     As filed with the Securities and Exchange Commission on August 26, 1998

                     Registration Nos. 2-95973 and 811-4236

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-lA
                                                                     ----
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /
                                                                    ----

                                                                     ----
                      POST-EFFECTIVE AMENDMENT NO. 45               / X /
                                                                    ----

                                       and
                                                                     ----
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT   / X /
                                    OF 1940                         ----


                                                                     ----
                                AMENDMENT NO. 46                    / X /
                                                                    ----


                                THE ONE GROUP(R)
               (Exact Name of Registrant as Specified in Charter)

                              1111 POLARIS PARKWAY
                                 P.O. BOX 710211
                            COLUMBUS, OHIO 43271-0211
                    (Address of Principal Executive Offices)

                                 (800) 480-4311
                         (Registrant's Telephone Number)

                                 MARK S. REDMAN
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     (Name and Address of Agent for Service)

                                   Copies To:

   Alan G. Priest, Esquire                      Michael V. Wible, Esquire
   Ropes & Gray                                 BANC ONE CORPORATION
   One Franklin Square                          100 East Broad Street, 18th Fl.
   1301 K Street, N.W., Suite 800E              Columbus, Ohio  43271-0158
   Washington, D.C.  20005

Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

     ______    Immediately upon filing pursuant to paragraph (b)
                  on (DATE) pursuant to paragraph(b)
         -----

           X      60 days after filing pursuant to paragraph(a)(1)
         -----

                  on (DATE)  pursuant to  paragraph(a)(1)
         -----
                  75 days after filing pursuant to paragraph(a)(2)
         -----
                  on (DATE)  pursuant to paragraph(a)(2) of Rule 485.
         -----

If appropriate, check the following box:

         ----- post-effective amendment designates a new effective date for a previously filed post- effective amendment.


The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2. Rule 24f-2 Notice for the Registrant's fiscal year ending June 30, 1998 was filed on September __, 1998.

                                THE ONE GROUP(R)

                              CROSS REFERENCE SHEET


Form N-1A Part A Item                                                  Prospectus Caption
---------------------                                                  ------------------
1.       Cover Page                                                    Cover Page

2.       Synopsis                                                      About the Fund

3.       Financial Highlights

4.       General Description                                           About the Fund, More About the
           of Registrant                                               Fund, How To Do Business with The
                                                                       One Group(R); Details About the Fund's
                                                                       Investment Practices and Policies

5.       Management of the Fund                                        About the Fund; More About the Fund;
                                                                       Organization & Management of the
                                                                       Fund;

6.       Capital Stock and Other                                       About the Fund; Shareholder
           Securities                                                  Information

7.       Purchase of Securities                                        How To Do Business with
           Being Offered                                               The One Group(R), Organization &
                                                                       Management of the Fund

8.       Redemption or Repurchase                                      How To Do Business with
                                                                       The One Group(R)

9.       Pending Legal Proceedings                                     Inapplicable

                                                                       COMBINED STATEMENT OF
                                                                       ADDITIONAL INFORMATION
FORM N-1A PART B ITEM                                                  CAPTION
---------------------                                                  -------
10. Cover Page                                                         Cover Page

11. Table of Contents                                                  Table of Contents

12. General Information and History                                    The Trust; Additional Information -
                                                                       Description of Shares

13. Investment Objective and Policies                                  Investment Objectives and Policies

14. Management of the Fund                                             Management of the Trust

15. Control Persons and Principal                                      Additional Information -
      Holders of Securities                                            Miscellaneous

16. Investment Advisory and Other
      Services                                                         Management of the Trust

17. Brokerage Allocation                                               Management of the Trust - Portfolio
                                                                       Transactions

18. Capital Stock and Other Securities                                 Valuation; Additional
                                                                       Information Regarding the Calculation
                                                                       of Per Share Net Asset Value;
                                                                       Additional Purchase and
                                                                       Redemption Information;
                                                                       Additional Information

19. Purchase, Redemption and Pricing of                                Valuation; Additional
      Securities Being Offered                                         Information Regarding the Calculation
                                                                       Per Share Net Asset Value;
                                                                       Additional Purchase and Redemption
                                                                       Information; Management of the
                                                                       Trust

20. Tax Status                                                         Investment Objectives and Policies -
                                                                       Additional Tax Information Concerning
                                                                       the Fund



21. Underwriters                                                       Management of the Trust - Distributor

22. Calculation of Performance Data                                    Additional Information - Calculation of
                                                                       Performance Data

23. Financial Statements                                               To be incorporated by reference in a
                                                                       485b filing

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the
Registration Statement.


                     THE ONE GROUP(R) FAMILY OF MUTUAL FUNDS

                                  EQUITY FUNDS

                               COMBINED PROSPECTUS


                                OCTOBER __, 1998


                     THE ONE GROUP(R) ASSET ALLOCATION FUND
                   THE ONE GROUP(R) LARGE COMPANY GROWTH FUND
                    THE ONE GROUP(R) LARGE COMPANY VALUE FUND
                   THE ONE GROUP(R) GROWTH OPPORTUNITIES FUND
                THE ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND
                     THE ONE GROUP(R) DISCIPLINED VALUE FUND
                       THE ONE GROUP(R) EQUITY INDEX FUND
                       THE ONE GROUP(R) INCOME EQUITY FUND
                       THE ONE GROUP(R) VALUE GROWTH FUND
                   THE ONE GROUP(R) SMALL CAPITALIZATION FUND



         This prospectus describes ten mutual funds with a variety of investment objectives, including total return, capital appreciation, current income, and long-term capital growth. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

         PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE
NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY
 FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE
                 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUNDS                                               1
ABOUT THE FUNDS                                                            2
  The One Group(R) Asset Allocation Fund                                   2
  The One Group(R) Large Company Growth Fund                               8
  The One Group(R) Large Company Value Fund                               14
  The One Group(R) Growth Opportunities Fund                              20
  The One Group(R) International Equity Index Fund                        26
  The One Group(R) Disciplined Value Fund                                 31
  The One Group(R) Equity Index Fund                                      36
  The One Group(R) Income Equity Fund                                     42
  The One Group(R) Value Growth Fund                                      48
  The One Group(R) Small Capitalization Fund                              54

MORE ABOUT THE FUNDS                                                      60
HOW TO DO BUSINESS WITH THE ONE GROUP                                     62
  Purchasing Fund Shares                                                  62
  Sales Charges                                                           65
  Sales Charge Reductions and Waivers                                     66
  Exchanging Fund Shares                                                  69
  Redeeming Fund Shares                                                   70

SHAREHOLDER INFORMATION                                                   73
  Voting Rights                                                           73
  Dividend Policies                                                       75
  Tax Treatment of the Funds                                              75
  Tax Treatment of Shareholders                                           75
  Shareholder Inquiries                                                   76

ORGANIZATION AND MANAGEMENT OF THE FUNDS                                  76
  The Funds                                                               76
  The Board of Trustees                                                   76
  The Advisor                                                             76
  The Sub-Advisor                                                         77
  The Distributor                                                         77
  The Administrator and Sub-Administrator                                 77
  The Transfer Agent, Custodian and Sub-Custodian                         78

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND
  POLICIES                                                                79
  Investment Practices                                                    79
  Investment Risks                                                        82
  Investment Policies                                                     83

APPENDIX: DESCRIPTION OF RATINGS                                          85

                          A BRIEF PREVIEW OF THE FUNDS

WHAT ARE THE GOALS OF THE ONE GROUP EQUITY FUNDS?

The Funds are designed for a variety of investment objectives, including total return, capital appreciation, current income, and long-term capital growth. Each Fund pursues a different objective and involves different risks. Please read about each Fund before investing.

WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?


The Funds normally will invest in a variety of equity securities, including common stock. The Funds also may invest in debt securities and preferred stocks which are convertible into common stock, and lend their portfolio securities . Most of the Funds may invest in securities of foreign issuers.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


Equity securities such as those in which the Funds may invest are more volatile and carry more risk than some other forms of investment. Accordingly, as with all equity investments, you may lose money by investing in the Funds. The Funds may invest in derivative securities. These securities may expose the Funds to special risks. In addition, investments in foreign securities may expose the Funds to risks that are different from investments in U.S. securities. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Funds" and "Investment Risks."


WHAT CLASSES OF SHARES ARE AVAILABLE?


The Funds currently offer four classes of Shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. The section called "How To Do Business With The One Group" will provide more information. Class I shares are not available to Individual Retirement Accounts ("IRA").


HOW DO I PURCHASE AND REDEEM SHARES?

You may buy and redeem shares of the Funds on any day that the Funds are open for business. Class C shares are not available for purchase in all of the Funds. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID?

Generally, dividends are declared on the last business day of each month and are distributed periodically on the first business day of each month. The One Group International Equity Index Fund, however, distributes dividends annually. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS?

Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Funds. Banc One Investment Advisors is paid a fee for its services. Independence International Associates, Inc. (the "Sub-Advisor") serves as Sub-Advisor to the International Equity Index Fund. The Sub-Advisor's fees are paid by Banc One Investment Advisors. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary." Additional information regarding the Sub-Advisor is located in the Prospectus under the heading "The Sub-Advisor."

THE ONE GROUP(R) ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return while preserving capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a combination of stocks, fixed income securities and money market instruments. Banc One Investment Advisors will regularly review the Fund's asset allocations and vary them over time to favor investments which they believe will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected return. Because the Fund seeks total return over the long term, Banc One Investment Advisors will not attempt to time the market. Rather, asset allocation shifts will be made gradually over time.

PORTFOLIO SECURITIES

The Fund normally will invest between 40% and 75% of its total assets in all types of equity securities, including the stock of both large and small capitalization companies, as well as growth and value securities. Up to 20% of the equities held by the Fund may be foreign securities, including American Depository Receipts. Between 25% and 60% of the Fund's total assets will be invested in fixed income securities, including bonds, notes, and other debt securities. The balance of the Fund's total assets will be invested in money market instruments. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. As a result, the value of your investment in the Fund may increase or decrease in value. The Fund also will invest in fixed income securities. The value of these securities will change in response to interest rate changes and other factors. This is especially true to the extent the Fund invests in debt securities in the lowest investment grade category. Such securities have speculative characteristics. Before you invest, please read "More About the Funds" and "Investment Practices."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                            CLASS A          CLASS B         CLASS C           CLASS I
-----------------------------------                            -------          -------         -------           -------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)                                                4.50%             none            none            none
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)                                       none(2)           5.00%           1.00%           none
Redemption Fees                                                  none              none            none            none
Exchange Fees                                                    none              none            none            none
ANNUAL OPERATING EXPENSES (as a
  percentage of average daily net
  assets)(3)
Investment Advisory Fees (after fee
  waiver)(4)                                                      .55%              .55%            .55%            .55%
12b-1 Fees (after fee waiver)(5)                                  .25%             1.00%           1.00%           none
Other Expenses                                                    .40%              .40%            .40%            .40%
Total Fund Operating Expenses
  (after fee waivers)(6)                                         1.20%             1.95%           1.95%            .95%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from the redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.


(4) Without the fee waiver, Investment Advisory Fees would be .65% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.


(6) Total Operating Expenses have been revised to reflect fee waivers. Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.40% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares and 1.05% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                            1 YEAR            3 YEARS         5 YEARS          10 YEARS
                                                            ------            -------         -------          --------
Class A                                                        $57               $81             $108              $184
Class A (without fee waivers)                                  $59               $87             $118              $205
Class B                                                        $70               $91             $125              $208
Class B (without fee waiver)                                   $71               $94             $130              $221
Class C                                                        $30               $61             $105              $227
Class C (without fee waiver)                                   $31               $64             $110              $238
Class I                                                        $10               $30             $ 53              $117
Class I (without fee waiver)                                   $11               $33             $ 58              $128


Assuming no redemption the end of each time period, the dollar amounts in the above example would be as follows:

                                                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
                                                             ------           -------          -------          --------

Class A                                                        $57               $81             $108              $184
Class A (without fee waivers)                                  $59               $87             $118              $205
Class B                                                        $20               $61             $105              $208
Class B (without fee waiver)                                   $21               $64             $110              $221
Class C                                                        $20               $61             $105              $227
Class C (without fee waiver)                                   $21               $64             $110              $238
Class I                                                        $10               $30             $ 53              $117
Class I (without fee waiver)                                   $11               $33             $ 58              $128


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

           THE ONE GROUP(R) ASSET ALLOCATION FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                            YEAR ENDED JUNE 30,
                                                                            -------------------
           CLASS I                             1998      1997          1996        1995             1994         1993(a)
           ---------------                     ----      ----          ----        ----             ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 11.71      $  10.73    $   9.64          $ 10.06        $ 10.00
Investment Activities
  Net investment income                                   0.43          0.41        0.38             0.29           0.07
  Net realized and unrealized gains
   (losses) from investments                              1.81          1.16        1.12            (0.38)          0.06
                                                       -------      --------    --------          -------        -------
Total from Investment Activities                          2.24          1.57        1.50            (0.09)          0.13
                                                       -------      --------    --------          -------        -------
Distributions
  From net investment income                             (0.43)        (0.41)      (0.37)           (0.29)         (0.07)
  From net realized gains                                (0.54)        (0.18)      (0.04)           (0.04)            --
                                                       -------      --------    --------          -------        -------
Total Distributions                                      (0.97)        (0.59)      (0.41)           (0.33)         (0.07)
                                                       -------      --------    --------          -------        -------
NET ASSET VALUE, END OF PERIOD                         $ 12.98      $  11.71    $  10.73          $  9.64        $ 10.06
                                                       =======      ========    ========          =======        =======
Total Return                                             20.16%        14.87%      16.06%           (1.01)%         5.45%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                    $94,971      $ 50,323    $ 37,658          $42,751        $30,441
  Ratio of expenses to average net
    assets                                                0.80%         0.94%       1.06%            1.06%          0.90%(b)
  Ratio of net investment income to
    average net assets                                    3.55%         3.58%       3.72%            2.91%          3.03%(b)
  Ratio of expenses to average net
    assets*                                               1.00%         1.19%       1.31%            1.33%          1.34%(b)
  Ratio of net investment income to
    average net assets*                                   3.35%         3.33%       3.47%            2.64%          2.59%(b)
  Portfolio turnover(c)                                  80.96%        73.38%     115.36%           56.55%          4.05%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Fiduciary Shares commenced offering on April 5, 1993. (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                         YEAR ENDED JUNE 30,
                                                                         -------------------
               CLASS A                         1998        1997        1996      1995       1994      1993(a)
               -------                         ----        ----        ----      ----       ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 11.72     $ 10.74   $  9.65     $10.06      $10.00
Investment Activities
  Net investment income                                     0.39        0.37      0.35       0.27        0.05
  Net realized and unrealized gains
    (losses) from investments                               1.83        1.16      1.13      (0.38)       0.07
Total from Investment Activities                            2.22        1.53      1.48      (0.11)       0.12
                                                         -------     -------   -------     ------      ------
Distributions From net investment
  income                                                   (0.40)      (0.37)    (0.34)     (0.26)      (0.06)
  In excess of net investment income                          --          --     (0.01)        --          --
  From net realized gains                                  (0.54)      (0.18)    (0.04)     (0.04)         --
                                                         -------     -------   -------     ------      ------
Total Distributions                                        (0.94)      (0.55)    (0.39)     (0.30)      (0.06)
                                                         -------     -------   -------     ------      ------
NET ASSET VALUE, END OF PERIOD                           $ 13.00     $ 11.72   $ 10.74     $ 9.65      $10.06
                                                         =======     =======   =======     ======      ======
Total Return (Excludes Sales Charge)                       19.85%      14.48%    15.76%     (1.19)%      5.23%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                      $31,379     $17,849   $ 4,745     $1,691      $  571
  Ratio of expenses to average net
    assets                                                  1.05%       1.19%     1.31%      1.33 %      1.15%(b)
  Ratio of net investment income to
    average net assets                                      3.30%       3.33%     3.57%      2.68 %      2.84%(b)
  Ratio of expenses to average net
    assets*                                                 1.34%       1.54%     1.66%      1.67 %      1.62%(b)
  Ratio of net investment income to
    average net assets*                                     3.01%       2.98%     3.22%      2.34 %      2.37%(b)
  Portfolio turnover(c)                                    80.96%      73.38%   115.36%     56.55 %      4.05%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) The Fund commenced operations on April 2, 1993. (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

           THE ONE GROUP(R) ASSET ALLOCATION FUND FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED JUNE 30,
                                                                               -------------------
                      CLASS B                      1998            1997            1996           1995         1994(a)
                      -------                      ----            ----            ----           ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 11.76         $ 10.76        $  9.67         $10.37
                                                                 -------         -------        -------         ------
Investment Activities
  Net investment income                                             0.30            0.28           0.27           0.08
  Net realized and unrealized gains
    (losses) from investments                                       1.83            1.18           1.14          (0.70)
                                                                 -------         -------        -------         ------
Total from Investment Activities                                    2.13            1.46           1.41          (0.62)
                                                                 -------         -------        -------         ------
Distributions From net investment
  income                                                           (0.31)          (0.28)         (0.27)         (0.08)
  In excess of net investment income                                  --              --          (0.01)            --
  From net realized gains                                          (0.54)          (0.18)         (0.04)            --
                                                                 -------         -------        -------         ------
Total Distributions                                                (0.85)          (0.46)         (0.32)         (0.08)
                                                                 -------         -------        -------         ------
NET ASSET VALUE, END OF PERIOD                                   $ 13.04         $ 11.76        $ 10.76         $ 9.67
                                                                 =======         =======        =======         ======
Total Return (Excludes Sales Charge)                               18.90%          13.79%         14.90%         (5.98)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                              $43,900         $18,575        $ 3,019         $1,862
  Ratio of expenses to average net
    assets                                                          1.81%           1.94%          2.07%          2.40%(c)
  Ratio of net investment income to
    average net assets                                              2.54%           2.58%          2.77%          1.99%(c)
  Ratio of expenses to average net
    assets*                                                         2.01%           2.19%          2.31%          2.40%(c)
  Ratio of net investment income to
    average net assets*                                             2.34%           2.33%          2.52%          1.99%(c)
  Portfolio turnover(d)                                            80.96%          73.38%        115.36%         56.55%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B commenced offering shares on January 14, 1994. (b) Not annualized.
   (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

INVESTMENT STRATEGY

The Fund invests primarily in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Fund invests normally will exceed the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500).*

PORTFOLIO SECURITIES


The Fund normally invests at least 65% of its total assets in the equity securities of companies described above, including common stock, warrants and rights to buy common stocks. The remainder of the Fund's total assets may be invested in nonconvertible fixed income securities, options and futures, repurchase agreements, and securities issued by the U.S. government and its agencies and instrumentalities. For daily cash management purposes, the Fund may invest in repurchase agreements and cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."


RISK CONSIDERATIONS


The Fund invests in equity securities, which may increase or decrease in value. As a result, the value of your investment in the Fund may increase or decrease in value. The Fund also may invest in fixed income securities. The value of these securities will change in response to interest rate changes and other factors. This is especially true to the extent the Fund invests in debt securities with speculative characteristics. Before you invest, please read "More About the Funds" and "Investment Practices."


FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

* "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                              CLASS A         CLASS B         CLASS C          CLASS I
-----------------------------------                              -------         -------         -------          -------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)                                                  4.50%            none            none           none
Maximum Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as applicable)                              none(2)          5.00%           1.00%          none
Redemption Fees                                                    none             none            none           none
Exchange Fees                                                      none             none            none           none
ANNUAL OPERATING EXPENSES (as a
  percentage of average daily net
  assets)(3)
Investment Advisory Fees                                            .74%             .74%            .74%           .74%
12b-1 Fees (after fee waiver)(4)                                    .25%            1.00%           1.00%          none
Other Expenses                                                      .26%             .26%            .26%           .26%
Total Fund Operating Expenses
  (after fee waiver)(5)                                            1.25%            2.00%           2.00%          1.00%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.


(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.35% for Class A shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                         1 YEAR              3 YEARS          5 YEARS          10 YEARS
                                                         ------              -------          -------          --------
Class A                                                    $57                 $83              $111             $189
Class A (without fee waiver)                               $58                 $86              $116             $200
Class B                                                    $70                 $93              $128             $213
Class C                                                    $30                 $63              $108             $233
Class I                                                    $10                 $32              $ 55             $122

Assuming no redemption at the end of the periods, the dollar amounts in the above example would be as follows:


                                                         1 YEAR              3 YEARS          5 YEARS          10 YEARS
                                                         ------              -------          -------          --------
Class A                                                    $57                 $83              $111             $189
Class A (without fee waiver)                               $58                 $86              $116             $200
Class B                                                    $20                 $63              $108             $213
Class C                                                    $20                 $63              $108             $233
Class I                                                    $10                 $32              $ 55             $122


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         THE ONE GROUP(R) LARGE COMPANY GROWTH FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                     YEAR ENDED JUNE 30,
                                                                     -------------------
         CLASS I                      1998           1997       1996         1995         1994        1993      1992(b)
         ---------------              ----           ----       ----         ----         ----        ----      -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                     $    15.44   $  13.47     $  11.32     $  10.92     $  9.85     $ 10.00
                                                ----------   --------     --------     --------     -------     -------
Investment Activities
  Net investment income                               0.12       0.18         0.20         0.20        0.23        0.08
  Net realized and unrealized
    gains (losses) from
    investments                                       4.79       2.14         3.04         0.67        1.12       (0.16)
                                                ----------   --------     --------     --------     -------     -------
Total from Investment
  Activities                                          4.91       2.32         3.24         0.87        1.35       (0.08)
                                                ----------   --------     --------     --------     -------     -------
Distributions
  From net investment income                         (0.11)     (0.18)       (0.20)       (0.20)      (0.23)      (0.07)
  From net realized gains                            (0.80)     (0.17)       (0.89)       (0.27)      (0.05)         --
                                                ----------   --------     --------     --------     -------     -------
Total Distributions                                  (0.91)     (0.35)       (1.09)       (0.47)      (0.28)      (0.07)
                                                ----------   --------     --------     --------     -------     -------
NET ASSET VALUE, END OF
  PERIOD                                        $    19.44   $  15.44     $  13.47     $  11.32     $ 10.92     $  9.85
                                                ==========   ========     ========     ========     =======     =======
Total Return                                         33.11%     17.36%       21.85%        8.04%      13.92%      (0.80)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of
    period (000)                                $1,142,864   $745,986     $531,595     $150,035     $41,317     $25,019
  Ratio of expenses to
    average net assets                                0.99%      0.96%        1.00%        0.78%       0.39%       0.30%(c)
  Ratio of net investment
    income to average net
    assets                                            0.69%      1.20%        1.72%        1.87%       2.24%       2.37%(c)
  Ratio of expenses to
    average net assets*                               0.99%      0.99%        1.00%        1.13%       1.43%       1.49%(c)
  Ratio of net investment
    income to average net
    assets*                                           0.69%      1.17%        1.72%        1.52%       1.21%       1.12%(c)
  Portfolio turnover(a)                              57.17%     35.51%       14.22%        9.04%      10.61%       3.09%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) The Fund commenced operations on February 28, 1992. (c) Annualized.

                                                                              YEAR ENDED JUNE 30,
                                                                              -------------------
               CLASS A                       1998            1997              1996             1995            1994(a)
               -------                       ----            ----              ----             ----            -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                                $ 15.83           $ 13.83          $ 11.62           $ 11.78
                                                           -------           -------          -------           -------
Investment Activities
  Net investment income                                       0.08              0.14             0.17              0.04
  Net realized and unrealized
   gains (losses) from investments                            4.88              2.17             3.10             (0.16)
                                                          --------           -------          -------           -------
Total from Investment
  Activities                                                  4.96              2.31             3.27             (0.12)
                                                          --------           -------          -------           -------
Distributions
  From net investment income                                 (0.07)            (0.14)           (0.16)            (0.04)
  In excess of net investment
    income                                                      --                --            (0.01)               --
  From net realized gains                                    (0.80)            (0.17)           (0.89)               --
                                                          --------           -------          -------           -------
Total Distributions                                          (0.87)            (0.31)           (1.06)            (0.04)
                                                          --------           -------          -------           -------
NET ASSET VALUE, END OF PERIOD                            $  19.92           $ 15.83          $ 13.83           $ 11.62
                                                          ========           =======          =======           =======
Total Return (Excludes Sales
  Charge)                                                    32.57%            16.85%           21.52%            (1.02)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                       $125,910           $75,114          $27,428           $   368
  Ratio of expenses to average
    net assets                                                1.24%             1.21%            1.26%             1.25%(c)
  Ratio of net investment income
    to average net assets                                     0.44%             0.95%            1.49%             1.78%(c)
  Ratio of expenses to average
    net assets*                                               1.32%             1.34%            1.36%             1.35%(c)
  Ratio of net investment income
    to average net assets*                                    0.36%             0.82%            1.39%             1.68%(c)
  Portfolio turnover(d)                                      57.17%            35.51%           14.22%             9.04%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class A Shares commenced offering on January 1, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

         THE ONE GROUP(R) LARGE COMPANY GROWTH FUND FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED JUNE 30,
                                                                                -------------------
                     CLASS B                      1998         1997             1996            1995           1994(a)
                     -------                      ----         ----             ----            ----           -------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  15.63         $ 13.63          $11.47          $ 11.57
                                                             --------         -------          ------          -------
Investment Activities
  Net investment income (loss)                                  (0.04)           0.05            0.09             0.03
  Net realized and unrealized gains
    (losses) from investments                                    4.82            2.17            3.06            (0.10)
                                                             --------         -------          ------          -------
Total from Investment Activities                                 4.78            2.22            3.15            (0.07)
                                                             --------         -------          ------          -------
Distributions From net investment
  income                                                           --           (0.05)          (0.09)           (0.03)
  In excess of net investment income                               --              --           (0.01)              --
  From net realized gains                                       (0.80)          (0.17)          (0.89)              --
                                                             --------         -------          ------          -------
Total Distributions                                             (0.80)          (0.22)          (0.99)           (0.03)
                                                             --------         -------          ------          -------
NET ASSET VALUE, END OF PERIOD                               $  19.61         $ 15.63          $13.63          $ 11.47
                                                             ========         =======          ======          =======
Total Return (Excludes Sales Charge)                            31.74 %         16.41%          20.65%           (0.66)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                          $132,268         $56,261          $6,918          $   334
  Ratio of expenses to average net
    assets                                                       2.00 %          1.96%           2.01%            1.99%(c)
  Ratio of net investment income
    (loss) to average net assets                                (0.33)%          0.20%           0.74%            0.96%(c)
  Ratio of expenses to average net
    assets*                                                      2.00 %          1.99%           2.01%            1.99%(c)
  Ratio of net investment income
    (loss) to average net assets*                               (0.33)%          0.17%           0.74%            0.96%(c)
  Portfolio turnover(d)                                         57.17 %         35.51%          14.22%            9.04%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized.
   (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) LARGE COMPANY VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

INVESTMENT STRATEGY

The Fund invests in equity securities of large capitalization companies that are believed to be selling below their long-term investment values. The weighted average capitalization of companies in which the Fund invests normally will exceed the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500).* The Fund also may invest in the stock of companies which have "breakup values" well in excess of current market values or which have uniquely undervalued corporate assets.

PORTFOLIO SECURITIES

The Fund normally invests at least 65% of its total assets in the equity securities of companies described above, including common stocks and debt securities and preferred stock that is convertible to common stock. A portion of the Fund's assets will be held in cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. As a result, the value of your investment in the Fund may increase or decrease in value. Before you invest, please read "More About the Funds" and "Investment Practices."

FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

* "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                              CLASS A         CLASS B         CLASS C          CLASS I
-----------------------------------                              -------         -------         -------          -------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)                                                  4.50%            none            none           none
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)                                         none(2)          5.00%           1.00%          none
Redemption Fees                                                    none             none            none           none
Exchange Fees                                                      none             none            none           none
ANNUAL OPERATING EXPENSES (as a
  percentage of average daily net
  assets)(3)
Investment Advisory Fees                                            .74%             .74%            .74%           .74%
12b-1 Fees (after fee waiver)(4)                                    .25%            1.00%           1.00%          none
Other Expenses                                                      .26%             .26%            .26%           .26%
Total Fund Operating Expenses
  (after fee waiver)(5)                                            1.25%            2.00%           2.00%          1.00%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.


(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.


(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.35% for Class A shares.



EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                           1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                           ------            -------          -------          --------
Class A                                                      $57               $83             $111              $189
Class A (without fee waiver)                                 $58               $86             $116              $200
Class B                                                      $70               $93             $128              $213
Class C                                                      $30               $63             $108              $233
Class I                                                      $10               $32             $ 55              $122


Assuming no redemption at the end of the period, the dollar amounts in the above example would be as follows:

                                                           1 YEAR          3 YEARS           5 YEARS         10 YEARS
                                                           ------          -------           -------         --------
Class A                                                      $57             $83               $111            $189
Class A (without fee waiver)                                 $58             $86               $116            $200
Class B                                                      $20             $63               $108            $213
Class C                                                      $20             $63               $108            $233
Class I                                                      $10             $32               $ 55            $122


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         THE ONE GROUP(R) LARGE COMPANY VALUE FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                      YEAR ENDED JUNE 30,
                                                                      -------------------
      CLASS I                       1998        1997        1996         1995        1994        1993        1992      1991(c)
      -------                       ----        ----        ----         ----        ----        ----        ----      -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                   $  12.83    $  12.87    $  11.34    $  11.64     $  11.34    $ 10.07     $ 10.00
                                              --------    --------    --------    --------     --------    -------     -------
Investment Activities
  Net investment income                           0.27        0.31        0.31        0.20         0.18       0.21        0.08
  Net realized and unrealized
    gains (losses) from
    investments                                   3.01        1.20        2.18       (0.01)        0.58       1.34        0.07
                                              --------    --------    --------    --------     --------    -------     -------
Total from Investment
  Activities                                      3.28        1.51        2.49        0.19         0.76       1.55        0.15
                                              --------    --------    --------    --------     --------    -------     -------
Distributions
  From net investment income                     (0.26)      (0.31)      (0.32)      (0.19)       (0.18)     (0.21)      (0.08)
  From net realized gains                        (1.06)      (1.24)      (0.64)      (0.30)       (0.28)     (0.07)         --
                                              --------    --------    --------    --------     --------    -------     -------
Total Distributions                              (1.32)      (1.55)      (0.96)      (0.49)       (0.46)     (0.28)      (0.08)
                                              --------    --------    --------    --------     --------    -------     -------
NET ASSET VALUE, END OF PERIOD                $  14.79    $  12.83    $  12.87    $  11.34     $  11.64    $ 11.34     $ 10.07
                                              ========    ========    ========    ========     ========    =======     =======
Total Return                                     27.10%      12.71%      23.42%     (1.59)%        6.73%     15.53%       4.47%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)                                     $686,156    $584,527    $365,376    $169,127     $132,833    $62,075     $36,237
  Ratio of expenses to average
    net assets                                    0.97%       0.97%       1.00%       0.95%        0.86%      0.82%       0.52%(b)
  Ratio of net investment
    income to average net assets                  1.99%       2.43%       2.74%       1.72%        1.62%      1.91%       2.48%(b)
  Ratio of expenses to average net
    assets*                                       0.97%       0.98%       1.01%       1.02%        1.12%      1.34%       1.26%(b)
  Ratio of net investment income
    to average net assets*                        1.99%       2.42%       2.73%       1.65%        1.36%      1.39%       1.74%(b)
  Portfolio turnover(a)                          77.05%     186.84%     203.13%     111.72%       51.75%     55.90%      19.87%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized. (c) The Fund commenced operations on March 1, 1991.

                                                                         YEAR ENDED JUNE 30,
                                                                         -------------------
                    CLASS A                         1998        1997       1996      1995     1994     1993      1992(c)
                    -------                         ----        ----       ----      ----     ----     ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 12.87    $ 12.89    $11.34   $11.64   $11.33      $11.42
Investment Activities
  Net investment income                                          0.23       0.27      0.28     0.17     0.16        0.07
  Net realized and unrealized gains
    (losses) from investments                                    3.04       1.22      2.20    (0.01)    0.59       (0.08)
                                                              -------    -------    ------   ------   ------      ------
Total from Investment Activities                                 3.27       1.49      2.48     0.16     0.75       (0.01)
                                                              -------    -------    ------   ------   ------      ------
Distributions
From net investment income                                      (0.23)     (0.27)    (0.27)   (0.16)   (0.16)      (0.08)
In excess of net investment income                                 --        --      (0.02)      --       --          --
From net realized gains                                         (1.06)     (1.24)    (0.64)   (0.30)   (0.28)         --
                                                              -------    -------    ------   ------   ------      ------
Total Distributions                                             (1.29)     (1.51)    (0.93)   (0.46)   (0.44)      (0.08)
                                                              -------    -------    ------   ------   ------      ------
NET ASSET VALUE, END OF PERIOD                                $ 14.85    $ 12.87    $12.89   $11.34   $11.64      $11.33
                                                              =======    =======    ======   ======   ======      ======
Total Return (Excludes Sales Charge)                            26.90%     12.40%    22.64%    1.35%    6.64%      (0.33%)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                           $14,832    $ 9,380    $3,481   $  698   $  451      $   12
  Ratio of expenses to average net
    assets                                                       1.22%      1.22%     1.25%    1.20%    1.10%       1.02%(c)
  Ratio of net investment income
    to average net assets                                        1.72%      2.18%     2.52%    1.57%    1.41%       2.12%(c)
  Ratio of expenses to average
    net assets*                                                  1.31%      1.33%     1.37%    1.37%    1.50%       1.22%(c)
  Ratio of net investment income
    to average net assets*                                       1.63%      2.07%     2.41%    1.40%    1.01%       1.92%(c)
  Portfolio turnover(a)                                         77.05%    186.84%   203.13%  111.72%   51.75%      55.90%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Class A Shares commenced offering on February 28, 1992. (c) Annualized.

         THE ONE GROUP(R) LARGE COMPANY VALUE FUND FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED JUNE 30,
                                                                                -------------------
                      CLASS B                    1998        1997              1996             1995            1994(a)
                      -------                    ----        ----              ----             ----            -------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 12.98           $ 12.96          $ 11.41           $ 11.87
                                                           -------           -------          -------           -------
Investment Activities
  Net investment income                                       0.14              0.18             0.17              0.05
  Net realized and unrealized gains
    (losses) from investments                                 3.04              1.26             2.19             (0.46)
                                                           -------           -------          -------           -------
Total from Investment Activities                              3.18              1.44             2.36             (0.41)
                                                           -------           -------          -------           -------
Distributions
  From net investment income                                 (0.15)            (0.18)           (0.17)            (0.05)
  From net realized gains                                    (1.06)            (1.24)           (0.64)               --
                                                           -------           -------          -------           -------
Total Distributions                                          (1.21)            (1.42)           (0.81)            (0.05)
                                                           -------           -------          -------           -------
NET ASSET VALUE, END OF PERIOD                             $ 14.95           $ 12.98          $ 12.96           $ 11.41
                                                           =======           =======          =======           =======
Total Return (Excludes Sales Charge)                         25.86%            11.95%           22.28%             3.48%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                        $ 9,288           $ 4,135          $   861           $   182
  Ratio of expenses to average
    net assets                                                1.97%             1.97%            2.00%             2.00%(c)
  Ratio of net investment income
    to average net assets                                     0.96%             1.43%            1.74%             1.06%(c)
  Ratio of expenses to average
    net assets*                                               1.97%             1.98%            2.01%             2.00%(c)
  Ratio of net investment income
    to average net assets*                                    0.96%             1.42%            1.72%             1.06%(c)
  Portfolio turnover(d)                                      77.05%           186.84%          203.13%           111.72%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized.
   (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

INVESTMENT STRATEGY

The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries.

PORTFOLIO SECURITIES

The Fund normally invests at least 80% of its total assets in equity securities, including common stocks and debt securities and preferred stocks that are convertible to common stock. A portion of the Fund's assets will be held in cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Also, the stocks of smaller companies may be subject to greater risks than those of larger companies. Before you invest, please read "More About the Funds" and "Investment Practices."

FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                               CLASS A        CLASS B         CLASS C          CLASS I
-----------------------------------                               -------        -------         -------          -------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)                                                   4.50%           none            none           none
Maximum Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as applicable)                               none(2)         5.00%           1.00%          none
Redemption Fees                                                     none            none            none           none
Exchange Fees                                                       none            none            none           none
ANNUAL OPERATING EXPENSES (as a
  percentage of average daily
  net assets)(3)
Investment Advisory Fees                                             .74%            .74%            .74%           .74%
12b-1 Fees (after fee waiver)(4)                                     .25%           1.00%           1.00%          none
Other Expenses                                                       .26%            .26%            .26%           .26%
Total Fund Operating Expenses
  (after fee waiver)(5)                                             1.25%           2.00%           2.00%          1.00%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from the redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.


(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.35% for Class A shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                           1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                           ------            -------          -------          --------
Class A                                                      $57               $83              $111             $189
Class A (without fee waiver)                                 $58               $86              $116             $200
Class B                                                      $70               $93              $128             $213
Class C                                                      $30               $63              $108             $233
Class I                                                      $10               $32              $ 55             $122


Assuming no redemption at the end of the period, the dollar amounts in the above example would be as follows:

                                                           1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                           ------            -------          -------          --------
Class A                                                     $57                $83             $111              $189
Class A (without fee waiver)                                $58                $86             $116              $200
Class B                                                     $20                $63             $108              $213
Class C                                                     $20                $63             $108              $233
Class I                                                     $10                $32             $ 55              $122


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         THE ONE GROUP(R) GROWTH OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                       YEAR ENDED JUNE 30,
                                                                       -------------------
       CLASS I                                 1998       1997      1996       1995       1994       1993      1992      1991
       -------                                 ----       ----      ----       ----       ----       ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD                   $  18.81   $  18.40   $  15.96   $  16.96   $  14.54   $ 12.92   $ 12.14
                                                       --------   --------   --------   --------   --------   -------   -------
Investment Activities
  Net investment income                                    0.25       0.20       0.06       0.07       0.06      0.09      0.21
  Net realized and unrealized gains
    (losses) from investments                              3.59       3.83       2.98      (0.05)      2.99      1.87      0.92
                                                       --------   --------   --------   --------   --------  --------   -------
Total from Investment Activities                           3.84       4.03       3.04       0.02       3.05      1.96      1.13
                                                       --------   --------   --------   --------   --------  --------   -------
Distributions
  From net investment income                              (0.25)     (0.20)     (0.06)     (0.07)     (0.06)    (0.08)    (0.21)
  In excess of net investment                             (0.02)        --         --         --         --        --        --
  From net realized gains                                 (2.92)     (3.42)     (0.54)     (0.95)     (0.57)    (0.26)    (0.14)
                                                       --------   --------   --------   --------   --------  --------   -------
Total Distributions                                       (3.19)     (3.62)     (0.60)     (1.02)     (0.63)    (0.34)    (0.35)
                                                       --------   --------   --------   --------   --------  --------   -------
NET ASSET VALUE, END OF PERIOD                         $  19.46   $  18.81   $  18.40   $  15.96   $  16.96  $  14.54   $ 12.92
                                                       ========   ========   ========   ========   ========  ========   =======
Total Return                                              22.75%     24.63%     19.75%     (0.16)%    21.36%    15.15%     9.85%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                    $623,911   $532,525   $413,518   $389,567   $232,898  $131,533   $53,831
  Ratio of expenses to average
    net assets                                             0.99%      1.00%      0.98%      0.98%      0.89%     0.75%     0.45%
  Ratio of net investment income
    to average net assets                                  1.32%      1.15%      0.38%      0.42%      0.41%     1.23%     1.75%
  Ratio of expenses to average net
    assets*                                                0.99%      1.01%      0.98%      1.03%      1.11%     0.51%     1.19%
  Ratio of net investment income
    to average net assets*                                 1.32%      1.14%      0.38%      0.37%      0.19%     0.03%     1.01%
  Portfolio turnover(a)                                  301.35%    435.30%    132.63%     70.67%     64.64%    42.77%    68.83%




       CLASS I                                                                               1990              1989(b)
       -------                                                                               ----              -------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $ 10.71            $ 10.00
                                                                                            -------            -------
Investment Activities
  Net investment income                                                                        0.19               0.11
  Net realized and unrealized gains
    (losses) from investments                                                                  1.97               0.71
                                                                                            -------            -------
Total from Investment Activities                                                               2.16               0.82
                                                                                            -------            -------
Distributions
  From net investment income                                                                  (0.19)             (0.11)
  In excess of net investment                                                                    --                 --
  From net realized gains                                                                     (0.54)                --
                                                                                            -------            -------
Total Distributions                                                                           (0.73)             (0.11)
                                                                                            -------            -------
NET ASSET VALUE, END OF PERIOD                                                              $ 12.14            $ 10.71
                                                                                            =======            =======
Total Return                                                                                  20.83%             24.86%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                         $31,804            $22,753
  Ratio of expenses to average net assets                                                      0.41%              0.38%(c)
  Ratio of net investment income to average net assets                                         1.65%              3.20%(c)
  Ratio of expenses to average net assets*                                                     1.15%              1.12%(c)
  Ratio of net investment income to average net assets*                                        0.91%              2.46%(c)
  Portfolio turnover(a)                                                                       92.55%             68.51%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) The Fund commenced operations on March 2, 1989; at that time, the Fund did not offer multiple classes of shares. Subsequently all shares of the Fund were redesignated as Class I shares. (c) Annualized.

                                                                       YEAR ENDED JUNE 30,
                                                                       -------------------
                 CLASS A                       1998        1997      1996        1995       1994         1993       1992(c)
                 -------                       ----        ----      ----        ----       ----         ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 18.76    $ 18.36    $ 15.93     $16.96      $ 14.54      $ 16.53
Investment Activities
  Net investment income                                     0.21       0.17       0.02       0.04         0.03         0.01
  Net realized and unrealized gains
    (losses) from  investments                              3.58       3.80       2.98      (0.08)        3.00        (1.99)
                                                         -------    -------    -------     ------      -------      -------
Total from Investment Activities                            3.79       3.97       3.00      (0.04)        3.03        (1.98)
Distributions
  From net investment income                               (0.24)     (0.15)     (0.01)     (0.03)       (0.04)       (0.01)
  In excess of net investment income                       (0.02)        --      (0.02)     (0.01)          --           --
  From net realized gains                                  (2.92)     (3.42)     (0.54)     (0.95)       (0.57)          --
                                                         -------    -------    -------     ------      -------      -------
Total Distributions                                        (3.18)     (3.57)     (0.57)     (0.99)       (0.61)       (0.01)
                                                         -------    -------    -------     ------      -------      -------
NET ASSET VALUE, END OF PERIOD                           $ 19.37    $ 18.76    $ 18.36     $15.93      $ 16.96      $ 14.54
                                                         =======    =======    =======     ======      =======      =======
Total Return (Excludes Sales Charge)                       22.52%     24.32%     19.50%     (0.52)%      21.70%(a)   (34.00)%(a)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                      $43,370    $28,052    $11,178     $8,097      $ 5,757      $    84
  Ratio of expenses to average net
    assets                                                  1.25%      1.25%      1.23%      1.22%        1.11 %(a)    1.31 %(a)
  Ratio of net investment income
    to average net  assets                                  0.92%      0.90%      0.12%      0.27%        0.25 %(a)    0.12 %(a)
  Ratio of expenses to average
    net assets*                                             1.34%      1.36%      1.33%      1.38%        1.48 %(a)    1.50 %(a)
  Ratio of net investment income
    (loss) to average  net assets*                          0.83%      0.79%      0.02%      0.11%       (0.12)%(a)   (0.07)%(a)
  Portfolio turnover(b)                                   301.35%    435.30%    132.63%     70.67%       64.64%       42.77%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Annualized. (b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (c) Class A Shares commenced offering on February 18, 1992.

         THE ONE GROUP(R) GROWTH OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JUNE 30,
                                                                          -------------------
                  CLASS B                      1998             1997             1996              1995         1994(a)
                  -------                      ----             ----             ----              ----         -------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                                      $ 18.43          $ 18.14           $ 15.85         $17.44
                                                              -------          -------           -------         ------
Investment Activities
  Net investment income (loss)                                   0.11             0.09             (0.07)         (0.02)
  Net realized and unrealized
    gains (losses) from
    investments                                                  3.44             3.69              2.90          (1.56)
                                                              -------          -------           -------         ------
Total from Investment Activities                                 3.55             3.78              2.83          (1.58)
                                                              -------          -------           -------         ------
Distributions
  From net investment income                                    (0.22)           (0.07)               --          (0.01)
  In excess of net investment
    income                                                      (0.02)              --                --             --
  From net realized gains                                       (2.92)           (3.42)            (0.54)            --
                                                              -------          -------           -------         ------
Total Distributions                                             (3.16)           (3.49)            (0.54)         (0.01)
                                                              -------          -------           -------         ------
NET ASSET VALUE, END OF PERIOD                                $ 18.82          $ 18.43           $ 18.14         $15.85
                                                              =======          =======           =======         ======
Total Return (Excludes Sales
  Charge)                                                       21.73%           23.53%            18.47%         (9.07)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)                                                     $37,409          $12,910           $ 2,787         $1,131
  Ratio of expenses to average
    net assets                                                   2.00%            2.00%             1.98%          2.12%(c)
  Ratio of net investment income
    (loss) to average net assets                                 0.01%            0.15%            (0.63)%        (0.55)%(c)
  Ratio of expenses to average
    net assets*                                                  2.00%            2.01%             1.98%          2.12%(c)
  Ratio of net investment income
    (loss) to average net assets*                                0.01%            0.14%            (0.63)%        (0.55)%(c)
  Portfolio turnover(d)                                        301.35%          435.30%           132.63%         70.67%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized.
   (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index.*

INVESTMENT STRATEGY

The Fund attempts to track the capital performance and dividend income of the Index by investing in a representative portion of the stocks which match as closely as possible the characteristics of the stocks which comprise the Index. The Fund also will invest in stock index futures. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the MSCI EAFE GDP Index of at least 0.90, without taking into account expenses. Perfect correlation would be 1.00.

PORTFOLIO SECURITIES

The Fund normally invests at least 65% of its total assets in foreign equity securities, consisting of common stocks (including American Depository Receipts) and preferred stocks, securities convertible to common stock (provided they are traded on an exchange or over-the-counter), warrants and receipts. No more than 10% of the Fund's assets will be held in cash or cash equivalents. The Fund may invest up to 10% of its net assets in securities of emerging international markets such as Mexico, Chile and Brazil, either directly through local exchanges, through publicly traded closed-end country funds, or through "passive foreign investment companies." a substantial portion of the Fund's assets will be denominated in foreign currencies. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Because the Fund's investments are tied to an index, fluctuations in the index will affect the value of your investment in the Fund. Also, investments in foreign securities involve risks different from investments in U.S. securities. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT

Independence International Associates, Inc. ("Independence International") serves as sub-advisor to the Fund. Independence International is an indirect subsidiary of John Hancock Mutual Life Insurance Company.



* Gross Domestic Produced Weighted Morgan Stanley Capital International Europe, Australia and Far East Index. MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                                  CLASS A       CLASS B       CLASS C          CLASS I
-----------------------------------                                  -------       -------       -------          -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                  4.50%          none          none           none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                                          none(2)        5.00%         1.00%          none
Redemption Fees                                                        none           none          none           none
Exchange Fees                                                          none           none          none           none
ANNUAL OPERATING EXPENSES
 (as a percentage of average daily net assets)(3)
Investment Advisory Fees                                                .55%           .55%          .55%           .55%
12b-1 Fees (after fee waiver)(4)                                        .25%          1.00%         1.00%          none
Other Expenses                                                          .40%           .40%          .40%           .40%
Total Fund Operating Expenses (after fee
  waiver)(5)                                                           1.20%          1.95%         1.95%           .95%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from the redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.30% for Class A shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                                1 YEAR        3 YEARS         5 YEARS          10 YEARS
                                                                ------        -------         -------          --------
Class A                                                           $57           $81             $108             $184
Class A (without fee waiver)                                      $58           $84             $113             $195
Class B                                                           $70           $91             $125             $208
Class C                                                           $30           $61             $105             $227
Class I                                                           $10           $30             $ 53             $117


Assuming no redemption at the end of the period, the dollar amounts in the above example would be as follows:


                                                                1 YEAR        3 YEARS         5 YEARS          10 YEARS
                                                                ------        -------         -------          --------
Class A                                                           $57           $81             $108             $184
Class A (without fee waiver)                                      $58           $84             $113             $195
Class B                                                           $20           $61             $105             $208
Class C                                                           $20           $61             $105             $227
Class I                                                           $10           $30             $ 53             $117


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. These examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

      THE ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                                 YEAR ENDED JUNE 30,
                                                                                 -------------------
               CLASS I                                  1998         1997       1996       1995       1994      1993(a)
               -------                                  ----         ----       ----       ----       ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  15.17   $  13.93   $  13.46   $  11.80    $ 10.00
                                                                   --------   --------   --------   --------    -------
Investment Activities
  Net investment income                                                0.15       0.11       0.13       0.11       0.06
  Net realized and unrealized gains from
    investments                                                        2.02       1.43       0.46       1.68       1.75
                                                                   --------   --------   --------   --------    -------
Total from Investment Activities                                       2.17       1.54       0.59       1.79       1.81
                                                                   --------   --------   --------   --------    -------
Distributions
  From net investment income                                          (0.17)     (0.16)     (0.08)     (0.11)     (0.01)
  In excess of net investment income                                  (0.13)     (0.02)        --         --         --
  From net realized gains                                             (0.15)     (0.12)     (0.04)     (0.01)        --
  In excess of net realized gains                                        --         --         --      (0.01)        --
                                                                   --------   --------   --------   --------    -------
Total Distributions                                                   (0.45)     (0.30)     (0.12)     (0.13)     (0.01)
                                                                   --------   --------   --------   --------    -------
NET ASSET VALUE, END OF PERIOD                                     $  16.89   $  15.17   $  13.93   $  13.46    $ 11.80
                                                                   ========   ========   ========   ========    =======
Total Return                                                          14.64%     11.22%      4.20%     15.44%     26.96%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                $449,949   $347,790   $218,299   $145,640    $35,384
  Ratio of expenses to average net assets                              0.86%      0.97%      1.04%      1.02%      1.22%(b)
  Ratio of net investment income to average
net assets                                                             1.00%      1.04%      1.25%      1.27%      1.37%(b)
  Ratio of expenses to average net assets*                             0.86%      1.00%      1.04%      1.02%      2.34%(b)
  Ratio of net investment income to average
net assets*                                                            1.00%      1.01%      1.25%      1.27%      0.25%(b)
  Portfolio turnover(c)                                                9.61%      6.28%      4.67%      7.74%      3.10%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Fiduciary Shares commenced offering on April 5, 1993. (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                                 YEAR ENDED JUNE 30,
                                                                                 -------------------
                   CLASS A                           1998           1997         1996       1995       1994     1993(a)
                   -------                           ----           ----         ----       ----       ----     -------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 15.16      $ 13.92     $13.49     $11.80     $11.74
                                                                  -------      -------     ------     ------     ------
Investment Activities
  Net investment income                                              0.11         0.14       0.12       0.09       0.02
  Net realized and unrealized gains
    from investments                                                 2.03         1.40       0.43       1.67       0.04
                                                                  -------      -------     ------     ------     ------
Total from Investment Activities                                     2.14         1.54       0.55       1.76       0.06
                                                                  -------      -------     ------     ------     ------
Distributions
  From net investment income                                        (0.13)       (0.16)     (0.08)     (0.05)        --
  In excess of net investment income                                (0.10)       (0.02)        --         --         --
  From net realized gains                                           (0.15)       (0.12)     (0.04)     (0.02)        --
                                                                  -------      -------     ------     ------     ------
Total Distributions                                                 (0.38)       (0.30)     (0.12)     (0.07)        --
                                                                  -------      -------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                                    $ 16.92      $ 15.16     $13.92     $13.49     $11.80
                                                                  =======      =======     ======     ======     ======
Total Return (Excludes Sales Charge)                                14.31%       11.20%      3.87%     15.18%      2.87%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                               $12,562      $10,789     $5,028     $2,395     $  153
  Ratio of expenses to average net
    assets                                                           1.11%        1.22%      1.28%      1.26%      1.47%(b)
  Ratio of net investment income to
    average net assets                                               0.73%        0.79%      1.09%      1.15%      2.10%(b)
  Ratio of expenses to average net assets*                           1.19%        1.35%      1.38%      1.36%      2.35%(b)
  Ratio of net investment income to
    average net assets*                                              0.65%        0.66%      0.99%      1.05%      1.22%(b)
  Portfolio turnover(c)                                              9.61%        6.28%      4.67%      7.74%      3.10%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) The Fund commenced operations on April 2, 1993. (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      THE ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED JUNE 30,
                                                                                   -------------------
                        CLASS B                                 1998         1997         1996         1995      1994(a)
                        -------                                 ----         ----         ----         ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 14.79      $ 13.73      $ 13.40      $13.00
                                                                           -------      -------      -------      ------
Investment Activities
  Net investment income                                                       0.09         0.03         0.03        0.06
  Net realized and unrealized gains
    from investments                                                          1.86         1.32         0.41        0.34
                                                                           -------      -------      -------      ------
Total from Investment Activities                                              1.95         1.35         0.44        0.40
                                                                           -------      -------      -------      ------
Distributions
  From net investment income                                                 (0.08)       (0.15)       (0.07)         --
  In excess of net investment income                                         (0.07)       (0.02)          --          --
  From net realized gains                                                    (0.15)       (0.12)       (0.04)         --
                                                                           -------      -------      -------      ------
Total Distributions                                                          (0.30)       (0.29)       (0.11)         --
                                                                           -------      -------      -------      ------
NET ASSET VALUE, END OF PERIOD                                             $ 16.44      $ 14.79      $ 13.73      $13.40
                                                                           =======      =======      =======      ======
Total Return (Excludes Sales Charge)                                         13.37%        9.97%        3.17%       3.23%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                        $10,033      $ 5,856      $ 3,687      $1,872
  Ratio of expenses to average net assets                                     1.86%        1.97%        2.04%       2.00%(c)
  Ratio of net investment income
    to average net assets                                                     0.08%        0.04%        0.25%       1.37%(c)
  Ratio of expenses to average net assets*                                    1.86%        2.00%        2.04%       2.00%(c)
  Ratio of net investment income
    to average net assets*                                                    0.08%        0.01%        0.25%       1.37%(c)
  Portfolio turnover(d)                                                       9.61%        6.28%        4.67%       7.74%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized.
   (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) DISCIPLINED VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

INVESTMENT STRATEGY


The Fund primarily invests in the equity securities of companies with below-market average price-to-earnings and price-to-book value ratios. The Fund considers the issuer's soundness and earnings prospects. If Banc One Investment Advisors determines that a company's fundamentals are declining or that the company's ability to pay dividends has been impaired, it likely may consider eliminating the Fund's holding of the company's stock.


PORTFOLIO SECURITIES

The Fund normally invests at least 80% of its total assets in equity securities, including common stocks, debt securities, and preferred stocks that are convertible into common stocks. a portion of the Fund's assets will be held in cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Before you invest, please read "More About the Funds" and "Investment Practices."

FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                                 CLASS A        CLASS B       CLASS C         CLASS I
-----------------------------------                                 -------        -------       -------         -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                 4.50%           none          none          none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as applicable)                        none(2)         5.00%         1.00%         none
Redemption Fees                                                       none            none          none          none
Exchange Fees                                                         none            none          none          none
ANNUAL OPERATING EXPENSES (as a
  percentage of average daily net assets)(3)
Investment Advisory Fees                                               .74%            .74%          .74%          .74%
12b-1 Fees (after fee waiver)(4)                                       .25%           1.00%         1.00%         none
Other Expenses                                                         .26%            .26%          .26%          .26%
Total Fund Operating Expenses (after fee
  waiver)(5)                                                          1.25%           2.00%         2.00%         1.00%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from the redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.


(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.35% for Class A shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.

                                                               1 YEAR         3 YEARS         5 YEARS          10 YEARS
                                                               ------         -------         -------          --------

Class A                                                          $57            $83             $111             $189
Class A (without fee waiver)                                     $58            $86             $116             $200
Class B                                                          $70            $93             $128             $213
Class C                                                          $30            $63             $108             $233
Class I                                                          $10            $32             $ 55             $122


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                               1 YEAR          3 YEARS          5 YEARS         10 YEARS
                                                               ------          -------          -------         --------
Class A                                                          $57             $83              $111            $189
Class A (without fee waiver)                                     $58             $86              $116            $200
Class B                                                          $20             $63              $108            $213
Class C                                                          $20             $63              $108            $233
Class I                                                          $10             $32              $ 55            $122


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

          THE ONE GROUP(R) DISCIPLINED VALUE FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                      YEAR ENDED JUNE 30,
                                                                      -------------------
           CLASS I                                        1998          1997         1996         1995       1994
           -------                                        ----          ----         ----         ----       ----
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  14.69     $  13.20     $  11.90   $  12.76
Investment Activities
  Net investment income                                                  0.22         0.29         0.28       0.26
  Net realized and unrealized gains from
    investments                                                          2.57         2.27         1.57       0.29
Total from Investment Activities                                         2.79         2.56         1.85       0.55
                                                                     --------     --------     --------   --------
Distributions
  From net investment income                                            (0.22)       (0.29)       (0.27)     (0.26)
  From net realized gains                                               (1.61)       (0.78)       (0.28)     (1.15)
                                                                     --------     --------     --------   --------
Total Distributions                                                     (1.83)       (1.07)       (0.55)     (1.41)
                                                                     --------     --------     --------   --------
NET ASSET VALUE, END OF PERIOD                                       $  15.65     $  14.69     $  13.20   $  11.90
                                                                     ========     ========     ========   ========
Total Return                                                            20.56%       20.10%       16.03%      4.04%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                    $562,302     $522,474     $448,530   $418,238
Ratio of expenses to average net assets                                  0.98%        0.99%        1.00%      0.93%
Ratio of net investment income to
  average net assets                                                     1.52%        2.04%        2.21%      2.14%
Ratio of expenses to average net assets*                                 0.98%        1.00%        1.10%      0.98%
Ratio of net investment income to
    average net assets*                                                  1.52%        2.03%        2.11%      2.09%
Portfolio turnover(a)                                                   92.66%       90.55%      176.66%     56.33%





           CLASS I                                     1993         1992         1991          1990      1989(b)
           -------                                     ----         ----         ----          ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.49     $  10.20      $ 10.42       $ 10.85     $ 10.00
Investment Activities
  Net investment income                                 0.28         0.34         0.39          0.48        0.14

  Net realized and unrealized gains from
    investments                                         1.27         1.29        (0.23)        (0.09)       0.85
                                                    --------     ---------     --------      -------     -------
Total from Investment Activities                        1.55         1.63         0.16          0.39        0.99
                                                    --------     ---------     --------      -------     -------
Distributions
  From net investment income                           (0.28)       (0.34)       (0.38)        (0.48)      (0.14)
  From net realized gains                                              --           --         (0.34)         --
                                                                                             -------     -------
Total Distributions                                    (0.28)       (0.34)       (0.38)        (0.82)      (0.14)
                                                    --------     ---------     --------      -------     -------
NET ASSET VALUE, END OF PERIOD                      $  12.76     $   11.49     $  10.20      $ 10.42     $ 10.85
                                                    ========     =========     ========      =======     =======
Total Return                                           13.58%       16.24%        1.75%         3.49%      29.90%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                 $211,785     $155,234      $74,481       $59,992     $45,872
  Ratio of expenses to average net assets               0.89         0.69%        0.41%         0.35%       0.33%(c)
  Ratio of net investment income to
    average net assets                                  2.30%        3.17%        3.92%         4.36%       3.95%(c)
  Ratio of expenses to average net assets*              1.08%        1.23%        1.15%         1.09%       1.07%(c)
  Ratio of net investment income to
    average net assets*                                 2.11%        2.63%        3/18%         3.62%       3.21%(c)
  Portfolio turnover(a)                               108.79%       25.32%       49.62%        51.14%      14.66%




* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Class I Shares commenced offering on March 2, 1989. (c)Annualized.

                                                                         YEAR ENDED JUNE 30,
                                                                         -------------------
                CLASS A                              1998       1997       1996      1995     1994      1993    1992(b)
                -------                              ----       ----       ----      ----     ----      ----    -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 14.72    $ 13.22   $ 11.91  $ 12.75    $ 11.49   $11.45
                                                              -------    -------   -------  -------    -------   ------
Investment Activities
  Net investment income                                          0.19       0.25      0.24     0.24       0.25     0.12
  Net realized and unrealized gains
    from investments                                             2.57       2.28      1.59     0.30       1.26     0.06
                                                              -------    -------   -------  -------    -------   ------
Total from Investment Activities                                 2.76       2.53      1.83     0.54       1.51     0.18
                                                              -------    -------   -------  -------    -------   ------
Distributions
  From net investment income                                    (0.19)     (0.25)    (0.24)   (0.23)     (0.25)   (0.14)
  From net realized gains                                       (1.61)     (0.78)    (0.26)   (1.10)        --       --
  In excess of net realized gains                                  --         --     (0.02)   (0.05)        --       --
Total Distributions                                             (1.80)     (1.03)    (0.52)   (1.38)     (0.25)   (0.14)
                                                              -------    -------   -------  -------    -------   ------
NET ASSET VALUE, END OF PERIOD                                $ 15.68    $ 14.72   $ 13.22  $ 11.91    $ 12.75   $11.49
                                                              =======    =======   =======  =======    =======   ======
Total Return (Excludes Sales Charge)                            20.21%     19.80%    15.43%    3.95%     13.27%    1.56%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                           $23,909    $20,838   $13,560  $10,448    $ 3,435   $   35
  Ratio of expenses to average
    net assets                                                   1.23%      1.24%     1.26%    1.18%      1.12%    1.29%(c)
  Ratio of net investment income
    to average net assets                                        1.26%      1.79%     1.99%    2.00%      2.06%    2.43%(c)
  Ratio of expenses to average
    net assets*                                                  1.31%      1.35%     1.36%    1.33%      1.46%    1.49%(c)
  Ratio of net investment income
    to average net assets*                                       1.18%      1.68%     1.89%    1.85%      1.72%    2.23%(c)
  Portfolio turnover(a)                                         92.66%     90.55%   176.66%   56.33%    108.79%   25.32%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Class A Shares commenced offering on February 18, 1992. (c) Annualized.

          THE ONE GROUP(R) DISCIPLINED VALUE FUND FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED JUNE 30,
                                                                                -------------------
                        CLASS B                               1998           1997         1996        1995      1994(a)
                        -------                               ----           ----         ----        ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 14.69      $ 13.19     $ 11.90      $12.60
                                                                           -------      -------     -------      ------
Investment Activities
  Net investment income                                                       0.08         0.15        0.15        0.07
  Net realized and unrealized gains
    (losses) from investments                                                 2.55         2.27        1.58       (0.70)
                                                                           -------      -------     -------      ------
Total from Investment Activities                                              2.63         2.42        1.73       (0.63)
                                                                           -------      -------     -------      ------
Distributions
  From net investment income                                                 (0.07)       (0.14)      (0.15)      (0.06)
  In excess of net investment income                                            --           --       (0.01)      (0.01)
  From net realized gains                                                    (1.61)       (0.78)      (0.28)         --
                                                                           -------      -------     -------      ------
Total Distributions                                                          (1.68)       (0.92)      (0.44)      (0.07)
                                                                           -------      -------     -------      ------
NET ASSET VALUE, END OF PERIOD                                             $ 15.64      $ 14.69     $ 13.19      $11.90
                                                                           =======      =======     =======      ======
Total Return (Excludes Sales Charge)                                         19.19%       18.93%      14.92%      (5.00)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                        $20,499      $16,305     $11,222      $5,356
  Ratio of expenses to average net
    assets                                                                    1.98%        1.99%       2.00%       1.96%(c)
  Ratio of net investment income to
    average net assets                                                        0.51%        1.04%       1.26%       1.80%(c)
  Ratio of expenses to average net
    assets*                                                                   1.98%        2.00%       2.01%       1.96%(c)
  Ratio of net investment income to
    average net assets*                                                       0.51%        1.03%       1.25%       1.80%(c)
  Portfolio turnover(d)                                                      92.66%       90.55%     176.66%      56.33%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized.
   (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) EQUITY INDEX FUND

INVESTMENT OBJECTIVE


The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").*


INVESTMENT STRATEGY

The Fund invests primarily in stocks included in the S&P 500 Index and, secondarily in stock index futures. Banc One Investment Advisors will seek to achieve a correlation between the performance of the Fund and that of the S&P 500 Index. To implement this strategy, Banc One Investment Advisors generally selects stocks in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Perfect correlation would be 1.00.

PORTFOLIO SECURITIES

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. In addition, the Fund may hold up to 10% of its net assets in cash or cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Because the Fund's investments are tied to an index, fluctuations in the index will affect the value of your investment in the Fund. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.


* "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                              CLASS A       CLASS B       CLASS C            CLASS I
-----------------------------------                              -------       -------       -------            -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                              4.50%          none          none             none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                                      none(2)        5.00%         1.00%            none
Redemption Fees                                                    none           none          none             none
Exchange Fees                                                      none           none          none             none
ANNUAL OPERATING EXPENSES
 (as a percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
  waiver)(4)                                                        .25%           .25%          .25%             .25%
12b-1 Fees (after fee waiver)(5)                                    .25%          1.00%         1.00%            none
Other Expenses                                                      .25%           .25%          .25%             .25%
Total Fund Operating Expenses (after fee
  waivers)(6)                                                       .75%          1.50%         1.50%             .50%



(1) If you buy or sell shares through an account with a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from the redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .30% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be .90% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and .55% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.



                                                                 1 YEAR          3 YEARS        5 YEARS        10 YEARS
                                                                 ------          -------        -------        --------
Class A                                                            $52             $68            $ 85           $134
Class A (without fee waivers)                                      $54             $72            $ 93           $151
Class B                                                            $65             $77            $102           $159
Class B (without fee waivers)                                      $66             $79            $104           $167
Class C                                                            $25             $47            $ 82           $179
Class C (without fee waivers)                                      $26             $49            $ 84           $185
Class I                                                            $ 5             $16            $ 28           $ 63
Class I (without fee waiver)                                       $ 6             $18            $ 31           $ 69

Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:



                                                                 1 YEAR          3 YEARS        5 YEARS        10 YEARS
                                                                 ------          -------        -------        --------
Class A                                                            $52             $68            $85            $134
Class A (without fee waivers)                                      $54             $72            $93            $151
Class B                                                            $15             $47            $82            $159
Class B (without fee waivers)                                      $16             $49            $84            $167
Class C                                                            $15             $47            $82            $179
Class C (without fee waivers)                                      $16             $49            $84            $185
Class I                                                            $ 5             $16            $28            $ 63
Class I (without fee waivers)                                      $ 6             $18            $31            $ 69


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

             THE ONE GROUP(R) EQUITY INDEX FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                       YEAR ENDED JUNE 30,
                                                                       -------------------
           CLASS I                               1998       1997       1996       1995       1994       1993     1992(b)
           -------                               ----       ----       ----       ----       ----       ----     -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  16.66   $  14.03   $  11.59   $  11.92    $ 10.92   $ 10.00
                                                          --------   --------   --------   --------    -------   -------
Investment Activities
  Net investment income                                       0.35       0.33       0.32       0.29       0.30      0.26
  Net realized and unrealized
    gains (losses) from
    investments                                               5.27       3.16       2.59      (0.20)      1.13      0.95
                                                          --------   --------   --------   --------    -------   -------
Total from Investment Activities                              5.62       3.49       2.91       0.09       1.43      1.21
                                                          --------   --------   --------   --------    -------   -------
Distributions
  From net investment income                                 (0.33)     (0.33)     (0.29)     (0.29)     (0.30)    (0.26)
  In excess of net investment
    income                                                      --      (0.01)     (0.02)     (0.04)        --        --
  From net realized gains                                    (0.15)     (0.52)     (0.16)     (0.09)     (0.13)    (0.03)
                                                          --------   --------   --------   --------    -------   -------
Total Distributions                                          (0.48)     (0.86)     (0.47)     (0.42)     (0.43)    (0.29)
                                                          --------   --------   --------   --------    -------   -------
NET ASSET VALUE, END OF PERIOD                            $  21.80   $  16.66   $  14.03   $  11.59    $ 11.92   $ 10.92
                                                          ========   ========   ========   ========    =======   =======
Total Return                                                 34.30%     25.47%     25.79%      0.63%     13.04%    12.14%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)                        $480,819   $321,058   $234,895   $165,370    $96,446   $62,150
  Ratio of expenses to average
    net assets                                                0.30%      0.30%      0.33%      0.46%      0.50%     0.73%(c)
  Ratio of net investment income
    to average net assets                                     1.87%      2.18%      2.57%      2.44%      2.46%     2.43%(c)
  Ratio of expenses to average
    net assets *                                              0.61%      0.59%      0.66%      0.59%      0.87%     1.16%(c)
  Ratio of net investment income
    to average net assets *                                   1.56%      1.89%      2.24%      2.31%      2.09%     2.00%(c)
  Portfolio turnover(a)                                       5.81%      9.08%      2.71%     11.81%      2.71%    21.90%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) The Fund commenced operations on July 2, 1991. (c) Annualized.

                                                                        YEAR ENDED JUNE 30,
                                                                        -------------------
                 CLASS A                           1998         1997       1996      1995     1994       1993    1992(b)
                 -------                           ----         ----       ----      ----     ----       ----    -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 16.67    $ 14.02    $11.59   $11.91     $10.92    $10.94
Investment Activities
  Net investment income                                          0.29       0.27      0.29     0.28       0.30      0.08
  Net realized and unrealized
    gains (losses) from
    investments                                                  5.28       3.18      2.58    (0.20)      1.10        --
                                                              -------    -------    ------   ------     ------    ------
Total from Investment Activities                                 5.57       3.45      2.87     0.08       1.40      0.08
                                                              -------    -------    ------   ------     ------    ------
Distributions
  From net investment income                                    (0.28)     (0.27)    (0.28)   (0.27)     (0.28)    (0.10)
  In excess of net investment
    income                                                         --      (0.01)       --    (0.04)        --        --
  From net realized gains                                       (0.15)     (0.52)    (0.16)   (0.09)     (0.13)       --
                                                              -------    -------    ------   ------     ------    ------
Total Distributions                                             (0.43)     (0.80)    (0.44)   (0.40)     (0.41)    (0.10)
                                                              -------    -------    ------   ------     ------    ------
NET ASSET VALUE, END OF PERIOD                                $ 21.81    $ 16.67    $14.02   $11.59     $11.91    $10.92
                                                              =======    =======    ======   ======     ======    ======
Total Return (Excludes Sales
  Charge)                                                       33.94%     25.16%    25.43%    0.56%     12.75%     1.32%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)                            $98,338    $32,186    $3,003   $1,416       $512    $    5
  Ratio of expenses to average
    net assets                                                   0.55%      0.55%     0.56%    0.62%      0.52%     1.09%(c)
  Ratio of net investment income
    to average net assets                                        1.59%      1.93%     2.38%    2.37%      2.51%     1.97%(c)
  Ratio of expenses to average
    net assets *                                                 0.95%      0.94%     1.01%    0.94%      0.99%     1.27%(c)
  Ratio of net investment income
    to average net assets *                                      1.19%      1.54%     1.94%    2.05%      2.04%     1.79%(c)
  Portfolio turnover(a)                                          5.81%      9.08%     2.71%   11.81%      2.71%    21.90%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Class A Shares commenced offering on February 18, 1992. (c) Annualized.

                                                                                YEAR ENDED JUNE 30,
                                                                                -------------------
                        CLASS B                                1998         1997         1996        1995       1994(a)
                        -------                                ----         ----         ----        ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   16.68     $  14.05     $11.61       $12.39
Investment Activities
  Net investment income                                                       0.16         0.16       0.18         0.09
  Net realized and unrealized
    gains (losses) from
    investments                                                               5.27         3.16       2.61        (0.78)
                                                                         ---------     --------     ------       ------
Total from Investment Activities                                              5.43         3.32       2.79        (0.69)
                                                                         ---------     --------     ------       ------
Distributions
  From net investment income                                                 (0.16)       (0.16)     (0.19)       (0.09)
  In excess of net investment income                                            --        (0.01)        --           --
  From net realized gains                                                    (0.15)       (0.52)     (0.16)          --
                                                                         ---------     --------     ------       ------
Total Distributions                                                          (0.31)       (0.69)     (0.35)       (0.09)
                                                                         ---------     --------     ------       ------
NET ASSET VALUE, END OF PERIOD                                           $   21.80     $  16.68     $14.05       $11.61
                                                                         =========     ========     ======       ======
Total Return (Excludes Sales
  Charge)                                                                    32.93%       24.05%     24.58%       (5.57)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                        $ 168,699     $ 38,538     $1,408       $  248
  Ratio of expenses to average net assets                                     1.30%        1.30%      1.34%        1.10%(c)
  Ratio of net investment income
    to average net assets                                                     0.83%        1.18%      1.60%        2.08%(c)
  Ratio of expenses to average net assets*                                    1.61%        1.59%      1.67%        1.15%(c)
  Ratio of net investment income
    to average net assets*                                                    0.52%        0.89%      1.27%        2.03%(c)
  Portfolio turnover(d)                                                       5.81%        9.08%      2.71%       11.81%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized.
   (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) INCOME EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

INVESTMENT STRATEGY


The Fund attempts to keep its yield above the Standard & Poor's 500 Composite Price Index ("S&P 500 Index")* by investing in common stocks of corporations which regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Continued payment of dividends cannot be assured. Because achieving yield is the primary consideration in selecting securities, stocks of companies that are out of favor in the financial community may also be purchased.


PORTFOLIO SECURITIES

The Fund normally invests at least 65% of its total assets in the equity securities of companies described above, including common stocks, debt securities, and preferred stocks that are convertible into common stocks. a portion of the Fund's assets will be held in cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Before you invest, please read "More About the Funds" and "Investment Practices."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.


* "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                                    CLASS A         CLASS B       CLASS C      CLASS I
-----------------------------------                                    -------         -------       -------      -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                    4.50%           none          none         none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                                            none(2)         5.00%         1.00%        none
Redemption Fees                                                          none            none          none         none
Exchange Fees                                                            none            none          none         none
ANNUAL OPERATING EXPENSES
  (as a percentage of average  daily
  net assets)(3)
Investment Advisory Fees                                                  .74%            .74%          .74%         .74%
12b-1 Fees (after fee waiver)(4)                                          .25%           1.00%         1.00%        none
Other Expenses                                                            .26%            .26%          .26%         .26%
Total Fund Operating Expenses
  (after fee waiver)(5)                                                  1.25%           2.00%         2.00%        1.00%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.


(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.


(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.35% for Class A shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.



                                                               1 YEAR          3 YEARS          5 YEARS        10 YEARS
                                                               ------          -------          -------        --------
Class A                                                          $57             $83             $111            $189
Class A (without fee waiver)                                     $58             $86             $116            $200
Class B                                                          $70             $93             $128            $213
Class C                                                          $30             $63             $108            $233
Class I                                                          $10             $32             $ 55            $122


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                               1 YEAR          3 YEARS          5 YEARS        10 YEARS
                                                               ------          -------          -------        --------
Class A                                                          $57             $83              $111           $189
Class A (without fee waiver)                                     $58             $86              $116           $200
Class B                                                          $20             $63              $108           $213
Class C                                                          $20             $63              $108           $233
Class I                                                          $10             $32              $ 55           $122


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            THE ONE GROUP(R) INCOME EQUITY FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                       YEAR ENDED JUNE 30,
                                                                       -------------------
          CLASS I                              1998       1997       1996       1995       1994       1993        1992
          -------                              ----       ----       ----       ----       ----       ----        ----
NET ASSET VALUE, BEGINNING OF
PERIOD                                                  $  17.65   $  15.13   $  13.22   $  13.21   $  12.24    $  11.35
                                                        --------   --------   --------   --------   --------    --------
Investment Activities
  Net investment income                                     0.36       0.40       0.40       0.39       0.43        0.49
  Net realized and unrealized
    gains from investments                                  4.89       3.22       2.28       0.01       0.97        0.90
                                                        --------   --------   --------   --------   --------    --------
Total from Investment Activities                            5.25       3.62       2.68       0.40       1.40        1.39
                                                        --------   --------   --------   --------   --------    --------
Distributions
  From net investment income                               (0.36)     (0.40)     (0.40)     (0.39)     (0.43)      (0.50
  From net realized gains                                  (0.61)     (0.70)     (0.37)        --         --          --
                                                        --------   --------   --------   --------   --------    --------
Total Distributions                                        (0.97)     (1.10)     (0.77)     (0.39)     (0.43)      (0.50)
                                                        --------   --------   --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD                          $  21.93   $  17.65   $  15.13   $  13.22   $  13.21    $  12.24
                                                        ========   ========   ========   ========   ========    ========
Total Return                                               30.90%     24.53%     21.04%      3.27%     11.56%      12.36%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                     $649,007   $321,827   $170,919   $198,787   $153,144    $125,050
  Ratio of expenses to average
    net assets                                              1.00%      0.98%      1.01%      0.98%      0.90%       0.70%
  Ratio of net investment income
    to average net assets                                   1.91%      2.44%      2.85%      3.18%      3.37%       4.12%
  Ratio of expenses to average
    net assets*                                             1.00%      1.01%      1.01%      1.05%      1.07%       1.23%
  Ratio of net investment income
    to average net assets*                                  1.91%      2.41%      2.85%      3.11%      3.20%       3.59%
  Portfolio turnover(a)                                    28.18%     14.92%      4.03%     22.69%      7.53%       5.99%





             CLASS I                                       1991              1990             1989(b)
             -------                                       ----              ----             ----
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.06           $ 10.32           $  9.10
                                                          ------           -------           -------
Investment Activities
Net investment income                                       0.54              0.53              0.45
Net realized and unrealized
gains from investments                                      0.26              0.77              1.22
                                                            ----           -------           -------
Total from Investment Activities                            0.80              1.30              1.67
                                                            ----           -------           -------
Distributions
From net investment income                                 (0.51)            (0.56)            (0.45)
From net realized gains                                      --                 --                --
                                                          ------           -------           -------
Total Distributions                                        (0.51)            (0.56)            (0.45
                                                                           -------           -------
NET ASSET VALUE, END OF PERIOD                            $11.35           $ 11.06           $ 10.32
                                                          ------           -------           -------
Total Return                                                7.48%            12.79%            18.59%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                      $73,552           $37,056           $24,591
  Ratio of expenses to average
    net assets                                              0.42%             0.49%             0.66%
  Ratio of net investment income
    to average net assets                                   4.80%             4.94%             5.35%
  Ratio of expenses to average
    net assets*                                             1.16%             1.23%             1.42%
  Ratio of net investment income
    to average net assets*                                  4.06%             4.20%             4.59%
  Portfolio turnover(a)                                     9.36%             9.81%             7.14%




* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Share class commenced operations July 2, 1987.

                                                                              YEAR ENDED JUNE 30,
                                                                              -------------------
                 CLASS A                        1998         1997          1996        1995       1994       1993    1992(b)
                 -------                        ----         ----          ----        ----       ----       ----    -------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 17.64       $ 15.11     $ 13.20     $13.20     $12.23    $12.34
                                                           -------       -------     -------     ------     ------    ------
Investment Activities
  Net investment income                                       0.31          0.38        0.03       0.36       0.40      0.20
  Net realized and unrealized gains
    from investments                                          4.87          3.20        2.29         --       0.98     (0.10)
Total from Investment Activities                              5.18          3.58        2.32       0.36       1.38      0.10
                                                           -------       -------     -------    -------     ------    ------
Distributions
  From net investment income                                 (0.31)        (0.35)      (0.03)     (0.34)     (0.41)    (0.21)
  In excess of net investment income                            --            --       (0.01)     (0.02)        --        --
  From net realized gains                                    (0.61)        (0.70)      (0.37)        --         --        --
                                                           -------       -------     -------    -------     ------    ------
Total Distributions                                          (0.92)        (1.05)      (0.41)     (0.36)     (0.41)    (0.21)
                                                           -------       -------     -------    -------     ------    ------
NET ASSET VALUE, END OF PERIOD                             $ 21.90       $ 17.64     $ 15.11    $ 13.20     $13.20    $12.23
                                                           =======       =======     =======    =======     ======    ======
Total Return (Excludes Sales Charge)                         30.39%        24.23%      20.79%      2.95%     11.38%     2.16%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                        $78,976       $44,284     $13,793    $12,054     $9,513    $  118
  Ratio of expenses to average
    net assets                                                1.25%         1.23%       1.26%      1.23%      1.11%     1.29%(c)
  Ratio of net investment income to
    average net assets                                        1.65%         2.19%       2.61%      3.01%      3.32%     3.97%(c)
  Ratio of expenses to average net
    assets*                                                   1.34%         1.36%       1.36%      1.40%      1.43%     1.49%(c)
  Ratio of net investment income to
    average net assets*                                       1.56%         2.06%       2.51%      2.84%      3.00%     3.77%(c)
  Portfolio turnover(a)                                      28.18%        14.92%       4.03%     22.69%      7.53%     5.99%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Class A Shares commenced offering on February 18, 1992. (c) Annualized.

            THE ONE GROUP(R) INCOME EQUITY FUND FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED JUNE 30,
                                                                              -------------------
                        CLASS B                             1998           1997           1996         1995         1994(a)
                        -------                             ----           ----           ----         ----         ----
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 17.68        $ 15.14      $ 13.23      $ 13.83
                                                                         -------        -------      -------      -------
Investment Activities
  Net investment income                                                     0.17           0.24         0.26         0.11
  Net realized and unrealized gains
    (losses) from investments                                               4.89           3.23         2.29        (0.60)
                                                                         -------        -------      -------      -------
Total from Investment Activities                                            5.06           3.47         2.55        (0.49)
                                                                         -------        -------      -------      -------
Distributions
  From net investment income                                               (0.18)         (0.23)       (0.25)       (0.11)
  In excess of net investment income                                          --             --        (0.02)          --
  From net realized gains                                                  (0.61)         (0.70)       (0.37)          --
                                                                         -------        -------      -------      -------
Total Distributions                                                        (0.79)         (0.93)       (0.64)       (0.11)
                                                                         -------        -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                           $ 21.95        $ 17.68      $ 15.14      $ 13.23
                                                                         =======        =======      =======      =======
Total Return (Excludes Sales Charge)                                       29.48%         23.41%       19.91%       (3.37)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                      $79,518        $29,169      $ 3,468      $ 1,714
  Ratio of expenses to average net assets                                   2.00%          1.98%        2.01%        1.95%(c)
  Ratio of net investment income
    to average net assets                                                   0.89%          1.44%        1.88%        2.70%(c)
  Ratio of expenses to average net assets*                                  2.00%          2.01%        2.02%        1.95%(c)
  Ratio of net investment income
    to average net assets*                                                  0.89%          1.41%        1.87%        2.70%(c)
  Portfolio turnover(d)                                                    28.18%         14.92%        4.03%       22.69%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not Annualized.
   (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) VALUE GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

INVESTMENT STRATEGY


The Fund invests primarily in common stocks of overlooked or undervalued companies that have the potential for earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across varied capitalization levels targeting both value and growth oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.


PORTFOLIO SECURITIES


The Fund normally invests at least 65% of its total assets in equity securities described above. Up to 35% of its total assets may be invested in U.S. Government Securities, other investment grade fixed income securities, cash, and cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."


RISK CONSIDERATIONS


The Fund invests in equity securities which may increase or decrease in value. As a result, your investment in the Fund may increase or decrease in value. The Fund also may invest in fixed income securities. The value of these securities will change in response to interest rate changes and other factors. This is especially true to the extent that the Fund invests in debt securities with speculative characteristics. Before you invest, please read "More About the Funds" and "Investment Risks."


FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                                    CLASS A      CLASS B        CLASS C        CLASS I
-----------------------------------                                    -------      -------        -------        -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                    4.50%         none           none          none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as applicable)                           none(2)       5.00%          1.00%         none
Redemption Fees                                                          none          none           none          none
Exchange Fees                                                            none          none           none          none
ANNUAL OPERATING EXPENSES
  (as a percentage of average daily net assets)(3)
Investment Advisory Fees                                                  .74%          .74%           .74%          .74%
12b-1 Fees (after fee waiver)(4)                                          .25%         1.00%          1.00%         none
Other Expenses                                                            .26%          .26%           .26%          .26%
Total Fund Operating Expenses
  (after fee waiver)(5)                                                  1.25%         2.00%          2.00%         1.00%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3)      Expense information has been restated to reflect current fees.

(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.


(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.35% for Class A shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.



                                                               1 YEAR          3 YEARS          5 YEARS        10 YEARS
                                                               ------          -------          -------        --------
Class A                                                          $57             $83             $111            $189
Class A (without fee waiver)                                     $58             $86             $116            $200
Class B                                                          $70             $93             $128            $213
Class C                                                          $30             $63             $108            $233
Class I                                                          $10             $32             $ 55            $122


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                               1 YEAR          3 YEARS          5 YEARS        10 YEARS
                                                               ------          -------          -------        --------
Class A                                                          $57             $83              $111           $189
Class A (without fee waiver)                                     $58             $86              $116           $200
Class B                                                          $20             $63              $108           $213
Class C                                                          $20             $63              $108           $233
Class I                                                          $10             $32              $ 55           $122


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

             THE ONE GROUP(R) VALUE GROWTH FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.


                                                                                                     MARCH 26, 1996 TO
                                                                   YEAR ENDED JUNE 30,                   JUNE 30,
                                                                ------------------------             -----------------
           CLASS I                                              1998                1997                  1996(a)
           -------                                              ----                ----                  -------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $  10.39                 $  10.00
Investment Activities
  Net investment income                                                             0.11                     0.03
  Net realized and unrealized gains from investments                                2.85                     0.39
                                                                                --------                 --------
Total from Investment Activities                                                    2.96                     0.42
                                                                                --------                 --------
Distributions
  From net investment income                                                      (0.11)                    (0.03)
  From net realized gains                                                         (1.73)                       --
                                                                               --------                  --------
Total Distributions                                                               (1.84)                    (0.03)
                                                                               --------                  --------
NET ASSET VALUE, END OF PERIOD                                                 $  11.51                  $  10.39
                                                                               ========                  ========
Total Return                                                                      31.97%                    10.49%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                            $430,837                  $191,212
  Ratio of expenses to average net assets                                          0.98%                     0.95%(d)
  Ratio of net investment income to average net assets                             1.06%                     1.13%(d)
  Ratio of expenses to average net assets*                                         1.00%                     1.04%(d)
  Ratio of net investment income to average net assets*                            1.04%                     1.04%(d)
  Portfolio turnover(e)                                                          113.17%                    65.21%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from date reorganized as a fund of The One Group. (b) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period from March 26, 1996 through June 30, 1996. (c) Not annualized. (d) Annualized. (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                      SEVEN
                                     MONTHS
                                                  YEAR ENDED        ENDED                         YEAR ENDED JUNE 30,
                                                    JUNE 30,        JUNE 30,                      -------------------
                                                 ---------------   ---------
               CLASS A                           1998      1997     1996(a)        1995      1994        1993      1992     1991
               -------                           ----      ----     -------        ----      ----        ----      ----     ----
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.39   $ 11.15      $   9.00  $  10.02    $   9.42  $   7.80  $  6.39
                                                          -------   -------      --------  --------    --------  --------  -------
Investment Activities Net investment
  income                                                     0.09      0.94          0.12      0.13        0.11      0.11     0.12
  Net realized and unrealized gains
    (losses) from investments                                2.83      0.08          2.44     (0.56)       0.83      1.75     1.44
                                                          -------   -------      --------  --------    --------  --------  -------
Total from Investment Activities                             2.92      1.02          2.56     (0.43)       0.94      1.86     1.56
                                                          -------   -------      --------  --------    --------  --------  -------
Distributions
  From net investment income                                (0.08)    (0.94)        (0.12)    (0.14)      (0.12)    (0.10)   (0.14)
  In excess of net investment income                           --     (0.01)           --        --          --        --       --
  From net realized gains                                   (1.73)    (0.83)        (0.29)    (0.45)      (0.22)    (0.14)   (0.01)
                                                          -------   -------      --------  --------    --------  --------  -------
Total Distributions                                         (1.81)    (1.78)        (0.41)    (0.59)      (0.34)    (0.24)   (0.15)
                                                          -------   -------      --------  --------    --------  --------  -------
NET ASSET VALUE, END OF PERIOD                            $ 11.50   $ 10.39      $  11.15  $   9.00    $  10.02  $   9.42  $  7.80
                                                          =======   =======      ========  ========    ========  ========  =======
Total Return (Excludes Sales Charge)                        31.53%    10.40%(b)     29.57%    (4.32)%     10.13%    24.27%   24.97%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                       $47,306   $35,984      $217,978  $173,198    $171,141  $133,614  $93,400
  Ratio of expenses to average net assets                    1.23%     0.97%(c)      0.95%     0.96%       0.96%     0.97%    0.95%
  Ratio of net investment income to
    average net assets                                       0.83%     0.65%(c)      1.25%     1.34%       1.21%     1.25%    1.73%
  Ratio of expenses to average net assets*                   1.34%     1.05%(c)      0.95%     0.96%       0.96%     0.97%    1.02%
  Ratio of net investment income to
    average net assets*                                      0.72%     0.77%(c)      1.25%     1.34%       1.21%     1.25%    1.66%
  Portfolio turnover(d)                                    113.17%    65.21%        77.00%    53.00%      66.00%    43.00%   54.00%




* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.26 to $10.00 effective March 26, 1996. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

             THE ONE GROUP(R) VALUE GROWTH FUND FINANCIAL HIGHLIGHTS



                                                                                    SEVEN MONTHS                  SEPT. 9, 1994
                                                             YEAR  ENDED                ENDED       YEAR ENDED         TO
                                                              JUNE 30,                JUNE 30,       NOV. 30,       NOV. 30,
                                                         ------------------          ----------      --------       --------
                           CLASS B                       1998          1997           1996(a)          1995          1994(b)
                           -------                       ----          ----           -------          ----          -------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 10.39         $ 11.16        $  9.01         $ 9.85
                                                                      -------         -------        -------         ------
Investment Activities
  Net investment income                                                  0.01            0.91           0.05           0.02
  Net realized and unrealized gains
    (losses) from investments                                            2.82            0.07           2.46          (0.84)
                                                                      -------         -------        -------         ------
Total from Investment Activities                                         2.83            0.98           2.51          (0.82)
                                                                      -------         -------        -------         ------
Distributions
  From net investment income                                            (0.02)          (0.91)         (0.07)         (0.02)
  In excess of net investment income                                       --           (0.01)            --             --
  From net realized gains                                               (1.73)          (0.83)         (0.29)            --
                                                                      -------         -------        -------         ------
Total Distributions                                                     (1.75)          (1.75)         (0.36)         (0.02)
                                                                      -------         -------        -------         ------
NET ASSET VALUE, END OF PERIOD                                        $ 11.47         $ 10.39        $ 11.16         $ 9.01
                                                                      =======         =======        =======         ======
Total Return (Excludes Sales Charge)                                    30.52%           9.86%(c)      28.74%         (8.31)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                   $10,517         $ 4,673        $ 2,923           $412
  Ratio of expenses to average net assets                                1.98%           1.56%(d)       1.70%          1.71%(d)
  Ratio of net investment income to
    average net assets                                                   0.07%           0.13%(d)       0.38%          0.76%(d)
  Ratio of expenses to average net assets*                               2.00%           1.94%(d)       1.70%          1.71%(d)
  Ratio of net investment income to
    average net assets*                                                  0.05%           0.05%(d)       0.38%          0.76%(d)
  Portfolio turnover(e)                                                113.17%          65.21%         77.00%         53.00%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.21 to $10.00 effective March 26, 1996. (b) Class B Shares commenced offering September 9, 1994. (c) Not annualized. (d) Annualized. (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small capitalization and emerging growth companies.

INVESTMENT STRATEGY

The Fund invests primarily in common stocks, debt securities, preferred stocks, convertible securities, warrants, and other equity securities of small capitalization companies. Generally, Banc One Investment Advisors selects a portfolio of companies with a market capitalization equivalent to the median market capitalization of the S&P Small-Cap 600 Index*, although the Fund may occasionally hold securities of companies with larger capitalizations if doing so contributes to the Fund's investment objective. This Fund was formerly called The One Group Gulf South Growth Fund.

PORTFOLIO SECURITIES

The Fund invests at least 65% of its total assets in the securities described in "Investment Strategy." Up to 35% of its total assets may be invested in U.S. Government Securities, other investment grade fixed income securities, cash, and cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities which may increase or decrease in value. As a result, your investment in the Fund may increase or decrease in value. Also, smaller companies may be subject to greater business risks than larger companies. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.


* "Standard & Poor's Small-Cap 600" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                              SHAREHOLDER EXPENSES



SHAREHOLDER EXPENSES                                                 CLASS A        CLASS B        CLASS C      CLASS I
--------------------                                                 -------        -------        -------      -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                  4.50%           none           none         none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as applicable)                         none(2)         5.00%          1.00%        none
Redemption Fees                                                        none            none           none         none
Exchange Fees                                                          none            none           none         none
ANNUAL OPERATING EXPENSES
 (as a  percentage of average daily net assets)(3)
Investment Advisory Fees                                                .74%            .74%           .74%         .74%
12b-1 Fees (after fee waiver)(4)                                        .25%           1.00%          1.00%        none
Other Expenses                                                          .31%            .31%           .31%         .31%
Total Fund Operating Expenses
  (after fee waiver)(5)                                                1.30%           2.05%          2.05%        1.05%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.40% for Class A shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.



                                                                  1 YEAR       3 YEARS          5 YEARS         10 YEARS
                                                                  ------       -------          -------         --------
Class A                                                             $58          $84              $113            $195
Class A (without fee waiver)                                        $59          $87              $118            $205
Class B                                                             $71          $94              $130            $219
Class C                                                             $31          $64              $110            $238
Class I                                                             $11          $33              $ 58            $128


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                               1 YEAR          3 YEARS          5 YEARS        10 YEARS
                                                               ------          -------          -------        --------
Class A                                                          $58             $84             $113            $195
Class A (without fee waiver)                                     $59             $87             $118            $205
Class B                                                          $21             $64             $110            $219
Class C                                                          $21             $64             $110            $238
Class I                                                          $11             $33             $ 58            $128


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. These examples should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

         THE ONE GROUP(R) SMALL CAPITALIZATION FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                                                            MARCH 26, 1996
                                                                                  YEAR ENDED                      TO
                                                                                    JUNE 30,                   JUNE 30,
                                                                              ---------------------           ----------
         CLASS I                                                              1998            1997              1996(a)
         -------                                                              ----            ----              -------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $ 10.75             $ 10.00
                                                                                            -------             -------
Investment Activities
  Net investment income (loss)                                                                (0.02)                 --
  Net realized and unrealized gains from investments                                           1.31                0.78
                                                                                            -------             -------
Total from Investment Activities                                                               1.29                0.78
                                                                                            -------             -------
Distributions
  From net realized gains                                                                     (1.10)              (0.03)
                                                                                            -------             -------
Total Distributions                                                                           (1.10)              (0.03)
                                                                                            -------             -------
NET ASSET VALUE, END OF PERIOD                                                              $ 10.94             $ 10.75
                                                                                            =======             =======
Total Return                                                                                  13.44 %             13.39 %(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                         $78,318             $83,371
  Ratio of expenses to average net assets                                                      1.02 %              0.96 %(d)
  Ratio of net investment income (loss) to average net assets                                 (0.16)%             (0.16) (d)
  Ratio of expenses to average net assets*                                                     1.12 %              1.05 %(d)
  Ratio of net investment income (loss) to average net assets*                                (0.26)%             (0.25)%(d)
  Portfolio turnover(e)                                                                        92.01%             59.57 %



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from date reorganized as a fund of The One Group. (b) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period from March 26, 1996 through June 30, 1996. (c) Not annualized. (d) Annualized. (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                  SEVEN                                                 FIVE
                                                                  MONTHS                                                MONTHS
                                             YEAR ENDED           ENDED                                                 ENDED
                                               JUNE 30,           JUNE 30,            YEAR ENDED NOVEMBER 30,          NOV. 30,
                                            --------------       ---------            -----------------------          --------
                CLASS A                     1998      1997        1996(a)      1995       1994      1993        1992   1991(e)
                -------                     ----      ----        -------      ----       ----      ----        ----   -------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 10.73      $ 11.50     $  9.36    $ 10.11    $  9.48   $  7.38  $  6.37
                                                     -------      -------     -------    -------    -------   -------  -------
Investment Activities
  Net investment income (loss)                         (0.04)       (0.07)      (0.04)     (0.04)     (0.02)     0.01     0.01
  Net realized and unrealized gains
    (losses) from investments                           1.35         1.40        2.35      (0.63)      0.88      2.10     1.01
                                                     -------      -------     -------    -------    -------   -------  -------
Total from Investment Activities                        1.31         1.33        2.31      (0.67)      0.86      2.11     1.02
                                                     -------      -------     -------    -------    -------   -------  -------
Distributions
  From net investment income                              --           --          --         --      (0.01)    (0.01)   (0.01)
  From net realized gains                              (1.10)       (2.10)      (0.17)     (0.08)     (0.22)       --       --
                                                     -------      -------     -------    -------    -------   -------  -------
Total Distributions                                    (1.10)       (2.10)      (0.17)     (0.08)     (0.23)    (0.01)   (0.01)
                                                     -------      -------     -------    -------    -------   -------  -------
NET ASSET VALUE, END OF PERIOD                       $ 10.94      $ 10.73     $ 11.50    $  9.36    $ 10.11   $  9.48  $  7.38
                                                     =======      =======     =======    =======    =======   =======  =======
Total Return (Excludes Sales Charge)                   13.52 %      12.85 %(b)  25.07 %    (6.66)%     9.10%    28.59%   16.12%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                  $17,299      $18,356     $95,467    $77,540    $74,982   $55,719  $34,546
  Ratio of expenses to average net
    assets                                              1.27 %       1.05 %(c)   1.03 %     1.00 %     1.01%     1.00%    1.05%(c)
  Ratio of net investment income
    (loss) to average net assets                       (0.41)%      (0.33)%(c)  (0.36)%    (0.38)%    (0.21)%    0.15%    0.31%(c)
  Ratio of expenses to average net
    assets*                                             1.45 %       1.37 %(c)   1.03 %     1.00 %     1.01 %    1.00%    1.05%(c)
  Ratio of net investment income
    (loss) to average net assets*                      (0.59)%      (0.35)%(c)  (0.36)%    (0.30)%    (0.21)%    0.15%    0.31%(c)
  Portfolio turnover(d)                                92.01%       59.57%      65.00%     51.00%     59.00%    42.00%   12.00%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (e) Period from commencement of operations.

         THE ONE GROUP(R) SMALL CAPITALIZATION FUND FINANCIAL HIGHLIGHTS


                                                                                   MONTHS        YEAR         SEPT. 12,
                                                             YEAR ENDED            ENDED         ENDED        1994 TO
                                                               JUNE 30,            JUNE 30,      NOV. 30,     NOV. 30,
                                                          -----------------        --------      --------     --------
                      CLASS B                             1998         1997         1996(a)        1995        1994(b)
                      -------                             ----         ----         -------        ----        -------
NET ASSET VALUE, BEGINNING OR PERIOD                                  $ 10.72       $  11.56      $   9.47     $  10.40
                                                                      -------       --------      --------     --------
Investment Activities
         Net investment loss                                            (0.10)         (0.06)        (0.07)       (0.01)
         Net realized and unrealized
         gains (losses) from
         investments                                                     1.32           1.35          2.33        (0.92)
                                                                      -------        -------       -------      -------
Total from Investment Activities                                         1.22           1.29          2.26        (0.93)
                                                                      -------        -------       -------      -------
Distributions
         From net realized gains                                        (1.10)         (2.13)        (0.17)          --
                                                                      -------        -------       -------      -------
Total Distributions                                                     (1.10)         (2.13)        (0.17)          --
                                                                      -------        -------       -------      -------
NET ASSET VALUE, END OF PERIOD                                        $ 10.84        $ 10.72       $ 11.56      $  9.47
                                                                      -------        -------       -------      -------
Total Return (Excludes Sales Charge)                                    12.74 %        12.47 %(c)    24.21 %      (9.08)%(c)
RATIOS/SUPPLEMENTARY DATA:
         Net Assets at end of period (000)                            $ 3,835        $ 2,545       $ 1,814      $   231
         Ratio of expenses to average
         net assets                                                      2.02 %         1.87 %(d)     1.78 %       1.75 %(d)
         Ratio of net investment income
         (loss) to average net assets                                   (1.16)%        (1.10)%(d)    (1.16)%      (0.90)%(d)
         Ratio of expenses to average
         net assets*                                                     2.12 %         1.92 %(d)     1.78 %       1.75 %(d)
         Ratio of net investment
         income (loss) to average net
         assets*                                                        (1.26)%        (1.15)%(d)    (1.16)%      (0.90)%(d)
         Portfolio turnover(e)                                          92.01%         59.57%        65.00%       51.00%




* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.48 to $10.00 effective March 26, 1996. (b) Class B Shares commenced offering September 12, 1994. (c) Not annualized. (d) Annualized. (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                              MORE ABOUT THE FUNDS

PORTFOLIO QUALITY

The Funds only purchase securities that meet certain rating criteria.

o If the Funds invest in municipal bonds, the bonds must be rated as investment grade.

o Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest investment grade categories at the time of investment.

o Corporate bonds generally will be rated in one of the three highest investment grade categories.

o Banc One Investment Advisors reserves the right to invest in corporate bonds which present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds may be riskier than higher rated bonds.

If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS


Derivatives: Some of the Funds invest in securities that are considered to be "derivatives." Derivatives are securities that derive their value from the performance of underlying assets or securities. These include:


o        options, futures contracts, and options on futures contracts

o        warrants

o mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and stripped mortgage-backed securities (IOs and POs)

o        asset-backed securities

o        swap, cap and floor transactions

o        new financial products

o        currency forwards

o        structured instruments


These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. For a more detailed discussion of these risks, please read "Investment Risks." A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments.


Small Capitalization Companies: Investments in smaller, younger companies may be riskier than investments in larger, more established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations, and other factors effecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

Fixed Income Securities: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Index Funds: An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the funds were not fully invested in such securities. Because of this, an index fund's share price can be volatile and you should be able to handle sudden, and sometimes substantial, fluctuations in the value of your investment.

International Funds: Investments in foreign securities involve risks different from investments in U.S. securities. For more details, see "Investment Practices" and "Investment Risks." Because of these risk factors, the share price of the International Equity Index Fund is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

                      HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

o        The One Group Services Company, and

o Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?


o Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays:
         New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

o Purchase requests received by The One Group Services Company before 4 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

o Purchase orders may be canceled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. ET (i) on the business day after the order is placed if you are buying Class I shares, and (ii) on the third business day if you are purchasing Class A, Class B or Class C shares.


o If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

o The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

o Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

o Class A, Class B and Class C shares are available to the general public.


o Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."


o If you intend to hold your shares for six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.


         The One Group Fund Direct IRA. The One Group offers a retirement plan and, in 1999, may offer an education plan. These plans allow participants to defer taxes while their retirement and education savings grow. The education IRA requires a minimum investment of $500. Call The One Group Services Company at 1-800-480-4111 for an Adoption Agreement.

HOW MUCH DO SHARES COST?

o Shares are sold at net asset value ("NAV") plus a sales charge, if any.

o Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

o NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.


o A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.       Decide how much you want to invest.

         o The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

         o Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

         o You may purchase no more than $250,000 of Class B shares at one time.

         o        The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


         Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (your name)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

o Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.

o Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer, or initiate a wire transfer to the following wire address:

         State Street Bank & Trust Company
         Attn: Custody & Shareholder Services
         ABA 011 000 028
         DDA 99034167
         FBO The One Group Fund (ex: The One Group Asset Allocation Fund - A) Your Account Number (ex: 123456789)
         Your Account Registration (ex: John Smith & Mary Smith, JTWROS)



o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o You may revoke your right to make purchases over the telephone by sending a letter to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

o        Select the "Systematic Investment Plan" option on the Account
         Application Form.

o Provide the necessary information about the bank account from which your investments will be made.

o Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

o The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.


o You may revoke your right to make systematic investments by calling The One Group Services Company at 1-800-480-4111 or by sending a letter to:



         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.


o You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any Federal income tax.


o Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

o If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

SALES CHARGES


The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from sales charges, 12b-1 fees and payments by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


Class A Shares

This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.



                                            SALES CHARGE AS A %             SALES CHARGE AS A %     COMMISSION AS A % OF
AMOUNT OF PURCHASE                         OF THE OFFERING PRICE            OF YOUR INVESTMENT       OF OFFERING PRICE
------------------                         ----------------------           ------------------      --------------------
Less than $100,000                                4.50%                            4.71%                    4.05%
$100,000-$249,999                                 3.50%                            3.63%                    3.05%
$250,000-$499,999                                 2.50%                            2.56%                    2.05%
$500,000-$999,999                                 2.00%                            2.04%                    1.60%
$1,000,000*                                       0.00%                            0.00%                    0.00%

 * If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.


Class B Shares

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

                                                     CDSC AS A %
                                                  OF DOLLAR AMOUNT
        YEARS SINCE PURCHASE                      SUBJECT TO CHARGE
        --------------------                      -----------------
                 0-1                                    5.00%
                 1-2                                    4.00%
                 2-3                                    3.00%
                 3-4                                    3.00%
                 4-5                                    2.00%
                 5-6                                    1.00%
             more than 6                                0.00%

The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.


CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

                                                      CDSC AS A % OF DOLLAR
           YEARS SINCE PURCHASE                     AMOUNT SUBJECT TO CHARGE
           --------------------                     ------------------------
                  0-1                                         1.00%
             After first year                                 none

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

How the CDSC is Calculated

o The Fund assumes that all purchases made in a given month were made on the first day of the month.

o The CDSC is based on the current market value or the original cost of the shares, whichever is less.

o A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

o To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A Shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.


o If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of The One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to The One Group shares you receive in the reorganization.


12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

o        The 12b-1 fees vary by share class as follows:

         1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

         2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.


         3.       There are no 12b-1 fees for Class I shares.


o 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

o The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25% and 1.00% of the average daily net assets of Class A and Class B shares, respectively.

o The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

NO SALES CHARGE IS IMPOSED ON CLASS A SHARES OF THE FUNDS IF THE SHARES WERE:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

         o        The One Group.

         o        BANC ONE CORPORATION and its subsidiaries and affiliates.

         o The One Group Services Company and its subsidiaries and affiliates.

         o State Street Bank and Trust Company and its subsidiaries and affiliates.

         o Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

         o An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4. Bought by:

         o Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

         o Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

         o Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

         o Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.


5. Bought with proceeds from the sale of Class I shares of a Fund of The One Group or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including a Fund of The One Group, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8. Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:


1. Provided that you withdraw no more than 10% of your account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6. Acquired in exchange for Class B shares of other Funds of The One Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6. Acquired in exchange for Class C shares of other Funds of The One Group.


7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111 or your Shareholder Servicing Agent.

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

You may make the following exchanges:


o Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.

o Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.


o Class B shares of a Fund may be exchanged for Class B shares of another Fund of The One Group.

o Class C shares of a Fund may be exchanged for Class C shares of another Fund of The One Group.


The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.


The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:


o State Street Bank and Trust Company receives the request by 4:00 p.m., ET.


o You have provided The One Group with all of the information necessary to process the exchange.

o You have received a current prospectus of the Fund or Funds in which you wish to invest.

o        You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:


o You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).


o You will pay a sales charge if you bought Class A shares of a Fund:

         1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

         2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

o If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

         1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

         2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:


o An exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes.

o An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

o        You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

o To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

o Exchange activity is excessive if it exceeds two substantive exchange redemptions (within 30 days of each other) within a twelve month period.

o In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business.


o Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.


HOW DO I REDEEM SHARES?

o Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

                           The One Group

                           c/o State Street Bank and Trust Company
                           P.O. Box 8528
                           Boston, MA 02266-8528


o        All requests for redemptions from IRA accounts must be in writing.

o You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

o State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association

Medallion Program or the Stock Exchange Medallion Program, unless:

         1.       the redemption is for $50,000 worth of shares or less;

         2.       the redemption is payable to the shareholder of record;


         3. the redemption check is mailed to the shareholder at the record address; or

         4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.



o On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

         1.       a designated commercial bank; or

         2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?


o If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

o If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

o Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

o Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

O        REDEMPTIONS FROM YOUR  IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

o        Select the "Systematic Withdrawal Plan" option on the Account
         Application Form.

o Specify the amount you wish to receive and the frequency of the payments.

o        You may designate a person other than yourself as the payee.

o        There is no charge for this service.

o        If you select this option, please keep in mind that:

         1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

         2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

         3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan.

         4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS


o        All redemptions will be for cash.

o If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


o Because of the high cost of handling small investments, The One Group charges a sub-minimum account fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

o        The One Group may suspend your ability to redeem when:

         1.       Trading on the New York Stock Exchange ("NYSE") is restricted.

         2. The NYSE is closed (other then weekend and holiday closings).

         3. The SEC has permitted a suspension.

         4. An emergency exists.

         The Statement of Additional Information offers more details about this process.

o You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.

                             SHAREHOLDER INFORMATION

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.


BANC ONE CORPORATION (100 East Broad Street, Columbus, Ohio, 43271), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940, to control the Funds. This is because as of July 30, 1998, BANC ONE CORPORATION or its affiliates possessed the power to vote substantially all of the Class I shares of the Funds.



On the same date, the following shareholders owned 25% or more of Class A, Class B or Class C shares of the Funds. As a consequence, they are considered to be controlling persons of these classes of the Funds listed below.




                                                              PERCENTAGE OF           TYPE OF
NAME AND ADDRESS                        FUND/CLASS              OWNERSHIP            OWNERSHIP
----------------                        ----------              ---------            ---------
Dean Witter For The Benefit Of          Large Company            30.88%               Record
Selma J Berry &                         Growth Fund
Colin G Berry JTTEN                     Class C
Church St Station B PO Box 250
New York, NY 10008-0250


Strafe & Co                             Large Company            90.89%               Record
Attn Mutual Funds 0393                  Growth Fund
100 E Broad Street                      Class I
Columbus, OH 43215-3607


Strafe & Co                             Disciplined Value        86.48%               Record
Attn Mutual Funds 0393                  Fund
100 E Broad Street                      Class I
Columbus, OH 43215-3607


Banc One Securities Corp FBO            Growth                   78.53%               Record
The One Investment Solution             Opportunities Fund
733 Greencrest Dr                       Class C
Westerville, OH 43081-4903


Strafe & Co Cash Div Cash               Growth                   84.32%               Record
C/O Bank One Trust Co                   Opportunities Fund
Attn Mutual Fund 0393                   Class I
100 E Broad Street
Columbus, OH 43215


Dean Witter For The Benefit Of          Income Equity Fund       71.70%               Record
McKee Char TR/Lynn A Hammond            Class C
& Clare W White Co-TTEES
Church St Station B PO Box 250
New York NY 10013-0250


Strafe & Co                             Income Equity Fund       92.64%                Record
Attn Mutual Funds 0393                  Class I
100 E Broad Street
Columbus OH 43215-3607



                                                              PERCENTAGE OF           TYPE OF
NAME AND ADDRESS                        FUND/CLASS              OWNERSHIP            OWNERSHIP
----------------                        ----------              ---------            ---------
Banc One Securities Corp FBO            Equity Index Fund        32.30%              Beneficial
The One Investment Solution             Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp FBO            Equity Index Fund        62.48%              Beneficial
The One Investment Solution             Class C
733 Greencrest Dr
Westerville OH 43081-4903


Strafe & Co.                            Equity Index Fund        88.78%                Record
Attn Mutual Funds 0393                  Class I
100 E Broad Street
Columbus OH 43215-3607


Banc One Sec Svgs Plan -Equity Fund     Equity Index Fund        30.56%              Beneficial
100 E Broad Street                      Class I
Columbus, OH 43215-3607


Strafe & Co.                            Large Company            89.11%                Record
Attn Mutual Funds 0393                  Value Fund
100 E Broad Street                      Class I
Columbus OH 43215-3607


Banc One Securities Corp FBO            International Equity     49.22%              Beneficial
The One Investment Solution             Index Fund
733 Greencrest Dr                       Class C
Westerville OH 43081-4903


Dean Witter For The Benefit Of          International Equity     26.58%                Record
Robert M Lynch &                        Index Fund
PO Box 250 Church Street Station        Class C
New York, NY 1008-0250


Strafe & Co                             International Equity     87.62%                Record
Attn Mutual Funds 0393                  Index Fund
100 E Broad Street                      Class I
Columbus OH 43215-3607


Banc One Securities Corp FBO            Value Growth Fund        66.95%              Beneficial
The One Investment Solution             Class C
733 Greencrest Dr
Westerville OH 43081-4903


Strafe & Co.                            Value Growth Fund        83.80%                Record
Attn:  Mutual Funds 0393                Class I
100 E. Broad Street
Columbus, OH  43215-3607


Strafe & Co.                            Small Company            77.52%                Record
Attn:  Mutual Funds 0393                Growth Fund
100 E. Broad Street                     Class I
Columbus, OH  43215-3607


Strafe & Co.                            Asset Allocation         79.54%                Record
Attn:  Mutual Funds 0393                Fund
100 E. Broad Street                     Class I
Columbus, OH  43215-3607


DIVIDEND POLICIES

DIVIDENDS

The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of the next month. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.


DIVIDEND REINVESTMENT

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


SPECIAL DIVIDEND RULES FOR CLASS B SHARES

Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

TAX TREATMENT OF THE FUNDS

TAX STATUS OF THE FUND

Each Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no federal income tax on the earnings they distribute to shareholders.


TAX TREATMENT OF SHAREHOLDERS


TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

TAXATION OF DISTRIBUTIONS


Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and dividends from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

TAXATION OF RETIREMENT PLANS

Distributions by the Funds to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

REPORTING

In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE FUNDS


Each Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Ten of the Funds are described in this prospectus; the other Funds are described in separate prospectuses. Each Fund described in this prospectus is diversified. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES

The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.

THE ADVISOR


Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.

For the fiscal year ended June 30, 1998, the Funds paid advisory fees at the following rates:

                                                                                                           ANNUAL RATE
                                                                                                          AS PERCENTAGE
                                                                                                        OF AVERAGE DAILY
                              FUND NAME                                                                    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
         The One Group(R)Asset Allocation Fund                                                                 .55%
         The One Group(R)Large Company Growth Fund                                                             .74%
         The One Group(R)Large Company Value Fund                                                              .74%
         The One Group(R)Growth Opportunities Fund                                                             .74%
         The One Group(R)International Equity Index Fund                                                       .47%
         The One Group(R)Disciplined Value Fund                                                                .74%
         The One Group(R)Equity Index Fund                                                                     .10%
         The One Group(R)Income Equity Fund                                                                    .74%
         The One Group(R)Value Growth Fund                                                                     .74%
         The One Group(R)Small Capitalization Fund                                                             .74%


THE SUB-ADVISOR


Independence International Associates, Inc. ("Independence International"), 53 State Street, Boston, Massachusetts, 02109, is the sub-advisor to the International Equity Index Fund. Independence International specializes in the management of international equity portfolios. Independence International is an indirect subsidiary of John Hancock Mutual Life Insurance Company. As of June 30, 1998, Independence International had approximately $2.2 billion in assets under management.

For the fiscal year ended June 30, 1998, Banc One Investment Advisors paid Independence International sub-investment advisory fees at the following rates:


                                                                                                        ANNUAL RATE
                                                                                                       AS PERCENTAGE
                                                                                                     OF AVERAGE DAILY
                             FUND ASSETS                                                                NET ASSETS
------------------------------------------------------------------------------------------------------------------------
         Up to $10 million                                                                                .275%
         Over $10,000,000 up to $25,000,000                                                               .225%
         Over $25,000,000 up to $50,000,000                                                               .195%
         Over $50,000,000 up to $100,000,000                                                              .125%
         Over $100,000,000                                                                                .060%

THE DISTRIBUTOR

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of each Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some Funds are not included in the calculations. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN


State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statementing, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Funds' securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee by the Funds for this service.

YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

           DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                FUND NAME                                                           FUND CODE
-------------------------------------------------------------------------------------------------------------
         The One Group(R)Asset Allocation Fund                                                           1
         The One Group(R)Large Company Growth Fund                                                       2
         The One Group(R)Large Company Value Fund                                                        3
         The One Group(R)Growth Opportunities Fund                                                       4
         The One Group(R)Disciplined Value Fund                                                          5
         The One Group(R)Income Equity Fund                                                              6
         The One Group(R)Value Growth Fund                                                               7
         The One Group(R)Small Capitalization Fund                                                       8
         The One Group(R)International Equity Index Fund                                                 9
         The One Group(R)Equity Index Fund                                                              10



INSTRUMENT                                                                        FUND CODE                   RISK TYPE
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes,                                              1-10                      Market
bonds, STRIPS, and CUBES.

Treasury Receipts: TRS, TIGRs, and CATS.                                              1-10                      Market

U.S. Government Agency Securities: Securities                                         1-10                      Market
issued by agencies and instrumentalities of                                                                     Credit
the U.S. Government.  These include Ginnie Mae,
Fannie Mae, and Freddie Mac.


Certificates of Deposit: Negotiable instruments with a stated                         1-10                      Market
maturity.                                                                                                       Credit
                                                                                                               Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in                            1-10                     Liquidity
exchange for the deposit of funds.                                                                              Credit
                                                                                                                Market

Common Stock: Shares of ownership of a company.                                       1-10                      Market

Repurchase Agreements: The purchase of a security and the                             1-10                      Credit
simultaneous commitment to return the security to the seller at                                                 Market
an agreed upon price on an agreed upon date. This is treated as                                                Liquidity
a loan.

Reverse Repurchase Agreement: The sale of a security and the                          1-10                      Market
simultaneous commitment to buy the security back at an agreed                                                  Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Fund.

INSTRUMENT                                                                        FUND CODE                   RISK TYPE
------------------------------------------------------------------------------------------------------------------------
Securities Lending: The lending of up to 331/3% of the Fund's total assets.           1-10                      Credit
In return the Fund will receive cash, other securities, and/or letters of credit                                Market
as collateral.                                                                                                 Leverage

When-Issued Securities and Forward Commitments: Purchase or                           1-10                      Market
contract to purchase securities at a fixed price for delivery at                                               Leverage
a future date.                                                                                                 Liquidity

Investment Company Securities: Shares of other mutual funds,                          1-10                      Market
including money market funds of The One Group and shares of
other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

Convertible Securities: Bonds or preferred stock that convert to                      1-10                      Market
common stock.                                                                                                   Credit

Call and Put Options: A call option gives the buyer the right to                      1-10                    Management
buy, and obligates the seller of the option to sell, a security                                                Liquidity
at a specified price. A put option gives the buyer the right to                                                 Credit
sell, and obligates the seller of the option to buy, a security                                                 Market
at a specified price. The Funds will sell only covered call and                                                Leverage
secured put options.

Futures and Related Options: A contract providing for the future                      1-10                    Management
sale and purchase of a specified amount of a specified security,                                                Market
class of securities, or an index at a specified time in the                                                     Credit
future and at a specified price.                                                                               Liquidity
                                                                                                               Leverage

Real Estate Investment Trusts ("REITs"): Pooled investment                            1-10                     Liquidity
vehicles which invest primarily in income producing real estate                                               Management
or real estate related loans or interest.                                                                       Market
                                                                                                              Regulatory
                                                                                                                  Tax
                                                                                                              Pre-payment

Bankers' Acceptances: Bills of exchange or time drafts drawn on                       1-10                      Credit
and accepted by a commercial bank. Maturities are generally six                                                Liquidity
months or less.                                                                                                 Market

Commercial Paper: Secured and unsecured short-term promissory                         1-10                      Credit
notes issued by corporations and other entities. Maturities                                                    Liquidity
generally vary from a few days to nine months.                                                                  Market

Foreign Securities: Stocks issued by foreign companies, as well                        1-9                      Market
as commercial paper of foreign issuers and obligations of                                                      Political
foreign banks, overseas branches of U.S. banks and supranational                                               Liquidity
entities. Includes American Depository Receipts.                                                                Foreign
                                                                                                              Investment

Restricted Securities: Securities not registered under the                            1-10                     Liquidity
Securities Act of 1933, such as privately placed commercial                                                     Market
paper and Rule 144A securities.

Variable and Floating Rate Instruments: Obligations with                              1-10                      Credit
interest rates which are reset daily, weekly, quarterly or some                                                Liquidity
other period and which may be payable to the Fund on demand.                                                    Market

Warrants: Securities, typically issued with preferred stock or                   1-3, 7-10                      Market
bonds, that give the holder the right to buy a proportionate                                                    Credit
amount of common stock at a specified price.

INSTRUMENT                                                                        FUND CODE                   RISK TYPE
------------------------------------------------------------------------------------------------------------------------
Preferred Stock: A class of stock that generally pays a dividend                      1-10                      Market
at a specified rate and has preference over common stock
in the payment of dividends and in liquidation.

Mortgage-Backed Securities: Debt obligations secured by real                             1                    Pre-payment
estate loans and pools of loans. These include collateralized                                                   Market
mortgage obligations ("CMOs"), Real Estate Mortgage Investment                                                  Credit
Conduits ("REMICs") and Stripped Mortgage-Backed Securities                                                   Regulatory
("SMBS").

Corporate Debt Securities: Corporate bonds and non-convertible                           1                      Market
debt securities.                                                                                                Credit

Demand Features: Securities that are subject to puts and standby                         1                      Market
commitments to purchase the securities at a fixed price (usually                                               Liquidity
with accrued interest) within a fixed period of time following                                                Management
demand by a Fund.

Asset-Backed Securities: Securities secured by company                                   1                    Pre-payment
receivables, home equity loans, truck and auto loans, leases,                                                   Market
credit card receivables and other securities backed by other                                                    Credit
types of receivables or other assets.

Mortgage Dollar Rolls: A transaction in which a Fund sells                               1                    Pre-payment
securities for delivery in a current month and simultaneously                                                   Market
contracts with the same party to repurchase similar but not                                                   Regulatory
identical securities on a specified future date.

Adjustable Rate Mortgage Loans ("ARMs"): Loans in a mortgage                             1                    Pre-payment
pool which provide for a fixed initial mortgage interest rate                                                   Market
for a specified period of time, after which the rate may be                                                     Credit
subject to periodic adjustments.                                                                              Regulatory

Swaps, Caps and Floors: A Fund may enter into these transactions                      1-10                    Management
to manage its exposure to changing interest rates and other                                                     Credit
factors. Swaps involve an exchange of obligations by two                                                       Liquidity
parties. Caps and floors entitle a purchaser to a principal                                                     Market
amount from the seller of the cap or floor to the extent
that a specified index exceeds or falls below a predetermined interest rate or amount.

New Financial Products: New options and futures contracts and                         1-10                    Management
other financial products continue to be developed and the Funds                                                 Credit
may invest in such options, contracts and products.                                                             Market
                                                                                                               Liquidity

Structured Instruments: Debt securities issued by agencies and                           1                      Market
instrumentalities of the U.S. government, banks, municipalities,                                               Liquidity
corporations and other businesses whose interest and/or                                                       Management
principal payments are indexed to foreign currency exchange                                                     Credit
rates, interest rates, or one or more other referenced indices.                                                 Foreign
                                                                                                              Investment

Municipal Securities: Securities issued by a state or political                          1                      Market
subdivision to obtain funds for various public purposes.                                                        Credit
Municipal securities include private activity bonds and                                                        Political
industrial development bonds, as well as General Obligation                                                       Tax
Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation
Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.

INSTRUMENT                                                                        FUND CODE                   RISK TYPE
------------------------------------------------------------------------------------------------------------------------
Obligations of Supranational Agencies: Obligations of                                    9                      Credit
supranational agencies who are chartered to promote economic                                                    Foreign
development and are supported by various governments                                                          Investment
and governmental agencies.

Currency Futures and Related Options: The Funds may engage in                            9                    Management
transactions in financial futures and related options, which are                                               Liquidity
generally described above. The Funds will enter into these                                                      Credit
transactions in foreign currencies for hedging purposes                                                         Market
only.                                                                                                          Political
                                                                                                               Leverage
                                                                                                                Foreign
                                                                                                              Investment

Forward Foreign Exchange Transactions: Contractual agreement to                          9                    Management
purchase or sell one specified currency for another currency at                                                Liquidity
a specified future date and price. The Funds will enter into                                                    Credit
forward foreign exchange transactions for hedging purposes only.                                                Market
                                                                                                               Political
                                                                                                               Leverage
                                                                                                                Foreign
                                                                                                              Investment

Standard & Poor's Depository Receipts ("SPDRs"): SPDRs represent                    1-8,10                      Market
ownership  in a long-term unit investment trust that holds a portfolio common stocks designed to track the price performance and dividend yield of the S&P 500 Index.  A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the
S&P 500 Index stocks in the underlying portfolio, less trust expenses.


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risk than others.

o Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

o Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         o Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

         o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

o Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

o Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

o Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also my affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

o Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline.

         When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

o Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

o Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

INVESTMENT POLICIES

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

Each Fund may not:

1. Purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
         (ii) enter into repurchase agreements; and (iii) engage in securities lending.

The One Group Equity Index Fund may not:

1. Invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities.

Additional investment policies can be found in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITION


Sometimes Banc One Investment Advisors or the Sub-Advisor decides that the Funds should temporarily be invested in cash and cash equivalents. Cash equivalents include:


o Securities issued by the U.S. Government, its agencies and instrumentalities

o        Repurchase Agreements

o        Certificates of Deposit

o        Bankers' Acceptances

o        Commercial Paper (rated in one of the two highest rating categories)

o        Variable Rate Master Demand Notes

o        Bank Money Market Deposit Accounts


The Asset Allocation Fund, the Large Company Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Income Equity Fund, the Growth Opportunities Fund, the Value Growth Fund, and the Small Capitalization Fund may temporarily invest up to 100% of their total assets in cash and cash equivalents. The International Equity Index Fund and Equity Index Fund may temporarily invest only 10% of their total assets in cash and cash equivalents. The International Equity Index Fund may invest up to 20% of its total assets in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.


While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year.


Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 1998 is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STANDARD & POOR'S CORPORATION ("S&P")

         A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

         A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.


FITCH'S IBCA LIMITED ("FITCH")

         F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

         F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


MOODY'S INVESTORS SERVICE ("MOODY'S")

  PRIME-1 Superior ability for repayment.

  PRIME-2 Strong ability for repayment.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

         A        These banks possess exceptional intrinsic financial strength.
                  Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

         B        These banks possess strong intrinsic financial strength.
                  Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

         C        These banks possess good intrinsic financial strength.
                  Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

         Aaa The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         Aa The obligor's capacity to meet its financial commitments on the obligation is very strong.

         A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

         Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

         Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

         A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

         AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

         A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                 DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

S&P

INVESTMENT GRADE

         AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

         AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

         A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

         BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE

         BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

         B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

         CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

         CC       Currently highly vulnerable to non-payment.

         C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

         D Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

INVESTMENT GRADE

         Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

         Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

         Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

         B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

         Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

         Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.

                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S

MIG1 & VMIGX1 Short-term municipal securities rated MIG1 or VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIGX1 These Short-term municipal securities are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3 Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

                     DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

         aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

         AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

         AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

                             SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

         TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

         TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 Non-investment grade and, therefore, speculative.

Investment Advisor and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211


Sub-Advisor
Independence International Associates, Inc.
53 State Street
Boston, MA 02109


Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005


Independent Accountants
PricewaterhouseCoopers, LLP
100 East Broad Street
Columbus, OH 43215


THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEB SITE (WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP(R).

                     THE ONE GROUP(R) FAMILY OF MUTUAL FUNDS

                                   BOND FUNDS

                               COMBINED PROSPECTUS


                                 OCTOBER   , 1998

                     THE ONE GROUP(R) INTERMEDIATE BOND FUND
                        THE ONE GROUP(R) INCOME BOND FUND
                      THE ONE GROUP(R) GOVERNMENT BOND FUND
                  THE ONE GROUP(R) ULTRA SHORT-TERM INCOME FUND
                  THE ONE GROUP(R) LIMITED VOLATILITY BOND FUND
                     THE ONE GROUP(R) TREASURY & AGENCY FUND
                      THE ONE GROUP(R) HIGH YIELD BOND FUND


                  This prospectus describes seven funds with a
           variety of investment objectives, including current income, capital preservation, state tax-exempt
  income, and low volatility. The information in this prospectus is important.
             Please read it carefully before you invest, and save it
                              for future reference.


         PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK,
          INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUNDS                                                1
ABOUT THE FUNDS                                                             3
  The One Group(R)Intermediate Bond Fund                                    3
  The One Group(R)Income Bond Fund                                          8
  The One Group(R)Government Bond Fund                                     15
  The One Group(R)Ultra Short-Term Income Fund                             21
  The One Group(R)Limited Volatility Bond Fund                             27
  The One Group(R)Treasury & Agency Fund                                   33
  The One Group High Yield Bond Fund                                       39

MORE ABOUT THE FUNDS                                                       42

HOW TO DO BUSINESS WITH THE ONE GROUP                                      45
  Purchasing Fund Shares                                                   45
  Sales Charges                                                            48
  Sales Charge Reductions and Waivers                                      51
  Exchanging Fund Shares                                                   53
  Redeeming Fund Shares                                                    54

SHAREHOLDER INFORMATION                                                    57
  Voting Rights                                                            57
  Dividend Policies                                                        58
  Tax Treatment of the Funds                                               58
  Tax Treatment of Shareholders                                            58
  Shareholder Inquiries                                                    59

ORGANIZATION AND MANAGEMENT OF THE FUNDS                                   59
  The Funds                                                                59
  The Board of Trustees                                                    59
  The Advisor                                                              60
  The Distributor                                                          60
  The Administrator and Sub-Administrator                                  60
  The Transfer Agent, Custodian and Sub-Custodian                          60

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES                 62
  Investment Practices                                                     62
  Investment Risks                                                         67
  Investment Policies                                                      68

APPENDIX: DESCRIPTION OF RATINGS                                           70

                          A BRIEF PREVIEW OF THE FUNDS

WHAT ARE THE GOALS OF THE ONE GROUP BOND FUNDS?


The Funds are designed for a variety of investment objectives, including:
-    current income
-    current income consistent with the preservation of capital
- current income with a primary focus on income that is exempt from state income taxes
-    current income consistent with low volatility of principal.

Each Fund pursues a different objective and involves different risks. Please read about each Fund before investing.


WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?


The Intermediate Bond Fund, the Limited Volatility Bond Fund, the Ultra Short-Term Income Fund, and the Income Bond Fund invest in high and medium grade debt securities of all types with average maturities ranging from one to twenty years. The Income Bond Fund and the High Yield Bond Fund also may invest in lower grade debt securities, although the Income Bond Fund will limit its investments in such securities to no more than 30% of its total assets. The Government Bond Fund and the Treasury & Agency Fund invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Several of the Funds may invest in preferred stock.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


The Funds invest in fixed-income investments that are subject to market fluctuations as a result of changes in interest rates. As a result, the value of investments in the Funds may decrease during periods of rising interest rates and increase during periods of declining interest rates. In addition, some of the Funds invest in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. Also, the Income Bond Fund and the High Yield Bond Fund may invest in securities in ANY rating category, some of which are regarded as predominately speculative. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Funds" and "Investment Risks."


WHAT CLASSES OF SHARES ARE AVAILABLE?


The Funds currently offer four classes of Shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. Class I shares are not available to Individual Retirement Accounts ("IRA"). The section called "How To Do Business With The One Group" will provide more information.


HOW DO I PURCHASE AND REDEEM SHARES?

You may buy and redeem shares of the Funds on any day that the Funds are open for business. Class C shares are not available for purchase in all of the funds. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID?

Generally, dividends are declared on each business day and are distributed on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS?

Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Funds. Banc One Investment Advisors is paid a fee for its services. Banc One High Yield Partners, LLC (the "Sub-Advisor") serves as Sub-Advisor to the High Yield Bond Fund. The Sub-Advisor's fees are paid by Banc One Investment Advisors. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary." Additional information regarding the Sub-Advisor is located in the Prospectus under the heading "The Sub-Advisor."

THE ONE GROUP(R) INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks current income consistent with the preservation of capital by investing in high and medium-grade fixed-income securities with intermediate maturities.

INVESTMENT STRATEGY

Generally, the Fund invests in debt securities of all types including bonds, notes, U.S. Government obligations, and taxable and tax-exempt municipal securities rated as investment grade at the time of investment, (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality). The fund's average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments, although the Fund may shorten the weighted average maturity to as little as one year for temporary defensive purposes.

PORTFOLIO SECURITIES

The Fund normally invests at least 80% of its total assets in debt securities. Debt securities include bonds, notes and other obligations. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds and at least 50% of total assets will consist of obligations issued by the U.S. Government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. However, the Fund intends to hold at least 65% of its total assets in such government obligations. Up to 20% of the Fund's total assets may be invested in preferred stock. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund may invest in debt securities that are rated in the lowest investment grade category. Such investments are considered to have speculative characteristics. In addition, the Fund invests in fixed-income securities. The value of these securities will change in response to interest rate changes and other factors. This is especially true to the extent the Fund invests in debt securities in the lowest investment grade category. The Fund also invests in mortgage-related securities which may have greater price and yield volatility than traditional fixed income securities. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                                    CLASS A       CLASS B        CLASS C       CLASS I
-----------------------------------                                    -------       -------        -------       -------

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                    4.50%         none           none          none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price
  or redemption proceeds, as applicable)                                 none(2)       5.00%          1.00%         none
Redemption Fees                                                          none          none           none          none
Exchange Fees                                                            none          none           none          none
ANNUAL OPERATING EXPENSES(3) (as a
  percentage of average daily net assets)
Investment Advisory Fees (after fee waiver)(4)                            .40%          .40%           .40%          .40%
12b-1 Fees (after fee waiver)(5)                                          .25%          .90%           .90%          none
Other Expenses                                                            .22%          .22%           .22%          .22%
Total Fund Operating Expenses
  (after fee waivers)(6)                                                  .87%         1.52%          1.52%          .62%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .60% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.17% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares and .82% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                                       1 YEAR        3 YEARS        5 YEARS     10 YEARS
                                                                       ------        -------        -------     --------

Class A                                                                    53            72             91           147
Class A (without fee waivers)                                              56            80            106           181
Class B                                                                    65            78            103           164
Class B (without fee waivers)                                              68            87            119           197
Class C                                                                    25            48             83           181
Class C (without fee waivers)                                              28            57             99           214
Class I                                                                                  20             35            77
Class I (without fee waiver)                                                8            26             46           101


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                                       1 YEAR        3 YEARS        5 YEARS     10 YEARS
                                                                       ------        -------        -------     --------

Class A                                                                    53            72             91           147
Class A (without fee waivers)                                              56            80            106           181
Class B                                                                    15            48             83           164
Class B (without fee waivers)                                              18            57             99           197
Class C                                                                    15            48             85           181

SHAREHOLDER TRANSACTION EXPENSES(1)                                    CLASS A       CLASS B        CLASS C        CLASS I
-----------------------------------                                    -------       -------        -------        -------

Class C (without fee waivers)                                              18            57             99           214
Class I                                                                     6            20             35            77
Class I (without fee waiver)                                                8            26             46           101


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

          THE ONE GROUP(R) INTERMEDIATE BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                           YEARS ENDED JUNE 30,
                                                                           --------------------
              CLASS I                         1998       1997         1996       1995         1994        1993(e)   1992(c)(e)
              -------                         ----       ----         ----       ----         ----        -------   ----------

NET ASSET VALUE, BEGINNING OF PERIOD                   $   9.84     $  10.01     $   9.72     $ 10.51      $ 10.09      $ 10.00
                                                       --------     --------     --------     -------      -------      -------
Investment Activities
  Net investment income                                    0.65         0.66         0.66        0.60         0.63         0.22
  Net realized and unrealized gains
    (losses) from investments and
    futures                                                0.08        (0.17)        0.29       (0.67)        0.42         0.08
                                                       --------     --------     --------     -------      -------      -------
Total from Investment Activities                           0.73         0.49         0.95       (0.07)        1.05         0.30
                                                       --------     --------     --------     -------      -------      -------
Distributions
  Net investment income                                   (0.65)       (0.66)       (0.66)      (0.60)       (0.63)       (0.21)
  In excess of net investment income                         --           --           --       (0.02)          --           --
  Net realized gains                                         --           --           --       (0.10)          --           --
                                                       --------     --------     --------     -------      -------      -------
Total Distributions                                       (0.65)       (0.66)       (0.66)      (0.72)       (0.63)       (0.21)
                                                       --------     --------     --------     -------      -------      -------
NET ASSET VALUE, END OF PERIOD                         $   9.92     $   9.84     $  10.01     $  9.72      $ 10.51      $ 10.09
                                                       ========     ========     ========     =======      =======      =======
Total Return                                               7.68%        4.95%       10.15%      (0.74)%      10.67%        3.00%(d)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                    $522,423     $230,812     $191,216     $98,483      $44,252      $23,457
  Ratio of expenses to average net
    assets                                                 0.54%        0.54%        0.56%       0.32%        0.39%        0.36%(b)
  Ratio of net investment income to
    average net assets                                     6.63%        6.56%        6.88%       6.04%        6.14%        6.99%(b)
  Ratio of expenses to average net
    assets*                                                0.81%        0.87%        0.99%       0.87%        1.17%        1.33%(b)
  Ratio of net investment income
    to average net assets*                                 6.36%        6.23%        6.45%       5.49%        5.36%        6.02%(b)
  Portfolio Turnover(a)                                   55.91%      101.06%       99.71%      85.62%       21.51%       11.74%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized. (c) The Fund commenced operations February 28, 1992. (d) Not annualized. (e) Audited by other auditors.

                                                                                  YEAR ENDED JUNE 30,
                                                                                  -------------------
                   CLASS A                           1998                 1997             1996              1995(a)
                   -------                           ----                 ----             ----              -------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $  9.87          $ 10.04             $ 9.45
                                                                         -------          -------             ------
Investment Activities
  Net investment income                                                     0.63             0.64               0.37
  Net realized and unrealized gains
    (losses) from investments and futures                                   0.08            (0.17)              0.59
                                                                         -------          -------             ------
Total from Investment Activities                                            0.71             0.47               0.96
                                                                         -------          -------             ------
Distributions
  Net investment income                                                    (0.63)           (0.64)             (0.37)
                                                                         -------          -------             ------
Total Distributions                                                        (0.63)           (0.64)             (0.37)
                                                                         -------          -------             ------
NET ASSET VALUE, END OF PERIOD                                           $  9.95          $  9.87             $10.04
                                                                         =======          =======             ======
Total Return (Excludes Sales Charge)                                        7.40%            4.77%             10.29%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                      $18,763          $13,706             $4,941
  Ratio of expenses to average net assets                                   0.78%            0.79%              0.83%(c)
  Ratio of net investment income to average
    net assets                                                              6.35%            6.31%              6.64%(c)
  Ratio of expenses to average net assets*                                  1.16%            1.22%              1.66%(c)
  Ratio of net investment income to
    average net assets*                                                     5.97%            5.88%              5.81%(c)
  Portfolio Turnover(d)                                                    55.91%          101.06%             99.71%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class A Shares commenced operations November 30, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                                                                  YEAR ENDED JUNE 30,
                                                                                  -------------------
                   CLASS B                           1998                 1997             1996              1995(a)
                   -------                           ----                 ----             ----              -------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $  9.83           $10.01             $ 9.45
                                                                         -------           ------             ------
Investment Activities
  Net investment income                                                     0.56             0.58               0.23
  Net realized and unrealized gains
    (losses) from investments and futures                                   0.09            (0.18)              0.56
                                                                         -------           ------             ------
Total from Investment Activities                                            0.65             0.40               0.79
                                                                         -------           ------             ------
Distributions
  Net investment income                                                    (0.56)           (0.58)             (0.23)
                                                                         -------           ------             ------
Total Distributions                                                        (0.56)           (0.58)             (0.23)
                                                                         -------           ------             ------
NET ASSET VALUE, END OF PERIOD                                           $  9.92           $ 9.83             $10.01
                                                                         =======           ======             ======
Total Return (Excludes Sales Charge)                                        6.83%            4.10%              8.22%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                      $10,152           $6,077              $ 266
  Ratio of expenses to average net assets                                   1.44%            1.44%              1.51%(c)
  Ratio of net investment income to
    average net assets                                                      5.71%            5.66%              6.15%(c)
  Ratio of expenses to average net assets*                                  1.81%            1.87%              2.34%(c)
  Ratio of net investment income to
    average net assets*                                                     5.34%            5.23%              5.31%(c)
  Portfolio Turnover(d)                                                    55.91%          101.06%             99.71%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) The Fund commenced operations on November 30, 1994.
     (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.



                   CLASS C

THE ONE GROUP(R) INCOME BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt securities.

INVESTMENT STRATEGY

The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as convertible securities, preferred stock, and loan participations. The Fund's average weighted maturity will normally range between five and twenty years, although the Fund may shorten its weighted average to as little as two years if deemed appropriate for temporary defensive purposes.

PORTFOLIO SECURITIES


The Fund invests at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. In addition, up to 30% of the Fund's total assets may be invested in convertible securities, preferred stock, loan participations and debt securities rated below investment grade or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds" and "junk bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.), and are considered to be speculative. Even though it may invest in debt securities in all rating categories, the Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds. The Fund also may purchase taxable or tax-exempt municipal securities. For a list of all the securities in which the Fund may invest, please read "Investment Practices."


RISK CONSIDERATIONS

The Fund invests in debt securities rated below investment grade that are considered speculative. While these securities generally provide a higher yield than higher rated debt securities, they are subject to a greater degree of risk. Issuers of these securities may include smaller, less creditworthy companies or highly indebted firms. The credit quality of securities in the high yield bond market can change suddenly and unexpectedly. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                          CLASS A               CLASS B         CLASS C         CLASS I
-----------------------------------                          -------               -------         -------         -------

Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering
  price)                                                       4.50%                  none            none          none
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption proceeds,
  as applicable)                                               none(2)                5.00%           1.00%         none
Redemption Fees                                                none                   none            none          none
Exchange Fees                                                  none                   none            none          none
ANNUAL OPERATING EXPENSES (as a
  percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
  waiver)(4)                                                    .40%                   .40%            .40%          .40%
12b-1 Fees (after fee waiver)(5)                                .25%                   .90%            .90%         none
Other Expenses                                                  .22%                   .22%            .22%          .22%
Total Fund Operating Expenses (after
  fee waiver)(6)                                                .87%                  1.52%           1.52%          .62%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .60% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.

(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.17% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares and .82% for Class I shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                               1 YEAR         3 YEARS         5 YEARS        10 YEARS
                                                               ------         -------         -------        --------

Class A                                                          $53            $72             $ 91           $147
Class A (without fee waivers)                                    $56            $80             $106           $181
Class B                                                          $65            $78             $103           $164
Class B (without fee waivers)                                    $68            $87             $119           $197
Class C                                                          $25            $48             $ 83           $181
Class C (without fee waivers)                                    $28            $57             $ 99           $214
Class I                                                          $ 6            $20             $ 35           $ 77
Class I (without fee waiver)                                     $ 8            $26             $ 46           $101


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                               1 YEAR          3 YEARS         5 YEARS        10 YEARS
                                                               ------          -------         -------        --------

Class A                                                          $53             $72             $ 91           $147
Class A (without fee waivers)                                    $56             $80             $106           $181
Class B                                                          $15             $48             $ 83           $164
Class B (without fee waivers)                                    $18             $57             $ 99           $197
Class C                                                          $15             $48             $ 83           $181
Class C (without fee waivers)                                    $18             $57             $ 99           $214
Class I                                                          $ 6             $20             $ 35           $ 77
Class I (without fee waiver)                                     $ 8             $26             $ 46           $101


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

             THE ONE GROUP(R) INCOME BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                             YEARS ENDED JUNE 30,
                                                                             --------------------
   CLASS I                           1998          1997         1996       1995        1994         1993        1992        1991
   -------                           ----          ----         ----       ----        ----         ----        ----        ----
NET ASSET VALUE,
BEGINNING OF PERIOD                              $   9.33     $   9.54   $   9.23    $  10.43      $  10.18    $   9.59   $   9.49
                                                 --------     --------   --------    --------      --------    --------   --------
Investment Activities
   Net investment income                             0.64         0.65       0.64        0.54          0.66        0.71       0.79
   Net realized and unrealized
     gains (losses) from
     investments and futures                         0.09        (0.21)      0.35       (0.74)         0.38        0.59       0.06
                                                 --------     --------   --------    --------      --------    --------   --------
Total from Investment
   Activities                                        0.73         0.44       0.99       (0.20)         1.04        1.30       0.85
                                                 --------     --------   --------    --------      --------    --------   --------
Distributions
   Net investment income                            (0.64)       (0.65)     (0.64)      (0.57)        (0.66)      (0.71)     (0.75)
   Net realized gains                                  --           --      (0.04)      (0.43)        (0.13)         --         --
                                                 --------     --------   --------    --------      --------    --------   --------
Total Distributions                                 (0.64)       (0.65)     (0.68)      (1.00)        (0.79)      (0.71)     (0.75)
                                                 --------     --------   --------    --------      --------    --------   --------
NET ASSET VALUE, END
OF PERIOD                                        $   9.42     $   9.33   $   9.54    $   9.23      $  10.43    $  10.18   $   9.59
                                                 --------     --------   --------    --------      --------    --------   --------
Total Return                                         8.10%        4.62%     11.29%      (2.54)%        10.62%      13.85%      9.20%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period
     (000)                                       $730,754     $520,239   $474,124    $560,071      $483,291    $376,898   $269,856
   Ratio of expenses to average
     net assets                                      0.60%        0.59%      0.59%       0.53%         0.56%       0.49%      0.29%
   Ratio of net investment income
     to average net assets                           6.85%        6.76%      6.94%       5.35%         6.44%       7.18%      7.88%
   Ratio of expenses to average
     net assets*                                     0.80%        0.81%      0.86%       0.85%         0.90%       1.04%      0.89%
   Ratio of net investment income
     to average net assets*                          6.65%        6.54%      6.67%       5.03%         6.10%       6.63%      7.28%
   Portfolio Turnover(a)                            55.18%       95.52%    262.25%     131.04%       143.52%      32.50%     39.63%




              CLASS I                                           1990                        1989
              -------                                           ----                        ----
NET ASSET VALUE, BEGINNING OF
   PERIOD                                                      $  9.92                    $  9.88
                                                               -------                    -------
Investment Activities
   Net investment income                                          0.80                       0.64
   Net realized and unrealized
      gains (losses) from
      investments and futures                                    (0.20)                      0.04
                                                               -------
Total from Investment Activities                                  0.60                       0.68
                                                               -------                    -------
Distributions
   Net investment income                                         (0.80)                     (0.64)
   Net realized gains                                            (0.23)                        --
                                                               -------                    -------
Total Distributions                                              (1.03)                     (0.64)
                                                               -------                    -------
NET ASSET VALUE, END OF PERIOD                                 $  9.49                    $  9.92
                                                               -------                    -------
Total Return                                                      6.37%                      7.32%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period
   (000)                                                       $57,308                    $49,128

                 CLASS I                            1990                   1989
                 -------                            ----                   ----

   Ratio of expenses to average
      net assets                                     0.40%                 0.45%
   Ratio of net investment income
      to average net assets                          8.27%                 8.66%
   Ratio of expenses to average
      net assets*                                    1.00%                 1.06%
   Ratio of net investment income
      to average net assets*                         7.67%                 8.05%
   Portfolio Turnover(a)                           119.23%               194.19%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) INCOME BOND FUND FINANCIAL HIGHLIGHTS



                                                                       YEAR ENDED JUNE 30,
                                                                       -------------------
             CLASS A                    1998         1997        1996           1995          1994         1993       1992(c)
             -------                    ----         ----        ----           ----          ----         ----       -------

NET ASSET VALUE,
   BEGINNING OF PERIOD                              $  9.32      $  9.54        $ 9.22       $ 10.43       $ 10.16    $ 10.06
                                                    -------      -------        ------       -------       -------    -------
Investment Activities
Net investment income                                  0.62         0.63          0.61          0.52          0.63       0.26
   Net realized and unrealized
     gains (losses) from
     investments and futures                           0.09        (0.23)         0.36         (0.75)         0.41       0.11
                                                    -------      -------        ------        ------       -------    -------
Total from Investment Activities                       0.71         0.40          0.97         (0.23)         1.04       0.37
                                                    -------      -------        ------        ------       -------    -------
Distributions
   Net investment income                              (0.62)       (0.62)        (0.60)        (0.55)        (0.64)     (0.27)
   In excess of net investment
     income                                              --           --         (0.01)           --            --         --
   Net realized gains                                    --           --         (0.04)        (0.43)        (0.13)        --
                                                    -------      -------        ------        ------       -------    -------
Total Distributions                                   (0.62)       (0.62)        (0.65)        (0.98)        (0.77)     (0.27)
                                                    -------      -------        ------        ------       -------    -------
NET ASSET VALUE, END
   OF PERIOD                                        $  9.41      $  9.32        $ 9.54        $ 9.22       $ 10.43    $ 10.16
                                                    -------      -------        ------        ------       -------    -------
Total Return (Excludes
   Sales Charge)                                       7.85%        4.26%        10.90%        (2.33)%       10.58%     10.16%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
     period (000)                                   $14,325      $10,127        $6,796        $5,347       $ 7,064    $   188
   Ratio of expenses to
     average net assets                                0.85%        0.84%         1.01%         0.78%         0.77%      0.97%(b)
   Ratio of net investment
     income to average net
     assets                                            6.59%        6.51%         6.57%         5.25%         6.12%      6.58%(b)
   Ratio of expenses to
     average net assets*                               1.15%        1.16%         1.38%         1.20%         1.26%      1.27%(b)
   Ratio of net investment
     income to average net
     assets*                                           6.29%        6.19%         6.20%         4.83%         5.63%      6.28%(b)
   Portfolio Turnover(a)                              55.18%       95.52%       262.25%       131.04%       143.52%     32.50%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized. (c) Class A Shares commenced offering on February 18, 1992.

             THE ONE GROUP(R) INCOME BOND FUND FINANCIAL HIGHLIGHTS


                                                                           YEAR ENDED JUNE 30,
                                                                           -------------------
               CLASS B              1998               1997                 1996              1995             1994(a)
               -------              ----               ----                 ----              ----             -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                          $  9.40               $ 9.62            $ 9.29             $ 9.97
                                                     -------               ------            ------             ------
Investment Activities
   Net investment income                                0.56                 0.56              0.56               0.17
   Net realized and unrealized
      gains (losses) from
      investments and
      futures                                           0.09                (0.21)             0.38              (0.70)
                                                     -------               ------            ------             ------
Total from Investment Activities                        0.65                 0.35              0.94              (0.53)
                                                     -------               ------            ------             ------
Distributions
   Net investment income                               (0.56)               (0.57)            (0.57)             (0.15)
                                                     -------               ------            ------             ------
   Net realized gains                                     --                   --             (0.04)                --
                                                     -------               ------            ------             ------
Total Distributions                                    (0.56)               (0.57)            (0.61)             (0.15)
                                                     -------               ------            ------             ------
NET ASSET VALUE, END
   OF PERIOD                                         $  9.49               $ 9.40            $ 9.62             $ 9.29
                                                     -------               ------            ------             ------
Total Return (Excludes
   Sales Charge)                                        7.15%                3.65%            10.63%             (5.29)%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
      period (000)                                   $10,873               $6,110            $1,887             $  723
   Ratio of expenses to
      average net assets                                1.50%                1.49%             1.49%              1.45%(c)
   Ratio of net investment
      income to average
      net assets                                        5.95%                5.86%             6.16%              5.20%(c)
   Ratio of expenses to
      average net assets*                               1.80%                1.81%             1.86%              1.84%(c)
   Ratio of net investment
      income to average net
      assets*                                           5.65%                5.54%             5.80%              4.81%(c)
   Portfolio Turnover(d)                               55.18%               95.52%           262.25%            131.04%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 17, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income with liquidity and safety of principal.

INVESTMENT STRATEGY

The Fund limits its investments to securities issued by the U.S. Government and its agencies and instrumentalities or related to securities issued by the U.S. Government and its agencies and instrumentalities. The Fund's average weighted remaining maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions.

PORTFOLIO SECURITIES

At least 65% of the Fund's total assets will be invested in debt instruments with principal and interest guaranteed by the U.S. Government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund's ability to achieve higher income is not as great as that of funds that invest in lower-quality instruments. In addition, the Fund invests in fixed-income securities. The value of these securities will change in response to interest rate changes and other factors. The Fund also invests in mortgage-related securities which may have greater price and yield volatility than traditional fixed income securities. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                                     CLASS A        CLASS B        CLASS C        CLASS I
-----------------------------------                                     -------        -------        -------        -------
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                                    4.50%           none           none         none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                                            none(2)         5.00%          1.00%        none
Redemption Fees                                                           none            none           none         none
Exchange Fees                                                             none            none           none         none
ANNUAL OPERATING EXPENSES (as a
   percentage of average daily net assets)(3)
Investment Advisory Fees                                                   .45%            .45%           .45%         .45%
12b-1 Fees (after fee waiver)(4)                                           .25%            .90%           .90%        none
Other Expenses                                                             .24%            .24%           .24%         .24%
Total Fund Operating Expenses (after fee
   waiver)(5)                                                              .94%           1.59%          1.59%         .69%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.04% for Class A shares and 1.69% for Class B shares and Class C shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                            1 YEAR           3 YEARS             5 YEARS          10 YEARS
                                                            ------           --------            -------          --------

Class A                                                      $54               $74                $ 95               $155
Class A (without fee waiver)                                 $55               $77                $100               $166
Class B                                                      $66               $80                $107               $172
Class B (without fee waiver)                                 $67               $83                $112               $183
Class C                                                      $26               $50                $ 87               $189
Class C (without fee waiver)                                 $27               $53                $ 92               $200
Class I                                                      $ 7               $22                $ 38               $ 86

Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                            1 YEAR          3 YEARS         5 YEARS          10 YEARS
                                                            ------          -------         -------          --------
Class A                                                      $54              $74             $ 95              $155
Class A (without fee waiver)                                 $55              $77             $100              $166
Class B                                                      $16              $50             $ 87              $172
Class B (without fee waiver)                                 $17              $53             $ 92              $183
Class C                                                      $16              $50             $ 87              $189
Class C (without fee waiver)                                 $17              $53             $ 92              $200
Class I                                                      $ 7              $22             $ 38              $ 86


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

           THE ONE GROUP(R) GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                           YEAR ENDED JUNE 30,
                                                                           -------------------
            CLASS I                           1998           1997         1996       1995        1994         1993(a)
            -------                           ----           ----         ----       ----        ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   9.56     $   9.81   $   9.35     $  10.15       $ 10.00
                                                            --------     --------   --------     --------       -------
Investment Activities
   Net investment income                                        0.62         0.62       0.62         0.51          0.20
   Net realized and unrealized gains
     (losses) from investments and futures                      0.13        (0.25)      0.46        (0.77)         0.15
                                                            --------     --------   --------     --------       -------
Total from Investment Activities                                0.75         0.37       1.08        (0.26)         0.35
                                                            --------     --------   --------     --------       -------
Distributions
   Net investment income                                       (0.62)       (0.62)     (0.61)       (0.50)        (0.20)
   In excess of net investment income                             --           --      (0.01)       (0.02)           --
   In excess of net realized gains                                --           --         --        (0.02)           --
                                                            --------     --------   --------     --------       -------
Total Distributions                                            (0.62)       (0.62)     (0.62)       (0.54)        (0.20)
                                                            --------     --------   --------     --------       -------
NET ASSET VALUE, END OF PERIOD                              $   9.69     $   9.56   $   9.81     $   9.35       $ 10.15
                                                            --------     --------   --------     --------       -------
Total Return                                                    8.10%        3.81%     12.04%       (2.73)%        9.03%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                        $724,423     $677,326   $379,826     $209,692       $52,152
   Ratio of expenses to average net assets                      0.62%        0.68%      0.71%        0.68%         0.69%(b)
   Ratio of net investment income to
     average net assets                                         6.45%        6.34%      6.65%        5.13%         5.43%(b)
   Ratio of expenses to average
     net assets*                                                0.68%        0.69%      0.73%        0.71%         1.05%(b)
   Ratio of net investment income
     to average net assets*                                     6.39%        6.33%      6.63%        5.10%         5.07%(b)
   Portfolio Turnover(c)                                       60.53%       62.70%    106.14%      377.78%       139.24%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) The Fund commenced offering on February 8, 1993. (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS


                                                                           YEAR ENDED JUNE 30,
                                                                           -------------------
                CLASS A                          1998          1997         1996        1995         1994        1993(a)
                -------                          ----          ----         ----        ----         ----        -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                                                 $  9.56      $  9.81     $  9.35      $ 10.17       $ 10.22
                                                             -------      -------     -------      -------       -------
Investment Activities
   Net investment income                                        0.60         0.60        0.61         0.48          0.17
   Net realized and unrealized
      gains (losses) from investments
      and futures                                               0.13        (0.25)       0.45        (0.79)        (0.05)
                                                             -------      -------     -------      -------       -------
Total from Investment Activities                                0.73         0.35        1.06        (0.31)         0.12
                                                             -------      -------     -------      -------       -------
Distributions
   Net investment income                                       (0.60)       (0.60)      (0.59)       (0.47)        (0.17)
   In excess of net investment income                             --           --       (0.01)       (0.02)           --
   In excess of net realized gains                                --           --          --        (0.02)           --
                                                             -------      -------     -------      -------       -------
Total Distributions                                            (0.60)       (0.60)      (0.60)       (0.51)        (0.17)
                                                             -------      -------     -------      -------       -------
NET ASSET VALUE, END OF PERIOD                               $  9.69      $  9.56     $  9.81      $  9.35       $ 10.17
                                                             -------      -------     -------      -------       -------
Total Return (Excludes Sales Charge)                            7.83%        3.58%      11.84%       (3.16)%        5.35%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                         $34,727      $38,800     $ 8,130      $ 1,690       $   840
   Ratio of expenses to average
      net assets                                                0.87%        0.93%       0.97%        0.92%         0.95%(b)
   Ratio of net investment income
      to average net assets                                     6.20%        6.09%       6.46%        4.84%         5.56%(b)
   Ratio of expenses to average
      net assets*                                               1.03%        1.04%       1.09%        1.05%         1.44%(b)
   Ratio of net investment income
      to average net assets*                                    6.04%        5.98%       6.34%        4.71%         5.07%(b)
   Portfolio Turnover(c)                                       60.53%       62.70%     106.14%      377.78%       139.24%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class A Shares commenced offering on March 6, 1993.
     (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

           THE ONE GROUP(R) GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS


                                                                            YEAR ENDED JUNE 30,
                                                                            -------------------
                 CLASS B                1998           1997               1996              1995             1994(a)
                 -------                ----           ----               ----              ----             -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                                         $  9.56             $  9.81           $ 9.35             $10.04
                                                     -------             -------           ------             ------
Investment Activities
   Net investment income                                0.54                0.54             0.55               0.18
   Net realized and unrealized
      gains (losses) from
      investments and futures                           0.13               (0.25)            0.46              (0.69)
                                                     -------             -------           ------             ------
Total from Investment Activities                        0.67                0.29             1.01              (0.51)
                                                     -------             -------           ------             ------
Distributions
   Net investment income                               (0.54)              (0.54)           (0.55)             (0.16)
   In excess of net
      investment income                                   --                  --               --              (0.02)
                                                     -------             -------           ------             ------
Total Distributions                                    (0.54)              (0.54)           (0.55)             (0.18)
                                                     -------             -------           ------             ------
NET ASSET VALUE, END OF PERIOD                       $  9.69             $  9.56           $ 9.81             $ 9.35
                                                     -------             -------           ------             ------
Total Return (Excludes
   Sales Charge)                                        7.14%               2.95%           11.20%             (4.99)%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
      period (000)                                   $11,729             $10,782           $2,513             $  656
   Ratio of expenses to
      average net assets                                1.52%               1.58%            1.62%              1.52%(c)
   Ratio of net investment
      income to average net assets                      5.55%               5.44%            5.76%              4.60%(c)
   Ratio of expenses to average
      net assets*                                       1.68%               1.69%            1.74%              1.63%(c)
   Ratio of net investment
      income to average net assets*                     5.39%               5.33%            5.64%              4.49%(c)
   Portfolio Turnover(d)                               60.53%              62.70%          106.14%            377.78%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) ULTRA SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

INVESTMENT STRATEGY

The Fund invests in all types of debt securities, including money market instruments, adjustable rate mortgage backed securities and taxable and tax-exempt municipal securities. The Fund will maintain a maximum duration approximately equal to that of a two-year U.S. Treasury security, although the Fund's actual duration is expected to be approximately equal to that of a one year U.S. Treasury security.

PORTFOLIO SECURITIES

The Fund normally invests at least 80% of its total assets in debt securities. In addition, up to 20% of the Fund's total assets may be invested in other securities, including preferred stock. The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets (some of which may be subject to repurchase agreements). These securities often are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. However, the Fund may also purchase mortgage-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in fixed-income investments that are subject to market fluctuations as a result of changes in interest rates. As a result, the value of investments in the Fund may decrease during periods of rising interest rates. In addition, the Fund invests in mortgage-related securities which may have greater price and yield volatility than traditional fixed-income securities. The Fund also uses investment management hedging techniques that may expose the Fund to special risks. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                                  CLASS A        CLASS B         CLASS C       CLASS I
------------------------------------                                 -------        -------         -------       -------

Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                                3.00%           none            none          none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                                         none(2)        3.00%           1.00%         none
Redemption Fees                                                        none           none            none          none
Exchange Fees                                                          none           none            none          none
ANNUAL OPERATING EXPENSES (as a
   percentage of average daily net
   assets)(3)
Investment Advisory Fees (after fee
   waiver)(4)                                                           .30%           .30%            .30%          .30%
12b-1 Fees (after fee waiver)(5)                                        .25%           .75%            .75%         none
Other Expenses                                                          .25%           .25%            .25%          .25%
Total Fund Operating Expenses (after fee
   waivers)(6)                                                          .80%          1.30%           1.30%          .55%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .55% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.15% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares, and .80% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                         1 YEAR          3 YEARS             5 YEARS              10 YEARS
                                                         ------          -------             -------              --------

Class A                                                   $38             $55                 $73                   $126
Class A (without fee waivers)                             $41             $65                 $91                   $166
Class B                                                   $43             $61                 $71                   $130
Class B (without fee waivers)                             $48             $77                 $97                   $179
Class C                                                   $23             $41                 $71                   $157
Class C (without fee waivers                              $28             $57                 $97                   $212
Class I                                                   $ 6             $18                 $31                   $ 69
Class I (without fee waiver)                              $ 8             $26                 $44                   $ 99


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                         1 YEAR          3 YEARS             5 YEARS              10 YEARS
                                                         ------          -------             -------              --------

Class A                                                    38              55                  73                   126
Class A (without fee waivers)                              41              65                  91                   166
Class B                                                    13              41                  71                   130
Class B (without fee waivers)                              18              57                  97                   179
Class C                                                    13              41                  71                   157
Class C (without fee waivers)                              18              57                  97                   212
Class I                                                     6              18                  31                    69
Class I (without fee waiver)                                8              26                  44                    99


Class B shares automatically convert to Class A shares after six (6) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       THE ONE GROUP(R) ULTRA SHORT-TERM INCOME FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                         YEAR ENDED JUNE 30,
                                                                         -------------------
             CLASS I                       1998          1997            1996          1995          1994        1993(a)
             -------                       ----          ----            ----          ----          ----        -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                                            $   9.79        $  9.84       $  9.85       $  10.03      $  10.00
                                                        --------        -------       -------       --------      --------
Investment Activities
   Net investment income                                    0.62           0.62          0.55           0.36          0.17
   Net realized and unrealized
     gains (losses) from
     investments and futures                                0.05          (0.07)        (0.05)         (0.15)         0.03
                                                        --------        -------       -------       --------      --------
Total from Investment Activities                            0.67           0.55          0.50           0.21          0.20
                                                        --------        -------       -------       --------      --------
Distributions
   Net investment income                                   (0.59)         (0.60)        (0.48)         (0.37)        (0.17)
   In excess of net investment income                         --             --         (0.03)         (0.02)           --
                                                        --------        -------       -------       --------      --------
Total Distributions                                        (0.59)         (0.60)        (0.51)         (0.39)        (0.17)
                                                        --------        -------       -------       --------      --------
NET ASSET VALUE, END OF PERIOD                          $   9.87        $  9.79       $  9.84       $   9.85      $  10.03
                                                        --------        -------       -------       --------      --------
Total Return                                                7.14%          5.71%         5.14%          2.16%         4.93%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                    $114,413        $57,276       $51,050       $139,593      $154,413
   Ratio of expenses to average
     net assets                                             0.35%          0.45%         0.61%          0.65%         0.58%(b)
   Ratio of net investment income
     to average net assets                                  6.02%          6.20%         5.18%          3.70%         4.71%(b)
   Ratio of expenses to average
     net assets*                                            0.81%          1.06%         1.01%          0.81%         1.03%(b)
   Ratio of net investment income
     to average net assets*                                 5.56%          5.59%         4.78%          3.54%         4.26%(b)
   Portfolio Turnover(c)                                   70.36%         67.65%         2.91%        242.20%       109.96%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) The Fund commenced operations on February 2, 1993.
     (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                                                         YEAR ENDED JUNE 30,
                                                                         -------------------
                 CLASS A                    1998           1997           1996          1995          1994         1993(a)
                 -------                    ----           ----           ----          ----          ----         -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                                             $  9.78         $ 9.83        $ 9.84        $ 10.03       $ 10.00
                                                         -------         ------        ------        -------       -------
Investment Activities
   Net investment income                                    0.58           0.58          0.52           0.36          0.14
   Net realized and unrealized
     gains (losses) from
     investments and futures                                0.09          (0.06)        (0.06)         (0.17)         0.03
                                                         -------         ------        ------        -------       -------
Total from Investment Activities                            0.67           0.52          0.46           0.19          0.17
                                                         -------         ------        ------        -------       -------
Distributions
   Net investment income                                   (0.58)         (0.57)        (0.46)         (0.34)        (0.14)
   In excess of net investment income                         --             --         (0.01)         (0.04)           --
                                                         -------         ------        ------        -------       -------
Total Distributions                                        (0.58)         (0.57)        (0.47)         (0.38)        (0.14)
                                                         -------         ------        ------        -------       -------
NET ASSET VALUE, END OF PERIOD                           $  9.87         $ 9.78        $ 9.83        $  9.84       $ 10.03
                                                         -------         ------        ------        -------       -------
Total Return (Excludes Sales Charge)                        7.00%          5.42%         4.84%          1.95%         4.78%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                     $29,643         $3,969        $4,631        $19,053       $ 3,106
   Ratio of expenses to average
     net assets                                             0.61%          0.70%         0.86%          0.89%         0.81%(b)
   Ratio of net investment income
     to average net assets                                  5.78%          5.95%         4.88%          3.54%         4.47%(b)
   Ratio of expenses to average
     net asset*                                             1.17%          1.41%         1.36%          1.14%         1.34%(b)
   Ratio of net investment income
     to average net asset*                                  5.22%          5.24%         4.38%          3.29%         3.95%(b)
   Portfolio Turnover(c)                                   70.36%         67.65%         2.91%        242.20%       109.96%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) The Fund commenced offering on March 10, 1993. (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

       THE ONE GROUP(R) ULTRA SHORT-TERM INCOME FUND FINANCIAL HIGHLIGHTS



                                                                        YEAR ENDED JUNE 30,
                                                                        -------------------
            CLASS B                 1998             1997              1996               1995             1994(a)
            -------                 ----             ----              ----               ----             -------

NET ASSET VALUE, BEGINNING
   OF PERIOD                                        $ 9.76            $ 9.84            $  9.86            $  9.98
                                                    ------            ------            -------            -------
Investment Activities
   Net investment income                              0.54              0.52               0.47               0.12
   Net realized and
      unrealized gains
      (losses) from investments
      and futures                                     0.05             (0.07)             (0.04)             (0.11)
                                                    ------            ------            -------            -------
Total from Investment Activities                      0.59              0.45               0.43               0.01
                                                    ------            ------            -------            -------
Distributions
   Net investment income                             (0.54)            (0.53)             (0.45)             (0.12)
   In excess of net
      investment income                                 --                --                 --              (0.01)
                                                    ------            ------            -------            -------
Total Distributions                                  (0.54)            (0.53)             (0.45)             (0.13)
                                                    ------            ------            -------            -------
NET ASSET VALUE, END OF PERIOD                      $ 9.81            $ 9.76            $  9.84            $  9.86
Total Return (Excludes
   Sales Charge)                                      6.22%             4.63%              4.77%             (0.09)%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
      period (000)                                  $2,818            $1,144            $   160            $    15
   Ratio of expenses to
      average net assets                              1.07%             1.20%              1.31%              1.41%(c)
   Ratio of net investment
      income to average net
      assets                                          5.18%             5.45%              4.91%              3.49%(c)
   Ratio of expenses to
      average net assets*                             1.81%             2.06%              1.96%              1.83%(c)
   Ratio of net investment
      income to average net assets*                   4.44%             4.59%              4.26%              3.07%(c)
   Portfolio Turnover(d)                             70.36%            67.65%              2.91%            242.20%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) The Fund commenced offering on January 14, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) LIMITED VOLATILITY BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks current income consistent with preservation of capital through investment in high and medium-grade fixed-income securities.

INVESTMENT STRATEGY

The Fund invests in all types of debt securities with short to intermediate maturities. The Fund's average weighted maturity will ordinarily range between one and five years taking into account expected prepayment of principal on certain investments, although the Fund may shorten the weighted average maturity to as little as 90 days for temporary defensive purposes.

PORTFOLIO SECURITIES

The Fund invests at least 80% of its total assets in debt securities with short to intermediate maturities. At least 65% of the Fund's total assets will consist of bonds and at least 65% of total assets will consist of obligations issued by the U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements). The Fund also may purchase taxable or tax-exempt municipal securities. Up to 20% the total assets may be invested in preferred stock. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS


The Fund may invest in debt securities that are rated in the lowest investment grade category. Such investments are considered to have speculative characteristics. In addition, the Fund invests in fixed-income securities. The value of these securities will change in response to interest rate changes and other factors. In addition, the Fund invests in mortgage-related securities which may have greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More About the Funds" and "Investment Risks."


FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                                    CLASS A         CLASS B      CLASS C      CLASS I
------------------------------------                                   -------         -------      -------      -------

Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                                   3.00%            none         none         none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                                           none(2)          3.00%        1.00%        none
Redemption Fees                                                          none             none         none         none
Exchange Fees                                                            none             none         none         none
ANNUAL OPERATING EXPENSES (as a
   percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
   waiver)(4)                                                             .40%             .40%         .40%         .40%
12b-1 Fees (after fee waiver)(5)                                          .25%             .75%         .75%        none
Other Expenses                                                            .22%             .22%         .22%         .22%
Total Fund Operating Expenses (after fee
   waiver)(6)                                                             .87%            1.37%        1.37%         .62%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .60% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.17% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares and .82% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                         1 YEAR          3 YEARS           5 YEARS             10 YEARS
                                                         ------          -------           -------             --------

Class A                                                   $39              $57               $77                 $134
Class A (without fee waivers)                             $42              $66               $92                 $168
Class B                                                   $44              $63               $75                 $138
Class B (without fee waivers)                             $48              $77               $99                 $181
Class C                                                   $24              $43               $75                 $165
Class C (without fee waivers)                             $28              $57               $99                 $214
Class I                                                   $ 6              $20               $35                 $ 77
Class I (without fee waiver)                              $ 8              $26               $46                 $101


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                         1 YEAR          3 YEARS           5 YEARS             10 YEARS
                                                         ------          -------           -------             --------

Class A                                                   $39              $57               $77                 $134
Class A (without fee waivers)                             $42              $66               $92                 $168
Class B                                                   $14              $43               $75                 $138
Class B (without fee waivers)                             $18              $57               $99                 $181
Class C                                                   $14              $43               $75                 $165
Class C (without fee waivers)                             $18              $57               $99                 $214
Class I                                                   $ 6              $20               $35                 $ 77
Class I (without fee waiver)                              $ 8              $26               $46                 $101


Class B shares automatically convert to Class A shares after six (6) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       THE ONE GROUP(R) LIMITED VOLATILITY BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                  YEAR ENDED JUNE 30,
                                                                  -------------------
         CLASS I                    1998        1997        1996        1995       1994        1993        1992        1991
         -------                    ----        ----        ----        ----       ----        ----        ----        ----
NET ASSET VALUE, BEGINNING OF
  PERIOD                                       $  10.42    $  10.53    $  10.33   $  10.87    $  10.72    $  10.26    $  10.00
                                               --------    --------    --------   --------    --------    --------    --------
Investment Activities
  Net investment income                            0.63        0.64        0.60       0.54        0.61        0.70        0.58
  Net realized and unrealized
    gains (losses) from
    investments and futures                        0.05       (0.11)       0.19      (0.45)       0.25        0.47        0.25
Total from Investment
  Activities                                       0.68        0.53        0.79       0.09        0.86        1.17        0.83
                                               --------    --------    --------   --------    --------    --------    --------
Distributions
  Net investment income                           (0.63)      (0.64)      (0.59)     (0.55)      (0.62)      (0.70)      (0.57)
  In excess of net investment
    income                                           --          --          --      (0.02)         --          --          --
  Net realized gains                                 --          --          --      (0.06)      (0.09)      (0.01)         --
                                               --------    --------    --------   --------    --------    --------    --------
Total Distributions                               (0.63)      (0.64)      (0.59)     (0.63)      (0.71)      (0.71)      (0.57)
                                               --------    --------    --------   --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                 $  10.47    $  10.42    $  10.53   $  10.33    $  10.87    $  10.72    $  10.26
                                               ========    ========    ========   ========    ========    ========    ========
Total Return                                       6.75%       5.13%       7.96%      0.79%       8.27%      11.75%       9.76%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
   (000)                                       $563,979    $604,916    $410,746   $447,394    $397,820    $301,907    $154,991
  Ratio of expenses to average
    net assets                                     0.51%       0.51%       0.52%      0.50%       0.56%       0.52%       0.32%(b)
  Ratio of net investment
    income to average net
    assets                                         6.06%       6.06%       5.82%      5.10%       5.70%       6.63%       7.49%(b)
  Ratio of expenses to average
    net assets*                                    0.81%       0.82%       0.85%      0.85%       0.90%       1.04%       0.92%(b)
  Ratio of net investment
    income to average net
    assets*                                        5.76%       5.75%       5.49%      4.75%       5.36%       6.11%       6.89%(b)
  Portfolio Turnover(a)                           66.61%      75.20%      76.43%     30.61%      40.28%      43.87%      24.69%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized.

                                                                            YEAR ENDED JUNE 30,
                                                                            -------------------
                 CLASS A                       1998         1997       1996         1995         1994        1993     1992(c)
                 -------                       ----         ----       ----         ----         ----        ----     -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.41    $ 10.52      $ 10.32      $ 10.87     $ 10.72     $10.61
                                                          -------    -------      -------      -------     -------     ------
Investment Activities
  Net investment income                                      0.61       0.63         0.56         0.52        0.59       0.24
  Net realized and unrealized gains
    (losses) from investments and
    futures                                                  0.05      (0.13)        0.21        (0.46)       0.24       0.13
                                                          -------    -------      -------      -------     -------     ------
Total from Investment Activities                             0.66       0.50         0.77         0.06        0.83       0.37
                                                          -------    -------      -------      -------     -------     ------
Distributions
  Net investment income                                     (0.61)     (0.61)       (0.56)       (0.51)      (0.59)     (0.26)
  In excess of net investment income                           --         --        (0.01)       (0.04)         --         --
  Net realized gains                                           --         --           --        (0.06)      (0.09)        --
                                                          -------    -------      -------      -------     -------     ------
Total Distributions                                         (0.61)     (0.61)       (0.57)       (0.61)      (0.68)     (0.26)
                                                          -------    -------      -------      -------     -------     ------
NET ASSET VALUE, END OF PERIOD                            $ 10.46    $ 10.41      $ 10.52      $ 10.32     $ 10.87     $10.72
                                                          =======    =======      =======      =======     =======     ======
Total Return (Excludes Sales Charge)                         6.47%      4.86%        7.67%        0.49%       8.04%      9.84%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                       $20,055    $21,343      $12,516      $15,216     $15,719     $  161
  Ratio of expenses to average net
    assets                                                   0.76%      0.76%        0.77%        0.75%       0.76%      0.99%(b)
  Ratio of net investment income to
    average net assets                                       5.81%      5.81%        5.57%        4.92%       5.35%      5.95%(b)
  Ratio of expenses to average
    net assets*                                              1.16%      1.17%        1.20%        1.20%       1.27%      1.29%(b)
  Ratio of net investment income to
    average net assets*                                      5.41%      5.40%        5.14%        4.47%       4.84%      5.65%(b)
  Portfolio Turnover(a)                                     66.61%     75.20%       76.43%       30.61%      40.28%     43.87%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized. (c) Class A Shares commenced offering on February 18, 1992.

THE ONE GROUP(R) LIMITED VOLATILITY BOND FUND - FINANCIAL HIGHLIGHTS


                                                                               YEAR ENDED JUNE 30,
                                                                               -------------------
                        CLASS B             1998                1997            1996            1995           1994(a)
                        -------             ----                ----            ----            ----           -------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.49          $10.60          $10.40           $10.78
Investment Activities
  Net investment income                                          0.55            0.55            0.53             0.17
  Net realized and unrealized gains
    (losses) from investments and
    futures                                                      0.04           (0.10)           0.19            (0.37)
Total from Investment Activities                                 0.59            0.45            0.72            (0.20)
Distributions
  Net investment income                                         (0.55)          (0.56)          (0.52)           (0.15)
  In excess of net realized gains                                  --              --              --            (0.03)
Total Distributions                                             (0.55)          (0.56)          (0.52)           (0.18)
NET ASSET VALUE, END OF PERIOD                                 $10.53          $10.49          $10.60           $10.40
Total Return (Excludes Sales Charge)                             5.74%           4.28%           7.18%           (1.81)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                            $4,920          $4,923          $2,906           $1,974
  Ratio of expenses to average net
    assets                                                       1.20%           1.26%           1.28%            1.26%(c)
  Ratio of net investment income to
    average net assets                                           5.21%           5.31%           5.10%            4.39%(c)
  Ratio of expenses to average net
    assets*                                                      1.81%           1.82%           1.86%            1.86%(c)
  Ratio of net investment income to
    average net assets*                                          4.60%           4.75%           4.52%            3.79%(c)
  Portfolio Turnover(d)                                         66.61%          75.20%          76.43%           30.61%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) TREASURY & AGENCY FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. Agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

INVESTMENT STRATEGY

The Fund invests in U.S. Treasury and other U.S. Agency obligations including fixed-income securities and mortgage-related securities. Normally, the Fund's average weighted maturity will range between two and five years.

PORTFOLIO SECURITIES

The Fund normally invests at least 65% of its total assets in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury ("Treasury Obligations") and securities issued or guaranteed by U.S. Government agencies and instrumentalities. Treasury Obligations may include Separately Traded Registered Interest and Principal Securities ("STRIPS"), Coupon Under Book Entry Safekeeping ("CUBES"), and securities of other government-only investment companies, including other funds of The One Group. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans ("ARMs"), as well as engage in securities lending. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in fixed-income securities. The value of these securities will change in response to interest rate changes and other factors. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                              CLASS A            CLASS B        CLASS C        CLASS I
------------------------------------                             -------            -------        -------        -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                               3.00%              none           none          none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                                      none(2)            3.00%          1.00%         none
Redemption Fees                                                     none               none           none          none
Exchange Fees                                                       none               none           none          none
ANNUAL OPERATING EXPENSES (as a
  percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
  waiver)(4)                                                         .20%               .20%           .20%          .20%
12b-1 Fees (after fee waiver)(5)                                     .25%               .75%           .75%         none
Other Expenses                                                       .25%               .25%           .25%          .25%
Total Fund Operating Expenses (after fee
  waiver)(6)                                                         .70%              1.20%          1.20%          .45%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .40% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.

(6) Without the voluntary reduction of fees, Total Operating Expenses would be 1.00% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares and .65% for Class I shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                                     1 YEAR      3 YEARS       5 YEARS        10 YEARS
                                                                     ------      -------       -------        --------
Class A                                                               $37          $52           $68            $114
Class A (without fee waivers)                                         $40          $61           $84            $149
Class B                                                               $42          $58           $66            $119
Class B (without fee waivers)                                         $47          $72           $90            $162
Class C                                                               $22          $38           $66            $145
Class C (without fee waivers)                                         $27          $52           $90            $195
Class I                                                               $ 5          $14           $25            $ 57
Class I (without fee waivers)                                         $ 7          $21           $36            $ 81


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                                     1 YEAR      3 YEARS       5 YEARS        10 YEARS
                                                                     ------      -------       -------        --------
Class A                                                               $37          $52           $68            $114
Class A (without fee waivers)                                         $40          $61           $84            $149
Class B                                                               $12          $38           $66            $119
Class B (without fee waivers)                                         $17          $52           $90            $162
Class C                                                               $12          $38           $66            $145
Class C (without fee waivers)                                         $17          $52           $90            $195
Class I                                                               $ 5          $14           $25            $ 57
Class I (without fee waivers)                                         $ 7          $21           $36            $ 81


Class B shares automatically convert to Class A shares after six (6) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE ONE GROUP(R) TREASURY & AGENCY FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                                                     JANUARY 20, 1997
                                                                         YEAR ENDED                       THROUGH
               CLASS I                                                 JUNE 30, 1998                JUNE 30, 1997(a)
               -------                                                 -------------                ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                       $  10.00
                                                                                                           --------
Investment Activities
  Net investment income                                                                                        0.28
  Net realized and unrealized gains (losses) from investments
    and futures                                                                                               (0.01)
                                                                                                           --------
Total from Investment Activities                                                                               0.27
                                                                                                           --------
Distributions
Net investment income                                                                                         (0.28)
                                                                                                           --------
NET ASSET VALUE, END OF PERIOD                                                                             $   9.99
                                                                                                           ========
Total Return (Excludes Sales Charge)                                                                           2.78%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                        $110,084
  Ratio of expenses to average net assets                                                                      0.45%(c)
  Ratio of net investment income to average net assets                                                         6.44%(c)
  Ratio of expenses to average net assets*                                                                     0.78%(c)
  Ratio of net investment income to average net assets*                                                        6.11%(c)
  Portfolio Turnover(d)                                                                                       54.44%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                                                     JANUARY 20, 1997
                                                                        YEAR ENDED                        THROUGH
                   CLASS A                                             JUNE 30, 1998                 JUNE 30, 1997(a)
                   -------                                             -------------                 ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                         $10.00
                                                                                                             ------
Investment Activities
  Net investment income                                                                                        0.29
  Net realized and unrealized gains (losses) from
    investments and futures                                                                                   (0.02)
                                                                                                             ------
Total from Investment Activities                                                                               0.27
                                                                                                             ------
Distributions
Net investment income                                                                                         (0.29)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD                                                                               $ 9.98
                                                                                                             ======
Total Return (Excludes Sales Charge)                                                                           2.78%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                          $   94
  Ratio of expenses to average net assets                                                                      0.71%(c)
  Ratio of net investment income to average net assets                                                         6.47%(c)
  Ratio of expenses to average net assets*                                                                     1.15%(c)
  Ratio of net investment income to average net assets*                                                        6.03%(c)
  Portfolio Turnover(d)                                                                                       54.44%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) TREASURY & AGENCY FUND FINANCIAL HIGHLIGHTS


                                                                                                     JANUARY 20, 1997
                                                                        YEAR ENDED                        THROUGH
                   CLASS B                                             JUNE 30, 1998                 JUNE 30, 1997(a)
                   -------                                             -------------                 ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                         $10.00
                                                                                                             ------
Investment Activities
  Net investment income                                                                                        0.26
  Net realized and unrealized gains (losses) from investments
    and futures                                                                                               (0.01)
                                                                                                             ------
Total from Investment Activities                                                                               0.25
                                                                                                             ------
Distributions
Net investment income                                                                                         (0.26)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD                                                                               $ 9.99
                                                                                                             ======
Total Return (Excludes Sales Charge)                                                                           2.58%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                          $   80
  Ratio of expenses to average net assets                                                                      1.23%(c)
  Ratio of net investment income to average net assets                                                         6.30%(c)
  Ratio of expenses to average net assets*                                                                     1.81%(c)
  Ratio of net investment income to average net assets*                                                        5.72%(c)
  Portfolio Turnover(d)                                                                                       54.44%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP HIGH YIELD BOND FUND


INVESTMENT OBJECTIVE: The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

INVESTMENT STRATEGY: The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations. The Fund's weighted average maturity will normally range between five and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.


PORTFOLIO SECURITIES: The Fund normally invests at least 80% of its total assets in debt securities, loan participations, convertible securities and preferred stock which are rated below investment grade or unrated, although the Fund may invest up to 100% of the Fund's total assets in such securities. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds," "below investment grade bonds" and "junk bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.), and are considered to be speculative. The Fund also may invest up to 20% of its total assets in other securities, including investment grade debt securities. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds. For a list of all the securities in which the Fund may invest, please read "Investment Practices."


RISK CONSIDERATIONS: The Fund invests in debt securities which are considered speculative. While these securities generally provide a higher yield than higher rated debt securities, they are subject to a greater degree of risk. Issuers of these securities may include highly leveraged, less creditworthy companies or financially distressed firms. The credit quality of these securities can change suddenly and unexpectedly. Before you invest, please read "More About the Funds," "Special Investment Risks," and "Investment Risks."


FUND MANAGEMENT: Banc One High Yield Partners, LLC serves as sub-advisor to the Fund. Banc One High Yield Partners, LLC is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. Anthony L. Longi, Jr., an officer of Banc One High Yield Partners, LLC is the Manager of the Fund. As an officer of Pacholder Associates, Inc., Mr. Longi has served as portfolio manager of the USF&G Pacholder Fund, Inc. since 1994 and as a high yield research analyst since 1987.

--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                          CLASS A      CLASS B       CLASS C      CLASS I
                                                             -------      -------       -------      -------
  Maximum Sales Charge Imposed on Purchases                  4.50%         none           none        none
    (as a percentage of offering price)
  Maximum Contingent Deferred Sales Charge                   none(2)       5.00%          1.00%       none
    (as a percentage of original purchase price
     or redemption proceeds, as applicable)
  Redemption Fees                                            none          none           none        none
  Exchange Fees                                              none          none           none        none
ANNUAL OPERATING EXPENSE
(as a percentage of average daily net assets)
  Investment Advisory Fees (after fee waiver)(3)              .60%          .60%           .60%        .60%
  12b-1 Fees (after fee waiver)(4)                            .25%          .90%           .90%       none
  Other Expenses (after fee waiver)(5)                        .35%          .35%           .35%        .35%
  Total Fund Operating Expenses (after fee waivers)(6)       1.20%         1.85%          1.85%        .95%




(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3) Without the fee waiver, Investment Advisory Fees would be .75% for all classes of shares.

(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.

(5)      Without the fee waiver, Other Expenses would be .70% for all classes.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.80% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares and 1.45% for Class I shares.


EXAMPLE: An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                    1 YEAR          3 YEARS
                                                    ------          -------
Class A                                              $57             $81
Class A (without fee waiver)                         $59             $89
Class B                                              $69             $88
Class B (without fee waiver)                         $71             $96
Class C                                              $29             $58
Class C (without fee waiver)                         $31             $66
Class I                                              $10             $30
Class I (without fee waiver)                         $11             $35


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                    1 YEAR          3 YEARS
                                                    ------          -------
Class A                                              $57             $81
Class A (without fee waiver)                         $59             $89
Class B                                              $19             $58
Class B (without fee waiver)                         $21             $66
Class C                                              $19             $58
Class C (without fee waiver)                         $21             $66
Class I                                              $10             $30
Class I (without fee waiver)                         $11             $35


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


This section normally would include Financial Highlights for the Fund. Because the Fund had not begun operations as of June 30, 1998, there are no Financial Highlights for the Fund.

                              MORE ABOUT THE FUNDS


WHEN THE PROSPECTUS REFERS TO "BONDS," WHAT TYPES OF INVESTMENTS ARE INCLUDED?


"Bonds" include debt instruments issued by the U.S. Treasury, U.S. Government agencies, corporations, municipalities, securities issued or guaranteed by foreign governments, their agencies or instrumentalities, securities issued by domestic and supranational banks, mortgage-related securities, asset-backed securities, stripped government securities and zero coupon obligations.


PORTFOLIO QUALITY

The Funds only purchase securities that meet the following criteria:

DEBT SECURITIES

o The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories.


o The Ultra Short-Term Income Fund, the Intermediate Bond Fund, and the Limited Volatility Bond Fund may invest in debt securities rated in any of the four investment grade rating categories.

o The Income Bond Fund and the High Yield Bond Fund may purchase securities in ANY rating category. Please read "Special Risk Considerations" and "High Yield/Junk Bonds" for more information about the Income Bond Fund.


PREFERRED STOCK


o The Ultra Short-Term Income Fund, the Limited Volatility Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

o The Income Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.


MUNICIPAL SECURITIES


o The Intermediate Bond Fund and the Limited Volatility Bond Fund and the Ultra Short-Term Income Fund may only invest in municipal bonds rated in any of the four highest rating categories.


o The Intermediate Bond Fund and the Ultra Short-Term Income Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations that are rated in the highest or second highest rating categories. The Limited Volatility Bond Fund may invest in such securities only if they are rated in the highest rating category.


o The Income Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in ANY category.

COMMERCIAL PAPER

o The Intermediate Bond Fund, the Limited Volatility Bond Fund and the Ultra Short-Term Income Fund may invest in commercial paper rated in the highest or second highest rating category.

o The High Yield Bond Fund and the Income Bond Fund may invest in commercial paper in any rating category.


If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

Fixed Income Securities: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.


Derivatives: Some of the Funds invest in securities that are considered to be derivatives. "Derivatives" are securities that derive their value from the performance of underlying assets or securities. These include:


o        options, futures contracts, and options on futures contracts

o mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and stripped mortgage-backed securities (IOs and POs)

o        asset-backed securities

o        swap, cap and floor transactions

o        new financial products

o        structured instruments

o        inverse floating rate instruments


These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. For a more detailed discussion of these risks, please read "Investment Risks." The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments.


Lower Rated Securities: The Intermediate Bond Fund, the Ultra Short-Term Income Fund and the Income Bond Fund may invest in debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.


High Yield/Junk Bonds: The Income Bond Fund and the High Yield Bond Fund invest in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

         GREATER RISK OF LOSS. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments. The Funds may also incur additional expenses in seeking recovery from the issuer.

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The income and market value of the Funds' securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds' investments and the Funds' net asset value may be volatile.

         VALUATION DIFFICULTIES. It is more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds' investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds' investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

         LIQUIDITY. There may be no established secondary or public market for the Funds' investments. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

         HIGH YIELD BOND MARKET. Unlike investment grade securities (including securities which were investment grade when issued but have fallen below investment grade), the track record for bond default rates on new issues of non-investment grade bonds is relatively short. It may be that future default rates on new issues of non-investment grade securities will be more widespread and higher than in the past, especially if economic conditions deteriorate.

         CREDIT QUALITY. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or the sub-advisor's independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Appendix for additional information). Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds' investment objectives will be more dependent on Banc One Investment Advisor's or the sub-advisor's credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

         EXPERIENCE OF ADVISOR AND SUB-ADVISOR. The High Yield Bond Fund's portfolio managers have been responsible for the day-to-day management of the USF& G Pacholder Fund, Inc. since 1988. The USF&G Pacholder Fund, Inc. is a closed end fund that invests primarily in high risk, high yield securities. Open-end investment companies, like the Fund, are subject to different regulatory requirements than closed-end funds such as the USF&G Pacholder Fund, Inc. Banc One Partners, Banc One Investment Advisors and the portfolio manager have limited experience in managing an open-end investment company (like the Fund) that primarily invests in high yield, high risk bonds.

Foreign Securities: Investments in foreign securities involve risks different from investments in U.S. securities. For more details, see "Investment Practices" and "Investment Risks." Because of these risk factors, the share price of the a Fund investing in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

                      HOW TO DO BUSINESS WITH THE ONE GROUP


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

o        The One Group Services Company, and

o Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?


o Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays:
         New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

o Purchase requests received by The One Group Services Company before 4 p.m. Eastern Time ("ET"), will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

o Purchase orders may be canceled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. ET (i) on the business day after the order is placed if you are buying Class I shares, and (ii) on the third business day if you are purchasing Class A, Class B or Class C shares.


o If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

o The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

o Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

o Class A, Class B and Class C shares are available to the general public.


o Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."


o If you intend to hold your shares six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.


The One Group Fund Direct IRA. The One Group offers a retirement plan and, in 1999, may offer an education plan. These plans allow participants to defer taxes while their retirement and education savings grow. The education IRA requires a minimum investment of $500. Call The One Group Services Company at 1-800-480-4111 for an Adoption Agreement.


HOW MUCH DO SHARES COST?

o        Shares are sold at net asset value ("NAV") plus a sales charge, if any.

o Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

o NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.


o A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.       Decide how much you want to invest.

         o The minimum initial investment for all Funds except the Treasury & Agency Fund is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates). The minimum initial investment for the Treasury & Agency Fund is $50,000.

         o Subsequent investments for all Funds except the Treasury & Agency Fund must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates). Subsequent investments for the Treasury & Agency Fund must be at least $1,000.

         o You may purchase no more than $250,000 of Class B shares at one time.

         o        The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


         Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (your name)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, simply select this option on your Account Application Form and then:

o Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


o Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer or initiate a wire transfer to the following wire address:

         State Street Bank & Trust Company
         Attn: Custody & Shareholder Services
         ABA 011 000 028
         DDA 99034167
         FBO The One Group Fund (ex: The One Group Intermediate Bond Fund - A) Your Account Number (ex: 123456789)
         Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o You may revoke your right to make purchases over the telephone by sending a letter to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes, except for The Treasury & Agency Fund. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

o        Select the "Systematic Investment Plan" option on the Account
         Application Form.

o Provide the necessary information about the bank account from which your investments will be made.

o Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

o The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.


o You may revoke your right to make systematic investments by calling The One Group Services Company at 1-800-480-4111 or by sending a letter to:

         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


CONVERSION FEATURE

o        Your Class B shares automatically convert to Class A shares.


o Class B shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund and the High Yield Bond Fund automatically convert to Class A shares after eight years. Class B shares of the Ultra Short-Term Income Fund, the Limited Volatility Bond Fund, and the Treasury & Agency Fund automatically convert to Class A shares after six years.

o Conversion periods are measured from the end of the month in which the Class B shares were purchased.

o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.


o You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any Federal income tax.


o Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

o If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together for purposes of calculating the six and eight year time periods.

SALES CHARGES


The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from: sales charges, 12b-1 fees and payments by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips, (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


CLASS A SHARES

If you buy Class A shares of THE LIMITED VOLATILITY BOND FUND, THE ULTRA SHORT-TERM INCOME FUND and THE TREASURY & AGENCY FUND, the following table shows the amount of sales charge and the commissions paid to Shareholder Servicing Agents.

                                                         SALES CHARGE
                                                            AS A %                                            COMMISSION
                                                            OF THE                  SALES CHARGE               AS A % OF
                                                           OFFERING                    AS A %                  OFFERING
AMOUNT OF PURCHASE                                           PRICE               OF YOUR INVESTMENT              PRICE
------------------                                           -----               ------------------              -----

Less than $100,000                                           3.00%                      3.09%                     2.70%
$100,000-$249,999                                            2.50%                      2.56%                     2.18%
$250,000-$499,999                                            2.00%                      2.04%                     1.64%
$500,000-$999,999                                            1.50%                      1.52%                     1.20%
$1,000,000*                                                  0.00%                      0.00%                     0.00%


If you buy Class A shares of THE INTERMEDIATE BOND FUND, THE INCOME BOND FUND, THE GOVERNMENT BOND FUND AND THE HIGH YIELD BOND FUND the following table shows the amount of sales charge and the commissions paid to Shareholder Servicing Agents.


                                                         SALES CHARGE
                                                            AS A %                                            COMMISSION
                                                            OF THE                  SALES CHARGE               AS A % OF
                                                           OFFERING                    AS A %                  OFFERING
AMOUNT OF PURCHASE                                           PRICE               OF YOUR INVESTMENT              PRICE
------------------                                           -----               ------------------              -----

Less than $100,000                                           4.50%                      4.71%                     4.05%
$100,000-$249,999                                            3.50%                      3.63%                     3.05%
$250,000-$499,999                                            2.50%                      2.56%                     2.05%
$500,000-$999,999                                            2.00%                      2.04%                     1.60%
$1,000,000*                                                  0.00%                      0.00%                     0.00%

 * If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

CLASS B SHARES


Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B shares of the INTERMEDIATE BOND FUND, THE INCOME BOND FUND, THE GOVERNMENT BOND FUND or THE HIGH YIELD BOND FUND before the sixth anniversary of purchase, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:


                                                           CDSC AS A
          YEARS                                           % OF DOLLAR
          SINCE                                         AMOUNT SUBJECT
        PURCHASE                                           TO CHARGE
        --------                                           ---------

         0-1                                                  5.00%
         1-2                                                  4.00%
         2-3                                                  3.00%
         3-4                                                  3.00%
         4-5                                                  2.00%
         5-6                                                  1.00%
         more than 6                                           None

Or if you redeem Class B shares of the ULTRA SHORT-TERM INCOME FUND, THE LIMITED VOLATILITY BOND FUND OR THE TREASURY & AGENCY FUND prior to the fourth anniversary of purchase, you will be assessed a CDSC according to the following schedule:

                                                           CDSC AS A
          YEARS                                           % OF DOLLAR
          SINCE                                         AMOUNT SUBJECT
        PURCHASE                                           TO CHARGE
        --------                                           ---------

         0-1                                                  3.00%
         1-2                                                  3.00%
         2-3                                                  2.00%
         3-4                                                  1.00%
         more than 4                                           None


The One Group Services Company pays a commission of 4.00% of the original purchase to Shareholder Servicing Agents who sell Class B shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund and the High Yield Bond Fund. Shareholder Servicing Agents who sell Class B shares of the Ultra Short-Term Income Fund, the Limited Volatility Bond Fund and the Treasury & Agency Fund receive a commission of 2.75% from The One Group Services Company.


CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

                                                           CDSC AS A
          YEARS                                           % OF DOLLAR
          SINCE                                         AMOUNT SUBJECT
        PURCHASE                                           TO CHARGE
        --------                                           ---------

         0-1                                                  1.00%
         After first year                                      None

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

How the CDSC is Calculated

o The Fund assumes that all purchases made in a given month were made on the first day of the month.

o The CDSC is based on the current market value or the original cost of the shares, whichever is less.

o A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

o To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.


o If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of The Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to The One Group shares you receive in the reorganization.


12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

o        The 12b-1 fees vary by share class as follows:

         1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.


         2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .90% for the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund and the High Yield Bond Fund and to .75% for the Limited Volatility Bond Fund, the Ultra Short-Term Income Fund, and the Treasury & Agency Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

         3.       There are no 12b-1 fees for Class I shares.


o 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

o The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25% of the average daily net assets of the Class A shares of the Funds. In addition, The One Group Services Company received 12b-1 fees totaling .90% of the average daily net assets of the Class B shares of the Intermediate Bond Fund, the Income Bond Fund, and the Government Bond Fund, and .75% for Class B shares of the Limited Volatility Bond Fund, the Ultra Short-Term Income Fund, and the Treasury & Agency Fund.

o The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

                       SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your Shareholder Servicing Agent. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

         o        The One Group.

         o        BANC ONE CORPORATION and its subsidiaries and affiliates.

         o The One Group Services Company and its subsidiaries and affiliates.

         o State Street Bank and Trust Company and its subsidiaries and affiliates.

         o Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

         o An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4.       Bought by:

         o Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

         o Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

         o Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

         o Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.


5. Bought with proceeds from the sale of Class I shares of a Fund of The One Group or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including a Fund of The One Group, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.


7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8.       Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70-1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.       Acquired in exchange for Class B shares of other Funds of The One
         Group.


WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70-1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.       Acquired in exchange for Class C shares of other Funds of The One
         Group.


7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving their commission.


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance of the purchase. To see if you qualify, contact The One Group Services Company at 1-800-480-4111 or your Shareholder Servicing Agent.

                             EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

You may make the following exchanges:


o Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.

o Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.


o Class B shares of a Fund may be exchanged for Class B shares of another Fund of The One Group.

o Class C shares of a Fund may be exchanged for Class C shares of another Fund of The One Group.


The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.


The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:


o State Street Bank and Trust Company receives the request by 4:00 p.m., ET.


o You have provided The One Group with all of the information necessary to process the exchange.

o You have received a current prospectus of the Fund or Funds in which you wish to invest.

o        You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:


o You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).


o        You will pay a sales charge if you bought Class A shares of a Fund:

         1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

         2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

o If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge the time of the exchange, however:

         1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

         2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:


o An exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes.


o An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

o        You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

o To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

o Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

o In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

o You may redeem all or some of your shares on any day that the Funds are open for business.


o Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes), will be effective that day.


HOW DO I REDEEM SHARES?

o Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or State Street Bank and Trust Company at the following address:


         The One Group c/o State Street Bank and Trust Company P.O. Box 8528 Boston, MA 02266-8528


o        All requests for redemptions from IRA accounts must be in writing.

o You may request redemption forms by calling The One Group Services Company at (800) 480-4111.

o State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

         1.       the redemption is for $50,000 worth of shares or less;

         2.       the redemption is payable to the shareholder of record;

         3. the redemption check is mailed to the shareholder at the record address; or


         4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


o On the Account Application Form, you may elect to have the redemption proceeds mailed or wired to:

         1.       a designated commercial bank; or

         2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00

o Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?


o If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

o If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

o Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

o Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o        REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000 you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

o        Select the "Systematic Withdrawal Plan" option on the Account
         Application Form.

o Specify the amount you wish to receive and the frequency of the payments.

o        You may designate a person other than yourself as the payee.

o        There is no charge for this service.

o        If you select this option, please keep in mind that:

         1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

         2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

         3. If you are age 70-1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan. These payments may be less than $100 each.

         4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

o        All redemptions will be for cash.

o If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


o Because of the high cost of handling small investments, The One Group charges a sub-minimum account fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

o        The One Group may suspend your ability to redeem when:

         1.       Trading on the NYSE is restricted.

         2.       The NYSE is closed (other than weekend and holiday closings).

         3.       The SEC has permitted a suspension.

         4.       An emergency exists.

         The Statement of Additional Information offers more details about this process.

o You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.

                             SHAREHOLDER INFORMATION

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.


BANC ONE CORPORATION (100 East Broad Street, Columbus, Ohio, 43271), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940 to control the Funds. This is because as of July 30, 1998, BANC ONE CORPORATION or its affiliates possessed the power to vote substantially all of the Class I shares of the Funds.


On the same date, the following shareholders owned 25% or more of Class A, Class B or Class C shares of the Funds. As a consequence, they are considered to be controlling persons of these classes of the Funds listed below.







NAME AND                                              PERCENTAGE OF    TYPE OF
ADDRESS                       FUND/CLASS              OWNERSHIP        OWNERSHIP
-------                       ----------              ---------        ---------

Strafe & Co                   Income Bond Fund         88.91%           Record
C/O Bank One Trust Co         Class I
Attn Mutual Funds
100 E Broad St
Columbus, OH 43215-3607

Strafe & Co                   Government Bond Fund     88.55%           Record
Attn Mutual Funds 0393        Class I
100 E Broad Street
Columbus OH 43215-3607

Strafe & Co.                  Ultra Short-Term         89.12%           Record
Attn:  Mutual Funds 0393      Income Fund
100 E. Broad Street           Class I
Columbus, OH  43215-3607

Banc One Securities Corp FBO  Intermediate Bond Fund   55.94%         Beneficial
The One Investment Solution   Class A
733 Greencrest Dr
Westerville OH 43081-4903

Banc One Securities Corp FBO  Intermediate Bond Fund   55.34%         Beneficial
The One Investment Solution   Class C
733 Greencrest Dr
Westerville OH 43081-4903

Strafe & Co                   Intermediate Bond Fund   91.33%           Record
Attn Mutual Funds 0393        Class I
100 E Broad Street
Columbus OH 43215-3607

Strafe & Co.                  Treasury & Agency Fund   99.87%           Record
Attn: Mutual Funds 0393       Class I
100 E. Broad Street
Columbus, OH  43215-3607

                                DIVIDEND POLICIES

DIVIDENDS

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. To maintain a relatively even rate of distributions from the Treasury & Agency Fund, the monthly distributions for that Fund may be fixed from time to time at rates consistent with Banc One Investment Advisors' long-term earnings expectations.


Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.


The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

DIVIDEND REINVESTMENT

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


SPECIAL DIVIDEND RULES FOR CLASS B SHARES

Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")


TAX TREATMENT OF THE FUNDS


TAX STATUS OF THE FUND

Each Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no federal income tax on the earnings they distribute to shareholders.

TAX TREATMENT OF SHAREHOLDERS


TAXATION OF SHAREHOLDER TRANSACTIONS


A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.


TAXATION OF ZERO-COUPON SECURITIES

Some of the Funds may acquire certain securities issued with original issue discount (including zero-coupon securities). Current Federal tax requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As an investment company, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors or the Sub-Adviser will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.


TAXATION OF DISTRIBUTIONS


Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and dividends from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.


Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

TAXATION OF RETIREMENT PLANS

Distributions by the Funds to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received the shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

                              SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

         REPORTING


         In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.



                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE FUNDS


Each Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Each Fund described in this prospectus is diversified. Seven of the Funds are described in this prospectus; the other Funds are described in separate prospectuses. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES

The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.

THE ADVISOR


Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.

For the fiscal year ended June 30, 1998, the Funds paid investment advisory fees at the following rates:

                                                                  ANNUAL RATE
                                                                 AS PERCENTAGE
                                                               OF AVERAGE DAILY
         FUND NAME                                                NET ASSETS
         ---------                                                ----------

         The One Group(R) Intermediate Bond Fund                     .33%
         The One Group(R) Income Bond Fund                           .40%
         The One Group(R) Government Bond Fund                       .43%
         The One Group(R) Ultra Short-Term Income Fund               .21%
         The One Group(R) Limited Volatility Bond Fund               .31%
         The One Group(R) Treasury & Agency Fund                     .20%

THE SUB-ADVISOR

Banc One High Yield Partners, LLC makes the day-to-day investment decisions for the High Yield Bond Fund and administers the Fund's investment program, subject to supervision by Banc One Investment Advisors and the Trustees. Banc One High Yield Partners, LLC was formed in May, 1998 to provide investment advice related to high yield, high risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partner, LLC is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. Banc One High Yield Partners is entitled to a fee for its services. The fee, which is equal to .70% of the Fund's average daily net assets, is calculated daily and paid monthly. Banc One Investment Advisors pays Banc One High Yield Partner's fee. Banc One High Yield Partners has agreed to waive part of its fee. The fee waiver is voluntary and may be terminated at any time.



BANC ONE HIGH YIELD PARTNERS, LLC -- PRIOR PERFORMANCE OF PACHOLDER ASSOCIATES, INC.

         Banc One Partners, the Sub-Advisor of the High Yield Bond Fund, was formed as a limited liability company under an agreement between Banc One Investment Advisors and Pacholder Associates, Inc. ("Pacholder") Under the Agreement, Pacholder is responsible for providing portfolio management services on behalf of Banc One Partners for the High Yield Bond Fund. Pacholder is also responsible for advising the Pacholder Fund, Inc., a closed-end fund (the "Pacholder Fund") through a limited liability company known as Pacholder & Company, LLC.(1)

         The following table shows historical performance of the Pacholder Fund, a fund with substantially similar investment objectives, policies, strategies and risks to the High Yield Bond Fund as measured against a specified market index. This information is provided to show the past performance of Pacholder in managing a substantially similar fund. THIS INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE HIGH YIELD BOND FUND. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE HIGH YIELD BOND FUND OR THE PACHOLDER FUND.


         WITH THE EXCEPTION OF 1995, THE EXPENSE RATIO OF THE PACHOLDER FUND HAS BEEN HIGHER THAN THE PROJECTED EXPENSE RATIO OF HIGH YIELD BOND FUND. THE EXPENSE RATIO HAS AN IMPACT ON THE TOTAL RETURN THAT SHAREHOLDERS IN THE FUND WOULD REALIZE. UNLIKE THE HIGH YIELD BOND FUND, THE PACHOLDER FUND PAYS A PERFORMANCE BASED INVESTMENT ADVISORY FEE. WITH THE EXCEPTION OF INVESTMENT ADVISORY FEES PAID IN 1991 AND 1995, THE PACHOLDER FUND'S INVESTMENT ADVISORY FEES HAVE BEEN HIGHER THAN THE CONTRACTUAL ADVISORY FEES OF THE HIGH YIELD BOND FUND.

         UNLIKE THE HIGH YIELD BOND FUND, THE PACHOLDER FUND IS A CLOSED-END FUND THAT HAS ISSUED BOTH COMMON AND PREFERRED STOCK. HOLDERS OF PREFERRED STOCK IN THE PACHOLDER FUND ARE ENTITLED TO FIXED RATE DISTRIBUTIONS. THE FIRST COLUMN SHOWS THE NAV RETURN REALIZED BY HOLDERS OF COMMON SHARES IN THE PACHOLDER FUND AFTER DISTRIBUTIONS WERE MADE TO PREFERRED SHAREHOLDERS. THE SECOND COLUMN SHOWS THE NAV RETURN THAT WOULD HAVE BEEN REALIZED IF PREFERRED SHARES HAD NOT BEEN ISSUED. THE THIRD COLUMN COMPARES THE PERFORMANCE OF THE PACHOLDER FUND TO A SPECIFIED MARKET INDEX.




                                     PACHOLDER FUND HISTORICAL PERFORMANCE(2)

                                                              Total Return Assuming
                               Common Shareholders'            common stock is not             CS First Boston
                                  Return Based on           leveraged through issuance            High Yield
                                       NAV(3)                  of preferred stock(4)                Index
1/1/98-6/30/98                          4.83%                         4.59%                           4.31%

1997                                   15.44%                        12.00%                          12.63%

1996                                   20.40%                        16.63%                          12.42%

1995                                   10.68%                        10.41%                          17.38%

1994                                    0.72%                         2.21%                          -0.97%

1993                                   20.27%                        18.40%                          18.91%

1992                                   18.78%                        19.38%                          16.66%

1991                                   36.71%                        36.72%(3)(5)                    43.75%

1990                                   -0.87%                        -0.87%(3)(5)                    -6.38%

1989(6)                                 NA                            NA

1 YR     Annualized Return             11.80%                        10.67%                          10.98%

3 YR     Annualized Return             13.67%                        11.61%                          11.86%

5 YR     Annualized Return             11.59%                        10.35%                          10.44%

Since 1990(6)                          14.43%                        13.59%                          13.19%





1. Prior to August 21, 1998, Pacholder was responsible for advising the Pacholder Fund through a partnership known as Pacholder & Company.


2. Performance information is provided net of Fund expenses. Total return reflects changes in net asset value and reinvestment of dividends and distributions.

3. Return to holders of common shares of the Pacholder Fund after distribution of dividends to preferred shareholders. Performance was derived using the method for calculating the total return of a closed-end fund as required by SEC Form N-2. The returns were audited by the Pacholder Fund's independent auditor in conjunction with the audit of the Pacholder Fund.


4. Adjusts total return to show what shareholders would have received if the Pacholder Fund's common stock was not leveraged through the issuance of preferred stock. Assumes no distribution of dividends to preferred shareholders and that all shareholders in the Pacholder Fund hold common stock. The net investment performance has been computed in accordance with the Performance Presentation Standards established by the Association for Investment Management and Research ("AIMR-PPS"), but has not been verified by an entity independent of Banc One Investment Advisors and Pacholder. The net investment performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions.


5. No preferred stock was issued prior to April 6, 1992.

6. The Pacholder Fund commenced operation on November 23, 1988. However, the Pacholder Fund was not managed with substantially similar investment objectives to the High Yield Bond Fund in 1988 and 1989.


THE DISTRIBUTOR

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory reporting and compliances. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of each Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some Funds are not included in the calculations.

Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent if appropriate, handles shareholder recordkeeping and statements, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Funds' securities lending activities under an agreement with State Street Bank and Trust Company, Bank One Trust Company, N.A. is paid a fee paid by the Funds for this service.


YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


         FUND NAME                                                   FUND CODE

         The One Group(R) Intermediate Bond Fund                         1
         The One Group(R) Income Bond Fund                               2
         The One Group(R) Government Bond Fund                           3
         The One Group(R) Ultra Short-Term Income Fund                   4
         The One Group(R) Limited Volatility Bond Fund                   5
         The One Group(R) Treasury & Agency Fund                         6
         The One Group(R) High Yield Bond Fund                           7





INSTRUMENT                                                                             FUND CODE            RISK TYPE
---------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and                               1-7              Market
CUBES.

Treasury Receipts: TRS, TIGRs, and CATS.                                                  1-7              Market

U.S. Government Agency Securities: Securities issued by agencies                          1-7              Market
and instrumentalities of the U.S. Government. These include                                                Credit
Ginnie Mae, Fannie Mae, and Freddie Mac.

Certificates of Deposit: Negotiable instruments with a stated                        1, 2, 4, 5, 7         Credit
maturity.                                                                                                  Market
                                                                                                          Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in                           1, 2, 4, 5, 7         Market
exchange for the deposit of funds.                                                                        Liquidity
                                                                                                           Credit

Repurchase Agreements: The purchase of a security and the                                 1-7              Credit
simultaneous commitment to return the security to the seller at                                            Market
an agreed upon price on an agreed upon date. This is treated as                                           Liquidity
a loan.

INSTRUMENT                                                                             FUND CODE          RISK TYPE
-------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreement: The sale of a security and the                              1-7              Market
simultaneous commitment to buy the security back at an agreed                                             Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Fund.

Securities Lending: The lending of up to 33 1/3 % of the Fund's                           1-7              Credit
total assets. In return the Fund will receive cash, other securities,                                      Market
and/or letters of credit as collateral.                                                                   Leverage

When-Issued Securities and Forward Commitments: Purchase or                             1-5, 7             Market
contract to purchase securities at a fixed price for delivery at                                          Leverage
a future date.                                                                                            Liquidity

Investment Company Securities: Shares of other mutual funds,                           1, 2, 4-7           Market
including money market funds of The One Group and shares of
other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. The Treasury & Agency Fund will only purchase shares of investment companies which invest exclusively in U.S.
Treasury and other U.S. Agency obligations. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

Convertible Securities: Bonds or preferred stock that convert to                      1, 2, 4, 7           Market
common stock.                                                                                              Credit

Call and Put Options: A call option gives the buyer the right to                        1-4, 7           Management
buy, and obligates the seller of the option to sell, a security                                           Liquidity
at a specified price. A put option gives the buyer the right to                                            Credit
sell, and obligates the seller of the option to buy, a security                                            Market
at a specified price. The Funds will sell covered call and                                                Leverage
secured put options.

Futures and Related Options: A contract providing for the future                       1-4, 5, 7         Management
sale and purchase of a specified amount of a specified security,                                           Market
class of securities, or an index at a specified time in the                                                Credit
future and at a specified price.                                                                          Liquidity
                                                                                                          Leverage

Real Estate Investment Trusts ("REITs"): Pooled investment                               2, 7             Liquidity
vehicles which invest primarily in income producing real estate                                          Management
or real estate related loans or interest.                                                                  Market
                                                                                                         Pre-payment
                                                                                                             Tax
                                                                                                         Regulatory

Bankers' Acceptances: Bills of exchange or time drafts drawn on                      1, 2, 4, 5, 7         Credit
and accepted by a commercial bank. Maturities are generally six                                           Liquidity
months or less.                                                                                            Market

INSTRUMENT                                                                             FUND CODE          RISK TYPE
-------------------------------------------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term promissory                        1, 2, 4, 5, 7         Credit
notes issued by corporations and other entities. Maturities                                               Liquidity
generally vary from a few days to nine months.                                                             Market

Foreign Securities: Debt issued by foreign governments, foreign                      1, 2, 4, 5, 7         Market
corporations, domestic subsidiaries of foreign corporations, and                                          Political
foreign banks, as well as commercial paper of foreign issuers                                             Liquidity
and obligations of foreign banks and overseas branches of U.S. Foreign                                   Investment
banks and of foreign issuers and supranational entities. The High Yield Bond
Fund also may purchase equity securities issued by the entities listed above.

Restricted Securities: Securities not registered under the                           1, 2, 4, 5, 7        Liquidity
Securities Act of 1933, such as privately placed commercial paper                                          Market
and Rule 144A securities.

Variable and Floating Rate Instruments: Obligations with                                  1-7              Market
interest rates which are reset daily, weekly, quarterly or some                                            Credit
other period and which may be payable to the Fund on demand. The                                          Liquidity
Treasury & Agency Fund will invest in these securities only if they are issued by the U.S. Treasury or another U.S. Government
Agency.

Warrants: Securities, typically issued with preferred stock or                            2, 7             Market
bonds that give the holder the right to buy a proportionate                                                Credit
amount of common stock at a specified price.

Preferred Stock: A class of stock that generally pays a dividend                     1, 2, 4, 5, 7         Market
at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

Mortgage-Backed Securities: Debt obligations secured by real                              1-7            Pre-payment
estate loans and pools of loans. These include collateralized                                              Market
mortgage obligations ("CMOs") and Real Estate Mortgage                                                     Credit
Investment Conduits ("REMICs").                                                                          Regulatory

Corporate Debt Securities: Corporate bonds and non-convertible                       1, 2, 4, 5, 7         Market
debt securities.                                                                                           Credit

Demand Features: Securities that are subject to puts and standby                     1, 2, 4, 5, 7         Market
commitments to purchase the securities at a fixed price (usually                                          Liquidity
with accrued interest) within a fixed period of time following                                           Management
demand by a Fund.

Asset-Backed Securities: Securities secured by company                               1, 2, 4, 5, 7       Pre-payment
receivables, home equity loans truck and auto loans, leases,                                               Market
credit card receivables and other securities backed by other                                               Credit
types of receivables or other assets.

INSTRUMENT                                                                             FUND CODE          RISK TYPE
-------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls: A transaction in which a Fund sells                                1-7           Pre-payment
securities for delivery in a current month and simultaneously                                              Market
contracts with the same party to repurchase similar but not                                              Regulatory
identical securities on a specified future date.

Adjustable Rate Mortgage Loans ("ARMs"): Loans in a mortgage                              1-7            Pre-payment
pool which provide for a fixed initial mortgage interest rate                                              Market
for a specified period of time, after which the rate may be                                                Credit
subject to periodic adjustments. The Treasury & Agency Fund will                                         Regulatory
only buy Government ARMs.

Swaps, Caps And Floors: A Fund may enter into these transactions                       1-4, 5, 7         Management
to manage its exposure to changing interest rates and other                                                Credit
factors. Swaps involve an exchange of obligations by two                                                  Liquidity
parties. Caps and floors entitle a purchaser to a principal                                                Market
amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.

New Financial Products: New options and futures contracts and                           1-4, 7           Management
other financial products continue to be developed and the Fund                                             Credit
may invest in such options, contracts and products.                                                        Market
                                                                                                          Liquidity

Structured Instruments: Debt securities issued by agencies and                            1-7              Market
instrumentalities of the U.S. government, banks, municipalities,                                          Liquidity
corporations and other businesses whose interest and/or                                                  Management
principal payments are indexed to foreign currency exchange                                                Credit
rates, interest rates, or one or more other referenced indices.                                            Foreign
                                                                                                         Investment

Municipal Securities: Securities issued by a state or political                      1, 2, 4, 5, 7         Credit
subdivision to obtain funds for various public purposes.                                                  Political
Municipal securities include private activity bonds and                                                      Tax
industrial development bonds, as well as General Obligation                                                Market
Notes, Anticipation Notes, Bond Tax Anticipation Notes, Revenue Anticipation
Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.

Zero Coupon Debt Securities: Bonds and other debt that pay no                             1-7              Credit
interest, but are issued at a discount from their value at                                                 Market
maturity. When held to maturity, their entire return equals the                                          Zero Coupon
difference between their issue price and their maturity value.

Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities                            1-7              Credit
which convert on a specified date to interest bearing debt                                                 Market
securities.                                                                                              Zero Coupon

INSTRUMENT                                                                             FUND CODE          RISK TYPE
-------------------------------------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative multi-class                             1-4, 7           Pre-payment
mortgage securities which are usually structured with two                                                  Market
classes of shares that receive different proportions of the                                                Credit
interest and principal from a pool of mortgage assets. These                                             Regulatory
include IOs and POs. The Funds only invest in Stripped
Mortgage-Backed Securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

Inverse Floating Rate Instruments: Leveraged floating rate debt                         1-4, 7             Market
instruments with interest rates that reset in the opposite                                                Leverage
direction from the market rate of interest to which the inverse                                            Credit
floater is indexed.

Loan Participations and Assignments: Participations in, or                           1, 2, 4, 5, 7         Credit
assignments of all or a portion of loans to corporations or to                                            Political
governments, including governments of the less developed                                                  Liquidity
countries ("LDC's").                                                                                 Foreign Investment
                                                                                                           Market

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage                             1-7              Credit
loans or mortgage pools which bear simple interest at fixed                                              Pre-payment
annual rates and have original terms ranging from 5 to 40 years.                                         Regulatory
                                                                                                           Market

Short-Term Funding Agreements: Investments in short-term funding                     1, 2, 4, 5, 7         Credit
agreements issued by banks and highly rated U.S. insurance                                                Liquidity
companies such as Guaranteed Investment Contracts ("GIC's") and                                            Market
Bank Investment Contracts ("BIC's").

Common Stock: Shares of ownership of a company.                                            7               Market

                                INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risk than others.

o Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

o Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         o Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

         o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.
         Incomplete matching can result in unanticipated risks.

o Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

o Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.


o Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.


o Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

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o        Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

o Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.


o        Zero coupon risk. The risk associated with changes in interest rates.
         The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This risk is similar to Market Risk, which is described above.



                               INVESTMENT POLICIES

Each Fund's investment objective and the following investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. In addition to the fundamental policies mentioned earlier, the following fundamental policies apply to each Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.

Each Fund may not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of registered investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate their investment in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
         (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies are set forth in the Statement of Additional Information.



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TEMPORARY DEFENSIVE POSITION


For temporary defensive purposes as determined by Banc One Investment Advisors or the Sub-Advisor, the Funds may invest up to 100% of their assets in money market instruments, and may hold a portion of their assets in cash for liquidity purposes. While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.


PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year.


Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 1998 is shown on the Financial Highlights. The estimated portfolio turnover rate for the High Yield Bond Fund will not exceed 100%. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.



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                                    APPENDIX

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.


Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors or a Sub-Advisor determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.


                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Duff & Phelps Credit Rating Co. ("Duff")
----------------------------------------

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity facts and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5 Issuer failed to meet scheduled principal and/interest payments.

Standard & Poor's Corporation ("S&P")
-------------------------------------

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B                 Regarded as having significant speculative characteristics.
                  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


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C                 Currently vulnerable to nonpayment and is dependent upon
                  favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Fitch's IBCA Limited ("Fitch")
------------------------------

F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

F3 Adequate capacity for timely repayment, but more susceptible to adverse changes business, economic or financial conditions than for obligations in higher categories.


B Capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

C                 High risk of default or which are currently in default.


Moody's Investors Service ("Moody's")
-------------------------------------

Prime-1           Superior ability for repayment.

Prime-2           Strong ability for repayment.

Prime-3 Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Does not fall within any of the Prime rating categories.


                           DESCRIPTION OF BANK RATINGS
                           ---------------------------


Moody's
-------
These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

D These banks possess adequate financial strength, but may be limited by one or more of the following factors: a vulnerable or developing business franchise; weak financial fundamentals; or an unstable operating environment.


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



E These banks possess very weak intrinsic financial strength, require periodic outside support or suggest an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a business franchise of questionable value; financial fundamentals that are seriously deficient in one or more respects; or a highly unstable operating environment.


                       DESCRIPTION OF TAXABLE BOND RATINGS
                       -----------------------------------


S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB Less vulnerable to nonpayment than other speculative issues. However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       Currently highly vulnerable to nonpayment.

C Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's
-------
Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

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



Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

Fitch
-----

Investment Grade

AAA Highest rating category. The obligor's capacity for timely repayment of principal and interest is extremely strong.

AA       The obligor's capacity for timely repayment is very strong.

A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability for timely repayment is strong. However, adverse changes in business, economic, or financial conditions are more likely to affect the capacity for timely repayment than obligations in higher rated categories.

BBB The obligor's capacity for timely repayment of principal and interest is adequate. However, adverse changes in business, economic or financial conditions and circumstances, are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

Non-Investment Grade

BB Obligations for which capacity for timely repayment of principal and interest is uncertain. These obligations are speculative to some degree and capacity for repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

B The Obligor's capacity for timely repayment of principal and interest is uncertain. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions and these obligations are far more speculative than those in higher rated categories.

CC Obligations which are highly speculative or which have a high risk of default.


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




C        Obligations which are currently in default.


                        DESCRIPTION OF INSURANCE RATINGS

Moody's
-------
These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded int he future.

B Insurance companies rated in this company offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

S&P
---
An insurer rated 'BBB' or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA EXTREMELY STRONG financial security characteristics. 'AAA' is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA VERY STRONG financial security characteristics, differing only slightly from those rated higher.

A STRONG financial security characteristics, but Is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.


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



An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strength. 'BB' indicates the least degree of vulnerability within the range; 'CC' the highest.

BB MARGINAL financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B WEAK financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC VERY WEAK financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.


CC EXTREMELY WEAK financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated 'R' has experienced a REGULATORY ACTION regarding solvency. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR NOT RATED, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-)
Following ratings from 'AA' to 'CCC' show relative standing within the major rating categories.


                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's

MIG1 & VMIG1      Short-term municipal securities rated MIG1 or VMIG1
                  are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2      These Short-term municipal securities rated are of high
                  quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3      Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.


MIG4 & VMIG4      This denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is a specific risk.

SG This denotes speculative quality. Our instruments in this category each margins of protection.


S&P
---


An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

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



SP-3     Speculative capacity to pay principal and interest.


                     Description of Preferred Stock Ratings

Moody's
-------
aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P
---
S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


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BBB      Backed by an adequate capacity to pay the preferred stock obligations.
         Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

CCC Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC In arrears on dividends or sinking fund payments, but that is currently paying.

C        Nonpaying issue.

D        Nonpaying issue with the issuer in default on debt instruments.

N.R. No rating has been requested, insufficient information on which to base a rating, or Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-)

To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") ratings apply only to the unsecured commercial paper and other senior short-term and deposit obligations of entities to which the ratings have been assigned. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4    Non-investment grade and, therefore, speculative.


                      DESCRIPTION OF MUNICIPAL BOND RATINGS
            (INCLUDING FOREIGN, MORTGAGE AND ASSET-BACKED SECURITIES)

S&P

INVESTMENT GRADE

         AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

         AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

         A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

         BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

SPECULATIVE GRADE

         BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligations.

         B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

         CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

         CC       Currently highly vulnerable to non-payment.

         C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

         D        Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

INVESTMENT GRADE

         Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

         Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

         Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

         B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

         Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

         Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.


                             SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

         TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

         TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4    Non-investment grade and, therefore, speculative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Advisor and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211


Sub-Advisor
Banc One High Yield Partners, LLC
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211


Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219


Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528


Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005


Independent Accountants
PricewaterhouseCoopers, LLP
100 East Broad Street
Columbus, OH 43215

THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEB SITE (www.sec.gov) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP(R).

                     THE ONE GROUP(R) FAMILY OF MUTUAL FUNDS

                              MUNICIPAL BOND FUNDS

                               COMBINED PROSPECTUS


                                 OCTOBER   , 1998



                THE ONE GROUP(R) INTERMEDIATE TAX-FREE BOND FUND
                     THE ONE GROUP(R) MUNICIPAL INCOME FUND
                  THE ONE GROUP(R) ARIZONA MUNICIPAL BOND FUND
               THE ONE GROUP(R) WEST VIRGINIA MUNICIPAL BOND FUND
                 THE ONE GROUP(R) LOUISIANA MUNICIPAL BOND FUND
                    THE ONE GROUP(R) OHIO MUNICIPAL BOND FUND
                  THE ONE GROUP(R) KENTUCKY MUNICIPAL BOND FUND


This prospectus describes seven mutual funds that attempt to produce income exempt from Federal and/or state income tax. The information in the prospectus is important. Please read it carefully before you invest, and save it for future reference.

         PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                         PAGE
                                                                         ----

A BRIEF PREVIEW OF THE FUNDS                                               1
ABOUT THE FUNDS                                                            3
    The One Group(R) Intermediate Tax-Free Bond Fund                       3
    The One Group(R) Municipal Income Fund                                 9
    The One Group(R) Arizona Municipal Bond Fund                          15
    The One Group(R) West Virginia Municipal Bond Fund                    21
    The One Group(R) Louisiana Municipal Bond Fund                        27
    The One Group(R) Ohio Municipal Bond Fund                             33
    The One Group(R) Kentucky Municipal Bond Fund                         39

MORE ABOUT THE FUNDS                                                      45

HOW TO DO BUSINESS WITH THE ONE GROUP                                     47
    Purchasing Fund Shares                                                47
    Sales Charges                                                         50
    Sales Charge Reductions and Waivers                                   51
    Exchanging Fund Shares                                                54
    Redeeming Fund Shares                                                 55

SHAREHOLDER INFORMATION                                                   58
    Voting Rights                                                         58
    Dividend Policies                                                     59
    Tax Treatment of the Funds                                            60
    Tax Treatment of Shareholders                                         60
    Shareholder Inquiries                                                 61

ORGANIZATION AND MANAGEMENT OF THE FUNDS                                  61
    The Funds                                                             61
    The Board of Trustees                                                 62
    The Advisor                                                           62
    The Distributor                                                       62
    The Administrator and Sub-Administrator                               62
    The Transfer Agent, Custodian and Sub-Custodian                       62

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES                64
    Investment Practices                                                  64
    Investment Risks                                                      66
    Investment Policies                                                   67

APPENDIX: DESCRIPTION OF RATINGS                                          70

                          A BRIEF PREVIEW OF THE FUNDS

WHAT ARE THE GOALS OF THE MUNICIPAL BOND FUNDS?

The Funds are designed to produce income exempt from Federal and/ or state income tax. Each Fund pursues a different investment objective and involves different risks. These Funds may not be appropriate for Individual Retirement Accounts, Qualified Plans, and other Retirement Plans that receive favorable tax treatment. Please read about each Fund before investing.

WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?


The Intermediate Tax-Free Bond Fund, and the Municipal Income Fund invest in debt securities issued by or on behalf of states, territories, and possessions of the United States and their agencies that produce interest that is exempt from Federal income tax. The Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Kentucky Municipal Bond Fund, and the Ohio Municipal Bond Fund invest in debt securities of their respective states that produce interest that is exempt from Federal income tax and the personal income tax of each Fund's respective state.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


The Funds invest in fixed-income investments that are subject to market fluctuations as a result of changes in interest rates. As a result, the value of investments in the Funds may decrease during periods of rising interest rates and increase during periods of declining interest rates. In addition, some of the Funds invest in mortgage-related securities which may have greater price and yield volatility than traditional fixed-income securities. All of the Funds, except the Intermediate Tax- Free Bond Fund and the Municipal Income Fund, are non-diversified funds which expose investors to special risks, including risks associated with state specific investments. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Funds" and "Investment Risks."


WHAT CLASSES OF SHARES ARE AVAILABLE?


The Funds currently offer four classes of Shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. The section called "How To Do Business With The One Group" will provide more information.


HOW DO I PURCHASE AND REDEEM SHARES?

You may buy and redeem shares of the Funds on any day that the Funds are open for business. Class C shares are not available for purchase in all of the funds. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID?

Generally, dividends are declared on each business day and are distributed periodically on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS?

Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Funds. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

THE ONE GROUP(R) INTERMEDIATE TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

The Fund is a diversified fund that seeks current income exempt from Federal income taxes consistent with prudent investment management and the preservation of capital.

INVESTMENT STRATEGY

The Fund invests in bonds and notes of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax ("Municipal Securities"). The Fund's average weighted maturity normally will range between three and ten years.

PORTFOLIO SECURITIES

The Fund invests at least 80% of its net assets in Municipal Securities. As a matter of fundamental policy, the Fund invests at least 65% of its total assets in bonds. The Fund also may invest in mortgage-backed securities, restricted securities, and mortgage dollar rolls. The securities in which the Fund invests may have fixed rates of return or floating or variable rates. For a list of all securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund may invest in Municipal Securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Municipal Securities are also fixed income investments. The value of these securities will change in response to interest rate changes and other factors. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More About the Funds" and "Investment Risks."

TAX CONSIDERATIONS


Up to 20% of the Fund's assets may be invested in Municipal Securities, the interest on which may be subject to the Federal alternative minimum tax for individuals. Shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. In addition, corporate shareholders will be required to take the interest on Municipal Securities into account in determining their alternative minimum taxable income.


FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                        CLASS A           CLASS B      CLASS C       CLASS I
------------------------------------                       -------           -------      -------       -------
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                       4.50%            none          none        none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                                none(2)        5.00%         1.00%        none
Redemption Fees                                               none            none          none        none
Exchange Fees                                                 none            none          none        none
ANNUAL OPERATING EXPENSES(3) (as a
   percentage of average daily net assets)
Investment Advisory Fees (after fee
   waiver)(4)                                                 .42%            .42%          .42%        .42%
12b-1 Fees (after fee waiver)(5)                              .25%            .90%          .90%        none
Other Expenses                                                .24%            .24%          .24%        .24%
Total Fund Operating Expenses (after fee
  waivers)(6)                                                 .91%           1.56%         1.56%        .66%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)   Except for purchases of $1 million or more. Please see "Sales Charges."

(3)   Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .60% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.19 % for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares and .84% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.

                                   1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                   ------        -------        -------        --------
Class A                             $54            $73            $ 93           $152
Class A (without fee waivers)       $57            $81            $107           $183
Class B                             $66            $79            $105           $168
Class B (without fee waivers)       $69            $88            $120           $199

                                                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                          ------        -------        -------        --------

Class C                                                    $26            $49            $ 85            $186
Class C (without fee waivers)                              $29            $58            $100            $216
Class I                                                    $ 7            $21            $ 37            $ 82
Class I (without fee waiver)                               $ 9            $27            $ 47            $104


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                          ------        -------        -------        --------

Class A                                                    $54           $73            $ 93           $152
Class A (without fee waivers)                              $57           $81            $107           $183
Class B                                                    $16           $49            $ 85           $168
Class B (without fee waivers)                              $19           $58            $101           $199
Class C                                                    $16           $49            $ 85           $186
Class C (without fee waivers)                              $19           $58            $100           $216
Class I                                                    $ 7           $21            $ 37           $ 82
Class I (without fee waiver)                               $ 9           $27            $ 47           $104


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      THE ONE GROUP(R) INTERMEDIATE TAX-FREE BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                       YEARS ENDED JUNE 30,
                                                                       --------------------
         CLASS I               1998     1997      1996     1995        1994         1993     1992      1991(c)
         -------               ----     ----      ----     ----        ----         ----     ----      -------
NET ASSET VALUE, BEGINNING
       OF PERIOD                    $  10.67   $  10.64  $  10.49    $  11.15     $ 10.69   $ 10.28    $ 10.00
                                    --------   --------  --------    --------     -------   -------    -------
Investment Activities:
       Net investment income            0.54       0.52      0.54        0.52        0.53      0.55       0.49
       Net realized and
         unrealized gains
       (losses) from investments        0.27       0.04      0.15       (0.52)       0.49      0.42       0.27
                                     --------  --------  --------    --------     -------   -------    -------
Total from Investment Activities        0.81       0.56      0.69        0.00        1.02      0.97       0.76
                                    --------   --------  --------    --------     -------   -------    -------
Distributions:
       Net investment income           (0.54)     (0.51)    (0.54)      (0.53)      (0.52)    (0.55)     (0.48)
In excess of net investment
         income                           --         --        --       (0.01)         --        --         --
       Net realized gains              (0.02)     (0.02)       --       (0.01)      (0.04)    (0.01)        --
In excess of net realized
       gains                              --         --        --       (0.11)         --        --         --
                                    --------   --------  --------    --------    --------  --------    -------
Total Distributions                    (0.56)     (0.53)    (0.54)      (0.66)      (0.56)    (0.56)     (0.48)
                                    --------   --------  --------    --------    --------  --------    -------
NET ASSET VALUE, END OF
       PERIOD                       $  10.92   $  10.67  $  10.64    $  10.49    $  11.15  $  10.69    $ 10.28
                                    --------   --------  --------    --------    --------  --------    -------
Total Return                            7.76%      5.39%     6.75%      (0.11)%      9.79%     9.54%      9.49%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
       period (000)                 $451,089   $217,201  $211,229    $182,611    $166,489  $142,672    $82,192
Ratio of expenses to
       average net assets               0.58%      0.54%     0.53%       0.48%       0.54%     0.55%      0.30%(b)
Ratio of net investment
       income to average net
       assets                           5.05%      4.87%     5.17%       4.78%       4.93%     5.28%      6.04%(b)
Ratio of expenses to
       average net assets*              0.81%      0.87%     0.88%       0.84%       0.94%     1.07%      0.90%(b)
Ratio of net investment
       income to average net
       assets*                          4.82%      4.54%     4.82%       4.42%       4.53%     4.77%      5.44%(b)
Portfolio turnover(a)                  86.89%    111.58%   199.76%     105.98%      31.99%    11.50%     35.15%



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized.
     (c) The Class I commenced operations on September 4, 1990.

                                                                   YEARS ENDED JUNE 30,
                                                                   --------------------
             CLASS A                        1998       1997       1996       1995       1994      1993      1992(c)
             -------                        ----       ----       ----       ----       ----      ----      -------
NET ASSET VALUE,
  BEGINNING OF PERIOD                               $ 10.67   $  10.63   $  10.48   $  11.14   $  10.69     $ 10.57
                                                    -------   --------   --------   --------   --------     -------
Investment Activities:
          Net investment income                        0.51       0.50       0.51       0.50       0.55        0.15
          Net realized and
          unrealized gains
          (losses) from investments                    0.26       0.05       0.15      (0.52)      0.44        0.18
                                                    -------   --------   --------   --------   --------     -------
Total from Investment
  Activities                                           0.77       0.55       0.66      (0.02)      0.99        0.33
                                                    -------   --------   --------   --------   --------     -------
Distributions:
          Net investment income                       (0.51)     (0.49)     (0.49)     (0.52)     (0.50)      (0.21)
          In excess of net
          investment income                              --         --      (0.02)     (0.01)        --          --
          Net realized gains                          (0.02)     (0.02)        --         --      (0.04)         --
In excess of net realized
          gains                                          --         --         --      (0.11)        --          --
                                                    -------    -------    -------    -------    -------     -------
Total Distributions                                   (0.53)     (0.51)     (0.51)     (0.64)     (0.54)      (0.21)
                                                    -------    -------    -------    -------    -------     -------
NET ASSET VALUE, END
          OF PERIOD                                 $ 10.91    $ 10.67    $ 10.63    $ 10.48    $ 11.14     $ 10.69
                                                    -------    -------    -------    -------    -------     -------
Total Return (Excludes
          Sales Charge)                                7.39%      5.28%      6.49%     (0.33)%     9.47%       8.68%(b)
RATIOS/SUPPLEMENTARY DATA:
          Net Assets at end of
          period (000)                              $ 8,457    $ 6,622    $ 5,614    $ 5,556    $ 5,480     $     5
          Ratio of expenses to
          average net assets                           0.83%      0.79%      0.78%      0.73%      0.71%       1.02%(b)
          Ratio of net investment
          income to average
          net assets                                   4.75%      4.62%      4.91%      4.57%      4.77%       4.91%(b)
          Ratio of expenses to
          average net assets*                          1.15%      1.22%      1.23%      1.19%      1.27%       1.32%(b)
          Ratio of net investment
          income to average
          net assets*                                  4.43%      4.19%      4.46%      4.11%      4.21%       4.61%(b)
          Portfolio turnover(a)                       86.89%    111.58%    199.76%    105.98%     31.99       11.50%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized. (c) Class A Shares commenced offering on February 18, 1992.

      THE ONE GROUP(R) INTERMEDIATE TAX-FREE BOND FUND FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED JUNE 30,
                                                                              -------------------
                 CLASS B                                    1998       1997       1996       1995     1994(a)
                 -------                                    ----       ----       ----       ----     -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                                         $ 10.68    $ 10.65    $ 10.50    $ 11.18
                                                                    -------    -------    -------    -------
Investment Activities:
  Net investment income                                                0.45       0.43       0.46       0.17
  Net realized and unrealized
    gains (losses) from
    investments                                                        0.27       0.04       0.14      (0.67)
                                                                    -------    -------    -------    -------
Total from Investment Activities                                       0.72       0.47       0.60      (0.50)
                                                                    -------    -------    -------    -------
Distributions:
  Net investment income                                               (0.45)     (0.42)     (0.45)     (0.17)
  Net realized gains                                                  (0.02)     (0.02)        --         --
  In excess of net realized gains                                        --         --         --      (0.01)
                                                                    -------    -------    -------    -------
  Total Distributions                                                 (0.47)     (0.44)     (0.45)     (0.18)
                                                                    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                                      $ 10.93    $ 10.68    $ 10.65    $ 10.50
                                                                    -------    -------    -------    -------
Total Return (Excludes
  Sales Charge)                                                        6.82%      4.48%      5.89%     (4.48)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
   (000)                                                            $ 3,307    $ 2,439    $ 1,116    $   549
  Ratio of expenses to average
    net assets                                                         1.47%      1.44%      1.43%      1.40%(c)
  Ratio of net investment
    income to average net assets                                       4.09%      3.97%      4.29%      4.08%(c)
  Ratio of expenses to average
    net assets*                                                        1.78%      1.87%      1.88%      1.85%(c)
  Ratio of net investment
    income to average net assets*                                      3.78%      3.54%      3.84%      3.63%(c)
  Portfolio turnover(d)                                               86.89%    111.58%    199.76%    105.98%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

The Fund is a diversified fund that seeks current income exempt from Federal income taxes.

INVESTMENT STRATEGY

The Fund invests in debt securities of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax ("Municipal Securities"). The Fund's average weighted maturity normally will range from five to fifteen years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes.

PORTFOLIO SECURITIES

The Fund invests at least 80% of its net assets in Municipal Securities. As a matter of fundamental policy, the Fund invests at least 65% of its total assets in bonds. As a matter of fundamental policy, the Fund will not invest more than 25% of its net assets (i) in securities within a single industry; or (ii) in securities of governmental units or issuers in the same state, territory, or possession. However, the Fund will, from time to time, invest more than 25% of its net assets in municipal housing authority obligations and single-family mortgage revenue bonds. The Fund also may invest in mortgage-backed securities, restricted securities, and mortgage dollar rolls. The securities in which the Fund invests may have fixed rates of return or floating or variable rates. For a list of all securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund may invest in Municipal Securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Municipal Securities are also fixed-income investments. The value of these securities will change in response to interest rates and other factors. In addition, the Fund invests in mortgage-related securities which may have greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More About the Funds" and "Investment Risks."

TAX CONSIDERATIONS


Up to 100% of the Fund's assets may be invested in Municipal Securities the interest on which may be subject to Federal alternative minimum tax for individuals. Shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. In addition, corporate shareholders will be required to take the interest on Municipal Securities into account in determining their alternative minimum taxable income.


FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                           CLASS A          CLASS B       CLASS C     CLASS I
------------------------------------                          -------          -------       -------     -------
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                          4.50%           none         none         none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                                   none(2)        5.00%        1.00%        none
Redemption Fees                                                  none           none         none         none
Exchange Fees                                                    none           none         none         none
ANNUAL OPERATING EXPENSES(as a
   percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
   waiver)(4)                                                    .35%           .35%         .35%         .35%
12b-1 Fees (after fee waiver)(5)                                 .25%           .90%         .90%         none
Other Expenses                                                   .27%           .27%         .27%         .27%
Total Fund Operating Expenses (after fee
   waivers)(6)                                                   .87%          1.52%        1.52%         .62%


(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.


(4) Without the fee waiver, Investment Advisory Fees would be .45% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.07% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares and .72% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                            ------       -------      -------     --------
Class A                                      $53          $72         $ 91          $147
Class A (without fee waivers)                $55          $78         $101          $170
Class B                                      $65          $78         $103          $164
Class B (without fee waivers)                $67          $84         $113          $186
Class C                                      $25          $48         $ 83          $181
Class C (without fee waivers)                $27          $54         $ 93          $203
Class I                                      $ 6          $20         $ 35          $ 77
Class I (without fee waiver)                 $ 7          $23         $ 40          $ 89


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                           1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                                           ------     -------     -------      --------
Class A                                                     $53        $72         $ 91          $147
Class A (without fee waivers)                               $55        $78         $101          $170
Class B                                                     $15        $48         $ 83          $164
Class B (without fee waivers)                               $17        $54         $ 93          $186
Class C                                                     $15        $48         $ 83          $181
Class C (without fee waivers)                               $17        $54         $ 93          $203
Class I                                                     $ 6        $20         $ 35          $ 77
Class I (without fee waiver)                                $ 7        $23         $ 40          $ 89


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

           THE ONE GROUP(R) MUNICIPAL INCOME FUND FINANCIAL HIGHLIGHTS

The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                           YEARS ENDED JUNE 30,
                                                                           --------------------
             CLASS I                                1998           1997       1996      1995       1994     1993(a)
             -------                                ----           ----       ----      ----       ----     -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                                    $   9.66   $   9.69   $   9.66   $  10.11    $ 10.00
                                                               --------   --------   --------   --------    -------
Investment Activities:
  Net investment income                                            0.53       0.56       0.57       0.56       0.19
  Net realized and unrealized
    gains (losses) from
    investments                                                    0.18      (0.03)      0.03      (0.42)      0.11
                                                               --------   --------   --------   --------    -------
Total from Investment Activities                                   0.71       0.53       0.60       0.14       0.30
                                                               --------   --------   --------   --------    -------
Distributions:
  Net investment income                                           (0.53)     (0.56)     (0.57)     (0.56)     (0.19)
  In excess of net realized gains                                    --         --         --      (0.03)        --
                                                               --------   --------   --------   --------    -------
Total Distributions                                               (0.53)     (0.56)     (0.57)     (0.59)     (0.19)
                                                               --------   --------   --------   --------    -------
NET ASSET VALUE, END OF PERIOD                                 $   9.84   $   9.66   $   9.69   $   9.66    $ 10.11
                                                               --------   --------   --------   --------    -------
Total Return                                                       7.49%      5.54%      6.46%      1.36%      5.18%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                            $408,577   $241,115   $185,916   $152,763    $40,777
Ratio of expenses to average
  net assets                                                       0.57%      0.56%      0.56%      0.54%      0.54%(b)
Ratio of net investment income
  to average net assets                                            5.38%      5.70%      6.02%      5.61%      5.66%(b)
Ratio of expenses to average
  net assets*                                                      0.68%      0.76%      0.74%      0.71%      1.01%(b)

Ratio of net investment income
  to average net assets*                                           5.27%      5.50%      5.84%      5.44%      5.19%(b)
Portfolio turnover(c)                                             62.83%     83.17%     66.02%    101.48%     66.12%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) The Fund commenced operations on February 9, 1993. (b) Annualized. (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                        YEARS ENDED JUNE 30,
                                                                        --------------------
            CLASS A                                  1998       1997       1996     1995       1994         1993(a)
            -------                                  ----       ----       ----     ----       ----         -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                                   $  9.69    $  9.72   $  9.67   $  10.12       $ 10.06
                                                              -------    -------   -------   --------       -------
Investment Activities:
      Net investment income                                      0.51       0.55      0.55       0.55          0.19
      Net realized and
      unrealized
      gains (losses) from
      investments                                                0.18      (0.04)     0.05      (0.43)         0.05
                                                              -------    -------   -------   --------       -------
Total from Investment
      Activities                                                 0.69       0.51      0.60       0.12          0.24
                                                              -------    -------   -------   --------       -------
Distributions:
      Net investment income                                     (0.51)     (0.54)    (0.55)     (0.54)        (0.18)
      In excess of net realized
      gains                                                        --         --        --      (0.03)           --
                                                              -------    -------   -------   --------       -------
Total Distributions                                             (0.51)     (0.54)    (0.55)     (0.57)        (0.18)
                                                              -------    -------   -------   --------       -------
NET ASSET VALUE, END OF
      PERIOD                                                  $  9.87    $  9.69   $  9.72   $   9.67       $ 10.12
                                                              -------    -------   -------   --------       -------
Total Return (Excludes
      Sales Charge)                                              7.24%      5.35%     6.21%      1.34%         6.86%
RATIOS/SUPPLEMENTARY DATA:
      Net Assets at end of
      period (000)                                            $41,829    $25,787   $11,462    $10,725       $ 4,106
      Ratio of expenses to
      average net assets                                         0.82%      0.81%     0.81%      0.79%         0.80%(b)
      Ratio of net investment
      income to average
      net assets                                                 5.13%      5.45%     5.76%      5.44%         5.71%(b)
      Ratio of expenses to
      average net assets*                                        1.03%      1.11%     1.09%      1.06%         1.36%(b)
      Ratio of net investment
      income to average
      net assets*                                                4.92%      5.15%     5.48%      5.17%         5.15%(b)
      Portfolio turnover(c)                                     62.83%     83.17%    66.02%    101.48%        66.12%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Class A Shares commenced offering on February 23, 1993. (b) Annualized.
     (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

           THE ONE GROUP(R) MUNICIPAL INCOME FUND FINANCIAL HIGHLIGHTS

                                                                       YEARS ENDED JUNE 30,
                                                                       --------------------
              CLASS B                                              1998     1997         1996        1995      1994(a)
              -------                                              ----     ----         ----        ----      -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                                                $  9.66      $  9.69     $ 9.62    $ 10.10
                                                                           -------      -------     ------    -------
Investment Activities:
         Net investment income                                                0.44         0.47       0.49       0.24
         Net realized and unrealized
         gains (losses) from
         investments                                                          0.18        (0.03)      0.07      (0.48)
                                                                           -------      -------     ------    -------
Total from Investment
  Activities                                                                  0.62         0.44       0.56      (0.24)
                                                                           -------      -------     ------    -------
Distributions:
         Net investment income                                               (0.44)       (0.47)     (0.49)     (0.24)
                                                                           -------      -------     ------    -------
Total Distributions                                                          (0.44)       (0.47)     (0.49)     (0.24)
                                                                           -------      -------     ------    -------
NET ASSET VALUE, END
  OF PERIOD                                                                $  9.84      $  9.66     $ 9.69    $  9.62
                                                                           -------      -------     ------    -------
Total Return (Excludes
         Sales Charge)                                                        6.55%        4.65%      5.58%    (1.98)%(b)
RATIOS/SUPPLEMENTARY DATA:
         Net Assets at end of
         period (000)                                                      $36,258      $23,204     $8,326      $4,855
         Ratio of expenses to
         average net assets                                                   1.47%        1.46%      1.46%      1.41%(c)
Ratio of net investment income
         to average net assets                                                4.48%        4.80%      5.14%      4.95%(c)
Ratio of expenses to
  average net assets*                                                         1.67%        1.76%      1.74%      1.62%(c)
Ratio of net investment
  income to average
         net assets*                                                          4.28%        4.50%      4.86%      4.74%(c)
Portfolio turnover(d)                                                        62.83%       83.17%     66.02%    101.48%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


CLASS C

THE ONE GROUP(R) ARIZONA MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund is a non-diversified fund that seeks current income exempt from Federal income tax and Arizona personal income tax, consistent with the preservation of principal.

INVESTMENT STRATEGY

The Fund invests in debt securities issued by or on behalf of Arizona and its respective authorities, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of issuer's counsel, is exempt from Federal income tax and Arizona personal income tax ("Arizona Municipal Securities"). The Fund's average weighted maturity normally will be between five and twenty years, although the Fund may invest in securities of any maturity.

PORTFOLIO SECURITIES

The Fund invests at least 80% of its total assets in Arizona Municipal Securities. This is a fundamental policy. The Fund also may invest up to 20% of its total assets in bonds and notes of states (other than Arizona) as well as of territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from Federal income tax ("Municipal Securities"). The securities in which the Fund invests may have fixed rates of return or floating or variable rates. For a list of all securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in Arizona Municipal Securities, which may be impacted by economic and political developments in Arizona. The Arizona Municipal Securities also include fixed-income investments. The value of these securities will change in response to interest rate changes and other factors. Before you invest, please read "More About the Funds" and "Investment Risks."

TAX CONSIDERATIONS


Up to 100% of the Fund's assets may be invested in Arizona Municipal Securities and Municipal Securities the interest on which may be subject to Federal alternative minimum tax for individuals. Shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. In addition, corporate shareholders will be required to take the interest on Municipal Securities and Arizona Municipal Securities into account in determining their alternative minimum taxable income.


FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES





SHAREHOLDER TRANSACTION EXPENSES                                        CLASS A      CLASS B      CLASS C       CLASS I
--------------------------------                                        -------      -------      -------       -------
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                                 4.50%         none          none         none
Maximum Contingent Deferred Sales Charge
    (as a percentage of original purchase
    price or redemption proceeds, as
    applicable)                                                          none(2)      5.00%         1.00%        none
Redemption Fees                                                          none         none          none         none
Exchange Fees                                                            none         none          none         none
ANNUAL OPERATING EXPENSES (as a
    percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
    waiver)(4)                                                           .40%         .40%          .40%         .40%
12b-1 Fees (after fee waiver)(5)                                         .25%         .90%          .90%         none
Other Expenses                                                           .32%         .32%          .32%         .32%
Total Fund Operating Expenses (after fee
    waivers)(6)                                                          .97%        1.62%         1.62%         .72%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .45% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.

(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.12% for Class A shares, 1.77% for Class B shares, 1.77% for Class C shares and .77% for Class I shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.

                                                               1 YEAR         3 YEARS        5 YEARS      10 YEARS
                                                               ------         -------        -------      --------

Class A                                                         $54            $75             $ 96         $159
Class A (without fee waivers)                                   $56            $79             $104         $175
Class B                                                         $66            $81             $108         $175
Class B (without fee waivers)                                   $68            $86             $116         $191
Class C                                                         $26            $51             $ 88         $192
Class C (without fee waivers)                                   $28            $56             $ 96         $208
Class I                                                         $ 7            $23             $ 40         $ 89
Class I (without fee waiver)                                    $ 8            $25             $ 43         $ 95


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                                 1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                                 ------       -------        -------      --------

Class A                                                          $54           $75            $ 96          $159
Class A (without fee waivers)                                    $56           $79            $104          $175
Class B                                                          $16           $51            $ 88          $175
Class B (without fee waivers)                                    $18           $56            $ 96          $191
Class C                                                          $16           $51            $ 88          $192
Class C (without fee waivers)                                    $18           $56            $ 96          $208
Class I                                                          $ 7           $23            $ 40          $ 89
Class I (without fee waiver)                                     $ 8           $25            $ 43          $ 95


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

        THE ONE GROUP(R) ARIZONA MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                                   JAN. 20, 1997
                                                               YEAR ENDED            THROUGH
               CLASS I                                       JUNE 30, 1998       JUNE 30, 1997(a)
               -------                                       -------------       ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $  10.00
                                                                                     --------
Investment Activities:
   Net investment income                                                                 0.23
   Net realized and unrealized gains from investments                                    0.06
Total from Investment Activities                                                         0.29
Distributions:
   Net investment income                                                                (0.23)
                                                                                     --------
Total Distributions                                                                     (0.23)
                                                                                     --------
NET ASSET VALUE, END OF PERIOD                                                       $  10.06
                                                                                     --------
Total Return                                                                             2.90%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                 $255,755
   Ratio of expenses to average net assets                                               0.59%(c)
   Ratio of net investment income to average net assets                                  5.09%(c)
   Ratio of expenses to average net assets*                                              0.66%(c)
Ratio of net investment income to average net assets*                                    5.02%(c)
Portfolio turnover(d)                                                                    5.66%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                                         JAN. 20, 1997
                                                                   YEAR ENDED                THROUGH
                   CLASS A                                        JUNE 30, 1998          JUNE 30, 1997(a)
                   -------                                        -------------          ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 10.00
                                                                                              -------
Investment Activities:
    Net investment income                                                                        0.15
    Net realized and unrealized gains (losses) from investments                                 (0.01)
                                                                                              -------
Total from Investment Activities                                                                 0.14
Distributions:
    Net investment income                                                                       (0.15)
    Total Distributions                                                                         (0.15)
NET ASSET VALUE, END OF PERIOD                                                                $  9.99
                                                                                              -------
Total Return (Excludes Sales Charge)                                                             1.40%(b)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)                                                         $ 1,500
    Ratio of expenses to average net assets                                                      0.85%(c)
    Ratio of net investment income to average net assets                                         4.90%(c)
    Ratio of expenses to average net assets*                                                     0.96%(c)
    Ratio of net investment income to average net assets*                                        4.79%(c)
Portfolio turnover(d)                                                                            5.66%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

        THE ONE GROUP(R) ARIZONA MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS


                                                                                                 JAN. 20, 1997
                                                                           YEAR ENDED               THROUGH
                   CLASS B                                                JUNE 30, 1998         JUNE 30, 1997(a)
                   -------                                                -------------         ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 10.00
                                                                                                     -------
Investment Activities:
Net realized and unrealized gains from investments                                                      0.09
                                                                                                     -------
Total from Investment Activities                                                                        0.09
                                                                                                     -------
NET ASSET VALUE, END OF PERIOD                                                                       $ 10.09
                                                                                                     -------
Total Return (Excludes Sales Charge)                                                                    0.90%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                                 $    --(c)
   Ratio of expenses to average net assets                                                                --(d)
   Ratio of net investment income to average net assets                                                   --(d)
Ratio of expenses to average net assets*                                                                  --(d)
Ratio of net investment income to average net assets*                                                     --(d)
Portfolio turnover(e)                                                                                   5.66%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from commencement of operations. (b) Not annualized. (c) Amount is less than $1,000. (d) Since net assets are less than $1,000, ratios have not been presented. (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) WEST VIRGINIA MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund is a non-diversified fund that seeks current income exempt from Federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

INVESTMENT STRATEGY

The Fund invests in debt securities issued by or on behalf of West Virginia and its respective authorities, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of issuer's counsel, is exempt from Federal income tax and West Virginia personal income tax ("West Virginia Municipal Securities"). Generally, the Fund's average weighted maturity will be between five and twenty years, although the Fund may invest in securities of any maturity.

PORTFOLIO SECURITIES

The Fund invests at least 80% of its total assets in West Virginia Municipal Securities. This is a fundamental policy. The Fund also may invest up to 20% of its total assets in bonds and notes of states (other than West Virginia) as well as of territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from Federal income tax ("Municipal Securities"). The securities in which the Fund invests may have fixed rates of return or floating or variable rates. For a list of all securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in West Virginia Municipal Securities, which may be impacted by economic and political developments in West Virginia. The West Virginia Municipal Securities also include fixed-income investments. The value of these securities will change in response to interest rate changes and other factors. Before you invest, please read "More About the Funds" and "Investment Risks."

TAX CONSIDERATIONS

Up to 100% of the Fund's assets may be invested in West Virginia Municipal Securities and Municipal Securities the interest on which may be subject to Federal alternative minimum tax for individuals. Shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. In addition, corporate shareholders will be required to take the interest on Municipal Securities and West Virginia Municipal Securities into account in determining their alternative minimum taxable income.

FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                      CLASS A         CLASS B       CLASS C        CLASS I
------------------------------------                     --------        -------       -------        -------
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                     4.50%          none           none           none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                             none(2)        5.00%          1.00%          none
Redemption Fees                                            none           none           none           none
Exchange Fees                                              none           none           none           none
ANNUAL OPERATING EXPENSES) (as a
   percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
   waiver)(4)                                              .40%           .40%           .40%           .40%
12b-1 Fees (after fee waiver)(5)                           .25%           .90%           .90%           none
Other Expenses                                             .32%           .32%           .32%           .32%
Total Fund Operating Expenses (after fee
   waivers)(6)                                             .97%          1.62%          1.62%           .72%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .45% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.

(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.12% for Class A shares, 1.77% for Class B shares, 1.77% for Class C shares and .77% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.

                                                 1 YEAR            3 YEARS          5 YEARS           10 YEARS
                                                 -------           -------          -------           --------

Class A                                           $54                $75              $ 96              $159
Class A (without fee waivers)                     $56                $79              $104              $175
Class B                                           $66                $81              $108              $175
Class B (without fee waivers)                     $68                $86              $116              $191
Class C                                           $26                $51              $ 88              $192
Class C (without fee waivers)                     $28                $56              $ 96              $208
Class I                                           $ 7                $23              $ 40              $ 89
Class I (without fee waiver)                      $ 8                $25              $ 43              $ 95


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                 1 YEAR          3 YEARS            5 YEARS           10 YEARS
                                                 -------         -------            -------           --------
Class A                                           $54              $75                $ 96              $159
Class A (without fee waivers)                     $56              $79                $104              $175
Class B                                           $16              $51                $ 88              $175
Class B (without fee waivers)                     $18              $56                $ 96              $191
Class C                                           $16              $51                $ 88              $192
Class C (without fee waivers)                     $18              $56                $ 96              $208
Class I                                           $ 7              $23                $ 40              $ 89
Class I (without fee waiver)                      $ 8              $25                $ 43              $ 95

Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE ONE GROUP(R) WEST VIRGINIA MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                                                   JAN. 20, 1997
                                                                           YEAR ENDED                 THROUGH
               CLASS I                                                   JUNE 30, 1998           JUNE 30, 1997(a)
               -------                                                   -------------           ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $ 10.00
                                                                                                      -------
Investment Activities:
      Net investment income                                                                              0.22
      Net realized and unrealized gains from investments                                                 0.06
Total from Investment Activities                                                                         0.28
Distributions:
      Net investment income                                                                             (0.22)
                                                                                                      -------
Total Distributions                                                                                     (0.22)
                                                                                                      -------
NET ASSET VALUE, END OF PERIOD                                                                        $ 10.06
                                                                                                      -------
Total Return                                                                                             2.84%(b)
RATIOS/SUPPLEMENTARY DATA:
      Net Assets at end of period (000)                                                               $96,270
      Ratio of expenses to average net assets                                                            0.59%(c)
      Ratio of net investment income to average net assets                                               5.04%(c)
      Ratio of expenses to average net assets*                                                           0.67%(c)
      Ratio of net investment income to average net assets*                                              4.96%(c)
      Portfolio turnover(d)                                                                              6.21%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.



                                                                                                  JAN. 20, 1997
                                                                             YEAR ENDED              THROUGH
                      CLASS A                                               JUNE 30, 1998        JUNE 30, 1997(a)
                      -------                                               -------------        ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $10.00
                                                                                                        ------
Investment Activities:
      Net investment income                                                                               0.16
      Net realized and unrealized gains from investments                                                  0.15
Total from Investment Activities                                                                          0.31
Distributions:
      Net investment income                                                                              (0.16)
                                                                                                        ------
Total Distributions                                                                                      (0.16)
                                                                                                        ------
NET ASSET VALUE, END OF PERIOD                                                                          $10.15
                                                                                                        ------
Total Return (Excludes Sales Charge)                                                                      3.08%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                                                       $  808
      Ratio of expenses to average net assets                                                             0.84%(c)
      Ratio of net investment income to average net assets                                                4.94%(c)
      Ratio of expenses to average net assets*                                                            0.97%(c)
      Ratio of net investment income to average net assets*                                               4.81%(c)
      Portfolio turnover(d)                                                                               6.21%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

     THE ONE GROUP(R) WEST VIRGINIA MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS



                                                                                                       JAN. 20, 1997
                                                                             YEAR ENDED                   THROUGH
                      CLASS B                                               JUNE 30, 1998             JUNE 30, 1997(a)
                      -------                                               -------------             ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                         $10.00
                                                                                                             ------
Investment Activities:
   Net investment income                                                                                       0.14
   Net realized and unrealized gains from investments                                                          0.12
Total from Investment Activities                                                                               0.26
Distributions:
   Net investment income                                                                                      (0.14)
                                                                                                             ------
Total Distributions                                                                                           (0.14)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD                                                                               $10.12
                                                                                                             ------
Total Return (Excludes Sales Charge)                                                                           2.64%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                                         $  614
   Ratio of expenses to average net assets                                                                     1.49%(c)
   Ratio of net investment income to average net assets                                                        4.08%(c)
   Ratio of expenses to average net assets*                                                                    1.62%(c)
   Ratio of net investment income to average net assets*                                                       3.95%(c)
   Portfolio turnover(d)                                                                                       6.21%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) LOUISIANA MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund is a non-diversified fund that seeks current income both consistent with the preservation of principal and exempt from Federal income tax and Louisiana income tax.

INVESTMENT STRATEGY

The Fund invests in investment grade municipal securities issued by or on behalf of Louisiana and its authorities, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of issuer's counsel, is exempt from both Federal income tax and Louisiana state income tax ("Louisiana Municipal Securities"). The Fund's average weighted maturity normally will be between five and twenty years, although the Fund may invest in securities of any maturity.

PORTFOLIO SECURITIES

The Fund invests at least 80% of its net assets in Louisiana Municipal Securities. This is a fundamental policy. The Fund also may hold up to 20% of its total assets in cash or invest in municipal securities of other states ("Municipal Securities"), short-term taxable investments including repurchase agreements, and U.S. Government Securities or other cash equivalents. The securities in which the Fund invests may have fixed rates of return or floating or variable rates. For a list of all securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in Louisiana Municipal Securities, which may be impacted by economic and political developments in Louisiana. The Louisiana Municipal Securities also include fixed-income investments. The value of these securities will change in response to interest rate changes and other factors. Before you invest, please read "More About the Funds" and "Investment Risks."

TAX CONSIDERATIONS


Up to 100% of the Fund's assets may be invested in Louisiana Municipal Securities and Municipal Securities the interest on which may be subject to Federal alternative minimum tax for individuals. Shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. In addition, corporate shareholders will be required to take the interest on Municipal Securities and Louisiana Municipal Securities into account in determining their alternative minimum taxable income.


FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                        CLASS A    CLASS B            CLASS C        CLASS I
------------------------------------                       --------   -------            -------        -------
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                      4.50%       none               none          none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                              none(2)     5.00%              1.00%         none
Redemption Fees                                             none        none               none          none
Exchange Fees                                               none        none               none          none
ANNUAL OPERATING EXPENSES) (as a
   percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
   waiver)(4)                                                .40%        .40%               .40%          .40%
12b-1 Fees (after fee waiver)(5)                             .25%        .90%               .90%          none
Other Expenses                                               .32%        .32%               .32%          .32%
Total Fund Operating Expenses (after fee
   waivers)(6)                                               .97%       1.62%              1.62%          .72%


(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.

(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .60% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.27% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares and .92% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.

                                                 1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                 -------           -------          -------          --------

Class A                                           $54                $75             $ 96              $159
Class A (without fee waivers)                     $57                $83             $112              $191
Class B                                           $66                $81             $108              $175
Class B (without fee waivers)                     $69                $90             $124              $207
Class C                                           $26                $51             $ 88              $192
Class C (without fee waivers)                     $29                $60             $104              $224
Class I                                           $ 7                $23             $ 40              $ 89
Class I (without fee waiver)                      $ 9                $29             $ 51              $113

Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                  1 YEAR            3 YEARS         5 YEARS           10 YEARS
                                                  -------           -------         -------           --------

Class A                                            $54               $75              $ 96              $159
Class A (without fee waivers)                      $57               $83              $112              $191
Class B                                            $16               $51              $ 88              $175
Class B (without fee waivers)                      $19               $60              $104              $207
Class C                                            $16               $51              $ 88              $192
Class C (without fee waivers)                      $19               $60              $104              $224
Class I                                            $ 7               $23              $ 40              $ 89
Class I (without fee waiver)                       $ 9               $29              $ 51              $113


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       THE ONE GROUP(R) LOUISIANA MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                          YEAR ENDED JUNE 30,              MARCH 26, 1996
                                                                       ------------------------                THROUGH
                        CLASS I                                        1998                1997            JUNE 30, 1996(a)
                        -------                                        ----                ----            ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $   9.93              $  10.00
                                                                                         --------              --------
Investment Activities:
   Net investment income                                                                     0.49                  0.13
   Net realized and unrealized gains (losses)
      from investments                                                                       0.17                 (0.07)
                                                                                         --------              --------
Total from Investment Activities                                                             0.66                  0.06
                                                                                         --------              --------
Distributions:
   Net investment income                                                                    (0.49)                (0.13)
                                                                                         --------              --------
Total Distributions                                                                         (0.49)                (0.13)
                                                                                         --------              --------
NET ASSET VALUE, END OF PERIOD                                                           $  10.10              $   9.93
                                                                                         --------              --------
Total Return                                                                                 6.81%                 0.90%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                     $113,338              $136,041
   Ratio of expenses to average net assets                                                   0.62%                 0.71%(d)
   Ratio of net investment income to
      average net assets                                                                     4.91%                 4.76%(d)
   Ratio of expenses to average net assets*                                                  0.84%                 0.86%(d)
   Ratio of net investment income to
      average net assets*                                                                    4.69%                 4.61%(d)
   Portfolio turnover(e)                                                                    17.39%                16.72%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from date reorganized as a fund of The One Group. (b) Not annualized.
   (c) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period March
   26, 1996 through June 30, 1996. (d) Annualized. (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                        SEVEN MONTHS
                                   YEAR ENDED JUNE 30,  ENDED JUNE 30,                       YEAR ENDED NOVEMBER 30,
                                   -------------------  --------------                       -----------------------
        CLASS A                     1998         1997      1996(a)          1995       1994       1993       1992       1991
        -------                     ----         ----      -------          ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF
       PERIOD                                   $  9.93    $ 10.09        $   9.38   $  10.27   $   9.92   $   9.73    $  9.51
                                                -------    -------        --------   --------   --------   --------    -------
Investment Activities:
       Net investment income                       0.47       0.24            0.50       0.49       0.52       0.55       0.56
       Net realized and unrealized
       gains (losses) from
       investments                                 0.17      (0.16)           0.71      (0.79)      0.42       0.26       0.22
                                                -------    -------        --------   --------   --------   --------    -------
Total from Investment
       Activities                                  0.64       0.08            1.21      (0.30)      0.94       0.82       0.78
                                                -------    -------        --------   --------   --------   --------    -------
Distributions:
       Net investment income                      (0.47)     (0.24)          (0.50)     (0.49)     (0.52)     (0.55)     (0.56)
       Net realized gains                            --         --              --      (0.10)     (0.07)     (0.07)        --
                                                -------    -------        --------   --------   --------   --------    -------

Total Distributions                               (0.47)     (0.24)          (0.50)     (0.59)     (0.59)     (0.62)     (0.56)
                                                -------    -------        --------   --------   --------   --------    -------
NET ASSET VALUE,
       END OF PERIOD                            $ 10.10    $  9.93        $  10.09   $   9.38   $  10.27   $   9.92    $  9.73
                                                -------    -------        --------   --------   --------   --------    -------
Total Return (Excludes Sales
       Charge)                                     6.55%      0.84%(b)       13.11%     (2.97)%     9.65%      8.64%      8.45%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period
       (000)                                    $48,498    $53,479        $206,119   $196,820   $196,534   $135,692    $88,503
Ratio of expenses to average
       net assets                                  0.87%      0.69%(c)        0.62%      0.65%      0.62%      0.58%     0.61%
Ratio of net investment
       income to average net
       assets                                      4.66%      4.71%(c)        5.07%      4.97%      5.07%      5.70%      5.86%
Ratio of expenses to average
       net assets*                                 1.19%      0.86%(c)        0.77%      0.80%      0.78%      0.83%      0.86%
Ratio of net investment
       income to average net
       assets*                                     4.34%      4.54%(c)        4.92%      4.82%      4.91%      5.45%      5.61%
Portfolio turnover(d)                             17.39%     16.72%          28.00%     24.00%     25.00%     32.00%     35.00%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Upon reorganizing as a fund of The One Group, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $10.67 to $10.00 effective March 26, 1996. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

       THE ONE GROUP(R) LOUISIANA MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS

                                                                              SEVEN MONTHS               SEPT. 16, 1994
                                                               YEAR ENDED        ENDED      YEAR ENDED      THROUGH
                                                                 JUNE 30,       JUNE 30,     NOV. 30,       NOV. 30,
                                                             ---------------  ------------  ----------      --------
                 CLASS B                                     1998       1997     1997(a)       1995          1994(b)
                 -------                                     ----       ----     -------       ----          -------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 9.93     $10.09       $ 9.36          $9.73
                                                                       ------     ------       ------          -----
Investment Activities:
     Net investment income                                               0.40       0.21         0.42           0.08
     Net realized and unrealized
     gains (losses) from
     investments                                                         0.17      (0.16)        0.73          (0.37)
                                                                       ------     ------       ------          -----
Total from Investment Activities                                         0.57       0.05         1.15          (0.29)
                                                                       ------     ------       ------          -----
Distributions:
     Net investment income                                              (0.40)     (0.21)       (0.42)         (0.08)
                                                                       ------     ------       ------          -----
Total Distributions                                                     (0.40)     (0.21)       (0.42)         (0.08)
NET ASSET VALUE, END OF PERIOD                                         $10.10     $ 9.93       $10.09          $9.36
                                                                       ------     ------       ------          -----
Total Return (Excludes Sales Charge)                                     5.87%      0.48%(c)    12.52%          2.94%(c)
RATIOS/SUPPLEMENTARY DATA:
     Net Assets at end of period (000)                                 $3,835     $3,223       $2,115          $ 204
     Ratio of expenses to average
         net assets                                                      1.51%      1.50%(d)     1.37%          1.41%(d)
     Ratio of net investment income
        to average net assets                                            4.02%      3.98%(d)     4.27%          4.45%(d)
     Ratio of expenses to average
         net assets*                                                     1.85%      1.70%(d)     1.52%          1.56%(d)
     Ratio of net investment
         income to average net assets*                                   3.68%      3.78%(d)     4.12%          4.30%(d)
     Portfolio turnover(e)                                              17.39%     16.72%       28.00%         24.00%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Upon reorganizing as a fund of The One Group, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $10.70 to $10.00 effective March 26, 1996. (b) Class B Shares commenced offering on September 16, 1994. (c) Not annualized. (d) Annualized. (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) OHIO MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund is a non-diversified fund that seeks current income exempt from Federal income tax and Ohio personal income tax, consistent with the preservation of principal.

INVESTMENT STRATEGY

The Fund invests in debt securities issued by or on behalf of Ohio and its respective authorities, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of issuer's counsel, is exempt from Federal income tax and Ohio personal income tax ("Ohio Municipal Securities"). Generally, the Fund's average weighted maturity will be between five and twenty years, although the Fund may invest in securities of any maturity.

PORTFOLIO SECURITIES

The Fund invests at least 80% of its total assets in Ohio Municipal Securities. This is a fundamental policy. The Fund also may invest up to 20% of its total assets in bonds and notes of states (other than Ohio) as well as of territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of issuer's counsel, is exempt from Federal income tax ("Municipal Securities"). The securities in which the Fund invests may have fixed rates of return or floating or variable rates. For a list of all securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in Ohio Municipal Securities, which may be impacted by economic and political developments in Ohio. The Ohio Municipal Securities also include fixed-income investments. The value of these securities will change in response to interest rate changes and other factors. Before you invest, please read "More About the Funds" and "Investment Risks."

TAX CONSIDERATIONS


Up to 100% of the Fund's assets may be invested in Ohio Municipal Securities and Municipal Securities the interest on which may be subject to Federal alternative minimum tax for individuals. Shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. In addition, corporate shareholders will be required to take the interest on Municipal Securities and Ohio Municipal Securities into account in determining their alternative minimum taxable income.


FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A         CLASS B          CLASS C          CLASS I
------------------------------------                  --------        -------          -------          -------
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                  4.50%           none              none             none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                           none(2)       5.00%             1.00%            none
   Redemption Fees                                       none           none              none             none
   Exchange Fees                                         none           none              none             none
ANNUAL OPERATING EXPENSES(3) (as a
   percentage of average daily net assets)
Investment Advisory Fees (after fee
   waiver)(4)                                            .40%           .40%              .40%             .40%
12b-1 Fees (after fee waiver)(5)                         .25%           .90%              .90%            none
Other Expenses                                           .22%           .22%              .22%             .22%
Total Fund Operating Expenses (after fee
   waivers)(6)                                           .87%          1.52%             1.52%             .62%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .60% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.


(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.17% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares and .82% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                  1 YEAR           3 YEARS         5 YEARS            10 YEARS
                                                  ------           -------         -------            --------
Class A                                            $53              $72             $ 91                $147
Class A (without fee waivers)                      $56              $80             $106                $181
Class B                                            $65              $78             $103                $164
Class B (without fee waivers)                      $68              $87             $119                $197
Class C                                            $25              $48             $ 83                $181
Class C (without fee waivers)                      $28              $57             $ 99                $214
Class I                                            $ 6              $20             $ 35                $ 77
Class I (without  fee waiver)                      $ 8              $26             $ 46                $101

Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                  1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                  ------         -------       -------         --------
Class A                                            $53            $72           $ 91             $147
Class A (without fee waivers)                      $56            $80           $106             $181
Class B                                            $15            $48           $ 83             $164
Class B (without fee waivers)                      $19            $60           $104             $205
Class C                                            $15            $48           $ 83             $181
Class C (without fee waivers)                      $18            $57           $ 99             $214
Class I                                            $ 6            $20           $ 35             $ 77
Class I (without   fee waiver)                     $ 8            $26           $ 46             $101


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         THE ONE GROUP(R) OHIO MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                        YEARS ENDED JUNE 30,
                                                                        --------------------
         CLASS I                          1998       1997       1996       1995       1994       1993      1992(c)
         -------                          ----       ----       ----       ----       ----       ----      -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                       $  10.69     $ 10.65   $ 10.58      $ 11.11    $ 10.48    $ 10.00
                                                  --------     -------   -------      -------    -------    -------
Investment Activities:
    Net investment income                             0.56        0.56      0.55         0.51       0.54       0.56
Net realized and
    unrealized gains
    (losses) from investments                         0.19        0.04      0.07        (0.50)      0.62       0.47
                                                  --------     -------   -------      -------    -------    -------
Total from Investment
Distributions:
    Net investment income                            (0.56)      (0.56)    (0.55)       (0.52)     (0.53)     (0.55)
    In excess of net
    realized gains                                      --          --        --        (0.02)        --         --
                                                  --------     -------   -------      -------    -------    -------
Total Distributions                                  (0.56)      (0.56)    (0.55)       (0.54)     (0.53)     (0.55)
                                                  --------     -------   -------      -------    -------    -------
NET ASSET VALUE, END
    OF PERIOD                                     $  10.88     $ 10.69   $ 10.65      $ 10.58    $ 11.11    $ 10.48
                                                  --------     -------   -------      -------    -------    -------
Total Return                                          7.22%       5.69%     6.07%        0.07%     11.43%     10.64%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
        period (000)                              $133,172     $80,611   $79,993      $93,261    $74,792    $45,199
    Ratio of expenses to
        average net assets                            0.54%       0.57%     0.58%        0.53%      0.55%      0.63%(b)
    Ratio of net investment
        income to average net assets                  5.24%       5.17%     5.29%        4.76%      5.14%      5.61%(b)
    Ratio of expenses to average net
        assets*                                       0.84%       0.95%     0.91%        0.86%      0.94%      1.21%(b)
    Ratio of net investment income to
        average net assets*                           4.94%       4.79%     4.96%        4.43%      4.75%      5.03%(b)
    Portfolio turnover(a)                             7.45%      24.61%    77.69%       16.77%     26.67%      9.78%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized.
     (c) Fund commenced operation on July 2, 1991.

                                                                    YEARS ENDED JUNE 30,
                                                                    --------------------
         CLASS A                               1998     1997       1996       1995       1994       1993    1992(c)
         -------                               ----     ----       ----       ----       ----       ----    -------
NET ASSET VALUE, BEGINNING
    OF PERIOD                                          $ 10.72    $ 10.68    $ 10.61    $ 11.13    $ 10.48  $ 10.29
                                                       -------    -------    -------    -------    -------  -------
Investment Activities:
    Net investment income                                 0.54       0.55       0.53       0.50       0.52     0.20
    Net realized and unrealized
    gains (losses) from
    investments                                           0.19       0.03       0.07      (0.48)      0.64     0.21
                                                       -------    -------    -------    -------    -------  -------
Total from Investment Activities                          0.73       0.58       0.60       0.02       1.16     0.41
                                                       -------    -------    -------    -------    -------  -------
Distributions:
    Net investment income                                (0.54)     (0.54)     (0.51)     (0.50)     (0.51)   (0.22)
    In excess of net
    investment income                                       --         --      (0.02)     (0.02)        --       --
    In excess of net realized gains                         --         --         --      (0.02)        --       --
                                                       -------    -------    -------    -------    -------  -------
Total Distributions                                      (0.54)     (0.54)     (0.53)     (0.54)     (0.51)   (0.22)
                                                       -------    -------    -------    -------    -------  -------
NET ASSET VALUE, END
    OF PERIOD                                          $ 10.91    $ 10.72    $ 10.68    $ 10.61    $ 11.13  $ 10.48
                                                       -------    -------    -------    -------    -------  -------
Total Return (Excludes
    Sales Charge)                                         6.95%      5.44%     5.79%      (0.05)%    11.40%   10.85%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
    period (000)                                       $16,114    $16,507    $12,006    $14,883    $13,092   $   41
    Ratio of expenses to
    average net assets                                    0.79%      0.82%      0.82%      0.78%      0.77%    1.01%(b)
    Ratio of net investment
    income to average net assets                          4.96%      4.92%      5.01%      4.63%      4.85%    5.16%(b)
    Ratio of expenses to average net
    assets*                                               1.19%      1.30%      1.25%      1.21%      1.25%    1.40%(b)
    Ratio of net investment
    income to average net assets*                         4.56%      4.44%      4.58%      4.20%      4.37%    4.77%(b)
    Portfolio turnover(a)                                 7.45%     24.61%     77.69%     16.77%     26.67%    9.78%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) Annualized.
     (c) Class A Shares commenced offering on February 18, 1992.

                             THE ONE GROUP(R) OHIO MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED JUNE 30,
                                                                      --------------------
            CLASS B                                          1998       1997       1996       1995      1994(a)
            -------                                          ----       ----       ----       ----      -------
NET ASSET VALUE, BEGINNING
    OF PERIOD                                                         $ 10.79     $10.75     $10.68     $11.31
                                                                      -------     ------     ------     ------
Investment Activities:
    Net investment income                                                0.47       0.48       0.43       0.17
    Net realized and
    unrealized gains
    (losses) from investments                                            0.19       0.03       0.07      (0.62)
                                                                      -------     ------     ------     ------
Total from Investment
    Activities                                                           0.66       0.51       0.50      (0.45)
                                                                      -------     ------     ------     ------
Distributions:
    Net investment income                                               (0.47)     (0.47)     (0.43)     (0.17)
    In excess of net
    investment income                                                      --         --         --      (0.01)
                                                                      -------     ------     ------     ------
Total Distributions                                                     (0.47)     (0.47)     (0.43)     (0.18)
                                                                      -------     ------    -------    -------
NET ASSET VALUE, END
    OF PERIOD                                                         $ 10.98     $10.79     $10.75     $10.68
                                                                      -------     ------     ------     ------
Total Return (Excludes
    Sales Charge)                                                        6.26%      4.79%      5.17%     (4.02)%(b)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
    period (000)                                                      $14,316     $8,854     $3,209     $2,043
    Ratio of expenses
    to average net assets                                                1.44%      1.47%      1.48%      1.28%(c)
    Ratio of net investment
    income to average
    net assets                                                           4.33%      4.27%      4.40%      4.23%(c)
    Ratio of expenses to
    average net assets*                                                  1.84%      1.95%      1.91%      1.68%(c)
    Ratio of net investment
    income to average
    net assets*                                                          3.93%      3.79%      3.97%      3.83%(c)
    Portfolio turnover(d)                                                7.45%     24.61%     77.69%     16.77%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Class B Shares commenced offering on January 14, 1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) KENTUCKY MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund is a non-diversified fund that seeks current income exempt from Federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

INVESTMENT STRATEGY

The Fund invests in debt securities issued by or on behalf of Kentucky and its respective authorities, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of issuer's counsel, is exempt from Kentucky personal income tax ("Kentucky Municipal Securities"), as well as debt securities that, in the opinion of issuer's counsel, produce interest that is exempt from Federal income tax ("Municipal Securities"). Generally, the Fund's average weighted maturity will be between five and twenty years, although the Fund may invest in securities of any maturity.

PORTFOLIO SECURITIES

The Fund invests at least 80% of its total assets in Municipal Securities. Alternatively, the Fund invests its assets so that at least 80% of its annual interest income is exempt from Federal income tax. The Fund invests at least 65% of its total assets in Kentucky Municipal Securities. Each of these investment policies are fundamental. The Fund may also invest up to 35% of its total assets in bonds and notes of states (other than Kentucky) as well as of territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from Federal income tax. The securities in which the Fund invests may have fixed rates of return or floating or variable rates. For a list of all securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in Kentucky Municipal Securities, which may be impacted by economic and political developments in Kentucky. The Fund's investments also include fixed-income investments. The value of these securities will change in response to interest rate changes and other factors. Before you invest, please read "More About the Funds" and "Investment Risks."

TAX CONSIDERATIONS

Up to 100% of the Fund's assets may be invested in Kentucky Municipal Securities and Municipal Securities the interest on which may be subject to Federal alternative minimum tax for individuals. Shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. In addition, corporate shareholders will be required to take the interest on Municipal Securities and Kentucky Municipal Securities into account in determining their alternative minimum taxable income.

FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A         CLASS B        CLASS C            CLASS I
------------------------------------                  --------        -------        -------            -----
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                  4.50%             none         none               none
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                           none(2)         5.00%        1.00%               none
Redemption Fees                                          none             none         none               none
Exchange Fees                                            none             none         none               none
ANNUAL OPERATING EXPENSES) (as a
   percentage of average daily net assets)(3)
Investment Advisory Fees (after fee
   waiver)(4)                                            .40%            .40%          .40%               .40%
12b-1 Fees (after fee waiver)(5)                         .25%            .90%          .90%               none
Other Expenses                                           .32%            .32%          .32%               .32%
Total Fund Operating Expenses (after fee
   waivers)(6)                                           .97%           1.62%         1.62%               .72%



(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.

(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3)      Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .45% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.

(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.12% for Class A shares, 1.77% for Class B shares, 1.77% for Class C shares and .77% for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                  1 YEAR            3 YEARS         5 YEARS          10 YEARS
                                                  ------            -------         -------          --------
Class A                                            $54               $75             $ 96              $159
Class A (without fee waivers)                      $56               $79             $104              $175
Class B                                            $66               $81             $108              $175
Class B (without fee waivers)                      $68               $86             $116              $191
Class C                                            $26               $51             $ 88              $192
Class C (without fee waivers)                      $28               $56             $ 96              $208
Class I                                            $ 7               $23             $ 40              $ 89
Class I (without fee waiver)                       $ 8               $25             $ 43              $ 95


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Class A                                            $54               $75              $ 96              $159
Class A (without fee waivers)                      $56               $79              $104              $175

                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Class B                                            $16               $51               $88              $175
Class B (without fee waivers)                      $18               $56               $96              $191
Class C                                            $16               $51               $88              $192
Class C (without fee waivers)                      $18               $56               $96              $208
Class I                                            $ 7               $23               $40              $ 89
Class I (without fee waiver)                       $ 8               $25               $43              $ 95


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       THE ONE GROUP(R) KENTUCKY MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.


                                                                       JANUARY 20,       FEBRUARY 1,         MARCH 12,
                                          YEAR ENDED                     1995 TO           1994 TO            1993 TO
                                           JUNE 30,                      JUNE 30,        JANUARY 19,        JANUARY 31,
                                        --------------                 -----------      ------------        ------------
           CLASS I                      1998      1997         1996      1995(a)           1995(a)           1994(b)(c)
           -------                      ----      ----         ----    ----------       ------------        ------------
NET ASSET VALUE, BEGINNING
    OF PERIOD                                   $  10.04     $  9.92      $  9.49          $ 10.45             $ 10.00
                                                --------     -------      -------          -------             -------
Investment Activities:
    Net investment income                           0.50        0.50         0.20             0.41                0.36
    Net realized and unrealized
        gains (losses)
        from investments                            0.16        0.12         0.43            (0.95)               0.43
                                                --------     -------      -------          -------             -------
Total from Investment Activities                    0.66        0.62         0.63            (0.54)               0.79
                                                --------     -------      -------          -------             -------
Distributions:
    Net investment income                          (0.50)      (0.50)       (0.20)           (0.42)              (0.34)
                                                --------     -------      -------          -------             -------
Total Distributions                                (0.50)      (0.50)       (0.20)           (0.42)              (0.34)
                                                --------     -------      -------          -------             -------
NET ASSET VALUE, END OF PERIOD                  $  10.20     $ 10.04      $  9.92          $  9.49             $ 10.45
                                                --------     -------      -------          -------             -------
Total Return                                        6.74%       6.35%        6.56%(d)       (5.17)%(d)            8.05%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
        period (000)                            $116,830     $30,300      $32,520          $41,953             $64,663
    Ratio of expenses to
        average net assets                          0.59%       0.68%        0.65%(e)         1.03%(e)            0.70%(e)
    Ratio of net investment
        income to average net
        assets                                      5.12%       4.60%       4.70%(e)         4.27%(e)             4.19%(e)
    Ratio of expenses to
        average net assets*                         0.72%       1.02%       0.97%(e)         1.05%(e)             0.91%(e)
    Ratio of net investment
        income to average net
        assets*                                     4.99%       4.26%       4.38%(e)         4.25%(e)             3.98%(e)
    Portfolio turnover(f)                          13.30%      16.78%      19.75%           10.00%                5.00%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from date reorganized as a fund of The One Group. (b) Prior to reorganizing as a fund of The One Group, the Fund offered only one class of shares. (c) Period from commencement of operations. (d) Not annualized. (e) Annualized. (f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                                        YEAR ENDED
                                                         JUNE 30,                                 JANUARY 20, 1995
                                                   --------------------                                  TO
              CLASS A                              1998            1997             1996          JUNE 30, 1995(a)
              -------                              ----            ----             ----          ----------------
NET ASSET VALUE, BEGINNING
      OF PERIOD                                                    $10.05           $ 9.93              $ 9.49
                                                                   ------           ------              ------
Investment Activities:
      Net investment income                                          0.48             0.44                0.19
      Net realized and unrealized
      gains from investments                                         0.16             0.12                0.44
                                                                   ------           ------              ------
Total from Investment Activities                                     0.64             0.56                0.63
                                                                   ------           ------              ------
Distributions:
      Net investment income                                         (0.48)           (0.44)              (0.19)
                                                                   ------           ------              ------
Total Distributions                                                 (0.48)           (0.44)              (0.19)
                                                                   ------           ------              ------
NET ASSET VALUE, END OF PERIOD                                     $10.21           $10.05              $ 9.93
                                                                   ------           ------              ------
Total Return (Excludes
      Sales Charge)                                                  6.46%            5.70%               5.66%(b)
RATIOS/SUPPLEMENTARY DATA:
      Net Assets at end of
      period (000)                                                 $5,554           $8,178              $8,818
      Ratio of expenses to
      average net assets                                             0.84%            0.93%               0.90%(c)
      Ratio of net investment
      income to average
      net assets                                                     4.66%            4.35%               4.44%(c)
      Ratio of expenses to average
      net assets*                                                    1.04%            1.37%               1.33%(c)
      Ratio of net investment
      income to average
      net assets*                                                    4.46%            3.91%               4.01%(c)
      Portfolio turnover(d)                                         13.30%           16.78%              19.75%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from date reorganized as a fund of The One Group. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

       THE ONE GROUP(R) KENTUCKY MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS


                                                                                                   MARCH 16, 1995
                                                                                    YEAR ENDED           TO
              CLASS B                              1998            1997            JUNE 30, 1996   JUNE 30, 1995(a)
              -------                              ----            ----            -------------   ----------------
NET ASSET VALUE, BEGINNING
      OF PERIOD                                                   $  9.99              $ 9.87           $ 9.75
                                                                  -------              ------           ------
Investment Activities:
      Net investment income                                          0.41                0.38             0.14
      Net realized and unrealized
      gains from investments                                         0.16                0.13             0.12
                                                                  -------              ------           ------
Total from Investment Activities                                     0.57                0.51             0.26
                                                                  -------              ------           ------
Distributions:
      Net investment income                                         (0.41)              (0.39)           (0.14)
                                                                  -------              ------           ------
Total Distributions                                                 (0.41)              (0.39)           (0.14)
                                                                  -------              ------           ------
NET ASSET VALUE, END OF PERIOD                                    $ 10.15              $ 9.99           $ 9.87
                                                                  -------              ------           ------
Total Return (Excludes
      Sales Charge)                                                  5.81%               5.16%            2.63%(b)
RATIOS/SUPPLEMENTARY DATA:
      Net Assets at end of
      period (000)                                                $ 2,399              $1,457           $   79
      Ratio of expenses to
      average net assets                                             1.47%               1.58%            1.58%(c)
      Ratio of net investment
      income to average net assets                                   4.05%               3.70%            3.89%(c)
      Ratio of expenses to average
      net assets*                                                    1.70%               2.02%            2.21%(c)
      Ratio of net investment income
      to average net assets*                                         3.82%               3.26%            3.25%(c)
      Portfolio turnover(d)                                         13.30%              16.78%           19.75%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Class B Shares commenced offering on March 16, 1995. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                              MORE ABOUT THE FUNDS

WHEN THE PROSPECTUS REFERS TO "BONDS," WHAT TYPES OF INVESTMENTS ARE INCLUDED?

"Bonds" include debt instruments issued by the U.S. Treasury, U.S. Government agencies, mortgage related securities, municipalities and zero coupon obligations as well as debt instruments issued by states and their respective authorities, political subdivisions, agencies and instrumentalities.

PORTFOLIO QUALITY

The Funds only purchase securities that meet certain rating criteria:

o    Municipal Securities that are bonds must be rated as investment grade.

o Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, Ohio Municipal Securities, and Kentucky Municipal Securities that are bonds must be rated as investment grade.

o Other securities such as taxable and tax-exempt commercial paper, notes, and variable demand obligations must be rated in one of the two highest investment grade categories.

o The Louisiana Municipal Bond Fund may also invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody's or SP-2 by S&P. These securities may have speculative characteristics.

If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

Fixed Income Securities: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives: Some of the Funds invest in securities that are considered to be "derivatives." "Derivatives" are securities that derive their value from the performance of underlying assets or securities. These include:

o    options

o    futures contracts

o    options on futures contracts

o mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and stripped mortgage-backed securities (IOs and POs)

o    structured instruments

o    swaps, caps and floors

o    new financial products

o    inverse floating rate instruments

These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments. For a more detailed discussion of these risks, please read "Investment Risks".

Non-Diversified Funds: All of the Funds (except the Intermediate Tax-Free Bond Fund and the Municipal Income Fund) are "non-diversified" funds. This means that the Funds may invest a more significant portion of their assets in the securities of a single issuer than can a "diversified" fund. In addition, the Funds' investments are concentrated geographically. These concentrations increase the risk of loss to the Funds if an issuer fails to make interest or principal payments or if the market value of a security declines.

Municipal Securities: Because the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund, and the Kentucky Municipal Bond Fund are not diversified and because they concentrate in securities of Arizona, West Virginia, Louisiana, Ohio, and Kentucky issuers, respectively, certain factors may have a disproportionate negative effect on the Funds' investments. These factors may include certain economic conditions, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives. For instance, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of issuers to make timely payments of interest and principal. Similarly, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and a reduced demand for coal has adversely affected that industry. The Louisiana economy, like that of West Virginia, is heavily dependent on a single industry, in this case energy (oil and gas). Louisiana continues to recover from the oil price declines of the mid-1980's, although its debt burden is well above that of other states, while wealth and income indicators are below the national average. Both West Virginia and Louisiana post unemployment rates above the national average.

Arizona's population growth continues to outpace the national average. However, this growth is expensive and Arizona's economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona's continued growth depends to some extent on its ability to manage its water resources.

Unlike the municipal securities of most states, nearly all Kentucky Municipal Securities are not general obligations of the issuer; rather, payment depends on revenues generated by the property financed by the security.

For a more complete description of the risks of investing in state specific securities, please see the Statement of Additional Information.

                      HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

o    The One Group Services Company, and

o Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?

o Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

o Purchase requests received by The One Group Services Company before 4:00 p.m. Eastern time ("ET"), will be effective that day. One occasion, the NYSE will close before 4:00 p.m. When that happens, purchases received after the NYSE closes will be effective the following business day.


o Purchase orders may be cancelled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. ET
     (i) on the business day after the order is placed if you are buying
     Class I shares, and (ii) on the third business day if you are purchasing Class A, Class B or Class C shares.


o If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

o The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

o Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

o    Class A, Class B and Class C shares are available to the general public.


o Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."


o If you intend to hold your shares six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.

HOW MUCH DO SHARES COST?

o    Shares are sold at net asset value ("NAV") plus a sales charge, if any.

o Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

o NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.


o A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.   Decide how much you want to invest.

     o The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

     o Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

     o   You may purchase no more than $250,000 of Class B shares at one time.

     o   The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:


     State Street Bank and Trust Company
     c/o The One Group
     P.O. Box 8528
     Boston, MA 02266-8528


5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

o Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


o Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer or initiate a wire transfer to the following wire address:

     State Street Bank & Trust Company
     Attn: Custody & Shareholder Services
     ABA 011 000 028
     DDA 99034167
     FBO The One Group Fund (ex: The One Group Intermediate Tax-Free Bond Fund - A)
     Your Account Number (ex: 123456789)
     Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o You may revoke your right to make purchases over the telephone by sending a letter to:


     State Street Bank and Trust Company
     c/o The One Group
     P.O. Box 8528
     Boston, MA 02266-8528



CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

o    Select the "Systematic Investment Plan" option on the Account Application
     Form.

o Provide the necessary information about the bank account from which your investments will be made.

o Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

o The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.


o You may revoke your right to make systematic investments by calling The One Group Services Company at 1-800-480- 4111 or by sending a letter to:

     State Street Bank and Trust Company
     c/o The One Group
     P.O. Box 8528
     Boston, MA 02266-8528


CONVERSION FEATURE

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

o You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any Federal income tax.

o Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

o If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

SALES CHARGES


The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from: sales charges, 12b-1 fees and payments by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


CLASS A SHARES

This table shows the amount of sales charge you pay and the commissions paid to

SHAREHOLDER SERVICING AGENTS.

COMMISSION

                                                  SALES CHARGE
                                 AS A %              AS A %         AS A %
                           OF THE OFFERING          OF YOUR           OF
AMOUNT OF PURCHASE              PRICE              INVESTMENT        PRICE
------------------              -----              ----------        -----
Less than $100,000              4.50%                4.71%           4.05%
$100,000-$249,999               3.50%                3.63%           3.05%
$250,000-$499,999               2.50%                2.56%           2.05%
$500,000-$999,999               2.00%                2.04%           1.60%
$1,000,000*                     0.00%                0.00%           0.00%

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following

                                              CDSC AS A % OF DOLLAR
     YEAR SINCE PURCHASE                    AMOUNT SUBJECT TO CHARGE
     -------------------                    ------------------------

           0-1                                        5.00%
           1-2                                        4.00%
           2-3                                        3.00%
           3-4                                        3.00%
           4-5                                        2.00%
           5-6                                        1.00%
       more than 6                                    0.00%

The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES


Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:


                                                      CDSC AS A % OF DOLLAR
               YEAR SINCE PURCHASE                  AMOUNT SUBJECT TO CHARGE
               -------------------                  ------------------------

                     0-1                                      1.00%
               After first year                               None

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

HOW THE CDSC IS CALCULATED

o The Fund assumes that all purchases made in a given month were made on the first day of the month.

o The CDSC is based on the current market value or the original cost of the shares, whichever is less.

o A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

o To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.

12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

o        The 12b-1 fees vary by share class as follows:

         1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

         2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .90%. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.


         3.       There are no 12b-1 fees for Class I shares.


o 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

o The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25% and 1.00% of the average daily net assets of Class A and Class B shares, respectively.

o The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own of any One Group Fund (except a money market fund) to the amount of your next Class A purchase for purposes of calculating the sales charge.
         An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your Shareholder Servicing Agent. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

         o        The One Group.

         o        BANC ONE CORPORATION and its subsidiaries and affiliates.

         o The One Group Services Company and its subsidiaries and affiliates.

         o State Street Bank and Trust Company and its subsidiaries and affiliates.

         o Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

         o An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4.       Bought by:

         o Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

         o Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

         o Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

         o Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.


5. Bought with proceeds from the sale of Class I shares of a Fund of The One Group or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.



6. Bought with proceeds from the sale of shares of a mutual fund, including a Fund of The One Group, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8.       Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70-1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.       Acquired in exchange for Class B shares of other Funds of The One
         Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70-1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.       Acquired in exchange for Class C shares of other Funds of The One
         Group.


7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commissions.


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111 or your Shareholder Servicing Agent.

\EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?


You may make the following exchanges:
o Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.

o Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.


o Class B shares of a Fund may be exchanged for Class B shares of another Fund of The One Group.

o Class C shares of a Fund may be exchanged for Class C shares of another Fund of The One Group.

The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.


The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

o        State Street Bank and Trust Company receives the request by 4:00 p.m.
         ET.

o You have provided The One Group with all of the information necessary to process the exchange.

o You have received a current prospectus of the Fund or Funds in which you wish to invest.

o        You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:


o You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).


o        You will pay a sales charge if you bought Class A shares of a Fund:

         1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

         2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

o If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

         1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

         2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:

o        An exchange between classes of shares of the same Fund is not taxable.

o An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

o        You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

o To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

o Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

o In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

o You may redeem all or some of your shares on any day that the Funds are open for business.


o Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.


HOW DO I REDEEM SHARES?

o Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or State Street Bank and Trust Company at the following address:


         The One Group
         c/o State Street Bank and Trust Company
         P.O. Box 8528
         Boston, MA 02266-8528


o        All requests for redemptions from IRA accounts must be in writing.

o You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

o State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

         1.       the redemption is for $50,000 worth of shares or less;

         2.       the redemption is payable to the shareholder of record;

         3. the redemption check is mailed to the shareholder at the record address; or


         4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


o On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

         1.       a designated commercial bank; or

         2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?


o If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

o If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

o Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

o Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000 you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

o        Select the "Systematic Withdrawal Plan" option on the Account
         Application Form.

o Specify the amount you wish to receive and the frequency of the payments.

o        You may designate a person other than yourself as the payee.

o        There is no charge for this service.

o        If you select this option, please keep in mind that:

         1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

         2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

         3. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

o        All redemptions will be for cash.

o If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


o Because of the high cost of handling small investments, The One Group charges a sub-minimum account fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

o        The One Group may suspend your ability to redeem when:
                  1.  Trading on the NYSE is restricted.
                  2. The NYSE is closed (other than weekend and holiday closings).
                  3.  The SEC has permitted a suspension.
                  4.  An emergency exists.
         The Statement of Additional Information offers more details about this process.

o You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.

                             SHAREHOLDER INFORMATION

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.


As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. BANC ONE CORPORATION (100 East Broad Street, Columbus, Ohio, 43271), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940 to control the Funds. This is because as of July 30, 1998, BANC ONE CORPORATION or its affiliates possessed the power to vote substantially all of the Class I shares of each Fund other than the Kentucky Municipal Bond Fund.


On that same date, the following shareholders owned 25% or more of Class A, Class B or Class C shares of the Funds. As a consequence, they are considered to be controlling persons of these classes of the Funds.



                                                                   PERCENTAGE OF       TYPE OF
NAME AND ADDRESS                        FUND/CLASS                 OWNERSHIP          OWNERSHIP
----------------                        ----------                 ---------          ---------
Northern Trust Bank of AZ Ttee          Arizona Municipal Bond       33.72%           Record
For Thomas A Brand & Rev Trust          Fund
PO Box 92956                            Class A
Chicago, IL 60675-2956

Carolyn S Ward                          Arizona Municipal Bond       25.81%           Beneficial
James D Ward JT TEN                     Fund
825 W Annadale                          Class B
Tucson, AZ 85737-6923


Strafe & Co                             Arizona Municipal Bond      100.00%           Record
Attn Mutual Funds 0393                  Fund
100 E Broad Street                      Class I
Columbus, OH 43215-3607

Strafe & Co                             Income Bond Fund             88.91%           Record
C/O Bank One Trust Co                   Class I
Attn Mutual Funds
100 E Broad St
Columbus, OH 43215-3607

Strafe & Co.                            Ohio Municipal Bond          98.98%           Record
Attn Mutual Funds 0393                  Fund
100 E Broad Street                      Class I
Columbus OH 43215-3607

Strafe & Co                             Louisiana Municipal          98.38%           Record
Attn Mutual Funds 0393                  Bond Fund
100 E Broad Street                      Class I
Columbus OH 43215-3607


Banc One Securities Corp FBO            Municipal Income Fund        44.14%           Beneficial
The One Investment Solution             Class A
733 Greencrest Dr
Westerville OH 43081-4903

Banc One Securities Corp FBO            Municipal Income Fund        39.48%           Beneficial
The One Investment Solution             Class C
733 Greencrest Dr
Westerville OH 43081-4903

                                                                   PERCENTAGE OF       TYPE OF
NAME AND ADDRESS                        FUND/CLASS                 OWNERSHIP          OWNERSHIP
----------------                        ----------                 ---------          ---------
Dean Witter For The Benefit Of         Municipal Income Fund        25.64%             Record
Gale R Hershberger &                   Class C
Linda L Hershberger JTTEN
Church St Station B PO Box 250
New York, NY 10013-0250


Strafe & Co                            Municipal Income Fund        99.15%             Record
Attn Mutual Funds                      Class I
100 E Broad Street
Columbus OH 43215-3607


Dean Witter For The Benefit Of         West Virginia Municipal      26.33%             Record
Stephen A Lewis                        Bond Fund Class A
3720 Noyles Avenue
5 World Trade Center 6th Floor
New York NY 10048-0205


Strafe & Co                            West Virginia Municipal      98.52%             Record
Attn Mutual Funds 0393                 Bond Fund Class I
100 E Broad Street                     Class
Columbus OH 43215-3607




                                DIVIDEND POLICIES

DIVIDENDS

The Funds generally declare dividends daily. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.


DIVIDEND REINVESTMENT

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


SPECIAL DIVIDEND RULES FOR CLASS B SHARES

Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

TAX TREATMENT OF THE FUNDS


TAX STATUS OF THE FUND

Each Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no Federal income tax on the earnings they distribute to shareholders.


TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

FEDERAL TAXATION OF DISTRIBUTIONS

Exempt-Interest Dividends. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to you. Generally, exempt-interest dividends are excludable from gross income. However:

1. If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Funds.

2. Receipt of exempt-interest dividends may result in liability for Federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.


Interest on Private Activity Bonds: The Municipal Income Fund, the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, and the Ohio Municipal Bond Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities the interest on which is a tax preference item for purposes of the Federal alternative minimum tax ("Private Activity Bonds"). The Intermediate Tax-Free Bond Fund may invest as much as 20% of its assets in such Private Activity Bonds. As a result, Fund shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from those Funds subject to Federal income tax. Additionally, corporate shareholders will be required to take the interest on municipal securities (including municipal securities of each Fund's respective state) into account in determining their alternative minimum taxable income. Persons who are substantial users of facilities financed by Private Activity Bonds or who are "related persons" of such substantial users should consult their tax advisors before investing in the Funds.

Investment Income and Capital Gains Dividends. Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) on at least an annual basis. Dividends you receive from a Fund, other than "exempt-interest dividends," will be taxable to you, whether reinvested or received in cash. Dividends from a Fund's net investment income, if any, will be taxable as ordinary income and capital gains dividends will be taxable to you as such, regardless of how long you have held the shares.


Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

State and Local Taxation of Distributions: Dividends that are derived from the Funds' investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly.

The funds will notify you annually of the percentage of income and distributions derived from U.S. government obligations. Unless otherwise discussed below, investment income and capital gains dividends may be subject to state and local taxes.

Louisiana Taxes: Distributions from the Louisiana Municipal Bond Fund, which are derived from interest on tax-exempt obligations of the State of Louisiana or its political subdivisions and certain obligations of the United States or its territories, are exempt from Louisiana income tax.

Arizona Taxes: Exempt-interest dividends from the Arizona Municipal Bond Fund, which are derived from interest on tax-exempt obligations of the State of Arizona and its political subdivisions and certain obligations of the United States or its territories are exempt from Arizona income tax. Other distributions from the Fund, including those related to long-term and short-term capital gains, will be subject to Arizona income tax. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

West Virginia Taxes: Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.


Kentucky Taxes: Dividends received from the Kentucky Municipal Bond Fund which are derived from interest on Kentucky Municipal Securities are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the Federal government, repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gain earned by the Fund are includable in each Shareholder's Kentucky adjusted gross income as dividend income and long-term capital gain, respectively, and are both taxed at ordinary income tax rates.

Ohio Taxes: Dividends received from the Ohio Municipal Bond Fund which are derived from interest on Ohio Municipal Securities are exempt from the Ohio personal income tax. In addition, gain from the sale or transfer of certain Ohio Municipal Securities is also exempt from Ohio income tax. Certain Ohio municipalities may have retained the right to tax dividends from the Fund. Corporate investors must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income computation.


Information in the preceding paragraphs in based on the current law as well as current policies of the various state Departments of Taxation, all of which may change.


TAX INFORMATION

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

REPORTING


In September and March you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.



               ORGANIZATION AND MANAGEMENT OF THE FUNDS FUND NAME

THE FUNDS


Each Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Seven of the Funds are described in this prospectus; the other Funds are described in separate prospectuses. Two of the Funds described in this prospectus are diversified, and five of the Funds described in this prospectus are non-diversified. Each Fund is supervised by the Board of Trustees.

THE BOARD OF TRUSTEES

The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.

THE ADVISOR


Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets. For the fiscal year ended June 30, 1998, the Funds paid investment advisory fees at the following rates:

                                                         ANNUAL RATE AS
                                                          PERCENTAGE
                                                          OF AVERAGE
                                                          DAILY
                                                          NET ASSETS
----------------------------------------------------------------------------

The One Group(R) Intermediate Tax-Free Bond Fund              .30%
The One Group(R) Municipal Income Fund                        .35%
The One Group(R) Arizona Municipal Bond Fund                  .41%
The One Group(R) West Virginia Municipal Bond Fund            .34%
The One Group(R) Louisiana Municipal Bond Fund                .37%
The One Group(R) Ohio Municipal Bond Fund                     .30%
The One Group(R) Kentucky Municipal Fund                      .30%


THE DISTRIBUTOR

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.


THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory reporting and compliance. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of each Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some Funds are not included in the calculations. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN


State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528 or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statements, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Funds' securities lending activities under an agreement with State Street Bank and Trust Company and Bank One Trust Company, N.A. Bank One Trust Company, N.A. is paid a fee by the Funds for this service.


YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

           DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                                   FUND NAME                                                 FUND CODE
----------------------------------------------------------------------------------------------------------------------
                      The One Group(R) Intermediate Tax-Free Bond Fund                                          1
                      The One Group(R) Municipal Income Fund                                                    2
                      The One Group(R) Arizona Municipal Bond Fund                                              3
                      The One Group(R) West Virginia Municipal Bond Fund                                        4
                      The One Group(R) Louisiana Municipal Bond Fund                                            5
                      The One Group(R) Ohio Municipal Bond Fund                                                 6
                      The One Group(R) Kentucky Municipal Bond Fund                                             7



INSTRUMENT                                                                                   FUND CODE    RISK TYPE
-------------------------------------------------------------------------------------------------------------------


U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and                                   1-7          Market
CUBES.

Treasury Receipts: TRS, TIGRS, and CATS.                                                      1-7          Market

U.S. Government Agency Securities: Securities issued by agencies                              1-7          Market
and instrumentalities of the U.S. Government. These include Credit
Ginnie Mae, Fannie Mae and Freddie Mac.


Certificates of Deposit: Negotiable instruments with a stated                                 1-7          Market
maturity.                                                                                                  Credit
                                                                                                          Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in                                    1-7         Liquidity
exchange for the deposit of funds.                                                                         Credit
                                                                                                           Market

Repurchase Agreements: The purchase of a security and the                                     1-7          Credit
simultaneous commitment to return the security to the seller at                                            Market
an agreed upon price on an agreed upon date. This is treated as                                           Liquidity
a loan.

Reverse Repurchase Agreement: The sale of a security and the                                  1-7          Market
simultaneous commitment to buy the security back at an agreed                                             Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Fund.

Securities Lending: The lending of up to 331/3% of a Fund's total                             1-7          Credit
assets. In return the Fund will receive cash,  other securities,                                           Market
and/or letters of credit as collateral.                                                                   Leverage

When-Issued Securities and Forward Commitments: Purchase or                                   1-7          Market
contract to purchase securities at a fixed price for delivery at                                          Leverage
a future date.                                                                                            Liquidity

INSTRUMENT                                                                                   FUND CODE    RISK TYPE
-------------------------------------------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual funds,                                  1-7          Market
including money market funds of The One Group and shares of
other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

Call and Put Options: A call option gives the buyer the right to                              1-7        Management
buy, and obligates the seller of the option to sell, a security                                           Liquidity
at a specified price. A put option gives the buyer the right to                                            Credit
sell, and obligates the seller of the option to buy, a security                                            Market
at a specified price. The Funds will sell only covered call and                                           Leverage
secured put options.

Futures and Related Options: A contract providing for the future                              1-7        Management
sale and purchase of a specified amount of a specified security,                                           Market
class of securities, or an index at a specified time in the                                                Credit
future and at a specified price.                                                                          Liquidity
                                                                                                          Leverage

Bankers' Acceptances: Bills of exchange or time drafts drawn on                               1-7          Credit
and accepted by a commercial bank. Maturities are generally six                                           Liquidity
months or less.                                                                                            Market

Commercial Paper: Secured and unsecured short-term promissory                                 1-7          Credit
notes issued by corporations and other entities. Maturities                                               Liquidity
generally vary from a few days to nine months.                                                             Market

Restricted Securities: Securities not registered under the                                    1-7         Liquidity
Securities Act of 1933, such as privately placed commercial                                                Market
paper and Rule 144A securities.

Variable and Floating Rate Instruments: Obligations with                                      1-7          Market
interest rates which are reset daily, weekly, quarterly or some                                            Credit
other period and which may be payable to the Fund on demand.                                              Liquidity

Mortgage-Backed Securities: Debt obligations secured by real                                  1-7       Pre-payment
estate loans and pools of loans. These include collateralized                                              Market
mortgage obligations ("CMOs"), and Real Estate Mortgage                                                    Credit
Investment Conduits ("REMICs").                                                                          Regulatory

Demand Features: Securities that are subject to puts and standby                              1-7          Market
commitments to purchase the securities at a fixed price (usually                                          Liquidity
with accrued interest) within a fixed period of time following                                           Management
demand by a Fund.

Mortgage Dollar Rolls: A transaction in which a Fund sells                                    1-7         Pre-payment
securities for delivery in a current month and simultaneously                                               Market
contracts with the same party to repurchase similar but not                                               Regulatory
identical securities on a specified future date.

Swaps, Caps and Floors: A Fund may enter into these transactions                              1-7         Management
to manage its exposure to changing interest rates and other                                                 Credit
factors. Swaps involve an exchange of obligations by two                                                   Liquidity
parties. Caps and floors entitle a purchaser to a principal                                                 Market
amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest.

New Financial Products: New options and futures contracts and                                 1-7         Management
other financial products continue to be developed and the Fund                                              Credit
may invest in such options, contracts and products.                                                         Market
                                                                                                           Liquidity

Structured Instruments: Debt securities issued by agencies and                                1-7           Market
instrumentalities of the U.S. government, banks, municipalities,                                           Liquidity

INSTRUMENT                                                                                   FUND CODE    RISK TYPE
-------------------------------------------------------------------------------------------------------------------
corporations and other businesses whose interest and/or                                                   Management
principal payments are indexed to foreign currency exchange                                                 Credit
rates, interest rates, or one or more other referenced indices.                                       Foreign Investment

Municipal Securities: Securities issued by a state or political                               1-7           Credit
subdivision to obtain funds for various public purposes.                                                   Political
Municipal securities include private activity bonds and                                                       Tax
industrial development bonds, as well as General Obligation                                                 Market
Notes, Anticipation Notes, Bond Tax Anticipation Notes, Revenue Anticipation
Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, participations in pools of municipal securities, and obligations of municipal housing authorities and single family revenue bonds.

Stripped Mortgage-Backed Securities: Derivative multi-class                                   1-7         Pre-payment
mortgage securities which are usually structured with two                                                   Market
classes of shares that receive different proportions of the                                                 Credit
interest and principal from a pool of mortgage assets. These                                              Regulatory
include IO's and PO's.

Asset-Backed Securities: Securities secured by company                                        1-7         Pre-payment
receivables, home equity loans, truck and auto loans, leases,                                               Market
credit card receivables and other securities backed by other                                                Credit
types of receivables or other assets.

Zero-Coupon Debt Securities: Bonds and other debt that pay no                                 1-7           Credit
interest, but are issued at a discount from their value at                                                  Market
maturity. When held to maturity, their entire return equals the differences between their issue price and their maturity value.

Inverse Floating Rate Instruments: Leveraged floating rate debt                               1-7           Credit
instruments with interest rates that reset in the opposite                                                  Market
direction from the market rate of interest to which the inverse                                            Leverage
floater is indexed.

Loan Participations and Assignments: Participations in, or                                    1-7           Market
assignments of municipal securities, including municipal leases.                                            Credit
                                                                                                           Political
                                                                                                           Liquidity
                                                                                                              Tax


                                INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

o Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

o Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

o Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

o Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

o Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

o Foreign Investment Risk. Risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

o Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline.

When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

o Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

o Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

INVESTMENT POLICIES

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. In addition to the fundamental policies mentioned earlier, the following fundamental policies apply to each Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.

INVESTMENT POLICIES FOR SPECIFIC FUNDS

The Intermediate Tax-Free Bond Fund and the Municipal Income Fund may not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies to 75% of a Fund's total assets.

2. Concentrate in a particular industry or group of industries. This does not include Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. Private activity bonds that are backed only by the assets and revenues of a non-governmental issuer are not Municipal Securities for purposes of this restriction.

The Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund and the Kentucky Municipal Bond Fund may not:

1. Purchase the securities of an issuer if as a result more than 25% of its total assets would be invested in the securities of that issuer. This restriction applies with respect to 50% of a Fund's total assets. With respect to the remaining 50% of its total assets, a Fund may not purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer. This restriction does not apply to securities issued or guaranteed by the United States, its agencies, or instrumentalities, securities of regulated investment companies, and repurchase agreement involving such securities.

2. Concentrate their investment in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include:

         o Obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities;

         o         Municipal Securities; and

         o Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, and Louisiana Municipal Securities or governmental guarantees of such securities. With respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, private activity bonds that are backed only by the assets and revenues of a non-governmental issuer are not Arizona Municipal Securities or West Virginia Municipal Securities for purposes of this restriction.

INVESTMENT POLICIES FOR ALL FUNDS

None of the Funds may make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies are set forth in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and may hold a portion of its assets in cash for liquidity purposes.

The Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Louisiana Municipal Bond Fund and the Ohio Municipal Bond Fund also may invest up to 20% of their total assets in securities other than Arizona, West Virginia, Louisiana and Ohio Municipal Securities, respectively. The Kentucky Municipal Bond Fund may invest up to 35% of its total assets in securities other than Kentucky Municipal Securities.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year.


Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 1998 is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STANDARD & POOR'S CORPORATION ("S&P")

         A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

         A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.


FITCH IBCA LIMITED ("FITCH")

         F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

         F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


MOODY'S INVESTORS SERVICE ("MOODY'S")

         PRIME-1 Superior ability for repayment.

         PRIME-2 Strong ability for repayment.

DESCRIPTION OF BANK RATINGS


MOODY'S


These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

         A         These banks possess exceptional intrinsic financial strength.
                   Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

         B         These banks possess strong intrinsic financial strength.
                   Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

         C         These banks possess good intrinsic financial strength.
                   Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

         AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

           A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS


MOODY'S


These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.


         AA Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

          A        These insurance companies offer excellent financial security.
                   Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.


           A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

         AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

           A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF MUNICIPAL BOND RATINGS
(INCLUDING MORTGAGE AND ASSET-BACKED SECURITIES)

S&P

INVESTMENT GRADE

         AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

          AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

           A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligations is still strong.

         BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

SPECULATIVE GRADE

         BB        Less vulnerable to non-payment than other speculative issues.
                   However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

          B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

         CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

         CC        Currently highly vulnerable to non-payment.

         C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

         D         Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S


INVESTMENT GRADE


         aa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.


         a High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


         Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


NON-INVESTMENT GRADE


         Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.


         B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).


         Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

         Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.


DESCRIPTION OF MUNICIPAL NOTE RATINGS


MOODY'S


MIG1 & VMIG1       Short-term municipal securities rated MIG1 or VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2       These Short-term municipal securities rated MIG2 or VMIG2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3       Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2       Satisfactory capacity to pay principal and interest.

         SP-3       Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS


MOODY'S

         aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

          aa Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

         AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

          AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

           A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

         TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

         TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4      Non-investment grade and, therefore, speculative.

Investment Advisor and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219


Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528


Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005


Independent Accountants
PricewaterhouseCoopers, LLP
100 East Broad Street
Columbus, OH 43215




THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEB SITE (www.sec.gov) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP(R).

                     THE ONE GROUP(R) FAMILY OF MUTUAL FUNDS


                          THE ONE GROUP INVESTOR FUNDS

                               COMBINED PROSPECTUS


                                 OCTOBER  , 1998



                      THE ONE GROUP(R) INVESTOR GROWTH FUND

                 THE ONE GROUP(R) INVESTOR GROWTH & INCOME FUND

                     THE ONE GROUP(R) INVESTOR BALANCED FUND

               THE ONE GROUP(R) INVESTOR CONSERVATIVE GROWTH FUND

This prospectus describes four mutual funds that invest in other mutual funds. The funds in this prospectus pursue a variety of investment objectives, including growth, total return, capital appreciation, and current income. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.


         PLEASE REMEMBER THAT SHARES OF THE FUNDS: o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; o ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; o INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
A BRIEF PREVIEW OF THE FUNDS                                                                                 1
ABOUT THE FUNDS                                                                                              3
   The One Group(R) Investor Growth Fund                                                                     3
   The One Group(R) Investor Growth & Income Fund                                                            9
   The One Group(R) Investor Balanced Fund                                                                  15
   The One Group(R) Investor Conservative Growth Fund                                                       22

MORE ABOUT THE FUNDS                                                                                        29
HOW TO DO BUSINESS WITH THE ONE GROUP                                                                       31
   Purchasing Fund Shares                                                                                   31
   Sales Charges                                                                                            34
   Sales Charge Reductions and Waivers                                                                      36
   Exchanging Fund Shares                                                                                   39
   Redeeming Fund Shares                                                                                    40

SHAREHOLDER INFORMATION                                                                                     44
   Voting Rights                                                                                            44
   Dividend Policies                                                                                        45
   Tax Treatment of the Funds                                                                               46
   Tax Treatment of Shareholders                                                                            46
   Shareholder Inquiries                                                                                    46

ORGANIZATION AND MANAGEMENT OF THE FUNDS                                                                    47
   The Funds                                                                                                47
   The Board of Trustees                                                                                    47
   The Advisor                                                                                              47
   The Distributor                                                                                          47
   The Administrator and Sub-Administrator                                                                  47
   The Transfer Agent, Custodian and Sub-Custodian                                                          47

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES                                                  48
   Investment Practices                                                                                     48
   Investment Policies                                                                                      51

APPENDIX A: DETAILS ABOUT THE UNDERLYING FUNDS' INVESTMENT PRACTICES
   AND POLICIES                                                                                             53

APPENDIX B: DESCRIPTION OF RATINGS                                                                          60

                          A BRIEF PREVIEW OF THE FUNDS

WHAT ARE THE GOALS OF THE ONE GROUP INVESTOR FUNDS?

The Funds are designed for a variety of investment objectives, including total return, capital appreciation, current income, and long-term capital growth. Each Fund pursues a different objective and involves different risks. Please read about each Fund before investing.

WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?


The Funds normally will invest in a diversified group of One Group mutual funds, which invest primarily in equity, fixed income and money market instruments. Shares are available for long-term investors, including tax-advantaged retirement accounts; the Funds should not be used for short-term trading purposes. The Funds' investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. The underlying mutual funds in which the Funds will invest have the following characteristics:

The One Group(R) Prime Money Market Fund                         Money Market
The One Group(R) Limited Volatility Bond Fund                    Fixed Income
The One Group(R) Intermediate Bond Fund                          Fixed Income
The One Group(R) Income Bond Fund                                Fixed Income
The One Group(R) Government Bond Fund                            Fixed Income
The One Group(R) Ultra Short-Term Income Fund                    Fixed Income
The One Group(R) High Yield Bond Fund                            Fixed Income
The One Group(R) Disciplined Value Fund                          Equity
The One Group(R) International Equity Index Fund                 Equity
The One Group(R) Large Company Growth Fund                       Equity
The One Group(R) Large Company Value Fund                        Equity
The One Group(R) Growth Opportunities Fund                       Equity
The One Group(R) Value Growth Fund                               Equity
The One Group(R) Small Capitalization Fund                       Equity
The One Group(R) Income Equity Fund                              Equity
The One Group(R) Equity Index Fund                               Equity


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


The investments of each Fund are concentrated in the underlying funds, so each Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will fluctuate with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, each Fund must allocate its investments among the underlying funds. As a result, the Funds do not have the same flexibility to invest as a mutual fund without such constraints. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Funds" and "Investment Risks."


WHAT CLASSES OF SHARES ARE AVAILABLE?


The Funds currently offer four classes of Shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. The section called

"How To Do Business With The One Group" will provide more information. Class I shares are not available to Individual Retirement Accounts ("IRA").


HOW DO I PURCHASE AND REDEEM SHARES?

You may buy and redeem shares of the Funds on any day that the Funds are open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID?

Generally, dividends are declared monthly and distributed on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS?

Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Funds. Banc One Investment Advisors is paid a fee for its services. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

THE ONE GROUP(R) INVESTOR GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in a diversified group of The One Group mutual funds which invest primarily in equity securities.

INVESTMENT STRATEGY


The Fund invests 80% to 100% of its total assets in nine mutual funds of The One Group which invest primarily in equity securities, up to 20% of its total assets in six mutual funds of The One Group that invest primarily in fixed income securities, and up to 10% of its total assets in one money market fund of The One Group. The Fund also may hold cash and cash equivalents.


PORTFOLIO SECURITIES

The Fund will invest in the underlying mutual funds within the following range:


The One Group(R) Prime Money Market Fund                               0-10%
The One Group(R) Limited Volatility Bond Fund                          0-20%
The One Group(R) Intermediate Bond Fund                                0-20%
The One Group(R) Income Bond Fund                                      0-20%
The One Group(R) High Yield Bond Fund                                  0-20%
The One Group(R) Government Bond Fund                                  0-20%
The One Group(R) Ultra Short-Term Income Fund                          0-20%
The One Group(R) Disciplined Value Fund                                0-40%
The One Group(R) International Equity Index Fund                       0-40%
The One Group(R) Large Company Growth Fund                             0-48%
The One Group(R) Large Company Value Fund                              0-55%
The One Group(R) Growth Opportunities Fund                             0-40%
The One Group(R) Value Growth Fund                                     0-50%
The One Group(R) Small Capitalization Fund                             0-40%
The One Group(R) Income Equity Fund                                    0-50%
The One Group(R) Equity Index Fund                                     0-50%


RISK CONSIDERATIONS


The Fund's investments are concentrated in other mutual funds, so the Fund's investment performance is directly related to the performance of those mutual funds. In addition, as a matter of fundamental policy, the Fund must allocate its investments primarily among the mutual funds. As a result, the Fund's investment flexibility is limited. The Fund may invest in a mutual fund which invests in medium or lower grade bonds, which can be volatile. Medium and lower grade bonds are speculative. See "Special Risk Considerations."


SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                        CLASS A          CLASS B      CLASS C      CLASS I
------------------------------------                       -------          -------      -------      -------
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                        4.50%           none         none        none

SHAREHOLDER TRANSACTION EXPENSES(1)                        CLASS A          CLASS B      CLASS C      CLASS I
------------------------------------                       -------          -------      -------      -------
Maximum Sales Charge Imposed on Purchases
Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase price or
   redemption proceeds, as applicable)                        none(2)         5.00%        1.00%       none
Redemption Fees                                               none            none         none        none
Exchange Fees                                                 none            none         none        none
ANNUAL OPERATING EXPENSES
   (as a percentage of average daily net assets)(3)
Investment Advisory Fees                                      .05%            .05%         .05%        .05%
12b-1 Fees (after fee waiver)(4)                              .25%           1.00%        1.00%        none
Other Expenses                                                .15%            .15%         .15%        .15%
Total Operating Expenses (after fee waivers)(5)               .45%           1.20%        1.20%        .20%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.


(4) Due to 12b-1 fees, long-term Class A, Class B, and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A.


(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be .55% for Class A shares.


The Fund will indirectly pay a portion of the expenses incurred by the underlying funds. The following chart provides the expense ratio for each underlying fund in which the Fund invests (based on the current fund prospectus). Some of these expense ratios may include a voluntary reduction of investment advisory fees.


                                                                                           EXPENSE
NAME OF UNDERLYING FUND                                                                     RATIO
-----------------------                                                                     -----
The One Group(R) Prime Money Market Fund                                                     .52%
The One Group(R) Limited Volatility Bond Fund                                                .62%
The One Group(R) Intermediate Bond Fund                                                      .62%
The One Group(R) Income Bond Fund                                                            .62%
The One Group(R) High Yield Bond Fund                                                        .95%
The One Group(R) Government Bond Fund                                                        .69%
The One Group(R) Ultra Short-Term Income Fund                                                .55%
The One Group(R) Disciplined Value Fund                                                     1.00%
The One Group(R) International Equity Index Fund                                             .95%
The One Group(R) Large Company Growth Fund                                                  1.00%
The One Group(R) Large Company Value Fund                                                   1.00%
The One Group(R) Growth Opportunities Fund                                                  1.00%
The One Group(R) Value Growth Fund                                                          1.00%
The One Group(R) Small Capitalization Fund                                                  1.05%
The One Group(R) Income Equity Fund                                                         1.00%
The One Group(R) Equity Index Fund                                                           .50%

After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio for Class A shares is 1.32%, for Class B shares is 2.07%, for Class C shares is 2.07%, and for Class I shares is 1.07%.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charges; (2) 5% annual return; and
(3) redemption at the end of each time period.


                                                 1 YEAR           3 YEARS        5 YEARS         10 YEARS
                                                 ------           -------        -------         --------
Class A                                            $58              $85           $114             $197
Class A (without fee waiver)                       $59              $89           $121             $212
Class B                                            $71              $95           $131             $221
Class B (without fee waiver)                       $71              $96           $133             $228
Class C                                            $31              $65           $111             $240
Class C (without fee waiver)                       $31              $66           $113             $244
Class I                                            $11              $34           $ 59             $131
Class I (without fee waiver)                       $11              $35           $ 61             $135


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                    1 Year          3 Years          5 Years         10 Years
                                                    ------          -------          -------         --------
Class A                                              $58              $85             $114             $197
Class A (without fee waiver)                         $59              $89             $121             $212
Class B                                              $21              $65             $111             $221
Class B (without fee waiver)                         $21              $66             $113             $228
Class C                                              $21              $65             $111             $240
Class C (without fee waiver)                         $21              $66             $ 13             $244
Class I                                              $11              $34             $ 59             $131
Class I (without fee waiver)                         $11              $35             $ 61             $135


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 Years" examples above reflect the conversion.

These examples are designed to assist you in understanding the costs and expenses that may be directly or indirectly paid by investors in the Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

           THE ONE GROUP(R) INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.




                                                                     YEAR ENDED                  DECEMBER 10, 1996
                                                                    JUNE 30, 1998                     THROUGH
                                                                    -------------                JUNE 30, 1997 (a)
CLASS I                                                                                          -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 10.00
                                                                                                     -------
Investment Activities
   Net investment income                                                                                0.09
   Net realized and unrealized gains (losses) from investments                                          1.25
                                                                                                     -------
Total from Investment Activities                                                                        1.34
Distributions
   From net investment income                                                                          (0.09)
                                                                                                     -------
Total Distributions                                                                                    (0.09)
                                                                                                     -------
NET ASSET VALUE, END OF PERIOD                                                                       $ 11.25
                                                                                                     -------
Total Return                                                                                           13.50%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                                 $31,318
   Ratio of expenses to average net assets                                                              0.20%(c)
   Ratio of net investment income to average net assets                                                 1.70%(c)
   Ratio of expenses to average net assets*                                                             0.77%(c)
   Ratio of net investment income to average net assets*                                                1.13%(c)
   Portfolio turnover(d)                                                                               18.49%



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

           THE ONE GROUP(R) INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS




                                                                                                DECEMBER 10, 1996
                                                                     YEAR ENDED                      THROUGH
  CLASS A                                                           JUNE 30, 1998                JUNE 30, 1997 (a)
  -------                                                           -------------                -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                     ------
Investment Activities
   Net investment income                                                                               0.07
   Net realized and unrealized gains (losses) from investments                                         1.21
                                                                                                     ------
Total from Investment Activities                                                                       1.28
Distributions
   From net investment income                                                                         (0.07)
                                                                                                     ------
Total Distributions                                                                                   (0.07)
                                                                                                     ------
NET ASSET VALUE, END OF PERIOD                                                                       $11.21
                                                                                                     ------
Total Return (Excludes Sales Charge)                                                                  12.84%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                                 $4,439
   Ratio of expenses to average net assets                                                             0.46%(c)
   Ratio of net investment income to average net assets                                                1.82%(c)
   Ratio of expenses to average net assets*                                                            1.62%(c)
   Ratio of net investment income to average net assets*                                               0.66%(c)
   Portfolio turnover(d)                                                                              18.49%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

           THE ONE GROUP(R) INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS





                                                                                                DECEMBER 10, 1996
                                                                   YEAR ENDED                       THROUGH
  CLASS B                                                         JUNE 30, 1998                  JUNE 30, 1997(a)
  -------                                                         -------------                  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                $10.00
Investment Activities
   Net investment income                                                                              0.04
   Net realized and unrealized gains (losses) from investments                                        1.34
                                                                                                    ------
Total from Investment Activities                                                                      1.38
Distributions
   From net investment income                                                                        (0.04)
                                                                                                    ------
Total Distributions                                                                                  (0.04)
                                                                                                    ------
NET ASSET VALUE, END OF PERIOD                                                                      $11.34
Total Return (Excludes Sales Charge)                                                                 13.88% (b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                                $7,651
   Ratio of expenses to average net assets                                                            1.20% (c)
   Ratio of net investment income to average net assets                                               0.97% (c)
   Ratio of expenses to average net assets*                                                           2.18% (c)
   Ratio of net investment income to average net assets*                                             (0.01%)(c)
   Portfolio turnover(d)                                                                             18.49%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) INVESTOR GROWTH & INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of The One Group mutual funds which invest primarily in equity securities.

INVESTMENT STRATEGY


The Fund invests 60% to 80% of its total assets in nine mutual funds of The One Group which invest primarily in equity securities, 20% to 40% of its total assets in six mutual funds of The One Group that invest primarily in fixed income securities, and up to 10% of its total assets in one money market fund of The One Group. The Fund also may hold cash and cash equivalents.


PORTFOLIO SECURITIES

The Fund will invest in the underlying mutual funds within the following ranges:


The One Group(R) Prime Money Market Fund                                0-10%
The One Group(R) Limited Volatility Bond Fund                           0-30%
The One Group(R) Intermediate Bond Fund                                 0-30%
The One Group(R) Income Bond Fund                                       0-30%
The One Group(R) High Yield Bond Fund                                   0-30%
The One Group(R) Government Bond Fund                                   0-30%
The One Group(R) Ultra Short-Term Income Fund                           0-30%
The One Group(R) Disciplined Value Fund                                 0-40%
The One Group(R) International Equity Index Fund                        0-40%
The One Group(R) Large Company Growth Fund                              0-50%
The One Group(R) Large Company Value Fund                               0-60%
The One Group(R) Growth Opportunities Fund                              0-40%
The One Group(R) Value Growth Fund                                      0-60%
The One Group(R) Small Capitalization Fund                              0-40%
The One Group(R) Income Equity Fund                                     0-60%
The One Group(R) Equity Index Fund                                      0-60%


RISK CONSIDERATIONS


The Fund's investments are concentrated in other mutual funds, so the Fund's investment performance is directly related to the performance of those mutual funds. In addition, as a matter of fundamental policy, the Fund must allocate its investments primarily among the mutual funds. As a result, the Fund's investment flexibility is limited. The Fund may invest in a mutual fund which invests in medium or lower grade bonds, which can be volatile. Medium and lower grade bonds are speculative. See "Special Risk Considerations."


SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                           CLASS A      CLASS B     CLASS C       CLASS I
------------------------------------                          -------      -------     -------       -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                           4.50%         none        none        none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as applicable)                   none(2)     5.00%       1.00%        none

SHAREHOLDER TRANSACTION EXPENSES(1)                           CLASS A      CLASS B     CLASS C       CLASS I
------------------------------------                          -------      -------     -------       -------
Redemption Fees                                                  none         none        none        none
Exchange Fees                                                    none         none        none        none
ANNUAL OPERATING EXPENSES
  (as a percentage of average daily net assets)(3)
Investment Advisory Fees                                         .05%         .05%        .05%        .05%
12b-1 Fees (after fee waiver)(4)                                 .25%        1.00%       1.00%        none
Other Expenses                                                   .15%         .15%        .15%        .15%
Total Operating Expenses (after fee waivers)(5)                  .45%        1.20%       1.20%        .20%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Due to 12b-1 fees, long-term Class A, Class B, and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be .55% for Class A shares.


The Fund will indirectly pay a portion of the expenses incurred by the underlying funds. The following chart provides the expense ratio for each underlying fund (based on the current fund prospectus). Some of these expense ratios may include a voluntary reduction of investment advisory fees.



                                                                      EXPENSE
      NAME OF UNDERLYING FUND                                          RATIO
      -----------------------                                          -----
The One Group(R) Prime Money Market Fund                                .52%
The One Group(R) Limited Volatility Bond Fund                           .62%
The One Group(R) Intermediate Bond Fund                                 .62%
The One Group(R) Income Bond Fund                                       .62%
The One Group(R) High Yield  Bond Fund                                  .95%
The One Group(R) Government Bond Fund                                   .69%
The One Group(R) Ultra Short-Term Income Fund                           .55%
The One Group(R) Disciplined Value Fund                                1.00%
The One Group(R) International Equity Index Fund                        .95%
The One Group(R) Large Company Growth Fund                             1.00%
The One Group(R) Large Company Value Fund                              1.00%
The One Group(R) Growth Opportunities Fund                             1.00%
The One Group(R) Value Growth Fund                                     1.00%
The One Group(R) Small Capitalization Fund                             1.05%
The One Group(R) Income Equity Fund                                    1.00%
The One Group(R) Equity Index Fund                                      .50%

After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio for Class A shares is 1.30%, for Class B shares is 2.05%, for Class C shares is 2.05%, and for Class I shares is 1.05%.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charges; (2) 5% annual return; and
(3) redemption at the end of each time period.



                                                 1 YEAR           3 YEARS         5 YEARS           10 YEARS
                                                 ------           -------         -------           --------
Class A                                            $58              $84             $113               $195
Class A (without fee waiver)                       $59              $89             $121               $212
Class B                                            $71              $94             $130               $219
Class B (without fee waiver)                       $71              $96             $133               $228
Class C                                            $31              $64             $110               $238
Class C (without fee waiver)                       $31              $66             $113               $244
Class I                                            $11              $33             $ 58               $128
Class I (without fee waiver)                       $11              $35             $ 61               $135


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:



                                                 1 YEAR           3 YEARS         5 YEARS           10 YEARS
                                                 ------           -------         -------           --------
Class A                                            $58              $84             $113               $195
Class A (without fee waiver)                       $59              $89             $121               $212
Class B                                            $21              $64             $110               $219
Class B (without fee waiver)                       $21              $66             $113               $228
Class C                                            $21              $64             $110               $238
Class C (without fee waiver)                       $21              $66             $113               $244
Class I                                            $11              $33             $ 58               $128
Class I (without fee waiver)                       $11              $35             $ 61               $135


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 Years" examples above reflect the conversion.

These examples are designed to assist you in understanding the costs and expenses that may be directly or indirectly paid by investors in the Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       THE ONE GROUP(R) INVESTOR GROWTH & INCOME FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.


                                                                                                    DEC. 10, 1996
                                                                   YEAR ENDED                          THROUGH
CLASS I                                                           JUNE 30, 1998                    JUNE 30, 1997(a)
-------                                                           -------------                    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $ 10.00
                                                                                                       -------
Investment Activities
   Net investment income                                                                                  0.15
   Net realized and unrealized gains from investments                                                     0.93
Total from Investment Activities                                                                          1.08
Distributions
   From net investment income                                                                            (0.15)
                                                                                                       -------
Total Distributions                                                                                      (0.15)
                                                                                                       -------
NET ASSET VALUE, END OF PERIOD                                                                         $ 10.93
                                                                                                       -------
Total Return                                                                                             10.87%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                                   $43,660
   Ratio of expenses to average net assets                                                                0.20%(c)
   Ratio of net investment income to average net assets                                                   2.78%(c)
   Ratio of expenses to average net assets*                                                               0.66%(c)
   Ratio of net investment income to average net assets*                                                  2.32%(c)
   Portfolio turnover(d)                                                                                 18.07%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

           THE ONE GROUP(R) INVESTOR GROWTH & INCOME FUND HIGHLIGHTS



                                                                                                DEC. 10, 1996
                                                                     YEAR ENDED                    THROUGH
CLASS A                                                             JUNE 30, 1998              JUNE 30, 1997(a)
-------                                                           ---------------              ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                     ------
Investment Activities
   Net investment income                                                                               0.12
   Net realized and unrealized gains from investments                                                  1.02
Total from Investment Activities                                                                       1.14
Distributions
   From net investment income                                                                         (0.12)
                                                                                                     ------
Total Distributions                                                                                   (0.12)
                                                                                                     ------
NET ASSET VALUE, END OF PERIOD                                                                       $11.02
                                                                                                     ------
Total Return (Excludes Sales Charge)                                                                  11.50%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                                 $4,262
   Ratio of expenses to average net assets                                                             0.46%(c)
   Ratio of net investment income to average net assets                                                2.67%(c)
   Ratio of expenses to average net assets*                                                            1.26%(c)
   Ratio of net investment income to average net assets*                                               1.87%(c)
   Portfolio turnover(d)                                                                              18.07%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.




                                                                                                  DEC. 10, 1996
                                                                    YEAR ENDED                       THROUGH
CLASS B                                                           JUNE 30, 1998                  JUNE 30, 1997(a)
-------                                                           -------------                  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                     ------
Investment Activities
   Net investment income                                                                               0.09
   Net realized and unrealized gains (losses) from investments                                         1.00
                                                                                                     ------
Total from Investment Activities                                                                       1.09
Distributions
   From net investment income                                                                         (0.09)
                                                                                                     ------
Total Distributions                                                                                   (0.09)
                                                                                                     ------
NET ASSET VALUE, END OF PERIOD                                                                       $11.00
                                                                                                     ------
Total Return (Excludes Sales Charge)                                                                  11.02%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                                                 $8,896
   Ratio of expenses to average net assets                                                             1.21%(c)
   Ratio of net investment income to average net assets                                                1.94%(c)
   Ratio of expenses to average net assets*                                                            1.89%(c)



                                                                                                 DEC. 10, 1996
                                                                   YEAR ENDED                       THROUGH
CLASS B                                                           JUNE 30, 1998                 JUNE 30, 1997(a)
-------                                                           -------------                 ----------------
   Ratio of net investment income to average net assets*                                             1.26%(c)
   Portfolio turnover(d)                                                                            18.07%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) INVESTOR BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of The One Group mutual funds which invest primarily in equity and fixed income securities.

INVESTMENT STRATEGY


The Fund invests 40% to 60% of its total assets in nine mutual funds of The One Group which invest primarily in equity securities, 40% to 60% of its total assets in five mutual funds of The One Group which invest primarily in fixed income securities, and up to 10% of its total assets in one money market fund of The One Group. The Fund also may hold cash and cash equivalents.


PORTFOLIO SECURITIES

The Fund will invest in the underlying mutual funds within the following range:


The One Group(R) Prime Money Market Fund                                0-10%
The One Group(R) Limited Volatility Bond Fund                           0-50%
The One Group(R) Intermediate Bond Fund                                 0-50%
The One Group(R) Income Bond Fund                                       0-50%
The One Group(R) Government Bond Fund                                   0-50%
The One Group(R) Ultra Short-Term Income Fund                           0-50%
The One Group(R) Disciplined Value Fund                                 0-30%
The One Group(R) International Equity Index Fund                        0-30%
The One Group(R) Large Company Growth Fund                              0-40%
The One Group(R) Large Company Value Fund                               0-50%
The One Group(R) Growth Opportunities Fund                              0-30%
The One Group(R) Value Growth Fund                                      0-40%
The One Group(R) Small Capitalization Fund                              0-30%
The One Group(R) Income Equity Fund                                     0-40%
The One Group(R) Equity Index Fund                                      0-40%


RISK CONSIDERATIONS

The Fund's investments are concentrated in other mutual funds, so the Fund's investment performance is directly related to the performance of those mutual funds. In addition, as a matter of fundamental policy, the Fund must allocate its investments primarily among the mutual funds. As a result, the Fund's investment flexibility is limited. The Fund may invest in a mutual fund which invests in medium or lower grade bonds, which can be volatile. See "Special Risk Considerations."

                              SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                  CLASS A      CLASS B         CLASS C         CLASS I
-----------------------------------                  -------      -------         -------         -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                 4.50%          none            none          none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                          none(2)      5.00%           1.00%          none
Redemption Fees                                        none          none            none          none
Exchange Fees                                          none          none            none          none
ANNUAL OPERATING EXPENSES
  (as a percentage of average daily
  net assets)(3)
Investment Advisory Fees                               .05%          .05%            .05%          .05%
12b-1 Fees (after fee waiver)(4)                       .25%         1.00%           1.00%          none
Other Expenses                                         .15%          .15%            .15%          .15%
Total Operating Expenses (after fee
  waivers)(5)                                          .45%         1.20%           1.20%          .20%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Due to 12b-1 fees, long term Class A, Class B, and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be .55% for Class A shares.


The Fund will indirectly pay a portion of the expenses incurred by the underlying funds. The following chart provides the expense ratio for each underlying fund in which the Fund invests (based on the current fund prospectus). Some of these expense ratios may include a voluntary reduction of investment advisory fees.

                                                                  EXPENSE
NAME OF UNDERLYING FUND                                            RATIO
-----------------------                                            -----
The One Group(R) Prime Money Market Fund                            .52%
The One Group(R) Limited Volatility Bond Fund                       .62%
The One Group(R) Intermediate Bond Fund                             .62%
The One Group(R) Income Bond Fund                                   .62%
The One Group(R) Government Bond Fund                               .69%
The One Group(R) Ultra Short-Term Income Fund                       .55%
The One Group(R) Disciplined Value Fund                            1.00%
The One Group(R) International Equity Index Fund                    .95%
The One Group(R) Large Company Growth Fund                         1.00%
The One Group(R) Large Company Value Fund                          1.00%
The One Group(R) Growth Opportunities Fund                         1.00%
The One Group(R) Value Growth Fund                                 1.00%
The One Group(R) Small Capitalization Fund                         1.05%
The One Group(R) Income Equity Fund                                1.00%
The One Group(R) Equity Index Fund                                  .50%

After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio for Class A shares is 1.25%, for Class B shares is 2.00%, for Class C shares is 2.00%, and for Class I shares is 1.00%.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charges; (2) 5% annual return; and
(3) redemption at the end of each time period.



                                                 1 YEAR           3 YEARS         5 YEARS           10 YEARS
                                                 ------           -------         -------           --------
Class A                                            $57              $83             $111              $189
Class A (without fee waiver)                       $59              $88             $119              $208
Class B                                            $70              $93             $128              $213
Class B (without fee waiver)                       $71              $95             $131              $223
Class C                                            $30              $63             $108              $233
Class C (without fee waiver)                       $31              $65             $111              $240
Class I                                            $10              $32             $ 55              $122
Class I (without fee waiver)                       $11              $34             $ 59              $131


Assuming no redemption at the end of the time period, the dollar amounts in the above example would be as follows:



                                                 1 YEAR           3 YEARS         5 YEARS           10 YEARS
                                                 ------           -------         -------           --------
Class A                                            $57              $83             $111              $189
Class A (without fee waiver)                       $59              $88             $119              $208
Class B                                            $20              $63             $108              $213
Class B (without fee waiver)                       $21              $65             $111              $223
Class C                                            $20              $63             $108              $233
Class C (without fee waiver)                       $21              $65             $111              $240
Class I                                            $10              $32             $ 55              $122
Class I (without fee waiver)                       $11              $34             $ 59              $131

Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 Years" examples above reflect the conversion.

These examples are designed to assist you in understanding the costs and expenses that may be directly or indirectly paid by investors in the Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

          THE ONE GROUP(R) INVESTOR BALANCED FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                                                   DEC. 10, 1996
                                                                   YEAR ENDED                        THROUGH,
CLASS I                                                          JUNE 30, 1998                  JUNE 30, 1997(a)
-------                                                          -------------                  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $ 10.00
Investment Activities
  Net investment income                                                                                  0.21
  Net realized and unrealized gains from investments                                                     0.63
Total from Investment Activities                                                                         0.84
Distributions
  From net investment income                                                                            (0.21)
                                                                                                      -------
Total Distributions                                                                                     (0.21)
                                                                                                      -------
NET ASSET VALUE, END OF PERIOD                                                                        $ 10.63
                                                                                                      =======
Total Return                                                                                             8.48%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                   $72,155
  Ratio of expenses to average net assets                                                                0.20%(c)
  Ratio of net investment income to average net assets                                                   3.84%(c)
  Ratio of expenses to average net assets*                                                               0.56%(c)
  Ratio of net investment income to average net assets*                                                  3.48%(c)
  Portfolio turnover(d)                                                                                 12.20%



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) INVESTOR BALANCED FUND FINANCIAL HIGHLIGHTS




                                                                                                   DEC. 10, 1996
                                                                   YEAR ENDED                        THROUGH,
 CLASS A                                                          JUNE 30, 1998                  JUNE 30, 1997(a)
 -------                                                          -------------                  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $10.00
                                                                                                      ------
Investment Activities
  Net investment income                                                                                 0.17
  Net realized and unrealized gains from investments                                                    0.66
Total from Investment Activities                                                                        0.83
Distributions
  From net investment income                                                                           (0.17)
                                                                                                      ------
Total Distributions                                                                                    (0.17)
                                                                                                      ------
NET ASSET VALUE, END OF PERIOD                                                                        $10.66
                                                                                                      ======
Total Return (Excludes Sales Charge)                                                                    8.41%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                   $2,176
  Ratio of expenses to average net assets                                                               0.47%(c)
  Ratio of net investment income to average net assets                                                  3.78%(c)
  Ratio of expenses to average net assets*                                                              1.12%(c)
  Ratio of net investment income to average net assets*                                                 3.13%(c)
  Portfolio turnover(d)                                                                                12.20%



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.




                                                                                                   DEC. 10, 1996
                                                                   YEAR ENDED                        THROUGH,
  CLASS B                                                         JUNE 30, 1998                  JUNE 30, 1997(a)
  -------                                                         -------------                  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                     -------
Investment Activities
  Net investment income                                                                                0.16
  Net realized and unrealized gains from investments                                                   0.65
Total from Investment Activities                                                                       0.81
Distributions
  From net investment income                                                                          (0.16)
                                                                                                     -------
Total Distributions                                                                                   (0.16)
                                                                                                     -------
NET ASSET VALUE, END OF PERIOD                                                                       $10.65
                                                                                                     =======
Total Return (Excludes Sales Charge)                                                                   8.22%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                  $5,672
  Ratio of expenses to average net assets                                                              1.22%(c)
  Ratio of net investment income to average net assets                                                 2.93%(c)



                                                                                                   DEC. 10, 1996
                                                                   YEAR ENDED                        THROUGH,
  CLASS B                                                         JUNE 30, 1998                  JUNE 30, 1997(a)
  -------                                                         -------------                  ----------------
  Ratio of expenses to average net assets*                                                            1.73%(c)
  Ratio of net investment income to average net assets*                                               2.42%(c)
  Portfolio turnover(d)                                                                              12.20%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) INVESTOR CONSERVATIVE GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks income and capital appreciation by investing primarily in a diversified group of The One Group mutual funds which invest primarily in equity and fixed income securities.

INVESTMENT STRATEGY


The Fund invests 20% to 40% of its total assets in nine mutual funds of The One Group which invest primarily in equity securities, 60% to 80% of its total assets in five mutual funds of The One Group which invest primarily in fixed income securities, and up to 10% of its total assets in one money market fund of The One Group. The Fund also may hold cash and cash equivalents.


PORTFOLIO SECURITIES

The Fund will invest in the underlying mutual funds within the following range:


The One Group(R) Prime Money Market Fund                                0-10%
The One Group(R) Limited Volatility Bond Fund                           0-70%
The One Group(R) Intermediate Bond Fund                                 0-70%
The One Group(R) Income Bond Fund                                       0-70%
The One Group(R) Government Bond Fund                                   0-70%
The One Group(R) Ultra Short-Term Income Fund                           0-70%
The One Group(R) Disciplined Value Fund                                 0-20%
The One Group(R) International Equity Index Fund                        0-20%
The One Group(R) Large Company Growth Fund                              0-20%
The One Group(R) Large Company Value Fund                               0-20%
The One Group(R) Growth Opportunities Fund                              0-20%
The One Group(R) Value Growth Fund                                      0-20%
The One Group(R) Small Capitalization Fund                              0-20%
The One Group(R) Income Equity Fund                                     0-20%
The One Group(R) Equity Index Fund                                      0-20%


RISK CONSIDERATIONS

The Fund's investments are concentrated in other mutual funds, so the Fund's investment performance is directly related to the performance of those mutual funds. In addition, as a matter of fundamental policy, the Fund must allocate its investments primarily among the mutual funds. As a result, the Fund's investment flexibility is limited. The Fund may invest in a mutual fund which invests in medium or lower grade bonds, which can be volatile. See "Special Risk Considerations."

                              SHAREHOLDER EXPENSES



SHAREHOLDERS TRANSACTION EXPENSES(1)                   CLASS A        CLASS B       CLASS C         CLASS I
------------------------------------                   -------        -------       -------         -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                   4.50%           none         none            none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                            none(2)       5.00%        1.00%            none
Redemption Fees                                          none           none         none            none
Exchange Fees                                            none           none         none            none
ANNUAL OPERATING EXPENSES)
  (as a percentage of average daily
  net assets)(3)
Investment Advisory Fees                                 .05%           .05%         .05%            .05%
12b-1 Fees (after fee waiver)(4)                         .25%          1.00%        1.00%            none
Other Expenses                                           .15%           .15%         .15%            .15%
Total Operating Expenses (after fee
  waivers)(5)                                            .45%          1.20%        1.20%            .20%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Except for purchases of $1 million or more. Please see "Sales Charges."


(3)      Expense information has been restated to reflect current fees.

(4) Due to 12b-1 fees, long term Class A, Class B, and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A.

(5) Without the voluntary reduction of 12b-1 fees, Total Operating Expenses would be .55% for Class A shares.


The Fund will indirectly pay a portion of the expenses incurred by the underlying funds. The following chart provides the expense ratio for each underlying fund in which the Fund invests (based on the current fund prospectus). Some of these expense ratios may include a voluntary reduction of investment advisory fees.

                                                                     EXPENSE
NAME OF UNDERLYING FUND                                               RATIO
-----------------------                                               -----
The One Group(R) Prime Money Market Fund                               .52%
The One Group(R) Limited Volatility Bond Fund                          .62%
The One Group(R) Intermediate Bond Fund                                .62%
The One Group(R) Income Bond Fund                                      .62%
The One Group(R) Government Bond Fund                                  .69%
The One Group(R) Ultra Short-Term Income Fund                          .55%
The One Group(R) Disciplined Value Fund                               1.00%
The One Group(R) International Equity Index Fund                       .95%
The One Group(R) Large Company Growth Fund                            1.00%
The One Group(R) Large Company Value Fund                             1.00%
The One Group(R) Growth Opportunities Fund                            1.00%
The One Group(R) Value Growth Fund                                    1.00%
The One Group(R) Small Capitalization Fund                            1.05%
The One Group(R) Income Equity Fund                                   1.00%
The One Group(R) Equity Index Fund                                     .50%

After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio for Class A shares is 1.18%, for Class B shares is 1.93%, for Class C shares is 1.93%, and for Class I shares is .93%.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charges; (2) 5% annual return; and
(3) redemption at the end of each time period.



                                                 1 YEAR           3 YEARS          5 YEARS          10 YEARS
                                                 ------           -------          -------          --------
Class A                                            $56              $81             $107              $182
Class A (without fee waiver)                       $59              $87             $118              $204
Class B                                            $70              $91             $124              $206
Class B (without fee waiver)                       $71              $94             $130              $220
Class C                                            $30              $61             $104              $225
Class C (without fee waiver)                       $31              $64             $110              $237
Class I                                            $ 9              $30             $ 51              $114
Class I (without fee waiver)                       $11              $33             $ 57              $127


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:



                                                 1 YEAR           3 YEARS          5 YEARS          10 YEARS
                                                 ------           -------          -------          --------
Class A                                            $56              $81             $107              $182
Class A (without fee waiver)                       $59              $87             $118              $204
Class B                                            $20              $61             $104              $206
Class B (without fee waiver)                       $21              $64             $110              $220
Class C                                            $20              $61             $104              $225
Class C (without fee waiver)                       $21              $64             $110              $237
Class I                                            $ 9              $30             $ 51              $114
Class I (without fee waiver)                       $11              $33             $ 57              $127

Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 Years" examples above reflect the conversion.

These examples are designed to assist you in understanding the costs and expenses that may be directly or indirectly paid by investors in the Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     THE ONE GROUP(R) INVESTOR CONSERVATIVE GROWTH FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.


                                                                                                   DEC. 10, 1996
                                                                   YEAR ENDED                        THROUGH,
CLASS I                                                          JUNE 30, 1998                  JUNE 30, 1997(a)
-------                                                          -------------                  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 10.00
                                                                                                     -------
Investment Activities
  Net investment income                                                                                 0.26
  Net realized and unrealized gains (losses) from investments                                           0.33
                                                                                                     -------
Total from Investment Activities                                                                        0.59
Distributions
  From net investment income                                                                           (0.26)
                                                                                                     -------
Total Distributions                                                                                    (0.26)
                                                                                                     -------
NET ASSET VALUE, END OF PERIOD                                                                       $ 10.33
                                                                                                     =======
Total Return                                                                                            6.00%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                  $15,038
  Ratio of expenses to average net assets                                                               0.20%(c)
  Ratio of net investment income to average net assets                                                  4.92%(c)
  Ratio of expenses to average net assets*                                                              1.46%(c)
  Ratio of net investment income to average net assets*                                                 3.66%(c)
  Portfolio turnover(d)                                                                                28.46%



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

THE ONE GROUP(R) INVESTOR CONSERVATIVE GROWTH FUND FINANCIAL HIGHLIGHTS



                                                                                                   DEC. 10, 1996
                                                                   YEAR ENDED                        THROUGH,
  CLASS A                                                         JUNE 30, 1998                  JUNE 30, 1997(a)
  -------                                                         -------------                  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $10.00
                                                                                                      ------
Investment Activities
  Net investment income                                                                                 0.22
  Net realized and unrealized gains (losses) from investments                                           0.32
                                                                                                      ------
Total from Investment Activities                                                                        0.54
Distributions
  From net investment income                                                                           (0.22)
                                                                                                      ------
Total Distributions                                                                                    (0.22)
                                                                                                      ------
NET ASSET VALUE, END OF PERIOD                                                                        $10.32
                                                                                                      ======
Total Return (Excludes Sales Charge)                                                                    5.46%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                   $1,299
  Ratio of expenses to average net assets                                                               0.47%(c)
  Ratio of net investment income to average net assets                                                  4.76%(c)
  Ratio of expenses to average net assets*                                                              3.05%(c)
  Ratio of net investment income to average net assets*                                                 2.18%(c)
  Portfolio turnover(d)                                                                                28.46%



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.



                                                                                                   DEC. 10, 1996
                                                                   YEAR ENDED                        THROUGH,
  CLASS B                                                         JUNE 30, 1998                  JUNE 30, 1997(a)
  -------                                                         -------------                  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $10.00
                                                                                                      ------
Investment Activities
  Net investment income                                                                                 0.19
  Net realized and unrealized gains (losses) from investments                                           0.33
                                                                                                      ------
Total from Investment Activities                                                                        0.52
Distributions
  From net investment income                                                                           (0.19)
                                                                                                      ------
Total Distributions                                                                                    (0.19)
                                                                                                      ------
NET ASSET VALUE, END OF PERIOD                                                                        $10.33
                                                                                                      ======
Total Return (Excludes Sales Charge)                                                                    5.30%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                                   $2,616
  Ratio of expenses to average net assets                                                               1.21%(c)
  Ratio of net investment income to average net assets                                                  4.06%(c)
  Ratio of expenses to average net assets*                                                              3.52%(c)



                                                                                                   DEC. 10, 1996
                                                                   YEAR ENDED                        THROUGH,
  CLASS B                                                         JUNE 30, 1998                  JUNE 30, 1997(a)
  -------                                                         -------------                  ----------------
  Ratio of net investment income to average net assets*                                                1.75%(c)
  Portfolio turnover(d)                                                                               28.46%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                              MORE ABOUT THE FUNDS

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

TEMPORARY DEFENSIVE POSITION


Banc One Investment Advisors may decide that because of market conditions the Funds should temporarily be invested in instruments other than the underlying mutual funds. Therefore, the Funds are permitted for temporary defensive purposes to invest up to 100% of their assets in short-term fixed income securities. These securities include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, repurchase agreements, bankers' acceptances, variable amount master demand notes and bank money market deposit accounts.


To the extent that the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objective.

SPECIAL RISK CONSIDERATIONS

Equity Funds Because equity funds invest primarily in equity securities, which fluctuate in value, the funds' shares will fluctuate in value. In addition, certain investment management techniques that the funds may use, such as the purchase and sale of futures, options and forward commitments, could expose the funds to potentially greater risk of loss than more traditional equity investments.

Fixed-Income Funds Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Index Funds An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the funds were not fully invested in such securities. Because of this, an index fund's share price can be volatile and you should be able to handle sudden, and sometimes substantial, fluctuation in the value of your investment.

International Funds Funds investing in foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs, and delayed settlements of transactions. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Finally, since the funds may invest in securities denominated in foreign currencies, changes in exchange rates may affect the value of investments in the funds.

Small Capitalization Funds Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than that of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the funds may be volatile and the net asset value of shares of the funds may fluctuate.


High Yield Bond Funds. High yield securities that are rated below investment grade or are unrated are commonly known as "junk bonds." These securities are considered speculative investments by major credit rating agencies. High yield bonds involve a greater risk of default and price volatility than U.S. government bonds and other high quality fixed-income securities. These debt instruments generally offer a higher current yield than that available from higher grade issuers, but typically involve greater risk. The yields on these bonds will fluctuate over time. Low rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturns or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

                      HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

o        The One Group Services Company, and

o Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?


o Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays:
         New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

o Purchase requests received by The One Group Services Company before 4:00 p.m. Eastern Time ("ET"), will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

o Purchase orders may be canceled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. ET (i) on the business day after the order is placed if you are buying Class I shares, and (ii) on the third business day if you are purchasing Class A, Class B and Class C shares.


o If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

o The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

o Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

o Class A, Class B and Class C shares are available to the general public.


o Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."


o If you intend to hold your shares for six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.

The One Group Fund Direct IRA. The One Group offers a retirement plan and, in 1999, may offer an education plan. These plans allow participants to defer taxes while their retirement and education savings grow. The education IRA requires a minimum investment of $500. Call The One Group Services Company at 1-800-480-4111 for an Adoption Agreement.


HOW MUCH DO SHARES COST?

o        Shares are sold at net asset value ("NAV") plus a sales charge, if any.

o Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

o NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.


o A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.       Decide how much you want to invest.

         o The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

         o Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

         o You may purchase no more than $250,000 of Class B shares at one time.

         o        The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


         Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (your name)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

o Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


o Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer, or initiate a wire transfer to the following wire address:

         State Street Bank & Trust Company
         Attn: Custody & Shareholder Services
         ABA 011 000 028
         DDA 99034167
         FBO The One Group Fund (ex: The One Group Investor Balanced Fund - A) Your Account Number (ex: 123456789)
         Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o You may revoke your right to make purchases over the telephone by sending a letter to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

o        Select the "Systematic Investment Plan" option on the Account
         Application Form.

o Provide the necessary information about the bank account from which your investments will be made.

o Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

o The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

o You may revoke your right to make systematic investments by calling The One Group Services Company at 1-800-480-4111 or by sending a letter to:

         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.


o You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any Federal income tax.


o Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

o If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

Sales Charges


The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from sales charges, 12b-1 fees and payment by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


Class A Shares

This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

                                                                     SALES CHARGE
                                             SALES CHARGE               AS A                   COMMISSION
                                             AS A % OF THE            % OF YOUR                 AS A % OF
AMOUNT OF PURCHASE                          OFFERING PRICE           INVESTMENT              OFFERING PRICE
------------------                           ---------------         ----------              --------------
Less than $100,000                                 4.50%                 4.71%                     4.05%
$100,000-$249,999                                  3.50%                 3.63%                     3.05%
$250,000-$499,999                                  2.50%                 2.56%                     2.05%
$500,000-$999,999                                  2.00%                 2.04%                     1.60%
$1,000,000*                                        0.00%                 0.00%                     0.00%

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

                                                          CDSC AS A % OF
                                                           DOLLAR AMOUNT
        YEARS SINCE PURCHASE                             SUBJECT TO CHANGE
        --------------------                             -----------------
                 0-1                                            5.00%
                 1-2                                            4.00%
                 2-3                                            3.00%
                 3-4                                            3.00%
                 4-5                                            2.00%
                 5-6                                            1.00%
             more than 6                                        0.00%

The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

                                                            CDSC AS A %
                                                         OF DOLLAR AMOUNT
        YEARS SINCE PURCHASE                             SUBJECT TO CHARGE
        --------------------                             -----------------
                 0-1                                            1.00%
                 After first year                               None

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

How the CDSC is Calculated

o The Fund assumes that all purchases made in a given month were made on the first day of the month.

o The CDSC is based on the current market value or the original cost of the shares, whichever is less.

o A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

o To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A Shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.

o If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of The Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to The One Group shares you receive in the reorganization.


12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

o        The 12b-1 fees vary by share class as follows:

         1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

         2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.


         3.       There are no 12b-1 fees for Class I shares.


o 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

o The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

o The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your Shareholder Servicing Agent. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

         o        The One Group.

         o        BANC ONE CORPORATION and its subsidiaries and affiliates.

         o The One Group Services Company and its subsidiaries and affiliates.

         o State Street Bank and Trust Company and its subsidiaries and affiliates.

         o Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

         o An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4.       Bought by:

         o Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

         o Accounts to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

         o Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

         o Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent on the books and record of the broker or agent.


5. Bought with proceeds from the sale of Class I shares of a Fund of The One Group or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including a Fund of The One Group, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.


7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8.       Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70-1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.       Acquired in exchange for Class B shares of other Funds of The One
         Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70-1/2.

5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.       Acquired in exchange for Class C shares of other Funds of The One
         Group.


7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111, or your Shareholder Servicing Agent.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

You may make the following exchanges:


o Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.

o Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.


o Class B shares of a Fund may be exchanged for Class B shares of another Fund of The One Group.

o Class C shares of a Fund may be exchanged for Class C shares of another Fund of The One Group.


The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.


The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.


WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:


o        State Street Bank and Trust Company receives the request by 4:00 p.m.
         ET.


o You have provided The One Group with all of the information necessary to process the exchange.

o You have received a current prospectus of the Fund or Funds in which you wish to invest.

o        You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:

o You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).


o        You will pay a sales charge if you bought Class A shares of a Fund:

         1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

         2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

o If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

         1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

         2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:


o An exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes.


o An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

o        You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

o To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

o Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

o In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

o You may redeem all or some of your shares on any day that the Funds are open for business.

o Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.


HOW DO I REDEEM SHARES?

o Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:


         The One Group
         c/o State Street Bank and Trust Company
         P.O. Box 8528
         Boston, MA 02266-8528


o        All requests for redemptions from IRA accounts must be in writing.

o You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

o State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

         1.       the redemption is for $50,000 worth of shares or less;

         2.       the redemption is payable to the shareholder of record;


         3. the redemption check is mailed to the shareholder at the record address; or

         4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


o On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

         1.       a designated commercial bank or

         2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?


o If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

o If you own Class B and Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

o Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

o Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o        REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

o        Select the "Systematic Withdrawal Plan" option on the Account
         Application Form.

o Specify the amount you wish to receive and the frequency of the payments.

o        You may designate a person other than yourself as the payee.

o        There is no charge for this service.

o        If you select this option, please keep in mind that:

         1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

         2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

         3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan.

         4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

o        All redemptions will be for cash.

o If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.

o Because of the high cost of handling small investments, The One Group charges a sub-minimum account fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

o        The One Group may suspend your ability to redeem when:
         1. Trading on the NYSE is restricted.
         2. The NYSE is closed (other than weekend and holiday closings).
         3. The SEC has permitted a suspension.
         4. An emergency exists.

         The Statement of Additional Information offers more detail about this process.

o You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax adviser before making a redemption.

                             SHAREHOLDER INFORMATION

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.


Banc One Corporation (100 East Broad Street, Columbus, Ohio, 43271), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940, to control the Funds. This is because as of July 30,1998, BANC ONE CORPORATION or its affiliates possessed the power to vote substantially all of the Class I shares of the Funds.


On that same date, the following shareholders owned 25% or more of the Class C shares of the Funds. As a consequence, they are considered to be controlling persons of Class C shares of the Funds.



                                                                 PERCENTAGE OF           TYPE OF
NAME AND ADDRESS                        FUND/CLASS               OWNERSHIP              OWNERSHIP
----------------                        ----------               ---------              ---------
Bank One TTEE                           Investor Growth            5.68%                  Record
Harrison Holding Corp 401K              Fund
C/O Banc One Investment Mgmt            Class A
Retirement Services - Daily R K
190 Heatherdown Drive
Westerville OH 43081-2868


Strafe & Co.                            Investor Growth           69.73%                  Record
C/O  Bank One Trust Co                  Fund I
Attn Mutual Funds                       Class
100 E Broad Street
Columbus OH  43215-3607


Strafe & Co                             Investor Growth &         81.94%                  Record
C/O Bank One Trust Co                   Income Fund
Attn Mutual Funds                       Class I
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co                             Investor Balanced         88.52%                  Record
C/O Bank One Trust Co                   Fund
Attn Mutual Funds                       Class I
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co                             Investor                  85.27%                  Record
C/O Bank One Trust Co                   Conservative
Attn Mutual Funds                       Growth Fund
100 E Broad Street                      Class I
Columbus OH 43215-3607

                                DIVIDEND POLICIES

DIVIDENDS

The Funds generally declare dividends monthly. Dividends are distributed on the first Business Day of each month. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.


DIVIDEND REINVESTMENT

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


SPECIAL DIVIDEND RULES FOR CLASS B SHARES


Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

                           TAX TREATMENT OF THE FUNDS


TAX STATUS OF THE FUND


Each Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no federal income tax on the earnings they distribute to shareholders.

                          TAX TREATMENT OF SHAREHOLDERS


TAXATION OF SHAREHOLDER TRANSACTIONS


A sale, exchange, or redemption of shares of the Funds generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.


TAXATION OF DISTRIBUTIONS

Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income (including, for this purpose, net short-term capital gains) will be taxable as ordinary income and dividends from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.


Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.


TAXATION OF RETIREMENT PLANS


Distributions by the Funds to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

                              SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

         REPORTING

         In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE FUNDS


Each Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Four of the Funds are described in this prospectus; the other Funds are described in separate prospectuses. Each Fund described in this prospectus is diversified. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES

The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.

THE ADVISOR


Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets. For the fiscal year ended June 30, 1998, the Funds paid investment advisory fees of less than 0.01% of the average daily net assets of The One Group Investor Conservative Growth Fund, and 0.025% , 0.014% and 0.024% of the average daily net assets of The One Group Investor Growth Fund, The One Group Investor Growth and Income Fund, and The One Group Investor Balanced Fund, respectively.


No single person is responsible for managing the assets of the Funds. Rather, investment decisions for the Funds are made by committee. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

THE DISTRIBUTOR

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives an annual fee of .10% of each Fund's average daily net assets, on the first $500,000,000 in Fund assets. The fee declines to .075% on net assets between $500,000,000 and $1 billion, and to .05% on assets over $1 billion. The fee is calculated daily and paid monthly. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN


State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statementing, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with The One Group's securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee for this service.

YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.



           DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES

                              INVESTMENT PRACTICES

The following is a brief description of the principal investment policies of the underlying funds.

THE ONE GROUP(R) PRIME MONEY MARKET FUND

The One Group(R) Prime Money Market Fund seeks current income with liquidity and stability of principal. The fund intends to comply with the regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the fund. Under these regulations, the fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and are treated as having a maturity of 397 days or less.

THE ONE GROUP(R) LIMITED VOLATILITY BOND FUND

The One Group(R) Limited Volatility Bond Fund seeks current income consistent with preservation of capital through investment in high and medium-grade fixed-income securities. The Fund normally invests at least 80% of total assets in debt securities of all types with short to intermediate maturities. Debt securities include bonds, notes and other obligations. At least 65% of the Fund's total assets will consist of bonds rated in one of the three highest investment grade categories at the time of investment, or if unrated, determined by Banc One Investment Advisors to be of comparable quality, and at least 65% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. Many investments will satisfy both requirements. Under normal market conditions, it is anticipated that the fund's average weighted maturity will range between one and five years. The fund may also purchase taxable or tax-exempt municipal securities. Up to 20% of the fund's total assets may be invested in preferred stocks.

THE ONE GROUP(R) INTERMEDIATE BOND FUND

The One Group(R) Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high and medium-grade fixed-income securities with intermediate maturities. The fund will normally invest at least 80% of total assets in debt securities of all types. Debt securities include bonds, notes and other obligations. At least 65% of the fund's total assets will consist of bonds rated in one of the three highest investment grade categories at the time of investment, or if unrated, determined by Banc One Investment Advisors to be of comparable quality, and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. Many investments will satisfy both requirements. The Fund also may invest in more speculative debt securities if they present attractive opportunities and are rated in the lowest investment grade category. The fund may also purchase taxable or tax-exempt municipal securities. Under normal market conditions, it is anticipated that the fund's average weighted maturity will range between three and ten years. Up to 20% of the fund's total assets may be invested in preferred stocks.

THE ONE GROUP(R) INCOME BOND FUND

The One Group(R) Income Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt securities. The Fund normally will invest at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. In addition, up to 30% of the Fund's total assets may be invested in convertible securities, preferred stock, loan participations and debt securities rated below investment grade or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating categories, for example, BB or lower by Standard & Poor's Corporation ("S&P") and Ba or lower by Moody's Investors Service, Inc. ("Moody's"), and are considered to have speculative characteristics. Even though it may invest in debt securities in all rating categories, the Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds. The Fund also may purchase taxable or tax-exempt municipal securities.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range between five and twenty years. The Fund may shorten its effective weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.


THE ONE GROUP(R) HIGH YIELD BOND FUND

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations. The Fund's weighted average maturity will normally range between five and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund normally invests at least 80% of the Fund's total assets in debt securities which are rated below investment grade or unrated, although the Fund may invest up to 100% of the Fund's total assets in such securities. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds," "below investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.), and are considered to be speculative. The Fund also may invest up to 20% of its total assets in other securities, including investment grade debt securities. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.


THE ONE GROUP(R) GOVERNMENT BOND FUND

The One Group(R) Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund will limit its investments to securities issued by the U.S. Government and its agencies and instrumentalities or related to securities issued by the U.S. Government and its agencies and instrumentalities. At least 65% of the total assets of the Fund will be invested in obligations guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or collateralized by mortgages that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The average weighted remaining maturity of the fund is expected to be between three and fifteen years, however, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions. The balance of the Fund's assets may be invested in debt securities and taxable or tax-exempt municipal securities.

THE ONE GROUP(R) ULTRA SHORT-TERM INCOME FUND

The One Group(R) Ultra Short-Term Income Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The Fund normally invests at least 80% of its total assets in debt securities of all types, including money market instruments. In addition, up to 20% of the fund's total assets may be invested in other securities, including preferred stock. The fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or collateralized by mortgages with periodic interest rate resets, some of which may be subject to repurchase agreements. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees as to timely payments. The fund also may purchase mortgage and interest rate swaps and interest rate floors and caps. The fund also may employ other investment techniques to enhance returns, such as loans of fund securities, mortgage dollar rolls, repurchase agreements, options contracts and reverse repurchase agreements. The Fund will maintain a maximum duration of approximately two years.

THE ONE GROUP(R) DISCIPLINED VALUE FUND

The One Group(R) Disciplined Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund will invest mainly in equity securities with below-market average price-to-earnings and price-to-book value ratios. The issuer's soundness and earnings prospects also will be considered. If Banc One Investment Advisors determines that a company's fundamentals are declining or that the company's ability to pay dividends has been impaired, it likely will eliminate the Fund's holding of the company's stock. The Fund normally invests at least 80% of the value of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks that are convertible into common stocks. The fund also may enter into options and futures transactions. The balance of the fund's assets will be held in cash equivalents.

THE ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND

The One Group(R) International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE GDP Index" or "EAFE GDP Index").(1) The Fund normally will invest at least 65% of the value of its total assets in foreign equity securities, which are representative of the Index and secondarily in stock index futures. The Fund's investments will consist of common stocks (including sponsored and unsponsored American Depository Receipts) and preferred stocks, securities convertible into common stocks (only if they are listed on registered exchanges or actively traded in the over-the-counter market), warrants and depository receipts. No more than 10% of the fund's net assets will be held in cash or cash equivalents. The fund may invest up to 10% of its net assets in securities of emerging international markets. A substantial portion of the fund's assets will be denominated in foreign currencies.

THE ONE GROUP(R) LARGE COMPANY GROWTH FUND

The One Group(R) Large Company Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund will normally invest at least 65%, of the value of its total assets in equity securities consisting of common stocks, warrants and any rights to purchase common stocks. To achieve its objective, the Fund will invest primarily in equity securities of large, well established companies with weighted average capitalization in excess of the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(2) The fund may invest the remainder of its assets in any combination of nonconvertible fixed income securities, repurchase agreements, options and futures contracts, securities issued by the U.S. government and its agencies and instrumentalities, and cash equivalents.

THE ONE GROUP(R) LARGE COMPANY VALUE FUND


The One Group(R) Large Company Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund will invest in equity securities of large capitalization companies that are believed to be selling below their long-term investment values. The average weighted market capitalization of the companies in which the Fund invests will normally exceed the median market capitalization of the S&P 500 Index. In addition, the Fund may invest in stock of companies which have "breakup" values well in excess of current market values or which have uniquely undervalued corporate assets. The Fund normally will invest at least 80% of the value of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks which are convertible into common stocks. The remainder of the fund's assets will be held in cash equivalents.


THE ONE GROUP(R) GROWTH OPPORTUNITIES FUND


The One Group(R) Growth Opportunities Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries. At least 80% of the value of its total assets will be invested in equity securities consisting of common stocks and debt securities and preferred stocks that are convertible into common stocks. The fund also may enter into options and futures transactions. The remainder of the fund's assets will be held in cash equivalents.

------------
(1) "MSCI EAFE GDP Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the fund.

THE ONE GROUP(R) VALUE GROWTH FUND


The One Group(R) Value Growth Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The Fund invests primarily in common stocks of overlooked or undervalued companies that have the potential for earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across varied capitalization levels targeting both value and growth oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. The Fund normally will invest at least 65% of the value of its total assets in securities with the characteristics described above. Although the fund intends to invest all of its assets in such securities, up to 35% of its total assets may be held in cash or invested in U.S. Government Securities, other investment grade fixed-income securities cash and cash equivalents.


THE ONE GROUP(R) SMALL CAPITALIZATION FUND


The One Group(R) Small Capitalization Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. The Fund invests primarily in a portfolio of common stocks, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small capitalization companies. Generally, Banc One Investment Advisors selects a portfolio of companies with a capitalization equivalent to the median market capitalization of the S&P Small-Cap 600 Index(3), although the Fund may occasionally hold securities of companies whose market capitalizations are considerably larger if doing so contributes to the Fund's investment objective. At least 65% of the value of the Fund's total assets normally will be invested in securities with the characteristics described above. Up to 35% of its total assets may be held in cash or invested in U.S. Government Securities, other investment grade fixed-income securities and cash equivalents.


THE ONE GROUP(R) INCOME EQUITY FUND

The One Group(R) Income Equity Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The Fund attempts to keep its yield above the S&P 500 Index by investing in common stocks of corporations which regularly pay dividends, although continued payment of dividends cannot be assured. The fund will invest primarily in stocks with favorable, long-term fundamental characteristics, but stocks of companies that are out of favor in the financial community also may be purchased. The Fund normally invests at least 80% of the value of its total assets in equity securities consisting of common stocks, and debt securities and preferred stocks which are convertible into common stocks. The Fund also may enter into options and futures transactions. The balance of the Fund's assets will be held in cash equivalents.

THE ONE GROUP(R) EQUITY INDEX FUND

The One Group(R) Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index. The Fund normally invests in many of the stocks which comprise the S&P 500 Index and secondarily in stock index futures. Cash reserves will not normally exceed 10% of the fund's net assets. The Advisor generally selects stocks for the Fund in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The percentage of the Fund's assets to be invested in each stock is approximately the same as the percentage it represents in the S&P 500 Index.

Details about each underlying fund's investment practices and the risks associated with those practices can be found in Appendix B.


                              INVESTMENT POLICIES

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.


(2) "Standard & Poor's 500" is a registered trademark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

(3) "Standard & Poor's Small-Cap 600" is a registered trademark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

Each Fund may not:

      1. Purchase an issuer's securities if as a result more then 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of any of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other registered investment companies and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets.

      2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

      3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
         (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies can be found in the Statement of Additional Information.

PORTFOLIO TURNOVER


Portfolio turnover may vary greatly from year to year as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 1998 is shown on the Financial Highlights.

                                   APPENDIX A

INVESTMENT PRACTICES

The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


FUND NAME                                                           FUND CODE
---------                                                           ---------
The One Group(R) Prime Money Market Fund                                 1
The One Group(R) Limited Volatility Bond Fund                            2
The One Group(R) Intermediate Bond Fund                                  3
The One Group(R) Income Bond Fund                                        4
The One Group(R) High Yield Bond Fund                                    5
The One Group(R) Government Bond Fund                                    6
The One Group(R) Ultra Short-Term Income Fund                            7
The One Group(R) Disciplined Value Fund                                  8
The One Group(R) International Equity Index Fund                         9
The One Group(R) Large Company Growth Fund                              10
The One Group(R) Large Company Value Fund                               11
The One Group(R) Growth Opportunities Fund                              12
The One Group(R) Value Growth Fund                                      13
The One Group(R) Small Capitalization Fund                              14
The One Group(R) Income Equity Fund                                     15
The One Group(R) Equity Index Fund                                      16




INSTRUMENT                                                                        FUND CODE         RISK TYPE
----------                                                                        ---------         ---------

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and                          1-16             Market
CUBES.

Treasury Receipts: TRS, TIGRs, and CATS.                                             1-16             Market

U.S. Government Agency Securities: Securities issued by agencies                     1-16             Market
and instrumentalities of the U.S. Government. These include                                           Credit
Ginnie Mae, Fannie Mae, and Freddie Mac.

Certificates Of Deposit: Negotiable instruments with a stated                      1-5, 7-16          Market
maturity.                                                                                             Credit
                                                                                                     Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in                         1-5, 7-16         Liquidity
exchange for the deposit of funds.                                                                    Credit
                                                                                                      Market

Common Stock: Shares of ownership of a company.                                    5, 7-16            Market

Repurchase Agreements: The purchase of a security and the                            1-16             Credit
simultaneous commitment to return the security to the seller at                                       Market
an agreed upon price on an agreed upon date. This is treated as                                      Liquidity
a loan.

Reverse Repurchase Agreement: The sale of a security and the                         1-16             Market
simultaneous commitment to buy the security back at an agreed                                        Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Fund.

INSTRUMENT                                                                        FUND CODE         RISK TYPE
----------                                                                        ---------         ---------
Securities Lending: The lending of up to 33 1/3% of a Fund's                         1-16            Credit
total assets. In return the Fund will receive cash, other securities,                                Market
and/or letters of credit.                                                                           Leverage

When-Issued Securities And Forward Commitments: Purchase or                          1-16            Market
contract to purchase securities at a fixed price for delivery at                                    Leverage
a future date.                                                                                      Liquidity

Investment Company Securities: Shares of other mutual funds,                       1-5, 7-16         Market
including money market funds of The One Group and shares of
other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

Convertible Securities: Bonds or preferred stock that convert to                   3-5, 7-16         Market
common stock.                                                                                        Credit

Call And Put Options: A call option gives the buyer the right to                     3-16          Management
buy, and obligates the seller of the option to sell, a security                                     Liquidity
at a specified price. A put option gives the buyer the right to                                      Credit
sell, and obligates the seller of the option to buy, a security                                      Market
at a specified price. The Funds will sell only covered call and                                     Leverage
secured put options.

Futures And Related Options: A contract providing for the future                     2-16          Management
sale and purchase of a specified amount of a specified security,                                     Market
class of securities, or an index at a specified time in the                                          Credit
future and at a specified price.                                                                    Liquidity
                                                                                                    Leverage

Real Estate Investment Trusts ("REITs"): Pooled investment                           2-16           Liquidity
vehicles which invest primarily in income producing real estate                                    Management
or real estate related loans or interest.                                                            Market
                                                                                                   Pre-payment
                                                                                                       Tax
                                                                                                    Regulatory

Bankers' Acceptances: Bills of exchange or time drafts drawn on                 1-5, 7, 8,           Credit
and accepted by a commercial bank. Maturities are generally six                    10-16            Liquidity
months or less.                                                                                      Market

Commercial Paper: Secured and unsecured short-term promissory                   1-5, 7, 8,           Credit
notes issued by corporations and other entities. Maturities                        10-16            Liquidity
generally vary from a few days to nine months.                                                       Market

Foreign Securities: Stocks or debt issued by foreign companies, as well          1-5, 7-15           Market
as commercial paper of foreign issuers and obligations of                                           Political
foreign banks, overseas branches of U.S. banks and supranational                                    Liquidity
entities. Includes American Depository Receipts.                                                     Foreign
                                                                                                   Investment

Restricted Securities: Securities not registered under the                       1-5, 7-15          Liquidity
Securities Act of 1933, such as privately placed commercial                                          Market
paper and Rule 144A securities.


Variable And Floating Rate Instruments: Obligations with                        1-8, 10-15           Market
interest rates which are reset daily, weekly, quarterly or some                                      Credit
other period and which may be payable to the Fund on demand.                                        Liquidity

Warrants: Securities, typically issued with preferred stock or                 1, 4, 5, 9-11,        Market
bonds, that give the holder the right to buy a proportionate                     13, 14, 16          Credit
amount of common stock at a specified price.





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
INSTRUMENT                                                                        FUND CODE         RISK TYPE
----------                                                                        ---------         ---------
Preferred Stock: A class of stock that generally pays a dividend                2-5, 9, 11,           Market
at a specified rate and has preference over common stock in the                   14, 15
payment of dividends and in liquidation.

Mortgage-Backed Securities: Debt obligations secured by real                        1-7             Pre-payment
estate loans and pools of loans. These include collateralized                                         Market
mortgage obligations ("CMOs"), Real Estate Investment Conduits                                        Credit
("REMICs"), and Stripped Mortgage-Backed Securities ("SMBS").                                       Regulatory

Demand Features: Securities that are subject to puts and standby                  1-5, 7              Market
commitments to purchase the securities at a fixed price (usually                                     Liquidity
with accrued interest) within a fixed period of time following                                      Management
demand by a Fund.

Asset-Backed Securities: Securities secured by company                            1-5, 7            Pre-payment
receivables, home equity loans, truck and auto loans, leases,                                         Market
credit card receivables and other securities backed by other                                          Credit
types of receivable or other assets.

Mortgage Dollar Rolls: A transaction in which a Fund sells                          2-7             Pre-payment
securities for delivery in a current month and simultaneously                                         Market
contracts with the same party to repurchase similar but not                                         Regulatory
identical securities on a specified future date.

Adjustable Rate Mortgage Loans ("ARMS"): Loans in a mortgage                        2-7             Pre-payment
pool which provide for a fixed initial mortgage interest rate                                         Market
for a specified period of time, after which the rate may be                                           Credit
subject to periodic adjustments.                                                                    Regulatory

Corporate Debt Securities: Corporate bonds and non-convertible                     3-5, 7             Market
debt securities.                                                                                      Credit

Swaps, Caps And Floors: A Fund may enter into these transactions                   2-16               Market
to manage its exposure to changing interest rates and other                                         Management
factors. Swaps involve an exchange of obligations by two                                              Credit
parties. Caps and floors entitle a purchaser to a principal                                          Liquidity
amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.

New Financial Products: New options and futures contracts, and                     3-16             Management
other financial products continue to be developed and the Fund                                        Credit
may invest in such options, contracts and products.                                                   Market
Liquidity

Structured Instruments: Debt securities issued by agencies and                      3-7               Market
instrumentalities of the U.S. government, banks, municipalities,                                     Liquidity
corporations and other businesses whose interest and/or                                             Management
principal payments are indexed to foreign currency exchange                                           Credit
rates, interest rates, or one or more other referenced indices.                                       Foreign
                                                                                                      Investment

Municipal Securities: Securities issued by a state or political                    2-5, 7             Market
subdivision to obtain funds for various public purposes.                                              Credit
Municipal securities include private activity bonds and                                              Political
industrial development bonds, as well as General Obligation                                             Tax
Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation
Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.

Obligations Of Supranational Agencies: Obligations of                                9                Credit
supranational agencies who are chartered to promote economic                                          Foreign
development and are supported by various governments and                                             Investment
governmental agencies.




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
INSTRUMENT                                                                        FUND CODE         RISK TYPE
----------                                                                        ---------         ---------
Currency Futures and Related Options: The Fund may engage in                         9              Management
transactions in financial futures and related options, which are                                     Liquidity
generally described above. The Fund will enter into these                                             Credit
transactions in foreign currencies and for hedging purposes                                           Market
only.                                                                                                Political
                                                                                                     Leverage
                                                                                                      Foreign
                                                                                                     Investment

Forward Foreign Exchange Transactions: Contractual agreement to                      9              Management
purchase or sell one specified currency for another currency at                                      Liquidity
a specified future date and price. The Fund will enter into                                           Credit
forward foreign exchange transactions for hedging purposes only.                                      Market
                                                                                                     Political
                                                                                                     Leverage
                                                                                                      Foreign
                                                                                                    Investment

Zero Coupon Debt Securities: Bonds and other debt that pay no                     2-5, 7              Credit
interest, but are issued at a discount from their value at                                            Market
maturity. When held to maturity, their entire returns equals the                                    Zero Coupon
difference between their issue price and their maturity value.

Zero-Fixed-Coupon Debt Securities: Zero-coupon debt securities                    2-5, 7              Credit
which convert on a specified date to interest-bearing debt                                            Market
securities.                                                                                         Zero Coupon

Stripped Mortgage-Backed Securities: Derivative multi-class                         3-7             Pre-payment
mortgage securities which are usually structured with two                                             Market
classes of shares that receive different proportions of the                                           Credit
interest and principal from a pool of mortgage assets. These Regulatory include IOs and POs. The Funds only invest in Stripped Mortgage
Backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Inverse Floating Rate Instruments: Leveraged floating rate debt                     3-7               Market
instruments with interest rates that reset in the opposite                                           Leverage
direction from the market rate of interest to which the inverse                                       Credit
floater is indexed.

Loan Participations And Assignments: Participations in, or                        2-5, 7              Credit
assignments of all or a portion of loans to corporations or to                                       Political
governments of the less developed countries ("LDCs").                                                 Foreign
                                                                                                     Investment
                                                                                                      Market
                                                                                                     Liquidity

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage                     2-5, 7              Credit
loans or mortgage pools which bear simple interest at fixed                                         Pre-payment
annual rates and have original terms ranging from 5 to 40 years.                                    Regulatory
                                                                                                      Market

Short-Term Funding Agreements: Investments in short-term funding                  1-5, 7              Credit
agreements issued by banks and highly rated U.S. insurance                                           Liquidity
companies such as Guaranteed Investment Contracts (GICs) and                                          Market
Bank Investment Contracts (BICs).

Standard & Poor's Depository Receipts ("SPDRs"): SPDRs represent                  8,10-16             Market
ownership  in a long-term unit investment trust that holds a portfolio common stocks designed to track the price performance and dividend yield of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the
S&P 500 Index stocks in the underlying portfolio, less trust expenses.



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
INSTRUMENT                                                                        FUND CODE         RISK TYPE
----------                                                                        ---------         ---------
Participation Interests: Investments in municipal securities,                        1                 Credit
including municipal leases, from financial institutions such as                                        Market
commercial and investment banks, savings and loan associations                                           Tax
and insurance companies. These interest may take the form of participations, beneficial interests in trusts, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from Federal Income Tax.





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                                INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will the value of the Fund's investments in the underlying funds. Ultimately, the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

o Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

o Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         o Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

         o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

o Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

o Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

o Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

o Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or



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         later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

o Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

o Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.


o        Zero coupon risk. The risk associated with changes in interest rates.
         The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This risk is similar to Market Risk, which is described above.




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                                   APPENDIX B

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Duff & Phelps Credit Rating Co. ("Duff")
----------------------------------------
D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity facts and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5 Issuer failed to meet scheduled principal and/interest payments.

Standard & Poor's Corporation ("S&P")
-------------------------------------
A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



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B                 Regarded as having significant speculative characteristics.
                  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
                   Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Fitch IBCA Limited ("Fitch")
----------------------------
F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

F3 Adequate capacity for timely repayment, but more susceptible to adverse changes business, economic or financial conditions than for obligations in higher categories.

B Capacity for timely repayment is uncertain and is susceptible to adverse changes in business, economic or financial conditions.


C                 High risk of default or which are currently in default.


Moody's Investors Service ("Moody's")
-------------------------------------
Prime-1           Superior ability for repayment.

Prime-2           Strong ability for repayment.

Prime-3 Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Does not fall within any of the Prime rating categories.


                           DESCRIPTION OF BANK RATINGS

Moody's
-------
These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.



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B        These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

D These banks possess adequate financial strength, but may be limited by one or more of the following factors: a vulnerable or developing business franchise; weak financial fundamentals; or an unstable operating environment.

E These banks possess very weak intrinsic financial strength, require periodic outside support or suggest an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a business franchise of questionable value; financial fundamentals that are seriously deficient in one or more respects; or a highly unstable operating environment.

                       DESCRIPTION OF TAXABLE BOND RATINGS

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB                Less vulnerable to nonpayment than other speculative issues.
                  However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC                Currently highly vulnerable to nonpayment.



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C                 Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's
-------
Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

      High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

Fitch
-----

Investment Grade

AAA Highest rating category. The obligor's capacity for timely repayment of principal and interest is extremely strong.

AA       The obligor's capacity for timely repayment is very strong.




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A        Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability for timely repayment is strong. However, adverse changes in business, economic, or financial conditions are more likely to affect the capacity for timely repayment than obligations in higher rated categories.

BBB The obligor's capacity for timely repayment of principal and interest is adequate. However, adverse changes in business, economic or financial conditions and circumstances, are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

BB Obligations for which capacity for timely repayment of principal and interest is uncertain. These obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

B The Obligor's capacity for timely repayment of principal and interest is uncertain. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions and these obligations are far more speculative than those in higher rated categories.

CC Obligations which are highly speculative or which have a high risk of default.

C        Obligations which are currently in default.




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                        DESCRIPTION OF INSURANCE RATINGS

Moody's
-------
These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded int he future.

B Insurance companies rated in this company offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

S&P
---
An insurer rated 'BBB' or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA EXTREMELY STRONG financial security characteristics. 'AAA' is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA VERY STRONG financial security characteristics, differing only slightly from those rated higher.

A STRONG financial security characteristics, but Is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.


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An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strength. 'BB' indicates the least degree of vulnerability within the range; 'CC' the highest.

BB MARGINAL financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B WEAK financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC VERY WEAK financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC EXTREMELY WEAK financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated 'R' has experienced a REGULATORY ACTION regarding solvency. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR NOT RATED, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-)
Following ratings from 'AA' to 'CCC' show relative standing within the major rating categories.


                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's
-------
MIG1 & VMIG1               Short-term municipal securities rated MIG1 or VMIG1
                           are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2               These Short-term municipal securities rated are of
                           high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3               Favorable quality. All security elements are
                           accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.


MIG4 & VMIG4               This denotes adequate quality protection commonly
                           regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is a specific risk.

SG This denotes speculative quality. Our instruments in this category each margins of protection.

S&P
---


An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.


                     DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's
-------
aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P
---
S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.


CCC Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


CC In arrears on dividends or sinking fund payments, but that is currently paying.

C        Nonpaying issue.

D        Nonpaying issue with the issuer in default on debt instruments.

N.R. No rating has been requested, insufficient information on which to base a rating, or Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-)
To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") ratings apply only to the unsecured commercial paper and other senior short-term and deposit obligations of entities to which the ratings have been assigned. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4             Non-investment grade and, therefore, speculative.


                      DESCRIPTION OF MUNICIPAL BOND RATINGS
            (INCLUDING FOREIGN, MORTGAGE AND ASSET-BACKED SECURITIES)


S&P
---


INVESTMENT GRADE

         AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

         AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

         A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

         BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

SPECULATIVE GRADE

         BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligations.

         B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

         CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

         CC       Currently highly vulnerable to non-payment.

         C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

         D        Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.


MOODY'S
-------


INVESTMENT GRADE

         Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

         Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 NON-INVESTMENT GRADE

         Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

         B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

         Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

         Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.


                             SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

         TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

         TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4    Non-investment grade and, therefore, speculative.

INVESTMENT ADVISOR AND SUB-ADMINISTRATOR
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

DISTRIBUTOR
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

ADMINISTRATOR
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
100 East Broad Street
Columbus, OH 43215

THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEB SITE (WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP(R).

                     THE ONE GROUP(R) FAMILY OF MUTUAL FUNDS

                               MONEY MARKET FUNDS

                               COMBINED PROSPECTUS


                                OCTOBER   , 1998



                    THE ONE GROUP(R) PRIME MONEY MARKET FUND

                  THE ONE GROUP(R) MUNICIPAL MONEY MARKET FUND

                THE ONE GROUP(R) OHIO MUNICIPAL MONEY MARKET FUND

           THE ONE GROUP(R) U.S. TREASURY SECURITIES MONEY MARKET FUND


         This prospectus describes four money market mutual funds with a variety of investment objectives, including current income, interest income exempt from Federal Income Tax, and interest income exempt from Federal Income Tax and Ohio Personal Income Tax. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

         PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


A BRIEF PREVIEW OF THE FUNDS                                               1
ABOUT THE FUNDS                                                            3
  The One Group(R) Prime Money Market Fund                                 3
  The One Group(R) Municipal Money Market Fund                             9
  The One Group(R) Ohio Municipal Money Market Fund                       13
  The One Group(R) U.S. Treasury Securities Money Market Fund             16

MORE ABOUT THE FUNDS                                                      20
HOW TO DO BUSINESS WITH THE ONE GROUP                                     21
  Purchasing Fund Shares                                                  21
  Sales Charges                                                           24
  Sales Charge Reductions and Waivers                                     26
  Exchanging Fund Shares                                                  27
  Redeeming Fund Shares                                                   28

SHAREHOLDER INFORMATION                                                   31
  Voting Rights                                                           31
  Dividend Policies                                                       33
  Tax Treatment of the Funds                                              34
  Tax Treatment of Shareholders                                           34
  Shareholder Inquiries                                                   35

ORGANIZATION AND MANAGEMENT OF THE FUNDS                                  36
  The Funds                                                               36
  The Board of Trustees                                                   36
  The Advisor                                                             36
  The Distributor                                                         36
  The Administrator and Sub-Administrator                                 36
  The Transfer Agent, Custodian and Sub-Custodian                         36

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES                38
  Investment Practices                                                    38
  Investment Risks                                                        40
  Investment Policies                                                     41

APPENDIX: DESCRIPTION OF RATINGS                                          43

                          A BRIEF PREVIEW OF THE FUNDS

WHAT ARE THE GOALS OF THE ONE GROUP MONEY MARKET FUNDS?


The Funds are designed for a variety of investment objectives, including current income, interest income exempt from Federal Income Tax, and interest income exempt from Federal Income Tax and Ohio Personal Income Tax. Each Fund pursues a different objective and involves different risks. All of the Funds will use their best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so. Please read about each Fund before investing.


WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?

The Funds will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. The Funds intend to comply with Rule 2a-7 under the Investment Company Act of 1940.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


The Funds invest in securities that are backed by "credit enhancements" such as letters of credit. The value of investments in the Funds could decrease if the credit quality of the credit enhancement provider declines. The Prime Money Market Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed income securities. In addition, the Prime Money Market Fund invests in U.S. dollar denominated foreign securities which may expose the Fund to risks that are different from investments in U.S. Securities. The Ohio Municipal Money Market Fund is a non-diversified fund which expose investors to special risks. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Funds" and "Investment Risks."


WHAT CLASSES OF SHARES ARE AVAILABLE?

Each Fund currently offers Class A, Class C and Class I shares. Class A and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. Class I shares are not available to Individual
Retirement Accounts ("IRA").

The Prime Money Market Fund and the U.S. Treasury Securities Money Market Fund also offer Class B and Service Class shares. Class B shares are offered to the general public. Service Class shares are offered to entities purchasing such shares on behalf of investors requiring additional administrative or accounting services such as sweep processing. The section called "How To Do Business With The One Group" will provide more information.

HOW DO I PURCHASE AND REDEEM SHARES?

You may buy and redeem shares of the Funds on any day that the Funds are open for business. Class C Shares are not available for purchase in all of the Funds. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID?

Generally, dividends are declared on each business day and are distributed periodically. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS?

Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Funds. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

THE ONE GROUP(R) PRIME MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund is a diversified money market fund that seeks current income with liquidity and stability of principal.

PORTFOLIO SECURITIES

The Fund invests exclusively in high quality money market instruments. These instruments include U.S. Treasury obligations, obligations issued or guaranteed by U.S. agencies or instrumentalities, mortgage-backed securities, commercial paper, bank obligations and deposit notes. The Fund also may invest in commercial paper issued by foreign issuers. The Fund may invest up to 10% of its net assets in illiquid investments such as certain restricted securities and private placements. The Fund also engages in securities lending. For a list of all of the securities in which the Fund may invest, please read "Investment Policies."

RISK CONSIDERATIONS


The Fund invests in securities that are backed by "credit enhancements" such as letters of credit. The value of your investment in the Fund could decrease if the value of the securities in the portfolio decreases in response to declining credit quality of a credit enhancement provider. The Fund also invests in U.S. dollar denominated foreign investments which involve risks that are different from investments in U.S. companies. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More About the Funds" and "Investment Risks."

SHAREHOLDER EXPENSES


                                                                                           Service
SHAREHOLDER TRANSACTION EXPENSES)(1)                   CLASS A      CLASS B     CLASS C     CLASS       CLASS I
------------------------------------                   -------      -------     -------     -----       -----
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)                                        none         none        none      none        none
Maximum Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable)                                            none        5.00%       1.00%      none        none
Redemption Fees                                          none         none        none      none        none
Exchange Fees                                            none         none        none      none        none
ANNUAL OPERATING EXPENSES(2)
  (as a percentage of average daily
  net assets)

Investment Advisory Fees                                 .35%         .35%        .35%      .35%        .35%
12b-1 Fees (after fee waiver)(3)                         .25%        1.00%       1.00%      .55%        none
Other Expenses                                           .17%         .17%        .17%      .17%        .17%
Total Fund Operating Expenses
  (after fee waivers)(4)                                 .77%        1.52%       1.52%     1.07%        .52%


(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Expense information has been restated to reflect current fees.


(3) Due to 12b-1 fees, long-term Class A, Class B, Class C and Service Class shareholders may pay more than the equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .75% for Service Class shares.

(4) Without a voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.27% for Service Class shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Class A                                              8                 25               43                95
Class B                                             65                 78              103               161
Class C                                             25                 48               83               181
Class I                                              5                 17               29                65


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                  1 Year            3 Years          5 Years          10 Years
                                                  ------            -------          -------          --------
Class A                                              8                 25               43                95
Class B                                             15                 48               83               161
Class C                                             15                 48               83               181
Class I                                              5                 17               29                65


Class B shares automatically convert to Class A shares after eight years. Therefore, the "10 years" examples above reflect this conversion.


Because of the nature of the shares, shareholders are not expected to remain in Service Class shares for more than a very limited period of time. However, a shareholder investing in the Service Class shares on a continual basis for a period of one month would pay $1, three months would pay $3, one year would pay $11. Without the voluntary fee reduction, that shareholder would pay $1 after one month, $3 after three months, and $13 after one year.


These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE ONE GROUP(R) PRIME MONEY MARKET FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                     YEARS ENDED JUNE 30,
                                                                     --------------------
         Class I                 1998          1997        1996        1995          1994         1993       1992
         -------                 ----          ----        ----        ----          ----         ----       ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                                 $    1.000  $    1.000  $    1.000     $    1.000    $  1.000  $  1.000
Investment Activities
  Net investment income                          0.051       0.054       0.052          0.031       0.030     0.045
                                            ----------  ----------  ----------     ----------    --------  --------
Less: Distributions
  Net investment income                         (0.051)     (0.054)     (0.052)        (0.031)     (0.030)   (0.045)
                                            ----------  ----------  ----------     ----------    --------  --------
NET ASSET VALUE, END OF PERIOD              $    1.000  $    1.000  $    1.000     $    1.000    $  1.000  $  1.000
                                            ==========  ==========  ==========     ==========    ========  ========
Total Return                                      5.20%       5.49%       5.34%          3.19%       3.09%     4.64%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)                                   $2,563,768  $2,186,562  $1,965,416     $1,600,876    $979,275  $946,504
  Ratio of expenses to average
    net assets                                    0.48%       0.44%       0.41%          0.40%       0.44%     0.59%
  Ratio of net investment
    income to average net
    assets                                        5.08%       5.34%       5.27%          3.18%       3.05%     4.49%
  Ratio of expenses to average
    net assets*                                   0.56%       0.55%       0.57%          0.59%       0.62%     0.76%
  Ratio of net investment
    income average net assets*                    5.00%       5.23%       5.12%          2.99%       2.87%     4.32%



Class I                                        1991          1990
-------                                        ----          ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                                  $  1.000      $  1.000
Investment Activities
  Net investment income                         0.069         0.080
                                             --------      --------
Less: Distributions
  Net investment income                        (0.069)       (0.080)
                                             --------      --------
NET ASSET VALUE, END OF PERIOD               $  1.000      $  1.000
                                             ========      ========
Total Return                                     7.12%         8.33%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)                                    $760,726      $562,680
  Ratio of expenses to average
    net assets                                   0.68%         0.64%
  Ratio of net investment income
    to average net assets                        6.86%         8.02%
  Ratio of expenses to average
    net assets*                                  0.83%         0.79%
  Ratio of net investment income
    average net assets*                          6.71%         7.87%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                                          YEARS ENDED JUNE 30,
                                                                          --------------------
         CLASS A                      1998         1997       1996        1995         1994        1993      1992(a)
         -------                      ----         ----       ----        ----         ----        ----      -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                     $  1.000    $  1.000    $  1.000      $ 1.000     $ 1.000     $ 1.000
                                                --------    --------    --------      -------     -------     -------
Investment Activities
  Net investment income                            0.048       0.051       0.050        0.027       0.030       0.013
                                                --------    --------    --------      -------     -------     -------
Less: Distributions
  Net investment income                           (0.048)     (0.051)     (0.050)      (0.027)     (0.030)     (0.013)
                                                --------    --------    --------      -------     -------     -------
NET ASSET VALUE, END OF PERIOD                  $  1.000    $  1.000    $  1.000      $ 1.000     $ 1.000     $ 1.000
                                                ========    ========    ========      =======     =======     =======
Total Return                                        4.94%       5.22%       5.08%        2.93%       2.83%       3.51%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)                                       $332,646    $315,374    $201,968      $74,759     $61,106     $   511
  Ratio of expenses to average
    net assets                                      0.73%       0.69%       0.67%        0.65%       0.65%       0.79%(b)
  Ratio of net investment income
    to average net assets                           4.83%       5.09%       5.02%        2.92%       2.67%       3.40%(b)
  Ratio of expenses to average
    net assets*                                     0.91%       0.90%       0.92%        0.90%       0.99%       0.94%(b)
  Ratio of net investment income
    to average net assets*                          4.65%       4.88%       4.77%        2.67%       2.33%       3.25%(b)


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class A Shares commenced offering on February 18, 1992. (b) Annualized.

                                                   YEARS ENDED JUNE 30, 1998
                                                   -------------------------

                                                                                 NOVEMBER 21,
                                                                                      TO
         CLASS B                                                               JUNE 30, 1997(a)
         -------                                                               ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 1.000
                                                                                   -------
Investment Activities
  Net investment income                                                              0.026
                                                                                   -------
Less: Distributions
  Net investment income                                                             (0.026)
                                                                                   -------
NET ASSET VALUE, END OF PERIOD                                                     $ 1.000
                                                                                   =======
Total Return (excludes sales charge)                                                  2.63%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                $   618
  Ratio of expenses to average net assets                                             1.51%(c)
  Ratio of net investment income to average net assets                                4.16%(c)
  Ratio of expenses to average net assets*                                            1.59%(c)
  Ratio of net investment income to average net assets*                               4.08%(c)

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

THE ONE GROUP(R) MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund is a diversified fund that seeks as high a level of current interest income exempt from Federal income tax as is consistent with capital preservation and stability of principal.

PORTFOLIO SECURITIES

As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities. These are securities issued by or on behalf of the states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. These municipal securities produce interest that, in the opinion of bond counsel for the issuer, is exempt from Federal income tax. However, the Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the Federal alternative minimum tax. If you are subject to the Federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in securities that are backed by "credit enhancements" such as letters of credit. The value of your investment in the Fund could decrease if the value of the securities in the portfolio decreases in response to declining credit quality of a credit enhancement provider. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More Information about the Funds" and "Investment Risks."

SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                                 CLASS A          CLASS C          CLASS I
-----------------------------------                                 -------          -------          -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)                                        none             none            none
Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or
  redemption proceeds, as applicable)                                  none            1.00%            none
Redemption Fees                                                        none             none            none
Exchange Fees                                                          none             none            none
ANNUAL OPERATING EXPENSES(2)
  (as a percentage of average daily net assets)
Investment Advisory Fees (after fee waiver)(3)                         .27%             .27%            .27%
12b-1 Fees(4)                                                          .25%            1.00%            none
Other Expenses                                                         .20%             .20%            .20%
Total Fund Operating Expenses (after fee waiver)(5)                    .72%            1.47%            .47%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Expense information has been restated to reflect current fees.

(3) Without a fee waiver, Investment Advisory Fees would be .35% for all classes of shares.

(4) Due to 12b-1 fees, long-term Class A and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers.


(5) Total Operating Expenses have been revised to reflect fee waivers. Without a voluntary reduction of Investment Advisory fees, Total Operating Expenses would be .80% for Class A shares, 1.55% for Class C shares and .55% for Class I shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                 1 YEAR            3 YEARS          5 YEARS           10 YEARS
                                                 ------            -------          -------           --------
Class A                                             7                 23               40                 89
Class A (without fee waiver)                        8                 26               44                 99
Class C                                            25                 46               80                176
Class C (without fee waiver)                       26                 49               84                185
Class I                                             5                 15               26                 59
Class I (without fee waiver)                        6                 18               31                 69


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                 1 YEAR            3 YEARS          5 YEARS           10 YEARS
                                                 ------            -------          -------           --------
Class A                                             7                 23               40                 89
Class A (without fee waiver)                        8                 26               44                 99
Class C                                            15                 46               80                176
Class C (without fee waiver)                       16                 49               84                185
Class I                                             5                 15               26                 59
Class I (without fee waiver)                        6                 18               31                 69


These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE ONE GROUP(R) MUNICIPAL MONEY MARKET FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                               YEARS ENDED JUNE 30,
                                                                               --------------------
             Class I                 1998        1997      1996       1995     1994      1993        1992      1991       1990
             -------                 ----        ----      ----       ----     ----      ----        ----      ----       ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                                    $  1.000  $  1.000   $  1.000  $  1.000  $  1.000    $  1.000  $  1.000  $  1.000
                                               --------  --------   --------  --------  --------    --------  --------  --------
Investment Activities
  Net investment income                           0.031     0.033      0.032     0.021     0.021       0.034     0.050     0.057
                                               --------  --------   --------  --------  --------    --------  --------  --------
Less: Distributions
  Net investment income                          (0.031)   (0.033)    (0.032)   (0.021)   (0.021)     (0.034)   (0.050)   (0.057)
                                               --------  --------   --------  --------  --------    --------  --------  --------
NET ASSET VALUE, END OF PERIOD                 $  1.000  $  1.000   $  1.000  $  1.000  $  1.000    $  1.000  $  1.000  $  1.000
                                               ========  ========   ========  ========  ========    ========  ========  ========
Total Return                                       3.19%     3.34%      3.28%     2.16%     2.15%       3.47%     5.17%     5.82%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)            $467,420  $459,807   $437,743  $352,702  $175,277    $170,961  $166,200  $145,712
  Ratio of expenses to average net
    assets                                         0.43%     0.41%      0.41%     0.40%     0.46%       0.43%     0.32%     0.36%
  Ratio of net investment income to
    average net assets                             3.16%     3.29%      3.26%     2.13%     2.12%       3.41%     5.04%     5.66%
  Ratio of expenses to average net
    assets*                                        0.55%     0.59%      0.59%     0.60%     0.66%       0.80%     0.67%     0.76%
  Ratio of net investment income to
    average net assets*                            3.04%     3.11%      3.08%     1.93%     1.92%       3.04%     4.69%     5.26%



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


                                                                 YEARS ENDED JUNE 30,
                                                                 --------------------
             CLASS A                        1998        1997      1996       1995      1994      1993      1992(a)
             -------                        ----        ----      ----       ----      ----      ----      -------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                              $  1.000  $  1.000   $  1.000   $  1.000  $  1.000   $ 1.000
                                                      --------  --------   --------   --------  --------   -------
Investment Activities
  Net investment income                                  0.029     0.030      0.030      0.021     0.019     0.009
                                                      --------  --------   --------   --------  --------   -------
Less: Distributions
  Net investment income                                 (0.029)   (0.030)    (0.030)    (0.021)   (0.019)   (0.009)
                                                      --------  --------   --------   --------  --------   -------
NET ASSET VALUE, END OF PERIOD                        $  1.000  $  1.000   $  1.000   $  1.000  $  1.000   $ 1.000
                                                      ========  ========   ========   ========  ========   =======
Total Return                                              2.97%     3.08%      3.02%      1.96%     1.89%     2.48%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)                                             $ 48,185  $ 50,720   $ 56,518   $ 41,595  $ 18,932   $   122
  Ratio of expenses to average
    net assets                                            0.68%     0.66%      0.66%      0.65%     0.66%     0.84%(b)
  Ratio of net investment income
    to average net assets                                 2.91%     3.04%      3.01%      1.92%     1.82%     2.44%(b)
  Ratio of expenses to average
    net assets*                                           0.90%     0.94%      0.94%      0.91%     1.01%     0.99%(b)
  Ratio of net investment income
    to average net assets*                                2.69%     2.76%      2.73%      1.66%     1.47%     2.29%(b)


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class A shares commenced offering on February 18, 1992. (b) Annualized.

THE ONE GROUP(R) OHIO MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund is a non-diversified money market fund that seeks as high a level of current interest income exempt from Federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

PORTFOLIO SECURITIES

The Fund will invest at least 80% of its total assets in Ohio municipal securities. These are securities issued by or on behalf of the State of Ohio and its political subdivisions, agencies, instrumentalities and authorities. Ohio municipal securities produce interest that, in the opinion of bond counsel for the issuer, is exempt from both Federal income tax and Ohio personal income tax. The Fund also may invest up to 20% of its total assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from Federal income tax. The Fund has the ability to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that is subject to the Federal alternative minimum tax. If you are subject to the Federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest. Finally, the Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

Because of the relatively small number of issuers of Ohio municipal securities, the Fund's performance is effected to a greater extent by the success of one or a few issuers than is the performance of a diversified fund. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More About the Funds" and "Investment Risks."

SHAREHOLDER EXPENSES



SHAREHOLDER TRANSACTION EXPENSES(1)                                CLASS A         CLASS C             CLASS I
-----------------------------------                                -------         -------             -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                 none            none               none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price
  or redemption proceeds, as applicable)                              none           1.00%               none
Redemption Fees                                                       none            none               none
Exchange Fees                                                         none            none               none
ANNUAL OPERATING EXPENSES(2)
  (as a percentage of average daily net assets)
Investment Advisory Fees (after fee waiver)(3)                        .27%            .27%               .27%
12b-1 Fees(4)                                                         .25%           1.00%               none
Other Expenses                                                        .18%            .18%               .18%
Total Fund Operating Expenses (after fee
  waivers)(5)                                                         .70%           1.45%               .45%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Expense information has been restated to reflect current fees.

(3) Without a fee waiver, Investment Advisory Fees would be .30% for all classes of shares.

(4) Due to 12b-1 fees, long-term Class A and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers.


(5) Total Operating Expenses have been revised to reflect fee waivers. Without a voluntary reduction of Investment Advisory Fees, Total Operating Expenses would be .73% for Class A shares, 1.48% for Class C shares and .48% for Class I shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                    1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                                    ------          -------          -------          --------
Class A                                                7               22               39                87
Class A (without fee waivers)                          7               23               41                91
Class C                                               25               46               79               174
Class C (without fee waivers)                         25               47               81               177
Class I                                                5               14               25                57
Class I (without fee waivers)                          5               15               27                60


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                   1 YEAR           3 YEARS          5 YEARS          10 YEARS
                                                   ------           -------          -------          --------
Class A                                               7                22               39                87
Class A (without fee waivers)                         7                23               41                91
Class C                                              15                46               79               174
Class C (without fee waiver)                         15                47               81               177
Class I                                               5                14               25                57
Class I (without fee waivers)                         5                15               27                60


These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     THE ONE GROUP(R) OHIO MUNICIPAL MONEY MARKET FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.




                                                                    YEARS ENDED JUNE 30,                    JUNE 9,
                                                                    --------------------      JUNE 30,      1993 TO
                Class I                  1998       1997           1996           1995          1994        1993(a)
                -------                  ----       ----           ----           ----          ----        -------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 1.000        $ 1.000        $ 1.000       $ 1.000     $ 1.000
                                                   -------        -------        -------       -------     -------
Investment Activities
  Net investment income                              0.032          0.033          0.032         0.022       0.013
                                                   -------        -------        -------       -------     -------
Less: Distributions
  Net investment income                             (0.032)        (0.032)        (0.032)       (0.022)     (0.013)
  In excess of net investment income                    --         (0.001)            --            --          --
Total Distributions                                 (0.032)        (0.033)        (0.032)       (0.022)     (0.013)
                                                   -------        -------        -------       -------     -------
NET ASSET VALUE, END OF PERIOD                     $ 1.000        $ 1.000        $ 1.000       $ 1.000     $ 1.000
                                                   =======        =======        =======       =======     =======
Total Return                                          3.22%          3.34%          3.20%         2.25%       2.14%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                $56,442        $55,915        $51,806       $55,375     $ 3,500
  Ratio of expenses to average net
    assets                                            0.40%          0.41%          0.41%         0.34%       0.08%(b)
  Ratio of net investment income to
    average net assets                                3.17%          3.19%          3.13%         2.29%       2.07%(b)
  Ratio of expenses to average net
    assets*                                           0.53%          0.71%          0.60%         0.57%       0.51%(b)
  Ratio of net investment income to
    average net assets*                               3.04%          2.89%          2.94%         2.06%       1.64%(b)



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Annualized.



                                                                    YEARS ENDED JUNE 30,                    JUNE 9,
                                                                    --------------------      JUNE 30,      1993 TO
                CLASS A                  1998       1997           1996           1995          1994        1993(a)
                -------                  ----       ----           ----           ----          ----        -------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 1.000        $ 1.000        $ 1.000       $ 1.000     $ 1.000
                                                   -------        -------        -------       -------     -------
Investment Activities
  Net investment income                              0.029          0.030          0.029         0.021       0.009
                                                   -------        -------        -------       -------     -------
Less: Distributions
  Net investment income                             (0.029)        (0.029)        (0.029)       (0.021)     (0.009)
  In excess of net investment income                    --         (0.001)            --            --          --
                                                   -------        -------        -------       -------     -------
Total Distributions                                 (0.029)        (0.030)        (0.029)       (0.021)     (0.009)
                                                   -------        -------        -------       -------     -------
NET ASSET VALUE, END OF PERIOD                     $ 1.000        $ 1.000        $ 1.000       $ 1.000     $ 1.000
                                                   =======        =======        =======       =======     =======
Total Return                                          2.96%          3.08%          2.98%         2.09%       2.34%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                $30,479        $41,132        $35,790       $37,356     $25,125
  Ratio of expenses to average net
    assets                                            0.65%          0.66%          0.63%         0.44%       0.26%(b)
  Ratio of net investment income to
    average net assets                                2.90%          2.94%          2.91%         2.05%       2.03%(b)
  Ratio of expenses to average net
    assets*                                           0.88%          1.06%          0.95%         0.94%       0.92%(b)
  Ratio of net investment income to
    average net assets*                               2.67%          2.54%          2.59%         1.55%       1.37%(b)



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Annualized.

THE ONE GROUP(R) U.S. TREASURY SECURITIES MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund is a diversified money market fund that seeks current income with liquidity and stability of principal.

PORTFOLIO SECURITIES

The Fund will invest exclusively in short-term U.S. Treasury obligations including repurchase agreements collateralized by such Treasury obligations and when-issued securities. The Fund also engages in securities lending. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

Before you invest, please read "More About the Funds" and "Investment Risks."


SHAREHOLDER EXPENSES


                                                                                          SERVICE
SHAREHOLDER TRANSACTION EXPENSES(1)              CLASS A       CLASS B      CLASS C        CLASS       CLASS I
-----------------------------------              -------       -------      -------        -----       -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)               none          none         none         none        none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                       none         5.00%        1.00%         none        none
Redemption Fees                                     none          none         none         none        none
Exchange Fees                                       none          none         none         none        none
ANNUAL OPERATING EXPENSES(2)
  (as a percentage of average daily
  net assets)
Investment Advisory Fees                            .35%          .35%         .35%         .35%        .35%
12b-1 Fees (after fee waiver)(3)                    .25%         1.00%        1.00%         .55%        none
Other Expenses                                      .17%          .17%         .17%         .17%        .17%
Total Fund Operating Expenses
  (after fee waivers)(4)                            .77%         1.52%        1.52%        1.07%        .52%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)      Expense information has been restated to reflect current fees.


(3) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be .75% for Service Class shares.

(4) Total Operating Expenses have been revised to reflect fee waivers. Without a voluntary reduction of 12b-1 fees, Total Operating Expenses would be 1.27% for Service Class shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Class A                                               8                25               43                95
Class B                                              65                78              103               161
Class C                                              25                48               83               181
Class I                                               5                17               29                65


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Class A                                               8                25               43                 95
Class B                                              15                48               83                161
Class C                                              15                48               83                181
Class I                                               5                17               29                 65

Because of the nature of the shares, shareholders are not expected to remain in Service Class shares for more than a very limited period of time. However, a shareholder investing in the Service Class shares on a continual basis for a period of one month would pay $1, three months would pay $3, and one year would pay $11. Without the voluntary fee reduction, that shareholder would pay $1 after one month, $3 after three months, and $13 after one year.


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE ONE GROUP(R) U.S. TREASURY SECURITIES MONEY MARKET FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.



                                                                             YEARS ENDED JUNE 30,
                                                                             --------------------
              Class I             1998       1997              1996          1995          1994         1993         1992
              -------             ----       ----              ----          ----          ----         ----         ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                                $    1.000       $    1.000     $    1.000     $  1.000     $  1.000     $  1.000
                                           ----------       ----------     ----------     --------     --------     --------
Investment Activities
  Net investment income                         0.050            0.052          0.050        0.030        0.029        0.043
                                           ----------       ----------     ----------     --------     --------     --------
Less: Distributions
  Net investment income                         (0.050)(a)      (0.052)        (0.050)      (0.030)      (0.029)      (0.043)
                                           ----------       ----------     ----------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD             $    1.000       $    1.000     $    1.000     $  1.000     $  1.000     $  1.000
                                           ==========       ==========     ==========     ========     ========     ========
Total Return                                     5.07%            5.34%          5.07%        3.01%        2.89%        4.40%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)                                  $2,243,376       $1,844,590     $1,178,091     $969,326     $492,862     $410,146
  Ratio of expenses to
    average net assets                           0.46%            0.42%          0.41%        0.40%        0.45%        0.55%
  Ratio of net investment
    income to average net
    assets                                       4.95%            5.17%          4.96%        3.02%        2.85%        4.25%
  Ratio of expenses to average
    net assets*                                  0.57%            0.56%          0.59%        0.58%        0.67%        0.77%
  Ratio of net investment
    income to average net
    assets*                                      4.84%            5.03%          4.78%        2.84%        2.63%        4.04%




                                                                                    1991               1990
                                                                                    ----               ----
NET ASSET VALUE, BEGINNING OF PERIOD                                              $  1.000           $  1.000
                                                                                  --------           --------
Investment Activities
  Net investment income                                                              0.062              0.078
                                                                                  --------           --------
Less: Distributions
  Net investment income                                                             (0.062)            (0.078)
                                                                                  --------           --------
NET ASSET VALUE, END OF PERIOD                                                    $  1.000           $  1.000
                                                                                  ========           ========
Total Return                                                                          6.63%              8.10%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                               $339,987           $119,544
  Ratio of expenses to average net assets                                             0.60%              0.59%
  Ratio of net investment income to average net assets                                6.20%              7.82%
  Ratio of expenses to average net assets*                                            0.80%              0.79%
  Ratio of net investment income to average net assets*                               6.00%              7.62%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Includes $.000002 short term capital gain.

                                                                               YEARS ENDED JUNE 30,
                                                                               --------------------
CLASS A                                     1998        1997         1996       1995        1994       1993       1992(b)
-------                                     ----        ----         ----       ----        ----       ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 1.000      $ 1.000    $ 1.000     $ 1.000    $ 1.000     $ 1.000
                                                       -------      -------    -------     -------    -------     -------
Investment Activities
Net investment income                                    0.047        0.050      0.047       0.027      0.026       0.012
                                                       -------      -------    -------     -------    -------     -------
Less: Distributions
Net investment income                                   (0.047)(a)   (0.050)    (0.047)     (0.027)    (0.026)     (0.012)
                                                       -------      -------    -------     -------    -------     -------
NET ASSET VALUE, END OF PERIOD                         $ 1.000      $ 1.000    $ 1.000     $ 1.000    $ 1.000     $ 1.000
                                                       =======      =======    =======     =======    =======     =======
Total Return                                              4.81%        5.08%      4.81%       2.76%      2.63%       3.38%(c)
Ratios/Supplementary Data
   Net Assets at end of period (000)                  $530,164     $110,864    $98,723     $53,423    $30,759     $     6
   Ratio of expenses to average net assets                0.72%        0.67%      0.66%       0.63%      0.65%       0.59%(c)
   Ratio of net investment income to average
     net assets                                           4.71%        4.92%      4.71%       2.81%      2.52%       2.51%(c)
   Ratio of expenses to average net assets*               0.93%        0.91%      0.94%       0.87%      1.02%       0.71%(c)
   Ratio of net investment income to average
     net assets*                                          4.50%        4.68%      4.43%       2.57%      2.15%       2.39%(c)


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Includes $.000002 short term capital gain. (b) Class A Shares commenced offering on February 18, 1992. (c) Annualized.



                                                                                             NOVEMBER 21, 1996
                                                                            YEAR ENDED               TO
CLASS B                                                                    JUNE 30, 1998      JUNE 30, 1997(a)
-------                                                                    -------------     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $ 1.000
                                                                                                  -------
Investment Activities
  Net investment income                                                                             0.024
Less: Distributions
  Net investment income                                                                            (0.024)(b)
                                                                                                  -------
NET ASSET VALUE, END OF PERIOD                                                                    $ 1.000
                                                                                                  =======
Total Return (excludes sales charge)                                                                 2.44%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                                                               $    49
  Ratio of expenses to average net assets                                                            1.48%(d)
  Ratio of net investment income to average net assets                                               3.97%(d)
  Ratio of expenses to average net assets*                                                           1.59%(d)
  Ratio of net investment income to average net assets*                                              3.86%(d)



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Includes $.000002 short term capital gain. (c) Not annualized. (d) Annualized.



CLASS C

                              MORE ABOUT THE FUNDS

PORTFOLIO QUALITY

Securities will be purchased by the Funds only if Banc One Investment Advisors determine that they present minimal credit risk under guidelines adopted by the Board of Trustees. In addition, unless a more specific rating is specified, all investments of the Funds must be rated in one of the two highest rating categories described in "Description of Ratings" in the Appendix. If an investment is unrated, Banc One Investment Advisors must determine that it is of comparable quality to a rated security. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

Net Asset Value: There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.


Non-Diversified Funds: The Ohio Municipal Money Market Fund is a "non-diversified" fund. "Non-diversified" means that the Fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a "diversified" fund. In addition, the Fund's investments are concentrated geographically. These concentrations increase the risk of loss to the Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in the Fund may entail more risks than an investment in another type of money market fund.


The Ohio Economy: The Ohio Municipal Money Market Fund's investments are concentrated in the State of Ohio. While Ohio's economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

Fixed Income Securities: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.


Derivatives: Some of the Funds invest in securities that are considered to be derivatives. "Derivatives" are securities that derive their value from the performance of underlying assets or securities. These securities may be more volatile than other securities. These include mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and asset-backed securities. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments. For a more detailed discussion of these risks, please read "Investment Risks."

                      HOW TO DO BUSINESS WITH THE ONE GROUP
                             PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

o        The One Group Services Company, and

o Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?


o Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays:
         New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.


o Purchase requests will be effective on the day received by The One Group Services Company and you will be eligible to receive dividends declared the same day, if such purchase orders are received by The One Group Services Company:


                  (i) before 11:00 a.m., Eastern Time ("ET"), for the Ohio Municipal Money Market Fund;

                  (ii) before 12:00 noon, ET, for the Municipal Money Market Fund; and

                  (ii) before 2:00 p.m., ET, for the Prime Money Market Fund and the U.S. Treasury Securities Money Market Fund.

         In addition, the Fund's custodian, State Street Bank and Trust Company, must receive "federal funds" before 4:00 p.m., ET on such day. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

o On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.


o If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

o The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

o Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

o Class A, Class B and Class C shares are available to the general public.


o Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."


o Service Class shares are available to Intermediaries purchasing shares on behalf of investors requiring additional administrative or accounting services such as sweep processing.

o If you intend to hold your shares six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.

The One Group Fund Direct IRA. The One Group offers a retirement plan and, in 1999, may offer an education plan. These plans allow participants to defer taxes while their retirement and education savings grow. The education IRA requires a minimum investment of $500. Call The One Group Services Company at 1-800-480-4111 for an Adoption Agreement.


HOW MUCH DO SHARES COST?

o        Shares are sold at net asset value ("NAV").

o NAV per share is calculated by dividing the total market value of a Fund's investment and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.


o NAV is calculated each business day as of 11:00 a.m. and following the close of the NYSE at 4:00 p.m., ET, for the Ohio Municipal Money Market Fund; as of 12:00 noon and 4:00 p.m., ET, for the Municipal Money Market Fund, and as of 2:00 p.m. and 4:00 p.m., ET, for the Prime Money Market Fund and the U.S. Treasury Securities Money Market Fund. On occasion, the NYSE will close before 4:00 p.m ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest. The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

         o Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

         o        The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:



         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box  8528
         Boston, MA 02266-8528


                  Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (your name)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

o Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.

o Send a personal check payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer, or initiate a wire transfer to the following wire address:

         State Street Bank & Trust Company
         Attn: Custody & Shareholder Services
         ABA 011 000 028
         DDA 99034167
         FBO The One Group Fund (ex: The One Group Prime Money Market Fund - A) Your Account Number (ex: 123456789)
         Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o You may revoke your right to make purchases over the telephone by sending a letter to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

o        Select the "Systematic Investment Plan" option on the Account
         Application Form.

o Provide the necessary information about the bank account from which your investments will be made.

o Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

o The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.


o You may revoke your right to make systematic investments by calling The One Group Services Company at 1-800-480-4111 or by sending a letter to:

         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528

MAY I WRITE CHECKS ON MY ACCOUNT?

Class A and Class C shareholders may write checks for $250 or more.

o Checks may be payable to any person and your account will continue to earn dividends until the check clears.

o Checks are free, but your bank or the payee may charge you for stop payment orders, insufficient funds, or other valid reasons.

o You can not use this option to close your account because of the difficulty of determining the exact value of your account.

o You must wait ten (10) calendar days before you can write a check against shares purchased by a check.

TO SELECT THIS OPTION:

o       Select the "Check Writing" option on the Account Application Form.

o Complete, sign and return a signature card and other forms sent to you by State Street Bank and Trust Company. You will receive a supply of checks that will be drawn on State Street Bank and Trust Company.

CONVERSION FEATURE.

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

o You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any tax.

o If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

SALES CHARGES


The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from sales charges, 12b-1 fees and payments by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


CLASS B SHARES.

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

                                                            CDSC AS A % OF
                    YEARS                                    DOLLAR AMOUNT
               SINCE PURCHASE                              SUBJECT TO CHARGE
               --------------                              -----------------
                        0-1                                     5.00%
                        1-2                                     4.00%
                        2-3                                     3.00%
                        3-4                                     3.00%
                        4-5                                     2.00%
                        5-6                                     1.00%
                more than 6                                     0.00%

The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

                                                            CDSC AS A % OF
                    YEARS                                    DOLLAR AMOUNT
               SINCE PURCHASE                              SUBJECT TO CHARGE
               --------------                              -----------------
                        0-1                                     1.00%
           After first year                                     none

The One Group Services Company pays a commission of 1.00% of the original purchase price to Shareholder Servicing Agents who sell Class C shares.

How the CDSC is Calculated

o The Fund assumes that all purchases made in a given month were made on the first day of the month.

o        The CDSC is based on the net amount redeemed.

o A sales charge is not assessed on shares acquired through reinvestment of dividends or capital gains distributions.

o To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A Shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.


o If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of The Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to The One Group shares you receive in the reorganization.


12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to brokers and other Shareholder Servicing Agents that sell shares of The One Group.

o        The 12b-1 fees vary by share class as follows:

         1. Class A shares pay a 12b-1 fee of .25% of the average daily net assets of the Fund.

         2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

         3. Service Class shares pay a 12b-1 fee of .75% of the average daily net assets of the Fund, which is currently being waived to .55%.

         4.       There are no 12b-1 fees for Class I shares.


o 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

o The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25% and 1.00% of the average daily net assets of Class A and Class B shares, respectively.

o The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:


         1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


         2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


         3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


         4. That represent a minimum required distributions from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


         5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


         6. Acquired in exchange for Class B shares of other Funds of The One Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:


         1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


         2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


         3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


         4. That represent a minimum required distributions from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


         5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


         6. Acquired in exchange for Class C shares of other Funds of The One Group.


         7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111 or your Shareholder Servicing Agent.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

You may make the following exchanges:


o Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.



o Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.


o Class B shares of a Fund may be exchanged for Class B shares of another Fund of The One Group.

o Class C shares of a Fund may be exchanged for Class C shares of another Fund of The One Group.

o        Service Class shares do not have exchange privileges.


The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.

The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice. The One Group does not charge a fee for this privilege.


WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

o        State Street Bank and Trust Company receives the request by:


         (i)      11:00 a.m. ET, for the Ohio Municipal Money Market Fund,

         (ii)     12:00 noon ET, for the Municipal Money Market Fund, and

         (iii) 2:00 p.m. ET, for the Prime Money Market Fund and the U.S. Treasury Securities Money Market Fund.


o You have provided The One Group with all of the information necessary to process the exchange.


o You have received a current prospectus of the Fund or Funds in which you wish to invest.


o        You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:


o You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).


o        You will pay a sales charge if you bought Class A shares of a Fund:

         1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

         2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

o If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

         1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

         2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:


o An exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes.


o An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

o        You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

o To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

o Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

o In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

                              REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

o You may redeem all or some of your shares on any day that the Funds are open for business.


o Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes), will be effective that day.


HOW DO I REDEEM SHARES?

o Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


o        All requests for redemptions from IRA accounts must be in writing.

o You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

o State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

         1.   the redemption is for $50,000 worth of shares or less;

         2.   the redemption is payable to the shareholder of record;


         3. the redemption check is mailed to the shareholder at the record address; or

         4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


o On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

         1.   a designated commercial bank; or

         2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o Your redemption proceeds will ordinarily be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for next day payment on redemptions, if the request is received before:


              (i)    11:00 a.m. ET, for the Ohio Municipal Money Market Fund,

              (ii)   12:00 noon ET, for the Municipal Money Market Fund, and

              (iii) 2:00 p.m. ET, for the Prime Money Market Fund and the U.S. Treasury Securities Money Market Fund.


o The Funds also will attempt to honor requests for payments in two business days, if the redemption request is received after the times listed above.

WHAT WILL MY SHARES BE WORTH?

o The NAV of shares of the Funds are expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.


o If you own Class A, Service Class or Class I shares, you will receive the NAV calculated after your redemption request is received. Please read "How Much Do Shares Cost?"


o If you own Class B or Class C shares, you will receive the NAV calculated after your redemption request is received, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

o Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

o Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

o State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

o The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o        REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000 you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

o        Select the "Systematic Withdrawal Plan" option on the Account
         Application Form.

o Specify the amount you wish to receive and the frequency of the payments.

o        You may designate a person other than yourself as the payee.

o        There is no charge for this service.

o        If you select this option, please keep in mind that:

         1. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

         2. If you are age 70-1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan. You also may elect to receive payments of less than $100 each.

         3. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares.
              This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

o All redemptions will be for cash. The redemption price of shares is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

o If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


o Because of the high cost of handling small investments, The One Group charges a sub-minimum account fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

o The One Group may suspend your ability to redeem when: 1) Trading on the NYSE is restricted; 2) the NYSE is closed (other than weekend and holiday closings); 3) the SEC has permitted a suspension; or 4) an emergency exists. The Statement of Additional Information offers more details about this process.

o You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.

                             SHAREHOLDER INFORMATION

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.


BANC ONE CORPORATION (100 East Broad Street, Columbus, Ohio, 43271), through its affiliates, may be deemed for purposes of The Investment Company Act of 1940, to control the Funds. This is because as of July 30, 1998, BANC ONE CORPORATION or its affiliates possessed the power to vote substantially all of the Class I Class shares of the Funds. On the same date, the following shareholders owned 25% or more of Class A, Class B, or Class C shares of the Funds. As a consequence, they are considered to be controlling persons of those classes of the Funds.



NAME AND                                                       PERCENTAGE OF              TYPE OF
ADDRESS                                 FUND/CLASS               OWNERSHIP               OWNERSHIP
-------                                 ----------               ---------               ---------
Dean Witter FBO                         Prime Money Market        55.38%                  Record
Banc One Securities                     Fund
PO Box 250                              Class A
Church Street Station
New York, NY 10013-0250


BISYS Fund Services Inc                 Prime Money Market        34.99%                  Record
FBO Bank One Corporate Sweep            Fund
Attn Mike Bryan                         Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004



Strafe & Co                             Prime Money Market        90.15%                  Record
Bank One Trust Co., NA                  Fund
Department 0393 S.T.I.F.                Class I
Columbus OH 43271-0001



BISYS Fund Services Inc                 US Treasury Securities    38.66%                  Record
FBO Bank One Corporate Sweep            Money Market Fund
Attn Mike Bryan                         Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


Dean Witter FBO                         US Treasury Securities    29.27%                  Record
Banc One Securities                     Money Market Fund
PO Box 250                              Class A
Church Street Station
New York NY 10013-0250


BISYS Fund Services Inc                 US Treasury Securities    26.40%                  Record
FBO Bank One Texas Sweep                Money Market Fund
Attn Mike Bryan                         Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


The One Group Services Company          US Treasury Securities    86.96%                Beneficial
C/O Fund Administration                 Money Market Fund
3435 Stelzer Road                       Class C
Columbus OH 43219-6004



Strafe & Co (N)                         US Treasury Securities    80.94%                  Record
Bank One Ohio Trust Co., NA             Money Market Fund
Department 0393 S.T.I.F.                Class I
Columbus OH 43271-0001

NAME AND                                                       PERCENTAGE OF              TYPE OF
ADDRESS                                 FUND/CLASS               OWNERSHIP               OWNERSHIP
-------                                 ----------               ---------               ---------
Dean Witter FBO                         Municipal Money           58.27%                  Record
Banc One Securities                     Market Fund
PO Box 250                              Class A
Church Street Station
New York NY 10013-0250


BISYS Fund Services Inc                 Municipal Money           38.79%                  Record
FBO Bank One Corporate Sweep            Market Fund
Attn Mike Bryan                         Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004



Strafe & Co (D)                         Municipal Money           96.77%                  Record
Bank One Ohio Trust Co., NA             Market Fund
Department 0393 S.T.I.F.                Class I
Columbus OH 43271-0001



Dean Witter FBO                         Ohio Municipal Money      99.10%                  Record
Banc One Securities                     Market Fund
PO Box 250                              Class A
Church Street Station
New York NY 10013-0250



Strafe & Co                             Ohio Municipal Money      97.33%                  Record
C/O Bank One Trust Co                   Market Fund
Attn Mutual Funds                       Class I
100 E Broad Street
Columbus OH 43215-3607

                                DIVIDEND POLICIES

DIVIDENDS

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.


Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B, Class C and Service Class shares have higher distribution expenses.


DIVIDEND REINVESTMENT

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


SPECIAL DIVIDEND RULES FOR CLASS B SHARES

Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

                           TAX TREATMENT OF THE FUNDS

TAX STATUS OF THE FUND

Each Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no federal income tax on the earnings they distribute to shareholders.

                          TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares will generally produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

TAXATION OF DISTRIBUTIONS -- PRIME MONEY MARKET FUND AND U.S. TREASURY SECURITIES MONEY MARKET FUND

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to investors on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and dividends from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

TAXATION OF DIVIDENDS -- THE OHIO MUNICIPAL MONEY MARKET FUND AND THE MUNICIPAL MONEY MARKET FUND


Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to investors on at least an annual basis. These Funds may pay "exempt-interest dividends" if at least 50% of the value of Fund assets at the end of each quarter of the Fund's taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor's gross income for regular Federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for Federal alternative minimum tax and for state and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.


OHIO TAXATION OF DIVIDENDS FROM THE OHIO MUNICIPAL MONEY MARKET FUND


Dividends received from the Ohio Municipal Money Market Fund that result from interest on Ohio municipal securities are exempt from the Ohio personal income tax. Some Ohio statutes provide that interest on and gain from the sale of Ohio municipal securities is exempt from all taxation in Ohio. Dividends that are attributable to interest on or gain from the sale of certain obligations issued under such statutes should be exempt from Ohio personal income tax. Ohio municipalities may not impose income taxes on dividends on any intangible property (including such property of the Fund) unless the intangible income was not exempt from municipal income taxation before April 2, 1986 and the tax was approved in an election held on November 8, 1988. Corporate shareholders will be required to include the interest on Ohio municipal securities in their alternative minimum-taxable income. In addition, corporate shareholders must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income computation. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.


TAXATION OF RETIREMENT PLANS

Distributions by the Funds to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

REPORTING

         In September and March you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE FUNDS

Each Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Four of the Funds are described in this prospectus; the other Funds are described in separate prospectuses. Each Fund is supervised by the Board of Trustees.

THE BOARD OF TRUSTEES

The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.

THE ADVISOR


Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.


For the fiscal year ended June 30, 1998, the Funds paid investment advisory fees at the following rate:


                                                                                          ANNUAL RATE
                                                                                         AS PERCENTAGE
                                                                                       OF AVERAGE DAILY
      FUND                                                                                NET ASSETS
----------------------------------------------------------------------------------------------------
      The One Group(R) Prime Money Market Fund                                               .32%
      The One Group(R) Municipal Money Market Fund                                           .25%
      The One Group(R) Ohio Municipal Money Market Fund                                      .24%
      The One Group(R) U.S. Treasury Securities Money Market Fund                            .30%


THE DISTRIBUTOR

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of each Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some Funds are not included in the calculations. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND THE SUB-CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528 or your Shareholder Servicing Agent, if appropriate, handles shareholder record keeping and statements, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Funds' securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee for this service.

YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

           DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                FUND                                         FUND CODE
--------------------------------------------------------------------------------------
         The One Group(R) Prime Money Market Fund                                 1
         The One Group(R) Municipal Money Market Fund                             2
         The One Group(R) Ohio Municipal Money Market Fund                        3
         The One Group(R) U.S. Treasury Securities Money Market Fund              4



INSTRUMENT                                                                          FUND CODE         RISK TYPE
----------                                                                          ---------         ---------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and                            1-4              Market
CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.

Treasury Receipts: TRS, TIGRS, and CATS.                                               1-3              Market

U.S. Government Agency Securities: Securities issued by agencies                       1-3              Market
and instrumentalities of the U.S. Government. These include                                             Credit
Ginnie Mae, Fannie Mae, and Freddie Mac.

Certificates of Deposit: Negotiable instruments with a stated                          1-3              Market
maturity.                                                                                               Credit
                                                                                                        Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in                             1-3              Liquidity
exchange for the deposit of funds.                                                                      Credit
                                                                                                        Market

Repurchase Agreements: The purchase of a security and the                              1-3              Credit
simultaneous commitment to return the security to the seller at                                         Market
an agreed upon price on an agreed upon date. This is treated as                                         Liquidity
a loan.

Reverse Repurchase Agreement: The sale of a security and the                           1-2              Market
simultaneous commitment to buy the security back at an agreed                                           Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Fund.

Securities Lending: The lending of up to 33% of the securities                         1-3              Credit
owned by a Fund. In return the Fund will receive cash and/or                                            Market
other securities as collateral.                                                                         Leverage

When-Issued Securities and Forward Commitments: Purchase or                            1-3              Market
contract to purchase securities at a fixed price for delivery at                                        Leverage
a future date.                                                                                          Liquidity

INSTRUMENT                                                                          FUND CODE         RISK TYPE
----------                                                                          ---------         ---------
Investment Company Securities: Shares of other mutual funds,                           1-3              Market
including money market funds of The One Group and shares of
other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

Bankers' Acceptances: Bills of exchange or time drafts drawn on                        1-3             Credit
and accepted by a commercial bank. Maturities are generally six                                       Liquidity
months or less.                                                                                        Market

Commercial Paper: Secured and unsecured short-term promissory                          1-3             Credit
notes issued by corporations and other entities. Maturities                                           Liquidity
generally vary from a few days to nine months.                                                         Market

Foreign Securities: Commercial paper of foreign issuers and                             1              Market
obligations of foreign banks, overseas branches of U.S. banks                                         Political
and supranational entities.                                                                           Liquidity
                                                                                                       Foreign
                                                                                                     Investment

Restricted Securities: Securities not registered under the                             1-3            Liquidity
Securities Act of 1933, such as privately placed commercial                                            Market
paper and Rule 144A securities.

Variable and Floating Rate Instruments: Obligations with                               1-3             Market
interest rates which are reset daily, weekly, quarterly or some                                        Credit
other period and which may be payable to the Fund on demand.                                          Liquidity

Mortgage-Backed Securities: Debt obligations secured by real                           1-3           Pre-payment
estate loans and pools of loans. These include collateralized                                          Market
mortgage obligations ("CMOs") and Real Estate Mortgage                                                 Credit
Investment Conduits ("REMICs").                                                                      Regulatory

Demand Features: Securities that are subject to puts and standby                       1-3             Market
commitments to purchase the securities at a fixed price (usually                                      Liquidity
with accrued interest) within a fixed period of time following                                       Management
demand by a Fund.

Municipal Securities: Securities issued by a state or political                        1-3             Market
subdivision to obtain funds for various public purposes.                                               Credit
Municipal securities include private activity bonds and                                               Political
industrial development bonds, as well as General Obligation                                              Tax
Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation
Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.

Short-Term Funding Agreements: Agreements issued by banks and                           1              Market
highly rated insurance companies such as Guaranteed Investment                                         Credit
Contracts ("GICs") and Bank Investment Contracts ("BICs").                                            Liquidity

Participation Interests: Interests in municipal securities,                            1-3             Credit
including municipal leases, from financial institutions such as                                          Tax
commercial and investment banks, savings and loan associations                                         Market
and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from Federal Income Tax.

Asset-Backed Securities: Securities secured by company                                1, 2           Pre-payment
receivables, home equity loans, truck and auto loans, leases,                                          Market
credit card receivables and other securities backed by other                                           Credit
types of receivables or other assets.                                                                Regulatory

                                INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

o Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

o Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

o Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

o Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

o Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements, currency controls, and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

o Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any premium paid, resulting in an unexpected capital loss.

o Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

o Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

                               INVESTMENT POLICIES

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. In addition to the fundamental policies mentioned earlier, the following fundamental policies apply to each Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.


FUNDAMENTAL POLICIES OF EACH FUND


Each Fund:

1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so.

2. Will not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
         (ii) enter into repurchase agreements; and (iii) engage in securities lending.

FUNDAMENTAL POLICIES OF SPECIFIC FUNDS

The Prime Money Market Fund:

1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements involving such securities, municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.

The Prime Money Market Fund, the Municipal Money Market Fund and the U.S. Treasury Securities Money Market Fund:

1. Will not purchase an issuer's securities if as a result more than 5% of a Fund's total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets. The Funds may invest the remaining 25% of their total assets without restriction.

The U.S. Treasury Securities Money Market Fund:

1. Will invest only in U.S. Treasury obligations and repurchase agreements collateralized by such obligations.

The Ohio Municipal Money Market Fund:


1. Will not purchase an issuer's securities if as a result more than 25% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of registered investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund's total assets. With respect to the remaining 50% of its total assets, the Fund will not purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer.


2. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the assets and revenues of a non-governmental user will not be deemed to be Ohio municipal securities.

The Municipal Money Market Fund:

1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.

Additional investment policies can be found in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITION

Sometimes the Ohio Municipal Money Market Fund and the Municipal Money Market Fund may temporarily invest up to 100% of their total assets in securities that are not municipal securities, such as taxable money market instruments (including repurchase agreements) and may hold uninvested cash pending investment. While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STANDARD & POOR'S CORPORATION ("S&P")

         A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

         A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.


FITCH IBCA LIMITED ("FITCH")

         F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

         F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


MOODY'S INVESTORS SERVICE ("MOODY'S")

         PRIME-1  Superior ability for repayment.

         PRIME-2  Strong ability for repayment.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

         A        These banks possess exceptional intrinsic financial strength.
                  Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

         B        These banks possess strong intrinsic financial strength.
                  Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

         C        These banks possess good intrinsic financial strength.
                  Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

         AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

         A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

         Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

         Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

         A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

         AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

         A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

S&P

INVESTMENT GRADE

         AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

         AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

         A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligations is still strong.

         BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

SPECULATIVE GRADE

         BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

         B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

         CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions will likely impair the capacity to meet its financial commitment on the obligation.

         CC       Currently highly vulnerable to non-payment.

         C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

         D        Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

INVESTMENT GRADE

         Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

         Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

         Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

         B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

         Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

         Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S MIG1 & VMIG1       Short-term municipal securities rated MIG1 or are of
                           the best VMIG1 quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2               These Short-term municipal securities are of high
                           quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3               Favorable quality. All security elements are
                           accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

         aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

         AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

         AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

         TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

         TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4             Non-investment grade and, therefore, speculative.

Investment Advisor and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219


Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528


Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005


Independent Accountants
PricewaterhouseCoopers, LLP
100 East Broad Street
Columbus, OH 43215

THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEB SITE (WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP(R).

                     THE ONE GROUP(R) FAMILY OF MUTUAL FUNDS
                        INSTITUTIONAL MONEY MARKET FUNDS
                               COMBINED PROSPECTUS


                                 OCTOBER , 1998


                  THE ONE GROUP(R) GOVERNMENT MONEY MARKET FUND
                THE ONE GROUP(R) TREASURY ONLY MONEY MARKET FUND

This prospectus describes two money market mutual funds. The Funds are offered only to certain institutional and accredited investors. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

         PLEASE REMEMBER THAT SHARES OF THE FUNDS: - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; - ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; - INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



A BRIEF PREVIEW OF THE FUNDS                                              1
ABOUT THE FUNDS                                                           2
  The One Group(R) Government Money Market Fund                           2
  The One Group(R)Treasury Only Money Market Fund                         5
MORE ABOUT THE FUNDS                                                      6
HOW TO DO BUSINESS WITH THE ONE GROUP                                     7
  Purchasing Fund Shares                                                  7
  Exchanging Fund Shares                                                  9
  Redeeming Fund Shares                                                  10
SHAREHOLDER INFORMATION                                                  12
  Voting Rights                                                          12
  Dividend Policies                                                      12
  Tax Treatment of the Funds                                             12
  Tax Treatment of Shareholders                                          12
  Shareholder Inquiries                                                  13
ORGANIZATION & MANAGEMENT OF THE FUNDS                                   14
  The Funds                                                              14
  The Board of Trustees                                                  14
  The Advisor                                                            14
  The Distributor                                                        14
  The Administrator and Sub-Administrator                                14
  The Transfer Agent, Custodian and Sub-Custodian                        14
DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND
  POLICIES                                                               15
  Investment Practices                                                   15
  Investment Risks                                                       16
  Investment Policies                                                    16
APPENDIX: DESCRIPTION OF RATINGS                                         18

                          A BRIEF PREVIEW OF THE FUNDS

WHAT ARE THE GOALS OF THE  FUNDS?


The Funds are designed to produce high current income with liquidity and stability of principal. Each Fund will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that each Fund will be able to do so. Please read about each Fund before investing.


WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?


The Funds will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. The Funds intend to comply with Rule 2a-7 under The Investment Company Act of 1940. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

The Funds invest in securities that are backed by "credit enhancements" such as letters of credit. The value of investments in the Funds could decrease if the credit quality of the credit enhancement provider declines. The Government Money Market Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed income securities. For more information about risks, please read "More About the Funds" and "Investment Risks."


WHO CAN BUY SHARES?

The Funds are offered only to institutional and other accredited investors. For more details, please see the section of this prospectus entitled "Purchasing Fund Shares."

HOW DO I PURCHASE AND REDEEM SHARES?

You may buy and redeem shares of the Funds on any day that the Funds are open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID?

Generally, dividends are declared on each business day and are distributed periodically. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS?

Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Funds. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

THE ONE GROUP(R) GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income with liquidity and stability of principal.

PORTFOLIO SECURITIES

The Fund invests exclusively in securities that are issued or guaranteed by the U.S. government or by select U.S. government agencies and instrumentalities, some of which are subject to repurchase agreements, as well as variable and floating rate instruments, mortgage-backed securities, and puts. The Fund may invest in other money market funds if those funds have similar investment policies and objectives and invest only in securities with short-term ratings that are equal to or higher than those in which the Fund invests. The Fund also engages in securities lending. For a list of all the securities in which the Fund may invest, please read "Investment Practices."


RISK CONSIDERATIONS

The Fund invests in securities that are backed by "credit enhancements" such as letters of credit. The value of your investment in the Fund could decrease if the value of the securities in the portfolio decreases in response to declining credit quality of a credit enhancement provider. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More About the Funds" and "Investment Risks."



SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES (1)
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                               none
ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)(2)
Investment Advisory Fees                                          .08%
Other Expenses                                                    .10%
                                                                  ----
Total Fund Operating Expenses                                     .18%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent.

(2)      Expense information has been restated to reflect current fees.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) 5% annual return; and (2) redemption at the end of each time period.


                  1 YEAR           3 YEARS           5 YEARS         10 YEARS
                  ------           -------           -------         --------

                  $ 2                 $ 6               $10            $ 23

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       THE ONE GROUP(R) GOVERNMENT MONEY MARKET FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.






                                                                                                       JUNE 14,
                                                                      YEARS ENDED JUNE 30,              1993 TO
                                                                      --------------------             JUNE 30,
                                          1998          1997          1996          1995      1994      1993(a)

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 1.000       $ 1.000       $ 1.000    $ 1.000    $ 1.000
                                                      -------       -------       -------    -------    -------
Investment Activities:
   Net investment income                                0.053         0.055         0.053      0.033      0.001
                                                      -------       -------       -------    -------    -------
Distributions:
   Net investment income                               (0.053)       (0.055)       (0.053)    (0.033)    (0.001)
                                                      -------       -------       -------    -------    -------
NET ASSET VALUE, END OF PERIOD                        $ 1.000       $ 1.000       $ 1.000    $ 1.000    $ 1.000
                                                      -------       -------       -------    -------    -------
Total Return                                             5.43%         5.61%         5.41%      3.40%      3.28%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)              $ 1,083,438     $ 855,613     $ 720,699  $ 692,253  $ 244,991
   Ratio of expenses to average net
     assets                                              0.14%         0.18%         0.21%      0.11%      0.07%(b)
   Ratio of net investment income to
     average net assets                                  5.31%         5.46%         5.28%      3.41%      3.13%(b)
   Ratio of expenses to average net
     assets*                                             0.14%         0.18%         0.22%      0.20%      0.33%(b)
   Ratio of net investment income to
     average net assets*                                 5.31%         5.46%         5.27%      3.32%      2.87%(b)

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
     (a) Period from commencement of operations. (b) Annualized.

THE ONE GROUP(R) TREASURY ONLY MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

PORTFOLIO SECURITIES

The Fund invests exclusively in U.S. Treasury bills, notes, bonds and other U.S. obligations issued or guaranteed by the U.S. Treasury. The Fund also engages in securities lending. For a list of all the securities in which the Fund may invest, please read "Investment Practices."


RISK CONSIDERATIONS


Before you invest, please read "More About the Funds" and "Investment Risks."



SHAREHOLDER EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (1)
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                                      None
ANNUAL OPERATING EXPENSES
   (as a percentage of average daily net assets) (2)
Investment Advisory Fees                                                 .08%
Other Expenses                                                           .10%
                                                                         ----
Total Fund Operating Expenses                                            .18%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $7.00 charge is deducted from redemption amounts paid by wire.

(2)      Expense information has been restated to reflect current fees.



EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) 5% annual return; and (2) redemption at the end of each time period.


                 1 YEAR             3 YEARS          5 YEARS          10 YEARS
                 ------             -------          -------          --------

                  $ 2                 $ 6               $10              $ 23

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      THE ONE GROUP(R) TREASURY ONLY MONEY MARKET FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.







                                                                                                            APRIL 16,
                                                                        YEARS ENDED JUNE 30,                 1993 TO
                                                                        --------------------                JUNE 30,
                                            1998         1997           1996         1995         1994       1993(a)
                                            ----         ----           ----         ----         ----      --------


NET ASSET VALUE, BEGINNING OF PERIOD                  $    1.000     $   1.000    $   1.000    $   1.000    $  1.000
                                                      ----------     ---------    ---------    ---------    --------
Investment Activities:
   Net investment income                                   0.051         0.052        0.051        0.032       0.006
                                                      ----------     ---------    ---------    ---------    --------
Distributions:
   Net investment income                                  (0.051)       (0.052)      (0.051)      (0.032)     (0.006)
                                                      ----------     ---------    ---------    ---------    --------
NET ASSET VALUE, END OF PERIOD                        $    1.000     $   1.000    $   1.000    $   1.000    $  1.000
                                                      ----------     ---------    ---------    ---------    --------
Total Return                                                5.24%         5.38%        5.22%        3.23%       2.96%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                  $  480,860     $ 415,961    $ 288,697    $ 217,725    $ 60,330
   Ratio of expenses to average
     net assets                                             0.15%         0.17%        0.20%        0.15%       0.07%(b)
   Ratio of net investment income to average
     net assets                                             5.12%         5.23%        5.14%        3.23%       2.95%(b)
   Ratio of expenses to average net assets*                 0.15%         0.17%        0.21%        0.22%       0.33%(b)
   Ratio of net investment income to average
     net assets*                                            5.12%         5.23%        5.13%        3.16%       2.69%(b)

*  During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Period from commencement of operations. (b) Annualized.

                              MORE ABOUT THE FUNDS

PORTFOLIO QUALITY

Securities will be purchased by the Funds only if Banc One Investment Advisors determines that they present minimal credit risk under guidelines adopted by the Board of Trustees. In addition, unless a more specific rating is specified, all investments of the Funds must be rated in one of the two highest rating categories described in "Description of Ratings" in the Appendix. If an investment is unrated, Banc One Investment Advisors must determine that it is of comparable quality to a rated security. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

Net Asset Value: There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.


Portfolio Turnover: The Funds attempt to increase yield by taking advantage of short-term market variations. This policy is expected to result in high portfolio turnover. However, this should not adversely affect the Funds because they usually do not pay brokerage commissions when purchasing U.S. government securities. High Portfolio turnover may result in additional tax consequences to you.


Fixed Income Securities: The value of the securities held by the Funds will increase or decrease based on changes in interest rates. If rates increase, the value of the Funds' investments generally decline. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase or decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.


Derivatives: The Government Money Market Fund invests in securities that are considered to be derivatives. "Derivatives"' are securities that derive their value from the performance of underlying assets or securities. These securities may be more volatile than other securities. These include mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs). Derivatives present, to varying degrees, market, credit, regulatory and pre-payment risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments. For a more detailed discussion of these risks, please read "Investment Risks."

                      HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

-        The One Group Services Company, and

- Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHO MAY PURCHASE FUND SHARES?

Fund shares may be purchased by:

- Commercial and retail institutional investors, including affiliates of BANC ONE CORPORATION, that have opened accounts with the Fund's transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

- Individuals with a net worth, or joint net worth with their spouse, at the time of purchase in excess of $1 million.

- Individuals with annual income, or joint annual income with their spouse, at the time of purchase in excess of $200,000.

- If you have questions about eligibility, please call The One Group Services Company at 1-800-480-4111.

WHEN CAN I BUY SHARES?


- Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays:
         New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.

- Purchase requests will be effective on the day received by The One Group Services Company and you will be eligible to receive dividends declared the same day, if (i) such purchase orders are received by The One Group Services Company before 4:00 p.m., Eastern Time ("ET") for the Government Money Market Fund and 2:00 p.m. ET for the Treasury Only Money Market Fund, and (ii) the Fund's custodian, State Street Bank and Trust Company, receives "federal funds" before 4:00 p.m., ET. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.


- If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or shareholders to accept the order.

- Shares are electronically recorded. Therefore, certificates will not be issued.


HOW MUCH DO SHARES COST?

-        Shares are sold at net asset value ("NAV").

- NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.


- NAV is calculated each business day as of 2:00 p.m. ET and following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.       Decide how much you want to invest.

         -        The minimum initial investment is $1,000,000.

         -        Subsequent investments must be at least $5,000.

         -        The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check.

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

- Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


- Authorize a bank transfer or initiate a wire transfer payable to "The One Group" to State Street Bank and Trust Company to the following wire address:

         State Street Bank & Trust Company
         Attn: Custody & Shareholder Services
         ABA 011 000 028
         DDA 99034167
         FBO The One Group Fund (ex: The One Group Government Money Market Fund) Your Account Number (ex: 123456789)
         Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

- You may revoke your right to make purchases over the telephone by sending a letter to:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


                             EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

- You may exchange your shares for shares of the other Fund described in this prospectus. You may also exchange your shares for shares of any institutional money market fund that The One Group may offer.

- The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.


- The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.


-        The One Group does not charge a fee for this privilege.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

-        State Street Bank and Trust Company receives the request by 12:30 p.m.
         ET.

- You have provided The One Group with all of the information necessary to process the exchange.


- You have received a current prospectus of the Fund or Funds in which you wish to invest.


-        You have contacted your Shareholder Servicing Agent, if necessary.

ARE EXCHANGES TAXABLE?

Generally:


- An exchange between Funds is considered a sale and may result in a capital gain or loss for Federal income tax purposes.


-        You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

- To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

- Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

- In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

                              REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

- You may redeem all or some of your shares on any day that the Funds are open for business.


- Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes), will be effective that day.


HOW DO I REDEEM SHARES?

- Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:


         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528


- You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

- State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

         1.       the redemption is for $50,000 worth of shares or less;

         2.       the redemption is payable to the shareholder of record;


         3. the redemption check is mailed to the shareholder at the record address; or

         4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


- On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

         1.       designated commercial bank; or

         2. State Street Bank and Trust Company or your Shareholder Servicing Agent.



- Your redemption proceeds will ordinarily be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for next day payment on redemptions, if the request is received before 12:30 p.m., ET.

- The Funds will attempt to honor requests for payments in two business days, if the redemption request is received after the time listed above.

WHAT WILL MY SHARES BE WORTH?

- The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

- You will receive the NAV calculated after your redemption request is received. Please read "How Much Do Shares Cost?"

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

- Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

- Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

-        State Street Bank and Trust Company may charge a wire redemption fee.
         The current charge is $7.00.

- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

- All redemptions will be for cash. The redemption price of shares is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

- If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


-        The One Group may suspend your ability to redeem when:
              1.  Trading on the NYSE is restricted.
              2.  The NYSE is closed (other than weekend and holiday closings).
              3.  The SEC has permitted a suspension.
              4.  An emergency exists.
         The Statement of Additional Information offers more details about this process.

- You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax adviser before making a redemption.

                             SHAREHOLDER INFORMATION

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund votes separately on matters relating solely to that Fund, or which affect that Fund differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.


Banc One Corporation (100 East Broad Street, Columbus, Ohio, 43271), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940, to control the Treasury Only Money Market Fund and Government Money Market Fund. This is because as of June 30, 1998, BANC ONE CORPORATION or its affiliates possessed the power to vote substantially all of the shares of the Funds.


DIVIDEND POLICIES

DIVIDENDS

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

DIVIDEND REINVESTMENT

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


TAX TREATMENT OF THE FUNDS

TAX STATUS OF THE FUND

Each Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no federal income tax on the earnings they distribute to shareholders.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares will generally produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

TAXATION OF DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to investors on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and dividends from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

TAX INFORMATION

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

Reporting

In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE FUNDS


Each Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Two of the Funds are described in this prospectus; the other Funds are described in separate prospectuses. Each Fund described in this prospectus is diversified. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES

The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.

THE ADVISOR


Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets. For the fiscal year ended June 30, 1998, the Funds paid investment advisory fees of .08% of each Fund's average daily net assets.


THE DISTRIBUTOR

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives an annual fee of .05% of each Fund's average daily net assets. The fee is calculated daily and paid monthly. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN, AND SUB-CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent, if appropriate, handles shareholder record keeping and statements, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Funds' securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee for this service.


YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

           DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, please see the Statement of Additional Information. Following the table is a more complete discussion of risk.


                             FUND NAME                                                               FUND CODE
                             ---------                                                               ---------

         The One Group(R) Government Money Market Fund                                                    1
         The One Group(R) Treasury Only Money Market Fund                                                 2


INSTRUMENT                                                                          FUND CODE         RISK TYPE
----------                                                                          ---------         ---------

U.S. TREASURY OBLIGATIONS: Bills, notes, and bonds.                                    1-2              Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                                    1               Market
by agencies and instrumentalities of the U.S. Government.                                               Credit
These include Ginnie Mae, Fannie Mae, and Freddie Mac.

REPURCHASE AGREEMENTS: The purchase of a security and                                   1               Credit
the simultaneous commitment to return the security to                                                   Market
the seller at an agreed upon price on an agreed upon                                                   Liquidity
date. This is treated as a loan.

PUT OPTIONS: A put option gives the buyer the right                                     1              Liquidity
to sell, and obligates the seller to buy, a security                                                  Management
at a specified price. The Fund will sell only secured                                                   Market
put options.                                                                                            Credit
                                                                                                       Leverage


SECURITIES LENDING: The lending of up to 33 1/3 %  of the                              1-2              Credit
Fund's total assets.  In return the Fund will receive cash, other                                       Market
securities, and/or letters of credit.                                                                  Leverage


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                                        1-2              Market
Purchase or contract to purchase securities at a                                                       Leverage
fixed price for delivery at a future date.                                                             Liquidity

INVESTMENT COMPANY SECURITIES: Shares of other                                          1               Market
mutual funds, including money market funds of The
One Group and shares of other investment companies
for which Banc One Investment Advisors serves as
investment advisor or administrator. Banc One
Investment Advisors will waive certain fees when
investing in funds for which it serves as
investment advisor.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations                                     1               Market
with interest rates which are reset daily, weekly,                                                      Credit
quarterly or some other period and which may be                                                        Liquidity
payable to the Fund on demand.

MORTGAGE-BACKED SECURITIES: Debt obligations secured                                    1             Pre-Payment
by real estate loans and pools of loans. These include                                                  Market
collateralized mortgage obligations ("CMOs") and Real                                                   Credit
Estate Mortgage Investment Conduits ("REMICs").                                                       Regulatory

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities in the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

- Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

- Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There also is the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

- Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

- Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

INVESTMENT POLICIES

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

FUNDAMENTAL POLICIES OF EACH FUND

Each Fund:

1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so.

2. Will not purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets. The Funds may invest the remaining 25% of their total assets without restriction.

3. Will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the respective Fund's assets.

4. Will not borrow money or issue senior securities, except that the Funds may borrow from banks for temporary purposes in amounts not exceeding 10% of their total assets at the time of the borrowing.

5. Will not mortgage, pledge or hypothecate any assets, except in connection with borrowing specified in 4 above and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of the value of the respective Fund's total assets at the time of its borrowing.

FUNDAMENTAL POLICIES OF SPECIFIC FUNDS

The Treasury Only Money Market Fund:

1. Will not purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

2.       Will not invest in any securities subject to repurchase agreements.

The Government Money Market Fund:

1. Will not purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Additional investment policies can be found in the Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STANDARD & POOR'S CORPORATION ("S&P")

         A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

         A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

FITCH IBCA LIMITED ("FITCH")


         F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

         F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


MOODY'S INVESTORS SERVICE ("MOODY'S")


  PRIME-1 Superior ability for repayment.

  PRIME-2 Strong ability for repayment.


DESCRIPTION OF BANK RATINGS

MOODY'S

                  These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

         A        These banks possess exceptional intrinsic financial strength.
                  Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

         B        These banks possess strong intrinsic financial strength.
                  Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

         C        These banks possess good intrinsic financial strength.
                  Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

         AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

         A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

         Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

         Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

         A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

         AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

         A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

S&P

INVESTMENT GRADE

         AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

         AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

         A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

         BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE

         BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

         B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

         CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

         CC       Currently highly vulnerable to non-payment.

         C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

         D        Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

INVESTMENT GRADE

         Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

         Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE


         Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.


         B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

         Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

         Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S

MIG1 & VMIG1      Short-term municipal securities rated MIG1 or VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2      These Short-term municipal securities are of high quality.
                  Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3      Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S


         aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


         aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

         AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

         AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4        Non-investment grade and, therefore, speculative.

INVESTMENT ADVISOR AND SUB-ADMINISTRATOR
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

DISTRIBUTOR
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

ADMINISTRATOR
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528


LEGAL COUNSEL
Ropes & Gray One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, LLP
100 East Broad Street

Columbus, OH 43215


THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEB SITE (WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP(R).

                     THE ONE GROUP(R)
                 FAMILY OF MUTUAL FUNDS

                   3435 Stelzer Road
               Columbus, Ohio 43219-3035
                     (800) 480-4111


                     October , 1998



  THE ONE GROUP(R) INSTITUTIONAL PRIME MONEY MARKET FUND

This Prospectus describes The One Group Institutional Prime Money Market Fund This Fund is offered only to certain institutional and accredited investors. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

         PLEASE REMEMBER THAT SHARES OF THE FUND: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY RAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   PROSPECTUS

TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUND                                                 3
ABOUT THE FUND                                                              4
MORE ABOUT THE FUND                                                         5
HOW TO DO BUSINESS WITH THE ONE GROUP                                       5
    Purchasing Fund Shares                                                  5
    Exchanging Fund Shares                                                  7
    Redeeming Fund Shares                                                   8
SHAREHOLDER INFORMATION                                                     9
    Voting Rights                                                           9
    Dividend Policies                                                       9
    Tax Treatment of the Fund                                               9
    Tax Treatment of Shareholders                                          10
    Shareholder Inquiries                                                  10
ORGANIZATION & MANAGEMENT OF THE FUND                                      10
    The Fund                                                               10
    The Board of Trustees                                                  10
    The Advisor                                                            10
    The Distributor                                                        11
    The Administrator and Sub-Administrator                                11
    The Transfer Agent, Custodian and Sub-Custodian                        11
DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES                 11
    Investment Practices                                                   11
    Investment Risks                                                       13
    Investment Policies                                                    14
APPENDIX: DESCRIPTION OF RATINGS                                           15

[CLOCK] A BRIEF PREVIEW OF THE FUND

WHAT ARE THE GOALS OF THE ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND? The Fund seeks high current income consistent with the preservation of capital and maintenance of liquidity. The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. Please read about the Fund before investing.


WHAT IS THE FUND'S INVESTMENT STRATEGY? The Fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. The Fund intends to comply with Rule 2a-7 under the Investment Company Act of 1940.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? The Fund invests in securities that are backed by "credit enhancements" such as letters of credit. The value of investments in the Fund could decrease if the credit quality of the credit enhancement provider declines. The Fund invests in mortgage related securities which have significantly greater price and yield volatility than traditional fixed income securities. In addition, the Fund invests in U.S. dollar denominated foreign securities which may expose the Fund to risks that are different from investments in U.S. Securities. An investment in the Fund is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Fund" and "Investment Risks."



WHO CAN BUY SHARES? The Fund currently offers shares only to institutional and other accredited investors. For more details, please see the section of this prospectus entitled "Purchasing Fund Shares."



HOW DO I PURCHASE AND REDEEM SHARES? You may buy and redeem shares of the Fund on any day that the Fund is open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.



HOW ARE DIVIDENDS PAID? Generally, dividends are declared on each business day and are distributed periodically. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash.
For a more detailed discussion of dividends, see "Dividend Policies."



WHO MANAGES THE FUND? Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Fund. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

THE ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund is a diversified money market fund that seeks current income with liquidity and stability of principal.


PORTFOLIO SECURITIES: The Fund invests exclusively in high quality money market instruments. These instruments include U.S. Treasury obligations, obligations issued or guaranteed by U.S. agencies or instrumentalities, mortgage-backed securities, commercial paper, bank obligations and deposit notes. The Fund also may invest in commercial paper issued by foreign issuers. The Fund may invest up to 10% of its net assets in illiquid investments such as certain restricted securities and private placements. The Fund also engages in securities lending. For a list of all of the securities in which the Fund may invest, please read "Investment Practices."



RISK CONSIDERATIONS: The Fund invests in securities that are backed by "credit enhancements" such as letters of credit.  The value of your investment in the Fund could decrease if the value of the securities in the portfolio decreases in response to declining credit quality of a credit enhancement provider. The Fund also invests in U.S. dollar denominated foreign investments which involve risks that are different from investments in U.S.
companies. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield
volatility than traditional fixed-income securities.   Before you
invest, please read "More About the Fund" and "Investment
Risks."

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES

SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Charge Imposed on Purchases             none
    (as a percentage of offering price)
  Maximum Contingent Deferred Sales Charge              none
    (as a percentage of original purchase price
     or redemption proceeds, as applicable)
  Redemption Fees                                       none
  Exchange Fees                                         none
ANNUAL OPERATING EXPENSE
(as a percentage of average daily net assets)
  Investment Advisory Fees                              .10%
  Other Expenses(2)                                     .10%
 Total Fund Operating Expenses (after fee waiver)       .20%


(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent.

(2) Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE: An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.

                         1 YEAR          3 YEARS
                         ------          -------

                             $2              $6

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

This section normally would include Financial Highlights for the Fund. Because the Fund had not begun operations as of June 30, 1998, that are no Financial Highlights for the Fund.

MORE ABOUT THE FUND

PORTFOLIO QUALITY


Securities will be purchased by the Fund only if Banc One Investment Advisors determine that they present minimal credit risk under guidelines adopted by the Board of Trustees. In addition, unless a more specific rating is specified, all investments of the Fund must be rated in one of the two highest rating categories described in "Description of Ratings" in the Appendix. If an investment is unrated, Banc One Investment Advisors must determine that it is of comparable quality to a rated security. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.


ILLIQUID INVESTMENTS

The Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

NET ASSET VALUE: There is no assurance that the Fund will meet its investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.


FIXED INCOME SECURITIES: The value of fixed income securities (for example, bonds) will increase or decrease based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase or decrease as the value of the Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they are also subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

DERIVATIVES: The Fund may invest in securities that are considered to be derivatives. "Derivatives" are securities that derive their value from the performance of underlying assets or securities. These securities may be more volatile than other securities. These include mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and asset-backed securities. Derivatives may be riskier than traditional investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments. For a more detailed discussion of these risks, please read "Investment Risks."


HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES? You may purchase Fund shares from the following sources:
*    The One Group Services Company, and
* Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHO MAY PURCHASE FUND SHARES?  Fund shares may be purchased by:
* Commercial and retail institutional investors, including affiliates of BANC ONE CORPORATION, that have opened accounts with the Fund's transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.
* Individuals with a net worth, or joint net worth with their spouse, at the time of purchase in excess of $1 million.

* Individuals with annual income, or joint annual income with their spouse, at the time of purchase in excess of $200,000.
* If you have questions about eligibility, please call The One Group Services Company at 1-800-480-4111.

WHEN CAN I BUY SHARES?
* Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.
* Purchase requests will be effective on the day received by The One Group Services Company and you will be eligible to receive dividends declared the same day, if (i) such purchase orders are received by The One Group Services Company before 4:00 p.m., Eastern Time ("ET"), and (ii) the Fund's custodian, State Street Bank and Trust Company, receives "federal funds" before 4:00 p.m., ET on such day. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next Business Day on which federal funds are timely received by State Street Bank and Trust Company.
* On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.
* If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.
* The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the order.
* Shares are electronically recorded. Therefore, certificates will not be issued.

HOW MUCH DO SHARES COST?
*    Shares are sold at net asset value ("NAV").
* NAV per share is calculated by dividing the total market value of the Fund's investment and other assets (minus expenses) by the number of outstanding shares. The Fund uses its best efforts to maintain its NAV at $1.00, although there is no guarantee that it will be able to do so.
* NAV is calculated each business day as of 2:00 p.m. and following the close of the NYSE at 4:00 p.m., ET. On occasion, the NYSE will close before 4:00 p.m ET. When that happens, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1.   Read the prospectus carefully.

2. Decide how much you want to invest. o The minimum initial investment is $1,000,000. o Subsequent investments must be at least $5,000. o The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:

         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from the Fund will not be permitted for ten (10) calendar days if purchases are made by check.

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes.  Simply select this option on your Account Application Form and then:
* Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.

* Authorize a bank transfer or initiate a wire transfer payable to "The One Group" to State Street Bank and Trust Company at the following wire address:

     State Street Bank & Trust Company
     Attn: Custody & Shareholder Services
     ABA 011 000 028
     DDA 99034167
     FBO The One Group Fund (ex: The One Group Institutional Prime Money Market
     Fund)
     Your Account Number (ex: 123456789)
     Your Account Registration (ex: John Smith & Mary Smith, JTWROS)

* The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.
* You may revoke your right to make purchases over the telephone or by sending a letter to:

         State Street Bank and Trust Company
         c/o The One Group
         P.O. Box 8528
         Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
* You may exchange your shares for shares of any other institutional Money Market Fund of The One Group. o The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.
* The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.
*    The One Group does not charge a fee for this privilege.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:
*    State Street Bank and Trust Company receives the request by 12:30 p.m., ET.
* You have provided The One Group with all of the information necessary to process the exchange.
* You have received a current prospectus of the Fund or Funds in which you wish to invest. o You have contacted your Shareholder Servicing Agent, if necessary.


ARE EXCHANGES TAXABLE?
Generally:
* An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

*    You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market.
Therefore:
* To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.
* Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

* In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction cost or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
* You may redeem all or some of your shares on any day that the Fund is open for business.
* Redemption requests received by The One Group Services Company before 4:00 p.m., ET (or when the NYSE closes), will be effective that day.

HOW DO I REDEEM SHARES?
o Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         c/o  The One Group
         P.O. Box 8528
         Boston, MA 02266-8528

* You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.
* State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:
     1.  the redemption is for $50,000 worth of shares or less;
     2.  the redemption is payable to the shareholder of record;
     3. the redemption check is mailed to the shareholder at the record address; or
     4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.
* On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:
     1.  a designated commercial bank; or
     2.  State Street Bank and Trust Company or your Shareholder Servicing
     Agent.
* Your redemption proceeds will ordinarily be paid within seven days after receipt of the redemption request. However, the Fund will attempt to honor requests for next day payment on redemptions, if the request is received before 2:00 p.m., ET.
* The Funds also will attempt to honor requests for payments in two business days, if the redemption request is received after the time listed above.

WHAT WILL MY SHARES BE WORTH?
* The NAV of shares of the Fund is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.
* You will receive the NAV calculated after your redemption request is received. Please read "How Much Do Shares Cost?"


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

* Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.
* Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.
* State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.
* The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
* All redemptions will be for cash. The redemption price of shares is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.
* If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.
*    The One Group may suspend your ability to redeem when:
     1.  Trading on the NYSE is restricted.
     2.  The NYSE is closed (other than weekend and holiday closings).
     3.  The SEC has permitted a suspension.
     4. An emergency exists.
     The Statement of Additional Information offers more details about this process.
* You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to the Fund or class, or which affect the Fund or class differently from the other funds of The One Group. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS: The Fund generally declares dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for the Fund are distributed at least annually.

DIVIDEND REINVESTMENT: You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.

TAX TREATMENT OF THE FUND

TAX STATUS OF THE FUND

The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Fund qualifies, it will pay no federal income tax on the earnings it distributes to shareholders.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares will generally produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

TAXATION OF DISTRIBUTIONS
The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to investors on at least an annual basis. Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income will be taxable as ordinary income and dividends from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

TAX INFORMATION: The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Fund or its shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

BOX: REPORTING: In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

ORGANIZATION & MANAGEMENT OF THE FUNDS

THE FUND
The Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. The other 39 Funds are described in separate prospectuses. The Fund described in this prospectus is diversified. Each Fund is supervised by the Board of Trustees.

THE BOARD OF TRUSTEES
The Trustees oversee the management and administration of the Fund. The Trustees are responsible for making major decisions about the Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of The One Group.

THE ADVISOR
Banc One Investment Advisors makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.

THE DISTRIBUTOR
The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Fund and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.


THE ADMINISTRATOR AND SUB-ADMINISTRATOR
The One Group Services Company also serves as the Fund's administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives an annual fee of .05% of the Fund's average daily assets. The fee is calculated daily and paid monthly. Banc One Investment Advisors, the Sub- Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND THE SUB-CUSTODIAN
State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528 or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statements, distributes dividends, and processes buy and sell requests. As the Fund's custodian, State Street holds the Fund's assets, settles all portfolio trades and assists in calculating the Fund's net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Fund's securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee for this service.

YEAR 2000
Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


Instrument                                                                                                    Risk Type
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and CUBES.                                            Market

TREASURY RECEIPTS: TRS, TIGRs, and CATS.                                                                      Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the                 Market
U.S. Government.  These include Ginnie Mae, Fannie Mae, and Freddie Mac.                                      Credit


CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                                       Market
                                                                                                              Credit
                                                                                                              Liquidity

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.                 Liquidity
                                                                                                              Credit
                                                                                                              Market

REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return                   Credit
the security to the seller at an agreed upon price on an agreed upon date.  This is treated as a loan.        Market
                                                                                                              Liquidity


REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment to                            Market
buy the security back at an agreed upon price on an agreed upon date.  This is treated as a                        Leverage
borrowing by a Fund.


SECURITIES LENDING: The lending of up to 33 1/3% of  the Fund's total assets. In return the Fund                   Credit
will receive cash, other securities and/or letters of credit as collateral.                                        Market
                                                                                                                   Leverage

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or contract to purchase securities                        Market
at a fixed price for delivery at a future date.                                                                    Leverage

                                                                                                                   Liquidity

INVESTMENT COMPANY SECURITIES: Shares of other mutual funds, including money market funds Market of The One Group and shares of other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a                                  Credit
commercial bank.  Maturities are generally six months or less.                                                     Liquidity
                                                                                                                   Market

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations                         Credit
and other entities.  Maturities generally vary from a few days to nine months.                                     Liquidity
                                                                                                                   Market

FOREIGN SECURITIES: Commercial paper of foreign issuers and obligations of foreign                                 Market
banks, overseas branches of U.S. banks and supranational entities.                                                 Political
                                                                                                                   Liquidity
                                                                                                                   Foreign
                                                                                                                   Investment

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as                         Liquidity
privately placed commercial paper and Rule 144A securities.                                                        Market

VARIABLE AND FLOATING RATE NOTES: Obligations with interest rates which are reset                                  Market
daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.                      Credit
                                                                                                                   Liquidity

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans.                      Pre-Payment
These include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment                     Market
Conduits ("REMICs").                                                                                               Credit
                                                                                                                   Regulatory

DEMAND FEATURES: Securities that are subject to puts and standby commitments to purchase                           Market
the securities at a fixed price (usually with accrued interest) within a fixed period of time following            Liquidity
demand by a Fund.                                                                                                  Management

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for                    Market
various public purposes.   Municipal securities include private activity bonds and industrial                      Credit
development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond                               Political
Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt                         Tax
obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.

SHORT-TERM FUNDING AGREEMENTS: Agreements issued by banks and highly rated insurance companies                     Market
such as Guaranteed Investment Contracts ("GICs") and Bank Investment Contracts ("BICs").                           Credit
                                                                                                                   Liquidity


PARTICIPATION INTERESTS: Interests in municipal securities, including municipal leases, from                       Credit
financial institutions such as commercial and investment banks, savings and loan associations and                  Tax
insurance companies.  These interests may take the form of participations, beneficial interests in a trust,        Market
partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from Federal Income Tax.

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck                       Pre-Payment
and auto loans, leases, credit card receivables and other securities backed by other types of                      Market
receivables or other assets.                                                                                       Credit
                                                                                                                   Regulatory

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

* CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.


* LEVERAGE RISK. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.


* LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

* MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.


* MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There also is the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.


* POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

* FOREIGN INVESTMENT RISK. Risks associated with higher transaction costs, delayed settlements, currency controls, and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

* PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any premium paid, resulting in an unexpected capital loss.

* TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

* REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

INVESTMENT POLICIES

The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. In addition to the fundamental policies mentioned earlier, the following fundamental policies apply to the Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.


The Fund:

1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so.

2. Will not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

3. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or banker's acceptances, and repurchase agreements involving such securities, municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.

4. Will not purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of any that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of the Fund's total assets. The Fund may invest the remaining 25% of its total assets without restriction.


Additional investment policies can be found in the Statement of Additional Information.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STANDARD & POOR'S CORPORATION ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.



FITCH LIMITED ("FITCH")

F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.



MOODY'S INVESTORS SERVICE ("MOODY'S")

Prime-1   Superior ability for repayment.

Prime-2   Strong ability for repayment.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

S&P

INVESTMENT GRADE

AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligations is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

SPECULATIVE GRADE

BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

CC       Currently highly vulnerable to non-payment.

C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D        Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

INVESTMENT GRADE

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.


Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.


A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S

MIG1& VMIG1         Short-term municipal securities rated MIG1 or VMIG1
                    are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


MIG2 & VMIG2        These Short-term municipal securities are of high quality.
                    Margins of protection are ample although not so large as in the preceding group.


MIG3 & VMIG3        Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4    Non-investment grade and, therefore, speculative.




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                                       20

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219


Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C.  20005

Independent Accountants
PricewaterhouseCoopers, LLP
100 East Broad Street
Columbus, OH 43215


The Statement of Additional Information contains more detailed information about the Funds. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-480-4111 or by writing to The One Group Services Company at 3435 Stelzer Road, Columbus, Ohio 43219. The Statement of Additional Information is incorporated into this prospectus by reference. The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, materials incorporated by reference and other information regarding The One Group(R).



TOG-F-107

0092855.01

                     THE ONE GROUP(R) FAMILY OF MUTUAL FUNDS


                       THE ONE GROUP(R) EQUITY INDEX FUND


                                 OCTOBER , 1998


        The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

        PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUND                                                1
ABOUT THE FUND                                                             2
MORE ABOUT THE FUND                                                        8
HOW TO DO BUSINESS WITH THE ONE GROUP                                      9
  Purchasing Fund Shares                                                   9
  Sales Charges                                                           11
  Sales Charge Reductions and Waivers                                     13
  Exchanging Fund Shares                                                  15
  Redeeming Fund Shares                                                   17
SHAREHOLDER INFORMATION                                                   19
  Voting Rights                                                           19
  Dividend Policies                                                       20
  Tax Treatment of the Fund                                               21
  Tax Treatment of Shareholders                                           21
  Shareholder Inquiries                                                   21
ORGANIZATION AND MANAGEMENT OF THE ONE GROUP                              22
  The Funds                                                               22
  The Board of Trustees                                                   22
  The Advisor                                                             22
  The Distributor                                                         22
  The Administrator and Sub-Administrator                                 22
  The Transfer Agent, Custodian and Sub-Custodian                         23
DETAILS ABOUT THE ONE GROUP EQUITY INDEX FUND'S INVESTMENT PRACTICES
  AND POLICIES                                                            24
  Investment Practices                                                    24
  Investment Risks                                                        27
  Investment Policies                                                     28
APPENDIX: DESCRIPTION OF RATINGS                                          30

                           A BRIEF PREVIEW OF THE FUND

WHAT IS THE GOAL OF THE ONE GROUP EQUITY INDEX FUND?


The Fund is designed to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") Index.*


WHAT ARE THE FUND'S INVESTMENT STRATEGIES?


The Fund normally will invest in a variety of equity securities, primarily common stocks, that are included in the S&P 500 Index and, secondarily, in stock index futures. The Fund also may lend its securities.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


Equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other forms of investment. Accordingly, as with all equity investments, you may lose money by investing in the Fund. The Fund may invest in derivative securities. These securities may expose the Fund to special risks. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Fund" and "Investment Risks."


WHAT CLASSES OF SHARES ARE AVAILABLE?


The Fund currently offers four classes of Shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. The section called "How To Do Business With The One Group" will provide more information. Class I shares are not available to Individual Retirement Accounts ("IRA").


HOW DO I PURCHASE AND REDEEM SHARES?

You may buy and redeem shares of the Fund on any day that the Fund is open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID?

Generally, dividends are declared on the last business day of each month and are distributed periodically on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUND?

Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Fund. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

* "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

THE ONE GROUP(R) EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index.*

INVESTMENT STRATEGY

The Fund invests primarily in stocks included in the S&P 500 Index and, secondarily in stock index futures. Banc One Investment Advisors will seek to achieve a correlation between the performance of the Fund and that of the S&P 500 Index. To implement this strategy, Banc One Investment Advisors generally selects stocks in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Perfect correlation would be 1.00.

PORTFOLIO SECURITIES

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. In addition, the Fund may hold up to 10% of its net assets in cash or cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Because the Fund's investments are tied to an index, fluctuations in the index will affect the value of your investment in the Fund. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT


The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.


* "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                                                 SHAREHOLDER EXPENSES


SHAREHOLDER TRANSACTION EXPENSES(1)                         CLASS A         CLASS B         CLASS C       CLASS I
-----------------------------------                         -------         -------         -------       -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                       4.50%            none             none        none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                               none(2)          5.00%            1.00%       none
Redemption Fees                                             none             none             none        none
Exchange Fees                                               none             none             none        none
ANNUAL OPERATING EXPENSES (3)
 (as a  percentage of average daily net assets)
Investment Advisory Fees (after fee
  waiver) (4)                                                .25%             .25%             .25%        .25%
12b-1 Fees (after fee waiver) (5)                            .25%            1.00%            1.00%       none
Other Expenses                                               .25%             .25%             .25%        .25%
Total Fund Operating Expenses (after fee
  waivers) (6)                                               .75%            1.50%            1.50%        .50%


(1) If you buy or sell shares through an account with a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from the redemption amounts paid by wire.


(2)         Except for purchases of $1 million or more. Please see
            "Sales Charges."

(3)         Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .30% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.


(6) Without the voluntary reduction of Investment Advisory fees, 12b-1 fees, Total Operating Expenses would be .90% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and .55 % for Class I shares.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                 1 YEAR        3 YEARS         5 YEARS        10 YEARS
                                                 ------        -------         -------        --------

Class A                                           $52            $68            $ 85            $134
Class A (without fee waivers)                     $54            $72            $ 93            $151
Class B                                           $65            $77            $102            $159
Class B (without fee waivers)                     $66            $79            $104            $167
Class C                                           $25            $47            $ 82            $179
Class C (without fee waivers)                     $26            $49            $ 84            $185
Class I                                           $ 5            $16            $ 28            $ 63
Class I (without fee waiver)                      $ 6            $18            $ 31            $ 69

Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                    1 YEAR          3 YEARS        5 YEARS       10 YEARS
                                                    ------          -------        -------       --------

Class A                                               52               68             85            134
                                                      54               72             95            151
Class A (without fee waivers)                         15               47             82            159
Class B                                               16               49             84            167
Class B (without fee waivers)                         15               47             82            179
Class C                                               16               49             84            185
Class C (without fee waivers)                          5               16             28             63
Class I                                                6               18             31             69
Class I (without fee waivers)


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

               THE ONE GROUP(R) EQUITY INDEX FUND FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years, or since inception if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.


                                                                          YEAR ENDED JUNE 30,
                                                                          -------------------
                CLASS I            1998    1997            1996            1995           1994            1993         1992(b)
                -------            ----    ----            ----            ----           ----            ----         -------

NET ASSET VALUE, BEGINNING OF PERIOD   $   16.66     $     14.03     $     11.59     $     11.92     $     10.92    $     10.00
                                       ---------     -----------     -----------     -----------     -----------    -----------
Investment Activities
  Net investment income                     0.35            0.33            0.32            0.29            0.30           0.26
  Net realized and unrealized
    gains (losses) from
    investments                             5.27            3.16            2.59           (0.20)           1.13           0.95
                                       ---------     -----------     -----------     -----------     -----------    -----------
Total from Investment Activities            5.62            3.49            2.91            0.09            1.43           1.21
                                       ---------     -----------     -----------     -----------     -----------    -----------
Distributions
  From net investment income               (0.33)          (0.33)          (0.29)          (0.29)          (0.30)         (0.26)
  In excess of net investment
    income                                  --             (0.01)          (0.02)          (0.04)           --             --
  From net realized gains                  (0.15)          (0.52)          (0.16)          (0.09)          (0.13)         (0.03)
                                       ---------     -----------     -----------     -----------     -----------    -----------
Total Distributions                        (0.48)          (0.86)          (0.47)          (0.42)          (0.43)         (0.29)
                                       ---------     -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD         $   21.80     $     16.66     $     14.03     $     11.59     $     11.92    $     10.92
                                       =========     ===========     ===========     ===========     ===========    ===========
Total Return                               34.30%          25.47%          25.79%           0.63%          13.04%         12.14%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)     $ 480,819     $   321,058     $   234,895     $   165,370     $    96,446    $    62,150
  Ratio of expenses to average
    net assets                              0.30%           0.30%           0.33%           0.46%           0.50%          0.73%(c)
  Ratio of net investment income
    to average net assets                   1.87%           2.18%           2.57%           2.44%           2.46%          2.43%(c)
  Ratio of expenses to average
    net assets *                            0.61%           0.59%           0.66%           0.59%           0.87%          1.16%(c)
  Ratio of net investment income
    to average net assets *                 1.56%           1.89%           2.24%           2.31%           2.09%          2.00%(c)
  Portfolio turnover(a)                     5.81%           9.08%           2.71%          11.81%           2.71%         21.90%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
        (b) The Fund commenced operations on July 2, 1991. (c) Annualized.


                                                                        YEAR ENDED JUNE 30,
                                                                        -------------------
                 CLASS A          1998     1997           1996           1995           1994         1993      1992(b)
                 -------          ----     ----           ----           ----           ----         ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD   $    16.67     $    14.02     $    11.59    $    11.91    $    10.92  $    10.94
Investment Activities
  Net investment income                      0.29           0.27           0.29          0.28          0.30        0.08
  Net realized and unrealized
    gains (losses) from
    investments                              5.28           3.18           2.58         (0.20)         1.10        --
                                       ----------     ----------     ----------    ----------    ----------  ----------
Total from Investment Activities             5.57           3.45           2.87          0.08          1.40        0.08
                                       ----------     ----------     ----------    ----------    ----------  ----------
Distributions
  From net investment income                (0.28)         (0.27)         (0.28)        (0.27)        (0.28)      (0.10)
  In excess of net investment
    income                                   --            (0.01)          --           (0.04)         --          --
  From net realized gains                   (0.15)         (0.52)         (0.16)        (0.09)        (0.13)       --
                                       ----------     ----------     ----------    ----------    ----------  ----------
Total Distributions                         (0.43)         (0.80)         (0.44)        (0.40)        (0.41)      (0.10)
                                       ----------     ----------     ----------    ----------    ----------  ----------
NET ASSET VALUE, END OF PERIOD         $    21.81     $    16.67     $    14.02    $    11.59    $    11.91  $    10.92
                                       ==========     ==========     ==========    ==========    ==========  ==========
Total Return (Excludes Sales
  Charge)                                   33.94%         25.16%         25.43%         0.56%        12.75%       1.32%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)     $   98,338     $   32,186     $    3,003    $    1,416    $      512  $        5
  Ratio of expenses to average
    net assets                               0.55%          0.55%          0.56%         0.62%         0.52%       1.09%(c)

  Ratio of net investment income
    to average net assets                    1.59%          1.93%          2.38%         2.37%         2.51%       1.97%(c)
  Ratio of expenses to average
    net assets *                             0.95%          0.94%          1.01%         0.94%         0.99%       1.27%(c)
  Ratio of net investment income
    to average net assets *                  1.19%          1.54%          1.94%         2.05%         2.04%       1.79%(c)
  Portfolio turnover(a)                      5.81%          9.08%          2.71%        11.81%         2.71%      21.90%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
        (b) Class A Shares commenced offering on February 18, 1992. (c) Annualized.

                                                             YEAR ENDED JUNE 30,
                                                             -------------------
                  CLASS B       1998         1997             1996           1995           1994(a)
                  -------       ----         ----             ----           ----           -------

NET ASSET VALUE, BEGINNING OF PERIOD   $     16.68     $     14.05    $     11.61   $     12.39
Investment Activities
  Net investment income                       0.16            0.16           0.18          0.09
  Net realized and unrealized
    gains (losses) from
    investments                               5.27            3.16           2.61         (0.78)
                                       -----------     -----------    -----------   -----------
Total from Investment Activities              5.43            3.32           2.79         (0.69)
                                       -----------     -----------    -----------   -----------
Distributions
  From net investment income                 (0.16)          (0.16)         (0.19)        (0.09)
  In excess of net investment income          --             (0.01)          --            --
  From net realized gains                    (0.15)          (0.52)         (0.16)         --
                                       -----------     -----------    -----------   -----------
Total Distributions                          (0.31)          (0.69)         (0.35)        (0.09)
                                       -----------     -----------    -----------   -----------
NET ASSET VALUE, END OF PERIOD         $     21.80     $     16.68    $     14.05   $     11.61
                                       ===========     ===========    ===========   ===========
Total Return (Excludes Sales
  Charge)                                    32.93%          24.05%         24.58%   (5.57)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period
 (000)                                 $   168,699     $    38,538    $     1,408   $       248
  Ratio of expenses to average
    net assets                                1.30%           1.30%          1.34%         1.10%(c)
  Ratio of net investment income
    to average net assets                     0.83%           1.18%          1.60%         2.08%(c)
  Ratio of expenses to average
    net assets*                               1.61%           1.59%          1.67%         1.15%(c)
  Ratio of net investment income
    to average net assets*                    0.52%           0.89%          1.27%         2.03%(c)
  Portfolio turnover(d)                       5.81%           9.08%          2.71%        11.81%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14, 1994.
        (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                               MORE ABOUT THE FUND


ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS


Derivatives: The Fund invests in securities that are considered to be "derivatives." "Derivatives" are securities that derive their value from the performance of underlying assets or securities. These include:


-      options, futures contracts, and options on futures contracts


-      warrants


-      swap, cap and floor transactions

-      new financial products



These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments. For a more detailed discussion of these risks, please read "Investment Risks."



Index Funds: An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the funds were not fully invested in such securities. Because of this, an index fund's share price can be volatile and you should be able to handle sudden, and sometimes substantial, fluctuations in the value of your investment.

                     HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

-      The One Group Services Company, and

- Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?


- Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

- Purchase requests received by The One Group Services Company before 4 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

- Purchase orders may be canceled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. ET (i) on the business day after the order is placed if you are buying Class I shares, and (ii) on the third business day if you are purchasing Class A, Class B or Class C shares.


- If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the order.

- Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

-      Class A, Class B and Class C shares are available to the general public.


- Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."


- If you intend to hold your shares for six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.


       The One Group Fund Direct IRA. The One Group offers a retirement plan and, in 1999, may offer an education plan. These plans allow participants to defer taxes while their retirement and education savings grow. The education IRA requires a minimum investment of $500. Call The One Group Services Company at 1-800-480-4111 for an Adoption Agreement.


HOW MUCH DO SHARES COST?

-      Shares are sold at net asset value ("NAV") plus a sales charge, if any.

- Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

- NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.


- The Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the share class most appropriate for you.

2.     Decide how much you want to invest.

       - The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

       - Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

       - You may purchase no more than $250,000 of Class B shares at one time.

       - The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:

       State Street Bank and Trust Company
       c/o The One Group
       P.O. Box 8528
       Boston, MA 02266-8528

       Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (your name)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from the Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

- Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


- Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer, or initiate a wire transfer to the following wire address:

       State Street Bank & Trust Company
       Attn: Custody & Shareholder Services
       ABA 011 000 028
       DDA 99034167

       FBO The One Group Fund (ex: The One Group Equity Index Fund - A) Your Account Number (ex: 123456789)
       Your Account Registration (ex: John Smith & Mary Smith, JTWROS)



- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

- You may revoke your right to make purchases over the telephone by sending a letter to:

       State Street Bank and Trust Company
       c/o The One Group
       P.O. Box 8528
       Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

-      Select the "Systematic Investment Plan" option on the Account
       Application Form.

- Provide the necessary information about the bank account from which your investments will be made.

- Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

- The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.


- You may revoke your right to make systematic investments by calling The One Group Services Company at 1-800-480-1111 or by sending a letter to:


       State Street Bank and Trust Company
       c/o The One Group
       P.O. Box 8528
       Boston, MA 02266-8528

CONVERSION FEATURE

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

- After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.


- You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any Federal income tax.


- Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

- If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

SALES CHARGES

The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from sales charges, 12b-1 fees and payments by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


CLASS A SHARES

This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

                                     Sales Charge                  Sales Charge                 Commission as
                                     as a % of the                 as a % of the                a % of the
Amount of Purchase                   Offering Price                Your Investment              Offering Price
------------------                   --------------                ---------------              --------------
Less than $100,000                        4.50%                      4.71%                           4.05%
$100,000-$249,999                         3.50%                      3.63%                           3.05%
$250,000-$499,999                         2.50%                      2.56%                           2.05%
$500,000-$999,999                         2.00%                      2.04%                           1.60%
$1,000,000*                               0.00%                      0.00%                           0.00%

 * If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:


                                                                              CDSC AS A %
                                                                           OF DOLLAR AMOUNT
                            YEARS SINCE PURCHASE                           SUBJECT TO CHARGE
                            --------------------                           -----------------
                                     0-1                                       5.00%
                                     1-2                                       4.00%
                                     2-3                                       3.00%
                                     3-4                                       3.00%
                                     4-5                                       2.00%
                                     5-6                                       1.00%
                                 more than 6                                   0.00%

The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

                                                      CDSC AS A % OF DOLLAR
                YEARS SINCE PURCHASE                AMOUNT SUBJECT TO CHARGE
                --------------------                ------------------------
                         0-1                                      1.00%
                  After first year                                none

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

How the CDSC is Calculated

- The Fund assumes that all purchases made in a given month were made on the first day of the month.

- The CDSC is based on the current market value or the original cost of the shares, whichever is less.

- A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

- To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A Shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.


- If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of The Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to The One Group shares you receive in the reorganization.


12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

-       The 12b-1 fees vary by share class as follows:

        1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

        2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.


        3.      There are no 12b-1 fees for Class I shares.


- 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

- The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25% and 1.00% of the average daily net assets of Class A and Class B shares, respectively.

- The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund of The One Group (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds in The One Group over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Fund if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

          -       The One Group.

          -        BANC ONE CORPORATION and its subsidiaries and affiliates.

          - The One Group Services Company and its subsidiaries and affiliates.

          - State Street Bank and Trust Company and its subsidiaries and affiliates.

          - Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

          - An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4. Bought by:

          - Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

          - Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

          - Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

          - Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.


5. Bought with proceeds from the sale of Class I shares of a Fund of The One Group or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including a Fund of The One Group, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.


7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8.        Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Fund:


1. Provided that you withdraw no more than 10% of your account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.        Acquired in exchange for Class B shares of other Funds of The One
          Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Fund:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.        Acquired in exchange for Class C shares of other Funds of The One
          Group.


7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111 or your Shareholder Servicing Agent.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

You may make the following exchanges:


- Class I shares of the Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.

- Class A shares of the Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.


- Class B shares of the Fund may be exchanged for Class B shares of another Fund of The One Group.

- Class C shares of the Fund may be exchanged for Class C shares of another Fund of The One Group. The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.

The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

-         State Street Bank and Trust Company receives the request by 4:00 p.m.,
          ET.

- You have provided The One Group with all of the information necessary to process the exchange.

- You have received a current prospectus of the Fund or Funds in which you wish to invest.

-         You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:

- You will pay a sales charge if you own Class I shares of the Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).
[/R]

-         You will pay a sales charge if you bought Class A shares of a Fund:

          1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

          2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

- If you exchange Class B or Class C shares of the Fund, you will not pay a sales charge at the time of the exchange, however:

          1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

          2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:


- An exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes.


- An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

-         You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

- To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

- Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

- In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business.


- Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.


HOW DO I REDEEM SHARES?

- Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

          The One Group
          c/o State Street Bank and Trust Company
          P.O. Box 8528
          Boston, MA 02266-8528

-         All requests for redemptions from IRA accounts must be in writing.

- You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

- State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

          1.       the redemption is for $50,000 worth of shares or less;

          2.       the redemption is payable to the shareholder of record;


          3. the redemption check is mailed to the shareholder at the record address; or

          4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


- On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

          1.       a designated commercial bank; or

          2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?


- If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

- If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

- Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

- Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

-         REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

-         Select the "Systematic Withdrawal Plan" option on the Account
          Application Form.

- Specify the amount you wish to receive and the frequency of the payments.

-         You may designate a person other than yourself as the payee.

-         There is no charge for this service.

-         If you select this option, please keep in mind that:

          1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

          2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

          3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan.

          4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

-         All redemptions will be for cash.

- If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


- Because of the high cost of handling small investments, The One Group charges a sub-minimum account fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

-         The One Group may suspend your ability to redeem when:
                   1.  Trading on the NYSE is restricted.
                   2. The NYSE is closed (other than weekend and holiday closings).
                   3. The SEC has permitted a suspension.
                   4.  An emergency exists.
          The Statement of Additional Information offers more details about this process.

- You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.



                             SHAREHOLDER INFORMATION

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, votes separately on matters relating solely to the Fund or class, or which affect the Fund or class differently than other Funds of The One Group. However, all shareholders will have equal voting rights on matters that affect all shareholders of The One Group equally.


BANC ONE CORPORATION (100 East Broad Street, Columbus, Ohio, 43271), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940, to control the Fund. This is because as of July 30, 1998, BANC ONE CORPORATION or its affiliates possessed the power to vote substantially all of the Class I shares of the Fund.

On the same date, the following shareholders owned 25% or more of Class A and Class C shares of the Fund. As a consequence, they are considered to be controlling persons of these classes of the Fund.


                                                       PERCENTAGE OF          TYPE OF
NAME AND ADDRESS                    FUND/CLASS         OWNERSHIP              OWNERSHIP
----------------                    ----------         ---------              ---------

Dean Witter For The Benefit Of        Income Equity         71.70%              Record
McKee Char TR/Lynn A Hammond &        Fund
Clare W White Co-TTEES                Class C
Church St Station B PO Box 250
New York NY 10013-0250

Banc One Securities Corp Fbo          Equity Index Fund      32.30%            Beneficial
The One Investment Solution           Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp Fbo          Equity Index Fund       62.48%            Beneficial
The One Investment Solution           Class C
733 Greencrest Dr
Westerville OH 43081-4903



 DIVIDEND POLICIES

 DIVIDENDS

 The Fund generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of the next month. Capital gains, if any, for the Fund are distributed at least annually.

 The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


 Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.


 DIVIDEND REINVESTMENT

 You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

 If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.

 SPECIAL DIVIDEND RULES FOR CLASS B SHARES

Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

 TAX TREATMENT OF THE FUND

 TAX STATUS OF THE FUND

 The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Fund qualifies, as it has in the past, it will pay no federal income tax on the earnings it distributes to shareholders.

 TAX TREATMENT OF SHAREHOLDERS

 TAXATION OF SHAREHOLDER TRANSACTIONS

 A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

 TAXATION OF DISTRIBUTIONS


 The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) on at least an annual basis. Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income will be taxable as ordinary income and dividends from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.


 Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

 TAXATION OF RETIREMENT PLANS

 Distributions by the Fund to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

 TAX INFORMATION

 The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Fund or its shareholders.

 SHAREHOLDER INQUIRIES

 If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

          REPORTING


          In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.



                  ORGANIZATION AND MANAGEMENT OF THE ONE GROUP

 THE ONE GROUP


 The Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Only The One Group Equity Index Fund is described in this prospectus; the other Funds are described in separate prospectuses. The Fund described in this prospectus is diversified and is supervised by the Board of Trustees.


 THE BOARD OF TRUSTEES

 The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.

 THE ADVISOR


 Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.

 For the fiscal year ended June 30, 1998, the Fund paid advisory fees at an annual rate of 0.10% of the average daily net assets of the Fund.


 THE DISTRIBUTOR

 The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

 THE ADMINISTRATOR AND SUB-ADMINISTRATOR

 The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of each Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some Funds are not included in the calculations. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

 THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN

 State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statementing, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Funds' securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee by the Funds for this service.


YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

           DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES

 INVESTMENT PRACTICES

 The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Equity securities are subject mainly to market risk, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

 INSTRUMENT                                                                                   RISK TYPE
 ----------                                                                                   ---------
 COMMON STOCK: Shares of ownership of a company.                                               Market

 REPURCHASE AGREEMENTS: The purchase of a security and the                                     Credit
 simultaneous commitment to return the security to the seller at                               Market
 an agreed upon price on an agreed upon date. This is treated as                              Liquidity
 a loan.

 REVERSE REPURCHASE AGREEMENT: The sale of a security and the                                  Market
 simultaneous commitment to buy the security back at an agreed                                Leverage
 upon price on an agreed upon date. This is treated as a
 borrowing by the Fund.


 SECURITIES LENDING: The lending of up to 331/3% of the Fund's                                 Credit
 total assets. In return the Fund will receive cash, other securities, and/or                  Market
 letters of credit as collateral.                                                             Leverage


 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or                                   Market
 contract to purchase securities at a fixed price for delivery at                             Leverage
 a future date.                                                                               Liquidity

 INVESTMENT COMPANY SECURITIES: Shares of other mutual funds,                                  Market
 including money market funds of The One Group and shares of other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

 CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to                              Market
 common stock.                                                                                 Credit

 CALL AND PUT OPTIONS: A call option gives the buyer the right to Management buy, and obligates the seller of the option to sell, a security Liquidity at a specified price. A put option gives the buyer the right to Credit sell, and obligates the seller of the option to buy, a security Market at a specified price. The Fund will sell only covered call and Leverage secured put options.

 FUTURES AND RELATED OPTIONS: A contract providing for the future                            Management
 sale and purchase of a specified amount of a specified security,                              Market
 class of securities, or an index at a specified time in the                                   Credit
 future and at a specified price.                                                             Liquidity
                                                                                              Leverage



 REAL ESTATE INVESTMENT TRUSTS ("REITs"): Pooled investment                                         Liquidity
 vehicles which invest primarily in income producing real estate                                   Management
 or real estate related loans or interest.                                                           Market

                                                                                                   Regulatory
                                                                                                       Tax
                                                                                                   Pre-payment
 BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn                                        Credit
 on and accepted by a commercial bank. Maturities are generally                                     Liquidity
 six months or less.                                                                                 Market

 COMMERCIAL PAPER: Secured and unsecured short-term promissory                                       Credit
 notes issued by corporations and other entities. Maturities                                        Liquidity
 generally vary from a few days to nine months.                                                      Market

 U.S. TREASURY OBLIGATIONS: Bills, notes,                                                            Market
 bonds, STRIPS, and CUBES.


 TREASURY RECEIPTS: TRS, TIGRs, and CATS.                                                            Market


 U.S. GOVERNMENT AGENCY SECURITIES: Securities                                                       Market
 issued by agencies and instrumentalities of the U.S. Government.                                    Credit
 These include Ginnie Mae, Fannie Mae, and Freddie Mac.

 CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated                                       Market
 maturity.                                                                                           Credit
                                                                                                    Liquidity

 TIME DEPOSITS: Non-negotiable receipts issued by a bank in                                         Liquidity
 exchange for the deposit of funds.                                                                  Credit
                                                                                                     Market

 RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933,                 Liquidity
 such as privately placed commercial paper and Rule 144A securities                                  Market

 PREFERRED STOCK: A class of stock that generally pays a                                             Market
 dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

 SWAPS, CAPS AND FLOORS: The  Fund may enter into these transactions                               Management
 to manage its exposure to changing interest rates and other                                         Credit
 factors. Swaps involve an exchange of obligations by two                                           Liquidity
 parties. Caps and floors entitle a purchaser to a principal                                         Market
 amount from the seller of the cap or floor to the extent
 that a specified index exceeds or falls below a predetermined interest rate or amount.

 NEW FINANCIAL PRODUCTS: New options and futures contracts and                                     Management
 other financial products, continue to be developed and the Fund                                     Credit
 may invest in such options, contracts and products.                                                 Market
                                                                                                    Liquidity


 Standard & Poor's Depository Receipts ("SPDRs"): SPDRs represent                                    Market
 ownership in a long-term unit investment trust that holds a portfolio common stocks designed to track the price performance and dividend yield of the S&P
 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio, less trust expenses.




 Variable and Floating Rate Instruments: Obligations with                             Market
 interest rates which are reset daily, weekly, quarterly or some                      Credit
 other period and which may be payable to the Fund on demand.                        Liquidity

 Warrants: Securities, typically issued with preferred stock or                       Market
 bonds, that give the holder the right to buy a proportionate                         Credit
 amount of common stock at a specified price.


 INVESTMENT RISKS

 Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

 - Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 - Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         - Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

         - Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 - Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 - Management Risk. The risk that a strategy used by the Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 - Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 - Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline.

         When mortgage and other obligations are pre-paid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

 - Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

 - Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

 INVESTMENT POLICIES

 The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. The full text of the fundamental policies can be found in the Statement of Additional Information.

 The Fund may not:

 1. Purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of the Fund's total assets.

 2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

 3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
         (ii) enter into repurchase agreements; and (iii) engage in securities lending.

 4. Invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities.

 Additional investment policies can be found in the Statement of Additional Information.

 TEMPORARY DEFENSIVE POSITION

 Sometimes Banc One Investment Advisors decides that the Fund should temporarily be invested in cash and cash equivalents. Cash equivalents include:

 - Securities issued by the U.S. Government, its agencies and instrumentalities

 -        Repurchase Agreements

 -        Certificates of Deposit

 -       Bankers' Acceptances

 -       Commercial Paper (rated in one of the two highest rating categories)

 -       Variable Rate Master Demand Notes

 -       Bank Money Market Deposit Accounts

 The Fund may temporarily invest only 10% of its total assets in cash and cash equivalents.

 While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

 PORTFOLIO TURNOVER

 Portfolio turnover may vary greatly from year to year, as well as within a particular year.


 Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 1998 is shown on the Financial Highlights.

                                    APPENDIX

 DESCRIPTION OF RATINGS

 The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

 Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 DESCRIPTION OF COMMERCIAL PAPER RATINGS

 DUFF & PHELPS CREDIT RATING CO. ("DUFF")

          D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

          D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 STANDARD & POOR'S CORPORATION ("S&P")

         A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

         A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.


 FITCH'S IBCA LIMITED ("FITCH")

         F1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

         F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


 MOODY'S INVESTORS SERVICE ("MOODY'S")

         PRIME-1 Superior ability for repayment.

         PRIME-2 Strong ability for repayment.



 DESCRIPTION OF PREFERRED STOCK RATINGS

 MOODY'S

         aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

           a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

 S&P

 S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

         AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

          AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

           A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

 SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

         TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

         TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4     Non-investment grade and, therefore, speculative.

 Investment Advisor and Sub-Administrator
 Banc One Investment Advisors Corporation
 1111 Polaris Parkway
 P.O. Box 710211
 Columbus, OH 43271-0211

 Distributor
 The One Group Services Company
 3435 Stelzer Road
 Columbus, OH 43219

 Administrator
 The One Group Services Company
 3435 Stelzer Road
 Columbus, OH 43219

 Transfer Agent and Custodian
 State Street Bank and Trust Company
 P.O. Box 8528
 Boston, MA 02266-8528

 Legal Counsel
 Ropes & Gray
 One Franklin Square
 1301 K Street, N.W.
 Suite 800 East
 Washington, D.C. 20005


 Independent Accountants
 PricewaterhouseCoopers, LLP
 100 East Broad Street

 Columbus, OH 43215


 THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUND. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEBSITE (WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP(R).




 TOG -F- ____

                                THE ONE GROUP(R)
                             FAMILY OF MUTUAL FUNDS

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 480-4111


                                 October , 1998


                    THE ONE GROUP INVESTOR FIXED INCOME FUND

This prospectus describes a mutual fund that invests in other mutual funds. The mutual fund in this prospectus seeks current income with liquidity and stability of principal by investing in one or more professionally managed portfolios of securities. The information in this prospectus is important.
Please read it carefully before you invest, and save it for future reference.

          PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUND                                                3
ABOUT THE FUND                                                             4
MORE ABOUT THE FUND                                                        7
HOW TO DO BUSINESS WITH THE ONE GROUP                                      7
   Purchasing Fund Shares                                                  7
   Sales Charges                                                          11
   Sales Charge Reductions and Waivers                                    13
   Exchanging Fund Shares                                                 16
   Redeeming Fund Shares                                                  18
SHAREHOLDER INFORMATION                                                   21
   Voting Rights                                                          21
   Dividend Policies                                                      21
   Tax Treatment of the Fund                                              22
   Tax Treatment of Shareholders                                          22
   Shareholder Inquiries                                                  22
ORGANIZATION & MANAGEMENT OF THE FUND                                     23
   The Fund                                                               23
   The Board of Trustees                                                  23
   The Advisor                                                            23
   The Distributor                                                        23
   The Administrator and Sub-Administrator                                23
   The Transfer Agent, Custodian and Sub-Custodian                        23
DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES                24
   Investment Practices                                                   24
   Investment Policies                                                    26
APPENDIX A: DETAILS ABOUT THE UNDERLYING FUNDS' INVESTMENT PRACTICES AND
             POLICIES                                                     28
APPENDIX B: DESCRIPTION OF RATINGS                                        34

[LOGO-(CLOCK)]  A BRIEF PREVIEW OF THE FUND

WHAT ARE THE GOALS OF THE ONE GROUP FIXED INCOME FUND? The Fund's goal is to seek current income with liquidity and stability of principal.

WHAT IS THE FUND'S INVESTMENT STRATEGY? The Fund normally will invest in a diversified group of One Group mutual funds, which invest primarily in equity and fixed income instruments. Shares are available for long-term investors, including tax-advantaged retirement accounts; the Funds should not be used for short-term trading purposes. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, and cash or cash equivalents. The underlying mutual funds in which the Fund will invest have the following characteristics:

        The One Group(R) Prime Money Market Fund                Money Market
        The One Group(R) Limited Volatility Bond Fund           Fixed Income
        The One Group(R) Intermediate Bond Fund                 Fixed Income
        The One Group(R) Income Bond Fund                       Fixed Income
        The One Group(R) Government Bond Fund                   Fixed Income
        The One Group(R) Ultra Short-Term Income                Fixed Income


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? The Fund's investments are concentrated in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will fluctuate with changes in the bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Fund" and "Investment Risks."



WHAT CLASSES OF SHARES ARE AVAILABLE? The Fund currently offers four classes of
Shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. The section called "How To Do Business With The One Group" will provide more information. Class I shares are not available to Individual Retirement Accounts ("IRA").


HOW DO I PURCHASE AND REDEEM SHARES? You may buy and redeem shares of the Fund on any day that the Funds are open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480- 4111.

HOW ARE DIVIDENDS PAID? Generally, dividends are declared monthly and distributed on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS? Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Fund. Banc One Investment

Advisors is paid a fee for its services. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

THE ONE GROUP(R) INVESTOR FIXED INCOME FUND

INVESTMENT OBJECTIVE: The Fund seeks current income with liquidity and stability of principal by investing primarily in a diversified group of The One Group mutual funds which invest primarily in fixed income securities.

INVESTMENT STRATEGY: The Fund invests 90% to 100% of its total assets in five mutual funds of The One Group which invest primarily in fixed income securities, and up to 10% of its assets in one money market fund of The One Group.

PORTFOLIO SECURITIES: The Fund will invest in the underlying mutual funds within the following range:

The One Group(R) Prime
Money Market Fund                            0 - 10%
The One Group(R) Limited
Volatility Bond Fund                         0 - 90%
The One Group(R) Intermediate Bond Fund      0 - 90%
The One Group(R) Income Bond Fund            0 - 90%
The One Group(R) Government Fund             0 - 90%
The One Group(R) Ultra Short-Term            0 - 90%

RISK CONSIDERATIONS: The Fund's investments are concentrated in other mutual funds, so the Fund's investment performance is directly related to the performance of those mutual funds. In addition, as a matter of fundamental policy, the Fund must allocate its investments primarily among the mutual funds. As a result, the Fund's investment flexibility is limited.
See "Special Risk Considerations."
-------------------------------------------------------------------------------

SHAREHOLDER EXPENSES

                                                                            CLASS A          CLASS B     CLASS C      CLASS I
                                                                            -------          -------     -------      -------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                         4.50%           none          none       none
Maximum Contingent Deferred Sales Charge(2)
  (as a percentage of original purchase price or redemption
  proceeds, as applicable)                                                     none(2)        5.00%         1.00%       none
Redemption Fees                                                                none           none          none       none
Exchange Fees                                                                  none           none          none       none

ANNUAL OPERATING EXPENSES
  (as a percentage of average daily net assets)
Investment Advisory Fees(after fee waiver)(3)                                  .01%           .01%          .01%       .01%
12b-1 Fees (after fee waiver)(4)                                               .25%          1.00%         1.00%       none
Other Expenses(after fee waiver)(5)                                            .19%           .19%          .19%       .19%
TOTAL OPERATING EXPENSES (after fee waivers)(6)                                .45%          1.20%         1.20%       .20%



  (1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


  (2)       Except for purchases of $1 million or more.  Please see "Sales
            Charges."

  (3) Without the waiver, Investment Advisory fees would be .05% for all classes of shares.

  (4) Due to 12b-1 fees, long-term Class A, Class B, and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A.

  (5) Other Expenses are based on estimated amounts for the current fiscal year. Without the fee waiver and reimbursement, Other Expenses are estimated to be .29%.


  (6) Without the voluntary reduction of fees, Total Operating Expenses would be .69% for Class A shares, 1.34% for Class B shares, 1.34% for Class C shares, and .34% for Class I shares.


The Fund will indirectly pay a portion of the expenses incurred by the underlying funds. The following chart provides the expense ratio for the Fiduciary Class of each underlying fund in which the Fund invests (based on the current fund prospectus). Some of these expense ratios may include a voluntary reduction of investment advisory fees.


                NAME OF UNDERLYING FUND                                EXPENSE RATIO
                -----------------------                                -------------
            The One Group(R) Prime Money Market Fund                      .50%
            The One Group(R) Limited Volatility bond Fund                 .62%
            The One Group(R) Intermediate Bond Fund                       .67%
            The One Group(R) Income Bond Fund                             .61%
            The One Group(R) Government Fund                              .69%
            The One Group(R) Ultra Short-Term Income Fund                 .60%


After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio for Class A shares is 1.09%, for Class B shares is 1.84%, for Class C shares is 1.84%, and for Class I shares is .84%.


EXAMPLE: An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charges; (2) 5% annual return; and (3) redemption at the end of each time period.

                                                      1 YEAR            3 YEARS
                                                      ------            -------

Class A
Class A (without fee waiver)
Class B
Class B (without fee waiver)
Class C
Class C (without fee waiver)
Class I
Fiduciary Class I (without fee waiver)

Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                      1 YEAR            3 YEARS
                                                      ------            -------

Class A
Class A (without fee waiver)
Class B
Class B (without fee waiver)
Class C
Class C (without fee waiver)
Class I
Class I (without fee waiver)



These examples are designed to assist you in understanding the costs and expenses that may be directly or indirectly paid by investors in the Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

This section would include Financial Highlights for the Fund. Because the Fund had not begun operations until after June 30, 1998, there are no financial statements for the Fund.

MORE ABOUT THE FUND


ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

TEMPORARY DEFENSIVE POSITION

Sometimes Banc One Investment Advisors decides that because of market conditions the Fund should temporarily be invested in instruments other than the underlying mutual funds. Therefore, the Fund is permitted for temporary defensive purposes to invest up to 100% of their assets in short-term fixed income securities. These securities include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, repurchase agreements, banker's acceptances, variable amount master demand notes and bank money market deposit accounts. The Fund also may hold cash for liquidity purposes.

To the extent that the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective.

SPECIAL RISK CONSIDERATIONS

SPECIAL RISKS OF INVESTING IN FIXED-INCOME FUNDS

Investments in fixed income securities (for example, bonds) will increase or decrease based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they are also subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.


HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

-       The One Group Services Company, and

- Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?


- Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays:
        New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

- Purchase requests received by The One Group Services Company before 4:00 p.m. Eastern Time ("ET"), will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

- Purchase orders may be canceled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. ET (i) on the business day after the order is placed if you are buying Class I shares, and (ii) on the third business day if you are purchasing Class A, Class B and Class C shares.


- If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

- Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

-       Class A, Class B and Class C shares are available to the general public.


- Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."


- If you intend to hold your shares for six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.


The One Group Fund Direct IRA. The One Group offers a retirement plan and, in 1999, may offer an education plan. These plans allow participants to defer taxes while their retirement and education savings grow. The education IRA requires a minimum investment of $500. Call The One Group Services Company at 1-800-480-4111 for an Adoption Agreement.


HOW MUCH DO SHARES COST?

-       Shares are sold at net asset value ("NAV") plus a sales charge, if any.

- Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

- NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.


- A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.      Decide how much you want to invest.

        - The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

        - Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

        - You may purchase no more than $250,000 of Class B shares at one time.

        -      The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:

        State Street Bank and Trust Company
        c/o The One Group

        P.O. Box 8528
        Boston, MA 02266-8528


        Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (your name)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

- Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


- Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer or initiate a wire transfer to the following wire address:

        State Street Bank & Trust Company
        Attn: Custody & Shareholder Services
        ABA 011 000 028
        DDA 99034167
        FBO The One Group Fund (ex: The One Group Prime Money Market Fund - A) Your Account Number (ex: 123456789)
        Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

- You may revoke your right to make purchases over the telephone by sending a letter to:

        State Street Bank and Trust Company
        c/o The One Group

        P.O. Box 8528
        Boston, MA 02266-8528


CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums.
To establish a Systematic Investment Plan:

-       Select the "Systematic Investment Plan" option on the Account
        Application Form.

- Provide the necessary information about the bank account from which your investments will be made.

- Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

- The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

- You may revoke your right to make systematic investments by sending a letter to:

        State Street Bank and Trust Company
        c/o The One Group

        P.O. Box 8528
        Boston, MA 02266-8528


CONVERSION FEATURE

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

- After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.


- You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any Federal income tax.


- Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

- If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

SALES CHARGES


The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from sales charges, 12b-1 fees and payment by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


CLASS A SHARES

This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

                                       SALES CHARGE       SALES CHARGE
                                       AS A % OF THE          AS A                COMMISSION
                                         OFFERING           % OF YOUR              AS A % OF
AMOUNT OF PURCHASE                         PRICE           INVESTMENT           OFFERING PRICE
------------------                         -----           ----------           --------------
Less than $100,000                            4.50%              4.71%                  4.05%
$100,000-$249,999                             3.50%              3.63%                  3.05%
$250,000-$499,999                             2.50%              2.56%                  2.05%
$500,000-$999,999                             2.00%              2.04%                  1.60%
$1,000,000*                                   0.00%              0.00%                  0.00%

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

                                                   CDSC AS A % OF
                                                    DOLLAR AMOUNT
     YEARS SINCE PURCHASE                         SUBJECT TO CHANGE
     --------------------                         -----------------
              0-1                                         5.00%
              1-2                                         4.00%
              2-3                                         3.00%
              3-4                                         3.00%
              4-5                                         2.00%
              5-6                                         1.00%
          more than 6                                     0.00%

The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

                                                          CDSC AS A %
                                                       OF DOLLAR AMOUNT
     YEARS SINCE PURCHASE                              SUBJECT TO CHARGE
     --------------------                              -----------------
               0-1                                           1.00%
               After first year                              None


Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

How the CDSC is Calculated

- The Fund assumes that all purchases made in a given month were made on the first day of the month.

- The CDSC is based on the current market value or the original cost of the shares, whichever is less.

- A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

- To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A Shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.



- If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of The Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to The One Group shares you receive in the reorganization.


12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

-       The 12b-1 fees vary by share class as follows:

        1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

        2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

        3.     There are no 12b-1 fees for Fiduciary Class shares.

- 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

- The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

- The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your Shareholder Servicing Agent. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

        -      The One Group.

        -      BANC ONE CORPORATION and its subsidiaries and affiliates.

        - The One Group Services Company and its subsidiaries and affiliates.

        - State Street Bank and Trust Company and its subsidiaries and affiliates.

        - Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

        - An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4.      Bought by:

        - Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

        - Accounts to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

        - Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

        - Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent on the books and record of the broker or agent.


5. Bought with proceeds from the sale of Class I shares of a Fund of The One Group or acquired in an exchange of Fiduciary Class shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including a Fund of The One Group, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.


7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8.      Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70-1/2.

5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.      Acquired in exchange for Class B shares of other Funds of The One Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.      Acquired in exchange for Class C shares of other Funds of The One Group.


7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111, or your Shareholder Servicing Agent.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

You may make the following exchanges:


- Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.

- Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.

- Class B shares of a Fund may be exchanged for Class B shares of another Fund of The One Group.

- Class C shares of a Fund may be exchanged for Class C shares of another Fund of The One Group.


The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.


The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.


WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:


-       State Street Bank and Trust Company receives the request by 4:00 p.m.
        ET.


- You have provided The One Group with all of the information necessary to process the exchange.

- You have received a current prospectus of the Fund or Funds in which you wish to invest.

-       You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:


- You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).


-       You will pay a sales charge if you bought Class A shares of a Fund:

        1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

        2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

- If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

        1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

        2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:


- An exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes.


- An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

-       You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

- To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

- Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

- In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

- You may redeem all or some of your shares on any day that the Funds are open for business.


- Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.


HOW DO I REDEEM SHARES?

- Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

        The One Group

        c/o State Street Bank and Trust Company
        P.O. Box 8528
        Boston, MA 02266-8528

-       All requests for redemptions from IRA accounts must be in writing.

- You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

- State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

        1.     the redemption is for $50,000 worth of shares or less;

        2.     the redemption is payable to the shareholder of record;


        3. the redemption check is mailed to the shareholder at the record address; or

        4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


- On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

        1.     a designated commercial bank or

        2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?


- If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

- If you own Class B and Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

- Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

- Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

-       REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

-       Select the "Systematic Withdrawal Plan" option on the Account
        Application Form.

- Specify the amount you wish to receive and the frequency of the payments.

-       You may designate a person other than yourself as the payee.

-       There is no charge for this service.

-       If you select this option, please keep in mind that:

        1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

        2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

        3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan.

        4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

-       All redemptions will be for cash.

- If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


- Because of the high cost of handling small investments, The One Group charges a sub-minimum account fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

-       The One Group may suspend your ability to redeem when:

        1. Trading on the NYSE is restricted.
        2. The NYSE is closed (other than weekend and holiday closings).
        3. The SEC has permitted a suspension.
        4. An emergency exists.

        The Statement of Additional Information offers more detail about this process.

- You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax adviser before making a redemption.


SHAREHOLDER INFORMATION

VOTING RIGHTS
The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to the Fund or class, or which affect the Fund or class differently from other funds of The One Group. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.


DIVIDEND POLICIES

DIVIDENDS: The Fund generally declares dividends monthly. Dividends are distributed on the first Business Day of each month. Capital gains, if any, for all Funds are distributed at least annually.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.


DIVIDEND REINVESTMENT: You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


SPECIAL DIVIDEND RULES FOR CLASS B SHARES: Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to

Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature")

TAX TREATMENT OF THE FUND

TAX STATUS OF THE FUND: The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no federal income tax on the earnings they distribute to shareholders.


TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS: A sale, exchange, or redemption of shares of the Fund generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.


TAXATION OF DISTRIBUTIONS: Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income, including for this purpose net short-term capital gain, will be taxable as ordinary income and dividends from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.


Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

TAXATION OF RETIREMENT PLANS: Distributions by the Fund to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION: The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

BOX: REPORTING: In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

ORGANIZATION & MANAGEMENT OF THE FUND


THE FUNDS: The Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. The Fund described in this prospectus is diversified. Other Funds are described in separate prospectuses. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES: The Trustees oversee the management and administration of the Fund. The Trustees are responsible for making major decisions about the Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of The One Group.


THE ADVISOR: Banc One Investment Advisors makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.


No single person is responsible for managing the assets of the Fund. Rather, investment decisions for the Fund are made by committee. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

THE DISTRIBUTOR: The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Fund and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR: The One Group Services Company also serves as the Fund's administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives an annual fee of .10% of the Fund's average daily net assets, on the first $500,000,000 in Fund assets. The fee declines to .075% on net assets between $500,000,000 and $1 billion, and to
 .05% on assets over $1 billion. The fee is calculated daily and paid monthly. Banc One Investment Advisors, the Sub-Administrator provides office space, equipment, and facilities, as well as legal and regulatory support.


THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN: State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statementing, distributes dividends, and processes buy and sell requests. As the Fund's custodian, State Street holds the Fund's assets, settles all portfolio trades and assists in calculating the Fund's net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with The One Group's securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee for this service.

YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The following is a brief description of the principal investment policies of the underlying funds.

THE ONE GROUP(R) PRIME MONEY MARKET FUND

The One Group(R) Prime Money Market Fund seeks current income with liquidity and stability of principal. The fund intends to comply with the regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the fund. Under these regulations, the fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and are treated as having a maturity of 397 days or less.

THE ONE GROUP(R) LIMITED VOLATILITY BOND FUND

The One Group(R) Limited Volatility Bond Fund seeks current income consistent with preservation of capital through investment in high and medium-grade fixed-income securities. The fund normally invests at least 80% of total assets in debt securities of all types with short to intermediate maturities. Debt securities include bonds, notes and other obligations. At least 65% of the Fund's total assets will consist of bonds rated in one of the three highest investment grade categories at the time of investment, or if unrated, determined by Banc One Investment Advisors to be of comparable quality, and at least 65% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. Many investments will satisfy both requirements. Under normal market conditions, it is anticipated that the fund's average weighted maturity will range between one and five years. The fund may also purchase taxable or tax-exempt municipal securities. Up to 20% of the fund's total assets may be invested in preferred stocks.

THE ONE GROUP(R) INTERMEDIATE BOND FUND

The One Group(R) Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high and medium-grade fixed-income securities with intermediate maturities. The fund will normally invest at least 80% of total assets in debt securities of all types. Debt securities include bonds, notes and other obligations. At least 65% of the fund's total assets will consist of bonds rated in one of the three highest investment grade categories at the time of investment, or if unrated, determined by Banc One Investment Advisors to be of comparable quality, and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. Many investments will satisfy both requirements. The Fund also may invest in more speculative debt securities if they present attractive opportunities and are rated in the lowest investment grade category. The fund may also purchase taxable or tax-exempt municipal securities. Under normal market conditions, it is anticipated that the fund's average weighted maturity will range between three and ten years. Up to 20% of the fund's total assets may be invested in preferred stocks.

THE ONE GROUP(R) INCOME BOND FUND

The One Group(R) Income Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt securities. The Fund normally will invest at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. In addition, up to 30% of the Fund's total assets may be invested in convertible securities, preferred stock, loan participations and debt securities rated below investment grade or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating categories, for example, BB or lower by Standard & Poor's Corporation ("S&P") and Ba or lower by Moody's Investors Service, Inc. ("Moody's"), and are considered to have speculative characteristics. Even though it may invest in debt securities in all rating categories, the Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category. As a matter of fundamental policy, at least 65% of the fund's total assets will consist of bonds. The fund also may purchase taxable or tax-exempt municipal securities.

Under normal market conditions, it is anticipated that the fund's average weighted maturity will range between five and twenty years. The fund may shorten its effective weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

THE ONE GROUP(R) GOVERNMENT BOND FUND

The One Group(R) Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The fund will limit its investments to securities issued by the U.S. Government and its agencies and instrumentalities or related to securities issued by the U.S. Government and its agencies and instrumentalities. At least 65% of the total assets of the Fund will be invested in obligations guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or collateralized by mortgages that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The average weighted remaining maturity of the fund is expected to be between three and fifteen years, however, the fund's average weighted remaining maturity may be outside this range if warranted by market conditions. The balance of the Fund's assets may be invested in debt securities and taxable or tax-exempt municipal securities.

THE ONE GROUP(R) ULTRA SHORT-TERM INCOME FUND

The One Group(R) Ultra Short-Term Income Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The fund normally invests at least 80% of its total assets in debt securities of all types, including money market instruments. In addition, up to 20% of the fund's total assets may be invested in other securities, including preferred stock. The fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or collateralized by mortgages with periodic interest rate resets, some of which may be subject to repurchase agreements. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the fund also may purchase mortgage-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees as to timely payments. The fund also may purchase mortgage and interest rate swaps and interest rate floors and caps. The fund also may employ other investment techniques to enhance returns, such as loans of fund securities, mortgage dollar rolls, repurchase agreements, options contracts and reverse repurchase agreements.

The Fund will maintain a maximum duration of approximately two years.

Details about each underlying fund's investment practices and the risks associated with those practices, can be found n Appendix B.

INVESTMENT POLICIES

The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. The full text of the fundamental policies can be found in the Statement of Additional Information.

The Fund may not:

1. Purchase an issuer's securities if as a result more then 5% of its total assets would be invested in the securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other registered investment companies and repurchase agreements involving these securities. In addition, a Fund may not own more than 10% of the outstanding voting securities of any one issuer.
This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies can be found in the Statement of Additional Information.

PORTFOLIO TURNOVER


Portfolio turnover may vary greatly from year to year as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. It is estimated that the Fund's portfolio turnover rate will not exceed 15%. To the extent portfolio turnover results in short-term capital gains, such gains generally will be taxed at ordinary income tax rates.

                                   APPENDIX A


DETAILS ABOUT THE UNDERLYING FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

The One Group(R) Prime Money Market Fund                    1
The One Group(R) Limited Volatility Bond Fund               2
The One Group(R) Intermediate Bond Fund                     3
The One Group(R) Income Bond Fund                           4
The One Group(R) Government Bond Fund                       5
The One Group(R) Ultra-Short Term Income Fund               6


Instrument                                                                                              Fund          Risk Type
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and CUBES.                                         1-6        Market

TREASURY RECEIPTS: TRS, TIGRS, and CATS.                                                                   1-6        Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the              1-6        Market
U.S. Government.  These include Ginnie Mae, Fannie Mae, and Freddie Mac.                                              Credit


CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                                    1-4, 6     Market

                                                                                                                      Credit
                                                                                                                      Liquidity

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.              1-4,6      Liquidity
                                                                                                                      Credit
                                                                                                                      Market

REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return                1-6        Credit
the security to the seller at an agreed upon price on an agreed upon date.  This is treated as a loan.                Market
                                                                                                                      Liquidity

REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment to                    1-6        Market
buy the security back at an agreed upon price on an agreed upon date.  This is treated as a                           Leverage
borrowing by a Fund.


SECURITIES LENDING: The lending of up to  1/3 of the  Fund's total assets.                                 1-6        Credit
In return the Fund will receive cash,  other securities, and/or letters of credit as collateral.                      Market

                                                                                                                      Leverage

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or contract to purchase securities                1-6           Market
at a fixed price for delivery at a future date.                                                                          Leverage
                                                                                                                         Liquidity

INVESTMENT COMPANY SECURITIES: Shares of other mutual funds, including money
market funds of The One Group and shares of other investment companies for which                          1-4,6          Market
Banc One Investment Advisors serves as investment advisor or administrator.
Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.                             3,4,6         Market
                                                                                                                         Credit


CALL AND PUT OPTIONS: A call option gives the buyer  the right to buy, and obligates the seller            3-6           Management
of the option to sell, a security at a specified price.  A put option gives the buyer the right to sell,                 Liquidity
and obligates the seller of the option to buy, a security at a specified price.  The Funds will sell only                Credit
covered call and secured put options.                                                                                    Market

                                                                                                                         Leverage


FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified          3-6           Management
amount of a specified security, class of securities, or an index at a specified time in the future and                   Market
at a specified price.                                                                                                    Credit

                                                                                                                         Liquidity
                                                                                                                         Leverage

REAL ESTATE INVESTMENT TRUSTS ("REITS"):  Pooled investment vehicles which invest primarily                2-6           Liquidity
in income producing real estate or real estate related loans or interest.                                                Management
                                                                                                                         Market
                                                                                                                         Pre-payment
                                                                                                                         Tax
                                                                                                                         Regulatory


BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a                          1-4, 6        Credit
commercial bank.  Maturities are generally six months or less.                                                           Liquidity

                                                                                                                         Market


COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations                 1-4, 6        Credit
and other entities.  Maturities generally vary from a few days to nine months.                                           Liquidity

                                                                                                                         Market

FOREIGN SECURITIES: Stocks issued by foreign companies, as well as commercial paper of foreign             1-4, 6        Market
issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational                              Political
entities.  Includes American Depository Receipts.                                                                        Liquidity
                                                                                                                         Foreign
                                                                                                                         Investment


RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as                 1-4, 6        Liquidity
privately placed commercial paper and Rule 144A securities.                                                              Market


VARIABLE AND FLOATING RATE NOTES: Obligations with interest rates which are reset                          1-6           Market

daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.                           Credit
                                                                                                                        Liquidity

WARRANTS: Securities, typically issued with preferred stock or bonds, that give the holder the right       4            Market
to buy a proportionate amount of common stock at a specified price.                                                     Credit


PREFERRED STOCK: A class of stock that generally pays a dividend at a specified rate and has preference    2-4, 6       Market
over common stock in the payment of dividends and in liquidation.


MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans.              1-6          Pre-payment
These include collateralized mortgage obligations ("CMOs"), Real Estate Investment Conduits                             Market
("REMICs"), and Stripped Mortgage-Backed Securities ("SMBS").                                                           Credit
                                                                                                                        Regulatory

DEMAND FEATURES: Securities that are subject to puts and standby commitments to purchase                   1-4,6        Market
the securities at a fixed price (usually with accrued interest) within a fixed period of time                           Liquidity
following demand by a Fund.                                                                                             Management

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck               1-4,6        Pre-payment
and auto loans, leases, credit card receivables and other securities backed by other types of                           Market
receivable or other assets.                                                                                             Credit

MORTGAGE DOLLAR ROLLS: A transaction in which a Fund sells securities for delivery in a current            2-6          Pre-payment
month and simultaneously contracts with the same party to repurchase similar but not identical                          Market
securities on a specified future date.                                                                                  Regulatory

ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"): Loans in a mortgage pool which provide for                        2-6          Pre-payment
a fixed initial mortgage interest rate for a specified period of time, after which the rate may be                      Market
subject to periodic adjustments.                                                                                        Credit
                                                                                                                        Regulatory

CORPORATE DEBT SECURITIES:  Corporate bonds and non-convertible debt securities                            3,4,6        Market
                                                                                                                        Credit

SWAPS, CAPS AND FLOORS: A Fund may enter into these transactions to manage its exposure                    3-6          Market
to changing interest rates and other factors.  Swaps involve an exchange of obligations by two                          Management
parties.  Caps and floors entitle a purchaser to a principal amount from the seller of the cap                          Credit
or floor to the extent that a specified index exceeds or falls below a predetermined interest                           Liquidity
rate or amount.

NEW FINANCIAL PRODUCTS: New options and futures contracts, and other financial products                    3-6          Management
continue to be developed and the Fund may invest in such options, contracts and products.                               Credit
                                                                                                                        Market
                                                                                                                        Liquidity

STRUCTURED INSTRUMENTS: Debt securities issued by agencies and instrumentalities of the                    3-6          Market
U.S. government, banks, municipalities, corporations and other businesses whose interest                                Liquidity
and/or principal payments are indexed to foreign currency exchange rates, interest rates,                               Management

or one or more other references indices.                                                                                Credit
                                                                                                                        Foreign
                                                                                                                        Investment


MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for            1-4, 6       Market
various public purposes.   Municipal securities include private activity bonds and industrial                           Credit
development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond                                    Political
Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt                              Tax
obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.


ZERO COUPON DEBT SECURITIES: Bonds and other debt that pay no interest, but are issued at                  2-4,6        Credit
a discount from their value at maturity. When held to maturity, their entire returns equals                             Market
the difference between their issue price and their maturity value.

ZERO-FIXED-COUPON DEBT SECURITIES:  Zero-coupon debt securities which convert on a specified               2-4,6        Credit
date to interest-bearing debt securities.                                                                               Market

STRIPPED MORTGAGE-BACKED SECURITIES: Derivative multi-class mortgage securities which are                  3-6          Pre-payment
usually structured with two classes of shares that receive different proportions of the interest                        Market
and interest from a pool of mortgage assets.  These include IOs and POs.  The Funds only invest                         Credit
in Stripped Mortgage Backed securities issued or guaranteed by the U.S. government, its agencies                        Regulatory
or instrumentalities.

INVERSE FLOATING RATE INSTRUMENTS:  Leveraged floating rate debt instruments with interest                 3-6          Market
rates that reset in the opposite direction from the market rate of interest to which the inverse floater                Leverage
is indexed.                                                                                                             Credit

LOAN PARTICIPATIONS AND ASSIGNMENTS: Participations in, or assignments of all or a portion of loans        2-4,6        Credit
to corporations or to governments of the less developed countries ("LDC's").                                            Political
                                                                                                                        Foreign
                                                                                                                        Investment
                                                                                                                        Market
                                                                                                                        Liquidity

FIXED RATE MORTGAGE LOANS: Investments in fixed rate mortgage loans or mortgage pools which                2-4,6        Credit
bear simple interest at fixed annual rates and have original terms ranging from 5 to 40 years.                          Pre-payment
                                                                                                                        Regulatory
                                                                                                                        Market

SHORT-TERM FUNDING AGREEMENTS: Investments in short-term funding agreements issued                         1-4,6        Credit
by banks and highly rated U.S. insurance companies such as GIC's and BIC's.                                             Liquidity
                                                                                                                        Market

PARTICIPATION INTERESTS: Investments in municipal securities, including municipal leases, from                  1       Credit
financial institutions such as commercial and investment banks, savings and loan                                        Market
associations and insurance companies. These interest may take the form of participations,                               Tax
beneficial interests in a trusts, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from
Federal Income Tax.

SPDRS:



INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will value of the Fund's investments in the underlying funds. Ultimately, the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

- CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- LEVERAGE RISK. Associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

    - Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

    - Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

- FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

- PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

- TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

                                   APPENDIX B



                             DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Duff & Phelps Credit Rating Co. ("Duff")
----------------------------------------

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Standard & Poor's Corporation ("S&P")
-------------------------------------

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.



Fitch IBCA Limited ("Fitch")
----------------------------


A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Moody's Investors Service ("Moody's")
-------------------------------------

Prime-1     Superior ability for repayment.

Prime-2     Strong ability for repayment.


DESCRIPTION OF BANK RATINGS

Moody's
-------

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

Moody's
-------
These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P
---

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

S&P
---

Investment Grade

AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

Speculative Grade

BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

CC      Currently highly vulnerable to non-payment.

C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D       Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

Moody's
-------

Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's
-------

MIG1 & VMIG1            Short-term municipal securities rated MIG1 or VMIG1 are
                        of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


MIG2 & VMIG2            These Short-term municipal securities rated are of high
                        quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3            Favorable quality. All security elements are accounted
                        for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P
---

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.



DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's
-------

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P
---

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") ratings apply only to the unsecured commercial paper and other senior short-term and deposit obligations of entities to which the ratings have been assigned. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4           Non-investment grade and, therefore, speculative.








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                                     - 41 -

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company

P.O. Box 8528
Boston, MA 02266-8528


Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C.  20005


PricewaterhouseCoopers LLP
Coopers & Lybrand L.L.P.
100 East Broad Street

Columbus, OH 43215



The Statement of Additional Information contains more detailed information about the Funds. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-480-4111 or by writing to The One Group Services Company at 3435 Stelzer Road, Columbus, Ohio 43219. The Statement of Additional Information is incorporated into this prospectus by reference. The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, materials incorporated by reference and other information regarding The One Group(R).



TOG-F-107

                                THE ONE GROUP(R)
                             FAMILY OF MUTUAL FUNDS

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 480-4111


                                 October , 1998


                  THE ONE GROUP INVESTOR AGGRESSIVE GROWTH FUND

This prospectus describes a mutual fund that invests in other mutual funds. The mutual fund in this prospectus seeks capital appreciation by investing in one or more professionally managed portfolios of securities. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

          PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUND                                                3
ABOUT THE FUND                                                             5
MORE ABOUT THE FUND                                                        8
HOW TO DO BUSINESS WITH THE ONE GROUP                                      9
   Purchasing Fund Shares                                                  9
   Sales Charges                                                          13
   Sales Charge Reductions and Waivers                                    15
   Exchanging Fund Shares                                                 18
   Redeeming Fund Shares                                                  20
SHAREHOLDER INFORMATION                                                   22
   Voting Rights                                                          22
   Dividend Policies                                                      23
   Tax Treatment of the Fund                                              23
   Tax Treatment of Shareholders                                          23
   Shareholder Inquiries                                                  24
ORGANIZATION & MANAGEMENT OF THE FUND                                     25
   The Fund                                                               25
   The Board of Trustees                                                  25
   The Advisor                                                            25
   The Distributor                                                        25
   The Administrator and Sub-Administrator                                25
   The Transfer Agent, Custodian and Sub-Custodian                        25
DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES                26
   Investment Practices                                                   26
   Investment Policies                                                    28
APPENDIX A: DETAILS ABOUT THE UNDERLYING FUNDS' INVESTMENT PRACTICES AND
            POLICIES                                                      30
APPENDIX B: DESCRIPTION OF RATINGS                                        36

[logo-(CLOCK)]                                      A BRIEF PREVIEW OF THE FUND

WHAT ARE THE GOALS OF THE ONE GROUP INVESTOR AGGRESSIVE GROWTH FUND? The Fund's goal is to seek capital appreciation. Please read about the Fund before investing.

WHAT IS THE FUND'S INVESTMENT STRATEGY? The Fund normally will invest in a diversified group of One Group mutual funds, which invest primarily in equity and money market instruments. Shares are available for long-term investors, including tax-advantaged retirement accounts; the Funds should not be used for short-term trading purposes. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, and cash or cash equivalents. The underlying mutual funds in which the Fund will invest have the following characteristics:

        The One Group(R)Prime Money Market Fund                  Money Market
        The One Group(R)Disciplined Value Fund                   Equity
        The One Group(R)International Equity Index Fund          Equity
        The One Group(R)Large Company Growth Fund                Equity
        The One Group(R)Large Company Value Fund                 Equity
        The One Group(R)Growth Opportunities Fund                Equity
        The One Group(R)Value Growth Fund                        Equity
        The One Group(R)Small Capitalization Fund                Equity
        The One Group(R)Income Equity Fund                       Equity
        The One Group(R)Equity Index Fund                        Equity


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? The Fund's investments are concentrated in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will fluctuate with changes in the equity markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Fund" and "Investment Risks."

WHAT CLASSES OF SHARES ARE AVAILABLE? The Fund currently offers four classes of
Shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. The section called "How To Do Business With The One Group" will provide more information. Class I shares are not available to Individual Retirement Accounts ("IRA").


HOW DO I PURCHASE AND REDEEM SHARES? You may buy and redeem shares of the Fund on any day that the Funds are open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID? Generally, dividends are declared monthly and distributed on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS? Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Fund. Banc One Investment Advisors is paid a fee for its services. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

THE ONE GROUP(R) INVESTOR AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE: The Fund seeks capital appreciation by investing primarily in a diversified group of The One Group mutual funds which invest primarily in equity securities.

INVESTMENT STRATEGY: The Fund invests 90% to 100% of its total assets in nine mutual funds of The One Group which invest primarily in equity securities, and up to 10% of its assets in one money market fund of The One Group.

PORTFOLIO SECURITIES: The Fund will invest in the underlying mutual funds within the following range:

The One Group(R) Prime Money Market Fund               0 - 10%
The One Group(R) Disciplined Value Fund                0 - 40%
The One Group(R) International Equity Index Fund       0 - 40%
The One Group(R) Large Company Growth Fund             0 - 50%
The One Group(R) Large Company Value Fund              0 - 55%
The One Group(R) Growth Opportunities Fund             0 - 40%
The One Group(R) Value Growth Fund                     0 - 50%
The One Group(R) Small Capitalization Fund             0 - 40%
The One Group(R) Income Equity Fund                    0 - 50%
The One Group(R) Equity Index Fund                     0 - 50%

RISK CONSIDERATIONS:  The Fund's investments are concentrated in other mutual funds, so the Fund's investment performance is directly related to the performance of those mutual funds.  In addition, as a matter of fundamental policy, the Fund must
allocate its investments primarily among the mutual funds.  As a result, the Fund's investment flexibility is limited.  See "Special
Risk Considerations."
-------------------------------------------------------------------------------

SHAREHOLDER EXPENSES


                                                                             CLASS A          CLASS B     CLASS C     CLASS I

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                         4.50%           none          none         none
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price or redemption
  proceeds, as applicable)                                                  none(2)          5.00%         1.00%         none
Redemption Fees                                                                none           none          none         none
Exchange Fees                                                                  none           none          none         none
ANNUAL OPERATING EXPENSES
  (as a percentage of average daily net assets)

Investment Advisory Fees(after fee waiver)(3)                                  .01%           .01%          .01%         .01%
12b-1 Fees (after fee waiver)(4)                                               .25%          1.00%         1.00%         none
Other Expenses(after fee waiver)(5)                                            .19%           .19%          .19%         .19%
TOTAL OPERATING EXPENSES (after fee waivers)(6)                                .45%          1.20%         1.20%         .20%


  (1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $7.00 charge is deducted from redemption amounts paid by wire.

  (2)       Except for purchases of $1 million or more.  Please see "Sales
            Charges."


  (3) Without the waiver, Investment Advisory fees would be .05% for all classes of shares.

  (4) Due to 12b-1 fees, long-term Class A, Class B, and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A.

(5) Other Expenses are based on estimated amounts for the current fiscal year. Without the waiver and reimbursement, Other Expenses would be .29%.

(6) Without the voluntary reduction of fees, Total Operating Expenses would be .69% for Class A shares, 1.34% for Class B shares, 1.34% for Class C shares, and .34% for Class I shares.

The Fund will indirectly pay a portion of the expenses incurred by the underlying funds. The following chart provides the expense ratio for the Class I of each underlying fund in which the Fund invests (based on the current fund prospectus). Some of these expense ratios may include a voluntary reduction of investment advisory fees.


                NAME OF UNDERLYING FUND                               EXPENSE RATIO
                -----------------------                               -------------
            The One Group(R)Prime Money Market Fund                      .50%
            The One Group(R)Disciplined Value Fund                      1.00%
            The One Group(R)International Equity Index Fund             1.36%
            The One Group(R)Large Company Growth Fund                    .97%
            The One Group(R)Large Company Value Fund                     .98%
            The One Group(R)Growth Opportunities Fund                   1.00%
            The One Group(R)Value Growth Fund                           1.05%
            The One Group(R)Small Capitalization Fund                   1.06%
            The One Group(R)Income Equity Fund                          1.01%
            The One Group(R)Equity Index Fund                            .39%


After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio for Class A shares is 1.39%, for Class B shares is 2.14%, for Class C shares is 2.14%, and for Class I shares is 1.14%.


EXAMPLE: An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charges; (2) 5% annual return; and (3) redemption at the end of each time period.

                                       1 YEAR            3 YEARS
                                       ------            -------


Class A
Class A (without fee waiver)
Class B
Class B (without fee waiver)
Class C
Class C (without fee waiver)
Class I
Class I (without fee waiver)


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                          1 YEAR            3 YEARS
                                          ------            -------

Class A
Class A (without fee waiver)
Class B
Class B (without fee waiver)
Class C

Class C (without fee waiver)
Class I
Class I (without fee waiver)



These examples are designed to assist you in understanding the costs and expenses that may be directly or indirectly paid by investors in the Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

This section would include Financial Highlights for the Fund. Because the Fund had not begun operations until after June 30, 1998, there are no financial statements for the Fund.

MORE ABOUT THE FUND


ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

TEMPORARY DEFENSIVE POSITION

Sometimes Banc One Investment Advisors decides that because of market conditions the Fund should temporarily be invested in instruments other than the underlying mutual funds. Therefore, the Fund is permitted for temporary defensive purposes to invest up to 100% of their assets in short-term fixed income securities. These securities include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, repurchase agreements, banker's acceptances, variable amount master demand notes and bank money market deposit accounts. The Fund also may hold cash for liquidity purposes.

To the extent that the Fund is engaged in a temporary defensive position, they will not be pursuing its investment objective.

SPECIAL RISK CONSIDERATIONS

SPECIAL RISKS OF INVESTING IN EQUITY FUNDS

Because equity funds invest primarily in equity securities, which fluctuate in value, the funds' shares will fluctuate in value. In addition, certain investment management techniques that the funds may use, such as the purchase and sale of futures, options and forward commitments, could expose the funds to potentially greater risk of loss than more traditional equity investments.

SPECIAL RISKS OF INVESTING IN FIXED-INCOME FUNDS

Investments in fixed income securities (for example, bonds) will increase or decrease based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they are also subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

SPECIAL RISKS OF INVESTING IN INDEX FUNDS

An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the funds were not fully invested in such securities. Because of this, an index fund's share price can be volatile and you should be able to handle sudden, and sometimes substantial, fluctuation in the value of your investment.

SPECIAL RISKS OF INVESTING IN INTERNATIONAL FUNDS

Funds investing in foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs, and delayed settlements of transactions. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Finally, since the funds may invest in securities denominated in foreign currencies, changes in exchange rates may affect the value of investments in the funds.

SPECIAL RISKS OF SMALL CAPITALIZATION FUNDS

Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than that of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the funds may be volatile and the net asset value of shares of the funds may fluctuate.


HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

-       The One Group Services Company, and

- Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?


- Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,

        Independence Day, Labor Day, Thanksgiving, and Christmas.


- Purchase requests received by The One Group Services Company before 4:00 p.m. Eastern Time ("ET"), will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

- Purchase orders may be canceled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. ET (i) on the business day after the order is placed if you are buying Class I shares, and (ii) on the third business day if you are purchasing Class A, Class B and Class C shares.

- If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

- Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

-       Class A, Class B and Class C shares are available to the general public.


- Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."


- If you intend to hold your shares for six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.


The One Group Fund Direct IRA. The One Group offers a retirement plan and, in 1999, may offer an education plan. These plans allow participants to defer taxes while their retirement and education savings grow. The education IRA requires a minimum investment of $500. Call The One Group Services Company at 1-800-480-4111 for an Adoption Agreement.


HOW MUCH DO SHARES COST?

-       Shares are sold at net asset value ("NAV") plus a sales charge, if any.

- Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

- NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.


- A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest.

        - The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

        - Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

        - You may purchase no more than $250,000 of Class B shares at one time.

        -       The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:

        State Street Bank and Trust Company
        c/o The One Group

        P.O. Box 8528
        Boston, MA 02266-8528


        Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (your name)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

- Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


- Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer or initiate a wire transfer to the following wire address:

        State Street Bank & Trust Company
        Attn: Custody & Shareholder Services
        ABA 011 000 028
        DDA 99034167
        FBO The One Group Fund (ex: The One Group Prime Money Market Fund - A) Your Account Number (ex: 123456789)

        Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

- You may revoke your right to make purchases over the telephone by sending a letter to:

        State Street Bank and Trust Company
        c/o The One Group

        P.O. Box 8528
        Boston, MA 02266-8528


CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums.
To establish a Systematic Investment Plan:

-       Select the "Systematic Investment Plan" option on the Account
        Application Form.

- Provide the necessary information about the bank account from which your investments will be made.

- Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

- The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

- You may revoke your right to make systematic investments by sending a letter to:

        State Street Bank and Trust Company
        c/o The One Group

        P.O. Box 8528
        Boston, MA 02266-8528


CONVERSION FEATURE

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

- After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.


- You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any Federal income tax.

- Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

- If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

SALES CHARGES


The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from sales charges, 12b-1 fees and payment by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


CLASS A SHARES

This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

                                       SALES CHARGE       SALES CHARGE
                                       AS A % OF THE          AS A                COMMISSION
                                         OFFERING           % OF YOUR              AS A % OF
AMOUNT OF PURCHASE                         PRICE           INVESTMENT           OFFERING PRICE
------------------                         -----           ----------           --------------
Less than $100,000                            4.50%              4.71%                  4.05%
$100,000-$249,999                             3.50%              3.63%                  3.05%
$250,000-$499,999                             2.50%              2.56%                  2.05%
$500,000-$999,999                             2.00%              2.04%                  1.60%
$1,000,000*                                   0.00%              0.00%                  0.00%

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

                                                 CDSC AS A % OF
                                                  DOLLAR AMOUNT
     YEARS SINCE PURCHASE                       SUBJECT TO CHANGE
     --------------------                       -----------------

              0-1                                         5.00%


              1-2                                  4.00%
              2-3                                  3.00%
              3-4                                  3.00%
              4-5                                  2.00%
              5-6                                  1.00%
          more than 6                              0.00%

The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

                                                       CDSC AS A %
                                                    OF DOLLAR AMOUNT
     YEARS SINCE PURCHASE                           SUBJECT TO CHARGE
     --------------------                           -----------------
               0-1                                        1.00%
               After first year                           None

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

How the CDSC is Calculated

- The Fund assumes that all purchases made in a given month were made on the first day of the month.

- The CDSC is based on the current market value or the original cost of the shares, whichever is less.

- A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

- To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A Shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.



- If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of The Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to The One Group shares you receive in the reorganization.


12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

-       The 12b-1 fees vary by share class as follows:

        1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

        2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.


        3.     There are no 12b-1 fees for Class I shares.


- 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

- The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

- The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your Shareholder Servicing Agent. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

        -       The One Group.

        -       BANC ONE CORPORATION and its subsidiaries and affiliates.

        - The One Group Services Company and its subsidiaries and affiliates.

        - State Street Bank and Trust Company and its subsidiaries and affiliates.

        - Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

        - An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4. Bought by:

        - Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

        - Accounts to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

        - Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

        - Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent on the books and record of the broker or agent.


5. Bought with proceeds from the sale of Class I shares of a Fund of The One Group or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including a Fund of The One Group, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8.      Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.      Acquired in exchange for Class B shares of other Funds of The One Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.

4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6. Acquired in exchange for Class C shares of other Funds of The One Group.


7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111, or your Shareholder Servicing Agent.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

You may make the following exchanges:


- Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.

- Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.


- Class B shares of a Fund may be exchanged for Class B shares of another Fund of The One Group.

- Class C shares of a Fund may be exchanged for Class C shares of another Fund of The One Group.


The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.


The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.


WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:


-       State Street Bank and Trust Company receives the request by 4:00 p.m.
        ET.


- You have provided The One Group with all of the information necessary to process the exchange.

- You have received a current prospectus of the Fund or Funds in which you wish to invest.

-       You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:


- You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).


-       You will pay a sales charge if you bought Class A shares of a Fund:

        1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

        2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

- If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

        1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

        2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:


- An exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes.


- An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

-       You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

- To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

- Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

- In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

- You may redeem all or some of your shares on any day that the Funds are open for business.


- Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.


HOW DO I REDEEM SHARES?

- Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

        The One Group

        c/o State Street Bank and Trust Company
        P.O. Box 8528
        Boston, MA 02266-8528


-       All requests for redemptions from IRA accounts must be in writing.

- You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

- State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

        1.     the redemption is for $50,000 worth of shares or less;

        2.     the redemption is payable to the shareholder of record;


        3. the redemption check is mailed to the shareholder at the record address; or

        4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


- On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

        1.     a designated commercial bank or

        2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?


- If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

- If you own Class B and Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

- Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

- Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

o       REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

-       Select the "Systematic Withdrawal Plan" option on the Account
        Application Form.

- Specify the amount you wish to receive and the frequency of the payments.

-       You may designate a person other than yourself as the payee.

-       There is no charge for this service.

-       If you select this option, please keep in mind that:

        1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

        2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

        3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan.

        4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

-       All redemptions will be for cash.

- If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


- Because of the high cost of handling small investments, The One Group charges a sub-minimum account fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

-       The One Group may suspend your ability to redeem when:
        1. Trading on the NYSE is restricted.
        2. The NYSE is closed (other than weekend and holiday closings).
        3. The SEC has permitted a suspension.
        4. An emergency exists.

        The Statement of Additional Information offers more detail about this process.

- You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax adviser before making a redemption.


SHAREHOLDER INFORMATION

VOTING RIGHTS
The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to the Fund or class, or which affect the Fund or class differently from other funds of The One Group. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS: The Fund generally declares dividends monthly. Dividends are distributed on the first Business Day of each month. Capital gains, if any, for all Funds are distributed at least annually.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.


DIVIDEND REINVESTMENT: You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


SPECIAL DIVIDEND RULES FOR CLASS B SHARES: Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature")

TAX TREATMENT OF THE FUND

TAX STATUS OF THE FUND: The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no federal income tax on the earnings they distribute to shareholders.


TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS: A sale, exchange, or redemption of shares of the Fund generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.


TAXATION OF DISTRIBUTIONS: Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income, including for this purpose net short-term capital gain, will be taxable as ordinary income and dividends from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.


Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

TAXATION OF RETIREMENT PLANS: Distributions by the Fund to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION: The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

BOX: REPORTING: In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

ORGANIZATION & MANAGEMENT OF THE FUND


THE FUNDS: The Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. The Fund described in this prospectus is diversified. Other Funds are described in separate prospectuses. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES: The Trustees oversee the management and administration of the Fund. The Trustees are responsible for making major decisions about the Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of The One Group.


THE ADVISOR: Banc One Investment Advisors makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.


No single person is responsible for managing the assets of the Fund. Rather, investment decisions for the Fund are made by committee. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

THE DISTRIBUTOR: The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Fund and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR: The One Group Services Company also serves as the Fund's administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives an annual fee of .10% of the Fund's average daily net assets, on the first $500,000,000 in Fund assets. The fee declines to .075% on net assets between $500,000,000 and $1 billion, and to
 .05% on assets over $1 billion. The fee is calculated daily and paid monthly. Banc One Investment Advisors, the Sub-Administrator provides office space, equipment, and facilities, as well as legal and regulatory support.


THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN: State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statementing, distributes dividends, and processes buy and sell requests. As the Fund's custodian, State Street holds the Fund's assets, settles all portfolio trades and assists in calculating the Fund's net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with The One Group's securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee for this service.

YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

Banc One Investment Advisors anticipates that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.



DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The following is a brief description of the principal investment policies of the underlying funds.

THE ONE GROUP(R) PRIME MONEY MARKET FUND

The One Group(R) Prime Money Market Fund seeks current income with liquidity and stability of principal. The fund intends to comply with the regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the fund. Under these regulations, the fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and are treated as having a maturity of 397 days or less.

THE ONE GROUP(R) DISCIPLINED VALUE FUND

The One Group(R) Disciplined Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The fund will invest mainly in equity securities with below-market average price-to-earnings and price-to-book value ratios. The issuer's soundness and earnings prospects also will be considered. If Banc One Investment Advisors determines that a company's fundamentals are declining or that the company's ability to pay dividends has been impaired, it likely will eliminate the Fund's holding of the company's stock. The fund normally invests at least 80% of the value of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks that are convertible into common stocks. The fund also may enter into options and futures transactions. The balance of the fund's assets will be held in cash equivalents.

THE ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND

The One Group(R) International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE GDP Index" or "EAFE GDP Index").(1) The fund normally will invest at least 65% of the value of its total assets in foreign equity securities, which are representative of the Index and secondarily in stock index futures. The Fund's investments will consist of common stocks (including sponsored and unsponsored American Depository Receipts) and preferred stocks, securities convertible into common stocks (only if they are listed on registered exchanges or actively traded in the over-the-counter market), warrants and depository receipts. No more than 10% of the fund's net assets will be held in cash or cash equivalents. The fund may invest up to 10% of its net assets in securities of emerging international markets. A substantial portion of the fund's assets will be denominated in foreign currencies.

THE ONE GROUP(R) LARGE COMPANY GROWTH FUND

The One Group(R) Large Company Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The fund will normally invest at least 65%, of the value of its total assets in equity securities consisting of common stocks, warrants and any rights to purchase common stocks. To achieve its objective, the Fund will invest primarily in equity securities of large, well established companies with weighted average capitalization in excess of the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(2) The fund may invest the remainder of its assets in any combination of nonconvertible fixed income securities, repurchase agreements, options and futures contracts, securities issued by the U.S. government and its agencies and instrumentalities, and cash equivalents.

THE ONE GROUP(R) LARGE COMPANY VALUE FUND

The One Group(R) Large Company Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The fund will invest in equity securities of large capitalization companies that are believed to be selling below their long-term investment values. The average weighted market capitalization of the companies in which the fund invests will normally exceed the median market capitalization of the S&P 500 Index. In addition, the fund may invest in stock of companies which have "breakup" values well in excess of current market values or which have uniquely undervalued corporate assets. The Fund normally will invest at least 80% of the value of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks which are convertible into common stocks. The remainder of the fund's assets will be held in cash equivalents

THE ONE GROUP(R) GROWTH OPPORTUNITIES FUND

The One Group(R) Growth Opportunities Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. Typically, the fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The fund also invests in smaller companies in emerging growth industries. At least 80% of the value of its total assets will be invested in equity securities consisting of common stocks and debt securities and preferred stocks that are convertible into common stocks. The fund also may enter into options and futures transactions. The remainder of the fund's assets will be held in cash equivalents.

THE ONE GROUP(R) VALUE GROWTH FUND

The One Group(R) Value Growth Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The fund invests primarily in common stocks, debt securities, preferred stocks, convertible securities, warrants, and other equity securities of overlooked or undervalued companies that show the potential for growth of earnings over time. Although the fund expects to invest in securities that pay a moderate level of income, it may also invest in non-income producing securities. The fund normally will invest at least 65% of the value of its total assets in securities with the characteristics described above. Although the fund intends to invest all of its assets in such securities, up to 35% of its total assets may be held in cash or invested in U.S. Government Securities, other investment grade fixed-income securities cash and cash equivalents.

(1) "MSCI EAFE GDP Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the fund.

(2) "Standard & Poor's 500" is a registered trademark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

THE ONE GROUP(R) SMALL CAPITALIZATION FUND

The One Group(R) Small Capitalization Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. The fund invests primarily in a portfolio of common stocks, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small capitalization companies. Generally, Banc One Investment Advisors selects a portfolio of companies with a capitalization equivalent to the median market capitalization of the S&P Small-Cap 600 Index(3), although the fund may occasionally hold securities of companies whose market capitalizations are considerably larger if doing so contributes to the funds investment objective. At least 65% of the value of the fund's total assets normally will be invested in securities with the characteristics described above. Up to 35% of its total assets may be held in cash or invested in U.S. Government Securities, other investment grade fixed-income securities and cash equivalents.

THE ONE GROUP(R) INCOME EQUITY FUND

The One Group(R) Income Equity Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The fund attempts to keep its yield above the S&P 500 Index by investing in common stocks of corporations which regularly pay dividends, although continued payment of dividends cannot be assured. The fund will invest primarily in stocks with favorable, long-term fundamental characteristics, but stocks of companies that are out of favor in the financial community also may be purchased. The fund normally invests at least 80% of the value of its total assets in equity securities consisting of common stocks, and debt securities and preferred stocks which are convertible into common stocks. The fund also may enter into options and futures transactions. The balance of the fund's assets will be held in cash equivalents.

THE ONE GROUP(R) EQUITY INDEX FUND

The One Group(R) Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index. The fund normally invests in many of the stocks which comprise the S&P 500 Index and secondarily in stock index futures. Cash reserves will not normally exceed 10% of the fund's net assets. The Advisor generally selects stocks for the fund in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The percentage of the fund's assets to be invested in each stock is approximately the same as the percentage it represents in the S&P 500 Index.

Details about each underlying fund's investment practices and the risks associated with those practices, can be found in Appendix B.

INVESTMENT POLICIES

The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. The full text of the fundamental policies can be found in the Statement of Additional Information.

The Fund may not:

1. Purchase an issuer's securities if as a result more then 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other registered investment companies and repurchase agreements involving these securities. In addition, a Fund may not own more than 10% of the outstanding voting securities of any one issuer. This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies can be found in the Statement of Additional Information.

PORTFOLIO TURNOVER


Portfolio turnover may vary greatly from year to year as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. It is estimated that the Fund's portfolio turnover rate will not exceed 15%. To the extent portfolio turnover results in short-term capital gains, such gains generally will be taxed at ordinary income tax rates.

(3) "Standard & Poor's Small-Cap 600" is a registered trademark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                                           APPENDIX A


DETAILS ABOUT THE UNDERLYING FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

The One Group(R)Prime Money Market Fund                       1
The One Group(R)Disciplined Value Fund                        2
The One Group(R)International Equity Index Fund               3
The One Group(R)Large Company Growth Fund                     4
The One Group(R)Large Company Value Fund                      5
The One Group(R)Growth Opportunities Fund                     6
The One Group(R)Value Growth Fund                             7
The One Group(R)Small Capitalization Fund                     8
The One Group(R)Income Equity Fund                            9
The One Group(R)Equity Index Fund                             10


Instrument                                                                                              Fund          Risk Type
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and CUBES.                                         1-10       Market

TREASURY RECEIPTS: TRS, TIGRS, and CATS.                                                                   1-10       Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the              1-10       Market
U.S. Government.  These include Ginnie Mae, Fannie Mae, and Freddie Mac.                                              Credit

CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                                    1-10       Market
                                                                                                                      Credit
                                                                                                                      Liquidity

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.              1-10       Liquidity
                                                                                                                      Credit
                                                                                                                      Market

COMMON STOCK: Shares of ownership of a company.                                                            2-10       Market


REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return                1-10       Credit
the security to the seller at an agreed upon price on an agreed upon date.  This is treated as a loan.                Market
                                                                                                                      Liquidity

REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment to                    1-10       Market
buy the security back at an agreed upon price on an agreed upon date.  This is treated as a                           Leverage
borrowing by a Fund.


SECURITIES LENDING: The lending of up to 33 1/3% of the Funds's total assets.                              1-10       Credit
  In return the Fund will receive cash, other securities, and/or letters of credit as collateral.                     Market

                                                                                                                      Leverage

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or contract to purchase securities                1-10       Market
at a fixed price for delivery at a future date.                                                                       Leverage
                                                                                                                      Liquidity

INVESTMENT COMPANY SECURITIES: Shares of other mutual funds, including money market funds 1-10 Market of The One Group and shares of other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.                             2-10       Market
                                                                                                                      Credit

CALL AND PUT OPTIONS: A call option gives the buyer  the right to buy, and obligates the seller            2-10      Management
of the option to sell, a security at a specified price.  A put option gives the buyer the right to sell,             Liquidity
and obligates the seller of the option to buy, a security at a specified price.  The Funds will sell only            Credit
covered call and secured put options.                                                                                Market
                                                                                                                     Leverage

FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified          2-10      Management
amount of a specified security, class of securities, or an index at a specified time in the future and               Market
at a specified price.                                                                                                Credit
                                                                                                                     Liquidity
                                                                                                                     Leverage

REAL ESTATE INVESTMENT TRUSTS ("REITS"):  Pooled investment vehicles which invest primarily                2-10      Liquidity
in income producing real estate or real estate related loans or interest.                                            Management
                                                                                                                     Market
                                                                                                                     Pre-payment
                                                                                                                     Tax
                                                                                                                     Regulatory

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a                          1,2,4-10  Credit
commercial bank.  Maturities are generally six months or less.                                                       Liquidity
                                                                                                                     Market

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations                 1,2,4-10  Credit
and other entities.  Maturities generally vary from a few days to nine months.                                       Liquidity
                                                                                                                     Market

FOREIGN SECURITIES: Stocks issued by foreign companies, as well as commercial paper of foreign             1-10      Market
issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational                          Political
entities.  Includes American Depository Receipts.                                                                    Liquidity
                                                                                                                     Foreign
                                                                                                                     Investment

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as                 1-10      Liquidity
privately placed commercial paper and Rule 144A securities.                                                          Market

VARIABLE AND FLOATING RATE NOTES: Obligations with interest rates which are reset                          1,2,4-10  Market
daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.                        Credit
                                                                                                                     Liquidity

WARRANTS: Securities, typically issued with preferred stock or bonds, that give the holder the right       3,4,5,7,8 Market
to buy a proportionate amount of common stock at a specified price.                                                  Credit

PREFERRED STOCK: A class of stock that generally pays a dividend at a specified rate and has preference    2-10      Market
over common stock in the payment of dividends and in liquidation.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans.              1         Pre-payment
These include collateralized mortgage obligations ("CMOs"), Real Estate Investment Conduits                          Market
("REMICs"), and Stripped Mortgage-Backed Securities ("SMBS").                                                        Credit


                                                                                                                    Regulatory
DEMAND FEATURES: Securities that are subject to puts and standby commitments to purchase                   1        Market
the securities at a fixed price (usually with accrued interest) within a fixed period of time                       Liquidity
following demand by a Fund.                                                                                         Management

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck               1        Pre-payment
and auto loans, leases, credit card receivables and other securities backed by other types of                       Market
receivable or other assets.                                                                                         Credit

SWAPS, CAPS AND FLOORS: A Fund may enter into these transactions to manage its exposure                    2-10     Market
to changing interest rates and other factors.  Swaps involve an exchange of obligations by two                      Management
parties.  Caps and floors entitle a purchaser to a principal amount from the seller of the cap                      Credit
or floor to the extent that a specified index exceeds or falls below a predetermined interest                       Liquidity
rate or amount.

NEW FINANCIAL PRODUCTS:   New options and futures contracts and other financial products                   2-10     Management
continue to be developed and the Funds may invest in such options, contracts and products.                          Credit
                                                                                                                    Market
                                                                                                                    Liquidity

OBLIGATIONS OF SUPRANATIONAL AGENCIES: Obligations of supranational agencies who are                       3        Credit
chartered to promote economic development and are supported by various governments and                              Foreign
governmental agencies.                                                                                              Investment


CURRENCY FUTURES AND RELATED OPTIONS: The Fund may engage in transactions in financial                     3        Management
futures and related options, which are generally described above.  The Fund will enter into                         Liquidity
these transactions in foreign currencies and for hedging purposes only.                                             Credit
                                                                                                                    Market
                                                                                                                    Political
                                                                                                                    Leverage
                                                                                                                    Foreign
                                                                                                                    Investment

FORWARD FOREIGN EXCHANGE TRANSACTIONS:   Contractual agreement to purchase or sell one                     3        Management
specified currency for another currency at a specified future date and price.  The Fund will enter                  Liquidity
into forward foreign exchange transactions for hedging purposes only.                                               Credit
                                                                                                                    Market
                                                                                                                    Political
                                                                                                                    Leverage
                                                                                                                    Foreign
                                                                                                                    Investment

SHORT-TERM FUNDING AGREEMENTS: Investments in short-term funding agreements issued                         1        Credit
by banks and highly rated U.S. insurance companies such as GIC's and BIC's.                                         Liquidity
                                                                                                                    Market

PARTICIPATION INTERESTS: Investments in municipal securities, including municipal leases, from             1        Credit
financial institutions such as commercial and investment banks, savings and loan associations and                   Market
insurance companies.  These interest may take the form of participations, beneficial interests in a trusts,         Tax

partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from Federal Income Tax.

Standard & Poor's Depository Receipts ("SPDRs"): SPDRs represent                         8,10                Market
ownership  in a long-term unit investment trust that holds a portfolio common stocks designed to track the price performance and dividend yield of the S&P 500 Index.  A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the
S&P 500 Index stocks in the underlying portfolio, less trust expenses.

Municipal Securities: Securities issued by a state or political                          1                   Market
subdivision to obtain funds for various public purposes.                                                     Credit
Municipal securities include private activity bonds and                                                      Political
industrial development bonds, as well as General Obligation                                                  Tax
Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation
Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will value of the Fund's investments in the underlying funds. Ultimately, the value of your investment will be affected.
Certain investments are more susceptible to these risks than others.

- CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- LEVERAGE RISK. Associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

    - Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

    - Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

- FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

- PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

- TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

                                   APPENDIX B



                             DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Duff & Phelps Credit Rating Co. ("Duff")
----------------------------------------

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S.
               Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity facts and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
               Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5            Issuer failed to meet scheduled principal and/interest payments.

Standard & Poor's Corporation ("S&P")
-------------------------------------

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Fitch's IBCA Limited ("Fitch")


A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

A3 Adequate capacity for timely repayment, but more susceptible to adverse changes business, economic or financial conditions than for obligations in higher categories.

B Capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

C              High risk of default or which are currently in default.


Moody's Investors Service ("Moody's")

Prime-1        Superior ability for repayment.

Prime-2        Strong ability for repayment.

Prime-3 Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime       Does not fall within any of the Prime rating categories.

                           DESCRIPTION OF BANK RATINGS

Moody's

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

D These banks possess adequate financial strength, but may be limited by one or more of the following factors: a vulnerable or developing business franchise; weak financial fundamentals; or an unstable operating environment.

E These banks possess very weak intrinsic financial strength, require periodic outside support or suggest an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a business franchise of questionable value; financial fundamentals that are seriously deficient in one or more respects; or a highly unstable operating environment.

                       DESCRIPTION OF TAXABLE BOND RATINGS

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB Less vulnerable to nonpayment than other speculative issues. However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      Currently highly vulnerable to nonpayment.

C Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

Fitch


Investment Grade

AAA Highest rating category. The obligor's capacity for timely repayment of principal and interest is extremely strong.

AA      The obligor's capacity for timely repayment is very strong.


A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability for timely repayment is strong. However, adverse changes in business, economic, or financial conditions are more likely to affect the capacity for timely repayment than obligations in higher rated categories.

BBB The obligor's capacity for timely repayment of principal and interest is adequate. However, adverse changes in business, economic or financial conditions and circumstances, are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

B The Obligor's capacity for timely repayment of principal and interest is uncertain. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions and these obligations are far more speculative than those in higher rated categories.

CC Obligations which are highly speculative or which have a high risk of default.

C Obligations which are currently in default.


                        DESCRIPTION OF INSURANCE RATINGS

Moody's
-------

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded int he future.

B Insurance companies rated in this company offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

S & P

An insurer rated 'BBB' or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA EXTREMELY STRONG financial security characteristics. 'AAA' is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA VERY STRONG financial security characteristics, differing only slightly from those rated higher.

A STRONG financial security characteristics, but Is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strength. 'BB' indicates the least degree of vulnerability within the range; 'CC' the highest.

BB MARGINAL financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B WEAK financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC VERY WEAK financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.


CC EXTREMELY WEAK financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated 'R' has experienced a REGULATORY ACTION regarding solvency. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR NOT RATED, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-)
Following ratings from 'AA' to 'CCC' show relative standing within the major rating categories.


                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's

MIG1 & VMIG1                  Short-term municipal securities rated MIG1
                              or VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2                  These Short-term municipal securities
                              rated are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3       Favorable quality. All security elements are
                   accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.


MIG4  & VMIG4      This denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is a specific risk.

SG This denotes speculative quality. Our instruments in this category each margins of protection.


S&P


An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.


                     Description of Preferred Stock Ratings

Moody's

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

 b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

 caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

 ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

 c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P
---

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B
CCC Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC In arrears on dividends or sinking fund payments, but that is currently paying.

C       Nonpaying issue.

D       Nonpaying issue with the issuer in default on debt instruments.

N.R. No rating has been requested, insufficient information on which to base a rating, or Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-)

To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") ratings apply only to the unsecured commercial paper and other senior short-term and deposit obligations of entities to which the ratings have been assigned. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4   Non-investment grade and, therefore, speculative.


                      DESCRIPTION OF MUNICIPAL BOND RATINGS
            (INCLUDING FOREIGN, MORTGAGE AND ASSET-BACKED SECURITIES)

S&P

INVESTMENT GRADE

        AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

        AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

        A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

        BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

SPECULATIVE GRADE

        BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligations.

        B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

        CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

        CC     Currently highly vulnerable to non-payment.

        C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

        D Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

INVESTMENT GRADE

        Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

        Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

        A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

        Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

        B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

        Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

        Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.


                             SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

        TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

        TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

        TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

        TBW-4      Non-investment grade and, therefore, speculative.










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                                     - 50 -

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Investment Adviser and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C.  20005


PricewaterhouseCoopers LLP
Coopers & Lybrand L.L.P.
100 East Broad Street

Columbus, OH 43215



The Statement of Additional Information contains more detailed information about the Funds. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-480-4111 or by writing to The One Group Services Company at 3435 Stelzer Road, Columbus, Ohio 43219. The Statement of Additional Information is incorporated into this prospectus by reference. The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, materials incorporated by reference and other information regarding The One Group(R).



TOG-F-107

                                THE ONE GROUP(R)
                             FAMILY OF MUTUAL FUNDS

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 480-4111


                                October __, 1998



                  THE ONE GROUP(R) TAX-EXEMPT MONEY MARKET FUND
                   THE ONE GROUP(R) TREASURY MONEY MARKET FUND


This Prospectus describes two money market mutual funds. The Funds are offered only to certain institutional and accredited investors. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

          PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               COMBINED PROSPECTUS

TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUNDS                                                3
ABOUT THE FUNDS                                                             4
   The One Group(R) Tax-Exempt Money Market Fund                            4
   The One Group(R) Treasury Money Market Fund                              5
MORE ABOUT THE FUNDS                                                        6
HOW TO DO BUSINESS WITH THE ONE GROUP                                       6
   Purchasing Fund Shares                                                   6
   Exchanging Fund Shares                                                   8
   Redeeming Fund Shares                                                    9
SHAREHOLDER INFORMATION                                                    10
   Voting Rights                                                           10
   Dividend Policies                                                       10
   Tax Treatment of the Funds                                              10
   Tax Treatment of Shareholders                                           10
   Shareholder Inquiries                                                   12
ORGANIZATION & MANAGEMENT OF THE FUNDS                                     12
   The Funds                                                               12
   The Board of Trustees                                                   12
   The Advisor                                                             12
   The Distributor                                                         12
   The Administrator and Sub-Administrator                                 12
   The Transfer Agent, Custodian and Sub-Custodian                         12
DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES                 14
   Investment Practices                                                    14
   Investment Risks                                                        15
   Investment Policies                                                     16
APPENDIX: DESCRIPTION OF RATINGS                                           18

[LOGO-(CLOCK)]                                A BRIEF PREVIEW OF THE FUNDS

WHAT ARE THE GOALS OF THE FUNDS? The Funds are designed for a variety of investment objectives including high current income and current interest income exempt from Federal income tax. Each Fund pursues a different objective and involves different risks. Each of the Funds will use their best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so. Please read about each Fund before investing.


WHAT ARE THE FUNDS' INVESTMENT STRATEGIES? The Funds will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. The Funds intend to comply with Rule 2a-7 under The Investment Company Act of 1940. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS? The Funds invest in securities that are backed by "credit enhancements" such as letters of credit. The value of investments in the Funds could decrease if the credit quality of the credit enhancement provider declines.
For more information about risks, please read "More About the Funds" and "Investment Risks."


WHO CAN BUY SHARES? The Funds are offered only to institutional and other accredited investors. For more details, please see the section of this prospectus entitled "Purchasing Fund Shares."

HOW DO I PURCHASE AND REDEEM SHARES? You may buy and redeem shares of the Funds on any day that the Funds are open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID? Generally, dividends are declared on each business day and are distributed periodically. Any capital gains are distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUNDS? Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Funds. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

THE ONE GROUP TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks as high a level of current interest income free of Federal income tax as is consistent with the preservation of capital, maintenance of liquidity and relative stability of principal.


PORTFOLIO SECURITIES: As a matter of fundamental policy, the Fund invests at least 80% of its total assets in municipal securities of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax ("Municipal Securities"). Municipal Securities include general obligation bonds, revenue bonds and notes. The Fund may invest up to 20% of its assets in obligations, the interest on which is either subject to Federal income tax or treated as a preference item for individuals for purposes of the Federal alternative minimum tax ("Taxable Obligations"). Taxable Obligations include obligations of the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances, private activity bonds, and commercial paper. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS: The Fund invests in securities that are backed by "credit enhancements" such as letters of credit. The value of your investment in the Fund could decrease if the value of the securities in the portfolio decreases
in      response to declining credit quality of a credit enhancement provider.
The Fund also invests in U.S. dollar denominated foreign investments which involve risks that are different from investments in U.S. companies. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. Before you invest, please read "More About the Funds" and "Investment Risks."



-------------------------------------------------------------------------------

SHAREHOLDER EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (1)
  Maximum Sales Charge Imposed on Purchases                         none
    (as a percentage of offering price)
ANNUAL OPERATING EXPENSE
(as a percentage of average daily net assets)

  Investment Advisory Fees                                            ___%
  Other Expenses (2)                                                  ___%

 Total Fund Operating Expenses                                        ___%

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $7.00 charge is deducted from redemption amounts paid by wire.


(2)   Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE: An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) 5% annual return; and (2) redemption at the end of each time period.

                       1 YEAR                        3 YEARS
                       ------                        -------



These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE ONE GROUP TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks high current income with liquidity and stability of principal.


PORTFOLIO SECURITIES: The Fund invests exclusively in U.S.
Treasury bills, notes, and other U.S. Treasury obligations issued or guaranteed by the U.S. government. U.S. Treasury obligations purchased by the Fund may be subject to repurchase agreements. Additionally, the Fund may engage in securities lending. For a list of all the securities in which the Fund may invest, please read "Investment Practices."
RISK CONSIDERATIONS:  Before you invest, please read "More
About the Funds" and "Investment Risks."


------------------------------------------------------------------------------

SHAREHOLDER EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (1)
  Maximum Sales Charge Imposed on Purchases                         none
    (as a percentage of offering price)
ANNUAL OPERATING EXPENSE
(as a percentage of average daily net assets)

  Investment Advisory Fees                                           ___%
  Other Expenses (2)                                                 ___%

 Total Fund Operating Expenses                                       ___%


(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent.



(2) Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE: An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) 5% annual return; and (2) redemption at the end of each time period.

                       1 YEAR                        3 YEARS
                       ------                        -------



These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MORE ABOUT THE FUNDS

PORTFOLIO QUALITY

Securities will be purchased by the Funds only if Banc One Investment Advisors determine that they present minimal credit risk. In addition, unless a more specific rating is specified, all investments of the Funds must be rated in one of the two highest rating categories described in "Description of Ratings" in the Appendix. If an investment is unrated, Banc One Investment Advisors must determine that it is of comparable quality to a rated security. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

NET ASSET VALUE: There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.


PORTFOLIO TURNOVER: The Treasury Money Market Fund attempts to increase yield by taking advantage of short-term market variations. This policy is expected to result in high portfolio turnover. However, this should not adversely affect the Fund because it usually does not pay brokerage commissions when purchasing U.S. government securities. Higher portfolio turnover rates may result in additional tax consequences to you.


FIXED INCOME SECURITIES: The value of the securities held by the Funds will increase or decrease based on changes in interest rates. If rates increase, the value of the Funds' investments generally decline. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Funds will increase or decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES? You may purchase Fund shares from the following sources:
-    The One Group Services Company, and
- Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHO MAY PURCHASE FUND SHARES?  Fund shares may be purchased by:
- Commercial and retail institutional investors, including affiliates of BANC ONE CORPORATION, that have opened accounts with the Fund's transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

- Individuals with a net worth, or joint net worth with their spouse, at the time of purchase in excess of $1 million. If you have questions about eligibility, please call The One Group Services Company at 1-800-480-4111.


WHEN CAN I BUY SHARES?

- Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays: New

     Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.


- Purchase requests will be effective on the day received by The One Group Services Company and you will be eligible to receive dividends declared the same day, if (i) such purchase orders are received by The One Group Services Company before 4:00 p.m., Eastern Time ("ET") for the Treasury Money Market Fund and 11:00 a.m. EST for the Tax-Exempt Money Market Fund, and (ii) the Fund's custodian, State Street Bank and Trust Company, receives "federal funds" before 4:00 p.m., ET. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next Business Day on which federal funds are timely received by State Street Bank and Trust Company. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

- If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.
- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or shareholders to accept the order.
- Shares are electronically recorded. Therefore, certificates will not be issued.

HOW MUCH DO SHARES COST?
-    Shares are sold at net asset value ("NAV").
- NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

- NAV is calculated each business day as of 11:00 p.m. and following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?
1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest. The minimum initial investment is $1,000,000. Subsequent investments must also be at least $1,000,000. The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:

          State Street Bank and Trust Company
          c/o The One Group
          P.O. Box 8528
          Boston, MA 02266-8528


5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check.


6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE? Yes. Simply select this option on your Account Application Form and then:

- Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.

- Authorized bank transfer or initiate a wire transfer payable to "The One Group" to State Street Bank and Trust Company to the following wire address:

     State Street Bank & Trust Company
     Attn: Custody & Shareholder Services
     ABA 011 000 028
     DDA 99034167
     FBO The One Group Fund (ex: The One Group Prime Money Market Fund - A) Your Account Number (ex: 123456789)
     Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

- You may revoke your right to make purchases over the telephone or by sending a letter to:


          State Street Bank and Trust Company
          c/o The One Group

          P.O. Box 8528
          Boston, MA 02266-8528


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
- You may exchange your shares for shares of the other Fund described in this prospectus. You may also exchange your shares for shares of any institutional money market fund that The One Group may offer.
- The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

-    The One Group does not charge a fee for this privilege.


- The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED? Exchanges are usually processed the same business day they are received, provided:

-    State Street Bank and Trust Company receives the request by 12:30 p.m. ET:

- You have provided The One Group with all of the information necessary to process the exchange.
- You have received a current prospectus of the Fund or Funds into which you wish to invest.
-    You have contacted your Shareholder Servicing Agent, if necessary.

ARE EXCHANGES TAXABLE?  Generally:

- An exchange between Funds is considered a sale and may result in a capital gain or loss for Federal income tax purposes.

-    You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES? Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:
- To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.
- Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.
- In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will be disruptive to efficient portfolio management.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

- You may redeem all or some of your shares on any day that the Funds are open for business.
- Redemption requests received by The One Group Services Company before 4:00 p.m., ET (or when the NYSE closes), will be effective that day.


HOW DO I REDEEM SHARES?
- Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:


          State Street Bank and Trust Company
          c/o The One Group

          P.O. Box 8528
          Boston, MA 02266-8528


- You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.
- State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

     1.   the redemption is for $50,000 worth of shares or less;
     2.   the redemption is payable to the shareholder of record;

     3. the redemption check is mailed to the shareholder at the record address; or
     4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


- On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:
     1.   a designated commercial bank  (there is no charge for this service);
          or
     2.   State Street Bank and Trust Company or your Shareholder Servicing
          Agent.

- Your redemption proceeds will ordinarily be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for next day payment on redemptions, if the request is received before 2:00 p.m., ET.

- The Funds will attempt to honor requests for payments in two Business Days, if the redemption request is received after the time listed above.

WHAT WILL MY SHARES BE WORTH?
- The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.
- You will receive the NAV calculated after your redemption request is received. Please read "How Much Do Shares Cost?"

CAN I REDEEM BY TELEPHONE? Yes, if you selected this option on your Account Application Form. o Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.
- Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.


- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
- All redemptions will be for cash. The redemption price of shares is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

- If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.
-    The One Group may suspend your ability to redeem when:
     1.   Trading on the NYSE is restricted.
     2.   The NYSE is closed (other than weekend and holiday closings).
     3.   The SEC has permitted a suspension.
     4.   An emergency exists.
- You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.

- The One Group may suspend your ability to redeem, or will redeem your shares involuntarily, when it seems appropriate to do so in light of its responsibilities under the Federal securities laws. The Statement of Additional Information offers more details about this process.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, votes separately on matters relating solely to that Fund, or which affect that Fund differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS: The Funds generally declare dividends on each Business Day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

DIVIDEND REINVESTMENT: You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


TAX TREATMENT OF THE FUNDS

TAX STATUS OF THE FUND: Each Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Funds qualify, as they have in the past, they will pay no federal income tax on the earnings they distribute to shareholders.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS: A sale, exchange, or redemption of Fund shares will generally produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

TAXATION OF DISTRIBUTIONS: Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to investors on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and dividends from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

DISTRIBUTIONS FROM THE TREASURY MONEY MARKET FUND

You will be advised at least annually as to the amount and Federal income tax character of distributions made to you during the year. Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the corporate dividends received deduction. Shareholders not subject to tax on their income generally will not be required to pay Federal income tax on amounts distributed to therm.

Distributions from the Treasury Money Market Fund, to the extent they consist of interest from securities of the U.S. government and certain of its agencies and instrumentalities ("U.S. government interest"), may be recognized by state and local tax authorities as exempt from state and local income taxes. However, distributions of income other than U.S. government interest (including, but not limited to, net gains, and income from repurchase transactions and securities lending) generally will not qualify for exemption from state and local income taxes. Although there is no assurance that any such state and local tax exemption for U.S. government interest will be available, each Fund will advise you annually regarding the portion of its distributions that consist of U.S. government interest.


DISTRIBUTIONS FROM THE TAX-EXEMPT MONEY MARKET FUND


Exempt-interest dividends are attributable to the Tax-Exempt Money Market Fund's net exempt-interest income and designated by the Fund as exempt-interest dividends. Exempt-interest dividends are treated by the Fund's Shareholders as items of interest excludable from gross income for Federal income tax purposes. However, such dividends may be taxable to you under state or local laws as ordinary income, even though all or a portion of the amounts may be derived from interest which would be exempt from such taxes you had purchased from the underlying obligations directly. In addition, the receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. Part or all of the interest on indebtedness incurred by you to purchase or carry Fund shares is not deductible for Federal income tax purposes. If, at the close of each quarter of the Tax-Exempt Money Market Fund's taxable year, at least 50% of the value of its assets consists of obligations the interest on which is excludable from gross income, the Fund will distribute exempt-interest dividends.

Exempt-interest dividends that are attributable to interest earned on certain private activity bonds ("industrial development bonds" under prior law) will be taxable to you if you are a "substantial user" of a facility being financed by such bonds or a "related person" of such substantial user. If you may be a substantial user or a related person, you should consult your tax advisers with respect to the Federal income taxation of exempt-interest dividends.


An investment in the Tax-Exempt Money Market Fund may cause both individual and corporate Shareholders to be subject to (or result in an increased liability under) the Federal alternative minimum tax. Interest income from certain private activity bonds in which the Fund may invest may be treated as an "item of tax preference" for purposes of calculating alternative minimum taxable income and accordingly, may subject investors to liability under the Federal alternative minimum tax with respect to the portion of the Fund's distributions derived from those securities. As a matter of fundamental policy, under normal market conditions, not more than 20% of the Tax-Exempt Money Market Fund's total assets will be invested in private activity bonds the interest on which is treated as a preference item for purposes of the Federal alternative minimum tax for individuals. In addition, for most corporate Shareholders of the Tax-Exempt Money Market Fund, exempt-interest dividends will be included in "adjusted current earnings" for purposes of computing the alternative minimum tax.


The Federal tax-exempt portion of dividends paid each year will be designated within 60 days after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned during any portion of the year. Thus, a Shareholder who holds Shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a Shareholder. Shareholders of the Tax-Exempt Money Market Fund will be advised at least annually as to the amount and Federal income tax character of distributions made to them during the year.

To the extent, if any, that dividends paid to you are derived from taxable income, such dividends will be subject to Federal income tax. Since any taxable net investment income of the Tax-Exempt Money Market Fund is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the corporate dividends received deduction. If you are not subject to tax on income generally, you will not be required to pay tax on amounts distributed to you.

TAX INFORMATION: The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

BOX: REPORTING: In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

ORGANIZATION & MANAGEMENT OF THE FUNDS


THE FUNDS: Each Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Each Fund described in this prospectus is diversified. Two of the Funds are described in this prospectus; the other Funds are described in separate prospectuses. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES: The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.


THE ADVISOR: Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.


THE DISTRIBUTOR: The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR: The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives an annual fee of .05% of each Fund's average daily net assets. The fee is calculated daily and paid monthly. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN, AND SUB-CUSTODIAN: State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statements, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves sub-custodian in connection with the Funds' securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee for this service.

YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, please see the Statement of Additional Information. Following the table is a more complete discussion of risk.


Fund Name                                                         Fund Code
---------                                                         ---------
The One Group(R) Tax-Exempt Money Market Fund                            1
The One Group(R) Treasury Money Market Fund                              2

Instrument                                                                            Fund Code          Risk Type
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and CUBES.                                         1,2     Market





TREASURY RECEIPTS: TRS, TIGRs, and CATS.                                                                   1,2

                                                                                                                   Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the              1       Market
U.S. Government.  These include Ginnie Mae, Fannie Mae, and Freddie Mac.



CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity, including deposits                 1       Market
issued by foreign banks, Eurodollar Certificates of Deposit and Yankee Certificates of Deposit.                    Credit
                                                                                                                   Liquidity
                                                                                                                   Foreign
                                                                                                                   Investment
                                                                                                                   Political


TIME DEPOSITS: Non-negotiable receipts issued by a bank (including foreign banks) in exchange for the      1       Liquidity
deposit of funds.                                                                                                  Credit
                                                                                                                   Market
                                                                                                                   Foreign
                                                                                                                   Investment
                                                                                                                   Political

REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return                1,2     Credit
the security to the seller at an agreed upon price on an agreed upon date.  This is treated as a loan.             Market
                                                                                                                   Liquidity

REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment to                    1,2     Market
buy the security back at an agreed upon price on an agreed upon date.  This is treated as a                        Leverage
borrowing by a Fund.


SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets. In return,                    1,2     Credit
the Fund will receive cash, other securities and/or letters of credit.                                             Market

                                                                                                                   Leverage

ZERO-COUPON DEBT SECURITIES: Bonds and other debt that pay no interest, but are issued at                 1,2      Credit
a discount from their value at maturity.  When held to maturity, their entire return equals the                    Market
differences between their issue price and their maturity value.                                                    Liquidity

WHEN-ISSUED SECURITIES: Purchase or contract to purchase municipal securities                              1       Market
at a fixed price for delivery at a future date.                                                                    Leverage
                                                                                                                   Liquidity

INVESTMENT COMPANY SECURITIES: Shares of other mutual funds, including money                               1,2     Market
market funds of The One Group and shares of other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator.
Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

PUT OPTIONS:  A put option gives the buyer the right to sell, and obligates the seller of the              1       Liquidity
option to buy, a municipal security at a specified price.                                                          Credit

                                                                                                                   Management
                                                                                                                   Market
                                                                                                                   Leverage

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a                          1       Credit
commercial bank.  Maturities are generally six months or less.                                                     Liquidity
                                                                                                                   Market

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes (including variable                    1       Credit
amount master demand notes) that qualify as a municipal security.                                                  Liquidity
                                                                                                                   Market

FOREIGN SECURITIES: Obligations of foreign banks, overseas branches of U.S. banks and supranational        1       Political
entities.                                                                                                          Foreign
                                                                                                                   Investment
                                                                                                                   Market
                                                                                                                   Liquidity


VARIABLE AND FLOATING RATE NOTES: Obligations with interest rates which are reset daily, weekly,           1       Market
quarterly or some other period and which may be payable to the Fund on demand.                                     Credit
                                                                                                                   Liquidity

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for            1       Market
various public purposes.   Municipal securities include private activity bonds and industrial                      Credit
development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond                               Political
Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt                         Tax
obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risk than others.

- CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- LEVERAGE RISK. Associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

- Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

- Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

- FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also my affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

- TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause interest income to be retroactively included in gross income.

INVESTMENT POLICIES

Each Fund's investment objective and the following investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

Fundamental Policies of Each Fund

Each Fund:

1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so.

2. Will not purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with such Fund's investment policies, repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets. The Funds may invest the remaining 25% of their total assets without restriction.

3. Will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the respective Fund's assets.

4. Will not borrow money or issue senior securities, except that the Funds may borrow from banks for temporary purposes in amounts not exceeding 10% of their total assets at the time of the borrowing.

5. Will not mortgage, pledge or hypothecate any assets, except in connection with borrowing specified in 4 above and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of the value of the respective Fund's total assets at the time of its borrowing.

Fundamental Policies of Specific Funds

The Treasury Money Market Fund:

1. Will not purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. government, some of which may be subject to repurchase agreements.

The Tax-Exempt Money Market Fund:

1. Will not concentrate in a particular industry. This does not include Municipal Securities or governmental guarantees of Municipal Securities. Private activity bonds that are backed only by the assets and revenues of a nongovernmental issuer are not Municipal Securities for purposes of this restriction. Additional investment policies can be found in the Statement of Additional Information.

                                    APPENDIX

                             DESCRIPTION OF RATINGS


The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

Duff & Phelps Credit Rating Co. ("Duff")
-----------------------------------------

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Standard & Poor's Corporation ("S&P")
-------------------------------------

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.


Fitch's IBCA Limited ("Fitch")
------------------------------


A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Moody's Investors Service ("Moody's")
---------------------------------------

Prime-1     Superior ability for repayment.

Prime-2     Strong ability for repayment.

DESCRIPTION OF BANK RATINGS

Moody's
------

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A         These banks possess exceptional intrinsic financial strength.
          Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P
---

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

Moody's
-------

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P
---

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

S&P
---

Investment Grade

AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

Speculative Grade

BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

CC        Currently highly vulnerable to non-payment.

C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D         Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

Moody's
------

Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's
-------

MIG1 & VMIG1        Short-term municipal securities rated MIG1 or VMIG1
                    are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


MIG2 & VMIG2        These Short-term municipal securities rated are of
                    high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3  & VMIG3       Favorable quality. All security elements are
                    accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P
---

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's
-------

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P
---

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4       Non-investment grade and, therefore, speculative.

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                                       23

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                                       24

Investment Adviser and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C.  20005


Independent Accountants
PricewaterhouseCoopers, LLP
100 East Broad Street

Columbus, OH 43215



The Statement of Additional Information contains more detailed information about the Funds. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-480-4111 or by writing to The One Group Services Company at 3435 Stelzer Road, Columbus, Ohio 43219. The Statement of Additional Information is incorporated into this prospectus by reference. The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, materials incorporated by reference and other information regarding The One Group(R).



TOG-F-107

91984.01

                                THE ONE GROUP(R)
                             FAMILY OF MUTUAL FUNDS

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 480-4111


                                October __, 1998



                    THE ONE GROUP(R) TEXAS TAX-FREE BOND FUND

This Prospectus describes The One Group Texas Tax-Free Bond Fund which attempts to produce current income that is exempt from Federal income tax. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

          PLEASE REMEMBER THAT SHARES OF THE FUNDS: O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; O ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; O INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUND                                                  3
ABOUT THE FUND                                                               4
   The One Group(R) Texas Tax-Free Bond Fund                                 4
MORE ABOUT THE FUND                                                          6
HOW TO DO BUSINESS WITH THE ONE GROUP                                        7
   Purchasing Fund Shares                                                    7
   Sales Charges                                                            10
   Sales Charge Reductions and Waivers                                      12
   Exchanging Fund Shares                                                   14
   Redeeming Fund Shares                                                    16
SHAREHOLDER INFORMATION                                                     18
   Voting Rights                                                            18
   Dividend Policies                                                        18
   Tax Treatment of the Fund                                                19
   Tax Treatment of Shareholders                                            19
   Shareholder Inquiries                                                    20
ORGANIZATION & MANAGEMENT OF THE FUND                                       20
   The Fund                                                                 20
   The Board of Trustees                                                    20
   The Advisor                                                              20
   The Distributor                                                          20
   The Administrator and Sub-Administrator                                  20
   The Transfer Agent, Custodian and Sub-Custodian                          20
DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES                  21
   Investment Practices                                                     21
   Investment Risks                                                         23
   Investment Policies                                                      24
APPENDIX: DESCRIPTION OF RATINGS                                            26

[LOGO-(CLOCK)]    A BRIEF PREVIEW OF THE FUND

WHAT IS THE GOAL OF THE TEXAS TAX-FREE BOND FUND? The Fund is designed to produce current income consistent with both the preservation of principal and exempt from Federal income tax. This Fund may not be appropriate for Individual Retirement Accounts, Qualified Plans, and other Retirement Plans that receive favorable tax treatment. Please read about the Fund before investing.

WHAT IS THE FUND'S INVESTMENT STRATEGY? The Fund invests in debt securities that are issued by or on behalf of Texas or its respective authorities, agencies, instrumentalities and political subdivisions that produce income that is exempt from Federal income tax.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? The Fund invests in fixed-income investments that are subject to market fluctuations as a result of changes in interest rates. As a result, the value of investments in the Fund may decrease during periods of rising interest rates and increase during periods of declining interest rates. In addition, some of the Fund invest in mortgage-related securities which may have greater price and yield volatility than traditional fixed-income securities. The Fund is a non-diversified fund which exposes investors to special risks, including risks associated with Texas specific investments. An investment in the Funds is not a deposit of BANC ONE CORPORATION or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Fund" and "Investment Risks."

WHAT CLASSES OF SHARES ARE AVAILABLE? The Fund currently offers four classes of
Shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are offered to the general public. Class I shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. The section called "How To Do Business With The One Group" will provide more information.


HOW DO I PURCHASE AND REDEEM SHARES? You may buy and redeem shares of the Fund on any day that the Fund is open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID? Generally, dividends are declared on each business day and are distributed periodically on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUND? Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Fund. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

THE ONE GROUP TEXAS TAX-FREE BOND FUND

INVESTMENT OBJECTIVE: The Fund is a non-diversified fund that seeks current income both consistent with the preservation of principal and exempt from Federal income tax.

INVESTMENT STRATEGY: The Fund invests in investment grade debt securities issued by or on behalf of Texas and its authorities, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of issuer's counsel, is exempt from Federal income tax ("Texas Municipal Securities"). The Fund's average weighted maturity normally will be between five and twenty years.

PORTFOLIO SECURITIES: The Fund invests at least 80% of its total assets in Texas Municipal Securities. This is a fundamental policy. The Fund also may hold up to 20% of its total assets in cash or invest in municipal securities of states (other than Texas), territories and possessions of the United States, and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from Federal income tax ("Municipal Securities"). At least 65% of the total assets of the Fund will consist of Municipal Securities that are bonds with remaining maturities of 7 to 30 years. For a list of all securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS: The Fund invests in Texas Municipal Securities, which may be impacted by economic and political developments in Texas. The Texas Municipal Securities also include fixed-income investments. The value of these securities will change in response to interest rate changes and other factors. Before you invest, please read "More About the Fund" and "Investment Risks."

TAX CONSIDERATIONS: Up to 100% of the Fund's assets may be invested in Texas Municipal Securities and Municipal Securities the interest on which is subject to Federal alternative minimum tax. Shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. In addition, corporate shareholders will be required to take the interest on Municipal Securities and Texas Municipal Securities into account in determining their alternative minimum taxable income.


FUND MANAGERS: Gary J. Madich, CFA, is Senior Managing Director of Fixed Income Securities and has managed the Fund since the Fund's inception. Mr. Madich joined Banc One Investment Advisors in 1995. Prior to joining Banc One Investment Advisors, Mr. Madich was a Senior Vice President and Portfolio Manager with Federated Investors. Mr. Madich has nineteen years of investment management experience.


-----------------------------------------------------------------------------


SHAREHOLDER EXPENSES
                                                        Class A         Class B           Class C          Class I
SHAREHOLDER TRANSACTION EXPENSES(1)                     -------         -------           -------          ---------
  Maximum Sales Charge Imposed on Purchases             4.50%             none            none              none
    (as a percentage of offering price)
  Maximum Contingent Deferred Sales Charge               none(2)         5.00%           1.00%              none
    (as a percentage of original purchase price
     or redemption proceeds, as applicable)
  Redemption Fees                                        none             none            none              none
  Exchange Fees                                          none             none            none              none
ANNUAL OPERATING EXPENSE
(as a percentage of average daily net assets)
  Investment Advisory Fees (after fee waiver)(3)
  12b-1 Fees (after fee waiver)(4)
  Other Expenses (5)
  Total Fund Operating Expenses (after fee
  waivers)(6)

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $10.00 sub-minimum account fee may be applicable and a $7.00 charge will be deducted from redemption amounts paid by wire.


(2)       Except for purchases of $1 million or more.  Please see "Sales
          Charges."


(3) Without the fee waiver, Investment Advisory Fees would be ____% for all classes of shares.

(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver of fees, 12b-1 fees would be ___% for Class A shares, ___% for Class B shares and Class C shares.

(5) Other Expenses are based on estimated amounts for the current fiscal year.

(6) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be ___% for Class A shares, ____% for Class B shares, ____% for Class C shares and .__% for Class I shares.


EXAMPLE: An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.


                                                1 YEAR             3 YEARS
                                                ------             -------
Class A
Class A (without fee waiver)
Class B
Class B (without fee waiver)
Class C
Class C (without fee waiver)
Class I
Class I (without fee waiver)


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:


                                                   1 YEAR             3 YEARS
                                                   ------             -------
Class A
Class A (without fee waiver)
Class B
Class B (without fee waiver)
Class C
Class C (without fee waiver)
Class I
Class I (without fee waiver)


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MORE ABOUT THE FUND

WHEN THE PROSPECTUS REFERS TO "BONDS," WHAT TYPES OF INVESTMENTS ARE INCLUDED?

"Bonds" include debt instruments issued by the U.S. Treasury, U.S. government agencies, municipalities and zero coupon obligations as well as debt instruments issued by Texas and their respective authorities, political subdivisions, agencies and instrumentalities.

PORTFOLIO QUALITY

The Fund only purchase securities that meet certain rating criteria:

- Texas Municipal Securities that are bonds must be rated as investment grade.
- Other securities such as tax-exempt commercial paper, notes, and variable demand obligations must be rated in one of the two highest investment grade categories.

If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

FIXED INCOME SECURITIES: Investments in fixed income securities (for example, bonds) will increase or decrease based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Fund will increase and decrease as the value of the Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they are also subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.


DERIVATIVES: The Fund invests in securities that are considered to be derivatives. "Derivatives" are securities that derive their value from the performance of underlying assets or securities These include:

     options
     futures contracts
     options on futures contracts
     mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) structured instruments swaps, caps and floors new financial products inverse floating rate instruments asset-backed securities

These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments. For a more detailed discussion of these risks, please read "Investment Risks."

NON-DIVERSIFIED FUND: The Fund is a "non-diversified" fund. This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. In addition, the Fund's investments are concentrated geographically. These concentrations increase the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

TEXAS MUNICIPAL SECURITIES: Because the Fund is not diversified and because it concentrates in securities of Texas issuers, certain factors may have a disproportionate negative effect on the Fund's investments. These factors may include certain economic conditions, constitutional amendments, legislative measures, executive orders, administrative regulations and vote initiatives. For a more complete description of the risks of investing in Texas Municipal Securities, please see the Statement of Additional Information.

HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

You may purchase Fund shares from the following sources:

-    The One Group Services Company, and

- Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?


- Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

- Purchase requests received by The One Group Services Company before 4:00 p.m. Eastern time ("ET"), will be effective that day. One occasion, the NYSE will close before 4:00 p.m. When that happens, purchases received after the NYSE closes will be effective the following business day.

- Purchase orders may be cancelled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. ET
     (i) on the business day after the order is placed if you are buying Class I shares, and (ii) on the third business day if you are purchasing Class A, Class B or Class C shares.


- If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

- Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

-    Class A, Class B and Class C shares are available to the general public.


- Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."

- If you intend to hold your shares six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.


HOW MUCH DO SHARES COST?

-    Shares are sold at net asset value ("NAV") plus a sales charge, if any.

- Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

- NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.


- A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. When that happens, NAV will be calculated as of the time the NYSE closes.


HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.   Decide how much you want to invest.

     - The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

     - Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

     -    You may purchase no more than $250,000 of Class B shares at one time.

     -    The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:

          State Street Bank and Trust Company
          c/o The One Group

          P.O. Box 8528
          Boston, MA 02266-8528


5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from a Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

- Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.


- Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer or initiate a wire transfer to the following wire address:

     State Street Bank & Trust Company
     Attn: Custody & Shareholder Services
     ABA 011 000 028
     DDA 99034167
     FBO The One Group Fund (ex: The One Group Prime Money Market Fund - A) Your Account Number (ex: 123456789)
     Your Account Registration (ex: John Smith & Mary Smith, JTWROS)


- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

- You may revoke your right to make purchases over the telephone by sending a letter to:

          State Street Bank and Trust Company
          c/o The One Group

          P.O. Box 8528
          Boston, MA 02266-8528


CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

-    Select the "Systematic Investment Plan" option on the Account Application
     Form.

- Provide the necessary information about the bank account from which your investments will be made.

- Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

- The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.


- You may revoke your right to make systematic investments by calling The One Group Services Company at 1-800- 480-4111 or by sending a letter to:


          State Street Bank and Trust Company
          c/o The One Group

          P.O. Box 8528
          Boston, MA 02266-8528

CONVERSION FEATURE

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).


- After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

- You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any Federal income tax.


- Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

- If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

SALES CHARGES


The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from: sales charges, 12b-1 fees and payments by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise. Occasionally, cash incentives will be paid to select Shareholder Servicing Agents. Those Shareholder Servicing Agents who may receive special incentives include Banc One Securities Corporation, The Advisors Group, United Planners Financial Services of America, Inc., The Legend Group, and Rosewood Retirement Advisory Services, LLC.


CLASS A SHARES

This table shows the amount of sales charge you pay and the commissions paid to SHAREHOLDER SERVICING AGENTS.

                                                         SALES CHARGE      COMMISSION
                               SALES CHARGE AS A %          AS A %           AS A %
                                 OF THE OFFERING            OF YOUR        OF OFFERING
AMOUNT OF PURCHASE                    PRICE               INVESTMENT          PRICE
------------------             ------------------         ----------       -----------
Less than $100,000                   4.50%                  4.71%            4.05%
$100,000-$249,999                    3.50%                  3.63%            3.05%
$250,000-$499,999                    2.50%                  2.56%            2.05%
$500,000-$999,999                    2.00%                  2.04%            1.60%
$1,000,000*                          0.00%                  0.00%            0.00%

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

CLASS B SHARES


Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following:


                                                     CDSC AS A % OF DOLLAR
                YEAR SINCE PURCHASE                AMOUNT SUBJECT TO CHARGE
                -------------------                ------------------------
                      0-1                                    5.00%
                      1-2                                    4.00%
                      2-3                                    3.00%
                      3-4                                    3.00%
                      4-5                                    2.00%
                      5-6                                    1.00%

                  more than 6                                0.00%


The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES


Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed as follows:

                                                  CDSC AS A % OF DOLLAR
                YEAR SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
                -------------------             ------------------------
                      0-1                                 1.00%
               After first year                            None

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

HOW THE CDSC IS CALCULATED

- The Fund assumes that all purchases made in a given month were made on the first day of the month.

- The CDSC is based on the current market value or the original cost of the shares, whichever is less.

- A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

- To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.


- If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of The Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to The One Group shares you receive in the reorganization.


12B-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

-    The 12b-1 fees vary by share class as follows:

     1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

          2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .90%. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.


          3.       There are no 12b-1 fees for Class I shares.


- 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

- The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution.

- The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own of any One Group Fund (except a money market fund) to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your Shareholder Servicing Agent. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

          -        The One Group.

          -        BANC ONE CORPORATION and its subsidiaries and affiliates.

          - The One Group Services Company and its subsidiaries and affiliates.

          - State Street Bank and Trust Company and its subsidiaries and affiliates.

          - Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

          - An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4. Bought by:

          - Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

          - Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

          - Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

          - Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.


5. Bought with proceeds from the sale of Class I shares of a Fund of The One Group or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including a Fund of The One Group, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.


7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8.        Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.

3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.        Acquired in exchange for Class B shares of other Funds of The One
          Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:


1. Provided that you withdraw no more than 10% of the account value annually. You do not have to participate in the Systematic Withdrawal Plan to take advantage of this waiver.


2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.


3. If you are the shareholder (or a joint shareholder), or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of such death or disability.


4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.


5. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


6.        Acquired in exchange for Class C shares of other Funds of The One
          Group.


7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111 or your Shareholder Servicing Agent.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?


You may make the following exchanges:
- Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another Fund of The One Group.

- Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another Fund of The One Group, but only if you are eligible to purchase those shares.


- Class B shares of a Fund may be exchanged for Class B shares of another Fund of The One Group.

- Class C shares of a Fund may be exchanged for Class C shares of another Fund of The One Group.

The One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in this privilege, please select it on your account application. To learn more about it, please call The One Group Services Company at 1-800-480-4111.


The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

-         State Street Bank and Trust Company receives the request by 4:00 p.m.
          ET.

- You have provided The One Group with all of the information necessary to process the exchange.

- You have received a current prospectus of the Fund or Funds in which you wish to invest.

-         You have contacted your Shareholder Servicing Agent, if necessary.


DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:

- You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).

-         You will pay a sales charge if you bought Class A shares of a Fund:

          1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

          2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

- If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

          1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

          2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:


- An exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes.


- An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

-         You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

- To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

- Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

- In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

- You may redeem all or some of your shares on any day that the Funds are open for business.


- Redemption requests received by The One Group Services Company before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.


HOW DO I REDEEM SHARES?

- Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or State Street Bank and Trust Company at the following address:

                   The One Group

                   c/o State Street Bank and Trust Company
                   P.O. Box 8528
                   Boston, MA 02266-8528


-         All requests for redemptions from IRA accounts must be in writing.

- You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

- State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

          1.       the redemption is for $50,000 worth of shares or less;

          2.       the redemption is payable to the shareholder of record;


          3. the redemption check is mailed to the shareholder at the record address; or

          4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.


- On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

          1.       a designated commercial bank; or

          2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?


- If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

- If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

- Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

- Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000 you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

-         Select the "Systematic Withdrawal Plan" option on the Account
          Application Form.

- Specify the amount you wish to receive and the frequency of the payments.

-         You may designate a person other than yourself as the payee.

-         There is no charge for this service.

-         If you select this option, please keep in mind that:

          1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

          2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

          3. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

-         All redemptions will be for cash.

- If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.


- Because of the high cost of handling small investments, The One Group charges a sub-minimum fee. Accounts under $1,000 that are not participating in a Systematic Investment Plan will be assessed an annual fee of $10.00. The sub-minimum account fee will not apply to IRA accounts and the accounts of employees of BANC ONE CORPORATION and its affiliates.

-         The One Group may suspend your ability to redeem when:

          1.  Trading on the NYSE is restricted.
          2.  The NYSE is closed (other than weekend and holiday closings).
          3.  The SEC has permitted a suspension.
          4.  An emergency exists.
          The Statement of Additional Information offers more details about this process.

- You generally will recognize a gain or loss on a redemption for Federal income tax purposes. You should talk to your tax advisor before making a redemption.


SHAREHOLDER INFORMATION

VOTING RIGHTS

The Fund do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS: The Fund generally declares dividends daily. Dividends are distributed on the first business day of each month. Capital gains, if any, for the Fund are distributed at least annually. To maintain a relatively even rate of distribution from the Fund, the monthly distributions for the Fund may be fixed from time to time at rates consistent with Banc One Advisor's long-term earnings expectations.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.

DIVIDEND REINVESTMENT: You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.


If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.


SPECIAL DIVIDEND RULES FOR CLASS B SHARES: Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

TAX TREATMENT OF THE FUND

TAX STATUS OF THE FUND: The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Fund qualifies, as it has in the past, it will pay no federal income tax on the earnings it distributes to shareholders.


TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS: A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

FEDERAL TAXATION OF DISTRIBUTIONS:

     EXEMPT-INTEREST DIVIDENDS. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to you. Generally, exempt-interest dividends are excludable from gross income.
     However:

          1. If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Funds.
          2. Receipt of exempt-interest dividends may result in liability for Federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.


     INTEREST ON PRIVATE ACTIVITY BONDS: The Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities the interest on which is a tax preference item for purposes of the Federal alternative minimum tax ("Private Activity Bonds"). As a result, Fund shareholders who are subject to the Federal alternative minimum tax may have all or a portion of their income from the Fund subject to Federal income tax. Additionally, corporate shareholders will be required to take the interest on municipal securities (including state municipal securities) into account in determining their alternative minimum taxable income. Persons who are substantial users of facilities financed by private activity bonds or who are "related persons" of such substantial users should consult their tax advisors before investing in the Fund.

     INVESTMENT INCOME AND CAPITAL GAINS DIVIDENDS. The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) on at least an annual basis. Dividends you receive from the Fund, other than "exempt-interest dividends," will be taxable to you, whether reinvested or received in cash. Dividends from the Fund's net investment income, if any, will be taxable as ordinary income and capital gains dividends from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.


Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

STATE AND LOCAL TAXATION OF DISTRIBUTIONS: Dividends that are derived from the Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly. The Fund will notify you annually of the percentage of income and distributions derived from U.S. government obligations.

TAX INFORMATION: The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Fund or its shareholders.


SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

BOX: REPORTING: In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.


ORGANIZATION & MANAGEMENT OF THE FUND


THE FUNDS: Each Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. One of the Funds is described in this prospectus; the other Funds are described in separate prospectuses. Each Fund is supervised by the Board of Trustees.


THE BOARD OF TRUSTEES: The Trustees oversee the management and administration of the Fund. The Trustees are responsible for making major decisions about the Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of The One Group.


THE ADVISOR: Banc One Investment Advisors makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $59 billion in assets.


THE DISTRIBUTOR: The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Fund and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR: The One Group Services Company also serves as the Fund's administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory reporting and compliance. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of each Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some Funds are not included in the calculations. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.


THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN: State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528 or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statements, distributes dividends, and processes buy and sell requests. As the Fund's custodian, State Street holds the Fund's assets, settles all portfolio trades and assists in calculating the Fund's net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Fund's securities lending activities under an agreement with State Street Bank and Trust company and Bank One Trust Company, N.A. Bank One Trust Company, N.A. is paid a fee by the Fund for this service.

YEAR 2000

Preparing for the Year 2000 is a high priority for The One Group Family of Mutual Funds. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to The One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to The One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to The One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of The One Group. Each system rated "high" is scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, The One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1998 toward the remediation effort for all systems and interfaces. Neither The One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, The One Group currently anticipates that the more to Year 2000 will not have a material impact on its operations.


DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument                                                                            Fund Code           Risk Type
-----------------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and CUBES.                                            Market

TREASURY RECEIPTS: TRS, TIGRs, and CATS.                                                                      Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the                 Market
U.S. Government.  These include Ginnie Mae, Fannie Mae and Freddie Mac.                                       Credit


CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                                       Market
                                                                                                              Credit
                                                                                                              Liquidity

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.                 Market
                                                                                                              Liquidity
                                                                                                              Credit

REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return                   Credit
the security to the seller at an agreed upon price on an agreed upon date.  This is treated as a loan.        Market
                                                                                                              Liquidity

REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment to                       Market


buy the security back at an agreed upon price on an agreed upon date.  This is treated as a                   Leverage
borrowing by a Fund.


SECURITIES LENDING: The lending of up to 1/3 of the Fund's total assets.                                      Credit
In return the Fund will receive cash, other securities, and/or letters of credit as collateral.               Market

                                                                                                              Leverage

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or contract to purchase securities                   Market
at a fixed price for delivery at a future date.                                                               Leverage
                                                                                                              Liquidity

INVESTMENT COMPANY SECURITIES: Shares of other mutual funds, including money market funds                     Market
of The One Group and shares of other investment companies for which Banc One Investment
Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of             Management
the option to sell, a security at a specified price.  A put option gives the buyer the right to sell, and     Liquidity
obligates the seller of the option to buy, a security at a specified price.  The Funds will sell only         Credit
covered call and secured put options.                                                                         Market


                                                                                                              Leverage

FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified             Management
amount of a specified security, class of securities, or an index at a specified time in the future and        Market
at a specified price.                                                                                         Credit
                                                                                                              Liquidity
                                                                                                              Leverage

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a                             Credit
commercial bank.  Maturities are generally six months or less.                                                Liquidity
                                                                                                              Market

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations                    Credit
and other entities.  Maturities generally vary from a few days to nine months.                                Liquidity
                                                                                                              Market

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as                    Liquidity
privately placed commercial paper and Rule 144A securities.                                                   Market

VARIABLE AND FLOATING RATE NOTES: Obligations with interest rates which are reset                             Market
daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.                 Credit
                                                                                                              Liquidity

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans.                 Pre-payment
These include collateralized mortgage obligations ("CMOs"), and Real Estate Mortgage                          Market
Investment Conduits ("REMICs").                                                                               Credit
                                                                                                              Regulatory

DEMAND FEATURES: Securities that are subject to puts and standby commitments to purchase                      Market
the securities at a fixed price (usually with accrued interest) within a fixed period of time following       Liquidity
demand by a Fund.                                                                                             Management

MORTGAGE DOLLAR ROLLS: A transaction in which a Fund sells securities for delivery in a current               Pre-payment
month and simultaneously contracts with the same party to repurchase similar but not identical                Market
securities on a specified future date.                                                                        Regulatory

SWAPS, CAPS AND FLOORS: A Fund may enter into these transactions to manage its exposure                       Management
to changing interest rates and other factors.  Swaps involve an exchange of obligations by two                Credit
parties.  Caps and floors entitle a purchaser to a principal amount from the seller of the cap                Liquidity
or floor to the extent that a specified index exceeds or falls below a predetermined interest                 Market

NEW FINANCIAL PRODUCTS: New options and futures contracts and other financial products                        Management
continue to be developed and the Fund may invest in such options, contracts and products.                     Credit
                                                                                                              Market
                                                                                                              Liquidity

STRUCTURED INSTRUMENTS: Debt securities issued by agencies and instrumentalities of the                       Market
U.S. government, banks, municipalities, corporations and other businesses whose interest                      Liquidity
and/or principal payments are indexed to foreign currency exchange rates, interest rates,                     Management
or one or more other references indices.                                                                      Credit
                                                                                                              Foreign Investment

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for               Credit
various public purposes. Municipal securities include private activity bonds and industrial                   Political
development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond                          Tax
Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt                    Market
obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck                  Pre-payment
and auto loans, leases, credit card receivables and other securities backed by other types of                 Market
receivables or other assets.                                                                                  Credit

ZERO-COUPON DEBT SECURITIES: Bonds and other debt that pay no interest, but are issued at                     Credit
a discount from their value at maturity. When held to maturity, their entire return equals the                Market
differences between their issue price and their maturity value.

INVERSE FLOATING RATE INSTRUMENTS:  Leveraged floating rate debt instruments with interest                    Credit
rates that reset in the opposite direction from the market rate of interest to which the inverse floater      Market
is indexed.                                                                                                   Leverage


LOAN PARTICIPATIONS AND ASSIGNMENTS: Participations in, or assignments of municipal securities,               Market
including municipal leases.                                                                                   Credit
                                                                                                              Political
                                                                                                              Liquidity
                                                                                                              Tax

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

- CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- LEVERAGE RISK. Associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   - Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   - Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

- FOREIGN INVESTMENT RISK. Risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

- PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

- TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

INVESTMENT POLICIES

The Fund's investment objective and the following investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. In addition to the fundamental policies mentioned earlier, the following fundamental policies apply to the Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.

The Texas Tax-Free Bond Fund may not:

1. Purchase the securities of an issuer if as a result more than 25% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies to 50% of a Fund's total assets.

2. Concentrate in a particular industry or group of industries. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities and Texas Municipal Securities or Municipal securities or governmental guarantees of Texas Municipal Securities or Municipal Securities. Private activity bonds that are backed only by the assets and revenues of a non-governmental issuer are not Texas Municipal Securities or Municipal Securities for purposes of this restriction.


3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.


Additional investment policies are set forth in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and may hold a portion of its assets in cash for liquidity purposes.

The Fund also may invest up to 20% of its total assets in securities other than Texas Municipal Securities.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Duff & Phelps Credit Rating Co. ("Duff")
----------------------------------------

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Standard & Poor's Corporation ("S&P")
--------------------------------------

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

Fitch's Investors Service, L.P. ("Fitch")
-----------------------------------------

F-1+ Exceptionally strong credit quality. Strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Assurance of timely payment is only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Satisfactory degree of assurance for timely payment, but the margin of safety is not as good as for issues assigned F-1+ and F-1 ratings.

IBCA Limited ("IBCA")
---------------------

A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Moody's Investors Service ("Moody's")
--------------------------------------

Prime-1       Superior ability for repayment.

Prime-2       Strong ability for repayment.


DESCRIPTION OF BANK RATINGS

Moody's
-------

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A             These banks possess exceptional intrinsic financial strength.
              Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B             These banks possess strong intrinsic financial strength.
              Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P
---

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

Moody's
--------

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa            These insurance companies offer excellent financial security.
              Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P
---

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF MUNICIPAL BOND RATINGS (including mortgage and asset-backed securities)

S&P
---

Investment Grade

AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligations is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

Speculative Grade

BB            Less vulnerable to non-payment than other speculative issues.
              However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

CC            Currently highly vulnerable to non-payment.

C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D             Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

Moody's
-------

Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa           Bonds in this category have poor standing and may be in default.
              These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's
-------
MIG1 & VMIG1                Short-term municipal securities rated MIG1 or VMIG1
                            are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2                These Short-term municipal securities rated are of
                            high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3                Favorable quality. All security elements are
                            accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P
---

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2          Satisfactory capacity to pay principal and interest.

SP-3          Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's
-------

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P
---

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4         Non-investment grade and, therefore, speculative.

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                                       32

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C.  20005


Independent Accountants
PricewaterhouseCoopers, LLP
100 East Broad Street

Columbus, OH 43215



The Statement of Additional Information contains more detailed information about the Funds. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-480-4111 or by writing to The One Group Services Company at 3435 Stelzer Road, Columbus, Ohio 43219. The Statement of Additional Information is incorporated into this prospectus by reference. The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, materials incorporated by reference and other information regarding The One Group(R).



TOG-F-107

0091975

                      STATEMENT OF ADDITIONAL INFORMATION

                                THE ONE GROUP(R)

            THE ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND
               (THE "U.S. TREASURY SECURITIES MONEY MARKET FUND")
     THE ONE GROUP PRIME MONEY MARKET FUND (THE "PRIME MONEY MARKET FUND")
 THE ONE GROUP MUNICIPAL MONEY MARKET FUND (THE "MUNICIPAL MONEY MARKET FUND") THE ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND (THE "OHIO MUNICIPAL MONEY MARKET
                                     FUND")

        THE ONE GROUP ASSET ALLOCATION FUND (THE "ASSET ALLOCATION FUND")
    THE ONE GROUP LARGE COMPANY GROWTH FUND (THE "LARGE COMPANY GROWTH FUND")
     THE ONE GROUP LARGE COMPANY VALUE FUND (THE "LARGE COMPANY VALUE FUND") THE ONE GROUP GROWTH OPPORTUNITIES FUND (THE "GROWTH OPPORTUNITIES FUND")
 THE ONE GROUP INTERNATIONAL EQUITY INDEX FUND (THE "INTERNATIONAL EQUITY INDEX
                                     FUND")
       THE ONE GROUP DISCIPLINED VALUE FUND (THE "DISCIPLINED VALUE FUND")
            THE ONE GROUP EQUITY INDEX FUND (THE "EQUITY INDEX FUND")
           THE ONE GROUP INCOME EQUITY FUND (THE "INCOME EQUITY FUND")
            THE ONE GROUP VALUE GROWTH FUND (THE "VALUE GROWTH FUND")
    THE ONE GROUP SMALL CAPITALIZATION FUND (THE "SMALL CAPITALIZATION FUND")
       THE ONE GROUP INTERMEDIATE BOND FUND (THE "INTERMEDIATE BOND FUND")

             THE ONE GROUP INCOME BOND FUND (THE "INCOME BOND FUND")

         THE ONE GROUP GOVERNMENT BOND FUND (THE "GOVERNMENT BOND FUND")
        THE ONE GROUP ULTRA SHORT-TERM INCOME FUND (THE "ULTRA SHORT-TERM
                                  INCOME FUND")

 THE ONE GROUP LIMITED VOLATILITY BOND FUND (THE "LIMITED VOLATILITY BOND FUND")

       THE ONE GROUP TREASURY & AGENCY FUND (THE "TREASURY & AGENCY FUND")
         THE ONE GROUP HIGH YIELD BOND FUND (THE "HIGH YIELD BOND FUND")
 THE ONE GROUP INTERMEDIATE TAX-FREE BOND FUND (THE "INTERMEDIATE TAX-FREE BOND
                                     FUND")

      THE ONE GROUP MUNICIPAL INCOME FUND (THE "MUNICIPAL INCOME FUND")

                  THE ONE GROUP ARIZONA MUNICIPAL BOND FUND
             (THE "ARIZONA MUNICIPAL BOND FUND") THE ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND (THE "WEST VIRGINIA MUNICIPAL BOND FUND")
     THE ONE GROUP LOUISIANA MUNICIPAL BOND FUND (THE "LOUISIANA MUNICIPAL
                                  BOND FUND")

     THE ONE GROUP OHIO MUNICIPAL BOND FUND (THE "OHIO MUNICIPAL BOND FUND")

 THE ONE GROUP KENTUCKY MUNICIPAL BOND FUND (THE "KENTUCKY MUNICIPAL BOND FUND")

     THE ONE GROUP TEXAS TAX-FREE BOND FUND (THE "TEXAS TAX-FREE BOND FUND")
   THE ONE GROUP TREASURY MONEY MARKET FUND (THE "TREASURY MONEY MARKET FUND") THE ONE GROUP TREASURY ONLY MONEY MARKET FUND (THE "TREASURY ONLY MONEY MARKET
                                     FUND")
 THE ONE GROUP GOVERNMENT MONEY MARKET FUND (THE "GOVERNMENT MONEY MARKET FUND")

 THE ONE GROUP TAX-EXEMPT MONEY MARKET FUND (THE "TAX-EXEMPT MONEY MARKET FUND")

  THE ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND (THE "INSTITUTIONAL PRIME
                               MONEY MARKET FUND")

         THE ONE GROUP INVESTOR GROWTH FUND (THE "INVESTOR GROWTH FUND")
       THE ONE GROUP INVESTOR GROWTH & INCOME FUND (THE "INVESTOR GROWTH &
                                 INCOME FUND")

       THE ONE GROUP INVESTOR BALANCED FUND (THE "INVESTOR BALANCED FUND")
   THE ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND (THE "INVESTOR CONSERVATIVE
                                  GROWTH FUND")
          THE ONE GROUP INVESTOR AGGRESSIVE GROWTH FUND (THE "INVESTOR
                              AGGRESSIVE GROWTH")
   THE ONE GROUP INVESTOR FIXED INCOME FUND (THE "INVESTOR FIXED INCOME FUND")
                  (EACH A "FUND," AND COLLECTIVELY THE "FUNDS")


                                OCTOBER __, 1998

This Statement of Additional Information is not a Prospectus, but supplements and should be read in conjunction with the Prospectuses dated November 1, 1998. This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus. A copy of each Prospectus is available without charge by writing to The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800)-480-4111.

                                TABLE OF CONTENTS

                                                                            PAGE

THE TRUST                                                                     1
INVESTMENT OBJECTIVES AND POLICIES                                            2
   Additional Information on Fund Instruments                                 2

       Asset-Backed Securities                                                2
       Bank Obligations                                                       2
       Commercial Paper                                                       2
       Common Stock                                                           3
       Convertible Securities                                                 3
       Demand Features                                                        3
       Foreign Investments                                                    4
         Limitations on the Use of Foreign Investments                        4
       Foreign Currency Transactions                                          4
         Forward Foreign Currency Exchange Contracts                          6
         Foreign Currency Futures Contracts                                   6
         Foreign Currency Options                                             7
         Foreign Currency Conversion                                          8
         Other Foreign Currency Hedging Strategies                            8
         Risk Factors in Hedging Transactions                                 9
       Futures and Options Trading                                            9
         Futures Contracts                                                    9
         Limitations on the Use of Futures Contracts                         10
         Risk Factors in Futures Transactions                                11
         Options Contracts                                                   12
         Writing (Selling) Covered Calls                                     13
         Purchasing Call Options                                             14
         Purchasing Put Options                                              14
         Secured Puts                                                        14
         Straddles and Spreads                                               14
         Risk Factors in Options Transactions                                15
         Limitations on the Use of Options                                   15
       Government Securities                                                 15
       High Quality Investments With Regard to the Money Market and
         Institutional Money Market Funds                                    16
       High Yield/High Risk Securities/Junk Bonds                            17
       Index Investing by the Equity Index  and International
         Equity Index Funds                                                  18
       Investment Company Securities                                         19
       Loan Participations and Assignments                                   20
       Mortgage-Related Securities                                           20
         Mortgage-Backed Securities (CMOs and REMICs)                        20
         Limitations on the Use of Mortgage Backed Securities                22
         Mortgage Dollar Rolls                                               22
         Stripped Mortgage Backed Securities                                 23
         Adjustable Rate Mortgage Loans                                      23
         Risk Factors of Mortgage-Related Securities                         24
       Municipal Securities                                                  25
         Risk Factors in Municipal Securities                                27
         Limitations on the Use of Municipal Securities                      27
         Arizona Municipal Securities                                        28
         Kentucky Municipal Securities                                       29
         Louisiana Municipal Securities                                      29
         Ohio Municipal Securities                                           30
         Texas Municipal Securities                                          30
         West Virginia Municipal Securities                                  31
       New Financial Products                                                31
       PERCs                                                                 31
       Preferred Stock                                                       31

       Real Estate Investment Trusts ("REITs")                            32
       Repurchase Agreements                                              32
       Reverse Repurchase Agreements                                      33
       Restricted Securities                                              33
       Securities Lending                                                 34
       Short-term Funding Agreements                                      34
       SPDRs                                                              35
       Structured Instruments                                             35
       Swaps, Caps and Floors                                             36
       Treasury Receipts                                                  37
       U.S. Treasury Obligations                                          37
       Variable and Floating Rate Instruments                             37
       Warrants                                                           39
       When-Issued Securities and Forward Commitments                     39
    Investment Restrictions                                               40
    Portfolio Turnover                                                    45
    Additional Tax Information Concerning All Funds                       46
    Additional Tax Information Concerning the Tax-Advantaged Funds        48
    Additional Tax Information Concerning the International
       Equity Index Fund                                                  50
    Foreign Tax Credit                                                    50
VALUATION                                                                 50
       Valuation of the Money Market and Institutional Money
         Market Funds                                                     50
       Valuation of the Equity Funds, the Bond Funds and the
         Municipal Bond Funds                                             51
ADDITIONAL INFORMATION REGARDING THE
    CALCULATION OF PER SHARE NET ASSET VALUE                              51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                            52
MANAGEMENT OF THE TRUST                                                   55
       Trustees & Officers                                                55
       Investment Advisor and Sub-Advisors                                58
       Glass-Steagall Act                                                 60
       Portfolio Transactions                                             61
       Administrator                                                      63
       Distributor                                                        67
       Distribution Plan                                                  67
       Custodian and Transfer Agent                                       69
       Experts                                                            70
ADDITIONAL INFORMATION                                                    71
       Description of Shares                                              71
       Shareholder and Trustee Liability                                  72
       Performance                                                        72
       Calculation of Performance Data                                    73
       Miscellaneous                                                      83

                                    THE TRUST


       The One Group (the "Trust") is an open-end management investment company. The Trust consists of forty series of units of beneficial interest ("Shares") each representing interests in one of the following forty separate investment portfolios ("Funds"):

       Money Market Funds. The U.S. Treasury Securities Money Market Fund (formerly the U.S. Treasury Money Market Portfolio), the Prime Money Market Fund, the Municipal Money Market Fund (formerly the Tax-Free Obligations Portfolio) and the Ohio Municipal Money Market Fund (these four Funds being collectively referred to as the "MONEY MARKET FUNDS"),

       Equity Funds. The Income Equity Fund, the Disciplined Value Fund, the Growth Opportunities Fund (formerly the Small Company Growth Fund and the Growth Equity Portfolio), the Equity Index Fund, the International Equity Index Fund, the Large Company Value Fund (formerly, the Quantitative Equity Portfolio), the Large Company Growth Fund, the Asset Allocation Fund (formerly, the Flexible Balanced Portfolio), the Value Growth Fund, the Small Capitalization Fund (formerly the Gulf South Growth
       Fund),(these ten Funds being collectively referred to as the "EQUITY FUNDS"),

       Bond Funds. The Intermediate Bond Fund, the Income Bond Fund (formerly the Income Portfolio), the Government Bond Fund, the Ultra Short-Term Income Fund (formerly the Government ARM Fund), the Limited Volatility Bond Fund, the Treasury & Agency Fund, and the High Yield Bond Fund (formerly the Income Fund)(these seven Funds being collectively referred to as the "BOND FUNDS"),

       Municipal Bond Funds. The Intermediate Tax-Free Bond Fund, the Municipal Income Fund (formerly the Tax-Free Bond Fund), the Ohio Municipal Bond Fund, the Texas Tax-Free Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Arizona Municipal Bond Fund, and the Louisiana Municipal Bond Fund (these eight Funds being collectively referred to as the "MUNICIPAL BOND FUNDS"),

       Institutional Money Market Funds. The Treasury Money Market Fund, the Treasury Only Money Market Fund, the Government Money Market Fund, the Tax-Exempt Money Market Fund, and the Institutional Prime Money Market Fund (these five Funds being collectively referred to as the "INSTITUTIONAL MONEY MARKET FUNDS"),

       Funds of Funds. The Investor Growth Fund, the Investor Growth & Income Fund, the Investor Aggressive Growth Fund, the Investor Fixed Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund (these six Funds being collectively referred to as the "FUNDS OF FUNDS").

Tax-Advantaged Funds. The Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Municipal Bond Funds, and the Tax-Exempt Money Market Fund are also referred to as the "TAX-ADVANTAGED FUNDS."

Diversification. All of the Trust's Funds are diversified, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), except the Ohio Municipal Bond Fund, the Kentucky Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Texas Tax-Free Bond Fund, the Arizona Municipal Bond Fund, the Ohio Municipal Money Market Fund, and the Louisiana Municipal Bond Fund, which are non-diversified.

Share Classes. Shares in the Funds of the Trust (other than the Institutional Money Market Funds, and the Money Market Funds) are offered in four separate classes: Class I Shares, Class A Shares, Class B Shares and Class C Shares. The U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund offer Class A Shares, Class B Shares, Class C Shares, Class I Shares and
Service Class Shares. The Institutional Money Market Funds offer only a single class of shares. The Ohio Municipal Money Market Fund and the Municipal Money Market Fund offer Class A, Class C and Class I Shares. Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

       The following policies supplement each Fund's investment objective and policies as set forth in the respective Prospectus for that Fund.

ADDITIONAL INFORMATION ON FUND INSTRUMENTS

    ASSET-BACKED SECURITIES

       Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recoup any premium paid on asset-backed securities.

BANK OBLIGATIONS

       Bank obligations consist of bankers' acceptances, certificates of deposit, and demand and time deposits.

       BANKERS' ACCEPTANCES are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

       CERTIFICATES OF DEPOSIT are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion. The Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including banker's acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments" herein).

       DEMAND DEPOSITS are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. Time and demand deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit. TIME DEPOSITS are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid.

COMMERCIAL PAPER

       Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Funds may also purchase secured commercial paper. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds only purchase commercial paper that meets the following criteria.

       Bond Funds. The Limited Volatility Bond Fund, the Intermediate Bond Fund and the Ultra Short-Term Income Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Corporation ("S&P"), Aa or better by Moody's Investors Service, Inc. ("MOODY'S") or A2 or better by Fitch IBCA ("FITCH")) or if unrated, determined by Banc One Investment Advisors Corporation ("Banc One Investment Advisors") to be of comparable quality. The High Yield Bond Fund and the Income Bond Fund may purchase commercial paper in any rating category by at least one NRSRO, or, if unrated, determined by Banc One Investment Advisors or with respect to the High Yield Bond Fund, Banc One High Yield Partners, LLC (the "HIGH YIELD SUB-ADVISOR" or a "SUB-ADVISOR") to be of comparable quality.

       Municipal Bond Funds. The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality


       Money Market Funds. The Money Market Funds (other than the U.S. Treasury Securities Money Market Fund), may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

       Equity Funds. The Equity Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

COMMON STOCK

       Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES

       Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Funds' selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.


DEMAND FEATURES

       Some of the Funds may acquire securities that are subject to puts and standby commitments ("DEMAND FEATURES") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

       Under a "STAND-BY COMMITMENT," a dealer would agree to purchase, at a Fund's option, specified municipal securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. A Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

       The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.

 FOREIGN INVESTMENTS

       Some of the Funds may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Banker's Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper (as those terms are defined in the relevant Prospectuses of the Trust). Securities of foreign issuers may include sponsored and unsponsored American Depository Receipts ("ADRS"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities.

       Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

         By investing in foreign securities, the International Equity Index Fund attempts to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of the International Equity Index Fund, when included in appropriate amounts in a portfolio otherwise consisting of domestic equity and debt securities, will provide a source of increased diversification. The International Equity Index Fund seeks increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the International Equity Index Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.


       LIMITATIONS ON THE USE OF FOREIGN INVESTMENTS. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Equity Funds (with the exception of the International Equity Index Fund) and the Income Bond and Limited Volatility Bond Funds.

FOREIGN CURRENCY TRANSACTIONS

       The International Equity Index Fund may engage in various strategies to hedge against interest rate and currency risks. These strategies may consist of use of any of the following, some of which also have been described above: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and interest rate and currency swaps, caps and floors. The International Equity Index Fund may engage in such transactions in both U.S. and non-U.S. markets. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund's investments in foreign securities. The International Equity Index Fund may enter into such transactions only in connection with hedging strategies.

While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below.

       A substantial portion of the securities of the International Equity Index Fund will be denominated in foreign currencies. In addition, the International Equity Index Fund may hold funds in foreign currencies. Thus, the value of the International Equity Index Fund's shares will be affected by changes in currency exchange rates. The value of the Fund's investments denominated in foreign currencies and any funds held in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund's may be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between foreign currencies and the U.S. dollar. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of the Fund to achieve its investment objective may depend, to a certain extent, on exchange rate movements.

       The International Equity Index Fund is authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. The International Equity Index Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

       Transaction Hedging. When the Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the International Equity Index Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

       The International Equity Index Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The International Equity Index Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("FORWARD CONTRACTS"). Although there is no current intention to do so, the International Equity Index Fund reserves the right to purchase and sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC.

       For transaction hedging purposes the International Equity Index Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

       POSITION HEDGING. When engaging in position hedging, the International Equity Index Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which Banc One Investment Advisors or Independence International Associates, Inc. (the "INTERNATIONAL SUB-ADVISOR" or a "SUB-ADVISOR") expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. The International Equity Index Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC, although the International Equity Index Fund has no current intention to do so.

       The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

       It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, the International Equity Index Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

       Although the Fund has no current intention to do so, the International Equity Index Fund may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

       Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Equity Index Fund owns or expects to purchase or sell. They simply seek to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

       FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The International Equity Index Fund, for hedging purposes only, may purchase forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

       The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are entered into directly between currency traders so that no intermediary is required.
A forward contract generally requires no margin or other deposit.

       At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

       FOREIGN CURRENCY FUTURES CONTRACTS. The International Equity Index Fund may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. The Fund will enter into foreign currency futures contracts solely for bona fide hedging or other appropriate risk management purposes as defined in CFTC regulations.

       When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

       Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

       When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

       In addition to the margin requirements discussed above, transactions in currency futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures or forward contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures or forward contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures or forward contract, could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures or forward contract, it may cover by owning the instruments or currency underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures or forward contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund.

       At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

       Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the International Equity Index Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

       FOREIGN CURRENCY OPTIONS. The International Equity Index Fund may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

       The Fund is authorized to purchase or sell listed foreign currency options, and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the ECU) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up on the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

       Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contacts are negotiated two party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate. The International Equity Index Fund will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the International Equity Index Fund will not hedge a currency substantially in excess (as determined by Banc One Investment Advisors or the International Sub-Advisor) of the market value of the securities denominated in such currency which it owns, the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency, and, in the cases of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the International Equity Index Fund will segregate, at its Custodians, U.S. government or other high quality securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The International Equity Index Fund may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures, related options and forward currency transactions.

       The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

       There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.


       FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       OTHER FOREIGN CURRENCY HEDGING STRATEGIES. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and the International Equity Index Fund may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund's investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust's Board of Trustees.

       RISK FACTORS IN HEDGING TRANSACTIONS

       Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities.

       Liquidity. In addition, these instruments may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

       Judgement of the Advisor and the International Sub-Advisor. Successful use of hedging instruments by the International Equity Index Fund is subject to the ability of the Banc One Investment Advisors and/or the International Sub-Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of Banc One Investment Advisors or the International Sub-Advisor are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, the Fund may have to sell securities at a time when it is disadvantageous to do so.

FUTURES AND OPTIONS TRADING

       Some of the Funds may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

       FUTURES CONTRACTS

       Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

       Although most futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

       When making futures trades, the Funds are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

       After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

       Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to enter into futures contracts, options on futures contracts, index futures and options thereon that are traded on an exchange regulated by the CFTC if, to the extent that such futures and options are not for "bona fide hedging purposes" (as defined by the CFTC), the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of the Fund's total assets at current value. A Fund, however, may invest more than such amount for bona fide hedging purposes, and also may invest more than such amount if it obtains authority to do so from the CFTC without rendering the fund a commodity pool operator or adversely affecting its status as an investment company for federal securities laws or income tax purposes.

       A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

       Although techniques other than the sale and purchase of futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of managing this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

       A Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying reference security or index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

       LIMITATIONS ON THE USE OF FUTURES CONTRACTS

       None of the Funds will enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits and premiums on open contracts exceeds 5% of the market value of the respective Fund's total assets. The Funds of Funds will not enter into futures contract transactions, however, the One Group mutual funds in which they invest may do so as described herein. In addition, none of the Equity Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund's total assets.

       The Funds have undertaken to restrict their futures contract trading as follows: first, the Funds will not engage in transactions in futures contracts for speculative purposes; second, the Funds will not market themselves to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Funds will disclose to all prospective Shareholders the purpose of and limitations on their commodity futures trading; fourth, the Funds will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

       In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Funds may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund. In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code of 1986 (the "CODE") requirements for qualification as a registered investment company and the Trust's intention to qualify as such. In certain circumstances, entry into a futures contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will also accelerate gain to the Funds.

       RISK FACTORS IN FUTURES TRANSACTIONS

       LIQUIDITY. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge such positions. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

       RISK OF LOSS. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for risk management purposes, Banc One Investment Advisors and, with respect to the International Equity Index Fund, the International Sub-Advisor, and, with respect to the High Yield Bond, the High Yield Sub-Advisor do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

       CORRELATION RISK. Utilization of futures transactions by a Fund involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

       PRICE FLUCTUATIONS. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

       Some futures strategies, including selling futures, buying puts and writing covered calls, may reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. A Fund expects to enter into these transactions to manage a return or spread on a particular investment or portion of its assets, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or for other risk management strategies.

       OPTIONS CONTRACTS

       Some of the Funds may use options on securities or futures contracts as a hedging device. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (also called the STRIKE price). A CALL OPTION gives the buyer the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, subject to the rules of the Options Clearing Corporation, a writer is required to deposit in escrow the underlying security or other assets in accordance with such rules.

       A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The purchase price of an option is referred to as its "premium." The seller (or "writer") of a put option must purchase futures contracts or securities at a strike price if the option is exercised. In the case of a call option, the seller must sell the futures contract or security in the underlying futures contract or security at the strike price if the option is exercised.

       A NAKED OPTION is an option written by a party who does not own the underlying futures contract or security. A COVERED OPTION is an option written by a party who does own the underlying position. The initial purchase (sale) of an option is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction". This involves the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

       A call option on a futures contract or security is said to be "in-the-money" if the strike price is below current market levels and "out-of-the-money" if the strike price is above current market levels. A put option is "in-the-money" if the strike price is above current market levels, and "out-of-the-money" if the strike price is below current market levels.

       Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. Some options, however, expire significantly in advance of such dates. An option that is "out-of-the-money" and not offset by the time it expires becomes worthless. On certain exchanges "in-the-money" options are automatically exercised on their expiration date, but on others unexercised options simply become worthless after their expiration date. Options usually trade at a premium (referred to as the "time value" of the option) above their intrinsic value (the difference between the market price for the underlying futures contract or equity security and the strike price). As an option nears its expiration date, the market value and the intrinsic value move into parity as the time value diminishes.

       Increased market volatility generally increases the value of options by increasing the probability of favorable market swings, putting outstanding options "in-the-money." Although purchasing options is a limited risk trading approach, significant losses can be incurred by doing so.

       WRITING (SELLING) COVERED CALLS

       Some of the Funds may write (sell) covered call options and purchase options to close out options previously written by the Fund. The Funds' purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Funds will write covered call options on securities which, in the opinion of Banc One Investment Advisors or the applicable Sub-Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns.

       Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets.

       The premium received is the market value of an option. The premium each Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Fund's Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per Share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

       Generally, a Fund, in order to avoid the exercise of an option sold by it, will be able to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless selling (in the case of a call option) or purchasing (in the case of a put option) the underlying securities is determined to be in a Fund's best interest. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by a Fund, and has the effect of cancelling a Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and a Fund delivers securities to the holder of a call option, a Fund's turnover rate will increase, which would cause a Fund to incur additional brokerage expenses.

       Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call options it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

       Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

       A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

       PURCHASING CALL OPTIONS

       Certain Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. In the event that paying a premium for a call option, together with a price movement in the underlying security, is such that exercise of the option would not be profitable to the Fund, loss of the premium may be offset by a decrease in the acquisition cost of securities by the Fund.

       PURCHASING PUT OPTIONS

       Certain Funds may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction cost. However, any loss of premium may be offset by an increase in the value of the Fund's securities.

       SECURED PUTS

       Certain Funds may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

       STRADDLES AND SPREADS

       Certain Funds also may engage in straddles and spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, the Fund purchases and sells a call or a put. The Fund will sell a straddle when Banc One Investment Advisors or the applicable Sub-Advisor believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline

       RISK FACTORS IN OPTIONS TRANSACTIONS

       Risk of Loss. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of the options.

       Judgement of Advisor and Sub-Advisors. The successful use of the options strategies depends on the ability of Banc One Investment Advisors or the applicable Sub-Advisor to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Fund's ability to terminate option positions at times when Banc One Investment Advisors or the applicable Sub-Advisor, deems it desirable to do so. A Fund will take an option position only if Banc One Investment Advisors or the applicable Sub-Advisor believes there is a liquid secondary market for the option, however, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

       Liquidity. If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

       Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

       Foreign Investment Risks. Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

       LIMITATIONS ON THE USE OF OPTIONS.

       Each Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker/Dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

GOVERNMENT SECURITIES

       Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GINNIE MAE") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("FANNIE MAE"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("FREDDIE MAC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when Banc One Advisors or the applicable Sub-Advisor believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment Objectives and Policies--Mortgage-Related Securities" in this Statement of Additional Information.

HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET AND INSTITUTIONAL MONEY MARKET FUNDS

       The Money Market and Institutional Money Market Funds, may invest only in obligations determined by the Fund's investment Advisor, Banc One Investment Advisors to present minimal credit risks under guidelines adopted by the Trust's Board of Trustees.

       The Treasury Money Market Fund and the Treasury Only Money Market Fund may only invest in U.S. Treasury bills, notes and other U.S. Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the Treasury Money Market Fund may be subject to repurchase agreements.

       The Government Money Market Fund invests exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

       The Tax-Exempt Money Market Fund may invest only in obligations which, at the time of purchase, (i) possess the highest short-term ratings from a NRSRO or
(ii) possess, in the case of multiple-rated securities, the highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e., are unrated) but are determined by Banc One Investment Advisors to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees (collectively, "FIRST TIER SECURITIES"). Some of the securities of the Tax-Exempt Money Market Fund may be subject to repurchase agreements.

       With regard to the Money Market Funds and the Institutional Money Market Funds (other than the Tax-Exempt Money Market Fund), investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs or (iii) do not possess a rating (i.e., are unrated) but are determined by Banc One Investment Advisors to be of comparable quality to the rated instruments eligible for purchase by the Trust under guidelines adopted by the Board of Trustees (collectively, "ELIGIBLE SECURITIES"). A security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Banc One Investment Advisors to be comparable in priority and security to the obligation selected for purchase by the Trust.

       A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by Banc One Investment Advisors to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Banc One Investment Advisors. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

       Eligible Securities include First-Tier Securities and Second-Tier Securities. First-Tier Securities include those that possess a rating in the highest category, in the case of a single-rated security, or at least two ratings in the highest rating category, in the case of multiple-rated securities, or, if the securities do not possess a rating, are determined to be of comparable quality by Banc One Investment Advisors pursuant to the guidelines adopted by the Board of Trustees. Second-Tier Securities are all other Eligible Securities.

       Each Money Market Fund (other than the Ohio Municipal Money Market Fund and the Municipal Money Market Fund) and Institutional Money Market Fund (other than the Tax-Exempt Money Market Fund) will not invest more than 5% of its total assets in the First Tier Securities of any one issuer. In addition, each Fund (other than the Municipal Money Market Fund, the Ohio Municipal Money Market Fund and the Tax-Exempt Money Market Fund) may not invest more than 5% of its total assets in Second

Tier Securities, with investment in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of a Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and, with respect to each Money Market Fund and each Institutional Money Market Fund (other than the Treasury Only Money Market
Fund), repurchase agreements fully collateralized by such obligations.

       Under the guidelines adopted by the Trust's Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, Banc One Investment Advisors may be required to promptly dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

       A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


HIGH YIELD/HIGH RISK SECURITIES/JUNK BONDS

       The High Yield Bond Fund and the Income Bond Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB or lower by S&P and BA or lower by Moody's). Other terms used to describe such securities include "lower rated bonds", "non-investment grade bonds," "below investment grade bonds," and "junk bonds". Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. These securities are regarded as predominately speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

       Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Funds more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Funds' ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Funds would experience a reduction of their income and could expect a decline in the market value of the defaulted securities.

       Further, proposed or yet to be proposed new laws may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund's net asset value and investment practices.

       Finally, the market prices of high-yield, high risk securities structured as zero coupon or pay-in-kind securities (as defined below) are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. However, the Fund must recognize a computed amount of interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Funds may have to sell securities to have sufficient cash to pay the dividends.

       The high yield, high risk investments include the following:

       -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

       -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

       -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

       -- Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

       -- Private Placements. These are bonds sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933

       -- Convertible Securities. These are bonds or preferred stock that convert to common stock.

       -- Preferred Stock. These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

       -- Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries ("LDC'S").

This foregoing list is not definitive. The prospectus and this Statement of Additional Information list additional types of permissible investments. Such investments may be purchased by some of the Funds even if they are classified as non-investment grade securities.


 INDEX INVESTING BY THE EQUITY INDEX  AND INTERNATIONAL EQUITY INDEX FUNDS

       Equity Index Fund. It is anticipated that the indexing approach that will be employed by the Equity Index Fund will be an effective method of substantially tracking percentage changes in the S&P 500 Index (the "INDEX"). It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor's Corporation ("S&P") and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

       S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.

       The weights of stocks in the Index are based on each stock's relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

       Banc One Investment Advisors generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund's assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.


       International Equity Index Fund. It is anticipated that the indexing approach that will be employed by the International Equity Index Fund will be an effective method of substantially tracking percentage changes in the GDP weighted MSCI EAFE Index (the "INTERNATIONAL INDEX"). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the International Index of at least 0.95, without taking into account expenses. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the International Index in both rising and falling markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the International Index. The Fund's ability to correlate its performance with the International Index, however, may be affected by, among other things, changes in securities markets, the manner in which the International Index is calculated by Morgan Stanley International ("MSCI") and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

       MSCI computes and publishes the International Index. MSCI also computes the country weights which are established based on annual GDP data. Gross Domestic Product is defined as a country's Gross National Product, or total output of goods and services, adjusted by the following two factors: net labor income (labor income of domestic residents working abroad less labor income of foreigners working domestically) plus net interest income (interest income earned from foreign investments less interest income earned from domestic investments by foreigners). Country weights are thus established in proportion to the size of their economies as measured by Gross Domestic Product, which results in a more uniform distribution of capital across the EAFE markets than if capitalization weights were used as the basis. The country weights within the International Index are systematically rebalanced annually to the most recent GDP weights.

       MSCI chooses the stocks to be included in the International Index largely on a statistical basis. Inclusion of a stock in the International Index in no way implies an opinion by MSCI as to its attractiveness as an investment. The International Index is determined, composed and calculated by MSCI without regard to the International Equity Index Fund. MSCI is neither a sponsor of, nor in any way affiliated with the International Equity Index Fund, and MSCI makes no representation or warranty, expressed or implied on the advisability of investing in the International Equity Index Fund or as to the ability of the International Index to track general stock market performance, and MSCI disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the International Index or any data included therein. "MSCI EAFE Index" is a service mark of MSCI.

INVESTMENT COMPANY SECURITIES

       Some of the Funds may invest up to 5% of their total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to the Funds of Funds. Other investment company securities may include securities of a money market fund of the Trust, and securities of other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicate fees. Banc One Investment Advisors will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised by Banc One Investment Advisors; and, to the extent required by the laws of any state in which shares of the Trust are sold, Banc One Investment Advisors will waive its fees attributable to the assets of any Fund invested in any investment company.


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LOAN PARTICIPATIONS AND ASSIGNMENTS

       Some of the Funds may invest in fixed and floating rate loans ("LOANS") arranged through private negotiations between issuers (which may be corporate issuers or issuers of Sovereign Debt Obligations) and one or more financial institutions ("LENDERS"). Investments in loans are expected in most instances to be in the form of participations in Loans ("PARTICIPATIONS") and assignments of all or a portion of Loans ("Assignments") from third parties. Because loan participants and assignments may be illiquid, a Fund will invest no more than 15% (10% for the Money Market Funds) of its net assets in loan participations and other illiquid assets. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participations or Assignment for purposes of the fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Funds investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower.

       When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan is through a Participations and not an Assignment. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing a Fund's portfolio and calculating its net asset value.

MORTGAGE-RELATED SECURITIES

       MORTGAGE-BACKED SECURITIES (CMOS AND REMICS). Certain of the Funds may invest in mortgage-backed securities including collateralized mortgage obligations ("CMOS") and Real Estate Mortgage Investment Conduits ("REMICS"). Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as Ginnie Mae and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Such non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

       There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

       Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

       Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

       Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.


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




       Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

       CMOs and guaranteed REMIC pass-through certificates ("REMIC CERTIFICATES") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "MORTGAGE ASSETS"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

       Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

       For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCS"). PCS represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCS, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCS referred to as "Gold PCS."

       Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

       REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

       The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

       Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

       A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-BONDS"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC CERTIFICATES"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit- related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

       LIMITATIONS ON THE USE OF MORTGAGE-BACKED SECURITIES

       Equity Funds. The Asset Allocation Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass through Securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

       Bond Funds. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Bond Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. The Limited Volatility Bond Fund, the Ultra Short-Term Income Fund and the Intermediate Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality. The Income Bond Fund and the High Yield Bond Fund can invest in mortgage-backed securities in ANY rating category.

       Money Market Funds. The Government Money Market Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Money Market Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Prime Money Market Fund, the Municipal Money Market Fund, and the Ohio Municipal Money Market Fund may invest in mortgage-backed securities that are rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

       MORTGAGE DOLLAR ROLLS. Some of the Funds may enter into Mortgage Dollar Rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain a segregated account until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The Funds benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. The benefits derived from the use of mortgage dollar rolls may depend upon Banc One Investment Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

        STRIPPED MORTGAGE BACKED SECURITIES. Stripped Mortgage Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOS"), while the other class will receive all of the principal ("POS"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

       In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are extremely sensitive to changes in prepayments and interest rates. Even though such securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may fail to fully recover their investment in such securities. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile, and under extremely high prepayment conditions IOs can incur significant losses. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayment increase and falling as prepayments decrease. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging.

       The Bond Funds (other than the Limited Volatility Bond Fund and the Treasury & Agency Fund), and the Asset Allocation Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. The Funds may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitations on investments in illiquid securities.

         ADJUSTABLE RATE MORTGAGE LOANS. The Bond Funds and the Asset Allocation Fund, may invest in adjustable rate mortgage loans ("ARMS"). The Treasury & Agency Fund may buy only government ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "MORTGAGE INTEREST RATES") may be subject to periodic adjustment based on changes in the applicable index rate (the "INDEX RATE"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

       Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

       Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may


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




permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

       There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

       In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

       RISKS FACTORS OF MORTGAGE-RELATED SECURITIES.

       Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

       Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds of the Trust will receive when these amounts are reinvested.

       Market Value. The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

       Prepayments. Although having less risk of decline during periods of rising interest rates, adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

       Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

MUNICIPAL SECURITIES

       Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "PRIVATE ACTIVITY BONDS" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation.

       Private Activity Bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Securities" as used in the Prospectuses of the Tax-Advantaged Funds (other than the Municipal Money Market Fund) and in this Statement of Additional Information with respect to such Funds only if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

       As used in the Prospectuses of the Ohio Municipal Money Market Fund, the Ohio Municipal Bond Fund, and the Municipal Money Market Fund and in this Statement of Additional Information with respect to such Funds, the term "Municipal Securities" includes private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities only if the interest paid thereon is exempt from federal income tax (other than the Federal alternative minimum tax).

       Private activity bonds that are subject to federal income tax and are treated as a preference item for individuals for purposes of the federal alternative minimum tax are included within the term "Taxable Obligations" as used in the Prospectuses of the Tax-Advantaged Funds (other than the Ohio Municipal Money Market Fund, the Ohio Municipal Bond Fund and Municipal Money Market Fund).

       Private activity bonds that are subject to federal income tax are included within the term Taxable Obligations as used in the Prospectuses of the Ohio Municipal Money Market Fund, the Ohio Municipal Bond Fund, and the Municipal Money Market Fund. The payment of principal and interest on private activity bonds generally is dependent solely on the ability of the facility users to meet its financial obligations and the pledge, if any, of real and personal property as security for said payment.

       Certain debt obligations known as "INDUSTRIAL DEVELOPMENT BONDS" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

       The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

       The Funds may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund may purchase short-term tax-exempt General Obligations Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

       There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors or the applicable Sub-Advisor will consider such an event in determining whether the Fund should continue to hold the obligations.

       Municipal securities may include OBLIGATIONS OF MUNICIPAL HOUSING AUTHORITIES and SINGLE-FAMILY MORTGAGE REVENUE BONDS. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

       MUNICIPAL LEASES are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

       RISK FACTORS IN MUNICIPAL SECURITIES

       Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

       Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements will be consistently met, there is no assurance that the requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds and subjecting Shareholders to unanticipated tax liabilities and possibly requiring a Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy

       Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

       State and Federal Laws. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

       Litigation and Current Developments. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Securities in the same manner.

       New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

       LIMITATIONS ON THE USE OF MUNICIPAL SECURITIES.

       As a matter of fundamental policy, under normal market conditions, at least 80% of the total assets (net assets in the case of the Louisiana Municipal Bond Fund) of each of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Municipal Income Fund, the Intermediate Tax-Free Bond Fund, the Ohio Municipal Bond Fund, the Texas Tax-Free Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Arizona Municipal Bond Fund, and the Tax- Exempt Money Market Fund will be invested in Municipal Securities. Other Funds may also invest in Municipal Securities if Banc One Investment Advisors or the applicable Sub-Advisor determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

       The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         The Tax-Free Funds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

       ARIZONA MUNICIPAL SECURITIES

       As used in the Prospectus and this Statement of Additional Information, the term "Arizona Municipal Securities" refers to debt securities which are issued by or on behalf of Arizona or its respective authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from both federal income tax and Arizona personal income tax .

       Risk Factors Regarding Investments in Arizona Municipal Securities. Over the past several decades, Arizona's economy has grown faster than most other regions of the country. Arizona's population experienced an increase of 2.9% in 1996 and a substantially similar percentage increase in 1997. Arizona's employment rate increased 6.7% in 1994, 6.1% in 1995, 5.6% in 1996 and 4.4% in 1997. For 1997, Arizona ranked second in the country for job growth, and the Phoenix-Mesa metropolitan area ranked first among all United States metropolitan areas for job growth. Recent lay offs by Motorola and Intel, two large Phoenix area employers, may lead to more modest job growth in 1998. The 1996 unemployment rate was 5.5%, and the 1997 unemployment rate was 4.7%.

       Arizona's per capita personal income has generally varied between 5% and 15% below the national average due to such factors as the chronic poverty on the state's Indian reservations, the states relatively high number of retirees and children, and the state's below-average wage scale. However, Arizona's aggregate personal income grew nearly 5.3% during 1996 to approximately $84.5 billion and is estimated to have reached $100.8 billion in 1997.

       Despite an increase in population, employment and aggregate personal income, retail sales growth rates have declined over the last few years. The growth rate was 12.0% in 1994, 8.8% in 1995, 5.9% in 1996 and an estimated 5.1% in 1997.

       After experiencing several years of budget shortfalls requiring mid-year adjustments, the State of Arizona has had significant budget surpluses each year since 1993, including a $593.3 million surplus for the fiscal year ended June 30, 1997. An amendment to the Arizona Constitution requiring a 2/3 majority vote in both houses of the Legislature to enact any tax or fee increase limits Arizona's ability to raise additional revenue when needed, but Arizona has placed some of its surplus revenues in a rainy-day fund to address this risk.

       The State of Arizona, as such, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority and the Water Infrastructure Authority of Arizona have each issued revenue bonds. The State of Arizona has financed certain capital improvements and equipment through certificates of participation, which represent undivided interests in lease payments to be made by the state that are subject to annual appropriations by the Arizona legislature.

       The Arizona Constitution limits the amount of debt that can be issued by the state's counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding six percent of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. No county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of taxable property, even with voter approval. Incorporated cities or towns with voter approval may become indebted in an amount up to 20% of the value of taxable property, for purposes of supplying water, light, sewers, open space preserves, parks, playgrounds and recreational facilities. These constitutional debt limits generally do not apply to revenue bonds payable from a special fund revenue source.

       In July 1994, the Arizona Supreme Court ruled that Arizona's system for financing public education created substantial disparities in facilities among school districts and violated the provisions of the Arizona Constitution which require the Legislature to establish and maintain "a general and uniform public school system." After several attempts, each of which were held unconstitutional by the Arizona Supreme Court, the Legislature enacted legislation in July 1998, which establishes a centralized state school capital finance system and, among other things, limits the ability of school districts to issue bonds. There are currently no challenges pending with respect to the legislation.

       KENTUCKY MUNICIPAL SECURITIES

       As used in the Prospectus and this Statement of Additional Information, the term "Kentucky Municipal Securities" refers to debt securities which are issued by or on behalf of Kentucky or its respective authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from both federal income tax and Kentucky personal income tax.

       Risk Factors Regarding Investments in Kentucky Municipal Securities. As of June 30, 1998, Kentucky had an unemployment rate of 4.5%, slightly less than the 4.7% national average. For calendar year 1997, Kentucky's per capita income ranked 41st in the nation and was 81% of the national average. The most current audited financial statements for Kentucky indicate a surplus of funds in the General Fund of $538,075,000 as of June 30, 1997, which was $411,185,000 above the budgeted balance.

       Unlike the municipal securities of most states, nearly all Kentucky Municipal Securities are not general obligations of the issuer; rather, payment depends on revenues generated by the property financed by the securities.




       LOUISIANA MUNICIPAL SECURITIES

       As used in the Prospectus and this Statement of Additional Information, the term "Louisiana Municipal Securities" refers to debt securities which are issued by or on behalf of Louisiana or its respective authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from both federal income tax and Louisiana personal income tax.

       Risk Factors Regarding Investments in Louisiana Municipal Securities. The State of Louisiana continues to consolidate its economic and financial gains after a period of difficulty. In the mid-1980's, abrupt declines in the price of oil disrupted both the economy and financial operations of the State. Recent years have generally produced operating surpluses and major financial issues, such as Medicaid and risk management, have been addressed. Also, debt has been reduced to a moderate level, at $574 per capita and 2.9% of personal income.

       Louisiana's economy is resource based, led by oil and gas, but agribusiness and tourism are also significant components. Growth in the service employment sector is providing more diversity, but the State is still very dependent on oil and gas for direct or indirect employment and income. The price of oil is estimated at $17 per barrel in 1998 and $17.50 in 1999.

       Personal income gains were in excess of the national rates in 1990 - 1994, both in total and on a per capita basis, but the gains were lower in 1995 and 1996. Louisiana's per capita personal income is currently equal to 81% of the national average, but this is still well below the 90% figure recorded in 1981 when the oil and gas industry was extremely active. The State projects employment to increase 4.8% in 1998 and 4.5% in 1999.

OHIO MUNICIPAL SECURITIES

       As used in the Prospectuses and this Statement of Additional Information, the term "Ohio Municipal Securities" refers to debt securities which are issued by or on behalf of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions which produce interest which, in the opinion of counsel for the issuer are exempt from both federal income tax, and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities

       The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio Municipal Securities in the Funds of the Trust or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

       Since the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund invest primarily in Ohio Municipal Securities, the value of each Fund's Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.


TEXAS MUNICIPAL SECURITIES

       As used in the Prospectus and this Statement of Additional Information, the term "Texas Municipal Securities" refers to debt securities which are issued by or on behalf of Texas or its respective authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from federal income tax.

       Risk Factors Regarding Investments in Texas Municipal Securities. Because the Fund invests primarily in obligations issued by Texas entities, the Fund's performance is partially dependent upon economic conditions within the State of Texas generally and upon the economic condition of issuing governments and their instrumentalities in particular. In the late 1980's, weakness in the oil and gas related and agricultural sectors of the Texas economy adversely affected consumer spending, financial institutions, utility demand, and real estate values within the state. Consequently, the state and many of its local governments had to increase sales, utilities, and ad valorem tax rates in order to maintain revenue yields. In the past two years, however, in contrast to the national economy, business activity in Texas has strengthened, with employment growth occurring in most sectors. In addition, Texas' major financial institutions have been recapitalized and bank failures have generally ceased.


WEST VIRGINIA MUNICIPAL SECURITIES

       As used in the Prospectus and this Statement of Additional Information, the term "West Virginia Municipal Securities" refers to debt securities which are issued by or on behalf of West Virginia or its authorities, agencies, instrumentalities and political subdivisions and which produce interest which, in the opinion of counsel for the issuer, is exempt from both federal income tax and is generally exempt from West Virginia income tax.

       Risk Factors Regarding Investments in West Virginia Municipal Securities. Being invested primarily in West Virginia securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia's economy and of the financial condition of its state and local governments and their agencies.

       West Virginia's economy is relatively stable. While coal mining, chemicals and manufacturing make up an important part of that economy, state and local governments have made and continue to make concentrated efforts to encourage diversification of the state's economy with some success. However, unemployment for the State continues to exceed the national average.

       The financial resources for state and local governments in recent years have been adequate. But, with little or no population growth, an aging population, unemployment remaining above the national average, continuing decline in school enrollment, the government and school boards continue to struggle to produce sufficient revenues to fund operations to support public education.

NEW FINANCIAL PRODUCTS

       New options and futures contracts and other financial products, and various combinations thereof, continue to be developed and certain of the Funds may invest in any such options, contracts and products as may be developed to the extent consistent with each Fund's investment objective, policies and restrictions and the regulatory requirements applicable to investment companies.

       These various products may be used to adjust the risk and return characteristics of each Fund's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform consistent with expectations, the performance of each Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

 PERCS*

       The Equity Funds may invest in Preferred Equity Redemption Cumulative Stock ("PERCS") which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder's appreciation is capped, usually at about 30 percent. PERCS are callable at any time. The PERC is mandatorily convertible into common stock, but is callable at any time at an initial call price that reflects a substantial premium to the stock's issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

       *PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with The One Group.

PREFERRED STOCK

       Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

 REAL ESTATE INVESTMENT TRUSTS ("REITS")

       Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

       Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

       REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

       Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.


REPURCHASE AGREEMENTS

       Under the terms of a repurchase agreement, a Fund would acquire securities from a seller, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

        If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by a Fund under the 1940 Act.

       Repurchase Agreement Counterparties. For Funds other than the International Equity Index Fund, repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which Banc One Investment Advisors or, in the case of the High Yield Bond Fund, High Yield Sub-Advisor deems creditworthy under guidelines approved by the Board of Trustees. In the case of the International Equity Index Fund, repurchase counterparties include banks or foreign banks with total assets in excess of $1 billion or broker-dealers which may or may not be registered, which the International Sub-Advisor, deems creditworthy under guidelines approved by the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

       Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund's investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Fund under the 1940 Act.

RESTRICTED SECURITIES

       Some of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

       The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("RULE 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Banc One Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:

       - the frequency of trades and quotes for the security;

       - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

       - dealer undertakings to make a market in the security; and

       - the nature of the security and the nature of the marketplace trades.

       Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

       - The 4(2) paper must not be traded flat or in default as to principal or interest;

       - The 4(2) paper must be rated in one of the two highest rating categories by a least two NRSROS, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors or the applicable Sub-Advisor to be of equivalent quality; and

       - Banc One Investment Advisors or the applicable Sub-Advisor must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and

       - Banc One Investment Advisors or the applicable Sub-Advisor shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 15% (10% for Money Market Funds) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of The One Group, unless Banc One Investment Advisors or the applicable Sub-Advisor is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% (10% for Money Market Funds) of its net assets; and

       - Banc One Investment Advisors or the applicable Sub-Advisor shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently that quarterly.

SECURITIES LENDING

       In order to generate additional income, each of the Funds, except the Funds of Funds, may lend up to 33 1/3% of the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of cash, such securities, shares, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds will continue to receive interest on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, or commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Fund's prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are therefore, not considered to be illiquid investments.

SHORT-TERM FUNDING AGREEMENTS

       Some Funds may, in order to enhance yield, make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICS"), while those issued by banks are referred to as Bank Investment Contracts ("BICS"). Pursuant to such agreements, the Funds make cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Funds on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

       The Funds will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Funds to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Funds only if, at the time of purchase, no more than 15% of the Fund's net assets (10% of the Money Market Fund's net assets) will be invested in short-term funding agreements and other illiquid securities.

 SPDRS

       Certain Funds may invest in Standard & Poor's Depository Receipts ("SPDRS"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

       SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDRs price can be volatile, a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.

       A Fund will limit its investments in SPDRs to 5% of the Fund's total assets and 3% of the outstanding voting securities of the SPDRs issuer. Moreover, a Fund's investments in SPDRs will not exceed 10% of the Fund's total assets, when aggregated with all other investments in investment companies.

STRUCTURED INSTRUMENTS

       Structured instruments are debt securities issued by agencies of the U.S. government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

       The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

       While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors or the applicable Sub-Advisor, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

        The Funds will invest only in structured securities that are consistent with each Fund's investment objective, policies and restrictions and Banc One Investment Advisors' or the applicable Sub-Advisor's outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Funds will not invest in structured instruments if the terms of the structured instrument provide that the Funds may be obligated to pay more than their initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

       Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid, and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.

SWAPS, CAPS AND FLOORS

       Certain of the Funds may enter into swaps, caps, and floors on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund's investments are traded, for both hedging and non-hedging purposes. While swaps, caps, and floors (sometimes hereinafter collectively referred to as "SWAP CONTRACTS") are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Funds will use swap contracts for purposes similar to the purposes for which they use options, futures, and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Funds with risks and opportunities similar to those associated with options contracts, futures contracts, and options on futures. See "Futures Contracts" and "Risk Factors in Futures Contracts."

       The Funds may enter into these transactions to manage their exposure to changing interest rates and other market factors. Some transactions may reduce each Fund's exposure to market fluctuations while others may tend to increase market exposure.

       Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

       Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

       Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, each Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Funds may enter into swaps that require transfers of collateral for changes in market value. In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

       In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after Banc One Investment Advisors or the applicable Sub-Advisor has determined that it would be prudent to close out or offset the first swap contract.

       The Funds (other than the High Yield Bond Fund) will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

       The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If Banc One Investment Advisors or the applicable Sub-Advisor is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Funds.

       The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Funds will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Funds intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid, high grade debt securities, the Funds and Banc One Investment Advisors believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Fund's borrowing restrictions. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' Custodian. Each of the Bond Funds generally will limit their investments in swaps, caps and floors to 25% of its total assets.


TREASURY RECEIPTS

       Certain of the Funds may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts ("TRS"), Treasury Investment Growth Receipts ("TIGRS"), and Certificates of Accrual on Treasury Securities ("CATS").




U.S. TREASURY OBLIGATIONS

       The Funds may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Funds may also invest in Inflation Indexed Treasury Obligations.


VARIABLE AND FLOATING RATE INSTRUMENTS

       Certain obligations purchased by some of the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

       VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Advisers or the Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Some of the Funds subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such instrument are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by Banc One Investment Advisors or the applicable Sub-Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Banc One Investment Advisors or the applicable Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market, could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund's assets at a favorable rate of return.

         With respect to the Money Market Funds and the Institutional Money Market Funds, variable or floating rate instruments with stated maturities of more than 397 days may, under the Securities and Exchange Commission's amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

         (1) Adjustable Rate Government Securities. A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

         (2) Short-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (3) Long-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (4) Short-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

         (5) Long-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days notice.

         LIMITATIONS ON THE USE OF VARIABLE AND FLOATING RATE NOTES. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 10% (with respect to the Money Market and Institutional Money Market Funds) or 15% (with respect to all Funds, other than the Money Market and Institutional Money Market Funds, which can purchase such notes) of the Fund's net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by Banc One Investment Advisors or the Sub-Advisor, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P, Moody's, and Fitch used in this paragraph, see the Appendix. The above Funds may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

WARRANTS

         Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         Some Funds may purchase securities on a "when-issued" and forward commitment basis. When a Fund agrees to purchase securities, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Funds may purchase securities on a when-issued basis when deemed by Banc One Investment Advisors or the applicable Sub-Advisor to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Funds generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When Banc One Investment Advisors or the applicable Sub- Advisor purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. The Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, when a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

         In a forward commitment transaction, the Funds contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Funds are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid high-grade debt obligations in an amount sufficient to meet the purchase price. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         Limitations on the Use of When Issued Securities and Forward Commitments. No Fund intends to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of Banc One Investment Advisors and the Sub-Advisor to manage the Fund might, as described in the Prospectuses, be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund's total assets, and a commitment will not exceed 90 days. A Fund may dispose of a when-issued security or forward commitment prior to settlement if Banc One Investment Advisors or the applicable Sub- Advisor deems it appropriate to do so.


INVESTMENT RESTRICTIONS

         The following investment restrictions are FUNDAMENTAL and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. See "ADDITIONAL INFORMATION-- Miscellaneous" in this Statement of Additional Information.

         Each of the Equity Funds may not:


         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. With respect to The One Group Equity Index Fund, no more than 10% of the Fund's assets may be invested in securities issued or guaranteed by the United States, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.



         2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this information does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation
(i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

         Each of the Bond Funds may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

         2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation
(i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

         Each of the Fund of Funds may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of regulated investment companies, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

         2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for investments in funds of the One Group, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such services. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

         Each of the Money Market Funds may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with the Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer, provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law and also provided that with respect to the Ohio Municipal Money Market Fund, as to 50% of such Fund's assets, the Fund may invest up to 25% of its assets in the securities of a single issuer. With respect to remaining 50% of its total assets, the Ohio Municipal Money Market Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer.


         2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Prime Money Market Fund, (i) that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptance and repurchase agreements involving such securities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Prime Money Market Fund and the Ohio Municipal Money Market Fund, the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund nor Municipal Securities for purposes of the Prime Money Market Fund and the Municipal Money Market Fund.

       3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

         With respect to the Institutional Money Market Funds:

         The Treasury Only Money Market Fund may not:

       1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

         2.  Invest in any securities subject to repurchase agreements.

         The Government Money Market Fund may not:

         1. Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

         Each of the Institutional Money Market Funds may not:

         1. Borrow money or issue senior securities, except that each Fund may borrow from banks for temporary purposes in amounts up to 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the respective Fund's total assets at the time of its borrowing.

         2. Purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the respective Fund's net assets.

         3. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and, if consistent with such Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.


         With respect to the Municipal Bond Funds:

         The Intermediate Tax-Free Bond Fund and the Municipal Income Fund may not:


         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

         2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         The Arizona Municipal Bond Fund, the West Virginia Municipal Bond, the Louisiana Municipal Bond Fund, The Ohio Municipal Bond Fund, and the Kentucky Municipal Bond Fund, may not:


         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 25% of the total assets of a Fund would be invested in the securities of such issuer. This restriction applies to 50% of a Fund's assets. With respect to the remaining 50% of its total assets, a Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such Issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.


         2. Purchase any securities (i) that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, and Louisiana Municipal Securities. For purposes of this limitation
(i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund) or West Virginia Securities (for the West Virginia Municipal Bond
Fund).


         None of the Municipal Bond Funds may:

         1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

         None of the Funds may:

         1. Purchase securities on margin, sell securities short, or participate in a joint or joint and several basis in any securities trading account, except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

         2. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."


         3. Purchase or sell commodities or commodity contracts (including futures contracts), except that for bona fide hedging and other permissible purposes: (i) the Equity, Bond and International Equity Index Fund may purchase or sell financial futures contracts and (except for the Treasury & Agency Fund) may purchase call or put options on financial futures contracts, and (ii) the International Equity Index Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on appropriate U.S. exchanges, and may purchase or sell foreign currency on a spot basis.


         4. Except for the Treasury & Agency Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Securities Money Market, Treasury Money Market, Treasury Only Money Market and Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

         5. Invest in any issuer for purposes of exercising control or management.

         6. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

         7. Purchase or sell real estate (however, each Fund except the Money Market Funds may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         8. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


         In addition, the U.S. Treasury Securities Money Market, the Prime Money Market and the Institutional Money Market Funds may not:


         1.  Buy common stocks or voting securities.


         In addition, the U.S. Treasury Securities Money Market Fund, the Prime Money Market Fund and the Government Money Market Fund may not


         1.  Buy state, municipal, or private activity bonds.

         The following investment restrictions are NON-FUNDAMENTAL except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

         No Fund may:

         1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund's net assets (10% of net assets for a Fund that is a Money Market Fund). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

         2. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, other than the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Aggressive Growth Fund, and the Investor Fixed Income Fund.


         The foregoing percentages apply at the time of purchase of a security. Banc One Investment Advisors or the applicable Sub-Advisor shall report to the Board of Trustees promptly if any of a Fund's investments are no longer determined to be liquid or if the market value of Fund assets has changed if such determination or change causes a Fund to hold more than 15% (10% in the case of a Fund that is a Money Market Fund) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors or the applicable Sub- Advisor is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% (or 10% in the case of a Fund that is a Money Market Fund) of its net assets.


         Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Prime Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Funds total asset; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of
Section 123.3 of the Texas State Statute, not to exceed .25% in 12b-1 and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

         In addition, the Intermediate Tax-Free Bond Fund will not invest more than 25% of its assets in municipal securities that are related in such a way that a political, economic or business development affecting one security will also affect other municipal securities.

PORTFOLIO TURNOVER


         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnovers with respect to the Money Market Funds were zero for the period from the commencement of their respective operations to June 30, 1998 and are expected to remain zero, and the portfolio turnover rate with respect to the Institutional Money Market Funds is expected to be zero.

         The portfolio turnover rates of the Funds for the fiscal years ended June 30, 1998 and 1997 were as follows:




                        THE ONE GROUP PORTFOLIO TURNOVER

                                                                                                 FISCAL YEAR ENDED
                                                                                                      JUNE 30,
                                                                                                      --------

FUND                                                                       1998                          1997
------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities Money Market                                          0%**                      0%**
Prime Money Market                                                             0%**                      0%**
Municipal Money Market                                                         0%**                      0%**
Ohio Municipal Money Market                                                    0%**                      0%**
Income Equity                                                              14.68%                    28.18%
Disciplined Value                                                         106.41%                    92.66%
Growth Opportunities                                                      158.43%                   301.35%
Equity Index                                                                4.32%                     5.81%
Large Company Value                                                        47.35%                    77.05%
Asset Allocation                                                           46.04%                    80.96%
International Equity Index                                                  9.90%                     9.61%
Large Company Growth                                                      117.34%                    57.17%
Income Bond                                                                30.83%                    55.18%
Limited Volatility Bond                                                    56.99%                    66.61%
Intermediate Tax-Free Bond                                                109.03%                    86.89%
Municipal Income                                                           69.76%                    62.83%
Ohio Municipal Bond                                                        10.49%                     7.45%
Government Bond                                                            91.49%                    60.53%
Ultra Short-Term Income                                                    41.15%                    70.36%
Intermediate Bond                                                          60.08%                    55.91%
Treasury Only Money Market                                                     0%**                      0%**
Government Money Market                                                        0%**                      0%**
Kentucky Municipal Bond                                                      NA*                     13.30%
Institutional Prime Money Market                                             NA*                       NA+
Treasury Money Market                                                        NA*                       NA+
Tax-Exempt Money Market                                                      NA*                       NA+
Arizona Municipal Bond                                                     20.89%                     5.66%***
Texas Tax-Free Bond                                                          NA*                       NA+
W. Virginia Municipal Bond                                                 16.69%                     6.21%***
Louisiana Municipal Bond                                                   12.03%                    17.39%
Value Growth                                                               62.37%                   113.17%
Small Capitalization                                                       83.77%                    92.01%
Investor Growth                                                             4.05%                    18.49%++
Investor Growth & Income                                                   11.38%                    18.07%++
Investor Aggressive Growth                                                   NA*                       NA+
Investor Conservative Growth                                                3.22%                    28.46%++
Investor Balanced                                                           9.71%                    12.20%++
Investor Fixed Income                                                        NA*                       NA+
High Yield Bond                                                              NA*                       NA+
Treasury & Agency                                                          41.60%                    54.44%***


*        As of June 30, 1998, the Fund had not commenced operations.

**       Turnover rate is not applicable to money market funds.

***      Portfolio turnover rate for the period January 20, 1997 through June
         30, 1997.

+        As of June 30, 1997, the Fund had not commenced operations.

++       Portfolio turnover rate for the period December 10, 1996 through June
         30, 1997.



         Some of the Funds listed above had portfolio turnover rates in excess of 100%. This means that these Funds sold and replaced over 100% of their investments. The high portfolio turnover rates for the fiscal year ended June 30, 1997 and June 30, 1998 for these Funds resulted from various factors, including some or all of the following: investment strategies, unusually high market volatility and significant growth of the Funds. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to Shareholders. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making portfolio decisions.


ADDITIONAL TAX INFORMATION CONCERNING ALL FUNDS


         Each Fund is treated as a separate entity for federal income tax purposes and is not combined with The One Group's other funds. It is the policy of each Fund of the Trust to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Code. By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income (if any) less
(ii) certain deductions attributable to that income. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.


         If a Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company and being accorded special tax treatment.

         Regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year, plus 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from the previous year are subject to a non-deductible excise tax equal to 4% of the undistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Each Fund of the Trust intends to make sufficient distributions to avoid liability for the excise tax.

         Shareholders of the Funds will generally be subject to federal income tax on distributions received from the Funds. Dividends that are attributable to a Fund's net investment income will be taxed to shareholders as ordinary income. Distributions of net capital gain that are designated by a Fund as capital gain dividends will generally be taxable to a Shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for non-corporate shareholders) regardless of how long the Shareholder has held its shares. Some 1998 distributions of gains realized in 1997 may be subject to tax at a 28% tax rate. Distributions in excess of a Fund's current and accumulated "earnings and profits" will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months (generally taxed at a 20% tax rate for non-corporate shareholders), and otherwise as short-term capital gain or loss. However, if a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


         In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


         Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         Certain securities purchased by the Funds (such as STRIPS, CUBES, TRS, TIGRS, and CATS), as defined in "Details About the Funds' Investment Practices and Policies" in the Funds' Prospectuses, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when Banc One Investment Advisors would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.


         A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any individual Shareholder who has provided to the Fund either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the Shareholder's ultimate U.S. tax liability.

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations. The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. Further tax information regarding the Tax-Advantaged Funds and the International Equity Index Fund is included in following sections of this Statement of Additional Information. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

         The foregoing discussion and the discussion below regarding the Tax-Advantaged Funds and the International Funds are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.


ADDITIONAL TAX INFORMATION CONCERNING THE TAX-ADVANTAGED FUNDS

         The Code permits a regulated investment company which has invested, at the close of each quarter of its taxable year, at least 50% of its total assets in tax-free Municipal Securities and other securities the interest on which is exempt from the regular federal income tax to pay exempt-interest dividends to its Shareholders.

         The policy of each Tax-Advantaged Fund is to distribute each year as exempt-interest dividends substantially all the Fund's net exempt interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Advantaged Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of the Fund's taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities the interest on which is exempt from the regular federal income tax received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from a Tax-Advantaged Fund during such year, regardless of the period for which the Shares were held.


         Exempt-interest dividends may generally be treated by a Tax-Advantaged Fund's Shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, each Shareholder of a Tax-Free Fund is advised to consult his or her tax advisor with respect to whether such Shareholder may be treated as a "SUBSTANTIAL USER" or a "RELATED PERSON" to such user under Section 147(a) of the Code with respect to facilities financed through any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a)(i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or (ii) who occupies more than 5% of the usable area of the facility or (b) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.

         "RELATED PERSONS" includes certain related natural persons, affiliated corporations, partners and partnerships.


         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be taken into account in determining alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax applicable to individuals and the alternative minimum tax applicable to corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the alternative minimum tax imposed on corporations (as defined for federal income tax purposes).

         Current Federal law limits the types and volume of bonds qualifying for Federal income tax exemption of interest, which may have an effect on the ability of the Funds to purchase sufficient amounts of tax exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.

         Each Tax-Advantaged Fund may at times purchase Municipal Securities (or other securities the interest on which is exempt from the regular federal income tax) at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of the market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.


         Each Tax-Advantaged Fund may acquire rights regarding specified portfolio securities under puts. See "Futures and Options Trading." The policy of each Tax-Free Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Funds could acquire under the 1940 Act. Therefore, although a Tax-Advantaged Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.


         Following is a brief discussion of treatment of exempt-interest dividends by certain states.

         Arizona Taxes. Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the state of Arizona and its political subdivisions ("Local Obligations"). Interest from Local Obligations however, may be includable in Federal gross income.

         Kentucky Taxes. Fund shares are currently exempt from the Kentucky tax on intangible property. The Kentucky Supreme Court recently held that corporate shares are not subject to the Kentucky intangible property tax because of an exemption for shares of certain corporations with in-state activities which the Court held to violate the Commerce Clause of the U.S. Constitution. The Kentucky Revenue Cabinet has announced that, in light of the ruling, it will not, as a matter of policy, require that the Kentucky intangible property tax be paid on any portion of the value of shares of any mutual fund. Previously the Cabinet had required owners of shares of mutual funds to pay tax on the portion of their share value representing underlying fund assets not exempt from the tax. The Cabinet could change this policy in the future. The Kentucky General Assembly could re-enact the intangible tax on corporate shares and other similar securities without the exemption found objectionable by the Court. There is no assurance that the Fund shares will remain free from the Kentucky intangible property tax.

         West Virginia Taxes. Shareholders may reduce their West Virginia adjusted gross income ("AGI") for that portion of the interest or dividends they receive which represents interest or dividends of the Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

         However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded "exempt-interest dividends;" and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder's Federal AGI.


         The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of Shares of a Tax-Advantaged Fund. Additional tax information concerning all Funds of the Trust is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a complete explanation of the state income tax treatment of each Tax-Advantaged Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Tax-Advantaged Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE INTERNATIONAL EQUITY INDEX FUND

         Transactions of the International Equity Index Fund in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the Shareholders as such when it is distributed to them.

         Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) will (under regulations to be issued) constitute qualifying income for purposes of the 90% test only to the extent that they are directly related to the trust's business of investing in stock or securities.

         Investment by the International Equity Index Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on proceeds from the sale of its investment in such a company or other distributions from such a company, which tax cannot be eliminated by making distributions to Shareholders of the International Equity Index Fund. If the International Equity Index Fund elects to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the International Equity Index Fund does not expect to make such an election. Rather, the Fund intends to avoid such tax or other charge by making an election to mark gains (and to a limited extent, losses) from such investments to market annually.


FOREIGN TAX CREDIT


         If more than 50% of the International Equity Index Fund's total assets at year end consist of the debt and equity securities of foreign corporations, the Fund may elect to permit its Shareholders who are U.S. citizens to claim a foreign tax credit or deduction on their U.S. income tax returns for their pro rata share of foreign taxes paid by the Fund. In that case, Shareholders will be required to include in gross income their pro rata share of foreign taxes paid by the Fund. Each Shareholder may then claim a foreign tax credit or a tax deduction that would offset some or all of the increased tax liability. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the income to the International Equity Index Fund flows through to the Fund's Shareholders. In addition, no credit will be allowed for foreign taxes paid in respect of any dividend on stock paid or accrued after September 4, 1997 unless the stock was held (without protection from risk of loss) for at least 16 days during the 30-day period beginning 15 days before the ex-dividend date. For certain preferred stock the holding period is 46 days during the 90-day period beginning 45 days before the ex-dividend date. This means that (i) Shareholders not satisfying this holding period requirement may not claim foreign tax credits in respect of their shares, and (ii) the Fund may not "flow through" tax credits to Shareholders in respect of dividends on stock that the Fund has not held for the requisite period. If the Fund makes this election with respect to foreign tax credits it will notify Shareholders of their proportionate share of foreign taxes paid, the portion of the distribution that represents foreign source income, and any amount of such foreign taxes paid which are not creditable because the Fund did not meet the holding period requirement. Gains to the International Equity Index Fund from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only up to 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the International Equity Index Fund.


         The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

                                   VALUATION

VALUATION OF THE MONEY MARKET AND INSTITUTIONAL MONEY MARKET FUNDS

         The Money Market and Institutional Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market and Institutional Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements and certain variable or floating rate instruments may bear longer maturities) nor maintain a dollar-weighted, average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

VALUATION OF THE EQUITY FUNDS, THE BOND FUNDS AND THE MUNICIPAL BOND FUNDS

         Except as noted below, investments of the Equity Funds, Bond Funds, and Municipal Bond Funds of the Trust in securities the principal market for which is a securities exchange are valued at their market values based upon the latest available sales price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Except as noted below, investments of the International Equity Index Fund in securities the principal market for which is a securities exchange are valued at the closing mid-market price on that exchange on the day of computation.


         With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations either (1) are not readily available or (2) in the case of the International Equity Index Fund and the High Yield Bond Fund are determined by Banc One Investment Advisors or the applicable Sub-Advisor to not accurately reflect their value are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Trust. Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value. Mutual fund investments of the Funds of Funds will be valued at the most recently calculated net asset value.


         The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the foreign exchange closing mid-market rate reported in the Financial Times as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trustees of the Trust or their delegates.

         Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Investment Advisor under the supervision of the Trustees and may include yield equivalents or a pricing matrix.


                      ADDITIONAL INFORMATION REGARDING THE
                    CALCULATION OF PER SHARE NET ASSET VALUE


        The net asset value of each Fund is determined and its Class I, Class A, Class B, Class C and Service Class Shares are priced as of the times specified in each Fund's Prospectus. The net asset value per Share of each Fund's Class I, Class A, Class B, Class C and Service Class Shares is calculated by determining the value of the respective Class's proportional interest in the securities and other assets of the Fund, less (i) such Class's proportional share of general liabilities and (ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of a Fund's Class I, Class A, Class B, Class C and Service Class Shares may differ from each other due to the expense of the Distribution and Shareholders Services Plan fee applicable to a Fund's Class A, Class B, Class C and Service Class Shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         All of the classes of Shares in each Fund (other than Service Class shares in the U.S. Treasury Securities Money Market Fund and the Institutional Prime Money Market Fund) are sold on a continuous basis by The One Group Services Company (the "DISTRIBUTOR"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

         Class I Shares in a Fund may be purchased, through procedures established by the Distributor, by institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. Class I Shares are not available to Individual Retirement Accounts.

        Class A, Class B and Class C Shares may be purchased by any investor that does not meet the purchase eligibility criteria, described above, with respect to Class I Shares. In addition to purchasing Class A, Class B and Class C Shares directly from the Distributor, an investor may purchase Class A, Class B and Class C Shares through a financial institution, such as a bank, savings and loan association, insurance company (each a "SHAREHOLDER SERVICING AGENT") that has established a Shareholder servicing agreement with the Distributor, or through a broker-dealer that has established a dealer agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust's Shares may be directed to the Distributor at 1-800-480-4111.


         Service Class Shares are available only in the Prime Money Market and U.S. Treasury Securities Money Market Funds. This class of shares is available to broker-dealers, other financial intermediaries, banks and other depository institutions requiring special administrative and accounting services (e.g., sweep processing).


         WAIVER OF CLASS A SALES CHARGE. As described in each Prospectus for each of the Equity and Bond Funds and the Funds of Funds, and in the Multiple Class Plan, under certain circumstances, Class A Shares of a Fund may be purchased free of the sales charge applicable to such Class A Shares. No sales charge is imposed on Class A Shares of the Funds:

         (1) Bought with the reinvestment of dividends and capital gains distributions;

         (2) acquired through the exercise of exchange privileges where a comparable sales charge has been paid for exchanged Shares;

         (3) purchased by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of the Trust, of BANC ONE CORPORATION and its subsidiaries and affiliates, of the Distributor and its subsidiaries and affiliates, of State Street Bank and Trust Company and its subsidiaries and affiliates, of broker-dealers who have entered into a dealer agreement with the Trust and their subsidiaries and affiliates, or of an investment sub-Advisor of a Fund of the Trust and such sub-Advisor's subsidiaries and affiliates;

          (4) sold to affiliates of BANC ONE CORPORATION and certain accounts (other than Individual Retirement Accounts) for which financial organizations, including any bank, depository institution, insurance company, pension plan or other organization are authorized to act in fiduciary, advisory, agency, custodial or similar capacities; accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor; retirement and deferred compensation plans and trusts used to fund these plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Code and "rabbi trusts; or purchased by investment Advisors, financial planners or other intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such investment Advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment Advisor, financial planner or other intermediary;


         (5) purchased with proceeds from the redemption of Class I Shares of a Fund of the Trust or acquired in an exchange of Class I Shares of a Fund for Class A Shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution:

         (6) purchased with proceeds from the redemption of Shares of a mutual fund, including a Fund of the Trust, for which a sales charge was paid but only if the purchase is made within 60 days of the sale or distribution;

         (7) purchased in an Individual Retirement Account with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and at the time of distribution, the employee benefit plan had plan assets invested in a Fund of the Trust;

         (8) purchased with Trust assets;

         (9) bought in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


         An investor relying upon any of the categories of waivers of the sales charge must qualify for such waiver in advance of the purchase with the Distributor or the financial institution or intermediary through which Shares are purchased by the investor.


         The waiver of the sales charge under circumstances (5), (6), and (7) above applies only if the purchase is made within 60 days of the redemption and if conditions imposed by the Distributor are met. The waiver policy with respect to the purchase of Shares through the use of proceeds from a recent redemption or distribution as described in clauses (5), (6), and (7) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call the Distributor at 1-800-480-4111 to determine whether they are eligible to purchase Shares without paying a sales charge through the use of proceeds from a recent redemption or distribution as described above, and to confirm continued availability of these waiver policies prior to initiating the procedures described in clauses (5), (6), and (7).

Exchanges.

         The exchange privileges described herein may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold. All exchanges discussed herein are made at the net asset value of the exchanged Shares, except as provided below. The Trust does not impose a charge for processing exchanges of Shares.

          Class I. Class I Shareholders of a Fund may exchange their Shares for Class A Shares of the same Fund or for Class A Shares or Class I Shares of another Fund of the Trust. Class A Shareholders may exchange their Shares for Class I Shares of a Fund or for Class I or Class A Shares of another Fund or the Trust, if the Shareholder is eligible to purchase such Shares. If a Class A Shareholder of the High Yield Bond Fund exchanges his or her Shares within one year of receipt of the Shares, the Shareholder will be assessed a 2% redemption fee.

          Class A Shares. If a Shareholder seeks to exchange Class A Shares of a Fund that does not impose a sales charge for Class A Shares of a Fund that does, or the Fund being exchanged into has a higher sales charge, the Shareholder will be required to pay a sales charge in the amount equal to the difference between the sales charge applicable to the Fund into which the Shares are being exchanged and any sales charge previously paid for the exchanged Shares, including any sales charges incurred on any earlier exchanges of the Shares (unless such sales charge is otherwise waived as provided above). The exchange of Class I Shares for Class A Shares also will require payment of the sales charge unless the sales charge is waived, as provided above. If a Shareholder (no longer eligible to purchase Class I Shares) purchases Class A Shares of a Fund, the Shareholder will be subject to Distribution and Shareholder Services Plan Fees.

         Class B Shares. Class B Shareholders of a Fund may exchange their Shares for Class B Shares of any other Fund of the Trust on the basis of the net asset value of the exchanged Class B Shares, without the payment of any Contingent Deferred Sales Charge that might otherwise be due upon redemption of the outstanding Class B Shares. The newly acquired Class B Shares will be subject to the higher Contingent Deferred Sales Charge of either the Fund from which the Shares were exchanged or the Fund into which the Shares were exchanged. With respect to outstanding Class B Shares as to which previous exchanges have taken place, "higher Contingent Deferred Sales Charge" shall mean the higher of the Contingent Deferred Sales Charge applicable to either the Fund the Shares are exchanging into or any other Fund from which the Shares previously have been exchanged. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the initial exchange was made.


         Class C Shares. Class C Shareholders may not exchange their Class C Shares for shares of any other class nor may shares of any other class be exchanged for Class C Shares.

         Service Class Shares. Service Class Shareholders may not exchange their Service Class Shares for Shares of any other class, nor may Shares of any other class be exchanged for Service Class Shares.

         Institutional Money Market Funds. Shares of the Institutional Money Market Funds may be purchased by commercial and retail institutional investors, including affiliates of BANC ONE CORPORATION, that have opened an account with the Transfer Agent either directly or through a Shareholder Servicing Agent, by persons whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000, or by persons whose individual annual income, or joint annual income with that person's spouse, at the time of his or her purchase exceeds $200,000.

Redemptions


         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when:


          (a) trading on the New York Stock Exchange (the "EXCHANGE") is restricted by applicable rules and regulations of the Securities and Exchange Commission,


         (b) the Exchange is closed for other than customary weekend and holiday closings,


         (c) the SEC has by order permitted such suspension, or

         (d) an emergency exists as determined by the SEC.

                            MANAGEMENT OF THE TRUST


TRUSTEES & OFFICERS


         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, all of whom, except John F. Finn, are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

         The Trustees of the Trust, their addresses, their ages, and principal occupations during the past five years are set forth below.



                                                  POSITION(S) HELD         PRINCIPAL OCCUPATION
NAME AND ADDRESS                       AGE         WITH THE TRUST          DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------

Peter C. Marshall                       56       Trustee                 From November, 1993 to present,
DCI Marketing, Inc.                                                      President, DCI Marketing, Inc.;
2727 W. Good Hope Road                                                   from August, 1992 to November, 1993, Vice
Milwaukee, WI 53209                                                      President-Finance and Treasurer,
                                                                         DCI Marketing, Inc.


Charles I. Post                         70        Trustee                From July, 1986 to present, has
7615 4th Avenue West                                                     been self-employed as a consultant.
Bradenton, FL 34209


John S. Randall                         85        Trustee                Since 1972, has been self-employed
1840 North Prospect Ave.                                                 as a management consultant.
Apt. 419
Milwaukee, WI 53202


Frederick W. Ruebeck                    58        Trustee                From June, 1988 to present, has
Eli Lilly & Company                                                      been Director of Investments, Eli
Lilly Corporate Center                                                   Lilly and Company.
307 East McCarty
Indianapolis, IN 46285


Robert A. Oden, Jr.                     51        Trustee                From 1995 to present, President
Office of the President                                                  Kenyon College; from 1989 to
Ransom Hall 1995,                                                        Headmaster, The Hotchkiss
Kenyon College                                                           School.
Gambier, OH 43022


John F. Finn                            51        Trustee                Since 1975, President of Garner, Inc.,
President                                                                (Wholesale Distributor to the outdoor
Garner, Inc.                                                             power equipment industry)
1150 Chesepeake Avenue
Columbus, Ohio 43212



         The Trustees of the Trust receive fees and expenses for each meeting of the Board of Trustees attended. No officer or employee of the Distributor currently acts as a Trustee of the Trust.


         The Compensation Table below sets forth the estimated total compensation to the Trustees from the Trust and the operational funds of The One Group for the Trust's fiscal year ended June 30, 1998.


                             COMPENSATION TABLE(1)



                                                                      PENSION OR
                                                                      RETIREMENT
                                                                       BENEFITS          ESTIMATED         TOTAL
                                                    AGGREGATE           ACCRUED           ANNUAL       COMPENSATION
                                                  COMPENSATION          AS PART          BENEFITS          FROM
NAME OF                                             FROM THE            OF FUND            UPON          THE FUND
PERSON, POSITION                                      TRUST           EXPENSES(2)       RETIREMENT      COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------

Peter C. Marshall,                                   $11,750                 N/A              N/A           $14,750
Chairman

Charles I. Post,                                     $11,250                 N/A              N/A           $14,250
Trustee

John S. Randall,                                     $11,250                 N/A              N/A           $14,250
Trustee

Frederick W. Ruebeck,                                $11,250                 N/A              N/A           $14,250
Trustee

Robert A. Oden, Jr.                                  $11,250                 N/A              N/A           $14,250
Trustee

John F. Finn                                         $     0                 N/A              N/A           $     0
Trustee

1        Figures are for the Trust's fiscal year ended June 30, 1998.

2 The Trustees may defer all or a part of its compensation payable by the Trust pursuant to the Deferred Compensation Plan for Trustees of The One Group (the "PLAN"). Under the Plan, the Trustees may specify one or more fiduciary class shares of one or more Funds of the Trust that will be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee.)

3 "Fund Complex" comprises the 33 operational funds of The One Group as well as the 5 funds of The One Group(R) Investment Trust at June 30, 1998.

         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The officers of the Trust, their addresses, and principal occupations during the past five years are shown below.


                                         POSITION(S) HELD                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                          WITH THE TRUST                        DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------


Mark S. Redman                              President and                       From November, 1997 to present,
The One Group Services                      Assistant Secretary                 President, The One Group Services
Company                                                                         Company; From June, 1995 to
3435 Stelzer Road                                                               November, 1997, Officer, The One
Columbus, Ohio 43219                                                            Group Services Company; From
                                                                                February, 1989 to present, employee
                                                                                of BISYS Fund Services, Inc. (FKA
                                                                                Winsbury Company)


William J. Tomko                            Treasurer                           From April, 1997 to present, Chief
BISYS Fund Services, Inc.                                                       Operating Officer, BISYS Fund
3435 Stelzer Road                                                               Services, Inc.;  From April, 1987, to
Columbus, Ohio 432191997,                                                       April, 1997, employee, BISYS Fund
 .                                                                               Services, Inc.

Charles L. Booth                            Secretary                           From February, 1998, to present,
BISYS Fund Services, Inc.                                                       Chief Compliance Officer and
3435 Stelzer Road                                                               Vice President Fund Administration,
                                                                                BISYS Fund Services, Inc.; From April,
                                                                                1988, to February, 1998, employee, BISYS
                                                                                Fund Services, Inc.


Alaina J. Metz                              Assistant Secretary                 From June 1995 to present,
BISYS Fund Services, Inc.                                                       Chief Administrator,
3435 Stelzer Road                                                               Administration and Regulatory
Columbus, Ohio 43219                                                            Services, BISYS Fund Services,
                                                                                Inc.; from May 1989 to June 1995,
                                                                                Supervisor, Mutual Fund Legal Department,
                                                                                Alliance Capital Management.

INVESTMENT ADVISOR AND SUB-ADVISORS


         Banc One Investment Advisors Corporation


         Investment advisory services to each of the Trust's Funds are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Funds (except for the International Equity Index Fund and the High Yield Bond Fund which are sub-advised by Sub-Advisors). In addition, Banc One Investment Advisors continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

         Banc One Investment Advisors is an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of Ohio. BANC ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, BANC ONE CORPORATION had assets of over $59 billion as of June 30, 1998.

         Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANC ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including The One Group (formerly, the Helmsman Fund) since 1985.


         Prior to January 11, 1993, investment advisory services were provided to the Income Equity, Disciplined Value, Growth Opportunities, and Large Company Value Funds by Bank One, Milwaukee, NA ("Bank One, Milwaukee"). Prior to January 11, 1993, investment advisory services were provided to the Money Market Funds, the Institutional Money Market Funds, the Bond Funds, and the Intermediate Tax-Free Bond Fund by Bank One, Indianapolis, NA ("Bank One, Indianapolis"). Prior to January 11, 1993, investment advisory services were provided to the International Equity Index, Equity Index, and the Ohio Municipal Bond Funds by Bank One, Columbus, NA ("Bank One, Columbus"). Prior to January 11, 1993, investment sub-advisory services were also provided to the Large Company Value Fund by Bank One, Columbus. Prior to January, 1994, investment advisory services were provided to the predecessor funds of Intermediate Bond Fund and Large Company Growth Fund, Sun Eagle Intermediate Fixed Income Fund and Sun Eagle Equity Growth Fund, respectively, by Bank One, Arizona, NA. Prior to January 20, 1995, investment advisory services were provided to the predecessor Fund of the Kentucky Municipal Bond Fund, the Trademark Kentucky Municipal Bond Fund, by Liberty National Bank and Trust Company of Kentucky. Prior to January 2, 1996, investment advisory services were provided to the predecessor Funds of the Louisiana Municipal Bond Fund, the Value Growth Fund, and the Small Capitalization Fund (formerly the Gulf South Growth Fund), formerly Paragon Louisiana Tax-Free Fund, Paragon Value Growth Fund and Paragon Gulf South Growth Fund, respectively, by Premier Investment Advisors, LLP.


         During the fiscal years ended June 30, 1998, 1997, and 1996, the Funds of the Trust paid the following investment advisory fees to Banc One Investment Advisors (except as noted above) and Banc One Investment Advisors voluntarily waived investment advisory fees as follows:

                           THE ONE GROUP ADVISORY--NET


                                                                FISCAL YEAR ENDED JUNE 30,

                                            1998                           1997                          1996
-------------------------------------------------------------------------------------------------------------
FUND                                     NET              WAIVED            NET          WAIVED         NET           WAIVED
----------------------------------------------------------------------------------------------------------------------------


U.S. Treasury Securities

     Money Market                        $9,337,795        $2,237,340     $5,992,323    $2,742,727    $3,335,123     $2,120,534
Prime Money Market                       $9,806,764        $1,675,435     $7,824,731    $1,899,772    $5,939,373     $2,662,726
Municipal Money Market                   $1,491,141          $596,454     $1,241,937    $  593,593    $1,111,463     $  930,328
Ohio Municipal Money
     Market                                $252,818           $60,211     $  231,786    $   36,034    $  171,609     $  114,565
Income Equity                            $6,571,128               -0-     $4,104,562    $        0    $1,809,128     $   70,594
Disciplined Value                        $4,758,742               -0-     $4,129,523    $        0    $3,934,183     $   61,237
Growth Opportunities                     $6,492,467               -0-     $4,511,169    $        0    $3,688,445     $   54,262
Equity Index                               $992,672        $1,985,360     $  547,238    $1,094,476    $  238,008     $  638,315
Large Company Value                      $5,638,325               -0-     $4,726,413    $        0    $3,763,553     $        0
Asset Allocation                         $1,178,256          $191,626     $  684,481    $  142,861    $  306,083     $   92,023
International Equity Index               $2,373,749               -0-     $2,201,616    $      837    $1,279,277     $   91,958
Large Company Growth                    $12,023,999               -0-     $7,948,260    $        0    $5,235,736     $  245,284
Income Bond                              $3,382,474        $1,691,244     $2,581,863    $1,290,933    $1,918,010     $1,135,461
Limited Volatility Bond                  $1,879,523        $1,700,459     $1,830,204    $1,830.204    $1,330,873     $1,450,516
Intermediate Tax-Free Bond               $1,904,783        $1,025,646     $1,235,203    $  776,825    $  629,789     $  769,809
Municipal Income                         $2,184,870          $624,243     $1,314,694    $  387,974    $  714,573     $  387,167
Ohio Municipal Bond                        $544,952          $517,943     $  389,001    $  391,781    $  257,158     $  328,794
Government Bond                          $3,714,960           $80,216     $3,098,420    $  194,800    $2,182,543     $   70,159
Ultra Short-Term Income                    $424,770          $699,133     $  117,314    $  342,966    $   29,293     $  227,497
Intermediate Bond                        $2,224,150        $1,726,329     $1,273,126    $1,092,194    $  612,348     $  747,012
Treasury Only Money Market                 $518,513               -0-     $  385,087    $        0    $  287,729     $        0
Government Money Market                  $1,735,256               -0-     $  848,690    $        0    $  612,362     $    5,166
Kentucky Municipal Bond                    $469,392          $117,349     $  270,459    $   78,137    $  108,684     $  132,964
Institutional Prime
     Money Market                             NA ##             NA ##           NA #          NA #           NA*            NA*
Treasury Money Market                         NA ##             NA ##           NA #          NA #           NA*            NA*
Tax-Exempt Money Market                       NA ##             NA ##           NA #          NA #           NA*            NA*
Arizona Municipal Bond                   $1,007,240          $154,639    $390,737+++        $126,415+++      NA*            NA*
Texas Tax-Free Bond                           NA ##                             NA #             NA #        NA*            NA*
W. Virginia Municipal
     Bond                                  $365,585          $103,485    $121,278+++       $66,525+++        NA*            NA*
Louisiana Municipal Bond                   $572,161          $355,668     $  683,535       $  394,121$  207,766++   $  103,883++
Value Growth                             $4,485,408               -0-     $2,309,475       $   69,333$  400,112++   $   51,948++
Small Capitalization                       $902,099               -0-     $  699,896       $   30,410$  184,391++   $   25,531++
High Yield Bond                               NA ##             NA ##           NA #             NA #        NA*            NA*
Investor Growth                             $35,565           $21,362         $1,552        $6,244++++       NA*            NA*
Investor Growth
     & Income                               $49,435           $17,732       $  2,046        $8,237++++       NA*            NA*
Investor Aggressive Growth                    NA ##             NA ##           NA #             NA #        NA*            NA*

Investor Conservative

     Growth                                  $4,622           $18,489     $      683        $2,750++++       NA*            NA*
Investor Balanced                           $53,241           $11,387     $    3,107    $   12,503++++       NA*            NA*
Investor Fixed Income                         NA ##             NA ##           NA #             NA #        NA*            NA*
Treasury & Agency Fund                     $232,442          $232,443     $   99,224     $   99,225+++       NA*            NA*





##       As of June 30, 1998, the Fund had not commenced operations.


#        As of June 30, 1997, the Fund had not commenced operations.

*        As of June 30, 1996, the Fund had not commenced operations.

++       Fees for the period from December 31, 1995 to June 30, 1996.

+++      Fees for the period from January 20, 1997 to June 30, 1997.

++++     Fees for the period from December 10, 1996 to June 30, 1997.

         All investment advisory services are provided to the Funds by Banc One Investment Advisors pursuant to an investment advisory agreement dated January 11, 1993 (the "INVESTMENT ADVISORY AGREEMENT"). The Investment Advisory Agreement (and the International Sub-Investment Advisory Agreement and the High Yield Sub-Investment Advisory Agreement described immediately following, collectively, the "ADVISORY AND SUB-ADVISORY AGREEMENTS") will continue in effect as to a particular Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement and International Sub-Advisory Agreements were renewed by the Trust's Board of Trustees at their quarterly meeting on August 20, 1998. The Advisory and Sub-Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund's Advisor or Sub-Advisor as the case may be. The Advisory and Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Advisory and Sub-Advisory Agreements each provide that the respective Advisor or Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Banc One Investment Advisors or Sub-Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Goldman Sachs Asset Management, formerly the investment Sub-Advisor to the Ultra Short-Term Income Fund, $26,251 in sub-advisory fees from Banc One Advisors for the fiscal year ended June 30, 1996.


         Independence International Associates, Inc.


         Independence International Associates, Inc. ("Independence International") serves as investment Sub-Advisor to the International Equity Index Fund pursuant to an agreement (the "INTERNATIONAL SUB-INVESTMENT ADVISORY AGREEMENT") with Banc One Investment Advisors dated January 11, 1993. Independence International is a wholly-owned subsidiary of John Hancock Asset Management, Inc. and an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. Boston International Advisors, Inc., the predecessor of Independence International, received $212,352 in sub-advisory fees from Banc One Investment Advisors for the fiscal year ended June 30, 1996; $315,098 in sub-advisory fees from Banc One Investment Advisors for the fiscal year ended June 30, 1997; and $416,939 in sub-advisory fees from Banc One Investment Advisors for the fiscal year ended June 30, 1998.

         Banc One High Yield Partners, LLC

         Banc One High Yield Partners, LLC serves as investment Sub-Advisor to the High Yield Bond Fund pursuant to an agreement with Banc One Investment Advisors (the "HIGH YIELD INVESTMENT ADVISORY AGREEMENT"). The Sub-Advisor was formed in June, 1998 to provide investment advisory services related to high yield, high risk assets to various clients, including the Fund. The Sub-Advisor is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. Neither Banc One Investment Advisors, Pacholder Associates, Inc. or the Sub-Advisor have experience in managing an open-end investment company investing primarily in high yield, high risk bonds. For its services, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly by Banc One Investment Advisors, equal to .70% of the Fund's average daily net assets. The Sub-Advisor has voluntarily agreed to waive all or part of its fees. This fee waiver is voluntary and may be terminated at any time.


GLASS-STEAGALL ACT


         In 1971 the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a Fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "BOARD") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the

Federal Bank Holding Company Act of 1956 (the "HOLDING COMPANY ACT") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its Shares, but (b) do not prohibit such a holding company or affiliate from acting as investment Advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment Advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment Advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         In the Investment Advisory Agreement with the Trust, Banc One Investment Advisors has represented to the Trust that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectuses and this Statement of Additional Information without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Banc One Investment Advisors from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by Banc One Investment Advisors, the Board of Trustees of the Trust would review the Trust's relationship with Banc One Investment Advisors and consider taking all action necessary in the circumstances.


         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANC ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of Shares of the Trust, these banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

PORTFOLIO TRANSACTIONS


         Pursuant to the Advisory and Sub-Advisory Agreements, Banc One Investment Advisors and the applicable Sub-Advisor determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Bond Funds, the Funds of Funds and (to a varying degree) the Asset Allocation Fund usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Investment Advisors or the applicable Sub-Advisor generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by Banc One Investment Advisors and the applicable Sub-Advisor with respect to the Funds each serves based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Banc One Investment Advisors or the applicable Sub-Advisor may receive orders for transactions by the Trust, even if such dealers charge commissions in excess of the lowest rates available, provided such commissions are reasonable in light of the value of brokerage and research services received. Such research services may include, but are not be limited to, analysis and reports concerning economic factors and trends, industries, specific securities, and portfolio strategies. Information so received is in addition to and not in lieu of services required to be performed by Banc One Investment Advisors or the applicable Sub-Advisor and does not reduce the advisory fees payable to Banc One Investment Advisors or the applicable Sub-Advisor. Such information may be useful to Banc One Investment Advisors or the applicable Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Banc One Investment Advisors or the applicable Sub-Advisor in carrying out their obligations to the Trust. In the last fiscal year, Banc One Investment Advisors directed brokerage commissions to brokers who provided research services to Banc One Investment Advisors. Total compensation paid to such brokers amounted to $14,566,893.79.


         The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its Advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of BANC ONE CORPORATION subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


         During the Trust's fiscal year ended June 30, 1996, the Trust paid brokerage commissions to Goldman for brokerage services provided as follows:

FUND                                               COMMISSIONS PAID

Income Equity                                              $ 5,750
Disciplined Value                                          $ 1,810
Growth Opportunities                                       $11,714
Equity Index                                               $42,243
Large Company Value                                        $10,650
Asset Allocation                                           $ 9,602
Small Capitalization                                       $ 2,265
Value Growth                                               $ 1,647


         During the Trust's fiscal year ended June 30, 1996, the percentage of the Trust's aggregate brokerage commissions paid to Goldman was 1.26% and the percentage of the Trust's aggregate dollar amount of transactions involving the payment of commissions effected through Goldman was 1.47%.



         In the fiscal years ended June 30, 1998, 1997, and 1996, each of the Funds of the Trust that paid brokerage commissions and the amounts paid for each year were as follows:


                       THE ONE GROUP BROKERAGE COMMISSIONS


                                                      FISCAL YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------
FUND                                  1998               1997           1996
--------------------------------------------------------------------------------
Income Equity                     $  331,556        $  395,450        $   96,204
Disciplined Value                 $1,541,217        $1,570,859        $  613,774
Growth Opportunities              $2,455,346        $3,199,337        $2,798,442
Equity Index                      $   72,702        $  162,178        $   56,155
Large Company Value               $  722,191        $1,378,450        $2,126,632
Asset Allocation                  $  154,837        $  194,187        $   61,678
International Equity Index        $  514,660        $  349,010        $  176,140
Large Company Growth              $2,935,851        $1,285,883        $  596,397
Small Capitalization              $  180,460        $  194,127        $   43,039
Value Growth                      $  763,394        $1,005,409        $  224,373

         Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by Banc One Investment Advisors or the applicable Sub-Advisor. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account (or, in the case of the International Equity Index Fund, another account), the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Investment Advisors or the applicable

Sub-Advisor of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, Banc One Investment Advisors and the applicable Sub-Advisor may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Sub-Advisory Agreements, in making investment recommendations for the Trust, Banc One Investment Advisors and the applicable Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of Banc One Investment Advisors or the applicable Sub-Advisor or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Investment Advisors and the applicable Sub-Advisor and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


ADMINISTRATOR


         The One Group Services Company serves as Administrator (the "ADMINISTRATOR") to each Fund of the Trust pursuant to a Management and Administration Agreement with the Trust (the "ADMINISTRATION AGREEMENT"). The Board of Trustees of the Trust approved The One Group Services Company as the sole Administrator for each Fund beginning December 1, 1995. The Administrator assists in supervising all operations of each Fund to which it serves as Administrator (other than those performed under the respective investment advisory agreements and Custodian and Transfer Agency Agreements for that Fund).

         Under the Administration Agreement, the Administrator has agreed to price the portfolio securities of each Fund it serves and to compute the net asset value and net income of such Funds on a daily basis, to maintain office facilities for the Trust, to maintain each such Fund's financial accounts and records, and to furnish the Trust statistical and research data, data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Trust with respect to each such Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and State tax returns, prepares filings with State securities commissions, and generally assists in all aspects of the Trust's operations other than those performed under the investment advisory agreements, and Custodian and Transfer Agency Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Banc One Investment Advisors also serves as Sub-Administrator to each Fund of the Trust, pursuant to an agreement between the Administrator and Banc One Investment Advisors. Pursuant to this agreement, Banc One Investment Advisors performs many of the Administrator's duties, for which Banc One Investment Advisors receives a fee paid by the Administrator.

         The Trust paid fees for administrative services to The One Group Services Company as Administrator; and to 440 Financial Management, as previous Administrator of the Trust, for the fiscal years ended June 30, 1998, 1997, and 1996 as follows:

                        THE ONE GROUP ADMINISTRATOR--NET

                                              THE ONE GROUP                     FISCAL YEAR ENDED JUNE 30, 1998
                                            SERVICES COMPANY                     BANC ONE INVESTMENT ADVISORS**
FUND                                              NET             WAIVED            NET               WAIVED
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market        $2,892,564        $  563,420        $1,953,193        $        0
Prime Money Market                           $2,909,462        $  492,004        $1,964,556        $        0
Municipal Money Market                       $  537,827        $   66,086        $  363,608        $        0
Ohio Municipal Money Market                  $   57,990        $   71,908        $   39,212        $        0
Income Equity                                $  866,925        $        0        $  585,415        $        0
Disciplined Value                            $  627,733        $        0        $  424,072        $        0
Growth Opportunities                         $  856,657        $        0        $  578,193        $        0
Equity Index                                 $  593,918        $  631,314        $  398,167        $        0
Large Company Value                          $  743,765        $        0        $  502,444        $        0
Asset Allocation                             $   93,135        $  188,687        $   62,825        $        0
International Equity Index                   $  495,338        $        0        $  334,504        $        0
Large Company Growth                         $1,586,501        $        0        $1,070,862        $        0
Income Bond                                  $  825,562        $        0        $  557,511        $        0
Limited Volatility Bond                      $  582,384        $        0        $  393,556        $        0
Intermediate Tax-Free Bond                   $  476,747        $        0        $  322,115        $        0

Municipal Income                        $  609,675        $        0        $  411,186        $        0
Ohio Municipal Bond                     $  172,939        $        0        $  116,807        $        0
Government Bond                         $  628,220        $  326,624        $  424,114        $        0
Ultra Short-Term Income                 $        0        $  334,196        $        0        $        0
Intermediate Bond                       $  642,930        $        0        $  433,882        $        0
Treasury Only Money Market              $        0        $        0        $  321,862        $        0
Government Money Market                 $        0        $        0        $1,084,467        $        0
Institutional Prime Money Market               NA*               NA*               NA*               NA*
Treasury Money Market                          NA*               NA*               NA*               NA*
Tax-Exempt Money Market                        NA*               NA*               NA*               NA*
Arizona Municipal Bond                  $  235,850        $   27,440        $  159,048        $        0
Kentucky Municipal Bond                 $  127,280        $        0        $   85,987        $        0
Texas Tax-Free Bond                            NA*               NA*               NA*               NA*
W. Virginia Municipal Bond              $   87,100        $   24,557        $  159,048        $        0
Louisiana Municipal Bond                $  150,915        $        0        $  102,041        $        0
Value Growth                            $  591,870        $        0        $  399,405        $        0
Small Capitalization                    $   96,910        $   37,328        $   65,129        $        0
High Yield Bond                                NA*               NA*               NA*               NA*
Investor Growth                         $        0        $  113,852        $        0        $        0
Investor Growth & Income                $        0        $  134,333        $        0        $        0
Investor Aggressive Growth                     NA*               NA*               NA*               NA*
Investor Conservative Growth            $        0        $   46,223        $        0        $        0
Investor Balanced                       $        0        $  129,257        $        0        $        0
Investor Fixed Income                          NA*               NA*               NA*               NA*
Treasury & Agency                       $   41,644        $  120,468        $   27,972        $        0

*    As of June 30, 1998, the Fund had not commenced operations.

** These fees were paid by The One Group Services Company to Banc One Investment Advisors pursuant to the Sub-Administration Agreement.




                        THE ONE GROUP ADMINISTRATOR--NET


                                                                                      FISCAL YEAR ENDED JUNE 30, 1997
                                                  THE ONE GROUP                       BANC ONE INVESTMENT ADVISORS**
                                                    SERVICES                         -------------------------------
FUND                                              COMPANY NET            WAIVED           NET            WAIVED
-------------------------------------------------------------------------------------------------------------------


U.S. Treasury Securities                            $4,041,160          $ 52,457            $              $      0
Money Market
Prime Money Market                                  $4,325,620          $268,513       $1,666,976          $      0
Municipal Money Market                              $  821,921          $ 45,236       $  314,733          $      0
Ohio Municipal Money Market                         $  168,236          $ 79,377       $  107,188          $      0
Income Equity                                       $  916,621          $      0       $  332,802          $      0
Disciplined Value                                   $  922,753          $      0       $  334,826          $      0
Growth Opportunities                                $1,007,999          $      0       $  365,770          $      0
Equity Index                                        $  329,854          $574,004       $  328,342          $      0
Large Company Value                                 $1,056,104          $      0       $  383,222          $      0
Asset Allocation                                    $   94,269          $116,194       $   76,370          $      0
International Equity Index                          $  662,008          $      0       $  240,084          $      0
Large Company Growth                                $1,775,503          $      0       $  644,453          $      0
Income Bond                                         $1,067,153          $      0       $  387,285          $      0
Limited Volatility Bond                             $1,008,923          $      0       $  366,010          $      0
Intermediate Tax-Free Bond                          $  554,163          $      0       $  201,205          $      0
Municipal Income                                    $  609,095          $ 16,541       $  227,031          $      0
Ohio Municipal Bond                                 $  213,314          $  1,857       $   78,076          $      0
Government Bond                                     $  990,039          $220,036       $  439,098          $      0
Ultra Short-Term Income                             $   60,695          $ 95,720       $   50,007          $      0
Intermediate Bond                                   $  651,480          $      0       $  236,534          $      0
Treasury Only Money Market                          $  240,680          $      0       $  240,061          $      0

Government Money Market                             $  530,431          $      0       $  530,415          $      0
Institutional Prime                                        NA*               NA*                NA*             NA*
     Money Market

Treasury Money Market                                      NA*               NA*                NA*             NA*
Tax-Exempt Money Market                                    NA*               NA*                NA*             NA*
Arizona Municipal Bond                              $  140,206          $ 49,819       $   69,221          $      0
Kentucky Municipal Bond                             $  127,957          $      0       $   46,478          $      0
Texas Tax-Free Bond                                        NA*               NA*                NA*             NA*
W. Virginia Municipal Bond                          $   58,427          $ 10,580       $   25,040          $      0
Louisiana Municipal Bond                            $  297,050          $      0       $  107,762          $      0
Value Growth                                        $  531,250          $      0       $  192,876          $      0
Small Capitalization                                $   92,752          $ 70,432       $   59,214          $      0
High Yield Bond                                            NA*               NA*                NA*             NA*
Investor Growth                                     $   15,583          $      0       $        0          $      0
Investor Growth & Income                            $        0          $ 20,566       $        0          $      0
Investor Aggressive Growth                                 NA*               NA*                NA*             NA*
Investor Conservative Growth                        $        0          $  6,866       $        0          $      0
Investor Balanced                                   $        0          $ 31,220       $        0          $      0
Investor Fixed Income                                      NA*               NA*                NA*             NA*
Treasury & Agency                                   $   13,891          $ 68,143       $   29,765          $      0


*        As of June 30, 1997, the Fund had not commenced operations.


** These fees were paid by The One Group Services Company to Banc One Investment Advisors pursuant to the Sub-Administration Agreement.

                        THE ONE GROUP ADMINISTRATOR--NET


                                                                FISCAL YEAR ENDED JUNE 30, 1996
                                  THE ONE GROUP                  BANC ONE INVESTMENT ADVISORS**
                                    SERVICES                   ---------------------------------                      440***
FUND                              COMPANY NET       WAIVED            NET             WAIVED            NET           WAIVED

------------------------------------------------------------------------------------------------------------------------------


U.S. Treasury Securities
     Money Market                 $1,675,933      $   23,824      $  928,127       $        0      $  881,386      $   19,060
Prime Money Market                $2,490,499      $        0      $1,463,271       $        0      $1,611,838      $        0
Municipal Money Market            $  504,611      $   58,625      $  340,160       $        0      $  328,817      $   82,052
Ohio Municipal Money Market       $    9,933      $   87,195      $   53,819       $        0      $   22,276      $   39,800
Income Equity                     $  286,663      $        0      $  151,456       $        0      $  136,804      $        0
Disciplined Value                 $  543,544      $        0      $  321,420       $        0      $  357,658      $        0
Growth Opportunities              $  511,634      $        0      $  301,050       $        0      $  332,353      $        0
Equity Index                      $  219,301      $   96,276      $  165,797       $        0      $   52,623      $  119,116
Large Company Value               $  532,314      $        0      $  300,440       $        0      $  283,851      $   32,509
Asset Allocation                  $   19,184      $   48,482      $   33,779       $        0      $   22,718      $   11,794
International Equity Index        $  307,633      $        0      $  171,529       $        0      $  172,763      $        0
Large Company Growth              $  778,543      $        0      $  441,303       $        0      $  457,430      $        0
Income Bond                       $  505,703      $        0      $  302,920       $        0      $  343,646      $      186
Limited Volatility Bond           $  471,594      $        0      $  275,961       $        0      $  301,887      $        0
Intermediate Tax-Free Bond        $  222,203      $        0      $  138,734       $        0      $  167,244      $        0
Municipal Income                  $  210,905      $   43,781      $  142,512       $        0      $  110,442      $   43,233
Ohio Municipal Bond               $   81,876      $   15,630      $   57,825       $        0      $   55,179      $   11,740
Government Bond                   $  544,937      $    6,947      $  297,480       $        0      $  270,620      $   12,171
Ultra Short-Term Income           $        0      $   50,706      $   28,274                                $        0$35,162
Intermediate Bond                 $  229,988      $        0      $  134,912       $        0      $  148,161      $        0
Treasury Only Money Market        $  113,945      $        0      $  179,830       $        0      $   65,888      $        0
Government Money Market           $  232,688      $        0      $  385,955       $        0      $  153,141      $      131
Institutional Prime
     Money Market                        NA*             NA*             NA*              NA*             NA*             NA*
Treasury Money Market                    NA*             NA*             NA*              NA*             NA*             NA*
Tax-Exempt Money Market                  NA*             NA*             NA*              NA*             NA*             NA*
Arizona Municipal Bond                   NA*             NA*             NA*              NA*             NA*             NA*
Kentucky Municipal Bond           $   38,104      $    1,196      $   23,883       $        0      $   26,310      $    2,256
Texas Tax-Free Bond                      NA*             NA*             NA*              NA*             NA*             NA*
W. Virginia Municipal Bond               NA*             NA*             NA*              NA*             NA*             NA*
Louisiana Municipal Bond          $   86,078      $        0      $   31,165+      $        0      $        0      $        0
Value Growth                      $  101,245      $        0      $   36,656+      $        0      $        0      $        0
Small Capitalization              $   47,011      $        0      $   17,021+      $        0      $        0      $        0
High Yield Bond                          NA*             NA*             NA*              NA*             NA*             NA*
Investor Growth                          NA*             NA*             NA*              NA*             NA*             NA*
Investor Growth & Income                 NA*             NA*             NA*              NA*             NA*             NA*
Investor Aggressive Growth               NA*             NA*             NA*              NA*             NA*             NA*
Investor Conservative Growth             NA*             NA*             NA*              NA*             NA*             NA*
Investor Balanced                        NA*             NA*             NA*              NA*             NA*             NA*
Investor Fixed Income                    NA*             NA*             NA*              NA*             NA*             NA*
Treasury & Agency                        NA*             NA*             NA*              NA*             NA*             NA*



*        As of June 30, 1996, the Fund had not commenced operations.


** These were fees paid by The One Group Services Company to Banc One Investment Advisors pursuant to the Sub-Administration Agreement for the period from December 1, 1995 through June 30, 1996, and by 440 for the period June 30, 1995 to December 1, 1995.

*** These were fees paid from July 1, 1995 through early November 30, 1995.

+ These fees were paid from March 26, 1996 through June 30, 1996.

         Unless sooner terminated, the Administration Agreement between the Trust and The One Group Services Company will continue in effect through November 30, 1998. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement will be reviewed and ratified at least annually by the Trust's Board of Trustees, provided that the Administration Agreement is also reviewed and ratified by the majority of the Trust's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by vote cast in person at a meeting called for the purpose of reviewing and ratifying the Administration Agreement. The Administration Agreement is terminable with respect to a particular Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days' notice by the Trust's Board of Trustees or by The One Group Services Company.


         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

DISTRIBUTOR


         The One Group Services Company serves as Distributor to each Fund of the Trust pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"). The Board of Trustees of the Trust approved The One Group Services Company as the sole Distributor beginning November 1, 1995. Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 1998 and will continue from year to year if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds (see "ADDITIONAL INFORMATION-- Miscellaneous," in this Statement of Additional Information) that are parties to the Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated in the event of its assignment, as defined in the 1940 Act. The One Group Services Company is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.


DISTRIBUTION PLAN

         The operation and fees with respect to Class A Shares, Class B Shares, Class C Shares, and Service Class Shares of the Trust payable under the Trust's Distribution and Shareholder Services Plans, to which Class A Shares, Class B Shares, Class C Shares, and Service Class Shares of each Fund of the Trust are subject, are described in each such Fund's Prospectuses and in the Multiple Class Plan.


         The Distribution and Shareholder Services Plan with respect to Class A Shares (the "Distribution Plan") was initially approved on July 28, 1989 by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "INDEPENDENT TRUSTEES"). The Distribution Plan originally applied to the single class of Shares of each Fund of the Trust that existed prior to the offering of the Funds' Shares as five separate classes. An amendment to the Distribution Plan was approved by the Independent Trustees on October 21, 1991, and became effective on February 7, 1992. Such amendment limited fees under the Distribution Plan only to the Class A Shares of each Fund. The Distribution Plan was amended again on February 11, 1993 in order to make Retirement Class Shares (now the Service Class Shares) subject to distribution fees. The Distribution Plan was further amended on February 29, 1996, to eliminate certain "defensive" provisions of the Distribution Plan. A Distribution and Shareholder Services Plan (the "CDSC PLAN") for Class B and Class C Shares was initially approved on August 12, 1993 by the Independent Trustees. The CDSC Distribution Plan was re-executed on December 13, 1995 and amended on February 20, 1997. Prior to February 7, 1992, distribution fees were waived with respect to every Fund of the Trust except the U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund.

         During the fiscal year ending June 30, 1998, the distribution fees paid by the Class A, Class B, Class C and Service Class Shares (formerly Retirement Class Shares) of the Trust to The One Group Services Company were as follows:

  THE ONE GROUP DISTRIBUTION FEES PAID FOR THE FISCAL YEAR ENDED JUNE 30, 1998




                                                                                                                      SERVICE
FUND                                        DISTRIBUTOR           CLASS A          CLASS B           CLASS C           CLASS
-------------------------------------------------------------------------------------------------------------------------------



U.S. Treasury Securities
     Money Market                          One Group Ser.       $ 1,865,911    $     1,370             $ 4                -
Prime Money Market                         One Group Ser.       $ 1,334,085        $ 9,530               -                -
Municipal Money Market                     One Group Ser.       $   243,989              -               -                -
Ohio Municipal Money Market                One Group Ser.       $    91,966              -               -                -
Income Equity                              One Group Ser.       $   247,834    $ 1,218,721         $ 3,516                -
Disciplined Value                          One Group Ser.       $    71,119    $   708,719               -                -
Growth Opportunities                       One Group Ser.       $   168,985    $   638,750         $ 1,384                -
Equity Index                               One Group Ser.       $   389,725    $ 2,521,768         $ 5,666                -
Large Company Value                        One Group Ser.       $    41,564    $   131,570               -                -
Asset Allocation                           One Group Ser.       $   100,049    $   738,989               -                -
International Equity Index                 One Group Ser.       $    41,768    $   113,966         $   154                -
Large Company Growth                       One Group Ser.       $   395,550    $17,362,771         $ 1,498                -
Income Bond                                One Group Ser.       $    36,635    $   123,951               -                -
Limited Volatility Bond                    One Group Ser.       $    44,939    $    36,337               -                -
Intermediate Tax-Free Bond                 One Group Ser.       $    27,396    $    40,944               -                -
Municipal Income                           One Group Ser.       $   243,989              -         $ 6,903                -
Ohio Municipal Bond                        One Group Ser.       $    41,056    $   170,689               -                -
Government Bond                            One Group Ser.       $    82,779    $   136,972               -                -
Ultra Short-Term Income                    One Group Ser.       $    91,457    $    25,723         $ 2,254                -
Intermediate Bond                          One Group Ser.       $    79,016    $   131,932               -                -
Treasury Only Money Market                 One Group Ser.                 -              -               -                -
Government Money Market                    One Group Ser.                 -              -               -                -
Institutional Prime Money Market*          One Group Ser.                 -              -               -                -
Kentucky Municipal Bond                    One Group Ser.       $    15,661    $    32,901               -                -
Treasury Money Market*                     One Group Ser.
Tax-Exempt Money Market*                   One Group Ser.
Arizona Municipal Bond                     One Group Ser.       $     3,070    $       364               -                -
Texas Tax-Free Bond*                       One Group Ser.
W. Virginia Municipal Bond                 One Group Ser.       $     3,233    $    13,282               -                -
Louisiana Municipal Bond                   One Group Ser.       $   121,555    $    38,855               -                -
Value Growth                               One Group Ser.       $   154,965    $   160,647         $ 1,566                -
Small Capitalization                       One Group Ser.       $    48,572    $    55,214         $   191                -
High Yield Bond*                           One Group Ser.
Investor Growth                            One Group Ser.       $    56,780    $   326,605         $40,419                -
Investor Growth & Income                   One Group Ser.       $    45,993    $   391,056         $24,289                -
Investor Aggressive Growth*                One Group Ser.
Investor Conservative Growth               One Group Ser.       $    12,778    $   162,370         $19,234                -
Investor Balanced                          One Group Ser.       $    32,762    $   296,604         $26,669                -
Investor Fixed Income*                     One Group Ser.
Treasury & Agency                          One Group Ser.       $    26,930    $    29,440               -                -

*These Funds had not commenced operations as of June 30, 1998.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan and CDSC Plan may be terminated with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares, Class C Shares or Service Class Shares, respectively, of that Fund. The Distribution Plan and CDSC Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan or Class B Distribution Plan that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of a Fund requires the approval of that Fund's Class A, Class B, Class C or Service Class Shareholders, respectively. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

CUSTODIAN AND TRANSFER AGENT


         Cash and securities owned by the Funds of the Trust are held by State Street Bank and Trust Company ("STATE STREET") as Custodian. State Street serves the respective Funds as Custodian pursuant to a Custodian Agreement with the Trust (the "CUSTODIAN AGREEMENT"). Under the Custodian Agreement, State Street
(i) maintains a separate account or accounts in the name of each Fund; (ii) makes receipts and disbursements of money on behalf of each Fund; (iii) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement.

         Bank One Trust Company, N.A. serves as Sub-Custodian in connection with the Trust's securities lending activities, pursuant to agreements between the Trust, State Street and Bank One Trust Company. Bank One Trust Company receives a fee paid by the Trust.


         Rules adopted under the 1940 Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The Trust intends to select foreign custodians or sub-custodians to maintain foreign securities of the International Equity Index Fund pursuant to such rules, following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of Trust assets. In addition, the 1940 Act requires that foreign bank sub-custodians, among other things have Shareholder equity in excess of $200 million, have no lien on the Trust's assets and maintain adequate and accessible records.


         State Street serves as Transfer Agent and Dividend Disbursing Agent for each Fund pursuant to Transfer Agency Agreements with the Trust (the "TRANSFER AGENCY AGREEMENT"). Under the Transfer Agency Agreements, State Street has agreed (i) to issue and redeem Shares of the Trust; (ii) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (iv) to maintain Shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

EXPERTS


         The financial statements for the predecessor funds of the Intermediate Bond Fund and Large Company Growth Fund, Sun Eagle Intermediate Fixed Income Fund and Sun Eagle Equity Growth Fund, respectively, for the fiscal year ended June 30, 1993 and for the period from February 28, 1992 (commencement of operations of each Fund) to June 30, 1992, were audited by the predecessor auditors for such Funds.

         The financial statements for the predecessor Fund of the Kentucky Municipal Bond Fund, the Trademark Kentucky Municipal Bond Fund, for the period from February 1, 1994 to January 19, 1995, and for the period from March 12, 1993 (commencement of operations) to January 31, 1994, were audited by the predecessor auditors for such Funds.

         The financial statements for the predecessor funds of the Louisiana Municipal Bond Fund, the Value Growth Fund, and the Gulf South Growth Fund, the Paragon Louisiana Tax-Free Fund, the Paragon Value Growth Fund and the Paragon Gulf South Growth Fund, for the fiscal year ended November 30, 1995, were audited by the predecessor auditor of such Funds.

         The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005 is counsel to the Trust. From time to time, Ropes & Gray have rendered legal services to BANC ONE CORPORATION and its subsidiary banks.

                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES


         The Trust is a Massachusetts Business Trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 23, 1985 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes 40 series of Shares, which represent interests in the following:

         1.    The Prime Money Market Fund;
         2.    The U.S. Treasury Securities Money Market Fund;
         3.    The Municipal Money Market Fund;
         4.    The Ohio Municipal Money Market Fund;
         5.    The Income Equity Fund;
         6.    The Disciplined Value Fund;
         7.    The Growth Opportunities Fund;
         8.    The Value Growth Fund;
         9.    The Small Capitalization Fund;
         10.  The Large Company Value Fund;
         11.  The Large Company Growth Fund;
         12.  The International Equity Index Fund;
         13.  The Equity Index Fund;
         14.  The Asset Allocation Fund;
         15.  The Income Bond Fund;
         16.  The Limited Volatility Bond Fund;
         17.  The Intermediate Bond Fund;
         18.  The Government Bond Fund;
         19.  The Ultra Short-Term Income Fund;
         20.  The High Yield Bond Fund;
         21.  The Investor Growth Fund;
         22.  The Investor Growth & Income Fund;
         23.  The Investor Aggressive Growth Fund;
         24.  The Investor Fixed Income Fund;
         25.  The Investor Conservative Growth Fund;
         26.  The Investor Balanced Fund;
         27.  The Municipal Income Fund;
         28.  The Intermediate Tax-Free Bond Fund;
         29.  The Ohio Municipal Bond Fund;
         30.  The Texas Tax-Free Bond Fund;
         31.  The West Virginia Municipal Bond Fund;
         32.  The Kentucky Municipal Bond Fund;
         33.  The Louisiana Municipal Bond Fund;
         34.  The Arizona Municipal Bond Fund;
         35.  The Treasury Money Market Fund;
         36.  The Treasury Only Money Market Fund;
         37.  The Government Money Market Fund;
         38.  The Tax-Exempt Money Market Fund;
         39.  The Institutional Prime Money Market Fund; and
         40.   The Treasury & Agency Fund

The Funds of the Trust (other than the Institutional Money Market Funds, and the Money Market Funds offer shares in four separate classes: Class I Shares, Class A Shares, Class B and Class C Shares. The U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund offer Class I Shares, Class A Shares, Class B Shares, Class C Shares, Class I Shares and Service Class Shares. The Institutional Money Market Funds offer only a single class of shares. The Municipal Money Market Fund and the Ohio Municipal Money Market Fund offer Class I, Class A and Class C Shares. See the relevant Prospectus for those Funds for more details.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

         Class A Shares, Class B Shares, Class C Shares and Service Class Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the trust for payment.

PERFORMANCE

         From time to time, the Funds may advertise yield, total return and/or distribution rate. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one-year period and is shown as a percentage of the investment.

         Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects an actual rate of return over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

         The distribution rate is computed by dividing the total amount of the dividends per share paid out during the past period by the maximum offering price or month-end net asset value depending on the class of a Fund. This figure is then "annualized" (multiplied by 365 days and divided by the applicable number of days in the period).

Funds with a front-end sales charge would incorporate the offering price into the distribution yield in place of month-end net asset value.

         Distribution rate is a measure of the level of income paid out in cash to Shareholders over a specified period. It differs from yield and total return and is not intended to be a complete measure of performance. Furthermore, the distribution rate may include return of principal and/or capital gains. Total return is the change in value of a hypothetical investment over a given period assuming reinvestment of dividends and capital gain distributions. The yield refers to the cumulative 30-day rolling net investment income, divided by maximum offering price and multiplied by average shares outstanding during this period.

         Further information about the performance of each class of the Funds is contained in the Trust's Annual Report to Shareholders for The One Group, which may be obtained without charge by calling 1-800-480-4111.

CALCULATION OF PERFORMANCE DATA


         The yield for each Money Market Funds, and the Institutional Money Market Funds was computed with respect to each class of Shares by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the particular class of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each class of each Fund represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result. No performance data is available with respect to the Tax-Exempt Money Market, Treasury Money Market, and Institutional Prime Money Market Fund because those Funds had not commenced operations as of June 30, 1998.



                                                         MONEY MARKET FUNDS




CLASS I SHARES                           INCEPTION                 7-DAY YIELD
                                           DATE                      6/30/98
------------------------------------------------------------------------------

U.S. Treasury Securities                   09/09/85                  5.12%
Prime                                      08/01/85                  5.22%
Municipal                                  06/04/87                  3.15%
Ohio Municipal(1)                          06/09/93                  3.21%



CLASS A SHARES                           INCEPTION                 7-DAY YIELD
                                           DATE                      6/30/98
------------------------------------------------------------------------------

U.S. Treasury Securities                   02/18/92                  4.87%
Prime                                      02/18/92                  4.97%
Municipal                                  02/18/92                  2.90%
Ohio Municipal(1)                          01/26/93                  2.96%


INSTITUTIONAL SHARES                     INCEPTION                 7-DAY YIELD
                                           DATE                      6/30/98
------------------------------------------------------------------------------


Treasury Only Money                        04/16/93

     Market                                                          5.04%
Government Money Market                    06/14/93                  5.56%

CLASS B SHARES                           INCEPTION                 7-DAY YIELD
                                           DATE                      6/30/98
------------------------------------------------------------------------------

U.S. Treasury Securities                   11/01/96                  4.12%
Prime                                      11/01/96                  4.22%


(1)      A portion of the income may be subject to alternative minimum tax.

         The tax equivalent yields for the classes of the Municipal Money Market, Ohio Municipal Money Market, and Tax-Exempt Money Market Funds are computed by dividing that portion of the Fund's yield (with respect to a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund (with respect to a particular class) that is not tax-exempt. The tax equivalent yields for the classes of the Municipal Money Market Funds contained in the following paragraph were computed based on an assumed effective federal income tax rate of 39.6%. No such data was provided for the Tax-Exempt Money Market Fund because it had not commenced operations as of June 30, 1997. The tax equivalent effective yield for the classes of the Municipal Money Market Fund, Ohio Municipal Money Market Fund, and Tax-Exempt Money Market Funds are computed by dividing that portion of the effective yield of the Fund (with respect to a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund (with respect to a particular class) that is not tax-exempt.


                              TAX-EQUIVALENT YIELD




CLASS I                       7 DAY
                              YIELD                  28% TAX         39.6% TAX
------------------------------------------------------------------------------


Municipal Money Market         3.15%                 4.38%            5.22%
Ohio Municipal
  Money Market                 3.21%                 4.46%            5.31%





CLASS A SHARES                7 DAY
                              YIELD                  28% TAX         39.6% TAX
------------------------------------------------------------------------------


Municipal Money Market         2.49%                 4.03%            4.80%
Ohio Municipal
  Money Market                 2.96%                 4.11%            4.90%




         The performance of the funds may be compared in publications to the performance of various indices and investments (such as other mutual funds) for which reliable performance data is available, as well as averages, performance rankings or other information prepared by recognized mutual fund statistical services, as set forth below.

         Performance information showing a Fund's total return and/or 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature regarding the Equity Funds, the Bond Funds, the Funds of Funds, and the Municipal Bond Funds. A 30-day yield is calculated by dividing the net investment income per-share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                              a-b
                                                              ---
                           30-Day Yield     =        2[(cd +1)6-1]

         In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of Shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

         From time to time the tax equivalent 30-day yield of a particular class of a Municipal Bond Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of a Fund's yield (respecting a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund (respecting a particular class) that is not tax-exempt. The tax equivalent 30-day yields for a Municipal Bond Fund (respecting a particular class) will, unless otherwise noted, be computed based on an assumed effective federal income tax rate of 31%. No tax equivalent 30-day yield information is available for the Texas Tax-Free Bond Fund.

         A Fund's respective cumulative total return and average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in a particular class of the Fund for each of the periods shown. Cumulative total return for a particular class of a Fund is computed by determining the rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The cumulative return is calculated as the total dollar increase or decrease in the value of an account assuming reinvestment of all distributions divided by the original initial investment. The average annual return for a particular class of a Fund is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.

                                CLASS I SHARES


FIXED INCOME FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Income Bond(2)                      07/02/87       7.97%      6.89%         5.85%        7.63%         7.30%       6.13%
Limited Volatility Bond             09/04/90       7.03%      6.16%         5.41%           -          7.03%       5.75%
Intermediate Tax-Free(2)            09/04/90       7.74%      6.96%         5.46%           -          6.95%       4.13%
Ohio Municipal Bond(2)              07/02/91       7.13%      6.68%         5.20%           -          6.84%       4.19%
Municipal Income(2)                 02/09/93       8.09%      7.03%         5.76%           -          5.92%       4.76%
Government Bond                     02/08/93      10.81%      7.54%         6.27%           -          6.48%       5.88%
Ultra Short-Term Income             02/02/93       6.00%      6.25%         5.20%           -          5.18%       5.85%
Intermediate Bond                   02/28/92       8.71%      7.10%         6.08%           -          6.96%       5.90%
Kentucky Municipal Bond(2)          03/12/93       7.11%      6.73%         5.40%           -          5.52%       3.91%
Louisiana Municipal Bond(2)         12/29/89       6.62%      6.27%         5.26%           -          6.81%       3.90%
West Virginia Municipal
   Bond(1),(2)                      01/21/97       7.36%      6.43%         5.62%        6.69%         7.39%       4.13%
Arizona Municipal
   Bond(2)                          01/21/97       6.58%      5.95%         5.28%        7.01%         7.34%       3.82%
Treasury & Agency(1)                01/21/97       7.91%      6.28%         6.30%        7.42%         7.39%       5.37%



EQUITY FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Disciplined Value                   03/02/89      28.27%     22.92%        17.52%           -         14.11%       0.77%
Income Equity                       07/02/87      23.18%     26.16%        20.21%       16.23%        13.99%       1.27%
Equity Index                        07/02/91      29.73%     29.79%        22.58%           -         19.64%       1.17%
Large Company Value                 03/01/91      21.46%     20.28%        16.88%           -         14.68%       1.08%
Growth Opportunities                03/02/89      32.26%     28.33%        19.63%           -         17.91%      -0.38%
International Equity
   Index(3)                         10/28/92       9.54%     11.78%        10.93%           -         12.84%         NA
Asset Allocation                    04/05/93      22.12%     18.97%        14.11%           -         13.71%       2.70%
Large Company Growth                02/28/92      35.75%     28.48%        22.79%           -         19.88%       0.09%
Small Capitalization                07/01/91      23.58%     19.36%        14.55%           -         17.10%       0.10%
Value Growth                        12/29/89      32.26%     28.33%        17.63%           -         17.91%       0.48%



THE ONE GROUP INVESTOR FUNDS

Investor Conservative

   Growth                           12/10/96      12.73%         -             -            -         12.15%         NA
Investor Balanced                   12/10/96      17.02%         -             -            -         16.60%         NA
Investor Growth & Income            12/10/96      20.34%         -             -            -         20.40%         NA
Investor Growth                     12/10/96      23.81%         -             -            -         24.49%         NA


                                 CLASS A SHARES

FIXED INCOME FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Income Bond(2)                   02/18/92          7.82%      6.63%         5.60%           -          6.64%      5.88%
With Sales Charge                                  3.00%      5.00%         4.63%           -          5.87%
Limited Volatility Bond          02/18/92          6.32%      5.88%         5.13%           -          5.86%      5.49%
With Sales Charge                                  3.16%      4.80%         4.49%           -          5.35%
Intermediate Tax-Free(2)         02/18/92          7.50%      6.71%         5.22%           -          6.08%      3.73%
With Sales Charge                                  2.70%      5.09%         4.26%           -          5.32%
Ohio Municipal Bond(2)           02/18/93          6.87%      6.42%         4.97%           -          6.30%      3.94%
With Sales Charge                                  2.10%      4.80%         4.01%           -          5.53%
Municipal Income(2)              02/23/93          7.84%      6.80%         5.57%           -          5.67%      4.51%
With Sales Charge                                  2.94%      5.17%         4.59%           -          4.77%
Government Bond                  03/05/93         10.54%      7.28%         5.98%           -          5.95%      5.88%
With Sales Charge                                  5.53%      5.65%         5.01%           -          5.03%
Ultra Short-Term Income          03/10/93          5.75%      6.05%         4.98%           -          4.97%      5.56%
With Sales Charge                                  2.52%      5.00%         4.34%           -          4.37%
Intermediate Bond                11/30/94          8.47%      6.87%            -            -          8.66%      5.65%
With Sales Charge                                  3.58%      5.25%            -            -          7.26%
Kentucky Municipal Bond(2)       01/20/95          6.86%      6.34%         5.17%           -          5.30%      3.49%
With Sales Charge                                  2.06%      4.72%         4.20%           -          4.39%
Louisiana Municipal Bond(2)      12/29/89          6.74%      6.07%         5.14%           -          6.74%      3.65%
With Sales Charge                                  6.17%      4.47%         4.18%           -          6.17%
West Virginia
     Municipal Bond(1,2)         01/21/97          6.98%      6.27%         5.42%        6.45%         7.15%      3.88%
With Sales Charge                                  2.16%      4.66%         4.45%        5.96%         6.82%
Arizona Municipal
     Bond(1,2)                   01/21/97          6.30%      5.23%         4.72%        6.60%         6.99%      3.41%
With Sales Charge                                  1.52%      3.61%         3.76%        6.10%         6.73%
Treasury & Agency(1)             01/21/97          8.13%      6.23%         6.16%        7.21%         7.18%      4.96%
With Sales Charge                                  4.87%      5.15%         5.53%        6.89%         6.86%



EQUITY FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Disciplined Value                02/18/92         27.90%     22.58%        17.27%           -         15.79%       .53%
With Sales Charge                                 22.13%     20.72%        16.19%           -         14.96%
Income Equity                    02/18/92         22.91%     25.82%        19.89%           -         17.43%       .99%
With Sales Charge                                 17.39%     23.91%        18.79%           -         16.59%
Equity Index                     02/18/92         29.33%     29.42%        22.29%           -         19.44%       .93%
With Sales Charge                                 23.49%     27.45%        21.17%           -         18.58%
Large Company Value              02/18/92         21.14%     20.00%        16.66%           -         14.00%       .82%
With Sales Charge                                 15.69%     18.16%        15.59%           -         13.17%
Growth Opportunities             02/18/92         30.95%     25.88%        18.85%           -         15.87%     -0.62%
With Sales Charge                                 25.07%     23.95%        17.76%           -         15.03%
International Equity
     Index(3)                    04/23/93          9.34%     11.60%        10.70%           -         10.21%        NA
With Sales Charge                                  4.40%      9.89%         9.68%           -          9.23%
Asset Allocation                 04/02/93         21.71%     18.64%        13.82%           -         13.40%      2.47%
With Sales Charge                                 16.25%     16.82%        12.78%           -         12.41%
Large Company Growth             01/01/94         35.43%     28.01%            -            -         23.70%     -0.14%



With Sales Charge                                 29.33%     26.07%            -            -         22.39%
Small Capitalization             07/01/91         23.28%     19.14%        14.42%           -         17.01%     -0.14%
With Sales Charge                                 17.69%     17.32%        13.37%           -         16.25%
Value Growth                     12/29/89         31.69%     28.05%        19.48%           -         17.82%      0.24%
With Sales Charge                                 26.04%     26.11%        18.38%           -         17.19%



THE ONE GROUP INVESTOR FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Investor Conservative
     Growth                      12/10/96         12.38%           -            -             -       11.56%         NA
With Sales Charge                                  7.29%           -            -             -        8.31%         NA
Investor Balanced                12/10/96         16.62%           -            -             -       16.29%         NA
With Sales Charge                                 11.39%           -            -             -       12.90%         NA
Investor Growth & Income         12/10/96         20.18%           -            -             -       20.73%         NA
With Sales Charge                                 14.76%           -            -             -       17.21%         NA
Investor Growth                  12/10/96         23.44%           -            -             -       23.78%         NA
With Sales Charge                                 17.87%           -            -             -       20.17%         NA



                                 CLASS B SHARES

FIXED INCOME FUNDS

                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------
                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Income Bond(2)                      01/14/94       7.13%      5.96%            -            -          5.07%      5.22%
With Sales Charge                                  3.13%      5.07%            -            -          4.70%
Limited Volatility Bond             01/14/94       5.98%      5.33%            -            -          4.75%      4.99%
With Sales Charge                                  2.98%      5.03%            -            -          4.75%
Intermediate Tax-Free(2)            01/14/94       6.81%      6.03%            -            -          4.28%      3.25%
With Sales Charge                                  2.81%      5.13%            -            -          3.89%
Ohio Municipal Bond(2)              01/14/94       6.20%      6.23%            -            -          4.05%      3.29%
With Sales Charge                                  2.20%      4.81%            -            -          3.66%
Municipal Income(2)                 01/14/94       7.04%      6.08%            -            -          4.85%      3.86%
With Sales Charge                                  3.04%      5.18%            -            -          4.47%
Government Bond                     01/14/94       9.86%      6.61%            -            -          5.70%      4.98%
With Sales Charge                                  5.86%      5.72%            -            -          5.33%
Ultra Short-Term Income             01/14/94       5.32%      5.39%            -            -          4.66%      5.09%
With Sales Charge                                  2.32%      5.09%            -            -          4.66%
Intermediate Bond                   11/30/94       7.13%      5.96%            -            -          5.07%      5.00%
With Sales Charge                                  3.13%      5.07%            -            -          4.70%
Kentucky Municipal Bond(2)          03/16/95       6.20%      5.72%            -            -          6.04%      3.01%
With Sales Charge                                  2.20%      4.82%            -            -          5.23%
Louisiana Municipal Bond(2)         09/16/94       5.69%      5.39%            -            -          5.57%      3.00%
With Sales Charge                                  1.69%      4.48%            -            -          4.88%
West Virginia Municipal
     Bond(1,2)                      01/21/97       6.57%      5.63%         4.76%        5.79          6.47       3.23
With Sales Charge                                  2.57%      4.73%         4.59%        5.79          6.47
Arizona Municipal Bond(1,2)         01/21/97       2.65%      3.47%         3.41%        5.59          6.13       2.93
With Sales Charge                                 -1.35%      2.53%         3.23%        5.59          6.13
Treasury & Agency(1)                01/21/97       7.33%      5.60%         5.59%        6.66          6.63       4.62
With Sales Charge                                  4.33%      5.30%         5.59%        6.66          6.63


EQUITY FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Disciplined Value                01/14/94         26.97%     21.67%          -              -         16.38%      -0.20%
With Sales Charge                                 22.97%     20.99%          -              -         16.12%
Income Equity                    01/14/94         21.97%     24.92%          -              -         20.06%        .30%
With Sales Charge                                 17.97%     24.28%          -              -         19.82%
Equity Index                     01/14/94         22.74%     30.68%          -              -         22.74%        .21%
With Sales Charge                                 22.51%     29.53%          -              -         22.51%
Large Company Value              01/14/94         20.18%     19.19%          -              -         16.80%        .10%
With Sales Charge                                 16.18%     18.48%          -              -         16.54%
Growth Opportunities             01/14/94         29.79%     24.25%          -              -         18.09%      -1.33%
With Sales Charge                                 25.79%     27.05%          -              -         17.84%
International Equity
     Index(3)                    01/14/94          8.48%     10.59%          -              -          8.53%         NA
With Sales Charge                                  4.48%      9.76%          -              -          8.19%
Asset Allocation                 01/14/94         20.95%     17.84%          -              -         13.63%       1.73%
With Sales Charge                                 16.95%     17.12%          -              -         13.34%
Large Company Growth             01/14/94         34.39%     27.25%          -              -         22.49%      -0.85%
With Sales Charge                                 30.39%     26.63%          -              -         22.26%
Small Capitalization             09/09/94         22.24%     18.23%          -              -         15.88%      -0.87%
With Sales Charge                                 18.24%     17.51%          -              -         15.35%
Value Growth                     12/29/89         30.89%     27.05%          -              -         23.28%      -0.48%
With Sales Charge                                 26.89%     26.43%          -              -         22.84%



THE ONE GROUP INVESTOR FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Investor Conservative Growth                        11.53%                                             10.90%
With Sales Charge               12/10/96             7.53%        NA           NA            NA         8.46%         NA
Investor Balanced                                   15.85%                                             15.67%
With Sales Charge               12/10/96            11.85%        NA           NA            NA        13.28%
Investor Growth & Income                            19.13%                                             19.72%
With Sales Charge               12/10/96            15.13%        NA           NA            NA        17.38%
Investor Growth                 12/10/96            22.52%        NA           NA            NA        23.91%
With Sales Charge                                   18.52%                                             21.61%




                                 CLASS C SHARES

FIXED INCOME FUNDS

                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------
                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Municipal Income(2))                11/04/97            -          -            -             -         8.28%       3.86%
With Sales Charge                                                                                       7.28%
Intermediate Bond                   11/04/97            -          -            -             -         8.20%       5.01%
With Sales Charge                                                                                       7.20%


EQUITY FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Income Equity                       11/04/97           -           -            -             -        16.57%       0.31%
With Sales Charge                                                                                      15.57%
Equity Index                        11/04/97           -           -            -             -        21.07%       0.20%
With Sales Charge                                                                                      20.07%
Growth Opportunities                11/04/97           -           -            -             -        14.27%      -1.31%
With Sales Charge                                                                                      13.27%
International Equity
     Index(3)                       11/04/07           -           -            -             -        16.34%         NA
With Sales Charge                                                                                      15.34%
Large Company Growth                11/04/97           -           -            -             -        27.63%      -0.85%
With Sales Charge                                                                                      26.63%
Small Capitalization                11/04/97           -           -            -             -         3.08%      -0.87%
With Sales Charge                                                                                       2.16%
Value Growth                        11/04/97           -           -            -             -        20.87%      -0.54%
With Sales Charge                                                                                      19.87%

THE ONE GROUP INVESTOR FUNDS


                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
-------------------------------------------------------------

                                                                                                                 30-DAY
                                  INCEPTION                                                           LIFE OF      SEC
                                    DATE          1 YEAR      3 YEAR       5 YEAR        10 YEAR       FUND       YIELD
-----------------------------------------------------------------------------------------------------------------------


Investor Conservative Growth        07/01/97           NA         NA           NA            NA        11.48          NA
With Sales Charge                                                                                      10.48
Investor Balanced                   07/01/97           NA         NA           NA            NA        15.66          NA
With Sales Charge                                                                                      14.66
Investor Growth & Income            07/01/97           NA         NA           NA            NA        19.08          NA
With Sales Charge                                                                                      18.08
Investor Growth                     07/01/97           NA         NA           NA            NA        22.42          NA
With Sales Charge                                                                                      21.42



(1) The quoted performance of these funds ("Mutual Funds") advised by Banc One Investment Advisors Corporation includes performance of certain collective trust fund ("Commingled") accounts for periods dating back to 12/31/83 for the West Virginia Municipal Bond Fund, 11/30/79 the Arizona Municipal Bond Fund and 4/30/88 for the Treasury & Agency Fund. Prior to the Mutual Funds commencement of for operations on 1/21/97, the Commingled accounts were adjusted to reflect the expenses associated with the Mutual Funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(2) A portion of the income may be subject to the federal alternative minimum tax.

(3)      Foreign investing involves a greater degree of risk and volatility.



         Performance information showing a Fund's and/or particular Class's distribution rate may be presented from time to time in advertising and sales literature regarding the Bond Funds and Equity Funds. The distribution rate is calculated as follows:

                           distribution yield        =        a/(b) x 365
                                                              -----------
                                                                   c

         In the formula, "a" represents dividends distributed by a particular class during that period; "b" represents month end offer price or net asset value for a particular class; "c" represents the number of days in the period being calculated. "365" is the number of days in a year, used to annualize the distribution yield.


         Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Fund's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts at a bank, with regard to Class I Shares and Service Class Shares, or a Participating Organization, with regard to Class A and Class B Shares, will reduce a Fund's effective yield to customers. Performance data for the Funds through June 30, 1998 (calculated as described above) is as follows:

         The above quoted performance for the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, and the Treasury & Agency Fund, respectively, includes the performance for the Arizona Municipal Bond Investment Fund, the West Virginia Municipal Bond Investment Fund and the Treasury Only Government Based Investment Trust, common trust funds managed by Banc One Advisors (collectively the "CIFs"). The quoted performance of these Funds include performance of the corresponding CIFs for periods dating back to December 31, 1983 for the West Virginia Municipal Bond Fund, November 30, 1979 for the Arizona Municipal Bond Fund and April 30, 1988 for the Treasury & Agency Fund. Because the management of the Funds is substantially the same as the CIFs, the quoted performance of the Funds will include the performance of the CIFs for the periods prior to January 20, 1997, the effectiveness of the Trust's registration statement as it relates to the Funds. The quoted performance will be adjusted to reflect the deduction of estimated current fees of the Funds on a class by class basis absent any waivers. The CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), and therefore were not subject to certain investment restrictions, limitations, and diversification requirements that are imposed by the 1940 Act and the Code. If the CIFs had been so registered, their performance might have been adversely affected.

         In addition, the performance of each class of a Fund may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices that may assume investment of dividends but do not reflect deductions for administrative and management costs. Further, the performance of each class of a Fund may be compared to other funds or to relevant indices that may calculate total return without reflecting sales charges; in which case, a Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations.

         The Money Market and Institutional Money Market Funds may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the BANK RATE MONITOR, and those of corporate and government security price indices of various durations prepared by Shearson Lehman Brothers, Solomon Brothers, Inc. and the IBC/Donoghue organization. These indices are not managed for any investment goals.

         The Money Market and Institutional Money Market Funds may also use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

         Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The BOND BUYER is published daily and is an industry-accepted source for current municipal bond market information.

         Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.

         THE EQUITY, BOND AND MUNICIPAL BOND FUNDS AND THE FUNDS OF FUNDS may quote actual total return performance from time to time in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

         The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

         The Equity Funds, the Bond Funds, the Municipal Bond Funds and the Funds of Funds may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.; they may also use indices such as the Standard & Poor's 400 Composite Stock Index, the Standard & Poor's 500 Composite Stock Index, the Standard & Poor's 600 Composite Stock Index, the Russell 2000, or the Morgan Stanley International European, Asian and Far East Gross Domestic Product Index for performance comparison. Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used.


         THE BOND FUNDS, THE FUNDS OF FUNDS AND THE ASSET ALLOCATION FUND may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

         The Bond Funds, the Funds of Funds and the Asset Allocation Fund may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation.

         The Bond Funds, the Funds of Funds and the Asset Allocation Fund may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

MISCELLANEOUS

         The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

         As used in the Trust's Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. For information regarding the allocations of Class Expenses to particular classes of a Fund, see the respective Prospectus of the Fund under "MANAGEMENT-Expenses."

         As used in the Trust's Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

         As of July 30, 1998, BANC ONE CORPORATION, 100 East Broad Street, Columbus, Ohio 43271-0152 (an Ohio Corporation) through Bank Subsidiaries, acting on behalf of their underlying accounts, held of record substantially all of the Class I Shares of the Trust, and possessed voting or investment power as follows:


                                                              PERCENT OF
                                                              BENEFICIAL
                                                            FUND OWNERSHIP


Large Company Growth Fund                                      89.34%
Disciplined Value Fund                                         85.05%
Growth Opportunities Fund                                      82.72%
Income Bond Fund                                               87.82%
Intermediate Tax-Free Bond Fund                                97.89%
Prime Money Market Fund                                        49.80%
U.S. Treasury Securities Money Market Fund                     18.95%
Municipal Money Market Fund                                    77.03%
Income Equity Fund                                             90.92%
Equity Index Fund                                              81.48%
Large Company Value Fund                                       88.05%
Ohio Municipal Bond Fund                                       93.05%
Limited Volatility Bond Fund                                   89.09%
International Equity Index Fund                                88.00%
Asset Allocation Fund                                          75.60%
Ohio Municipal Money Market Fund                               62.73%
Municipal Income                                               97.25%
Kentucky Municipal Bond Fund                                   93.13%
Government Bond Fund                                           87.38%
Ultra Short-Term Income Fund                                   77.69%
Louisiana Municipal Bond Fund                                  95.68%
Value Growth Fund                                              82.83%
Small Capitalization Fund                                      81.99%
Intermediate Bond Fund                                         89.78%
Arizona Municipal Bond Fund                                    94.72%
West Virginia Municipal Bond Fund                              98.29%
Investor Growth Fund                                           65.79%
Investor Growth & Income Fund                                  76.04%
Investor Balanced Fund                                         85.31%
Investor Conservative Growth Fund                              77.33%
Treasury Only Money Market Fund                                18.42%
Government Money Market Fund                                   10.64%
Treasury & Agency Fund                                         99.17%



         As a result, Banc One Corporation may be deemed to be a "controlling person" of Class I Shares of each of the aforementioned Funds other than the Treasury Only Money Market Fund and the U.S. Treasury Securities Money Market Fund, under the Investment Company Act of 1940.

         In addition, as of July 30, 1998, the following persons were the beneficial owners of more than 25% of the outstanding Shares of the following class of Shares of the following Funds:

                                25% SHAREHOLDERS


NAME AND                                                                                PERCENTAGE OF              TYPE OF
ADDRESS                                              FUND/CLASS                          OWNERSHIP                OWNERSHIP
--------------------------------------------------------------------------------------------------------------------------------
Northern Trust Bank of AZ Ttee                      Arizona Municipal                      33.72%                  Record
For Thomas A Brand & Rev Trust                      Bond Fund
PO Box 92956                                        Class A
Chicago, IL 60675-2956

Carolyn S Ward                                      Arizona Municipal                      25.81%                  Beneficial
James D Ward JT TEN                                 Bond Fund
825 W Annadale                                      Class B
Tucson, AZ 85737-6923

Strafe & Co                                         Arizona Municipal                      100.00%                 Record
Attn Mutual Funds 0393                              Bond Fund
100 E Broad Street                                  Class I
Columbus, OH 43215-3607

Dean Witter For The Benefit Of                      Large Company                          30.88%                  Record
Selma J Berry &                                     Growth Fund
Colin G Berry JTTEN                                 Class C
Church St Station B PO Box 250
New York, NY 10008-0250

Strafe & Co                                         Large Company                          90.89%                  Record
Attn Mutual Funds 0393                              Growth Fund
100 E Broad Street                                  Class I
Columbus, OH 43215-3607

Strafe & Co                                         Disciplined Value                      86.48%                  Record
Attn Mutual Funds 0393                              Fund
100 E Broad Street                                  Class I
Columbus, OH 43215-3607

Banc One Securities Corp FBO                        Growth                                 78.53%                  Record
The One Investment Solution                         Opportunities Fund
733 Greencrest Dr                                   Class C
Westerville, OH 43081-4903

Strafe & Co Cash Div Cash                           Growth                                 84.32%                  Record
C/O Bank One Trust Co                               Opportunities Fund
Attn Mutual Fund 0393                               Class I
100 E Broad Street
Columbus, OH 43215

Strafe & Co                                         Income Bond Fund                       88.91%                  Record
C/O Bank One Trust Co                               Class I
Attn Mutual Funds
100 E Broad St
Columbus, OH 43215-3607


Strafe & Co                                      Intermediate Tax-           99.52%            Record
Attn Mutual Funds                                Free Fund
100 E Broad St
Columbus, OH 43215-3607                          Class I


Dean Witter FBO                                  Prime Money Market Fund     55.38%            Record
Banc One Securities                              Class A
PO Box 250
Church Street Station
New York, NY 10013-0250


BISYS Fund Services Inc                          Prime Money Market Fund     34.99%            Record
Fbo Bank One Corporate Sweep                     Class A
Attn Mike Bryan
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


Strafe & Co                                      Prime Money Market Fund     90.15%            Record
Bank One Trust Co., NA                           Class I
Department 0393 S.T.I.F.
Columbus OH 43271-0001


BISYS Fund Services Inc                          US Treasury Securities      38.66%            Record
Fbo Bank One Corporate Sweep                     Money Market Fund
Attn Mike Bryan                                  Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


Dean Witter FBO                                  US Treasury Securities      29.27%            Record
Banc One Securities                              Money Market Fund
PO Box 250                                       Class A
Church Street Station
New York NY 10013-0250


BISYS Fund Services Inc                          US Treasury Securities      26.40%            Record
Fbo Bank One Texas Sweep                         Money Market Fund
Attn Mike Bryan                                  Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


The One Group Services Company                   US Treasury Securities      86.96%            Beneficial
C/O Fund Administration                          Money Market Fund
3435 Stelzer Road                                Class C
Columbus OH 43219-6004


Strafe & Co (N)                                  US Treasury Securities      80.94%            Record
Bank One Ohio Trust Co., NA                      Money Market Fund
Department 0393 S.T.I.F.                         Class I
Columbus OH 43271-0001


Dean Witter FBO                                  Municipal Money Market      58.27%            Record
Banc One Securities                              Fund


PO Box 250                                       Class A
Church Street Station
New York NY 10013-0250


BISYS Fund Services Inc                          Municipal Money Market      38.79%            Record
FBO Bank One Corporate Sweep                     Fund
Attn Mike Bryan                                  Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


Strafe & Co (D)                                  Municipal Money Market      96.77%            Record
Bank One Ohio Trust Co., NA                      Fund
Department 0393 S.T.I.F.                         Class I
Columbus OH 43271-0001


Dean Witter For The Benefit Of                   Income Equity Fund          71.70%            Record
McKee Char TR/Lynn A Hammond &                   Class C
Clare W White Co-TTEES
Church St Station B PO Box 250
New York NY 10013-0250


Strafe & Co                                      Income Equity Fund          92.64%            Record
Attn Mutual Funds 0393                           Class I
100 E Broad Street
Columbus OH 43215-3607


Banc One Securities Corp Fbo                     Equity Index Fund           32.30%            Beneficial
The One Investment Solution                      Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp Fbo                     Equity Index Fund           62.48%            Beneficial
The One Investment Solution                      Class C
733 Greencrest Dr
Westerville OH 43081-4903


Strafe & Co.                                     Equity Index Fund           88.78%            Record
Attn Mutual Funds 0393                           Class I
100 E Broad Street
Columbus OH 43215-3607


Banc One Sec Svgs Plan -Equity Fund              Equity Index Fund           30.56%            Beneficial
100 E Broad Street                               Class I
Columbus, OH 43215-3607


Strafe & Co.                                     Large Company Value Fund    89.11%            Record
Attn Mutual Funds 0393                           Class I
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co.                                     Ohio Municipal Bond Fund    98.98%            Record
Attn Mutual Funds 0393
100 E Broad Street


Columbus OH 43215-3607                           Class I


Banc One Securities Corp Fbo                     International Equity        49.22%            Beneficial
The One Investment Solution                      Index Fund
733 Greencrest Dr                                Class C
Westerville OH 43081-4903


Dean Witter For The Benefit Of                   International Equity        26.58%            Record
Robert M Lynch &                                 Index Fund
PO Box 250 Church Street Station                 Class C
New York, NY 1008-0250


Strafe & Co                                      International Equity        87.62%            Record
Attn Mutual Funds 0393                           Index Fund
100 E Broad Street                               Class I
Columbus OH 43215-3607


Strafe & Co                                      Louisiana Municipal Bond    98.38%            Record
Attn Mutual Funds 0393                           Fund
100 E Broad Street                               Class I
Columbus OH 43215-3607


Banc One Securities Corp Fbo                     Value Growth Fund           66.95%            Beneficial
The One Investment Solution                      Class C
733 Greencrest Dr
Westerville OH 43081-4903


Strafe & Co.                                     Value Growth Fund           83.80%            Record
Attn:  Mutual Funds 0393                         Class I
100 E. Broad Street
Columbus, OH  43215-3607


Strafe & Co.                                     Small Company Growth Fund   77.52%            Record
Attn:  Mutual Funds 0393                         Class I
100 E. Broad Street
Columbus, OH  43215-3607


Strafe & Co.                                     Asset Allocation Fund       79.54%            Record
Attn:  Mutual Funds 0393                         Class I
100 E. Broad Street
Columbus, OH  43215-3607


Dean Witter FBO                                  Ohio Municipal Money        99.10%            Record
Banc One Securities                              Market Fund
PO Box 250                                       Class A
Church Street Station
New York NY 10013-0250


Strafe & Co                                      Ohio Municipal Money        97.33%            Record
C/O Bank One Trust Co                            Market Fund
Attn Mutual Funds                                Class I
100 E Broad Street
Columbus OH 43215-3607


Banc One Securities Corp FBO                     Municipal Income Fund       44.14%            Beneficial
The One Investment Solution                      Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp FBO                     Municipal Income Fund       39.48%            Beneficial
The One Investment Solution                      Class C
733 Greencrest Dr
Westerville OH 43081-4903


Dean Witter For The Benefit Of                   Municipal Income Fund       25.64%            Record
Gale R Hershberger &                             Class C
Linda L Hershberger JTTEN
Church St Station B PO Box 250
New York, NY 10013-0250


Strafe & Co                                      Municipal Income Fund       99.15%            Record
Attn Mutual Funds                                Class I
100 E Broad Street
Columbus OH 43215-3607


Dean Witter For The Benefit Of                   West Virginia Municipal     26.33%            Record
Stephen A Lewis                                  Bond Fund Class A
3720 Noyles Avenue
5 World Trade Center 6th Floor
New York NY 10048-0205


Strafe & Co                                      West Virginia Municipal     98.52%            Record
Attn Mutual Funds 0393                           Bond Fund Class I
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co                                      Government Bond Fund        88.55%            Record
Attn Mutual Funds 0393                           Class I
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co.                                     Ultra Short Term Income     89.12%            Record
Attn:  Mutual Funds 0393                         Fund
100 E. Broad Street                              Class I
Columbus, OH  43215-3607


Banc One Securities Corp FBO                     Intermediate Bond Fund      55.94%            Beneficial
The One Investment Solution                      Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp FBO                     Intermediate Bond Fund      53.34%            Beneficial
The One Investment Solution                      Class C
733 Greencrest Dr
Westerville OH 43081-4903


Strafe & Co
Attn Mutual Funds 0393                           Intermediate Bond Fund      91.33%            Record
100 E Broad Street                               Class I
Columbus OH 43215-3607

Strafe & Co.                                     Investor Growth Fund        69.73%            Record
C/O  Bank One Trust Co                           Class I
Attn Mutual Funds
100 E Broad Street
Columbus OH  43215-3607


Strafe & Co                                      Investor Growth & Income    81.94%            Record
C/O Bank One Trust Co                            Fund
Attn Mutual Funds                                Class I
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co                                      Investor Balanced Fund      88.52%            Record
C/O Bank One Trust Co                            Class I
Attn Mutual Funds
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co                                      Investor Conservative       85.27%            Record
C/O Bank One Trust Co                            Growth Fund
Attn Mutual Funds                                Class I
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co.                                     Treasury & Agency Fund      99.87%            Record
Attn: Mutual Funds 0393                          Class I
100 E. Broad Street
Columbus, OH  43215-3607


Strafe & Co.                                     Treasury Only Money         66.86%            Record
C/O Bank One Trust Co                            Market Fund
Attn: Mutual Funds
100 E. Broad Street
Columbus, OH  43215-3607


Strafe & Co.                                     US Government Money         82.20%            Record
C/O Bank One Trust Co                            Market Fund
Attn: Mutual Funds
100 E. Broad Street
Columbus, OH  43215-3607


As a result, the aforementioned persons may be deemed to be "controlling persons" of the class of Shares of the fund in which they own such Shares under the Investment Company Act of 1940.


The table below indicates record and beneficial owners of over 5% of any class of Shares of any Fund of the Trust.


                                 5% SHAREHOLDERS

NAME AND                                                                  PERCENTAGE OF   TYPE OF
ADDRESS                                    FUND/CLASS                     OWNERSHIP       OWNERSHIP
---------------------------------------------------------------------------------------------------

For Thomas A Brand & Rev Trust             Arizona Municipal Bond Fund       33.72%       Record
PO Box 92956                               Class A
Chicago, IL 60675-2956


American Express Trust Company             Arizona Municipal Bond Fund       15.73%       Record
Trustee of the Danielle D'Ottavio          Class A
IRR Trust U/A/D 4-24-91
PO Box 534 N10/789
Minneapolis, MN 55440-0534


Dean Witter for the Benefit of             Arizona Municipal Bond Fund       14.52%       Record
Elizabeth Ryan Miller                      Class A
4140 N 49th Way
Church St Station - P.O. Box 250
New York, NY 10013-0250


Gust Trust Under Agreement 1/17            Arizona Municipal Bond Fund       11.91%       Record
Devens Gust & Mary Elizabeth Gust          Class A
Co-Trustees KY  40207-2626
P.O. Box 25
Mule Creek, NM 88051-0025


Dean Witter For The Benefit Of             Arizona Municipal Bond Fund       7.66%        Record
William J Lofy Trust                       Class A
PO Box 250 Church Street Station
New York, NY 10008-0250


Carolyn S Ward                             Arizona Municipal Bond Fund       25.81%       Beneficial
James D Ward JT TEN                        Class B
825 W Annadale
Tucson, AZ 85737-6923


Dean Witter For The Benefit Of             Arizona Municipal Bond Fund       20.65%       Record
Eugene B Debuck                            Class B
4550 North Flowing Wells #90
Church St Station - P.O. Box 250
New York, NY 10008-0250


Dean Witter For The Benefit Of             Arizona Municipal Bond Fund       16.86%       Record
Charles Stoddard &                         Class B
P.O. Box 250 -Church Street Station
New York, NY 10008-0250


Dean Witter For The Benefit Of             Arizona Municipal Bond Fund       13.31%       Record
Marshall L Silverstein Trust               Class B
P.O. Box 250 Church Street Station
New York, NY 10008-0250
Scottsdale, AZ  85258-1618


Dean Witter For The Benefit Of             Arizona Municipal Bond Fund       9.99%        Record
Pete R Samorano &                          Class B
P.O. Box 250 Church Street Station
New York, NY 10008-0250


Strafe & Co                                Arizona Municipal Bond Fund       100.00%      Record
Attn Mutual Funds 0393                     Class I
100 E Broad Street
Columbus, OH 43215-3607


Dean Witter For The Benefit Of             Large Company Growth Fund         30.88%       Record
Selma J Berry &                            Class C
Colin G Berry JTTEN
Church St Station - PO Box 250
New York, NY 10008-0250


Dean Witter For The Benefit Of             Large Company Growth Fund         9.77%        Record
Linda Sue Trizila &                        Class C
P.O. Box 250 Church Street Station
New York, NY 10008-0250


Dean Witter Reynolds Cust For              Large Company Growth Fund         7.75%        Record
Cecil Jewell                               Class C
IRA Rollover Dated 10/15/97
Church St Station - P.O. Box 250
New York, NY 10013-0250


Dean Witter For The Benefit Of             Large Company Growth Fund         5.78%        Record
Rosa L Peattie                             Class C
374 Venus Drive
Church St Station - P.O. Box 250
New York, NY 10013-0250


Champion Windows MFG Co Inc                Large Company Growth Fund         5.68%        Beneficial
11750 Commons Dr                           Class C
Cincinnati, OH 45246-2550


Strafe & Co                                Large Company Growth Fund         90.89%       Record
Attn Mutual Funds 0393                     Class I
100 E Broad Street
Columbus, OH 43215-3607


Banc One Corporation                       Large Company Growth Fund         11.44%       Beneficial
100 E Broad Street                         Class I
Columbus, OH 43215-3607


Banc One Sec Svgs Plan                        Large Company Growth Fund     10.39%        Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607

Strafe & Co
Attn Mutual Funds 0393                        Disciplined Value Fund        86.48%        Record
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Banc One Corporation
100 E Broad Street                            Disciplined Value Fund        15.09%        Beneficial
Columbus, OH 43215-3607                       Class I


The One Group Investor Growth Fund            Disciplined Value Fund        5.32%         Beneficial
The One Group Services Company                Class I
3435 Stelzer Road
Columbus, OH 43219-6004


Banc One Securities Corp FBO
The One Investment Solution                   Growth Opportunities Fund     14.81%        Record
733 Greencrest Dr                             Class A
Westerville, OH 43081-4903


Northern Trust Company TTEE                   Growth Opportunities Fund     8.09%         Record
Ohio Masanic Home Benevolent Endowment        Class A
PO Box 92956
Chicago, IL 60675-2956


Invesco Trust Co TTEE                         Growth Opportunities Fund     6.00%         Record
T D Williamson, Inc Thrift Plan               Class A
PO Box 77405
Atlanta, GA 30357-1405


Banc One Securities Corp FBO                  Growth Opportunities Fund     78.53%        Record
The One Investment Solution                   Class C
733 Greencrest Dr
Westerville, OH 43081-4903


Strafe & Co Cash Div Cash                     Growth Opportunities Fund     84.32%        Record
C/O Bank One Trust Co                         Class I
Attn Mutual Fund 0393
100 E Broad Street
Columbus, OH 43215


Banc One Corporation                          Growth Opportunities Fund     10.18%        Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Dean Witter For The Benefit Of                Income Bond Fund              10.21%        Record
Alpert Corp Money Purchase Plan               Class A
Steven Kurtz TTEE
5 World Trade Center 6th Floor
New York, NY 10048-0205


Gila River Health Care Corporation            Income Bond Fund              6.05%         Beneficial
Attn Finance                                  Class A
PO Box 38
Sacaton AZ 85247-0038


Strafe & Co                                   Income Bond Fund              88.91%        Record
C/O Bank One Trust Co                         Class I
Attn Mutual Funds
100 E Broad St
Columbus, OH 43215-3607


Dean Witter For the Benefit of                Intermediate Tax-Free Fund    10.96%        Record
Estate of Emma Lou Lancaster                  Class A
PO Box 250 Church Street Station
New York, NY 10008-0250


Dean Witter for the Benefit of                Intermediate Tax-Free Fund    6.89%         Record
Jerome Kearns &                               Class A
PO Box 250 Church Street Station
New York, NY 10008-0250


J Noland Singletary                           Intermediate Tax-Free Fund    6.40%         Beneficial
7350 Bocage Blvd                              Class A
Baton Rouge LA 70809-1138


Norwest Bank Co NA TTEE                       Intermediate Tax-Free Fund    5.31%         Record
FBO Eliot S Wolff                             Class A
1740 Broadway MS #8751
Denver CO 80274-0002


Strafe & Co                                   Intermediate Tax-Free Fund    99.52%        Record
Attn Mutual Funds                             Class I
100 E Broad St
Columbus, OH 43215-3607


Dean Witter FBO                               Prime Money Market Fund       55.38%        Record
Banc One Securities                           Class A
PO Box 250
Church Street Station
New York, NY 10013-0250


BISYS Fund Services Inc                       Prime Money Market Fund       34.99%        Record
Fbo Bank One Corporate Sweep                  Class A
Attn Mike Bryan
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


Strafe & Co                                   Prime Money Market Fund       90.15%        Record
Bank One Trust Co., NA                        Class I
Department 0393 S.T.I.F.
Columbus OH 43271-0001


Bank One Trust Company NA                     Prime Money Market Fund       8.49%         Record
Omnibus-Corporate Cash Sweep AC               Class I
Attn Cash Management DB3
235 W Schrock Rd
Westerville OH 43081-2874

BISYS Fund Services Inc                       US Treasury Securities        38.66%        Record
Fbo Bank One Corporate Sweep                  Money Market Fund
Attn Mike Bryan                               Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004

Dean Witter FBO                               US Treasury Securities        29.27%        Record
Banc One Securities                           Money Market Fund
PO Box 250                                    Class A
Church Street Station
New York NY 10013-0250


BISYS Fund Services Inc                       US Treasury Securities        26.40%        Record
Fbo Bank One Texas Sweep                      Money Market Fund
Attn Mike Bryan                               Class A
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


State Street Bank & Trust Co                  US Treasury Securities        20.19%        Record
Cust For the IRA of                           Money Market Fund
Edward Hillman III                            Class B
121 S Walnut St
Troy OH 45373-3530


State Street Bank & Trust Co                  US Treasury Securities        15.55%        Record
Cust For the IRA of                           Money Market Fund
Roland J Bourgeois                            Class B
692C W Wickenburg Way
Wickenburg AZ 85390-2268


State Street Bank & Trust Co                  US Treasury Securities        11.02%        Record
Cust For the IRA of                           Money Market Fund
John N Crew                                   Class B
4313 Edmondson Ave
Dallas TX 75205-2601


Dean Witter For The Benefit Of                US Treasury Securities        7.54%         Record
Yo Suzuki                                     Money Market Fund
2031 Grandview Ave Apt B                      Class B
Boulder CO 80302-6552


State Street Bank & Trust Co                  US Treasury Securities        6.85%         Record
Cust For the IRA of                           Money Market Fund
Charles E Faris                               Class B
110 Flint Dr
Chillicothe OH 45601-7600


State Street Bank & Trust Co                  US Treasury Securities        6.50%         Record
Cust For the IRA of                           Money Market Fund
Joe D Bolding                                 Class B
803 Holly Cir
Allen TX 75002-5216


Jeffery J Hutchinson                          US Treasury Securities        5.72%         Beneficial
489 Highway 665                               Money Market Fund
Montegut LA 70377-2207                        Class B


State Street Bank & Tr                        US Treasury Securities        5.71%         Record
SEP IRA Jeffrey S Lux                         Money Market Fund
2220 Justice St                               Class B
Monroe LA 71201-3620

State Street Bank & Trust Co                  US Treasury Securities        5.64%         Record
Cust For the IRA Rollover of                  Money Market Fund
Pamela A Bell                                 Class B
1692 Leighton Dr
Reynoldsburg OH 43068-8111


The One Group Services Company                US Treasury Securities        86.96%        Beneficial
C/O Fund Administration                       Money Market Fund
3435 Stelzer Road                             Class C
Columbus OH 43219-6004


Strafe & Co (N)                               US Treasury Securities        80.94%        Record
Bank One Ohio Trust Co., NA                   Money Market Fund
Department 0393 S.T.I.F.                      Class I
Columbus OH 43271-0001


Bank one Trust Company NA                     US Treasury Securities        17.95%        Record
Omnibus-Corporate Cash Sweep AC               Money Market Fund
Attn: Cash Management DB3                     Class I
235 W Schrock Rd
Westerville OH 43081-2874


Dean Witter FBO                               Municipal Money Market Fund   58.27%        Record
Banc One Securities                           Class A
PO Box 250
Church Street Station
New York NY 10013-0250


BISYS Fund Services Inc                       Municipal Money Market Fund   38.79%        Record
FBO Bank One Corporate Sweep                  Class A
Attn Mike Bryan
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


Strafe & Co (D)                               Municipal Money Market Fund   96.77%        Record
Bank One Ohio Trust Co., NA                   Class I
Department 0393 S.T.I.F.
Columbus OH 43271-0001


DC Livestock Co Ltd Part Yea                  Municipal Money Market Fund   7.66%         Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Dean Witter For The Benefit Of                Income Equity Fund            71.70%        Record
McKee Char TR/Lynn A Hammond &                Class C
Clare W White Co-TTEES
Church St Station - PO Box 250
New York NY 10013-0250


UMB Bank Cust Fbo                             Income Equity Fund            7.16%         Record
Bruce W Young IRA                             Class C
718 Sycamore Ave SPC 200
Vista CA 92083-7952


Strafe & Co                                   Income Equity Fund            92.64%        Record
Attn Mutual Funds 0393                        Class I
100 E Broad Street
Columbus OH 43215-3607


Banc One Securities Corp Fbo                  Equity Index Fund             32.30%        Beneficial
The One Investment Solution                   Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp Fbo                  Equity Index Fund             62.48%        Beneficial
The One Investment Solution                   Class C
733 Greencrest Dr
Westerville OH 43081-4903


Strafe & Co.                                  Equity Index Fund             88.78%        Record
Attn Mutual Funds 0393                        Class I
100 E Broad Street
Columbus OH 43215-3607


Banc One Sec Svgs Plan -Equity Fund           Equity Index Fund             30.56%        Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Indpls Power & Light Co - Equity Fund         Equity Index Fund             6.27%         Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Strafe & Co.                                  Large Company Value Fund      89.11%        Record
Attn Mutual Funds 0393                        Class I
100 E Broad Street
Columbus OH 43215-3607


Banc One Corporation                          Large Company Value Fund      23.71%        Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Dean Witter For The Benefit Of                Ohio Municipal Bond Fund      7.10%         Record
Vivian R Sauls                                Class A
519 Chapel Rd
Church St Station - PO Box 250
New York NY 10013-0250


Strafe & Co.                                  Ohio Municipal Bond Fund      98.98%        Record
Attn Mutual Funds 0393                        Class I
100 E Broad Street
Columbus OH 43215-3607


NES Group Inc Corp Investmt Act               Ohio Municipal Bond Fund      7.21%         Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Northern Trust Company TTEE                   International Equity Index    21.00%        Record
Ohio Masanic Home Benevolent                  Fund
Endowment                                     Class A
P.O. Box 92956
Chicago, IL 60675-2956


Firstar Trust Co TTEE                         International Equity Index    18.15%        Record
FBO Milwaukee Foundation - Equit              Fund
P.O. Box 1787                                 Class A
Milwaukee WI 53201-1787


Banc One Securities Corp Fbo                  International Equity Index    49.22%        Beneficial
The One Investment Solution                   Fund
733 Greencrest Dr                             Class C
Westerville OH 43081-4903


Dean Witter For The Benefit Of                International Equity Index    26.58%        Record
Robert M Lynch &                              Fund
PO Box 250 Church Street Station              Class C
New York, NY 1008-0250


Dean Witter For The Benefit Of                International Equity Index    10.02%        Record
John S Wagner &                               Fund
PO Box 250 Church Street Station              Class C
New York, NY 1008-0250


UMB Bank Cust FBO                             International Equity Index    5.46%         Record
Darlene Y Young IRA                           Fund
718 Sycamore Ave SPC 200                      Class C
Vista CA 92083-7952


Strafe & Co                                   International Equity Index    87.62%        Record
Attn Mutual Funds 0393                        Fund
100 E Broad Street                            Class I
Columbus OH 43215-3607


Banc One Corporation                          International Equity Index    14.62%        Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607                       Class I


Wallace & Co                                  Limited Volatility Bond Fund  7.08%         Record
PO Box 21119                                  Class A
Shreveport LA 71152-0001


Strafe & Co                                   Louisiana Municipal Bond      98.38%        Record
Attn Mutual Funds 0393                        Fund
100 E Broad Street                            Class I
Columbus OH 43215-3607


Banc One Securities Corp Fbo                  Value Growth Fund             18.36%        Beneficial
The One Investment Solution                   Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp Fbo                  Value Growth Fund             66.95%        Beneficial
The One Investment Solution                   Class C
733 Greencrest Dr
Westerville OH 43081-4903


Dean Witter For The Benefit Of                Value Growth Fund             7.14%         Record
Martin Homes Inc Profit Sharing               Class C
PO Box 250 Church Street Station
New York, NY 10008-0250


Dean Witter For The Benefit Of                Value Growth Fund             5.13%         Record
John S Wagner &                               Class C
PO Box 250 Church Street Station
New York, NY 10008-0250


Strafe & Co.                                  Value Growth Fund             83.80%        Record
Attn:  Mutual Funds 0393                      Class I
100 E. Broad Street
Columbus, OH  43215-3607


Dean Witter For The Benefit Of                Small Capitalization Fund     16.06%        Record
Robert Kennedy and                            Class C
Annemarie Kennedy Reisinger JTT
Church St Station - PO Box 250
New York, NY 10013-0250


State Street Bank & Trust Co                  Small Capitalization Fund     13.66%        Record
Cust for the IRA Rollover of                  Class C
Donald E Hammond
1000 Fairway Blvd
Columbus OH 43213-2521


State Street Bank & Trust Co                  Small Capitalization Fund     12.26%        Record
Cust for the IRA of                           Class C
Linda L Cole
14 Penguin Ct
Woodlands TX 77380-1827


Dean Witter For The Benefit Of                Small Capitalization Fund     8.08%         Record
Wells Pickney & McHugh                        Class C
PO Box 250 Church Street Station
New York NY 10008-0250


Dean Witter For The Benefit Of                Small Capitalization Fund     8.02%         Record
Laurence R Simon                              Class C
IRA STD/Rollover DTD 06/10/97
Church St Station - PO Box 250
New York, NY 10013-0250


State Street Bank & Trust Co                  Small Capitalization Fund     6.00%         Record
Cust for the IRA of                           Class C
Linda Stephens
9057 E State Rd 46
Bloomington IN 47401-9241


State Street Bank & Trust Co                  Small Capitalization Fund     5.94%         Record
Cust for the IRA Rollover Of                  Class C
Kevin Blair
701 E Whipp Rd
Centerville OH 45459-2205


Strafe & Co.                                  Small Company Growth Fund     77.52%        Record
Attn:  Mutual Funds 0393                      Class I
100 E. Broad Street
Columbus, OH  43215-3607


The One Group Investor Growth Fund            Small Company Growth Fund     7.87%         Beneficial
The One Group Services Company                Class I
3435 Stelzer Road
Columbus OH 43219-6004


Firstar Trust Company                         Small Company Growth Fund     5.97%         Beneficial
FBO Milwaukee Foundation                      Class I
PO Box 1787
Milwaukee WI 53201-1787


Strafe & Co.                                  Asset Allocation Fund         79.54%        Record
Attn:  Mutual Funds 0393                      Class I
100 E. Broad Street
Columbus, OH  43215-3607


OFDA (MT 2) Asset Allocation Fund             Asset Allocation Fund         8.22%         Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Dean Witter FBO                               Ohio Municipal Money Market   99.10%        Record
Banc One Securities                           Fund
PO Box 250                                    Class A
Church Street Station
New York NY 10013-0250


Strafe & Co                                   Ohio Municipal Money Market   97.33%        Record
C/O Bank One Trust Co                         Fund
Attn Mutual Funds                             Class I
100 E Broad Street
Columbus OH 43215-3607


Bell City HFD Cook '98 Project Fund           Ohio Municipal Money Market   11.91%        Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607                       Class I


Torley John TR U/A 2/23/90                    Ohio Municipal Money Market   9.17%         Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607                       Class I


Henny Penny Corp Money Mkt Acct               Ohio Municipal Money Market   5.91%         Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607                       Class I


Wallick Construction Company                  Ohio Municipal Money Market   5.76%         Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607                       Class I


Banc One Securities Corp FBO                  Municipal Income Fund         44.14%        Beneficial
The One Investment Solution                   Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp FBO                  Municipal Income Fund         39.48%        Beneficial
The One Investment Solution                   Class C
733 Greencrest Dr
Westerville OH 43081-4903


Dean Witter For The Benefit Of                Municipal Income Fund         25.64%        Record
Gale R Hershberger &                          Class C
Linda L Hershberger JTTEN
Church St Station - PO Box 250
New York, NY 10013-0250


Dean Witter For The Benefit Of                Municipal Income Fund         5.76%         Record
Roberta A Silberstein 1984                    Class C
Irrevocable Support Trust
Church St Station - PO Box 250
New York, NY 10013-0250


Strafe & Co                                   Municipal Income Fund         99.15%        Record
Attn Mutual Funds                             Class I
100 E Broad Street
Columbus OH 43215-3607


Dean Witter For The Benefit Of                Kentucky Municipal Bond Fund  12.36%        Record
Gary Osswald                                  Class A
PO Box 250 Church Street Station
New York, NY 10008-0250


Dean Witter For The Benefit Of                Kentucky Municipal Bond Fund  6.69%         Record
Karrick Scott Collins Trust                   Class A
Karrick Scott Collins TTEE
Church St Station - PO Box 250
New York, NY 10013-0250


Strafe & Co                                   Kentucky Municipal Bond Fund  94.40%        Record
Attn Mutal Funds 0393                         Class I
100 E Broad Street
Columbus OH 43215-3607


Dean Witter For The Benefit Of                West Virginia Municipal       26.33%        Record
Stephen A Lewis                               Bond Fund Class A
3720 Noyles Avenue
5 World Trade Center 6th Floor
New York NY 10048-0205


Dean Witter For The Benefit Of                West Virginia Municipal       19.59%        Record
James F Duncan                                Bond Fund Class A
PO Box 250 Church Street Station
New York NY 10008-0250


Dean Witter For The Benefit Of                West Virginia Municipal       12.68%        Record
James Henry Dean &                            Bond Fund Class A
Anna K Dean JTTEN
Church St Station - PO Box 250
New York NY 10013-0250


Dean Witter For The Benefit Of                West Virginia Municipal       12.36%        Record
R Clark Morton                                Bond Fund Class A
129 Elm Street
Church St Station - PO Box 250
New York NY 10013-0250


Dean Witter For The Benefit Of                West Virginia Municipal       10.78%        Record
C Carl Tully                                  Bond Fund Class A
4530 Spring Hill
5 World Trade Center 6th Floor
New York NY 10048-0205


Dean Witter For The Benefit Of                West Virginia Municipal       6.43%         Record
Ruth A Harper                                 Bond Fund Class A
PO Box 196
5 World Trade Center 6th Floor
New York NY 10048-0205


Dean Witter For The Benefit Of                West Virginia Municipal       5.73%         Record
Thomas D Jarrett &                            Bond Fund Class A
PO Box 250 Church Street Station
New York NY 10008-0250


Dean Witter For The Benefit Of                West Virginia Municipal       5.02%         Record
Patricia H Morton                             Bond Fund Class A
129 Elm Street
Church St Station - PO Box 250
New York NY 10013-0250


Dean Witter For The Benefit Of                West Virginia Municipal       17.52%        Record
Katherine Poe                                 Bond Fund Class B
606 River Lane
5 World Trade Center 6th Floor
New York NY 10048-0205


Dean Witter For The Benefit Of                West Virginia Municipal       6.69%         Record
Evelyn Fox                                    Bond Fund Class B
PO Box 250 Church Street Station
New York NY 10008-0250


Dean Witter For The Benefit Of                West Virginia Municipal       5.29%         Record
Clara R Mahoney and                           Bond Fund Class B
PO Box 250 Church Street Station
New York NY 10008-0250


Strafe & Co                                   West Virginia Municipal       98.52%        Record
Attn Mutual Funds 0393                        Bond Fund Class I
100 E Broad Street
Columbus OH 43215-3607


Strafe & Co                                   Government Bond Fund          88.55%        Record
Attn Mutual Funds 0393                        Class I
100 E Broad Street
Columbus OH 43215-3607


Dean Witter For The Benefit Of                Ultra Short Term Income Fund  19.13%        Record
Samaritan Health Plan                         Class A
PO Box 250 Church Street Station
New York NY 10008-0250


Dean Witter For The Benefit Of                Ultra Short Term Income Fund  14.74%        Record
Bank One Collateral Acct                      Class A
FBO Thermex Energy Corporation
Church St Station - PO Box 250
New York NY 10013-0250


Dean Witter For The Benefit Of                Ultra Short Term Income Fund  8.88%         Record
Genesis Health Care System                    Class A
800 Forest Avenue
Church St Station - PO Box 250
New York NY 10013-0250


Investment Company Institute                  Ultra Short Term Income Fund  7.76%         Record
1401 H St NW                                  Class A
Washington DC 20005-2110


Gila River Health Care Corporation            Ultra Short Term Income Fund  5.57%         Record
Attn Finance                                  Class A
PO Box 38
Sacaton AZ 85247-0038


Dean Witter For The Benefit Of                Ultra Short Term Income Fund  9.35%         Record
Jeanette P Reilly Revocable Trust             Class B
PO Box 250 Church Street Station
New York NY 10008-0250


Dean Witter For The Benefit Of                Ultra Short Term Income Fund  9.11%         Record
Samuel D Goldberg                             Class B
PO Box 250 Church Street Station
New York NY 10008-0250


Strafe & Co.                                  Ultra Short Term Income Fund  89.12%        Record
Attn:  Mutual Funds 0393                      Class I
100 E. Broad Street
Columbus, OH  43215-3607


Banc One Securities Corp FBO                  Intermediate Bond Fund        55.94%        Beneficial
The One Investment Solution                   Class A
733 Greencrest Dr
Westerville OH 43081-4903


Banc One Securities Corp FBO                  Intermediate Bond Fund        53.34%        Beneficial
The One Investment Solution                   Class C
733 Greencrest Dr
Westerville OH 43081-4903


State Street Bank & Trust Co                  Intermediate Bond Fund        14.61%        Record
Cust For the IRA Rollover Of                  Class C
George L Allison
768 E Indiana Ave
Spencer IN 47460-1538


Dean Witter For The Benefit Of                Intermediate Bond Fund        9.51%         Record
Anna Marie Berry                              Class C
1145 Linden Drive
Church St Station - PO Box 250
New York NY  10013-0250


Dean Witter For The Benefit Of                Intermediate Bond Fund        7.48%         Record
Sharon Kaye Miller                            Class C
PO Box 250 Church Street Station
New York NY 10008-0250


Strafe & Co                                   Intermediate Bond Fund        91.33%        Record
Attn Mutual Funds 0393                        Class I
100 E Broad Street
Columbus OH 43215-3607


Bank One TTEE                                 Investor Growth Fund          5.68%         Record
Harrison Holding Corp 401K                    Class A
C/O Banc One Investment Mgmt
Retirement Services - Daily R K
190 Heatherdown Drive
Westerville OH 43081-2868


Strafe & Co.                                  Investor Growth Fund          69.73%        Record
C/O  Bank One Trust Co                        Class I
Attn Mutual Funds
100 E Broad Street
Columbus OH  43215-3607


Banc One Sec Svgs Plan                        Investor Growth Fund          19.14%        Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Bank One TTEE                                 Investor Growth Fund          12.12%        Record
Brillion Iron Works P/S                       Class I
C/O Banc One Investment Mgmt
Retirement Services - Daily R K
190 Heatherdown Drive
Westerville OH 43081-2868


Virginia R Corrin                             Investor Growth Fund          9.68%         Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Dean Witter For The Benefit Of                Investor Growth & Income      10.36%        Record
St Mary's Educational Endowment Foundation    Fund
Church St Station PO Box 250                  Class C
New York NY 10013-0250


Dean Witter For The Benefit Of                Investor Growth & Income      5.79%         Record
Charles R Snyder TRSTEE                       Fund
PO Box 250 Church Street Station              Class C
New York NY 10008-0250


Strafe & Co                                   Investor Growth & Income      81.94%        Record
C/O Bank One Trust Co                         Fund
Attn Mutual Funds                             Class I
100 E Broad Street
Columbus OH 43215-3607


Revco D.S., Inc. Serp - Trust A               Investor Growth & Income      14.49%        Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607                       Class I


Banc One Sec Svgs Plan                        Investor Growth & Income      12.91%        Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607                       Class I


Bank One TTEE                                 Investor Growth & Income      5.14%         Record
Brillion Iron Works P/S                       Fund
C/O Banc One Investment Mgmt                  Class I
Retirement Services - Daily R K
190 Heatherdown Drive
Westerville OH 43081-2868


Dean Witter For The Benefit Of                Investor Balanced Fund        6.23%         Record
Rockford Police Relief Assoc                  Class A
420 West State St
Church St Station - PO Box 250
New York NY 10013-0250


Frontier Trust TTEE                           Investor Balanced Fund        5.18%         Record
A/C Investment C/O Higginbotham               Class A
Bartlers Co Of New Mexico
214 N Main Ave
Lovington NM 88260-4017


Dean Witter For The Benefit Of                Investor Balanced Fund        8.29%         Record
James B White &                               Class C
Norma J White JTTEN
Church St Station - PO Box 250
New York NY 10013-0250


Dean Witter For The Benefit Of                Investor Balanced Fund        8.13%         Record
Joseph A Hess                                 Class C
IRA Standard Dated 11/18/97
Church St Station - PO Box 250
New York NY 10013-0250


State Street Bank & Trust Co                  Investor Balanced Fund        7.19%         Record
Cust For The IRA Rollover Of                  Class C
George L Allison
768 E Indiana Ave
Spencer IN 47460-1538


Strafe & Co                                   Investor Balanced Fund        88.52%        Record
C/O Bank One Trust Co                         Class I
Attn Mutual Funds
100 E Broad Street
Columbus OH 43215-3607


Black Clawson Co Member Pension Plan          Investor Balanced Fund        16.31%        Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Centennial Liquor Retirement Plan             Investor Balanced Fund        6.44%         Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Kenosha Carpenters #161 Pens-Mgd              Investor Balanced Fund        6.14%         Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Affiliated MPP                                Investor Balanced Fund        5.31%         Beneficial
100 E Broad Street                            Class I
Columbus, OH 43215-3607


Dean Witter For The Benefit Of
Paavo Ensio &                                 Investor Conservative         15.52%        Record
PO Box 250 Church Street Station              Growth Fund
New York NY 10008-0250                        Class A


Dean Witter Reynolds Cust For                 Investor Conservative         8.20%         Record
Peter Layefsky                                Growth Fund
PO Box 250 Church Street Station              Class C
New York NY 10008-0250


DWR Cust For Central Blueprint Co             Investor Conservative         6.00%         Record
FBO Plan Administrator                        Growth Fund
VIP Plus PFT Sharing DTD 09/26/97             Class C
Church Street Station - PO Box 250
New York NY 10013-0250


Strafe & Co                                   Investor Conservative         85.27%        Record
C/O Bank One Trust Co                         Growth Fund
Attn Mutual Funds                             Class I
100 E Broad Street
Columbus OH 43215-3607


Kenosha Carpenters #161 Pens-Mgd              Investor Conservative         16.49%        Beneficial
100 E Broad Street                            Growth Fund
Columbus, OH 43215-3607                       Class I


Banc One Sec Svgs Plan                        Investor Conservative         15.20%        Beneficial
100 E Broad Street                            Growth Fund
Columbus, OH 43215-3607                       Class I


Shelly & Sands MPP                            Investor Conservative         5.43%         Beneficial
100 E Broad Street                            Growth Fund
Columbus, OH 43215-3607                       Class I


Dean Witter For The Benefit Of                Treasury & Agency Fund        15.31%        Record
Billy J Eisenhour                             Class A
PO Box 250 Church Street Station
New York NY 10008-0250


Dean Witter For The Benefit Of                Treasury & Agency Fund        8.36%         Record
Tonto Apache Tribe                            Class A
30 E Apache Reservation
Church St Station - PO Box 250
New York NY 10013-0250


Dean Witter For The Benefit Of                Treasury & Agency Fund        7.66%         Record
Maricopa County Municipal                     Class A
PO Box 250 Church Street Station
New York NY 10008-0250


Dean Witter For The Benefit Of                Treasury & Agency Fund        6.38%         Record
Lloyd D Eisenhour &                           Class A
PO Box 250 Church Street Station
New York NY 10008-0250


State Street Bank & Trust Co                  Treasury & Agency Fund        5.88%         Record
Cust For The IRA Of                           Class B
Thomas W Moore
5901 Bay Club Dr
Arlington TX 76013-5213


State Street Bank & Trust Co                  Treasury & Agency Fund        5.07%         Record
Cust For The IRA Of                           Class B
Betty Moore
5901 Bay Club Dr
Arlington TX 76013-5213


Strafe & Co.                                  Treasury & Agency Fund        99.87%        Record
Attn: Mutual Funds 0393                       Class I
100 E. Broad Street
Columbus, OH  43215-3607


Strafe & Co.                                  Treasury Only Money Market    66.86%        Record
C/O Bank One Trust Co                         Fund
Attn: Mutual Funds
100 E. Broad Street
Columbus, OH  43215-3607


BISYS Fund Services Inc                       Treasury Only Money Market    14.47%        Record
FBO Bank One Corporate Sweep                  Fund
Attn Mike Bryan
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004


Enbecee Company                               Treasury Only Money Market    11.22%        Beneficial
PO Box 61837                                  Fund
New Orleans LA 70161-1837


Strafe & Co.                                  US Government Money Market    82.20%        Record
C/O Bank One Trust Co                         Fund
Attn: Mutual Funds
100 E. Broad Street
Columbus, OH  43215-3607


BWC - John Hancock                            US Government Money Market    8.57%         Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607


BWC - Miller Anderson                         US Government Money Market    8.53%         Beneficial
100 E Broad Street                            Fund
Columbus, OH 43215-3607


Bank One Texas NA                             US Government Money Market    7.27%         Beneficial
1717 Main St                                  Fund
Dallas TX 75201-4605


BISYS Fund Services Inc                       US Government Money Market    6.25%         Record
FBO Bank One Corporate Sweep                  Fund
Attn Mike Bryan
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004

As a group, the Trustee and Officers of the Trust owned less than 1% of the Shares of each class of the Trust.

                             Registration Statement
                               of The One Group(R)
                                  on Form N-1A

         Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements:



                           -- Will be incorporated by reference pursuant to a subsequent filing made pursuant to Rule 485(b)

         (b) Exhibits:

         (1) Amended and Restated Declaration of Trust as of February 11, 1993 is incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 39 (filed August 16, 1996) to Registrant's Registration Statement on Form N-1A.

         (2) Code of Regulations as amended and restated as of October 25, 1990 is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 39 (filed August 16, 1996) to Registrant's Registration Statement on Form N-1A.


         (3)      None.


         (4)      None.

         (5)(a) Investment Advisory Agreement dated January 11, 1993 between Registrant and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 27 (filed March 17, 1993) to Registrant's Registration Statement on Form N-1A.

         (5)(b) Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Banc One Investment Advisors Corporation dated May 21, 1998 is incorporated by reference to Exhibit (6)(b) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (5)(c) Sub-Investment Advisory Agreement dated October 1, 1996 between Banc One Investment Advisors Corporation and Independence International Associates, Inc. is incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment No.

                  42 (filed June 18, 1997) to the Registrant's Registration Statement on Form N-1A.

         (5)(d) Sub-Investment Advisory Agreement, dated as of August 20, 1998 between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC is filed herewith.

         (6)(a) Re-executed Distribution Agreement dated December 13, 1995 between Registrant and The One Group Services Company is incorporated by reference to Exhibit (7)(c) to Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

         (6)(b) Revised Schedules A-D to the Distribution Agreement between the Registrant and The One Group Services Company are incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 40 (filed August 29, 1996) to the Registrant's Registration Statement on Form N-1A.

         (6)(c) Revised Schedule E to the Distribution Agreement between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (6)(d) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

         (6)(d) Dealer's Agreement for Registrant dated November 11, 1995 between The One Group Services Company and Banc One Securities Corporation is incorporated by reference to Exhibit (7)(d) to Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

         (6)(e) Form of Shareholder Servicing Agreement between the Registrant and Participating Service Organizations is incorporated by reference to Exhibit (7)(f) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (6)(f) Agency Services and Delegation Agreement between INVESCO Trust Company and Registrant dated January 1, 1998 is incorporated by reference to Exhibit (10)(j) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (7) Deferred Compensation Plan for Trustees of The One Group is filed herewith.

         (8)(a) Custodian Contract dated as of July 29, 1988 between Registrant and State Street Bank and Trust Company is filed herewith.

         (8)(b) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company is filed herewith.


         (8)(c) Sub-Custodian Agreement between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant is incorporated by reference to

                  Exhibit (8)(b) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant's Registration Statement on Form N-1A.

         (8)(d) First Amendment to the Subcustodian Agreement dated as of December, 1996 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant is filed herewith.

         (8)(e) International Securities Lending Subcustodian and Services Agreement, dated December 29, 1997 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 44 (filed June 5, 1998) to the Registrant's Registration Statement on Form N-1A.

         (9)(a) Re-executed Management and Administration Agreement dated November 20, 1997 is incorporated by reference to Exhibit
                  (13)(b) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (9)(b) Revised Schedule A to the Management and Administration Agreement between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A

         (9)(c) Transfer Agency and Service Agreement dated as of July 29, 1988 between the Registrant and State Street Bank and Trust Company is filed herewith

         (9)(d) Amendment to the Transfer Agency and Service Agreement dated as of February 6, 1992 between the Registrant and State Street Bank and Trust Company.

         (9)(e) Fund Accounting Agreement dated December 1, 1995 between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (13)(c) to Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

         (9)(f) Revised Schedule A to the Fund Accounting Agreement between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (9)(e) to Post-Effective Amendment No. 40 (filed August 29, 1996) to the Registrant's Registration Statement on Form N-1A.

         (9)(g) Sub-Administration Agreement dated December 1, 1995 between The One Group Services Company and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit
                  (13)(d) to the Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

         (9)(h) Revised Schedule A to the Sub-Administration Agreement between The One Group Services Company and Banc One Investment Advisors is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 40 (filed August 29, 1996) to the Registrant's Registration Statement on Form N-1A.

         (9)(i) Agency Services and Delegation Agreement dated January 1, 1996 between the

                  Registrant and BISYS Qualified Plan Services is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant's Registration Statement on Form N-1A.

         (9)(j) Form of Agency Services and Delegation Agreement between the Registrant and Bank One Trust Company, NA is incorporated by reference to Exhibit (9)(i) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration
                  Statement on Form N-1A.

         (9)(k) Form of Order Processing Agreement between the Registrant and Bank One Trust Company, NA is incorporated by reference to Exhibit (9)(j) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

         (9)(l) Shareholder Servicing Agreement is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant's Registration Statement on Form N-1A.

         (9)(m) Services Agreement dated as of June 6, 1997 between the Registrant and Charles Schwab & Company, is incorporated by reference to Exhibit (9)(l) to Post-Effective Amendment No. 44 (filed June 5, 1998) to Registrant's Registration
                  Statement on Form N-1A.

         (9)(n) Operating Agreement dated as of June 6, 1997 between the Registrant and Charles Schwab & Company, is incorporated by reference to Exhibit (9)(m) to Post-Effective Amendment No. 44 (filed June 5, 1998) to Registrant's Registration
                  Statement on Form N-1A.

         (9)(o) Retirement Services Order Processing Agreement dated as of June 6, 1997 between the Registrant and Charles Schwab & Company, is incorporated by reference to Exhibit (9)(n) to Post-Effective Amendment No. 44 (filed June 5, 1998) to Registrant's Registration Statement on Form N-1A.

         (9)(p) Securities Lending Agreement for Non-ERISA Accounts dated as of August 1995 between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company NA. is filed herewith.

         (9)(q) Amendment to Securities Lending Agreement for Non-ERISA Accounts dated as of January 21, 1997 between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. is filed herewith.

         (9)(r) Second Amendment to the Securities Lending Agreement (Domestic Securities), effective May 21, 1998, between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. is filed herewith.

         (9)(s) Securities Lending Agreement for Non-ERISA Accounts dated as of January 8,

                  1998 between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. is filed herewith.


         (9)(t) Amendment to the Securities Lending Agreement (Foreign Securities) effective May 21, 1998 is filed herewith.


         (10)     Opinion and consent of counsel is filed herewith.



         (11)     Consent of Ropes & Gray is filed herewith.



         (12)     None

         (13) Purchase Agreement dated July 18, 1985, between Registrant and Physicians Insurance Company of Ohio is filed herewith.

         (14)     None


         (15)(a) Re-Executed Distribution and Shareholder Services Plan - Class A and Service Class shares dated November 1, 1995, as amended August 20, 1997, between the Registrant and The One Group Services Company is incorporated by reference to Exhibit
                  (15)(a) to Post-Effective Amendment No. 43 (filed August 29,
                  1997) to Registrant's Registration Statement on Form N-1A.

         (15)(b) Distribution and Shareholder Services Plan - Class B and Class C Shares dated January 1, 1994, as amended August 20, 1997, between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

         (16) Schedules for Computation of Performance Calculations are incorporated by reference to Exhibit (16) to Post-Effective Amendment No. 43 (filed August 29, 1997) to the Registrant's Registration Statement on Form N-1A.


         (17) Will be filed pursuant to a subsequent filing made pursuant to Rule 485(b)

         (18)(a) Multiple Class Plan for the Registrant adopted by the Board of Trustees on May 22, 1995, as amended May 21, 1998 is incorporated by reference to Exhibit (10)(k) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

Item 25.          Persons Controlled by or under Common Control with Registrant

As of the effective date of this Registration Statement there are no persons controlled or under common control with the Registrant.

Item 26.          Number of Holders of Securities

                  No longer required by new Form N-1A.

Item 27.          Indemnification

                  Article IX, Section 9.2 of the Registrant's Declaration of Trust, incorporated as Exhibit (1) hereto, provides for the indemnification of Registrant's trustees and officers. Indemnification of the Registrant's principal underwriter, custodians, investment advisers, administrator, and transfer agents is provided for in the Registrant's respective Agreements with those service providers as filed or incorporated by reference as Exhibits hereto. As of the effective date of this Registration Statement, the Registrant has obtained from a major insurance carrier a trustees and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Advisers

                  Banc One Investment Advisors Corporation ("Banc One Investment Advisors") performs investment advisory services for all of the Funds of the Group. Independence International Associates, Inc. performs investment sub-advisory services for the International Equity Index Fund. Banc One High Yield Partners, LLC provides investment advisory services for the High Yield

                  Bond Fund.

                  Banc One Investment Advisors is an indirect wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of Ohio. BANC ONE CORPORATION now operates affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance.

                  To the knowledge of Registrant, none of the directors or officers of Banc One Investment Advisors, Independence International Associates, Inc. or Banc One High Yield Partners, LLC, except as set forth or incorporated herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of Banc One Investment Advisors who are engaged in any other business, profession, vocation or employment of a substantial nature.


                          Banc One Investment Advisors
                          ----------------------------


Position with
Banc One Investment                Other Substantial          Type of
Advisors                           Occupation                 Business
-------------------                -----------------          --------


David J. Kundert, Chairman         Chairman, Bank             Investment
and CEO                            One Trust
                                   Company, NA, 100
                                   East Broad Street,
                                   Columbus, Ohio
                                   43215

Frederick L. Cullen, Director      Chairman/CEO               Banking
                                   Bank One, NA, 100
                                   East Broad Street,
                                   Columbus, Ohio
                                   43215; Chairman
                                   and Chief Operating
                                   Officer, Banc One
                                   Ohio Corporation,
                                   100 East Broad Street,
                                   Columbus, Ohio
                                   43215




Garrett Jamison, Director          President & Chief          Banking
                                   Executive Officer,
                                   Bank One Trust
                                   Company, NA, 100
                                   East Broad Street,
                                   Road, Columbus, Ohio
                                   43215




Geoffrey von Kuhn, Director        Vice Chairman,             Banking
                                   Banc One Capital
                                   Corporation, 150
                                   East Gay Street,
                                   Columbus, Ohio
                                   43215

David R. Meuse, Director           Chairman/CEO               Investment
                                   Banc One Capital
                                   Holding Corporation,
                                   150 East Gay Street,
                                   Columbus, Ohio
                                   43215


Michael J. McMennamin,                                        Banking
Director                           Executive VP &
                                   Chief Financial
                                   Officer, BANC
                                   ONE CORPORATION,
                                   100 East Broad
                                   Street, Columbus,
                                   Ohio 43215


The principal business address of the principal executive officer and directors of Banc One Advisors is 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211.


                   Independence International Associates, Inc.
                   -------------------------------------------

         Independence International Associates, Inc. ("IIA") is the Sub-Investment Advisor to the International Equity Index Fund. IIA, a corporation organized under the laws of Massachusetts, provides investment advice to institutional and investment company clients. Information regarding the firm's ownership and other business connections of the officers and directors is listed on the Form ADV filed by IIA with the SEC pursuant to the Investment Advisers Act of 1940 (SEC File No.801-28785), the text of which is hereby incorporated by reference.

                        Banc One High Yield Partners, LLC
                        ---------------------------------

         Banc One High Yield Partners, LLC is the Sub-Investment Advisor to the High Yield Bond Fund ("Banc One Partners"). Banc One Partners, a limited liability company organized under the laws of Ohio, provides investment advice to the High Yield Bond Fund. Set forth below are the names and principal businesses of the managers and investment officers of Banc One Partners who are engaged in any other business, profession, vocation or employment of a substantial nature.

Position with                      Other Substantial          Type of
Banc One Partners                  Occupation                 Business
-----------------                  -----------------          --------


James P. Shanahan, Manager         Pacholder                  Investment
                                   Associates, Inc.,
                                   Managing Director
                                   & General Counsel,
                                   8044 Montgomery
                                   Road, Suite #382,
                                   Cincinnati, Ohio
                                   45236





William J. Morgan, Manager         Pacholder                  Investment
                                   Associates, Inc.,
                                   President, 8044
                                   Montgomery Road,
                                   Suite #382,
                                   Cincinnati, Ohio
                                   45236





Mark A. Beeson, Manager            Banc One                   Investment
                                   Investment
                                   Advisors, Senior
                                   Managing Director,
                                   1111 Polaris
                                   Parkway, Columbus,
                                   Ohio 43271





Gary Madich, Manager               Banc One                   Investment
                                   Investment
                                   Advisors, Senior
                                   Managing Director,
                                   1111 Polaris
                                   Parkway, Columbus,
                                   Ohio 43271

Ryan L. Langdon, Vice              Pacholder                  Investment
President -- Senior Analyst        Associates, Inc.,
                                   Vice President, 8044
                                   Montgomery Road,
                                   Suite #382,
                                   Cincinnati, Ohio
                                   45236




Anthony L. Longi, Jr., Vice        Pacholder                  Investment
President -- Portfolio Manager     Associates, Inc.,
                                   Executive Vice
                                   President, 8044
                                   Montgomery Road,
                                   Suite #382,
                                   Cincinnati, Ohio
                                   45236




Item 29.  Principal Underwriters

         (a) The One Group Services Company acts as administrator and distributor for each of the Fund's Portfolios.

         (b) The directors and officers of The One Group Services Company are set forth below. The business address of each director or officer is 3435 Stelzer Road, Columbus, Ohio 43219.


Name                       Positions and Offices              Positions and
----                       with The One Group                 with Registrant
                           Services Company                   ---------------
                           ----------------

Lynn J. Mangum             Chairman and Chief                    None
                           Executive Officer

Robert J. McMullen         Executive Vice President              None
                           and Director

Dennis Sheehan             Senior Vice President                 None

Kevin J. Dell              Vice President/Secretary/             None
                           General Counsel

Michael D. Burns           Vice President/Compliance             None
                           Officer

Annamaria Porcaro          Assistant Secretary                   None

Robert Tuch                Assistant Secretary                   None

Stephen G. Mintos          Executive Vice President/             None
                           Chief Operating Officer

Charles L. Booth           Senior Vice President                 Secretary

Dale Smith                 Vice President/                       None
                           Chief Financial Officer

John Gilliam               Vice President                        None

Mark S. Redman             President                             President

Mark J. Ryberczyk          Senior Vice President                 None


(c)      Not applicable.

Item 30.          Location of Accounts and Records

                  (1) Banc One Investment Advisors Corporation, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 (records relating to its functions as Investment Adviser and Sub-Administrator).

                  (2) Independence International Associates, Inc., 75 State Street, Boston, MA 02109 (records relating to its functions as Sub-Investment Adviser to the International Equity Index Fund).

                  (3) Banc One High Yield Partners, LLC, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 and 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236 (records relating to its functions as Sub-Investment Advisor to the High Yield Bond Fund).

                  (4) The One Group Services Company, 3435 Stelzer Road, Columbus, OH 43219 (records relating to its functions as Distributor for all funds).

                  (5) The One Group Services Company, 3435 Stelzer Road, Columbus, OH 43219 (records relating to its functions as Administrator for all funds).

                  (6) State Street Bank and Trust Company, 470 Atlantic Avenue, Fifth Floor, Boston, MA 02205-9087 (records relating to its functions as custodian and transfer agent to all funds).

                  (7) Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005 (Declaration of Trust, Code of Regulations, and Minute Books).

Item 31.          Management Services

                  N/A

Item 32.          Undertakings

                  The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                  The Registrant undertakes to furnish to each person to whom a prospectus for a particular fund is delivered a copy of the Registrant's latest annual report to shareholders relating to that fund upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 45 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, D.C. on the 26th of August, 1998

                   The One Group(R)

                   (Registrant)



                   By: /s/ MARK S. REDMAN
                      -----------------------
                         *Mark S. Redman


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                          Title                      Date
---------                          -----                      ----

/s/ MARK S. REDMAN                 President                  August 26, 1998
-------------------------
* Mark S. Redman

/s/ WILLIAM J. TOMKO               Treasurer                  August 26, 1998
-------------------------
* William J. Tomko

/s/ PETER C. MARSHALL              Trustee                    August 26, 1998
-------------------------
*Peter C. Marshall

/s/ CHARLES I. POST                Trustee                    August 26, 1998
-------------------------
*Charles I. Post

/s/ JOHN S. RANDALL                Trustee                    August 26, 1998
-------------------------
*John S. Randall

/s/ FREDERICK W. RUEBECK           Trustee                    August 26, 1998
-------------------------
*Frederick W. Ruebeck

/s/ ROBERT A ODEN                  Trustee                    August 26, 1998
-------------------------
*Robert A Oden

/s/ JOHN F. FINN                   Trustee                    August 26, 1998
-------------------------
*John F. Finn

By: /s/ ALAN G. PRIEST
   ----------------------
        Alan G. Priest
        Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

(5)(d) Sub-Investment Advisory Agreement, dated as of August 20, 1998 between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC.

(7)                        Deferred Compensation Plan for Trustees of The One
                           Group.

(8)(a) Custodian Contract dated as of July 29, 1988 between Registrant and State Street Bank and Trust Company.

(8)(b) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company.

(8)(d) First Amendment to the Subcustodian Agreement dated as of December, 1996 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant.

(9)(c) Transfer Agency and Service Agreement dated as of July 29, 1988 between the Registrant and State Street Bank and Trust Company.

(9)(d) Amendment to the Transfer Agency and Service Agreement dated as of February 6, 1992 between the Registrant and State Street Bank and Trust Company.

(9)(p) Securities Lending Agreement for Non-ERISA Accounts dated as of August 1995, between the Registrant, Banc One Investment Advisors Corporation and Bank One Trust Company, N.A.

(9)(q) Amendment to Securities Lending Agreement for Non-ERISA Accounts dated as of August 21, 1995 between the Registrant, Banc One Investment Advisors Corporation and Bank One Trust Company, N.A.

(9)(r) Second Amendment to the Securities Lending Agreement (Domestic Securities), effective May 21, 1998, between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A.

(9)(s) Securities Lending Agreement for Non-ERISA Accounts dated as of January 8, 1998 between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A.

(9)(t) Amendment to the Securities Lending Agreement (Foreign Securities) effective May 21, 1998 between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A.

(10)                       Opinion and consent of Counsel.


(11)                       Consent of Consent of Ropes & Gray.

(13) Purchase Agreement dated July 18, 1985 between Registrant and Physicians Insurance Company of Ohio.